UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

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Date of fiscal year end: August 31

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Date of reporting period: August 31, 2023

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders for the period ended August 31, 2023:

MULTIMANAGER LIFETIME PORTFOLIOS	LIFETIME BLEND PORTFOLIOS
Multimanager 2010 Lifetime Portfolio	2010 Lifetime Blend Portfolio
Multimanager 2015 Lifetime Portfolio	2015 Lifetime Blend Portfolio
Multimanager 2020 Lifetime Portfolio	2020 Lifetime Blend Portfolio
Multimanager 2025 Lifetime Portfolio	2025 Lifetime Blend Portfolio
Multimanager 2030 Lifetime Portfolio	2030 Lifetime Blend Portfolio
Multimanager 2035 Lifetime Portfolio	2035 Lifetime Blend Portfolio
Multimanager 2040 Lifetime Portfolio	2040 Lifetime Blend Portfolio
Multimanager 2045 Lifetime Portfolio	2045 Lifetime Blend Portfolio
Multimanager 2050 Lifetime Portfolio	2050 Lifetime Blend Portfolio
Multimanager 2055 Lifetime Portfolio	2055 Lifetime Blend Portfolio
Multimanager 2060 Lifetime Portfolio	2060 Lifetime Blend Portfolio
Multimanager 2065 Lifetime Portfolio	2065 Lifetime Blend Portfolio
LIFESTYLE BLEND PORTFOLIOS	Alternative Asset Allocation Fund
Lifestyle Blend Aggressive Portfolio	Blue Chip Growth Fund
Lifestyle Blend Balanced Portfolio	Equity Income Fund
Lifestyle Blend Conservative Portfolio	Fundamental Global Franchise Fund

Lifestyle Blend Growth Portfolio	Global Equity Fund
Lifestyle Blend Moderate Portfolio	International Small Company Fund
Small Cap Growth Fund
Small Cap Value Fund

Annual report
John Hancock
Multimanager Lifetime Portfolios
Target date
August 31, 2023

A message to shareholders
Dear shareholder,
Global equities shook off a number of concerns to register gains during the 12 months ended August 31, 2023. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely recede at some point within the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022. A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, reflecting better-than-expected economic conditions. Value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes.
The global bond markets struggled in the rising-rate environment. While credit-sensitive market segments such as high-yield bonds and emerging-market debt held up well, the benefit was outweighed by pronounced weakness in longer-term government issues in the developed markets.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multimanager Lifetime Portfolios

2	Multimanager Lifetime Portfolios’ strategy at a glance
3	Management’s discussion of portfolio performance
6	Multimanager 2065 Lifetime Portfolio
7	Multimanager 2060 Lifetime Portfolio
8	Multimanager 2055 Lifetime Portfolio
9	Multimanager 2050 Lifetime Portfolio
10	Multimanager 2045 Lifetime Portfolio
11	Multimanager 2040 Lifetime Portfolio
12	Multimanager 2035 Lifetime Portfolio
13	Multimanager 2030 Lifetime Portfolio
14	Multimanager 2025 Lifetime Portfolio
15	Multimanager 2020 Lifetime Portfolio
16	Multimanager 2015 Lifetime Portfolio
17	Multimanager 2010 Lifetime Portfolio
18	Your expenses
23	Portfolios’ investments
36	Financial statements
46	Financial highlights
58	Notes to financial statements
94	Report of independent registered public accounting firm
95	Tax information
96	Evaluation of advisory and subadvisory agreements by the Board of Trustees
103	Statement regarding liquidity risk management
104	Trustees and Officers
107	More information
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	1

Multimanager Lifetime Portfolios’ strategy at a glance
A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multimanager Lifetime Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.
■Portfolios with dates further off initially invest more aggressively in stock funds.
■As a portfolio approaches its target date,1 the allocation will gradually migrate to more conservative fixed-income funds.
■Once the target date is reached, the allocation will continue to become increasingly conservative until it reaches the end of its glide path, investing primarily in fixed-income funds.
JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multimanager Lifetime Portfolios adjusts over time.
The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.
1 Based on an estimated retirement date.
2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.
2	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Management’s discussion of portfolio performance
Can you describe the investment conditions during the 12 months ended August 31, 2023?
Financial assets produced mixed results during the period. On the positive side, global equities shook off a number of concerns to register a robust gain. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow down at some point during the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022. Together, these factors helped stocks overcome potential headwinds such as the ongoing conflict in Ukraine, short-lived turmoil in the U.S. and European banking sectors in March, and growing competition from rising yields on lower-risk investments.
A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, reflecting better-than-expected economic conditions in the region. On the other hand, value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes. The relative weakness in emerging-market stocks reflected China’s unexpectedly soft reopening from its stringent COVID-19 lockdown policies, as well as concerns about ongoing instability in the nation’s real estate sector.
The global bond markets struggled in the rising-rate environment. While credit-sensitive categories such as high-yield bonds and emerging-market debt held up well, the benefit was outweighed by pronounced weakness in longer-term government issues in the developed markets.

MULTIMANAGER 2065-2010 LIFETIME PORTFOLIOS’ CLASS A SHARE RETURNS (%)

For the twelve months ended 8/31/2023
Total returns for the portfolios exclude sales charges and assume all distributions are reinvested. The deduction of a class’ maximum sales charge would reduce the performance shown above.
Past performance does not guarantee future results.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	3

What elements of the portfolios’ positioning helped and hurt results?
All of the portfolios delivered positive absolute returns but underperformed their respective benchmarks in the annual reporting period. One reason for the shortfall was that even diversified indexes, including the portfolios’ benchmarks, gained a substantial boost from the handful of strong-performing U.S. technology giants. As a result, the portfolios faced a headwind to relative performance by being broadly diversified away from this area.
Asset allocation was the largest detractor from performance across all portfolios. Most notably, we were hurt by an underweight in U.S. large-cap stocks and corresponding overweights in domestic small caps and defensive stocks. Although defensive stocks registered gains, they did not keep pace with the broader market given investors’ robust appetite for risk from the start of 2023 onward.
An allocation to real assets—which consists of real estate investment trusts (REITs), natural resource equities, and infrastructure stocks—detracted in John Hancock Multimanager 2010, 2015, 2020, 2025, 2030, 2035, 2040, and 2045 Lifetime Portfolios. While the resources sectors performed well, both REITs and infrastructure stocks were pressured by the rising-rate environment.
Positioning in the international developed markets was also a modest detractor, due largely to an underweight. An underweight in the emerging markets contributed in John Hancock Multimanager 2010, 2015, 2020, and 2025 Lifetime Portfolios. However, all other portfolios were hurt by an overweight in the asset class.
Asset allocation had a mixed effect on results in fixed income. While we benefited from a tilt toward credit-oriented market segments over core bonds, an allocation to U.S. Treasury STRIPS was a meaningful detractor due to the category’s above-average interest-rate sensitivity.
The relative performance of the underlying managers compared to their respective categories also detracted from results, with the majority of the impact occurring in international equities.

MARKET INDEX TOTAL RETURNS
For the twelve months ended 8/31/2023
U.S. Stocks	S&P 500 Index	15.94%
	Russell Midcap Index	8.38%
	Russell 2000 Index	4.65%
	FTSE NAREIT All Equity REIT Index	-7.71%
International Stocks	MSCI EAFE Index	17.92%
	MSCI Emerging Markets Index	1.25%
	MSCI EAFE Small Cap Index	9.18%
Fixed Income	Bloomberg U.S. Aggregate Bond Index	-1.19%
	ICE Bank of America U.S. High Yield Index	7.01%
	JPMorgan Global Government Bonds Unhedged Index	-1.61%
Market index total returns are included here as broad measures of market performance.
4	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Can you tell us about changes to the portfolio management team?
Effective January 1, 2023, Geoffrey Kelley, CFA, and David Kobuszewski, CFA, were added to the team.
MANAGED BY

Nathan W. Thooft, CFA
Robert E. Sykes, CFA
Geoffrey Kelley, CFA
David Kobuszewski, CFA
Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures,which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	5

Multimanager 2065 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2065 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2065 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	91.1
Equity	86.0
U.S. large cap	26.6
International equity	23.0
Large blend	15.7
U.S. mid cap	10.8
Emerging-market equity	7.0
U.S. small cap	2.0
Sector equity	0.9
Fixed income	3.0
Short-term bond	1.2
Intermediate bond	0.7
Emerging-market debt	0.6
High yield bond	0.5
Alternative and specialty	2.1
Sector equity	2.1
Unaffiliated investment companies	6.6
Equity	6.6
U.S. Government	2.0
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1	Class R2[1]	Class R4[1]	Class R5[1]	Class R6[1]	Class 1[1]	Index 1	Index 2
Inception	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20
Average annual total returns
1 year	4.88	10.79	10.55	10.66	10.82	10.90	10.76	12.95	11.20
Since inception	5.48	7.70	7.52	7.64	7.79	7.82	7.75	9.10	8.51
Cumulative returns
Since inception	16.99	24.38	23.76	24.17	24.68	24.76	24.55	29.16	27.15
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	2.06	1.76	2.16	2.01	1.71	1.66	1.70
Net (%)	1.00	0.70	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	For certain types of investors, as described in the portfolio’s prospectuses.
6	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2060 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2060 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2060 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	91.0
Equity	86.0
U.S. large cap	26.6
International equity	23.0
Large blend	15.7
U.S. mid cap	10.8
Emerging-market equity	7.0
U.S. small cap	2.0
Sector equity	0.9
Fixed income	2.9
Short-term bond	1.2
Intermediate bond	0.6
Emerging-market debt	0.6
High yield bond	0.5
Alternative and specialty	2.1
Sector equity	2.1
Unaffiliated investment companies	6.6
Equity	6.6
U.S. Government	2.2
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1	Class R2[1]	Class R4[1]	Class R5[1]	Class R6[1]	Class 1[1]	Index 1	Index 2
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	4.85	10.69	10.32	10.60	10.67	10.81	10.76	12.95	11.20
5 year	4.97	6.37	6.03	6.32	6.44	6.50	6.45	6.89	7.40
Since inception	7.71	8.80	8.49	8.73	8.86	8.91	8.86	9.23	10.06
Cumulative returns
5 year	27.44	36.18	34.02	35.84	36.62	37.00	36.70	39.56	42.87
Since inception	73.56	87.05	83.18	86.15	87.80	88.52	87.80	92.60	103.70
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.39	1.09	1.48	1.33	1.03	0.98	1.02
Net (%)	1.00	0.70	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	7

Multimanager 2055 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2055 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2055 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2055 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	91.0
Equity	86.0
U.S. large cap	26.8
International equity	22.8
Large blend	15.7
U.S. mid cap	10.8
Emerging-market equity	7.0
U.S. small cap	2.0
Sector equity	0.9
Fixed income	2.9
Short-term bond	1.2
Intermediate bond	0.6
Emerging-market debt	0.6
High yield bond	0.5
Alternative and specialty	2.1
Sector equity	2.1
Unaffiliated investment companies	6.6
Equity	6.6
U.S. Government	2.2
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	4.75	10.63	10.18	10.56	10.59	10.66	10.72	12.85	11.20
5 year	4.95	6.34	5.93	6.31	6.41	6.48	6.43	6.87	7.40
Since inception	6.35	7.21	6.92	7.22	7.34	7.39	7.35	7.72	8.55
Cumulative returns
5 year	27.30	36.01	33.39	35.78	36.46	36.86	36.57	39.38	42.87
Since inception	78.74	92.85	88.05	93.02	95.14	95.98	95.21	101.64	116.80
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.35	1.05	1.44	1.29	0.99	0.94	0.98
Net (%)	1.01	0.71	1.10	0.85	0.65	0.60	0.64
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R1 shares commenced operations on 3-26-14 and ceased operations on 10-23-20. Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
8	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2050 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2050 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2050 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2050 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	91.0
Equity	86.1
U.S. large cap	26.8
International equity	22.8
Large blend	15.8
U.S. mid cap	10.8
Emerging-market equity	7.0
U.S. small cap	2.0
Sector equity	0.9
Fixed income	2.8
Short-term bond	1.2
Intermediate bond	0.6
Emerging-market debt	0.5
High yield bond	0.5
Alternative and specialty	2.1
Sector equity	2.1
Unaffiliated investment companies	6.6
Equity	6.6
U.S. Government	2.2
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	4.86	10.69	10.23	10.45	10.67	10.73	10.69	12.77	11.20
5 year	4.94	6.36	5.92	6.20	6.40	6.46	6.41	6.82	7.40
10-year	7.24	8.14	7.71	7.98	8.20	8.25	8.19	8.53	9.41
Cumulative returns
5 year	27.27	36.08	33.31	35.08	36.38	36.73	36.46	39.05	42.87
10-year	101.20	118.66	110.19	115.46	119.97	120.98	119.71	126.80	145.71
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.32	1.02	1.41	1.26	0.96	0.91	0.96
Net (%)	1.02	0.72	1.11	0.86	0.66	0.61	0.65
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	9

Multimanager 2045 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2045 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2045 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2045 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	90.6
Equity	82.4
U.S. large cap	25.7
International equity	22.5
Large blend	15.3
U.S. mid cap	10.0
Emerging-market equity	6.3
U.S. small cap	1.8
Sector equity	0.8
Fixed income	5.3
Intermediate bond	2.1
Emerging-market debt	1.3
Short-term bond	1.1
High yield bond	0.8
Alternative and specialty	2.9
Sector equity	2.9
Unaffiliated investment companies	6.3
Equity	6.3
U.S. Government	2.8
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	4.47	10.37	9.78	10.23	10.41	10.38	10.32	12.36	10.79
5 year	4.91	6.31	5.89	6.18	6.39	6.43	6.37	6.68	7.33
10-year	7.22	8.01	7.70	7.97	8.19	8.24	8.18	8.32	9.37
Cumulative returns
5 year	27.09	35.80	33.12	34.94	36.29	36.54	36.20	38.15	42.42
10-year	100.87	116.12	109.89	115.37	119.63	120.74	119.57	122.40	144.93
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.31	1.01	1.40	1.25	0.95	0.90	0.94
Net (%)	1.00	0.70	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R1 shares commenced operations on 10-30-06 and ceased operations on 10-23-20. Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
10	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2040 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2040 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2040 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2040 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	90.3
Equity	74.4
U.S. large cap	22.3
International equity	21.8
Large blend	14.4
U.S. mid cap	8.4
Emerging-market equity	5.2
U.S. small cap	1.5
Sector equity	0.8
Fixed income	11.4
Intermediate bond	6.2
Emerging-market debt	2.0
High yield bond	1.5
Short-term bond	1.2
Multi-sector bond	0.5
Alternative and specialty	4.5
Sector equity	4.5
Unaffiliated investment companies	5.5
Equity	5.5
U.S. Government	4.0
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	3.41	9.18	8.84	9.07	9.24	9.22	9.28	11.43	9.64
5 year	4.59	5.98	5.58	5.85	6.06	6.09	6.06	6.36	6.90
10-year	7.04	7.81	7.51	7.77	8.00	8.04	8.00	8.02	9.14
Cumulative returns
5 year	25.13	33.71	31.19	32.85	34.18	34.40	34.20	36.11	39.58
10-year	97.49	112.19	106.33	111.40	115.90	116.75	115.83	116.24	139.80
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.30	1.00	1.39	1.24	0.94	0.89	0.93
Net (%)	1.00	0.70	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R1 shares commenced operations on 10-30-06 and ceased operations on 10-23-20. Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	11

Multimanager 2035 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2035 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2035 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2035 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	90.2
Equity	65.4
International equity	20.3
U.S. large cap	19.7
Large blend	12.2
U.S. mid cap	7.0
Emerging-market equity	4.3
U.S. small cap	1.1
Sector equity	0.8
Fixed income	19.1
Intermediate bond	11.4
Emerging-market debt	2.9
High yield bond	2.3
Short-term bond	1.3
Multi-sector bond	1.2
Alternative and specialty	5.7
Sector equity	5.7
Unaffiliated investment companies	4.6
Equity	4.6
U.S. Government	5.0
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	2.32	7.89	7.49	7.80	8.05	8.11	8.06	10.09	8.31
5 year	4.11	5.45	5.07	5.35	5.56	5.61	5.56	5.85	6.36
10-year	6.62	7.38	7.08	7.35	7.57	7.62	7.58	7.54	8.64
Cumulative returns
5 year	22.30	30.42	28.05	29.74	31.08	31.40	31.06	32.86	36.09
10-year	89.87	103.90	98.27	103.27	107.47	108.50	107.59	106.87	129.13
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.29	0.99	1.38	1.23	0.93	0.88	0.92
Net (%)	1.01	0.71	1.10	0.85	0.65	0.60	0.64
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R1 shares commenced operations on 10-30-06 and ceased operations on 10-23-20. Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
12	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2030 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2030 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2030 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2030 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	89.5
Equity	54.4
International equity	19.4
U.S. large cap	15.2
Large blend	9.9
U.S. mid cap	5.5
Emerging-market equity	3.2
Sector equity	0.7
U.S. small cap	0.5
Fixed income	27.9
Intermediate bond	14.4
Emerging-market debt	3.5
Short-term bond	3.3
Multi-sector bond	3.2
High yield bond	2.8
Bank loan	0.7
Alternative and specialty	7.2
Sector equity	7.2
Unaffiliated investment companies	4.2
Equity	4.2
U.S. Government	6.1
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	1.21	6.84	6.40	6.82	6.94	6.99	7.05	8.61	7.09
5 year	3.74	5.12	4.70	4.98	5.17	5.23	5.19	5.21	5.85
10-year	6.14	6.91	6.60	6.87	7.08	7.14	7.09	6.90	8.06
Cumulative returns
5 year	20.13	28.33	25.81	27.50	28.66	29.02	28.81	28.92	32.90
10-year	81.49	94.99	89.42	94.33	98.13	99.36	98.32	94.82	117.19
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.98	1.38	1.23	0.93	0.88	0.92
Net (%)	0.99	0.69	1.08	0.83	0.63	0.58	0.62
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R1 shares commenced operations on 10-30-06 and ceased operations on 10-23-20. Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	13

Multimanager 2025 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2025 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2025 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2025 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	89.6
Equity	42.1
International equity	17.1
U.S. large cap	11.3
Large blend	6.6
U.S. mid cap	4.1
Emerging-market equity	1.9
Sector equity	0.6
U.S. small cap	0.5
Fixed income	39.0
Intermediate bond	19.7
Short-term bond	5.3
Multi-sector bond	4.9
Emerging-market debt	4.2
High yield bond	3.6
Bank loan	1.3
Alternative and specialty	8.5
Sector equity	8.5
Unaffiliated investment companies	3.2
Equity	3.2
U.S. Government	6.9
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	0.12	5.70	5.37	5.65	5.78	5.84	5.91	7.16	5.90
5 year	3.33	4.71	4.32	4.56	4.76	4.82	4.79	4.63	5.28
10-year	5.56	6.33	6.04	6.30	6.50	6.55	6.50	6.26	7.39
Cumulative returns
5 year	17.80	25.89	23.52	24.98	26.17	26.56	26.37	25.41	29.31
10-year	71.73	84.76	79.69	84.15	87.67	88.61	87.78	83.45	104.00
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.98	1.37	1.22	0.92	0.87	0.91
Net (%)	0.98	0.68	1.07	0.82	0.62	0.57	0.61
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R1 shares commenced operations on 10-30-06 and ceased operations on 10-23-20. Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
14	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2020 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2020 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2020 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2020 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	89.9
Equity	34.0
International equity	15.7
U.S. large cap	7.6
Large blend	5.5
U.S. mid cap	2.9
Emerging-market equity	1.2
Sector equity	0.6
U.S. small cap	0.5
Fixed income	47.0
Intermediate bond	24.1
Short-term bond	7.2
Multi-sector bond	5.1
Emerging-market debt	4.7
High yield bond	4.0
Bank loan	1.9
Alternative and specialty	8.9
Sector equity	8.9
Unaffiliated investment companies	2.4
Equity	2.4
U.S. Government	7.4
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-0.50	4.97	4.54	4.97	5.06	5.13	5.20	6.31	5.20
5 year	2.88	4.25	3.84	4.11	4.30	4.35	4.32	4.02	4.60
10-year	4.87	5.64	5.32	5.59	5.79	5.85	5.80	5.60	6.53
Cumulative returns
5 year	15.24	23.13	20.71	22.29	23.44	23.74	23.52	21.78	25.21
10-year	60.95	73.05	67.99	72.32	75.52	76.64	75.81	72.51	88.20
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.29	0.99	1.38	1.23	0.93	0.88	0.92
Net (%)	0.96	0.66	1.05	0.80	0.60	0.55	0.59
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R1 shares commenced operations on 10-30-06 and ceased operations on 10-23-20. Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	15

Multimanager 2015 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2015 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2015 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2015 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	89.6
Equity	28.9
International equity	14.1
U.S. large cap	7.7
Large blend	4.7
U.S. mid cap	1.9
Emerging-market equity	0.5
Fixed income	53.2
Intermediate bond	27.2
Short-term bond	9.0
Multi-sector bond	5.3
Emerging-market debt	5.0
High yield bond	4.2
Bank loan	2.5
Alternative and specialty	7.5
Sector equity	7.5
Unaffiliated investment companies	2.3
Equity	2.3
U.S. Government	7.9
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-0.64	4.92	4.47	4.79	4.98	4.89	4.98	5.51	4.86
5 year	2.67	4.03	3.65	4.06	4.09	4.15	4.13	3.86	4.26
10-year	4.32	5.08	4.77	5.11	5.24	5.30	5.26	5.17	5.76
Cumulative returns
5 year	14.10	21.83	19.65	21.99	22.19	22.54	22.40	20.87	23.20
10-year	52.69	64.19	59.43	64.63	66.61	67.64	66.90	65.55	75.00
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.33	1.03	1.42	1.27	0.97	0.92	0.97
Net (%)	0.94	0.64	1.03	0.78	0.58	0.53	0.57
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R1 shares commenced operations on 10-30-06 and ceased operations on 10-23-20. Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
16	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2010 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2010 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2010 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2010 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	89.7
Equity	22.9
International equity	12.8
U.S. large cap	6.0
Large blend	3.2
U.S. mid cap	0.9
Fixed income	59.3
Intermediate bond	29.5
Short-term bond	11.4
Multi-sector bond	5.6
Emerging-market debt	5.2
High yield bond	4.5
Bank loan	3.1
Alternative and specialty	7.5
Sector equity	7.5
Unaffiliated investment companies	1.7
Equity	1.7
U.S. Government	8.3
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-0.85	4.45	4.13	4.42	4.64	4.69	4.64	5.28	4.51
5 year	2.50	3.85	3.48	3.73	3.92	4.00	3.92	3.61	3.94
10-year	3.92	4.66	4.38	4.63	4.83	4.90	4.83	4.62	5.17
Cumulative returns
5 year	13.13	20.81	18.66	20.10	21.17	21.66	21.23	19.38	21.29
10-year	46.90	57.65	53.45	57.31	60.28	61.32	60.33	57.14	65.53
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.38	1.08	1.47	1.32	1.02	0.97	1.01
Net (%)	0.92	0.62	1.01	0.76	0.56	0.51	0.55
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R1 shares commenced operations on 10-30-06 and ceased operations on 10-23-20. Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	17

Your expenses
As a shareholder of a John Hancock Funds II Multimanager Lifetime Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2023 through August 31, 2023).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio[2]
Multimanager 2065 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,070.60	$2.19	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,072.40	0.63	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,071.60	1.31	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Class R4	Actual expenses/actual returns	1,000.00	1,072.50	0.84	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Class R5	Actual expenses/actual returns	1,000.00	1,072.40	0.16	0.03%
	Hypothetical example	1,000.00	1,025.10	0.15	0.03%
Class R6	Actual expenses/actual returns	1,000.00	1,073.40	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,072.40	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
18	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio[2]
Multimanager 2060 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,070.60	$2.19	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,072.20	0.63	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,070.60	2.61	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	1,072.30	0.94	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Class R5	Actual expenses/actual returns	1,000.00	1,072.30	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Class R6	Actual expenses/actual returns	1,000.00	1,073.10	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,072.20	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2055 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,070.20	$2.19	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,072.10	0.57	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Class R2	Actual expenses/actual returns	1,000.00	1,070.20	2.61	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	1,072.10	0.78	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Class R5	Actual expenses/actual returns	1,000.00	1,072.00	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,072.00	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,073.10	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2050 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,071.00	$2.19	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,072.90	0.63	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,070.00	2.66	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,072.00	1.36	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,072.80	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,072.80	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,072.90	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	19

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio[2]
Multimanager 2045 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,068.00	$2.19	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,070.90	0.63	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,067.60	2.66	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,070.10	1.36	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,070.60	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,069.70	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,069.60	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2040 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,062.00	$2.18	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,063.70	0.62	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,061.70	2.65	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,063.10	1.30	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Class R5	Actual expenses/actual returns	1,000.00	1,064.80	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,063.90	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,064.90	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2035 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,055.90	$2.18	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,056.80	0.57	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Class R2	Actual expenses/actual returns	1,000.00	1,054.30	2.59	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	1,056.60	1.04	0.20%
	Hypothetical example	1,000.00	1,024.20	1.02	0.20%
Class R5	Actual expenses/actual returns	1,000.00	1,057.70	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,057.70	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,057.70	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
20	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio[2]
Multimanager 2030 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,048.20	$2.17	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,049.60	0.62	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,047.50	2.58	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	1,049.80	1.34	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,049.60	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,050.90	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,050.80	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2025 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,040.10	$2.16	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,041.60	0.62	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,040.50	2.62	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,041.60	1.34	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,041.70	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,041.70	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,042.90	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2020 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,035.90	$2.16	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,035.80	0.62	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,034.80	2.62	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	1,036.10	1.33	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,037.30	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,037.40	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,037.30	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	21

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio[2]
Multimanager 2015 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,034.30	$2.15	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,035.80	0.62	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,033.10	2.56	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	1,035.70	0.77	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Class R5	Actual expenses/actual returns	1,000.00	1,035.80	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,035.80	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,037.20	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2010 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,032.30	$2.15	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	1,032.30	0.61	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	1,032.30	2.56	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	1,033.80	1.33	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	1,033.80	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	1,035.10	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,033.70	0.26	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
22	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolios’ investments
Subadvisors of Affiliated Underlying Funds
Allspring Global Investments, LLC	(Allspring Investments)
Axiom International Investors LLC	(Axiom)
BCSF Advisors, LP (Bain Capital Credit)	(Bain Capital)
Boston Partners Global Investors, Inc.	(Boston Partners)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
Jennison Associates LLC	(Jennison)
Manulife Investment Management (North America) Limited	(MIM NA)
Manulife Investment Management (US) LLC	(MIM US)
Redwood Investments, LLC	(Redwood)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wellington Management Company LLP	(Wellington)
MULTIMANAGER 2065 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 91.1%
Equity - 86.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	70,006	$3,199,965
Capital Appreciation, Class NAV, JHF II (Jennison)	166,833	2,220,546
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	163,464	1,487,526
Disciplined Value, Class NAV, JHF III (Boston Partners)	115,799	2,606,631
Disciplined Value International, Class NAV, JHIT (Boston Partners)	173,501	2,562,607
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	451,478	4,000,094
Equity Income, Class NAV, JHF II (T. Rowe Price)	189,312	3,528,781
Financial Industries, Class NAV, JHIT II (MIM US) (B)	36,251	516,572
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	33,948	2,219,883
International Dynamic Growth, Class NAV, JHIT (Axiom)	103,302	1,037,149
International Growth, Class NAV, JHF III (Wellington)	47,423	1,147,627
International Small Company, Class NAV, JHF II (DFA)	98,935	1,001,220
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	808,678	7,496,446
Mid Cap Growth, Class NAV, JHIT (Wellington)	196,544	2,743,755
Mid Value, Class NAV, JHF II (T. Rowe Price)	209,896	3,446,493
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	38,328	535,829
Small Cap Value, Class NAV, JHF II (Wellington)	35,039	622,301
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	936,736	8,992,666
Fixed income - 3.0%
Bond, Class NAV, JHSB (MIM US) (B)	28,914	383,111
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	44,683	324,844
High Yield, Class NAV, JHBT (MIM US) (B)	104,986	309,709
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	77,211	709,566
Alternative and specialty - 2.1%
Health Sciences, Class NAV, JHF II (T. Rowe Price)	139,881	675,623
Science & Technology, Class NAV, JHF II (T. Rowe Price)	310,712	518,889

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $51,633,195)		$52,287,833
UNAFFILIATED INVESTMENT COMPANIES - 6.6%
Equity - 6.6%
Fidelity Emerging Markets Index Fund	60,864	600,117
Fidelity International Index Fund	12,579	574,099
Fidelity Mid Cap Index Fund	49,692	1,404,799
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	23

MULTIMANAGER 2065 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fidelity Small Cap Index Fund	52,313	$1,234,055

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $3,722,182)		$3,813,070
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	274	0
ICA Gruppen AB (C)(D)	12	0
Health care - 0.0%
NMC Health PLC (C)	9	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	37	110
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	1,110	30

TOTAL COMMON STOCKS (Cost $276)		$140
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.0%
U.S. Government - 2.0%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$634,900	197,890
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	1,221,400	385,983
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	1,147,900	377,009
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	627,400	214,068

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,440,959)		$1,174,950
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	11,223	112,190

TOTAL SHORT-TERM INVESTMENTS (Cost $110,471)		$112,190
Total investments (Cost $56,907,083) - 99.9%		$57,388,183
Other assets and liabilities, net - 0.1%		45,854
TOTAL NET ASSETS - 100.0%		$57,434,037
MULTIMANAGER 2060 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 91.0%
Equity - 86.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	281,406	$12,863,067
Capital Appreciation, Class NAV, JHF II (Jennison)	672,300	8,948,313
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	691,714	6,294,595
Disciplined Value, Class NAV, JHF III (Boston Partners)	503,310	11,329,507
Disciplined Value International, Class NAV, JHIT (Boston Partners)	726,900	10,736,314
MULTIMANAGER 2060 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	1,898,673	$16,822,239
Equity Income, Class NAV, JHF II (T. Rowe Price)	830,253	15,475,915
Financial Industries, Class NAV, JHIT II (MIM US) (B)	152,030	2,166,428
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	142,964	9,348,398
International Dynamic Growth, Class NAV, JHIT (Axiom)	432,793	4,345,246
International Growth, Class NAV, JHF III (Wellington)	198,682	4,808,103
International Small Company, Class NAV, JHF II (DFA)	415,348	4,203,325
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	3,388,042	31,407,154
Mid Cap Growth, Class NAV, JHIT (Wellington)	828,800	11,570,053
Mid Value, Class NAV, JHF II (T. Rowe Price)	883,917	14,513,915
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	161,459	2,257,202
Small Cap Value, Class NAV, JHF II (Wellington)	147,186	2,614,019
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	3,944,794	37,870,026
Fixed income - 2.9%
Bond, Class NAV, JHSB (MIM US) (B)	117,403	1,555,591
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	181,328	1,318,258
High Yield, Class NAV, JHBT (MIM US) (B)	424,498	1,252,270
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	311,586	2,863,480
Alternative and specialty - 2.1%
Health Sciences, Class NAV, JHF II (T. Rowe Price)	586,044	2,830,594
Science & Technology, Class NAV, JHF II (T. Rowe Price)	1,314,986	2,196,027

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $220,235,892)		$219,590,039
UNAFFILIATED INVESTMENT COMPANIES - 6.6%
Equity - 6.6%
Fidelity Emerging Markets Index Fund	255,691	2,521,116
Fidelity International Index Fund	52,677	2,404,171
Fidelity Mid Cap Index Fund	209,212	5,914,424
Fidelity Small Cap Index Fund	220,103	5,192,238

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $15,951,674)		$16,031,949
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	2,235	0
ICA Gruppen AB (C)(D)	96	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	4,248	1,949
24	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2060 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Health care - 0.0%
NMC Health PLC (C)	70	$0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	298	898
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	9,053	248

TOTAL COMMON STOCKS (Cost $4,064)		$3,095
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.2%
U.S. Government - 2.2%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$2,803,400	873,784
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	5,391,600	1,703,834
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	5,067,700	1,664,403
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	2,770,000	945,121

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $6,679,353)		$5,187,142
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	53,472	534,537

TOTAL SHORT-TERM INVESTMENTS (Cost $534,501)		$534,537
Total investments (Cost $243,405,484) - 100.0%		$241,346,762
Other assets and liabilities, net - 0.0%		41,914
TOTAL NET ASSETS - 100.0%		$241,388,676
MULTIMANAGER 2055 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 91.0%
Equity - 86.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	420,137	$19,204,466
Capital Appreciation, Class NAV, JHF II (Jennison)	1,001,551	13,330,639
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,038,804	9,453,117
Disciplined Value, Class NAV, JHF III (Boston Partners)	763,748	17,191,974
Disciplined Value International, Class NAV, JHIT (Boston Partners)	1,084,627	16,019,941
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	2,838,623	25,150,198
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,255,738	23,406,956
Financial Industries, Class NAV, JHIT II (MIM US) (B)	227,533	3,242,340
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	213,587	13,966,436
International Dynamic Growth, Class NAV, JHIT (Axiom)	644,818	6,473,975
MULTIMANAGER 2055 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
International Growth, Class NAV, JHF III (Wellington)	295,907	$7,160,954
International Small Company, Class NAV, JHF II (DFA)	620,801	6,282,502
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	5,046,683	46,782,751
Mid Cap Growth, Class NAV, JHIT (Wellington)	1,234,070	17,227,621
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,318,919	21,656,644
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	241,188	3,371,811
Small Cap Value, Class NAV, JHF II (Wellington)	220,251	3,911,663
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	5,912,763	56,762,526
Fixed income - 2.9%
Bond, Class NAV, JHSB (MIM US) (B)	174,729	2,315,156
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	269,510	1,959,339
High Yield, Class NAV, JHBT (MIM US) (B)	630,974	1,861,372
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	465,423	4,277,238
Alternative and specialty - 2.1%
Health Sciences, Class NAV, JHF II (T. Rowe Price)	875,536	4,228,841
Science & Technology, Class NAV, JHF II (T. Rowe Price)	1,963,173	3,278,499

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $326,835,971)		$328,516,959
UNAFFILIATED INVESTMENT COMPANIES - 6.6%
Equity - 6.6%
Fidelity Emerging Markets Index Fund	382,675	3,773,178
Fidelity International Index Fund	78,697	3,591,739
Fidelity Mid Cap Index Fund	312,140	8,824,191
Fidelity Small Cap Index Fund	328,389	7,746,707

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $23,951,855)		$23,935,815
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	3,720	0
ICA Gruppen AB (C)(D)	160	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	12,063	5,534
Health care - 0.0%
NMC Health PLC (C)	117	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	496	1,494
New World Development Company, Ltd.	3	6
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	15,065	413
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	25

MULTIMANAGER 2055 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL COMMON STOCKS (Cost $8,887)		$7,447
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.2%
U.S. Government - 2.2%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$4,230,500	$1,318,592
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	8,136,500	2,571,268
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	7,647,800	2,511,795
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	4,180,600	1,426,416

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $10,221,300)		$7,828,071
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	72,745	727,201

TOTAL SHORT-TERM INVESTMENTS (Cost $727,151)		$727,201
Total investments (Cost $361,745,164) - 100.0%		$361,015,493
Other assets and liabilities, net - 0.0%		56,639
TOTAL NET ASSETS - 100.0%		$361,072,132
MULTIMANAGER 2050 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 91.0%
Equity - 86.1%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	650,724	$29,744,573
Capital Appreciation, Class NAV, JHF II (Jennison)	1,546,145	20,579,184
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,603,319	14,590,200
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,172,512	26,393,247
Disciplined Value International, Class NAV, JHIT (Boston Partners)	1,672,863	24,708,193
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	4,376,154	38,772,726
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,914,206	35,680,809
Financial Industries, Class NAV, JHIT II (MIM US) (B)	348,546	4,966,783
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	331,432	21,672,320
International Dynamic Growth, Class NAV, JHIT (Axiom)	995,550	9,995,321
International Growth, Class NAV, JHF III (Wellington)	453,286	10,969,518
International Small Company, Class NAV, JHF II (DFA)	952,920	9,643,555
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	7,730,827	71,664,766
Mid Cap Growth, Class NAV, JHIT (Wellington)	1,900,860	26,536,001
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,019,642	33,162,528
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	368,421	5,150,524
MULTIMANAGER 2050 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Small Cap Value, Class NAV, JHF II (Wellington)	339,339	$6,026,654
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	9,162,410	87,959,137
Fixed income - 2.8%
Bond, Class NAV, JHSB (MIM US) (B)	265,299	3,515,218
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	404,902	2,943,634
High Yield, Class NAV, JHBT (MIM US) (B)	947,950	2,796,452
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	699,233	6,425,953
Alternative and specialty - 2.1%
Health Sciences, Class NAV, JHF II (T. Rowe Price)	1,360,028	6,568,934
Science & Technology, Class NAV, JHF II (T. Rowe Price)	3,024,224	5,050,454

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $500,255,200)		$505,516,684
UNAFFILIATED INVESTMENT COMPANIES - 6.6%
Equity - 6.6%
Fidelity Emerging Markets Index Fund	586,680	5,784,664
Fidelity International Index Fund	120,552	5,502,011
Fidelity Mid Cap Index Fund	477,805	13,507,542
Fidelity Small Cap Index Fund	502,679	11,858,196

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $36,924,577)		$36,652,413
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	6,187	0
ICA Gruppen AB (C)(D)	266	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	24,454	11,219
Health care - 0.0%
NMC Health PLC (C)	194	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	825	2,485
New World Development Company, Ltd.	7	14
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	25,059	687

TOTAL COMMON STOCKS (Cost $16,649)		$14,405
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.2%
U.S. Government - 2.2%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$6,592,100	2,054,673
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	12,678,400	4,006,583
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	11,917,000	3,913,944
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	6,514,300	2,222,671
26	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2050 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $16,017,532)		$12,197,871
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	97,397	$973,642

TOTAL SHORT-TERM INVESTMENTS (Cost $973,577)		$973,642
Total investments (Cost $554,187,535) - 100.0%		$555,355,015
Other assets and liabilities, net - 0.0%		75,985
TOTAL NET ASSETS - 100.0%		$555,431,000
MULTIMANAGER 2045 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 90.6%
Equity - 82.4%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	974,231	$44,532,104
Capital Appreciation, Class NAV, JHF II (Jennison)	2,302,631	30,648,014
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	2,462,832	22,411,770
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,718,636	38,686,493
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,588,588	38,233,440
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	6,111,848	54,150,969
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,853,693	53,192,844
Financial Industries, Class NAV, JHIT II (MIM US) (B)	519,861	7,408,017
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	488,960	31,973,097
International Dynamic Growth, Class NAV, JHIT (Axiom)	1,524,988	15,310,880
International Growth, Class NAV, JHF III (Wellington)	698,045	16,892,696
International Small Company, Class NAV, JHF II (DFA)	1,478,441	14,961,827
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	11,690,854	108,374,220
Mid Cap Growth, Class NAV, JHIT (Wellington)	2,726,541	38,062,513
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,921,025	47,963,224
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	519,464	7,262,102
Small Cap Value, Class NAV, JHF II (Wellington)	475,152	8,438,691
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	13,729,242	131,800,722
Fixed income - 5.3%
Bond, Class NAV, JHSB (MIM US) (B)	1,329,581	17,616,953
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	1,587,389	11,540,321
MULTIMANAGER 2045 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
High Yield, Class NAV, JHBT (MIM US) (B)	2,292,326	$6,762,363
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,050,305	9,652,306
Alternative and specialty - 2.9%
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	718,376	8,225,408
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,050,950	9,906,087
Science & Technology, Class NAV, JHF II (T. Rowe Price)	4,521,825	7,551,448

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $735,823,353)		$781,558,509
UNAFFILIATED INVESTMENT COMPANIES - 6.3%
Equity - 6.3%
Fidelity Emerging Markets Index Fund	777,482	7,665,975
Fidelity International Index Fund	185,694	8,475,094
Fidelity Mid Cap Index Fund	716,524	20,256,136
Fidelity Small Cap Index Fund	752,669	17,755,470

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $54,498,050)		$54,152,675
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	10,035	0
ICA Gruppen AB (C)(D)	431	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	45,339	20,800
Health care - 0.0%
NMC Health PLC (C)	315	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,338	4,031
New World Development Company, Ltd.	14	29
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	40,641	1,114

TOTAL COMMON STOCKS (Cost $29,417)		$25,974
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.8%
U.S. Government - 2.8%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$12,984,000	4,046,945
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	24,973,800	7,892,132
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	23,471,700	7,708,896
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	12,831,100	4,377,956

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $31,229,666)		$24,025,929
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
John Hancock Collateral Trust, 5.4789% (F)(G)	227,674	2,275,967
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	27

MULTIMANAGER 2045 LIFETIME PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $2,275,892)	$2,275,967
Total investments (Cost $823,856,378) - 100.0%	$862,039,054
Other assets and liabilities, net - 0.0%	112,100
TOTAL NET ASSETS - 100.0%	$862,151,154
MULTIMANAGER 2040 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 90.3%
Equity - 74.4%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	910,231	$41,606,656
Capital Appreciation, Class NAV, JHF II (Jennison)	2,155,612	28,691,199
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	2,356,469	21,443,872
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,599,723	36,009,758
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,572,820	38,000,548
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	5,340,439	47,316,286
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,660,910	49,599,364
Financial Industries, Class NAV, JHIT II (MIM US) (B)	535,683	7,633,489
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	274,593	3,108,390
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	378,337	24,739,483
Global Equity, Class NAV, JHF II (MIM US) (B)	264,994	3,087,179
International Dynamic Growth, Class NAV, JHIT (Axiom)	1,544,336	15,505,131
International Growth, Class NAV, JHF III (Wellington)	686,035	16,602,046
International Small Company, Class NAV, JHF II (DFA)	1,568,008	15,868,237
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	11,554,427	107,109,537
Mid Cap Growth, Class NAV, JHIT (Wellington)	2,433,049	33,965,367
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,625,090	43,103,977
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	427,632	5,978,300
Small Cap Value, Class NAV, JHF II (Wellington)	397,431	7,058,368
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	13,687,649	131,401,432
Fixed income - 11.4%
Bond, Class NAV, JHSB (MIM US) (B)	2,582,326	34,215,819
Core Bond, Class NAV, JHF II (Allspring Investments)	2,028,773	22,032,479
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	2,567,284	18,664,152
High Yield, Class NAV, JHBT (MIM US) (B)	4,544,200	13,405,390
MULTIMANAGER 2040 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,213,515	$11,152,200
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	468,282	4,547,017
Alternative and specialty - 4.5%
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	1,980,053	22,671,612
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,166,428	10,463,849
Science & Technology, Class NAV, JHF II (T. Rowe Price)	4,653,001	7,770,512

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $774,950,297)		$822,751,649
UNAFFILIATED INVESTMENT COMPANIES - 5.5%
Equity - 5.5%
Fidelity Emerging Markets Index Fund	436,818	4,307,023
Fidelity International Index Fund	183,489	8,374,433
Fidelity Mid Cap Index Fund	711,779	20,121,989
Fidelity Small Cap Index Fund	736,196	17,366,857

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $50,036,664)		$50,170,302
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	10,247	0
ICA Gruppen AB (C)(D)	440	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	49,809	22,851
Health care - 0.0%
NMC Health PLC (C)	321	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,366	4,116
New World Development Company, Ltd.	15	31
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	41,499	1,138

TOTAL COMMON STOCKS (Cost $31,532)		$28,136
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.0%
U.S. Government - 4.0%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$19,850,500	6,187,145
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	38,013,500	12,012,892
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	35,507,600	11,661,891
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	19,200,600	6,551,222

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $49,192,205)		$36,413,150
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	210,831	2,107,588
28	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2040 LIFETIME PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $2,107,411)	$2,107,588
Total investments (Cost $876,318,109) - 100.0%	$911,470,825
Other assets and liabilities, net - 0.0%	113,977
TOTAL NET ASSETS - 100.0%	$911,584,802
MULTIMANAGER 2035 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 90.2%
Equity - 65.4%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	909,130	$41,556,348
Capital Appreciation, Class NAV, JHF II (Jennison)	2,161,869	28,774,474
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	3,765,342	34,264,616
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,564,119	35,208,314
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,831,133	41,815,828
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	5,173,010	45,832,871
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,600,413	48,471,698
Financial Industries, Class NAV, JHIT II (MIM US) (B)	589,790	8,404,512
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	451,849	5,114,927
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	325,528	21,286,268
Global Equity, Class NAV, JHF II (MIM US) (B)	554,603	6,461,128
International Dynamic Growth, Class NAV, JHIT (Axiom)	1,698,288	17,050,816
International Growth, Class NAV, JHF III (Wellington)	761,211	18,421,305
International Small Company, Class NAV, JHF II (DFA)	1,673,255	16,933,341
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	11,985,158	111,102,411
Mid Cap Growth, Class NAV, JHIT (Wellington)	2,328,941	32,512,015
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,520,085	41,379,794
Small Cap Growth, Class NAV, JHF II (Redwood) (C)	371,022	5,186,894
Small Cap Value, Class NAV, JHF II (Wellington)	342,826	6,088,594
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	13,463,670	129,251,234
Fixed income - 19.1%
Bond, Class NAV, JHSB (MIM US) (B)	5,170,521	68,509,406
Core Bond, Class NAV, JHF II (Allspring Investments)	4,835,371	52,512,132
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	4,252,217	30,913,616
High Yield, Class NAV, JHBT (MIM US) (B)	8,247,465	24,330,023
MULTIMANAGER 2035 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,546,209	$14,209,658
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	1,256,001	12,195,766
Alternative and specialty - 5.7%
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	3,697,236	42,333,353
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,114,257	10,211,863
Science & Technology, Class NAV, JHF II (T. Rowe Price)	5,069,863	8,466,671

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $909,571,846)		$958,799,876
UNAFFILIATED INVESTMENT COMPANIES - 4.6%
Equity - 4.6%
Fidelity International Index Fund	203,179	9,273,094
Fidelity Mid Cap Index Fund	736,699	20,826,471
Fidelity Small Cap Index Fund	790,097	18,638,389

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $48,162,625)		$48,737,954
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	10,773	0
ICA Gruppen AB (C)(D)	463	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	52,909	24,273
Health care - 0.0%
NMC Health PLC (C)	338	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,436	4,327
New World Development Company, Ltd.	18	38
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	43,631	1,196

TOTAL COMMON STOCKS (Cost $33,383)		$29,834
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.0%
U.S. Government - 5.0%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$29,010,200	9,042,105
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	55,553,900	17,555,947
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	51,891,600	17,042,948
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	28,056,600	9,572,878

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $72,399,481)		$53,213,878
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	200,113	2,000,446
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	29

MULTIMANAGER 2035 LIFETIME PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $2,000,266)	$2,000,446
Total investments (Cost $1,032,167,601) - 100.0%	$1,062,781,988
Other assets and liabilities, net - (0.0%)	(115,984)
TOTAL NET ASSETS - 100.0%	$1,062,666,004
MULTIMANAGER 2030 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.5%
Equity - 54.4%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	723,238	$33,059,201
Capital Appreciation, Class NAV, JHF II (Jennison)	1,710,558	22,767,524
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	4,577,745	41,657,482
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,268,741	28,559,367
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,747,006	40,573,279
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	4,160,862	36,865,236
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,112,320	39,373,638
Financial Industries, Class NAV, JHIT II (MIM US) (B)	565,538	8,058,923
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	1,078,067	12,203,714
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	181,724	11,882,902
Global Equity, Class NAV, JHF II (MIM US) (B)	1,441,898	16,798,108
International Dynamic Growth, Class NAV, JHIT (Axiom)	1,657,255	16,638,840
International Growth, Class NAV, JHF III (Wellington)	725,393	17,554,512
International Small Company, Class NAV, JHF II (DFA)	1,735,442	17,562,670
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	11,518,450	106,776,029
Mid Cap Growth, Class NAV, JHIT (Wellington)	2,040,172	28,480,796
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,207,634	36,249,350
Small Cap Value, Class NAV, JHF II (Wellington)	322,048	5,719,576
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	12,105,580	116,213,565
Fixed income - 27.9%
Bond, Class NAV, JHSB (MIM US) (B)	6,292,946	83,381,529
Core Bond, Class NAV, JHF II (Allspring Investments)	7,856,378	85,320,264
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	5,589,347	40,634,549
Floating Rate Income, Class NAV, JHF II (Bain Capital)	1,061,098	8,138,620
High Yield, Class NAV, JHBT (MIM US) (B)	11,200,154	33,040,456
MULTIMANAGER 2030 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	4,211,228	$38,701,188
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	3,859,195	37,472,783
Alternative and specialty - 7.2%
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	5,644,596	64,630,624
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,334,659	11,276,405
Science & Technology, Class NAV, JHF II (T. Rowe Price)	4,907,732	8,195,913

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,003,411,660)		$1,047,787,043
UNAFFILIATED INVESTMENT COMPANIES - 4.2%
Equity - 4.2%
Fidelity International Index Fund	194,616	8,882,266
Fidelity Mid Cap Index Fund	691,746	19,555,664
Fidelity Small Cap Index Fund	883,865	20,850,380

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $47,912,606)		$49,288,310
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	10,893	0
ICA Gruppen AB (C)(D)	468	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	59,458	27,277
Health care - 0.0%
NMC Health PLC (C)	342	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,452	4,375
New World Development Company, Ltd.	22	44
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	44,116	1,209

TOTAL COMMON STOCKS (Cost $36,289)		$32,905
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.1%
U.S. Government - 6.1%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$645,756	628,435
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	3,023,709	2,883,832
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	2,089,770	1,959,935
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	4,228,252	3,909,894
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	1,971,953	1,898,236
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	32,937,600	10,266,225
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	63,077,700	19,933,592
30	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2030 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	58,920,900	$19,351,607
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	31,863,000	10,871,617

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $95,639,428)		$71,703,373
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	258,531	2,584,433

TOTAL SHORT-TERM INVESTMENTS (Cost $2,584,242)		$2,584,433
Total investments (Cost $1,149,584,225) - 100.0%		$1,171,396,064
Other assets and liabilities, net - 0.0%		135,119
TOTAL NET ASSETS - 100.0%		$1,171,531,183
MULTIMANAGER 2025 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.6%
Equity - 42.1%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	335,869	$15,352,559
Capital Appreciation, Class NAV, JHF II (Jennison)	802,617	10,682,834
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	4,604,495	41,900,906
Disciplined Value, Class NAV, JHF III (Boston Partners)	539,919	12,153,588
Disciplined Value International, Class NAV, JHIT (Boston Partners)	1,760,746	26,006,219
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	1,950,435	17,280,851
Equity Income, Class NAV, JHF II (T. Rowe Price)	897,761	16,734,268
Financial Industries, Class NAV, JHIT II (MIM US) (B)	383,812	5,469,315
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	1,260,452	14,268,319
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	112,749	7,372,626
Global Equity, Class NAV, JHF II (MIM US) (B)	1,306,229	15,217,572
International Dynamic Growth, Class NAV, JHIT (Axiom)	1,143,943	11,485,190
International Growth, Class NAV, JHF III (Wellington)	453,814	10,982,310
International Small Company, Class NAV, JHF II (DFA)	1,138,604	11,522,671
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	7,409,916	68,689,920
Mid Cap Growth, Class NAV, JHIT (Wellington)	1,181,607	16,495,236
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,270,708	20,865,027
Small Cap Value, Class NAV, JHF II (Wellington)	251,170	4,460,772
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	6,323,475	60,705,356
MULTIMANAGER 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - 39.0%
Bond, Class NAV, JHSB (MIM US) (B)	7,029,053	$93,134,954
Core Bond, Class NAV, JHF II (Allspring Investments)	8,191,778	88,962,709
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	5,376,403	39,086,449
Floating Rate Income, Class NAV, JHF II (Bain Capital)	1,561,779	11,978,847
High Yield, Class NAV, JHBT (MIM US) (B)	11,106,319	32,763,641
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	5,289,971	48,614,837
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	4,641,027	45,064,377
Alternative and specialty - 8.5%
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	5,676,079	64,991,100
Health Sciences, Class NAV, JHF II (T. Rowe Price)	1,677,289	8,101,306
Science & Technology, Class NAV, JHF II (T. Rowe Price)	3,314,374	5,535,004

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $807,812,119)		$825,878,763
UNAFFILIATED INVESTMENT COMPANIES - 3.2%
Equity - 3.2%
Fidelity International Index Fund	121,572	5,548,557
Fidelity Mid Cap Index Fund	446,219	12,614,598
Fidelity Small Cap Index Fund	479,584	11,313,377

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $29,079,607)		$29,476,532
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	8,029	0
ICA Gruppen AB (C)(D)	345	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	43,019	19,736
Health care - 0.0%
NMC Health PLC (C)	252	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,071	3,225
New World Development Company, Ltd.	22	45
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	32,516	891

TOTAL COMMON STOCKS (Cost $26,404)		$23,897
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.9%
U.S. Government - 6.9%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$1,321,705	1,286,253
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	6,182,416	5,896,418
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	31

MULTIMANAGER 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	4,363,576	$4,092,472
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	8,824,201	8,159,801
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	4,028,631	3,878,030
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	22,070,300	6,879,028
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	42,266,100	13,356,784
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	39,480,900	12,966,856
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	21,350,100	7,284,629

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $81,990,893)		$63,800,271
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
John Hancock Collateral Trust, 5.4789% (F)(G)	254,431	2,543,441

TOTAL SHORT-TERM INVESTMENTS (Cost $2,543,300)		$2,543,441
Total investments (Cost $921,452,323) - 100.0%		$921,722,904
Other assets and liabilities, net - 0.0%		128,279
TOTAL NET ASSETS - 100.0%		$921,851,183
MULTIMANAGER 2020 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.9%
Equity - 34.0%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	71,782	$3,281,171
Capital Appreciation, Class NAV, JHF II (Jennison)	171,752	2,286,018
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	2,314,538	21,062,297
Disciplined Value, Class NAV, JHF III (Boston Partners)	117,997	2,656,112
Disciplined Value International, Class NAV, JHIT (Boston Partners)	792,108	11,699,435
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	660,229	5,849,633
Equity Income, Class NAV, JHF II (T. Rowe Price)	196,317	3,659,356
Financial Industries, Class NAV, JHIT II (MIM US) (B)	205,219	2,924,371
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	653,161	7,393,786
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	67,180	4,392,893
Global Equity, Class NAV, JHF II (MIM US) (B)	662,648	7,719,853
Global Shareholder Yield, Class NAV, JHF III (Epoch)	380,582	4,034,170
International Dynamic Growth, Class NAV, JHIT (Axiom)	551,475	5,536,810
International Growth, Class NAV, JHF III (Wellington)	203,377	4,921,717
MULTIMANAGER 2020 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
International Small Company, Class NAV, JHF II (DFA)	481,616	$4,873,952
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	3,303,562	30,624,017
Mid Cap Growth, Class NAV, JHIT (Wellington)	442,217	6,173,348
Mid Value, Class NAV, JHF II (T. Rowe Price)	478,490	7,856,811
Small Cap Value, Class NAV, JHF II (Wellington)	133,348	2,368,253
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	2,804,116	26,919,510
Fixed income - 47.0%
Bond, Class NAV, JHSB (MIM US) (B)	4,451,862	58,987,169
Core Bond, Class NAV, JHF II (Allspring Investments)	5,484,907	59,566,089
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	3,148,455	22,889,265
Floating Rate Income, Class NAV, JHF II (Bain Capital)	1,206,706	9,255,436
High Yield, Class NAV, JHBT (MIM US) (B)	6,587,873	19,434,227
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	3,835,474	35,248,009
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	2,555,190	24,810,893
Alternative and specialty - 8.9%
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	3,192,588	36,555,130
Health Sciences, Class NAV, JHF II (T. Rowe Price)	829,583	4,006,886
Science & Technology, Class NAV, JHF II (T. Rowe Price)	1,751,121	2,924,371

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $440,704,361)		$439,910,988
UNAFFILIATED INVESTMENT COMPANIES - 2.4%
Equity - 2.4%
Fidelity International Index Fund	53,913	2,460,590
Fidelity Mid Cap Index Fund	197,458	5,582,145
Fidelity Small Cap Index Fund	162,142	3,824,931

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $11,655,323)		$11,867,666
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	3,589	0
ICA Gruppen AB (C)(D)	154	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	19,966	9,160
Health care - 0.0%
NMC Health PLC (C)	113	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	479	1,441
New World Development Company, Ltd.	16	33
32	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2020 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	14,534	$398

TOTAL COMMON STOCKS (Cost $12,117)		$11,032
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.4%
U.S. Government - 7.4%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$1,139,387	1,108,826
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	5,327,543	5,081,092
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	3,785,643	3,550,446
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	7,653,360	7,077,116
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	3,469,735	3,340,027
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	8,846,900	2,757,465
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	16,945,200	5,354,962
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	15,828,300	5,198,547
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	8,560,300	2,920,764

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $44,667,313)		$36,389,245
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
John Hancock Collateral Trust, 5.4789% (F)(G)	143,146	1,430,971

TOTAL SHORT-TERM INVESTMENTS (Cost $1,430,893)		$1,430,971
Total investments (Cost $498,470,007) - 100.0%		$489,609,902
Other assets and liabilities, net - 0.0%		72,168
TOTAL NET ASSETS - 100.0%		$489,682,070
MULTIMANAGER 2015 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.6%
Equity - 28.9%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	27,949	$1,277,544
Capital Appreciation, Class NAV, JHF II (Jennison)	66,817	889,328
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	830,969	7,561,821
Disciplined Value, Class NAV, JHF III (Boston Partners)	46,220	1,040,417
Disciplined Value International, Class NAV, JHIT (Boston Partners)	263,340	3,889,538
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	98,924	876,467
Equity Income, Class NAV, JHF II (T. Rowe Price)	76,913	1,433,661
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	199,155	2,254,431
MULTIMANAGER 2015 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	21,090	$1,379,101
Global Equity, Class NAV, JHF II (MIM US) (B)	242,987	2,830,795
Global Shareholder Yield, Class NAV, JHF III (Epoch)	171,608	1,819,045
International Dynamic Growth, Class NAV, JHIT (Axiom)	162,436	1,630,856
International Growth, Class NAV, JHF III (Wellington)	64,861	1,569,642
International Small Company, Class NAV, JHF II (DFA)	129,946	1,315,052
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	1,017,769	9,434,723
Mid Cap Growth, Class NAV, JHIT (Wellington)	105,773	1,476,594
Mid Value, Class NAV, JHF II (T. Rowe Price)	113,994	1,871,781
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	853,112	8,189,876
Fixed income - 53.2%
Bond, Class NAV, JHSB (MIM US) (B)	1,815,512	24,055,532
Core Bond, Class NAV, JHF II (Allspring Investments)	2,181,090	23,686,633
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	1,194,015	8,680,489
Floating Rate Income, Class NAV, JHF II (Bain Capital)	567,292	4,351,132
High Yield, Class NAV, JHBT (MIM US) (B)	2,510,279	7,405,322
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,712,085	15,734,061
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	962,949	9,350,233
Alternative and specialty - 7.5%
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	1,148,589	13,151,344

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $158,529,862)		$157,155,418
UNAFFILIATED INVESTMENT COMPANIES - 2.3%
Equity - 2.3%
Fidelity International Index Fund	18,461	842,541
Fidelity Mid Cap Index Fund	58,357	1,649,751
Fidelity Small Cap Index Fund	66,758	1,574,821

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $3,887,755)		$4,067,113
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	1,099	0
ICA Gruppen AB (C)(D)	47	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	5,942	2,726
Health care - 0.0%
NMC Health PLC (C)	34	0
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	33

MULTIMANAGER 2015 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	147	$442
New World Development Company, Ltd.	6	13
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	4,452	122

TOTAL COMMON STOCKS (Cost $3,638)		$3,303
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.9%
U.S. Government - 7.9%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$563,783	548,661
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	2,638,201	2,516,158
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	1,857,108	1,741,728
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	3,754,232	3,471,565
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	1,719,102	1,654,838
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	2,151,400	670,564
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	4,120,200	1,302,051
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	3,848,300	1,263,911
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	2,081,100	710,069

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $16,316,395)		$13,879,545
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	35,354	353,423

TOTAL SHORT-TERM INVESTMENTS (Cost $353,374)		$353,423
Total investments (Cost $179,091,024) - 100.0%		$175,458,802
Other assets and liabilities, net - 0.0%		33,125
TOTAL NET ASSETS - 100.0%		$175,491,927
MULTIMANAGER 2010 LIFETIME PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.7%
Equity - 22.9%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	20,994	$959,653
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	591,154	5,379,503
Disciplined Value International, Class NAV, JHIT (Boston Partners)	165,640	2,446,508
Equity Income, Class NAV, JHF II (T. Rowe Price)	34,443	642,019
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	152,332	1,724,395
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	13,320	870,990
MULTIMANAGER 2010 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Global Equity, Class NAV, JHF II (MIM US) (B)	170,277	$1,983,725
Global Shareholder Yield, Class NAV, JHF III (Epoch)	156,437	1,658,228
International Dynamic Growth, Class NAV, JHIT (Axiom)	107,626	1,080,564
International Growth, Class NAV, JHF III (Wellington)	40,420	978,163
International Small Company, Class NAV, JHF II (DFA)	64,353	651,256
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	658,610	6,105,310
Mid Cap Growth, Class NAV, JHIT (Wellington)	38,795	541,584
Mid Value, Class NAV, JHF II (T. Rowe Price)	41,979	689,289
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	440,501	4,228,808
Fixed income - 59.3%
Bond, Class NAV, JHSB (MIM US) (B)	1,434,155	19,002,554
Core Bond, Class NAV, JHF II (Allspring Investments)	1,806,150	19,614,789
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	931,984	6,775,526
Floating Rate Income, Class NAV, JHF II (Bain Capital)	527,527	4,046,133
High Yield, Class NAV, JHBT (MIM US) (B)	1,975,395	5,827,415
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,618,861	14,877,328
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	750,299	7,285,408
Alternative and specialty - 7.5%
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	853,174	9,768,837

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $119,244,511)		$117,137,985
UNAFFILIATED INVESTMENT COMPANIES - 1.7%
Equity - 1.7%
Fidelity International Index Fund	14,067	642,003
Fidelity Mid Cap Index Fund	33,288	941,057
Fidelity Small Cap Index Fund	29,076	685,897

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $2,096,727)		$2,268,957
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	648	0
ICA Gruppen AB (C)(D)	28	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	2,849	1,307
Health care - 0.0%
NMC Health PLC (C)	20	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	86	260
New World Development Company, Ltd.	4	8
34	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2010 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	2,622	$72

TOTAL COMMON STOCKS (Cost $1,865)		$1,647
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.3%
U.S. Government - 8.3%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$524,853	510,775
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	2,455,486	2,341,896
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	1,734,030	1,626,297
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	3,505,066	3,241,160
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	1,599,695	1,539,894
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	837,800	261,131
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	1,604,400	507,017
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	1,498,500	492,158
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	810,300	276,473

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $12,134,959)		$10,796,801
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
John Hancock Collateral Trust, 5.4789% (F)(G)	36,741	367,286

TOTAL SHORT-TERM INVESTMENTS (Cost $367,263)		$367,286
Total investments (Cost $133,845,325) - 100.0%		$130,572,676
Other assets and liabilities, net - 0.0%		31,558
TOTAL NET ASSETS - 100.0%		$130,604,234
Percentages are based upon net assets.
Currency Abbreviations
Security Abbreviations and Legend
JHBT	John Hancock Bond Trust
JHF II	John Hancock Funds II
JHF III	John Hancock Funds III
JHIT	John Hancock Investment Trust
JHIT II	John Hancock Investment Trust II
JHSB	John Hancock Sovereign Bond Fund
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	The rate shown is the annualized seven-day yield as of 8-31-23.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(H)	Restricted security as to resale, excluding 144A securities.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	35

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-23

	Multimanager 2065 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$4,988,160	$21,222,186	$31,771,333	$48,864,689
Affiliated investments, at value	52,400,023	220,124,576	329,244,160	506,490,326
Total investments, at value	57,388,183	241,346,762	361,015,493	555,355,015
Dividends and interest receivable	10,689	56,514	91,158	145,513
Receivable for fund shares sold	123,507	202,989	39,720	44,344
Receivable for investments sold	—	—	89,023	622,186
Receivable from affiliates	1,019	2,319	2,948	3,922
Other assets	58,630	43,779	49,098	55,096
Total assets	57,582,028	241,652,363	361,287,440	556,226,076
Liabilities
Payable for investments purchased	130,762	231,938	46,083	69,750
Payable for fund shares repurchased	131	961	128,743	665,644
Payable to affiliates
Accounting and legal services fees	2,757	12,030	18,150	28,146
Transfer agent fees	76	1,138	3,292	8,071
Distribution and service fees	3	310	402	1,129
Trustees’ fees	4	16	25	38
Other liabilities and accrued expenses	14,258	17,294	18,613	22,298
Total liabilities	147,991	263,687	215,308	795,076
Net assets	$57,434,037	$241,388,676	$361,072,132	$555,431,000
Net assets consist of
Paid-in capital	$58,737,942	$249,757,428	$372,148,973	$569,267,256
Total distributable earnings (loss)	(1,303,905)	(8,368,752)	(11,076,841)	(13,836,256)
Net assets	$57,434,037	$241,388,676	$361,072,132	$555,431,000
Unaffiliated investments, at cost	$5,163,417	$22,635,091	$34,182,042	$52,958,758
Affiliated investments, at cost	51,743,666	220,770,393	327,563,122	501,228,777
Total investments, at cost	56,907,083	243,405,484	361,745,164	554,187,535
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$461,249	$10,100,773	$30,960,421	$77,454,785
Shares outstanding	40,553	853,647	2,984,287	7,232,353
Net asset value and redemption price per share	$11.37	$11.83	$10.37	$10.71
Class I
Net assets	$123,962	$46,723	$79,426	$151,139
Shares outstanding	10,877	3,933	7,629	14,062
Net asset value, offering price and redemption price per share	$11.40	$11.88	$10.41	$10.75
Class R2
Net assets	$58,081	$914,969	$1,040,931	$3,853,061
Shares outstanding	5,102	77,373	100,473	360,127
Net asset value, offering price and redemption price per share	$11.38	$11.83	$10.36	$10.70
Class R4
Net assets	$56,955	$64,215	$43,843	$1,606,845
Shares outstanding	5,000	5,410	4,211	149,889
Net asset value, offering price and redemption price per share	$11.39	$11.87	$10.41	$10.72
Class R5
Net assets	$192,090	$2,835,051	$4,521,872	$4,681,504
Shares outstanding	16,848	238,799	433,784	435,200
Net asset value, offering price and redemption price per share	$11.40	$11.87	$10.42	$10.76
Class R6
Net assets	$3,986,928	$25,496,077	$38,921,721	$57,495,785
Shares outstanding	349,517	2,144,278	3,734,144	5,341,588
Net asset value, offering price and redemption price per share	$11.41	$11.89	$10.42	$10.76
Class 1
Net assets	$52,554,772	$201,930,868	$285,503,918	$410,187,881
Shares outstanding	4,610,658	16,995,306	27,411,322	38,189,934
Net asset value, offering price and redemption price per share	$11.40	$11.88	$10.42	$10.74
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.97	$12.45	$10.92	$11.27

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
36	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-23

Continued

	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$78,204,578	$86,611,588	$101,981,666	$121,024,588
Affiliated investments, at value	783,834,476	824,859,237	960,800,322	1,050,371,476
Total investments, at value	862,039,054	911,470,825	1,062,781,988	1,171,396,064
Dividends and interest receivable	328,589	488,591	778,860	1,188,520
Receivable for fund shares sold	38,657	56,869	57,343	27,486
Receivable for investments sold	1,151,683	1,688,463	6,173,263	4,944,660
Receivable from affiliates	6,026	6,114	6,650	7,614
Other assets	64,899	67,432	76,077	82,424
Total assets	863,628,908	913,778,294	1,069,874,181	1,177,646,768
Liabilities
Payable for investments purchased	200,084	356,795	639,833	1,027,835
Payable for fund shares repurchased	1,190,025	1,743,718	6,461,276	4,968,851
Payable to affiliates
Accounting and legal services fees	44,000	46,646	54,573	60,455
Transfer agent fees	14,796	16,907	19,659	23,502
Distribution and service fees	1,590	1,405	2,380	2,493
Trustees’ fees	60	64	74	82
Other liabilities and accrued expenses	27,199	27,957	30,382	32,367
Total liabilities	1,477,754	2,193,492	7,208,177	6,115,585
Net assets	$862,151,154	$911,584,802	$1,062,666,004	$1,171,531,183
Net assets consist of
Paid-in capital	$834,045,376	$891,941,937	$1,053,584,409	$1,178,195,229
Total distributable earnings (loss)	28,105,778	19,642,865	9,081,595	(6,664,046)
Net assets	$862,151,154	$911,584,802	$1,062,666,004	$1,171,531,183
Unaffiliated investments, at cost	$85,757,133	$99,260,401	$120,595,489	$143,588,323
Affiliated investments, at cost	738,099,245	777,057,708	911,572,112	1,005,995,902
Total investments, at cost	823,856,378	876,318,109	1,032,167,601	1,149,584,225
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$143,190,850	$164,165,706	$191,071,942	$225,785,507
Shares outstanding	15,716,145	17,742,284	21,077,279	25,319,121
Net asset value and redemption price per share	$9.11	$9.25	$9.07	$8.92
Class I
Net assets	$400,865	$532,529	$96,116	$1,422,198
Shares outstanding	43,543	56,944	10,535	159,959
Net asset value, offering price and redemption price per share	$9.21	$9.35	$9.12	$8.89
Class R2
Net assets	$6,257,527	$5,250,024	$9,314,601	$9,418,123
Shares outstanding	682,818	565,275	1,020,911	1,067,471
Net asset value, offering price and redemption price per share	$9.16	$9.29	$9.12	$8.82
Class R4
Net assets	$308,403	$496,825	$205,409	$916,325
Shares outstanding	33,687	53,614	22,469	103,467
Net asset value, offering price and redemption price per share	$9.15	$9.27	$9.14	$8.86
Class R5
Net assets	$5,845,860	$6,430,692	$10,091,871	$10,747,408
Shares outstanding	632,272	686,507	1,100,782	1,210,490
Net asset value, offering price and redemption price per share	$9.25	$9.37	$9.17	$8.88
Class R6
Net assets	$72,695,434	$77,693,507	$89,702,227	$98,308,920
Shares outstanding	7,890,285	8,324,676	9,795,799	11,074,161
Net asset value, offering price and redemption price per share	$9.21	$9.33	$9.16	$8.88
Class 1
Net assets	$633,452,215	$657,015,519	$762,183,838	$824,932,702
Shares outstanding	68,675,922	70,294,222	83,124,218	92,833,232
Net asset value, offering price and redemption price per share	$9.22	$9.35	$9.17	$8.89
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$9.59	$9.74	$9.55	$9.39

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	37

STATEMENTS OF ASSETS AND LIABILITIES 8-31-23

Continued

	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$93,300,700	$48,267,943	$17,949,961	$13,067,405
Affiliated investments, at value	828,422,204	441,341,959	157,508,841	117,505,271
Total investments, at value	921,722,904	489,609,902	175,458,802	130,572,676
Dividends and interest receivable	1,290,935	806,812	328,555	268,871
Receivable for fund shares sold	30,250	12,898	151	766
Receivable for investments sold	1,937,657	2,064,410	368,221	215,205
Receivable from affiliates	6,203	3,709	1,858	1,646
Other assets	74,677	54,380	37,371	34,924
Total assets	925,062,626	492,552,111	176,194,958	131,094,088
Liabilities
Due to custodian	—	—	82	—
Payable for investments purchased	1,150,291	729,199	300,073	247,361
Payable for fund shares repurchased	1,961,438	2,076,302	368,372	215,971
Payable to affiliates
Accounting and legal services fees	47,982	25,542	9,127	6,709
Transfer agent fees	20,257	16,594	7,939	4,087
Distribution and service fees	2,141	1,229	124	111
Trustees’ fees	65	34	12	9
Other liabilities and accrued expenses	29,269	21,141	17,302	15,606
Total liabilities	3,211,443	2,870,041	703,031	489,854
Net assets	$921,851,183	$489,682,070	$175,491,927	$130,604,234
Net assets consist of
Paid-in capital	$942,520,642	$510,394,814	$181,698,957	$136,943,466
Total distributable earnings (loss)	(20,669,459)	(20,712,744)	(6,207,030)	(6,339,232)
Net assets	$921,851,183	$489,682,070	$175,491,927	$130,604,234
Unaffiliated investments, at cost	$111,096,904	$56,334,753	$20,207,788	$14,233,551
Affiliated investments, at cost	810,355,419	442,135,254	158,883,236	119,611,774
Total investments, at cost	921,452,323	498,470,007	179,091,024	133,845,325
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$195,705,750	$161,771,737	$77,801,931	$39,826,010
Shares outstanding	22,882,949	20,745,225	10,748,723	5,414,647
Net asset value and redemption price per share	$8.55	$7.80	$7.24	$7.36
Class I
Net assets	$1,622,916	$921,470	$702,842	$279,037
Shares outstanding	190,611	117,983	97,082	37,941
Net asset value, offering price and redemption price per share	$8.51	$7.81	$7.24	$7.35
Class R2
Net assets	$7,928,548	$4,220,083	$492,863	$131,970
Shares outstanding	936,365	544,950	68,623	17,971
Net asset value, offering price and redemption price per share	$8.47	$7.74	$7.18	$7.34
Class R4
Net assets	$696,789	$341,712	$17,621	$59,741
Shares outstanding	81,814	44,113	2,429	8,129
Net asset value, offering price and redemption price per share	$8.52	$7.75	$7.25	$7.35
Class R5
Net assets	$9,373,385	$7,670,234	$487,228	$1,458,161
Shares outstanding	1,102,227	984,275	67,386	198,268
Net asset value, offering price and redemption price per share	$8.50	$7.79	$7.23	$7.35
Class R6
Net assets	$69,535,399	$31,412,557	$10,008,085	$10,419,953
Shares outstanding	8,185,359	4,042,411	1,381,856	1,414,469
Net asset value, offering price and redemption price per share	$8.50	$7.77	$7.24	$7.37
Class 1
Net assets	$636,988,396	$283,344,277	$85,981,357	$78,429,362
Shares outstanding	74,874,335	36,377,650	11,881,879	10,651,082
Net asset value, offering price and redemption price per share	$8.51	$7.79	$7.24	$7.36
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$9.00	$8.21	$7.62	$7.75

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
38	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-23

	Multimanager 2065 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$437,242	$2,305,787	$3,639,788	$5,741,351
Dividends from unaffiliated investments	50,350	264,722	420,335	660,939
Interest	29,588	169,249	264,268	416,540
Other income received from advisor	26,490	133,142	175,248	224,473
Total investment income	543,670	2,872,900	4,499,639	7,043,303
Expenses
Investment management fees	87,565	438,704	682,981	1,073,355
Distribution and service fees	20,546	122,957	224,716	443,227
Accounting and legal services fees	8,649	43,520	67,876	106,859
Transfer agent fees	633	12,915	36,641	90,605
Trustees’ fees	892	4,902	7,779	12,340
Custodian fees	30,752	32,252	32,252	32,252
State registration fees	94,133	89,824	90,215	90,944
Printing and postage	13,961	10,695	11,799	15,169
Professional fees	39,756	57,603	62,334	69,832
Other	15,979	19,532	21,472	24,873
Total expenses	312,866	832,904	1,238,065	1,959,456
Less expense reductions	(291,741)	(697,097)	(976,749)	(1,427,091)
Net expenses	21,125	135,807	261,316	532,365
Net investment income	522,545	2,737,093	4,238,323	6,510,938
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(244,547)	(1,390,772)	(2,218,804)	(3,456,046)
Affiliated investments	(2,455,662)	(9,852,909)	(16,501,637)	(23,622,824)
Capital gain distributions received from affiliated investments	1,584,809	8,599,996	13,670,377	21,640,339
	(1,115,400)	(2,643,685)	(5,050,064)	(5,438,531)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	211,710	1,127,291	1,718,701	2,660,233
Affiliated investments	5,037,491	20,922,186	32,728,624	49,202,383
	5,249,201	22,049,477	34,447,325	51,862,616
Net realized and unrealized gain	4,133,801	19,405,792	29,397,261	46,424,085
Increase in net assets from operations	$4,656,346	$22,142,885	$33,635,584	$52,935,023
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	39

STATEMENTS OF OPERATIONS For the year ended 8-31-23

Continued
	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$9,906,843	$12,206,282	$16,808,168	$22,705,822
Dividends from unaffiliated investments	1,024,211	982,093	1,039,952	1,113,328
Interest	835,702	1,456,494	2,291,432	3,193,180
Other income received from advisor	477,077	365,532	179,144	259,957
Total investment income	12,243,833	15,010,401	20,318,696	27,272,287
Expenses
Investment management fees	1,758,484	1,950,664	2,417,653	2,832,840
Distribution and service fees	751,408	827,752	979,885	1,137,275
Accounting and legal services fees	170,289	181,742	213,724	241,693
Transfer agent fees	165,174	190,267	221,879	266,364
Trustees’ fees	19,868	21,275	25,059	28,605
Custodian fees	32,252	32,252	32,252	32,252
State registration fees	91,212	92,662	92,160	92,971
Printing and postage	16,833	16,835	17,813	18,805
Professional fees	82,032	84,169	90,291	95,638
Other	30,161	31,165	33,783	36,243
Total expenses	3,117,713	3,428,783	4,124,499	4,782,686
Less expense reductions	(2,201,402)	(2,411,199)	(2,922,917)	(3,379,892)
Net expenses	916,311	1,017,584	1,201,582	1,402,794
Net investment income	11,327,522	13,992,817	19,117,114	25,869,493
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(5,598,295)	(10,072,648)	(17,250,663)	(25,654,896)
Affiliated investments	(26,374,872)	(25,614,039)	(24,955,369)	(28,374,955)
Capital gain distributions received from affiliated investments	33,795,969	32,515,974	34,639,891	34,826,030
	1,822,802	(3,170,713)	(7,566,141)	(19,203,821)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	3,164,691	3,894,435	6,390,994	11,410,858
Affiliated investments	65,130,370	63,016,128	61,702,001	60,017,000
	68,295,061	66,910,563	68,092,995	71,427,858
Net realized and unrealized gain	70,117,863	63,739,850	60,526,854	52,224,037
Increase in net assets from operations	$81,445,385	$77,732,667	$79,643,968	$78,093,530
40	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-23

Continued
	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$22,706,827	$14,083,940	$5,485,467	$4,401,056
Dividends from unaffiliated investments	659,249	299,872	76,116	48,628
Interest	2,910,801	1,560,005	555,236	409,683
Other income received from advisor	176,191	121,907	42,818	43,273
Total investment income	26,453,068	16,065,724	6,159,637	4,902,640
Expenses
Investment management fees	2,486,121	1,404,867	510,818	386,836
Distribution and service fees	982,726	683,010	289,492	167,632
Accounting and legal services fees	199,164	107,297	38,142	28,193
Transfer agent fees	237,657	195,832	93,969	48,505
Trustees’ fees	24,022	12,999	4,601	3,405
Custodian fees	32,252	32,252	32,252	32,252
State registration fees	92,278	90,289	88,695	91,421
Printing and postage	18,166	15,106	13,998	11,627
Professional fees	87,663	69,957	56,638	54,698
Other	33,607	25,314	19,880	18,885
Total expenses	4,193,656	2,636,923	1,148,485	843,454
Less expense reductions	(2,973,943)	(1,758,386)	(765,042)	(627,373)
Net expenses	1,219,713	878,537	383,443	216,081
Net investment income	25,233,355	15,187,187	5,776,194	4,686,559
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(23,047,386)	(10,112,279)	(2,647,509)	(1,309,673)
Affiliated investments	(19,738,366)	(10,157,758)	(2,790,534)	(3,121,464)
Capital gain distributions received from affiliated investments	25,274,079	11,092,661	3,290,476	2,045,086
	(17,511,673)	(9,177,376)	(2,147,567)	(2,386,051)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	11,561,727	5,138,889	1,297,963	661,641
Affiliated investments	33,556,379	13,670,672	3,439,248	2,985,639
	45,118,106	18,809,561	4,737,211	3,647,280
Net realized and unrealized gain	27,606,433	9,632,185	2,589,644	1,261,229
Increase in net assets from operations	$52,839,788	$24,819,372	$8,365,838	$5,947,788
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	41

STATEMENTS OF CHANGES IN NET ASSETS

	Multimanager 2065 Lifetime Portfolio		Multimanager 2060 Lifetime Portfolio		Multimanager 2055 Lifetime Portfolio
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$522,545	$228,568	$2,737,093	$2,386,115	$4,238,323	$4,003,548
Net realized gain (loss)	(1,115,400)	805,720	(2,643,685)	25,154,493	(5,050,064)	44,552,842
Change in net unrealized appreciation (depreciation)	5,249,201	(5,713,999)	22,049,477	(67,722,589)	34,447,325	(115,402,629)
Increase (decrease) in net assets resulting from operations	4,656,346	(4,679,711)	22,142,885	(40,181,981)	33,635,584	(66,846,239)
Distributions to shareholders
From earnings
Class A	(8,169)	(6,536)	(1,133,010)	(987,289)	(3,574,242)	(3,243,767)
Class I	(4,480)	(2,284)	(5,843)	(5,471)	(11,481)	(14,602)
Class R2	(2,192)	(2,185)	(85,120)	(54,787)	(124,787)	(99,159)
Class R4	(2,240)	(2,258)	(8,223)	(9,723)	(5,675)	(5,344)
Class R5	(4,022)	(2,397)	(173,313)	(99,860)	(399,896)	(280,501)
Class R6	(83,657)	(39,033)	(2,198,298)	(1,443,296)	(3,954,395)	(3,176,122)
Class 1	(1,495,583)	(609,369)	(21,003,115)	(15,612,019)	(33,044,014)	(25,964,198)
Total distributions	(1,600,343)	(664,062)	(24,606,922)	(18,212,445)	(41,114,490)	(32,783,693)
Portfolio share transactions
From portfolio share transactions	24,781,433	23,366,727	53,371,633	41,263,279	57,280,626	51,238,315
Total increase (decrease)	27,837,436	18,022,954	50,907,596	(17,131,147)	49,801,720	(48,391,617)
Net assets
Beginning of year	29,596,601	11,573,647	190,481,080	207,612,227	311,270,412	359,662,029
End of year	$57,434,037	$29,596,601	$241,388,676	$190,481,080	$361,072,132	$311,270,412
42	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multimanager 2050 Lifetime Portfolio		Multimanager 2045 Lifetime Portfolio		Multimanager 2040 Lifetime Portfolio
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$6,510,938	$6,542,515	$11,327,522	$11,236,948	$13,992,817	$13,687,220
Net realized gain (loss)	(5,438,531)	82,917,691	1,822,802	161,741,970	(3,170,713)	163,935,655
Change in net unrealized appreciation (depreciation)	51,862,616	(201,176,098)	68,295,061	(354,116,506)	66,910,563	(369,179,746)
Increase (decrease) in net assets resulting from operations	52,935,023	(111,715,892)	81,445,385	(181,137,588)	77,732,667	(191,556,871)
Distributions to shareholders
From earnings
Class A	(11,152,688)	(8,398,965)	(25,774,536)	(14,479,270)	(28,342,793)	(17,377,221)
Class I	(20,774)	(17,197)	(58,260)	(26,764)	(98,153)	(116,888)
Class R2	(621,436)	(435,447)	(1,111,913)	(558,282)	(935,236)	(575,114)
Class R4	(221,142)	(150,453)	(48,987)	(22,664)	(75,603)	(38,063)
Class R5	(448,397)	(208,736)	(888,773)	(481,575)	(911,042)	(394,633)
Class R6	(7,020,412)	(5,001,548)	(12,102,926)	(6,350,938)	(12,455,339)	(7,190,630)
Class 1	(58,126,941)	(40,531,758)	(115,046,760)	(62,579,329)	(114,920,501)	(68,290,627)
Total distributions	(77,611,790)	(54,744,104)	(155,032,155)	(84,498,822)	(157,738,667)	(93,983,176)
Portfolio share transactions
From portfolio share transactions	81,848,242	53,523,682	124,230,799	60,528,012	122,920,339	49,808,278
Total increase (decrease)	57,171,475	(112,936,314)	50,644,029	(205,108,398)	42,914,339	(235,731,769)
Net assets
Beginning of year	498,259,525	611,195,839	811,507,125	1,016,615,523	868,670,463	1,104,402,232
End of year	$555,431,000	$498,259,525	$862,151,154	$811,507,125	$911,584,802	$868,670,463
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	43

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multimanager 2035 Lifetime Portfolio		Multimanager 2030 Lifetime Portfolio		Multimanager 2025 Lifetime Portfolio
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$19,117,114	$18,268,469	$25,869,493	$25,494,046	$25,233,355	$27,146,399
Net realized gain (loss)	(7,566,141)	172,600,036	(19,203,821)	169,026,253	(17,511,673)	131,553,255
Change in net unrealized appreciation (depreciation)	68,092,995	(407,493,989)	71,427,858	(428,171,088)	45,118,106	(341,140,145)
Increase (decrease) in net assets resulting from operations	79,643,968	(216,625,484)	78,093,530	(233,650,789)	52,839,788	(182,440,491)
Distributions to shareholders
From earnings
Class A	(30,272,074)	(21,440,560)	(32,082,259)	(24,251,515)	(27,179,952)	(24,538,038)
Class I	(15,063)	(8,047)	(281,455)	(144,126)	(308,913)	(248,727)
Class R2	(1,363,042)	(908,330)	(1,298,285)	(1,018,903)	(1,085,877)	(1,141,677)
Class R4	(28,822)	(14,662)	(123,134)	(79,854)	(94,710)	(72,877)
Class R5	(1,312,676)	(542,443)	(1,277,495)	(758,154)	(975,359)	(637,503)
Class R6	(13,428,691)	(8,777,191)	(13,467,532)	(9,475,149)	(9,188,003)	(7,967,594)
Class 1	(123,505,373)	(84,491,184)	(126,482,435)	(93,446,526)	(97,655,814)	(91,161,204)
Total distributions	(169,925,741)	(116,182,417)	(175,012,595)	(129,174,227)	(136,488,628)	(125,767,620)
Portfolio share transactions
From portfolio share transactions	123,591,569	55,501,927	88,329,424	59,676,191	(15,410,595)	(22,218,484)
Total increase (decrease)	33,309,796	(277,305,974)	(8,589,641)	(303,148,825)	(99,059,435)	(330,426,595)
Net assets
Beginning of year	1,029,356,208	1,306,662,182	1,180,120,824	1,483,269,649	1,020,910,618	1,351,337,213
End of year	$1,062,666,004	$1,029,356,208	$1,171,531,183	$1,180,120,824	$921,851,183	$1,020,910,618
44	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multimanager 2020 Lifetime Portfolio		Multimanager 2015 Lifetime Portfolio		Multimanager 2010 Lifetime Portfolio
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$15,187,187	$17,104,016	$5,776,194	$6,517,473	$4,686,559	$4,965,646
Net realized gain (loss)	(9,177,376)	60,066,822	(2,147,567)	18,142,409	(2,386,051)	9,597,679
Change in net unrealized appreciation (depreciation)	18,809,561	(165,736,012)	4,737,211	(52,785,270)	3,647,280	(31,902,910)
Increase (decrease) in net assets resulting from operations	24,819,372	(88,565,174)	8,365,838	(28,125,388)	5,947,788	(17,339,585)
Distributions to shareholders
From earnings
Class A	(20,696,786)	(23,049,342)	(9,295,874)	(9,080,767)	(3,789,740)	(3,828,342)
Class I	(58,941)	(114,808)	(88,168)	(78,908)	(40,247)	(36,523)
Class R2	(658,324)	(624,960)	(63,668)	(76,591)	(51,882)	(42,996)
Class R4	(37,351)	(68,277)	(2,231)	(937)	(5,258)	(4,495)
Class R5	(939,893)	(1,020,849)	(61,495)	(24,087)	(154,650)	(55,038)
Class R6	(4,137,884)	(4,200,764)	(1,160,167)	(1,145,882)	(952,770)	(933,182)
Class 1	(40,183,832)	(47,060,867)	(11,151,614)	(12,265,294)	(8,189,002)	(8,647,605)
Total distributions	(66,713,011)	(76,139,867)	(21,823,217)	(22,672,466)	(13,183,549)	(13,548,181)
Portfolio share transactions
From portfolio share transactions	(18,545,778)	(41,254,135)	(8,483,329)	(15,226,002)	(5,693,384)	(4,520,143)
Total decrease	(60,439,417)	(205,959,176)	(21,940,708)	(66,023,856)	(12,929,145)	(35,407,909)
Net assets
Beginning of year	550,121,487	756,080,663	197,432,635	263,456,491	143,533,379	178,941,288
End of year	$489,682,070	$550,121,487	$175,491,927	$197,432,635	$130,604,234	$143,533,379
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	45

Financial highlights
Multimanager 2065 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	10.73	0.08 [6]	0.98	1.06	(0.08)	(0.34)	(0.42)	11.37	10.36	1.11	0.42	0.77 [6]	461	18
08-31-2022	13.58	0.10 [6]	(2.53)	(2.43)	(0.10)	(0.32)	(0.42)	10.73	(18.51)	1.40	0.42	0.80 [6]	190	52
08-31-2021 [7]	10.00	0.06 [6]	3.62	3.68	(0.05)	(0.05)	(0.10)	13.58	36.98 [8]	5.26 [9]	0.42 [9]	0.51 [6,9]	146	33
Class I
08-31-2023	10.75	0.15 [6]	0.95	1.10	(0.11)	(0.34)	(0.45)	11.40	10.79	0.81	0.12	1.40 [6]	124	18
08-31-2022	13.61	0.15 [6]	(2.55)	(2.40)	(0.14)	(0.32)	(0.46)	10.75	(18.29)	1.10	0.12	1.19 [6]	54	52
08-31-2021 [7]	10.00	0.13 [6]	3.59	3.72	(0.06)	(0.05)	(0.11)	13.61	37.39 [8]	4.96 [9]	0.12 [9]	1.13 [6,9]	68	33
Class R2
08-31-2023	10.74	0.12 [6]	0.96	1.08	(0.10)	(0.34)	(0.44)	11.38	10.55	0.95	0.26	1.14 [6]	58	18
08-31-2022	13.59	0.13 [6]	(2.54)	(2.41)	(0.12)	(0.32)	(0.44)	10.74	(18.36)	1.25	0.26	1.05 [6]	54	52
08-31-2021 [7]	10.00	0.11 [6]	3.59	3.70	(0.06)	(0.05)	(0.11)	13.59	37.14 [8]	5.11 [9]	0.26 [9]	0.98 [6,9]	68	33
Class R4
08-31-2023	10.75	0.14 [6]	0.95	1.09	(0.11)	(0.34)	(0.45)	11.39	10.66	0.95	0.16	1.25 [6]	57	18
08-31-2022	13.60	0.14 [6]	(2.54)	(2.40)	(0.13)	(0.32)	(0.45)	10.75	(18.26)	1.25	0.16	1.15 [6]	54	52
08-31-2021 [7]	10.00	0.12 [6]	3.59	3.71	(0.06)	(0.05)	(0.11)	13.60	37.28 [8]	5.11 [9]	0.16 [9]	1.09 [6,9]	68	33
Class R5
08-31-2023	10.76	0.13 [6]	0.97	1.10	(0.12)	(0.34)	(0.46)	11.40	10.82	0.72	0.03	1.17 [6]	192	18
08-31-2022	13.62	0.15 [6]	(2.54)	(2.39)	(0.15)	(0.32)	(0.47)	10.76	(18.19)	1.00	0.01	1.21 [6]	76	52
08-31-2021 [7]	10.00	0.14 [6]	3.59	3.73	(0.06)	(0.05)	(0.11)	13.62	37.53 [8]	4.86 [9]	0.01 [9]	1.23 [6,9]	68	33
Class R6
08-31-2023	10.76	0.12 [6]	0.99	1.11	(0.12)	(0.34)	(0.46)	11.41	10.90	0.70	0.01	1.13 [6]	3,987	18
08-31-2022	13.62	0.14 [6]	(2.53)	(2.39)	(0.15)	(0.32)	(0.47)	10.76	(18.20)	1.00	0.01	1.16 [6]	1,601	52
08-31-2021 [7]	10.00	0.11 [6]	3.62	3.73	(0.06)	(0.05)	(0.11)	13.62	37.53 [8]	4.86 [9]	0.01 [9]	0.98 [6,9]	197	33
Class 1
08-31-2023	10.76	0.14 [6]	0.96	1.10	(0.12)	(0.34)	(0.46)	11.40	10.76	0.74	0.05	1.25 [6]	52,555	18
08-31-2022	13.61	0.12 [6]	(2.51)	(2.39)	(0.14)	(0.32)	(0.46)	10.76	(18.17)	1.04	0.05	1.05 [6]	27,569	52
08-31-2021 [7]	10.00	0.05 [6]	3.67	3.72	(0.06)	(0.05)	(0.11)	13.61	37.41 [8]	4.90 [9]	0.05 [9]	0.42 [6,9]	10,959	33

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01 and $0.01 per share and 0.06%, 0.08% and 0.11%, for the periods ended 8-31-23, 8-31-22 and 8-31-21, respectively.
[7] Period from 9-23-20 (commencement of operations) to 8-31-21.
[8] Not annualized.
[9] Annualized.
46	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2060 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	12.21	0.11 [6]	0.97	1.08	(0.09)	(1.37)	(1.46)	11.83	10.34	0.75	0.42	0.98 [6]	10,101	14
08-31-2022	16.34	0.12 [6]	(2.90)	(2.78)	(0.14)	(1.21)	(1.35)	12.21	(18.57)	0.73	0.42	0.88 [6]	9,500	49
08-31-2021	13.12	0.10 [6]	3.63	3.73	(0.12)	(0.39)	(0.51)	16.34	29.07	0.71	0.42	0.69 [6]	12,113	19
08-31-2020	11.88	0.14 [6]	1.85	1.99	(0.18)	(0.57)	(0.75)	13.12	17.20	0.84	0.43	1.20 [6]	5,383	27
08-31-2019	12.91	0.14 [6]	(0.41)	(0.27)	(0.16)	(0.60)	(0.76)	11.88	(1.30)	0.88	0.41	1.22 [6]	2,136	27
Class I
08-31-2023	12.26	0.16 [6]	0.96	1.12	(0.13)	(1.37)	(1.50)	11.88	10.69	0.45	0.12	1.35 [6]	47	14
08-31-2022	16.39	0.18 [6]	(2.91)	(2.73)	(0.18)	(1.22)	(1.40)	12.26	(18.26)	0.43	0.12	1.23 [6]	48	49
08-31-2021	13.16	0.16 [6]	3.62	3.78	(0.16)	(0.39)	(0.55)	16.39	29.38	0.41	0.11	1.10 [6]	66	19
08-31-2020	11.91	0.22 [6]	1.82	2.04	(0.22)	(0.57)	(0.79)	13.16	17.60	0.54	0.13	1.82 [6]	53	27
08-31-2019	12.95	0.20 [6]	(0.45)	(0.25)	(0.19)	(0.60)	(0.79)	11.91	(1.06)	0.59	0.13	1.66 [6]	47	27
Class R2
08-31-2023	12.20	0.10 [6]	0.98	1.08	(0.08)	(1.37)	(1.45)	11.83	10.32	0.83	0.50	0.83 [6]	915	14
08-31-2022	16.33	0.10 [6]	(2.89)	(2.79)	(0.12)	(1.22)	(1.34)	12.20	(18.65)	0.83	0.51	0.71 [6]	706	49
08-31-2021	13.12	0.10 [6]	3.63	3.73	(0.13)	(0.39)	(0.52)	16.33	29.02	0.78	0.49	0.65 [6]	646	19
08-31-2020	11.88	0.17 [6]	1.83	2.00	(0.19)	(0.57)	(0.76)	13.12	17.24	0.83	0.41	1.43 [6]	156	27
08-31-2019	12.92	0.16 [6]	(0.43)	(0.27)	(0.17)	(0.60)	(0.77)	11.88	(1.27)	0.83	0.36	1.31 [6]	95	27
Class R4
08-31-2023	12.24	0.15 [6]	0.96	1.11	(0.11)	(1.37)	(1.48)	11.87	10.60	0.62	0.19	1.26 [6]	64	14
08-31-2022	16.37	0.17 [6]	(2.91)	(2.74)	(0.17)	(1.22)	(1.39)	12.24	(18.36)	0.62	0.21	1.16 [6]	72	49
08-31-2021	13.14	0.14 [6]	3.63	3.77	(0.15)	(0.39)	(0.54)	16.37	29.37	0.58	0.18	0.96 [6]	152	19
08-31-2020	11.90	0.21 [6]	1.82	2.03	(0.22)	(0.57)	(0.79)	13.14	17.47	0.68	0.16	1.75 [6]	74	27
08-31-2019	12.93	0.19 [6]	(0.43)	(0.24)	(0.19)	(0.60)	(0.79)	11.90	(1.00)	0.73	0.16	1.59 [6]	55	27
Class R5
08-31-2023	12.26	0.12 [6]	0.99	1.11	(0.13)	(1.37)	(1.50)	11.87	10.67	0.39	0.06	1.04 [6]	2,835	14
08-31-2022	16.39	0.17 [6]	(2.89)	(2.72)	(0.19)	(1.22)	(1.41)	12.26	(18.21)	0.37	0.06	1.27 [6]	1,261	49
08-31-2021	13.15	0.17 [6]	3.62	3.79	(0.16)	(0.39)	(0.55)	16.39	29.53	0.36	0.06	1.17 [6]	424	19
08-31-2020	11.90	0.18 [6]	1.87	2.05	(0.23)	(0.57)	(0.80)	13.15	17.67	0.48	0.06	1.55 [6]	382	27
08-31-2019	12.94	0.17 [6]	(0.41)	(0.24)	(0.20)	(0.60)	(0.80)	11.90	(0.96)	0.53	0.06	1.44 [6]	168	27
Class R6
08-31-2023	12.27	0.15 [6]	0.98	1.13	(0.14)	(1.37)	(1.51)	11.89	10.81	0.34	0.01	1.28 [6]	25,496	14
08-31-2022	16.41	0.17 [6]	(2.89)	(2.72)	(0.20)	(1.22)	(1.42)	12.27	(18.21)	0.32	0.01	1.25 [6]	16,811	49
08-31-2021	13.17	0.17 [6]	3.63	3.80	(0.17)	(0.39)	(0.56)	16.41	29.54	0.31	0.01	1.16 [6]	10,594	19
08-31-2020	11.92	0.19 [6]	1.87	2.06	(0.24)	(0.57)	(0.81)	13.17	17.71	0.43	—	1.61 [6]	3,805	27
08-31-2019	12.95	0.22 [6]	(0.45)	(0.23)	(0.20)	(0.60)	(0.80)	11.92	(0.86)	0.48	—	1.84 [6]	1,611	27
Class 1
08-31-2023	12.26	0.15 [6]	0.97	1.12	(0.13)	(1.37)	(1.50)	11.88	10.76	0.38	0.05	1.32 [6]	201,931	14
08-31-2022	16.40	0.17 [6]	(2.90)	(2.73)	(0.19)	(1.22)	(1.41)	12.26	(18.26)	0.36	0.05	1.21 [6]	162,083	49
08-31-2021	13.16	0.17 [6]	3.63	3.80	(0.17)	(0.39)	(0.56)	16.40	29.52	0.35	0.05	1.12 [6]	183,616	19
08-31-2020	11.91	0.21 [6]	1.84	2.05	(0.23)	(0.57)	(0.80)	13.16	17.66	0.47	0.05	1.74 [6]	128,704	27
08-31-2019	12.94	0.18 [6]	(0.41)	(0.23)	(0.20)	(0.60)	(0.80)	11.91	(0.92)	0.52	0.05	1.55 [6]	79,730	27

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.02, $0.01, and $0.02 per share and 0.06%, 0.09%, 0.12%, 0.13%, and 0.17%, for the periods ended 8-31-23, 8-31-22, 8-31-21, 8-31-20, and 8-31-19, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	47

Financial highlights continued
Multimanager 2055 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	10.79	0.10 [6]	0.84	0.94	(0.07)	(1.29)	(1.36)	10.37	10.28	0.71	0.42	0.96 [6]	30,960	16
08-31-2022	14.51	0.11 [6]	(2.56)	(2.45)	(0.12)	(1.15)	(1.27)	10.79	(18.54)	0.69	0.42	0.87 [6]	29,003	48
08-31-2021	11.72	0.09 [6]	3.21	3.30	(0.10)	(0.41)	(0.51)	14.51	28.87	0.66	0.42	0.71 [6]	38,649	20
08-31-2020	10.83	0.14 [6]	1.67	1.81	(0.17)	(0.75)	(0.92)	11.72	17.26	0.71	0.43	1.34 [6]	23,530	30
08-31-2019	12.19	0.14 [6]	(0.45)	(0.31)	(0.16)	(0.89)	(1.05)	10.83	(1.30)	0.68	0.41	1.25 [6]	13,755	29
Class I
08-31-2023	10.83	0.13 [6]	0.84	0.97	(0.10)	(1.29)	(1.39)	10.41	10.63	0.41	0.11	1.30 [6]	79	16
08-31-2022	14.56	0.15 [6]	(2.56)	(2.41)	(0.17)	(1.15)	(1.32)	10.83	(18.29)	0.39	0.12	1.17 [6]	101	48
08-31-2021	11.75	0.13 [6]	3.22	3.35	(0.13)	(0.41)	(0.54)	14.56	29.27	0.36	0.11	0.95 [6]	135	20
08-31-2020	10.86	0.19 [6]	1.65	1.84	(0.20)	(0.75)	(0.95)	11.75	17.57	0.41	0.13	1.80 [6]	69	30
08-31-2019	12.22	0.18 [6]	(0.45)	(0.27)	(0.20)	(0.89)	(1.09)	10.86	(1.01)	0.39	0.13	1.62 [6]	57	29
Class R2
08-31-2023	10.78	0.09 [6]	0.84	0.93	(0.06)	(1.29)	(1.35)	10.36	10.18	0.80	0.51	0.87 [6]	1,041	16
08-31-2022	14.50	0.10 [6]	(2.56)	(2.46)	(0.11)	(1.15)	(1.26)	10.78	(18.61)	0.78	0.51	0.78 [6]	936	48
08-31-2021	11.71	0.10 [6]	3.19	3.29	(0.09)	(0.41)	(0.50)	14.50	28.79	0.75	0.51	0.78 [6]	1,054	20
08-31-2020	10.83	0.14 [6]	1.65	1.79	(0.16)	(0.75)	(0.91)	11.71	17.07	0.80	0.52	1.35 [6]	806	30
08-31-2019	12.19	0.11 [6]	(0.42)	(0.31)	(0.16)	(0.89)	(1.05)	10.83	(1.35)	0.78	0.51	1.05 [6]	602	29
Class R4
08-31-2023	10.83	0.13 [6]	0.84	0.97	(0.10)	(1.29)	(1.39)	10.41	10.56	0.56	0.16	1.29 [6]	44	16
08-31-2022	14.55	0.15 [6]	(2.58)	(2.43)	(0.14)	(1.15)	(1.29)	10.83	(18.27)	0.53	0.16	1.19 [6]	44	48
08-31-2021	11.74	0.14 [6]	3.20	3.34	(0.12)	(0.41)	(0.53)	14.55	29.19	0.50	0.16	1.05 [6]	59	20
08-31-2020	10.85	0.19 [6]	1.65	1.84	(0.20)	(0.75)	(0.95)	11.74	17.53	0.55	0.16	1.83 [6]	48	30
08-31-2019	12.22	0.18 [6]	(0.46)	(0.28)	(0.20)	(0.89)	(1.09)	10.85	(1.04)	0.53	0.16	1.65 [6]	44	29
Class R5
08-31-2023	10.85	0.12 [6]	0.85	0.97	(0.11)	(1.29)	(1.40)	10.42	10.59	0.35	0.06	1.19 [6]	4,522	16
08-31-2022	14.58	0.16 [6]	(2.57)	(2.41)	(0.17)	(1.15)	(1.32)	10.85	(18.21)	0.33	0.06	1.32 [6]	2,940	48
08-31-2021	11.76	0.16 [6]	3.21	3.37	(0.14)	(0.41)	(0.55)	14.58	29.41	0.30	0.06	1.17 [6]	1,337	20
08-31-2020	10.86	0.17 [6]	1.69	1.86	(0.21)	(0.75)	(0.96)	11.76	17.72	0.35	0.06	1.59 [6]	195	30
08-31-2019	12.23	0.18 [6]	(0.46)	(0.28)	(0.20)	(0.89)	(1.09)	10.86	(0.97)	0.33	0.06	1.61 [6]	97	29
Class R6
08-31-2023	10.85	0.13 [6]	0.84	0.97	(0.11)	(1.29)	(1.40)	10.42	10.66	0.30	0.01	1.29 [6]	38,922	16
08-31-2022	14.58	0.16 [6]	(2.56)	(2.40)	(0.18)	(1.15)	(1.33)	10.85	(18.17)	0.28	0.01	1.27 [6]	31,635	48
08-31-2021	11.76	0.15 [6]	3.23	3.38	(0.15)	(0.41)	(0.56)	14.58	29.47	0.25	0.01	1.11 [6]	25,449	20
08-31-2020	10.87	0.18 [6]	1.68	1.86	(0.22)	(0.75)	(0.97)	11.76	17.68	0.30	—	1.74 [6]	10,042	30
08-31-2019	12.23	0.18 [6]	(0.44)	(0.26)	(0.21)	(0.89)	(1.10)	10.87	(0.80)	0.28	—	1.65 [6]	5,437	29
Class 1
08-31-2023	10.84	0.14 [6]	0.84	0.98	(0.11)	(1.29)	(1.40)	10.42	10.72	0.35	0.05	1.33 [6]	285,504	16
08-31-2022	14.57	0.15 [6]	(2.56)	(2.41)	(0.17)	(1.15)	(1.32)	10.84	(18.22)	0.32	0.05	1.22 [6]	246,611	48
08-31-2021	11.75	0.15 [6]	3.22	3.37	(0.14)	(0.41)	(0.55)	14.57	29.44	0.29	0.05	1.14 [6]	292,979	20
08-31-2020	10.86	0.19 [6]	1.66	1.85	(0.21)	(0.75)	(0.96)	11.75	17.63	0.34	0.05	1.81 [6]	235,255	30
08-31-2019	12.23	0.18 [6]	(0.45)	(0.27)	(0.21)	(0.89)	(1.10)	10.86	(0.94)	0.31	0.05	1.63 [6]	186,409	29

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.02, $0.01, and $0.02 per share and 0.05%, 0.08%, 0.11%, 0.12%, and 0.16%, for the periods ended 8-31-23, 8-31-22, 8-31-21, 8-31-20, and 8-31-19, respectively.
48	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2050 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	11.48	0.10 [6]	0.87	0.97	(0.08)	(1.66)	(1.74)	10.71	10.35	0.69	0.42	0.96 [6]	77,455	17
08-31-2022	15.43	0.12 [6]	(2.73)	(2.61)	(0.12)	(1.22)	(1.34)	11.48	(18.56)	0.66	0.42	0.88 [6]	74,589	48
08-31-2021	12.51	0.10 [6]	3.42	3.52	(0.12)	(0.48)	(0.60)	15.43	28.92	0.63	0.42	0.75 [6]	99,779	19
08-31-2020	11.65	0.16 [6]	1.77	1.93	(0.18)	(0.89)	(1.07)	12.51	17.20	0.66	0.43	1.42 [6]	73,101	31
08-31-2019	13.29	0.15 [6]	(0.51)	(0.36)	(0.16)	(1.12)	(1.28)	11.65	(1.33)	0.62	0.41	1.28 [6]	54,552	31
Class I
08-31-2023	11.52	0.14 [6]	0.86	1.00	(0.11)	(1.66)	(1.77)	10.75	10.69	0.39	0.12	1.28 [6]	151	17
08-31-2022	15.48	0.18 [6]	(2.75)	(2.57)	(0.17)	(1.22)	(1.39)	11.52	(18.31)	0.36	0.12	1.32 [6]	134	48
08-31-2021	12.55	0.09 [6]	3.48	3.57	(0.16)	(0.48)	(0.64)	15.48	29.32	0.33	0.11	0.64 [6]	187	19
08-31-2020	11.68	0.18 [6]	1.80	1.98	(0.22)	(0.89)	(1.11)	12.55	17.49	0.36	0.13	1.53 [6]	67	31
08-31-2019	13.32	0.27 [6]	(0.59)	(0.32)	(0.20)	(1.12)	(1.32)	11.68	(0.96)	0.33	0.13	2.33 [6]	56	31
Class R2
08-31-2023	11.47	0.09 [6]	0.87	0.96	(0.07)	(1.66)	(1.73)	10.70	10.23	0.78	0.50	0.87 [6]	3,853	17
08-31-2022	15.42	0.10 [6]	(2.72)	(2.62)	(0.11)	(1.22)	(1.33)	11.47	(18.64)	0.75	0.51	0.75 [6]	3,904	48
08-31-2021	12.51	0.10 [6]	3.41	3.51	(0.12)	(0.48)	(0.60)	15.42	28.78	0.72	0.51	0.71 [6]	5,393	19
08-31-2020	11.65	0.15 [6]	1.78	1.93	(0.18)	(0.89)	(1.07)	12.51	17.12	0.75	0.51	1.27 [6]	1,358	31
08-31-2019	13.29	0.12 [6]	(0.49)	(0.37)	(0.15)	(1.12)	(1.27)	11.65	(1.44)	0.71	0.50	1.05 [6]	1,264	31
Class R4
08-31-2023	11.50	0.12 [6]	0.86	0.98	(0.10)	(1.66)	(1.76)	10.72	10.45	0.63	0.26	1.12 [6]	1,607	17
08-31-2022	15.45	0.14 [6]	(2.72)	(2.58)	(0.15)	(1.22)	(1.37)	11.50	(18.39)	0.60	0.26	1.05 [6]	1,333	48
08-31-2021	12.52	0.14 [6]	3.41	3.55	(0.14)	(0.48)	(0.62)	15.45	29.16	0.57	0.26	0.96 [6]	1,476	19
08-31-2020	11.66	0.19 [6]	1.76	1.95	(0.20)	(0.89)	(1.09)	12.52	17.37	0.60	0.26	1.67 [6]	1,073	31
08-31-2019	13.30	0.18 [6]	(0.52)	(0.34)	(0.18)	(1.12)	(1.30)	11.66	(1.13)	0.57	0.26	1.50 [6]	776	31
Class R5
08-31-2023	11.54	0.12 [6]	0.88	1.00	(0.12)	(1.66)	(1.78)	10.76	10.67	0.33	0.06	1.11 [6]	4,682	17
08-31-2022	15.49	0.16 [6]	(2.71)	(2.55)	(0.18)	(1.22)	(1.40)	11.54	(18.19)	0.30	0.06	1.25 [6]	2,499	48
08-31-2021	12.55	0.21 [6]	3.37	3.58	(0.16)	(0.48)	(0.64)	15.49	29.36	0.27	0.06	1.47 [6]	863	19
08-31-2020	11.68	0.24 [6]	1.75	1.99	(0.23)	(0.89)	(1.12)	12.55	17.67	0.30	0.06	2.06 [6]	29	31
08-31-2019	13.34	0.23 [6]	(0.56)	(0.33)	(0.21)	(1.12)	(1.33)	11.68	(1.05)	0.28	0.07	1.84 [6]	34	31
Class R6
08-31-2023	11.54	0.14 [6]	0.87	1.01	(0.13)	(1.66)	(1.79)	10.76	10.73	0.28	0.01	1.30 [6]	57,496	17
08-31-2022	15.50	0.17 [6]	(2.73)	(2.56)	(0.18)	(1.22)	(1.40)	11.54	(18.20)	0.25	0.01	1.26 [6]	46,800	48
08-31-2021	12.56	0.16 [6]	3.43	3.59	(0.17)	(0.48)	(0.65)	15.50	29.40	0.22	0.01	1.14 [6]	43,703	19
08-31-2020	11.69	0.20 [6]	1.79	1.99	(0.23)	(0.89)	(1.12)	12.56	17.72	0.25	—	1.79 [6]	23,312	31
08-31-2019	13.34	0.18 [6]	(0.49)	(0.31)	(0.22)	(1.12)	(1.34)	11.69	(0.90)	0.22	—	1.52 [6]	15,426	31
Class 1
08-31-2023	11.52	0.14 [6]	0.86	1.00	(0.12)	(1.66)	(1.78)	10.74	10.69	0.33	0.05	1.32 [6]	410,188	17
08-31-2022	15.48	0.16 [6]	(2.72)	(2.56)	(0.18)	(1.22)	(1.40)	11.52	(18.26)	0.30	0.05	1.22 [6]	369,001	48
08-31-2021	12.54	0.16 [6]	3.42	3.58	(0.16)	(0.48)	(0.64)	15.48	29.40	0.26	0.05	1.13 [6]	459,795	19
08-31-2020	11.67	0.21 [6]	1.78	1.99	(0.23)	(0.89)	(1.12)	12.54	17.69	0.29	0.05	1.85 [6]	377,659	31
08-31-2019	13.32	0.20 [6]	(0.52)	(0.32)	(0.21)	(1.12)	(1.33)	11.67	(0.97)	0.26	0.05	1.66 [6]	329,347	31

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.02, $0.01, and $0.02 per share and 0.04%, 0.07%, 0.10%, 0.11%, and 0.15%, for the periods ended 8-31-23, 8-31-22, 8-31-21, 8-31-20, and 8-31-19, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	49

Financial highlights continued
Multimanager 2045 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	10.28	0.10 [6]	0.68	0.78	(0.08)	(1.87)	(1.95)	9.11	9.96	0.68	0.42	1.07 [6]	143,191	17
08-31-2022	13.72	0.11 [6]	(2.42)	(2.31)	(0.11)	(1.02)	(1.13)	10.28	(18.42)	0.65	0.42	0.93 [6]	137,181	47
08-31-2021	11.22	0.10 [6]	3.05	3.15	(0.12)	(0.53)	(0.65)	13.72	28.93	0.61	0.42	0.78 [6]	180,069	18
08-31-2020	10.71	0.15 [6]	1.61	1.76	(0.17)	(1.08)	(1.25)	11.22	17.15	0.64	0.43	1.45 [6]	132,866	32
08-31-2019	12.40	0.14 [6]	(0.49)	(0.35)	(0.16)	(1.18)	(1.34)	10.71	(1.29)	0.60	0.41	1.32 [6]	104,554	33
Class I
08-31-2023	10.37	0.12 [6]	0.71	0.83	(0.12)	(1.87)	(1.99)	9.21	10.37	0.38	0.12	1.28 [6]	401	17
08-31-2022	13.84	0.14 [6]	(2.44)	(2.30)	(0.15)	(1.02)	(1.17)	10.37	(18.23)	0.35	0.12	1.14 [6]	309	47
08-31-2021	11.31	0.13 [6]	3.08	3.21	(0.15)	(0.53)	(0.68)	13.84	29.28	0.31	0.12	1.02 [6]	268	18
08-31-2020	10.77	0.19 [6]	1.63	1.82	(0.20)	(1.08)	(1.28)	11.31	17.70	0.34	0.13	1.85 [6]	172	32
08-31-2019	12.48	0.14 [6]	(0.48)	(0.34)	(0.19)	(1.18)	(1.37)	10.77	(1.12)	0.31	0.12	1.33 [6]	199	33
Class R2
08-31-2023	10.33	0.09 [6]	0.68	0.77	(0.07)	(1.87)	(1.94)	9.16	9.78	0.77	0.51	0.98 [6]	6,258	17
08-31-2022	13.78	0.10 [6]	(2.43)	(2.33)	(0.10)	(1.02)	(1.12)	10.33	(18.48)	0.74	0.51	0.82 [6]	5,709	47
08-31-2021	11.27	0.10 [6]	3.05	3.15	(0.11)	(0.53)	(0.64)	13.78	28.81	0.71	0.51	0.77 [6]	7,060	18
08-31-2020	10.75	0.14 [6]	1.62	1.76	(0.16)	(1.08)	(1.24)	11.27	17.08	0.72	0.51	1.33 [6]	3,114	32
08-31-2019	12.43	0.13 [6]	(0.49)	(0.36)	(0.14)	(1.18)	(1.32)	10.75	(1.36)	0.69	0.51	1.23 [6]	2,592	33
Class R4
08-31-2023	10.32	0.11 [6]	0.69	0.80	(0.10)	(1.87)	(1.97)	9.15	10.23	0.62	0.26	1.19 [6]	308	17
08-31-2022	13.78	0.13 [6]	(2.44)	(2.31)	(0.13)	(1.02)	(1.15)	10.32	(18.35)	0.59	0.26	1.05 [6]	245	47
08-31-2021	11.26	0.12 [6]	3.06	3.18	(0.13)	(0.53)	(0.66)	13.78	29.17	0.56	0.26	0.92 [6]	262	18
08-31-2020	10.74	0.15 [6]	1.63	1.78	(0.18)	(1.08)	(1.26)	11.26	17.38	0.57	0.26	1.47 [6]	181	32
08-31-2019	12.43	0.15 [6]	(0.48)	(0.33)	(0.18)	(1.18)	(1.36)	10.74	(1.13)	0.54	0.26	1.38 [6]	174	33
Class R5
08-31-2023	10.41	0.12 [6]	0.71	0.83	(0.12)	(1.87)	(1.99)	9.25	10.41	0.32	0.06	1.32 [6]	5,846	17
08-31-2022	13.88	0.17 [6]	(2.46)	(2.29)	(0.16)	(1.02)	(1.18)	10.41	(18.12)	0.29	0.06	1.42 [6]	4,843	47
08-31-2021	11.34	0.16 [6]	3.06	3.22	(0.15)	(0.53)	(0.68)	13.88	29.36	0.26	0.06	1.23 [6]	3,009	18
08-31-2020	10.80	0.19 [6]	1.64	1.83	(0.21)	(1.08)	(1.29)	11.34	17.71	0.27	0.06	1.79 [6]	1,990	32
08-31-2019	12.50	0.22 [6]	(0.54)	(0.32)	(0.20)	(1.18)	(1.38)	10.80	(0.99)	0.25	0.06	1.98 [6]	1,484	33
Class R6
08-31-2023	10.38	0.13 [6]	0.70	0.83	(0.13)	(1.87)	(2.00)	9.21	10.38	0.27	0.01	1.45 [6]	72,695	17
08-31-2022	13.85	0.16 [6]	(2.43)	(2.27)	(0.17)	(1.03)	(1.20)	10.38	(18.12)	0.24	0.01	1.35 [6]	61,640	47
08-31-2021	11.31	0.15 [6]	3.08	3.23	(0.16)	(0.53)	(0.69)	13.85	29.50	0.21	0.01	1.20 [6]	60,389	18
08-31-2020	10.78	0.19 [6]	1.63	1.82	(0.21)	(1.08)	(1.29)	11.31	17.72	0.22	—	1.84 [6]	38,164	32
08-31-2019	12.48	0.18 [6]	(0.49)	(0.31)	(0.21)	(1.18)	(1.39)	10.78	(0.89)	0.20	—	1.70 [6]	29,020	33
Class 1
08-31-2023	10.39	0.13 [6]	0.69	0.82	(0.12)	(1.87)	(1.99)	9.22	10.32	0.32	0.05	1.44 [6]	633,452	17
08-31-2022	13.86	0.15 [6]	(2.44)	(2.29)	(0.16)	(1.02)	(1.18)	10.39	(18.14)	0.28	0.05	1.28 [6]	601,581	47
08-31-2021	11.32	0.15 [6]	3.07	3.22	(0.15)	(0.53)	(0.68)	13.86	29.42	0.25	0.05	1.16 [6]	765,559	18
08-31-2020	10.79	0.20 [6]	1.62	1.82	(0.21)	(1.08)	(1.29)	11.32	17.65	0.26	0.05	1.88 [6]	638,101	32
08-31-2019	12.49	0.19 [6]	(0.51)	(0.32)	(0.20)	(1.18)	(1.38)	10.79	(0.95)	0.23	0.05	1.69 [6]	599,868	33

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.02, $0.01, and $0.02 per share and 0.06%, 0.09%, 0.12%, 0.13%, and 0.16%, for the periods ended 8-31-23, 8-31-22, 8-31-21, 8-31-20, and 8-31-19, respectively.
50	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2040 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	10.41	0.12 [6]	0.59	0.71	(0.09)	(1.78)	(1.87)	9.25	8.87	0.69	0.42	1.29 [6]	164,166	19
08-31-2022	13.88	0.13 [6]	(2.43)	(2.30)	(0.12)	(1.05)	(1.17)	10.41	(18.12)	0.66	0.42	1.09 [6]	160,083	49
08-31-2021	11.50	0.11 [6]	2.95	3.06	(0.12)	(0.56)	(0.68)	13.88	27.48	0.62	0.42	0.85 [6]	210,327	21
08-31-2020	10.91	0.16 [6]	1.63	1.79	(0.17)	(1.03)	(1.20)	11.50	17.18	0.64	0.43	1.50 [6]	159,569	33
08-31-2019	12.56	0.15 [6]	(0.47)	(0.32)	(0.17)	(1.16)	(1.33)	10.91	(1.09)	0.60	0.41	1.35 [6]	127,736	33
Class I
08-31-2023	10.51	0.15 [6]	0.59	0.74	(0.12)	(1.78)	(1.90)	9.35	9.18	0.39	0.12	1.60 [6]	533	19
08-31-2022	14.00	0.21 [6]	(2.49)	(2.28)	(0.16)	(1.05)	(1.21)	10.51	(17.86)	0.36	0.11	1.67 [6]	616	49
08-31-2021	11.58	0.13 [6]	3.00	3.13	(0.15)	(0.56)	(0.71)	14.00	27.96	0.32	0.11	1.04 [6]	1,468	21
08-31-2020	10.98	0.20 [6]	1.64	1.84	(0.21)	(1.03)	(1.24)	11.58	17.51	0.34	0.13	1.88 [6]	645	33
08-31-2019	12.64	0.14 [6]	(0.44)	(0.30)	(0.20)	(1.16)	(1.36)	10.98	(0.85)	0.30	0.12	1.27 [6]	325	33
Class R2
08-31-2023	10.44	0.11 [6]	0.60	0.71	(0.08)	(1.78)	(1.86)	9.29	8.84	0.78	0.50	1.19 [6]	5,250	19
08-31-2022	13.92	0.12 [6]	(2.44)	(2.32)	(0.11)	(1.05)	(1.16)	10.44	(18.21)	0.75	0.51	1.00 [6]	5,170	49
08-31-2021	11.53	0.10 [6]	2.96	3.06	(0.11)	(0.56)	(0.67)	13.92	27.42	0.72	0.51	0.78 [6]	7,442	21
08-31-2020	10.94	0.16 [6]	1.63	1.79	(0.17)	(1.03)	(1.20)	11.53	17.04	0.73	0.51	1.50 [6]	1,108	33
08-31-2019	12.58	0.11 [6]	(0.44)	(0.33)	(0.15)	(1.16)	(1.31)	10.94	(1.18)	0.69	0.51	1.04 [6]	987	33
Class R4
08-31-2023	10.43	0.13 [6]	0.60	0.73	(0.11)	(1.78)	(1.89)	9.27	9.07	0.63	0.25	1.43 [6]	497	19
08-31-2022	13.90	0.15 [6]	(2.42)	(2.27)	(0.15)	(1.05)	(1.20)	10.43	(17.96)	0.60	0.26	1.24 [6]	381	49
08-31-2021	11.51	0.13 [6]	2.96	3.09	(0.14)	(0.56)	(0.70)	13.90	27.71	0.57	0.26	1.02 [6]	387	21
08-31-2020	10.92	0.18 [6]	1.63	1.81	(0.19)	(1.03)	(1.22)	11.51	17.35	0.58	0.26	1.66 [6]	276	33
08-31-2019	12.57	0.17 [6]	(0.48)	(0.31)	(0.18)	(1.16)	(1.34)	10.92	(0.94)	0.54	0.26	1.51 [6]	224	33
Class R5
08-31-2023	10.53	0.15 [6]	0.60	0.75	(0.13)	(1.78)	(1.91)	9.37	9.24	0.33	0.06	1.56 [6]	6,431	19
08-31-2022	14.02	0.17 [6]	(2.42)	(2.25)	(0.18)	(1.06)	(1.24)	10.53	(17.78)	0.30	0.06	1.42 [6]	4,902	49
08-31-2021	11.60	0.18 [6]	2.96	3.14	(0.16)	(0.56)	(0.72)	14.02	27.97	0.27	0.06	1.34 [6]	2,404	21
08-31-2020	10.99	0.18 [6]	1.67	1.85	(0.21)	(1.03)	(1.24)	11.60	17.66	0.28	0.06	1.73 [6]	327	33
08-31-2019	12.65	0.23 [6]	(0.52)	(0.29)	(0.21)	(1.16)	(1.37)	10.99	(0.78)	0.25	0.06	1.99 [6]	192	33
Class R6
08-31-2023	10.50	0.16 [6]	0.59	0.75	(0.14)	(1.78)	(1.92)	9.33	9.22	0.28	0.01	1.69 [6]	77,694	19
08-31-2022	13.98	0.18 [6]	(2.43)	(2.25)	(0.18)	(1.05)	(1.23)	10.50	(17.72)	0.25	0.01	1.52 [6]	65,036	49
08-31-2021	11.57	0.16 [6]	2.97	3.13	(0.16)	(0.56)	(0.72)	13.98	28.02	0.22	0.01	1.24 [6]	70,130	21
08-31-2020	10.97	0.20 [6]	1.65	1.85	(0.22)	(1.03)	(1.25)	11.57	17.66	0.23	—	1.88 [6]	38,274	33
08-31-2019	12.63	0.20 [6]	(0.49)	(0.29)	(0.21)	(1.16)	(1.37)	10.97	(0.71)	0.19	—	1.85 [6]	28,782	33
Class 1
08-31-2023	10.51	0.16 [6]	0.59	0.75	(0.13)	(1.78)	(1.91)	9.35	9.28	0.32	0.05	1.66 [6]	657,016	19
08-31-2022	13.99	0.18 [6]	(2.44)	(2.26)	(0.17)	(1.05)	(1.22)	10.51	(17.74)	0.29	0.05	1.44 [6]	632,481	49
08-31-2021	11.58	0.16 [6]	2.97	3.13	(0.16)	(0.56)	(0.72)	13.99	27.93	0.26	0.05	1.24 [6]	812,243	21
08-31-2020	10.98	0.20 [6]	1.65	1.85	(0.22)	(1.03)	(1.25)	11.58	17.59	0.26	0.05	1.92 [6]	690,481	33
08-31-2019	12.64	0.19 [6]	(0.48)	(0.29)	(0.21)	(1.16)	(1.37)	10.98	(0.77)	0.23	0.05	1.74 [6]	656,081	33

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, $0.01, $0.01, $0.01, and $0.02 per share and 0.04%, 0.08%, 0.11%, 0.12%, and 0.16%, for the periods ended 8-31-23, 8-31-22, 8-31-21, 8-31-20, and 8-31-19, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	51

Financial highlights continued
Multimanager 2035 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	10.13	0.14 [6]	0.47	0.61	(0.10)	(1.57)	(1.67)	9.07	7.67	0.70	0.42	1.55 [6]	191,072	20
08-31-2022	13.46	0.15 [6]	(2.27)	(2.12)	(0.16)	(1.05)	(1.21)	10.13	(17.39)	0.67	0.42	1.28 [6]	187,557	49
08-31-2021	11.39	0.13 [6]	2.63	2.76	(0.12)	(0.57)	(0.69)	13.46	25.10	0.63	0.42	1.01 [6]	243,658	26
08-31-2020	10.89	0.17 [6]	1.52	1.69	(0.19)	(1.00)	(1.19)	11.39	16.21	0.64	0.43	1.58 [6]	188,821	34
08-31-2019	12.38	0.17 [6]	(0.40)	(0.23)	(0.18)	(1.08)	(1.26)	10.89	(0.46)	0.59	0.41	1.51 [6]	146,789	34
Class I
08-31-2023	10.19	0.16 [6]	0.47	0.63	(0.13)	(1.57)	(1.70)	9.12	7.89	0.40	0.12	1.75 [6]	96	20
08-31-2022	13.54	0.24 [6]	(2.34)	(2.10)	(0.20)	(1.05)	(1.25)	10.19	(17.19)	0.37	0.12	2.10 [6]	119	49
08-31-2021	11.45	0.09 [6]	2.73	2.82	(0.16)	(0.57)	(0.73)	13.54	25.53	0.33	0.11	0.76 [6]	100	26
08-31-2020	10.96	0.09 [6]	1.64	1.73	(0.24)	(1.00)	(1.24)	11.45	16.50	0.34	0.13	0.92 [6]	16	34
08-31-2019	12.46	0.28 [6]	(0.48)	(0.20)	(0.22)	(1.08)	(1.30)	10.96	(0.18)	0.31	0.13	2.38 [6]	2	34
Class R2
08-31-2023	10.18	0.13 [6]	0.46	0.59	(0.08)	(1.57)	(1.65)	9.12	7.49	0.78	0.50	1.43 [6]	9,315	20
08-31-2022	13.53	0.14 [6]	(2.29)	(2.15)	(0.15)	(1.05)	(1.20)	10.18	(17.52)	0.76	0.51	1.15 [6]	8,291	49
08-31-2021	11.44	0.13 [6]	2.65	2.78	(0.12)	(0.57)	(0.69)	13.53	25.09	0.72	0.51	1.01 [6]	10,905	26
08-31-2020	10.93	0.16 [6]	1.53	1.69	(0.18)	(1.00)	(1.18)	11.44	16.13	0.73	0.51	1.56 [6]	3,075	34
08-31-2019	12.42	0.16 [6]	(0.40)	(0.24)	(0.17)	(1.08)	(1.25)	10.93	(0.57)	0.69	0.51	1.42 [6]	2,021	34
Class R4
08-31-2023	10.20	0.16 [6]	0.46	0.62	(0.11)	(1.57)	(1.68)	9.14	7.80	0.59	0.21	1.73 [6]	205	20
08-31-2022	13.54	0.16 [6]	(2.27)	(2.11)	(0.18)	(1.05)	(1.23)	10.20	(17.22)	0.56	0.21	1.42 [6]	171	49
08-31-2021	11.45	0.15 [6]	2.65	2.80	(0.14)	(0.57)	(0.71)	13.54	25.33	0.56	0.24	1.16 [6]	128	26
08-31-2020	10.94	0.19 [6]	1.53	1.72	(0.21)	(1.00)	(1.21)	11.45	16.42	0.58	0.26	1.79 [6]	91	34
08-31-2019	12.44	0.17 [6]	(0.39)	(0.22)	(0.20)	(1.08)	(1.28)	10.94	(0.37)	0.54	0.26	1.49 [6]	87	34
Class R5
08-31-2023	10.23	0.17 [6]	0.47	0.64	(0.13)	(1.57)	(1.70)	9.17	8.05	0.34	0.06	1.80 [6]	10,092	20
08-31-2022	13.59	0.17 [6]	(2.28)	(2.11)	(0.20)	(1.05)	(1.25)	10.23	(17.15)	0.31	0.06	1.50 [6]	7,777	49
08-31-2021	11.48	0.18 [6]	2.66	2.84	(0.16)	(0.57)	(0.73)	13.59	25.64	0.28	0.06	1.45 [6]	4,223	26
08-31-2020	10.96	0.20 [6]	1.55	1.75	(0.23)	(1.00)	(1.23)	11.48	16.71	0.28	0.06	1.89 [6]	260	34
08-31-2019	12.46	0.21 [6]	(0.41)	(0.20)	(0.22)	(1.08)	(1.30)	10.96	(0.13)	0.24	0.06	1.79 [6]	289	34
Class R6
08-31-2023	10.22	0.18 [6]	0.47	0.65	(0.14)	(1.57)	(1.71)	9.16	8.11	0.29	0.01	1.93 [6]	89,702	20
08-31-2022	13.58	0.20 [6]	(2.30)	(2.10)	(0.21)	(1.05)	(1.26)	10.22	(17.11)	0.26	0.01	1.71 [6]	74,714	49
08-31-2021	11.47	0.18 [6]	2.67	2.85	(0.17)	(0.57)	(0.74)	13.58	25.73	0.23	0.01	1.40 [6]	80,488	26
08-31-2020	10.96	0.20 [6]	1.54	1.74	(0.23)	(1.00)	(1.23)	11.47	16.68	0.23	—	1.87 [6]	46,792	34
08-31-2019	12.46	0.20 [6]	(0.39)	(0.19)	(0.23)	(1.08)	(1.31)	10.96	(0.05)	0.19	—	1.88 [6]	31,906	34
Class 1
08-31-2023	10.23	0.18 [6]	0.46	0.64	(0.13)	(1.57)	(1.70)	9.17	8.06	0.33	0.05	1.92 [6]	762,184	20
08-31-2022	13.59	0.19 [6]	(2.29)	(2.10)	(0.21)	(1.05)	(1.26)	10.23	(17.14)	0.30	0.05	1.62 [6]	750,728	49
08-31-2021	11.48	0.17 [6]	2.67	2.84	(0.16)	(0.57)	(0.73)	13.59	25.65	0.27	0.05	1.39 [6]	967,161	26
08-31-2020	10.97	0.21 [6]	1.53	1.74	(0.23)	(1.00)	(1.23)	11.48	16.61	0.27	0.05	2.01 [6]	853,701	34
08-31-2019	12.47	0.21 [6]	(0.41)	(0.20)	(0.22)	(1.08)	(1.30)	10.97	(0.10)	0.23	0.05	1.89 [6]	823,762	34

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, less than $0.005, $0.01, $0.01, and $0.02 per share and 0.02%, 0.04%, 0.08%, 0.09%, and 0.15%, for the periods ended 8-31-23, 8-31-22, 8-31-21, 8-31-20 and 8-31-19, respectively.
52	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2030 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	9.84	0.17 [6]	0.35	0.52	(0.12)	(1.32)	(1.44)	8.92	6.56	0.70	0.42	1.91 [6]	225,786	22
08-31-2022	12.84	0.18 [6]	(2.09)	(1.91)	(0.18)	(0.91)	(1.09)	9.84	(16.34)	0.67	0.42	1.60 [6]	223,543	46
08-31-2021	11.10	0.14 [6]	2.26	2.40	(0.14)	(0.52)	(0.66)	12.84	22.37	0.64	0.42	1.21 [6]	290,842	30
08-31-2020	10.64	0.17 [6]	1.36	1.53	(0.19)	(0.88)	(1.07)	11.10	15.07	0.65	0.43	1.68 [6]	226,690	33
08-31-2019	11.87	0.19 [6]	(0.26)	(0.07)	(0.21)	(0.95)	(1.16)	10.64	0.69	0.60	0.41	1.74 [6]	182,499	40
Class I
08-31-2023	9.82	0.21 [6]	0.33	0.54	(0.15)	(1.32)	(1.47)	8.89	6.84	0.40	0.11	2.37 [6]	1,422	22
08-31-2022	12.82	0.19 [6]	(2.07)	(1.88)	(0.21)	(0.91)	(1.12)	9.82	(16.11)	0.37	0.12	1.71 [6]	1,804	46
08-31-2021	11.07	0.19 [6]	2.25	2.44	(0.17)	(0.52)	(0.69)	12.82	22.84	0.34	0.12	1.59 [6]	1,754	30
08-31-2020	10.61	0.19 [6]	1.38	1.57	(0.23)	(0.88)	(1.11)	11.07	15.44	0.35	0.13	1.86 [6]	1,260	33
08-31-2019	11.85	0.21 [6]	(0.26)	(0.05)	(0.24)	(0.95)	(1.19)	10.61	0.96	0.31	0.13	2.01 [6]	891	40
Class R2
08-31-2023	9.75	0.16 [6]	0.34	0.50	(0.11)	(1.32)	(1.43)	8.82	6.40	0.79	0.50	1.80 [6]	9,418	22
08-31-2022	12.73	0.17 [6]	(2.07)	(1.90)	(0.17)	(0.91)	(1.08)	9.75	(16.40)	0.76	0.50	1.50 [6]	8,911	46
08-31-2021	11.01	0.14 [6]	2.23	2.37	(0.13)	(0.52)	(0.65)	12.73	22.29	0.73	0.51	1.13 [6]	12,297	30
08-31-2020	10.56	0.17 [6]	1.35	1.52	(0.19)	(0.88)	(1.07)	11.01	15.00	0.74	0.52	1.62 [6]	3,304	33
08-31-2019	11.79	0.19 [6]	(0.27)	(0.08)	(0.20)	(0.95)	(1.15)	10.56	0.58	0.68	0.50	1.82 [6]	2,744	40
Class R4
08-31-2023	9.78	0.18 [6]	0.35	0.53	(0.13)	(1.32)	(1.45)	8.86	6.82	0.65	0.26	2.06 [6]	916	22
08-31-2022	12.78	0.20 [6]	(2.09)	(1.89)	(0.20)	(0.91)	(1.11)	9.78	(16.27)	0.62	0.26	1.75 [6]	767	46
08-31-2021	11.04	0.16 [6]	2.26	2.42	(0.16)	(0.52)	(0.68)	12.78	22.67	0.58	0.26	1.36 [6]	845	30
08-31-2020	10.59	0.20 [6]	1.34	1.54	(0.21)	(0.88)	(1.09)	11.04	15.23	0.59	0.27	1.91 [6]	556	33
08-31-2019	11.82	0.22 [6]	(0.28)	(0.06)	(0.22)	(0.95)	(1.17)	10.59	0.86	0.54	0.26	2.07 [6]	451	40
Class R5
08-31-2023	9.81	0.19 [6]	0.35	0.54	(0.15)	(1.32)	(1.47)	8.88	6.94	0.35	0.06	2.18 [6]	10,747	22
08-31-2022	12.81	0.21 [6]	(2.08)	(1.87)	(0.22)	(0.91)	(1.13)	9.81	(16.07)	0.32	0.06	1.92 [6]	8,677	46
08-31-2021	11.06	0.20 [6]	2.25	2.45	(0.18)	(0.52)	(0.70)	12.81	22.92	0.28	0.06	1.66 [6]	6,770	30
08-31-2020	10.61	0.25 [6]	1.31	1.56	(0.23)	(0.88)	(1.11)	11.06	15.44	0.28	0.06	2.36 [6]	747	33
08-31-2019	11.85	0.22 [6]	(0.26)	(0.04)	(0.25)	(0.95)	(1.20)	10.61	1.03	0.25	0.06	2.08 [6]	947	40
Class R6
08-31-2023	9.81	0.20 [6]	0.35	0.55	(0.16)	(1.32)	(1.48)	8.88	6.99	0.30	0.01	2.29 [6]	98,309	22
08-31-2022	12.81	0.23 [6]	(2.09)	(1.86)	(0.23)	(0.91)	(1.14)	9.81	(16.03)	0.27	0.01	2.02 [6]	85,111	46
08-31-2021	11.06	0.19 [6]	2.26	2.45	(0.18)	(0.52)	(0.70)	12.81	22.98	0.23	0.01	1.59 [6]	89,308	30
08-31-2020	10.61	0.21 [6]	1.36	1.57	(0.24)	(0.88)	(1.12)	11.06	15.50	0.23	—	2.05 [6]	53,240	33
08-31-2019	11.85	0.22 [6]	(0.25)	(0.03)	(0.26)	(0.95)	(1.21)	10.61	1.10	0.20	—	2.08 [6]	38,634	40
Class 1
08-31-2023	9.82	0.20 [6]	0.34	0.54	(0.15)	(1.32)	(1.47)	8.89	7.05	0.34	0.05	2.29 [6]	824,933	22
08-31-2022	12.82	0.22 [6]	(2.09)	(1.87)	(0.22)	(0.91)	(1.13)	9.82	(16.13)	0.31	0.05	1.95 [6]	851,307	46
08-31-2021	11.07	0.19 [6]	2.26	2.45	(0.18)	(0.52)	(0.70)	12.82	22.91	0.27	0.05	1.60 [6]	1,081,454	30
08-31-2020	10.62	0.22 [6]	1.34	1.56	(0.23)	(0.88)	(1.11)	11.07	15.43	0.27	0.05	2.11 [6]	978,135	33
08-31-2019	11.85	0.23 [6]	(0.26)	(0.03)	(0.25)	(0.95)	(1.20)	10.62	1.12	0.23	0.05	2.12 [6]	967,661	40

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, less than $0.005, $0.01, $0.01, and $0.02 per share and 0.02%, 0.04%, 0.09%, 0.10%, and 0.16%, for the periods ended 8-31-23, 8-31-22, 8-31-21, 8-31-20, and 8-31-19, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	53

Financial highlights continued
Multimanager 2025 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	9.42	0.20 [6]	0.21	0.41	(0.15)	(1.13)	(1.28)	8.55	5.43	0.72	0.42	2.32 [6]	195,706	20
08-31-2022	12.17	0.21 [6]	(1.83)	(1.62)	(0.20)	(0.93)	(1.13)	9.42	(14.73)	0.69	0.42	1.97 [6]	207,424	45
08-31-2021	10.79	0.17 [6]	1.88	2.05	(0.16)	(0.51)	(0.67)	12.17	19.63	0.66	0.42	1.49 [6]	270,307	30
08-31-2020	10.44	0.18 [6]	1.14	1.32	(0.21)	(0.76)	(0.97)	10.79	13.24	0.66	0.43	1.75 [6]	213,868	35
08-31-2019	11.46	0.21 [6]	(0.14)	0.07	(0.23)	(0.86)	(1.09)	10.44	1.80	0.60	0.41	2.01 [6]	180,550	39
Class I
08-31-2023	9.39	0.23 [6]	0.20	0.43	(0.18)	(1.13)	(1.31)	8.51	5.70	0.42	0.12	2.70 [6]	1,623	20
08-31-2022	12.13	0.24 [6]	(1.81)	(1.57)	(0.24)	(0.93)	(1.17)	9.39	(14.43)	0.39	0.12	2.26 [6]	1,856	45
08-31-2021	10.76	0.22 [6]	1.85	2.07	(0.19)	(0.51)	(0.70)	12.13	19.90	0.36	0.12	1.90 [6]	2,701	30
08-31-2020	10.41	0.20 [6]	1.16	1.36	(0.25)	(0.76)	(1.01)	10.76	13.61	0.36	0.13	1.96 [6]	2,094	35
08-31-2019	11.43	0.15 [6]	(0.05)	0.10	(0.26)	(0.86)	(1.12)	10.41	2.17	0.31	0.12	1.55 [6]	1,502	39
Class R2
08-31-2023	9.34	0.19 [6]	0.21	0.40	(0.14)	(1.13)	(1.27)	8.47	5.37	0.81	0.51	2.22 [6]	7,929	20
08-31-2022	12.07	0.20 [6]	(1.81)	(1.61)	(0.19)	(0.93)	(1.12)	9.34	(14.77)	0.79	0.51	1.87 [6]	8,960	45
08-31-2021	10.71	0.17 [6]	1.85	2.02	(0.15)	(0.51)	(0.66)	12.07	19.51	0.72	0.48	1.46 [6]	13,021	30
08-31-2020	10.37	0.16 [6]	1.15	1.31	(0.21)	(0.76)	(0.97)	10.71	13.16	0.75	0.52	1.62 [6]	4,775	35
08-31-2019	11.39	0.18 [6]	(0.12)	0.06	(0.22)	(0.86)	(1.08)	10.37	1.71	0.69	0.50	1.80 [6]	4,273	39
Class R4
08-31-2023	9.39	0.21 [6]	0.22	0.43	(0.17)	(1.13)	(1.30)	8.52	5.65	0.67	0.26	2.50 [6]	697	20
08-31-2022	12.13	0.22 [6]	(1.81)	(1.59)	(0.22)	(0.93)	(1.15)	9.39	(14.56)	0.63	0.26	2.08 [6]	670	45
08-31-2021	10.76	0.19 [6]	1.86	2.05	(0.17)	(0.51)	(0.68)	12.13	19.76	0.59	0.25	1.65 [6]	698	30
08-31-2020	10.41	0.20 [6]	1.14	1.34	(0.23)	(0.76)	(0.99)	10.76	13.45	0.60	0.26	1.95 [6]	488	35
08-31-2019	11.44	0.23 [6]	(0.15)	0.08	(0.25)	(0.86)	(1.11)	10.41	1.91	0.55	0.26	2.22 [6]	736	39
Class R5
08-31-2023	9.38	0.22 [6]	0.22	0.44	(0.19)	(1.13)	(1.32)	8.50	5.78	0.37	0.06	2.53 [6]	9,373	20
08-31-2022	12.12	0.24 [6]	(1.81)	(1.57)	(0.24)	(0.93)	(1.17)	9.38	(14.40)	0.33	0.06	2.28 [6]	7,409	45
08-31-2021	10.75	0.23 [6]	1.84	2.07	(0.19)	(0.51)	(0.70)	12.12	19.98	0.30	0.06	1.98 [6]	4,855	30
08-31-2020	10.40	0.23 [6]	1.13	1.36	(0.25)	(0.76)	(1.01)	10.75	13.71	0.30	0.06	2.25 [6]	1,251	35
08-31-2019	11.43	0.25 [6]	(0.15)	0.10	(0.27)	(0.86)	(1.13)	10.40	2.14	0.25	0.07	2.37 [6]	1,342	39
Class R6
08-31-2023	9.37	0.23 [6]	0.22	0.45	(0.19)	(1.13)	(1.32)	8.50	5.84	0.32	0.01	2.71 [6]	69,535	20
08-31-2022	12.11	0.26 [6]	(1.82)	(1.56)	(0.25)	(0.93)	(1.18)	9.37	(14.36)	0.28	0.01	2.41 [6]	63,101	45
08-31-2021	10.74	0.21 [6]	1.87	2.08	(0.20)	(0.51)	(0.71)	12.11	20.06	0.25	0.01	1.89 [6]	70,692	30
08-31-2020	10.40	0.21 [6]	1.15	1.36	(0.26)	(0.76)	(1.02)	10.74	13.67	0.25	—	2.12 [6]	48,742	35
08-31-2019	11.42	0.25 [6]	(0.13)	0.12	(0.28)	(0.86)	(1.14)	10.40	2.31	0.20	—	2.44 [6]	38,659	39
Class 1
08-31-2023	9.38	0.23 [6]	0.22	0.45	(0.19)	(1.13)	(1.32)	8.51	5.91	0.36	0.05	2.71 [6]	636,988	20
08-31-2022	12.12	0.25 [6]	(1.82)	(1.57)	(0.24)	(0.93)	(1.17)	9.38	(14.40)	0.32	0.05	2.34 [6]	731,490	45
08-31-2021	10.75	0.21 [6]	1.86	2.07	(0.19)	(0.51)	(0.70)	12.12	19.99	0.29	0.05	1.87 [6]	989,063	30
08-31-2020	10.40	0.22 [6]	1.14	1.36	(0.25)	(0.76)	(1.01)	10.75	13.71	0.28	0.05	2.19 [6]	935,821	35
08-31-2019	11.43	0.25 [6]	(0.15)	0.10	(0.27)	(0.86)	(1.13)	10.40	2.15	0.24	0.05	2.42 [6]	983,455	39

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, less than $0.005, $0.01, $0.01, and $0.02 per share and 0.02%, 0.04%, 0.08%, 0.09%, and 0.15%, for the periods ended 8-31-23, 8-31-22, 8-31-21, 8-31-20, and 8-31-19, respectively.
54	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2020 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	8.51	0.21 [6]	0.13	0.34	(0.22)	(0.83)	(1.05)	7.80	4.76	0.75	0.42	2.67 [6]	161,772	19
08-31-2022	10.90	0.22 [6]	(1.49)	(1.27)	(0.22)	(0.90)	(1.12)	8.51	(13.07)	0.72	0.42	2.32 [6]	176,088	38
08-31-2021	10.06	0.19 [6]	1.39	1.58	(0.18)	(0.56)	(0.74)	10.90	16.29	0.69	0.42	1.79 [6]	234,516	29
08-31-2020	9.89	0.18 [6]	0.89	1.07	(0.23)	(0.67)	(0.90)	10.06	11.32	0.69	0.43	1.93 [6]	193,591	37
08-31-2019	10.66	0.22 [6]	(0.03)	0.19	(0.24)	(0.72)	(0.96)	9.89	2.89	0.62	0.41	2.27 [6]	171,370	40
Class I
08-31-2023	8.53	0.22 [6]	0.13	0.35	(0.24)	(0.83)	(1.07)	7.81	4.97	0.46	0.12	2.77 [6]	921	19
08-31-2022	10.92	0.29 [6]	(1.53)	(1.24)	(0.25)	(0.90)	(1.15)	8.53	(12.78)	0.42	0.12	2.98 [6]	344	38
08-31-2021	10.08	0.21 [6]	1.39	1.60	(0.20)	(0.56)	(0.76)	10.92	16.57	0.39	0.12	2.04 [6]	446	29
08-31-2020	9.90	0.20 [6]	0.91	1.11	(0.26)	(0.67)	(0.93)	10.08	11.75	0.39	0.12	2.12 [6]	477	37
08-31-2019	10.67	0.26 [6]	(0.04)	0.22	(0.27)	(0.72)	(0.99)	9.90	3.23	0.33	0.13	2.63 [6]	230	40
Class R2
08-31-2023	8.46	0.20 [6]	0.12	0.32	(0.21)	(0.83)	(1.04)	7.74	4.54	0.85	0.51	2.60 [6]	4,220	19
08-31-2022	10.84	0.21 [6]	(1.48)	(1.27)	(0.21)	(0.90)	(1.11)	8.46	(13.13)	0.81	0.50	2.22 [6]	5,397	38
08-31-2021	10.01	0.19 [6]	1.37	1.56	(0.17)	(0.56)	(0.73)	10.84	16.20	0.73	0.45	1.86 [6]	6,093	29
08-31-2020	9.84	0.18 [6]	0.89	1.07	(0.23)	(0.67)	(0.90)	10.01	11.30	0.77	0.51	1.88 [6]	1,014	37
08-31-2019	10.61	0.22 [6]	(0.04)	0.18	(0.23)	(0.72)	(0.95)	9.84	2.77	0.71	0.51	2.23 [6]	1,098	40
Class R4
08-31-2023	8.46	0.22 [6]	0.13	0.35	(0.23)	(0.83)	(1.06)	7.75	4.97	0.70	0.26	2.81 [6]	342	19
08-31-2022	10.85	0.28 [6]	(1.53)	(1.25)	(0.24)	(0.90)	(1.14)	8.46	(12.99)	0.66	0.26	2.80 [6]	263	38
08-31-2021	10.01	0.21 [6]	1.38	1.59	(0.19)	(0.56)	(0.75)	10.85	16.55	0.63	0.25	2.04 [6]	599	29
08-31-2020	9.85	0.21 [6]	0.87	1.08	(0.25)	(0.67)	(0.92)	10.01	11.45	0.63	0.27	2.23 [6]	144	37
08-31-2019	10.62	0.23 [6]	(0.02)	0.21	(0.26)	(0.72)	(0.98)	9.85	3.07	0.56	0.26	2.39 [6]	239	40
Class R5
08-31-2023	8.51	0.24 [6]	0.12	0.36	(0.25)	(0.83)	(1.08)	7.79	5.06	0.39	0.05	3.02 [6]	7,670	19
08-31-2022	10.90	0.26 [6]	(1.49)	(1.23)	(0.26)	(0.90)	(1.16)	8.51	(12.75)	0.36	0.06	2.71 [6]	7,380	38
08-31-2021	10.06	0.23 [6]	1.38	1.61	(0.21)	(0.56)	(0.77)	10.90	16.68	0.33	0.06	2.23 [6]	8,917	29
08-31-2020	9.89	0.23 [6]	0.88	1.11	(0.27)	(0.67)	(0.94)	10.06	11.74	0.33	0.06	2.37 [6]	3,949	37
08-31-2019	10.66	0.27 [6]	(0.04)	0.23	(0.28)	(0.72)	(1.00)	9.89	3.29	0.27	0.06	2.71 [6]	3,778	40
Class R6
08-31-2023	8.49	0.24 [6]	0.12	0.36	(0.25)	(0.83)	(1.08)	7.77	5.13	0.35	0.01	3.09 [6]	31,413	19
08-31-2022	10.88	0.26 [6]	(1.49)	(1.23)	(0.26)	(0.90)	(1.16)	8.49	(12.73)	0.31	0.01	2.73 [6]	29,900	38
08-31-2021	10.04	0.23 [6]	1.38	1.61	(0.21)	(0.56)	(0.77)	10.88	16.77	0.29	0.01	2.24 [6]	33,944	29
08-31-2020	9.87	0.23 [6]	0.89	1.12	(0.28)	(0.67)	(0.95)	10.04	11.82	0.28	—	2.39 [6]	28,864	37
08-31-2019	10.65	0.26 [6]	(0.03)	0.23	(0.29)	(0.72)	(1.01)	9.87	3.28	0.21	—	2.67 [6]	28,384	40
Class 1
08-31-2023	8.50	0.24 [6]	0.13	0.37	(0.25)	(0.83)	(1.08)	7.79	5.20	0.39	0.05	3.06 [6]	283,344	19
08-31-2022	10.90	0.26 [6]	(1.50)	(1.24)	(0.26)	(0.90)	(1.16)	8.50	(12.84)	0.35	0.05	2.69 [6]	330,749	38
08-31-2021	10.06	0.23 [6]	1.38	1.61	(0.21)	(0.56)	(0.77)	10.90	16.69	0.33	0.05	2.19 [6]	471,564	29
08-31-2020	9.89	0.23 [6]	0.88	1.11	(0.27)	(0.67)	(0.94)	10.06	11.75	0.31	0.05	2.37 [6]	508,214	37
08-31-2019	10.66	0.27 [6]	(0.04)	0.23	(0.28)	(0.72)	(1.00)	9.89	3.32	0.25	0.05	2.69 [6]	590,329	40

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, less than $0.005, $0.01, $0.01, and $0.02 per share and 0.02%, 0.04%, 0.07%, 0.09%, and 0.15%, for the periods ended 8-31-23, 8-31-22, 8-31-21, 8-31-20, and 8-31-19, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	55

Financial highlights continued
Multimanager 2015 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	7.84	0.21 [6]	0.09	0.30	(0.22)	(0.68)	(0.90)	7.24	4.55	0.83	0.42	2.93 [6]	77,802	17
08-31-2022	9.73	0.22 [6]	(1.27)	(1.05)	(0.22)	(0.62)	(0.84)	7.84	(11.87)	0.78	0.42	2.56 [6]	85,355	36
08-31-2021	9.15	0.19 [6]	1.08	1.27	(0.18)	(0.51)	(0.69)	9.73	14.43	0.75	0.42	2.00 [6]	109,061	27
08-31-2020	9.12	0.18 [6]	0.66	0.84	(0.23)	(0.58)	(0.81)	9.15	9.64	0.76	0.43	2.06 [6]	97,644	41
08-31-2019	9.75	0.23 [6]	0.04	0.27	(0.26)	(0.64)	(0.90)	9.12	3.85	0.66	0.41	2.53 [6]	91,688	41
Class I
08-31-2023	7.84	0.23 [6]	0.10	0.33	(0.25)	(0.68)	(0.93)	7.24	4.92	0.53	0.11	3.13 [6]	703	17
08-31-2022	9.74	0.24 [6]	(1.29)	(1.05)	(0.24)	(0.61)	(0.85)	7.84	(11.69)	0.48	0.12	2.81 [6]	1,399	36
08-31-2021	9.16	0.22 [6]	1.07	1.29	(0.20)	(0.51)	(0.71)	9.74	14.73	0.45	0.12	2.31 [6]	863	27
08-31-2020	9.13	0.21 [6]	0.66	0.87	(0.26)	(0.58)	(0.84)	9.16	9.97	0.46	0.13	2.38 [6]	823	41
08-31-2019	9.76	0.25 [6]	0.05	0.30	(0.29)	(0.64)	(0.93)	9.13	4.21	0.37	0.13	2.82 [6]	670	41
Class R2
08-31-2023	7.78	0.21 [6]	0.08	0.29	(0.21)	(0.68)	(0.89)	7.18	4.47	0.92	0.51	2.88 [6]	493	17
08-31-2022	9.67	0.20 [6]	(1.26)	(1.06)	(0.21)	(0.62)	(0.83)	7.78	(12.03)	0.87	0.51	2.19 [6]	621	36
08-31-2021	9.09	0.19 [6]	1.07	1.26	(0.17)	(0.51)	(0.68)	9.67	14.45	0.80	0.46	2.00 [6]	2,331	27
08-31-2020	9.07	0.12 [6]	0.71	0.83	(0.23)	(0.58)	(0.81)	9.09	9.52	0.84	0.51	1.39 [6]	164	41
08-31-2019	9.69	0.23 [6]	0.04	0.27	(0.25)	(0.64)	(0.89)	9.07	3.87	0.73	0.49	2.53 [6]	33	41
Class R4
08-31-2023	7.85	0.24 [6]	0.08	0.32	(0.24)	(0.68)	(0.92)	7.25	4.79	0.67	0.16	3.23 [6]	18	17
08-31-2022	9.75	0.25 [6]	(1.28)	(1.03)	(0.25)	(0.62)	(0.87)	7.85	(11.65)	0.63	0.16	2.85 [6]	8	36
08-31-2021	9.12	0.21 [6]	1.12	1.33	(0.19)	(0.51)	(0.70)	9.75	15.27	0.67	0.23	2.21 [6]	10	27
08-31-2020	9.09	0.19 [6]	0.67	0.86	(0.25)	(0.58)	(0.83)	9.12	9.85	0.70	0.27	2.22 [6]	12	41
08-31-2019	9.72	0.25 [6]	0.04	0.29	(0.28)	(0.64)	(0.92)	9.09	4.06	0.61	0.26	2.74 [6]	11	41
Class R5
08-31-2023	7.83	0.24 [6]	0.09	0.33	(0.25)	(0.68)	(0.93)	7.23	4.98	0.47	0.06	3.27 [6]	487	17
08-31-2022	9.73	0.24 [6]	(1.27)	(1.03)	(0.25)	(0.62)	(0.87)	7.83	(11.66)	0.42	0.06	2.82 [6]	516	36
08-31-2021	9.15	0.22 [6]	1.08	1.30	(0.21)	(0.51)	(0.72)	9.73	14.80	0.40	0.06	2.29 [6]	262	27
08-31-2020	9.12	0.22 [6]	0.66	0.88	(0.27)	(0.58)	(0.85)	9.15	10.06	0.39	0.06	2.52 [6]	322	41
08-31-2019	9.75	0.28 [6]	0.03	0.31	(0.30)	(0.64)	(0.94)	9.12	4.27	0.31	0.07	2.97 [6]	323	41
Class R6
08-31-2023	7.85	0.24 [6]	0.08	0.32	(0.25)	(0.68)	(0.93)	7.24	4.89	0.42	0.01	3.35 [6]	10,008	17
08-31-2022	9.74	0.26 [6]	(1.28)	(1.02)	(0.25)	(0.62)	(0.87)	7.85	(11.49)	0.37	0.01	2.98 [6]	9,685	36
08-31-2021	9.16	0.23 [6]	1.07	1.30	(0.21)	(0.51)	(0.72)	9.74	14.86	0.35	0.01	2.43 [6]	12,107	27
08-31-2020	9.12	0.22 [6]	0.67	0.89	(0.27)	(0.58)	(0.85)	9.16	10.24	0.34	—	2.52 [6]	11,162	41
08-31-2019	9.76	0.26 [6]	0.04	0.30	(0.30)	(0.64)	(0.94)	9.12	4.23	0.26	—	2.93 [6]	11,764	41
Class 1
08-31-2023	7.84	0.24 [6]	0.09	0.33	(0.25)	(0.68)	(0.93)	7.24	4.98	0.47	0.05	3.30 [6]	85,981	17
08-31-2022	9.73	0.26 [6]	(1.29)	(1.03)	(0.25)	(0.61)	(0.86)	7.84	(11.53)	0.42	0.05	2.94 [6]	99,848	36
08-31-2021	9.16	0.22 [6]	1.07	1.29	(0.21)	(0.51)	(0.72)	9.73	14.69	0.39	0.05	2.39 [6]	138,822	27
08-31-2020	9.12	0.22 [6]	0.67	0.89	(0.27)	(0.58)	(0.85)	9.16	10.19	0.38	0.05	2.48 [6]	156,575	41
08-31-2019	9.75	0.27 [6]	0.04	0.31	(0.30)	(0.64)	(0.94)	9.12	4.28	0.30	0.05	2.98 [6]	192,409	41

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, less than $0.005, $0.01, $0.01, and $0.02 per share and 0.02%, 0.04%, 0.07%, 0.09%, and 0.16%, for the periods ended 8-31-23, 8-31-22, 8-31-21, 8-31-20, and 8-31-19, respectively.
56	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2010 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2023	7.78	0.23 [6]	0.07	0.30	(0.24)	(0.48)	(0.72)	7.36	4.37	0.88	0.42	3.18 [6]	39,826	25
08-31-2022	9.41	0.24 [6]	(1.16)	(0.92)	(0.22)	(0.49)	(0.71)	7.78	(10.62)	0.83	0.42	2.79 [6]	42,560	39
08-31-2021	8.93	0.20 [6]	0.89	1.09	(0.19)	(0.42)	(0.61)	9.41	12.62	0.80	0.42	2.16 [6]	52,276	34
08-31-2020	8.86	0.19 [6]	0.54	0.73	(0.23)	(0.43)	(0.66)	8.93	8.50	0.81	0.43	2.18 [6]	45,532	46
08-31-2019	9.25	0.23 [6]	0.11	0.34	(0.26)	(0.47)	(0.73)	8.86	4.50	0.70	0.41	2.68 [6]	45,444	48
Class I
08-31-2023	7.79	0.26 [6]	0.04	0.30	(0.26)	(0.48)	(0.74)	7.35	4.45	0.57	0.11	3.49 [6]	279	25
08-31-2022	9.41	0.26 [6]	(1.14)	(0.88)	(0.25)	(0.49)	(0.74)	7.79	(10.24)	0.53	0.12	3.06 [6]	515	39
08-31-2021	8.93	0.22 [6]	0.89	1.11	(0.21)	(0.42)	(0.63)	9.41	12.93	0.50	0.12	2.46 [6]	452	34
08-31-2020	8.87	0.20 [6]	0.54	0.74	(0.25)	(0.43)	(0.68)	8.93	8.70	0.51	0.13	2.34 [6]	503	46
08-31-2019	9.25	0.27 [6]	0.11	0.38	(0.29)	(0.47)	(0.76)	8.87	4.98	0.42	0.13	3.03 [6]	133	48
Class R2
08-31-2023	7.77	0.23 [6]	0.05	0.28	(0.23)	(0.48)	(0.71)	7.34	4.13	0.96	0.50	3.15 [6]	132	25
08-31-2022	9.39	0.23 [6]	(1.15)	(0.92)	(0.21)	(0.49)	(0.70)	7.77	(10.59)	0.91	0.50	2.71 [6]	553	39
08-31-2021	8.91	0.19 [6]	0.89	1.08	(0.18)	(0.42)	(0.60)	9.39	12.60	0.84	0.45	2.13 [6]	568	34
08-31-2020	8.85	0.18 [6]	0.53	0.71	(0.22)	(0.43)	(0.65)	8.91	8.31	0.90	0.51	2.10 [6]	359	46
08-31-2019	9.23	0.22 [6]	0.12	0.34	(0.25)	(0.47)	(0.72)	8.85	4.51	0.80	0.51	2.57 [6]	491	48
Class R4
08-31-2023	7.78	0.24 [6]	0.06	0.30	(0.25)	(0.48)	(0.73)	7.35	4.42	0.82	0.26	3.32 [6]	60	25
08-31-2022	9.41	0.25 [6]	(1.16)	(0.91)	(0.23)	(0.49)	(0.72)	7.78	(10.48)	0.77	0.26	2.94 [6]	54	39
08-31-2021	8.92	0.21 [6]	0.90	1.11	(0.20)	(0.42)	(0.62)	9.41	12.92	0.74	0.26	2.32 [6]	66	34
08-31-2020	8.86	0.20 [6]	0.53	0.73	(0.24)	(0.43)	(0.67)	8.92	8.57	0.75	0.26	2.33 [6]	52	46
08-31-2019	9.24	0.24 [6]	0.12	0.36	(0.27)	(0.47)	(0.74)	8.86	4.79	0.65	0.26	2.78 [6]	89	48
Class R5
08-31-2023	7.78	0.26 [6]	0.06	0.32	(0.27)	(0.48)	(0.75)	7.35	4.64	0.52	0.06	3.54 [6]	1,458	25
08-31-2022	9.42	0.25 [6]	(1.15)	(0.90)	(0.25)	(0.49)	(0.74)	7.78	(10.30)	0.47	0.06	3.07 [6]	1,693	39
08-31-2021	8.93	0.24 [6]	0.89	1.13	(0.22)	(0.42)	(0.64)	9.42	12.99	0.44	0.05	2.58 [6]	701	34
08-31-2020	8.87	0.24 [6]	0.51	0.75	(0.26)	(0.43)	(0.69)	8.93	8.78	0.45	0.06	2.76 [6]	25	46
08-31-2019	9.25	0.28 [6]	0.10	0.38	(0.29)	(0.47)	(0.76)	8.87	5.03	0.35	0.06	3.21 [6]	34	48
Class R6
08-31-2023	7.80	0.26 [6]	0.06	0.32	(0.27)	(0.48)	(0.75)	7.37	4.69	0.47	0.01	3.57 [6]	10,420	25
08-31-2022	9.43	0.28 [6]	(1.16)	(0.88)	(0.26)	(0.49)	(0.75)	7.80	(10.22)	0.42	0.01	3.21 [6]	10,168	39
08-31-2021	8.94	0.23 [6]	0.90	1.13	(0.22)	(0.42)	(0.64)	9.43	13.17	0.40	0.01	2.57 [6]	10,913	34
08-31-2020	8.88	0.22 [6]	0.53	0.75	(0.26)	(0.43)	(0.69)	8.94	8.83	0.40	—	2.59 [6]	8,496	46
08-31-2019	9.26	0.26 [6]	0.13	0.39	(0.30)	(0.47)	(0.77)	8.88	5.09	0.30	—	2.97 [6]	8,356	48
Class 1
08-31-2023	7.79	0.26 [6]	0.06	0.32	(0.27)	(0.48)	(0.75)	7.36	4.64	0.51	0.05	3.55 [6]	78,429	25
08-31-2022	9.42	0.27 [6]	(1.16)	(0.89)	(0.25)	(0.49)	(0.74)	7.79	(10.27)	0.46	0.05	3.17 [6]	87,991	39
08-31-2021	8.94	0.23 [6]	0.89	1.12	(0.22)	(0.42)	(0.64)	9.42	13.00	0.44	0.05	2.55 [6]	113,965	34
08-31-2020	8.87	0.22 [6]	0.54	0.76	(0.26)	(0.43)	(0.69)	8.94	8.90	0.44	0.05	2.56 [6]	118,858	46
08-31-2019	9.26	0.27 [6]	0.10	0.37	(0.29)	(0.47)	(0.76)	8.87	4.92	0.34	0.05	3.07 [6]	134,078	48

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, less than $0.005, $0.01, $0.01, and $0.02 per share and 0.03%, 0.05%, 0.08%, 0.09%, and 0.17%, for the periods ended 8-31-23, 8-31-22, 8-31-21, 8-31-20, and 8-31-19, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	57

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, twelve of which are presented in this report (collectively, Multimanager Lifetime Portfolios, or the portfolios and individually, the portfolio).  The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation.Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objective of each portfolio is to seek high total return through the portfolio’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments in affiliated underlying funds and other open-end mutual funds, including John Hancock Collateral Trust, are valued at their respective NAVs each business day. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios’ investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2065 Lifetime Portfolio
Investments in securities:
Assets
58	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2065 Lifetime Portfolio (continued)
Affiliated investment companies	$52,287,833	$52,287,833	—	—
Unaffiliated investment companies	3,813,070	3,813,070	—	—
Common stocks	140	—	—	$140
U.S. Government and Agency obligations	1,174,950	—	$1,174,950	—
Short-term investments	112,190	112,190	—	—
Total investments in securities	$57,388,183	$56,213,093	$1,174,950	$140

Multimanager 2060 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$219,590,039	$219,590,039	—	—
Unaffiliated investment companies	16,031,949	16,031,949	—	—
Common stocks	3,095	—	—	$3,095
U.S. Government and Agency obligations	5,187,142	—	$5,187,142	—
Short-term investments	534,537	534,537	—	—
Total investments in securities	$241,346,762	$236,156,525	$5,187,142	$3,095

Multimanager 2055 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$328,516,959	$328,516,959	—	—
Unaffiliated investment companies	23,935,815	23,935,815	—	—
Common stocks	7,447	6	—	$7,441
U.S. Government and Agency obligations	7,828,071	—	$7,828,071	—
Short-term investments	727,201	727,201	—	—
Total investments in securities	$361,015,493	$353,179,981	$7,828,071	$7,441

Multimanager 2050 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$505,516,684	$505,516,684	—	—
Unaffiliated investment companies	36,652,413	36,652,413	—	—
Common stocks	14,405	14	—	$14,391
U.S. Government and Agency obligations	12,197,871	—	$12,197,871	—
Short-term investments	973,642	973,642	—	—
Total investments in securities	$555,355,015	$543,142,753	$12,197,871	$14,391

Multimanager 2045 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$781,558,509	$781,558,509	—	—
Unaffiliated investment companies	54,152,675	54,152,675	—	—
Common stocks	25,974	29	—	$25,945
U.S. Government and Agency obligations	24,025,929	—	$24,025,929	—
Short-term investments	2,275,967	2,275,967	—	—
Total investments in securities	$862,039,054	$837,987,180	$24,025,929	$25,945

Multimanager 2040 Lifetime Portfolio
Investments in securities:
Assets
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	59

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2040 Lifetime Portfolio (continued)
Affiliated investment companies	$822,751,649	$822,751,649	—	—
Unaffiliated investment companies	50,170,302	50,170,302	—	—
Common stocks	28,136	31	—	$28,105
U.S. Government and Agency obligations	36,413,150	—	$36,413,150	—
Short-term investments	2,107,588	2,107,588	—	—
Total investments in securities	$911,470,825	$875,029,570	$36,413,150	$28,105

Multimanager 2035 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$958,799,876	$958,799,876	—	—
Unaffiliated investment companies	48,737,954	48,737,954	—	—
Common stocks	29,834	38	—	$29,796
U.S. Government and Agency obligations	53,213,878	—	$53,213,878	—
Short-term investments	2,000,446	2,000,446	—	—
Total investments in securities	$1,062,781,988	$1,009,538,314	$53,213,878	$29,796

Multimanager 2030 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,047,787,043	$1,047,787,043	—	—
Unaffiliated investment companies	49,288,310	49,288,310	—	—
Common stocks	32,905	44	—	$32,861
U.S. Government and Agency obligations	71,703,373	—	$71,703,373	—
Short-term investments	2,584,433	2,584,433	—	—
Total investments in securities	$1,171,396,064	$1,099,659,830	$71,703,373	$32,861

Multimanager 2025 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$825,878,763	$825,878,763	—	—
Unaffiliated investment companies	29,476,532	29,476,532	—	—
Common stocks	23,897	45	—	$23,852
U.S. Government and Agency obligations	63,800,271	—	$63,800,271	—
Short-term investments	2,543,441	2,543,441	—	—
Total investments in securities	$921,722,904	$857,898,781	$63,800,271	$23,852

Multimanager 2020 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$439,910,988	$439,910,988	—	—
Unaffiliated investment companies	11,867,666	11,867,666	—	—
Common stocks	11,032	33	—	$10,999
U.S. Government and Agency obligations	36,389,245	—	$36,389,245	—
Short-term investments	1,430,971	1,430,971	—	—
Total investments in securities	$489,609,902	$453,209,658	$36,389,245	$10,999

Multimanager 2015 Lifetime Portfolio
Investments in securities:
Assets
60	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2015 Lifetime Portfolio (continued)
Affiliated investment companies	$157,155,418	$157,155,418	—	—
Unaffiliated investment companies	4,067,113	4,067,113	—	—
Common stocks	3,303	13	—	$3,290
U.S. Government and Agency obligations	13,879,545	—	$13,879,545	—
Short-term investments	353,423	353,423	—	—
Total investments in securities	$175,458,802	$161,575,967	$13,879,545	$3,290

Multimanager 2010 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$117,137,985	$117,137,985	—	—
Unaffiliated investment companies	2,268,957	2,268,957	—	—
Common stocks	1,647	8	—	$1,639
U.S. Government and Agency obligations	10,796,801	—	$10,796,801	—
Short-term investments	367,286	367,286	—	—
Total investments in securities	$130,572,676	$119,774,236	$10,796,801	$1,639
Level 3 includes securities valued at $0. Refer to Portfolios’ investments.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2023, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2023 were as follows:
Portfolio	Commitment fee
Multimanager 2065 Lifetime Portfolio	$3,206
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	61

Portfolio	Commitment fee
Multimanager 2060 Lifetime Portfolio	$3,751
Multimanager 2055 Lifetime Portfolio	4,127
Multimanager 2050 Lifetime Portfolio	4,727
Multimanager 2045 Lifetime Portfolio	5,703
Multimanager 2040 Lifetime Portfolio	5,877
Multimanager 2035 Lifetime Portfolio	6,368
Multimanager 2030 Lifetime Portfolio	6,778
Multimanager 2025 Lifetime Portfolio	6,090
Multimanager 2020 Lifetime Portfolio	4,681
Multimanager 2015 Lifetime Portfolio	3,639
Multimanager 2010 Lifetime Portfolio	3,491
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and each portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of August 31, 2023:
	No Expiration Date
Portfolio	Short Term	Long Term
Multimanager 2030 Lifetime Portfolio	$3,340,710	$5,903,831
Multimanager 2025 Lifetime Portfolio	5,516,489	5,403,142
Multimanager 2020 Lifetime Portfolio	1,701,532	3,948,307
Multimanager 2015 Lifetime Portfolio	588,299	469,367
Multimanager 2010 Lifetime Portfolio	339,695	383,691
As of August 31, 2023, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2023, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multimanager 2065 Lifetime Portfolio	$60,150,081	$1,533,330	$(4,295,228)	$(2,761,898)
Multimanager 2060 Lifetime Portfolio	254,853,947	7,266,598	(20,773,783)	(13,507,185)
Multimanager 2055 Lifetime Portfolio	378,461,717	13,212,374	(30,658,598)	(17,446,224)
Multimanager 2050 Lifetime Portfolio	578,467,284	240,336	(23,352,605)	(23,112,269)
Multimanager 2045 Lifetime Portfolio	849,528,653	41,058,200	(28,547,799)	12,510,401
Multimanager 2040 Lifetime Portfolio	905,027,840	42,334,081	(35,891,096)	6,442,985
Multimanager 2035 Lifetime Portfolio	1,065,621,524	49,872,166	(52,711,702)	(2,839,536)
Multimanager 2030 Lifetime Portfolio	1,184,398,164	53,402,276	(66,404,376)	(13,002,100)
Multimanager 2025 Lifetime Portfolio	948,225,719	34,612,315	(61,115,130)	(26,502,815)
Multimanager 2020 Lifetime Portfolio	512,110,201	26,136,602	(48,636,901)	(22,500,299)
Multimanager 2015 Lifetime Portfolio	183,572,786	8,844,366	(16,958,350)	(8,113,984)
Multimanager 2010 Lifetime Portfolio	138,704,991	5,158,379	(13,290,694)	(8,132,315)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2023 was as follows:
62	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager 2065 Lifetime Portfolio	$456,639	$1,143,704	$1,600,343
Multimanager 2060 Lifetime Portfolio	2,447,111	22,159,811	24,606,922
Multimanager 2055 Lifetime Portfolio	3,747,487	37,367,003	41,114,490
Multimanager 2050 Lifetime Portfolio	5,788,670	71,823,120	77,611,790
Multimanager 2045 Lifetime Portfolio	9,905,078	145,127,077	155,032,155
Multimanager 2040 Lifetime Portfolio	10,947,999	146,790,668	157,738,667
Multimanager 2035 Lifetime Portfolio	13,844,043	156,081,698	169,925,741
Multimanager 2030 Lifetime Portfolio	18,996,649	156,015,946	175,012,595
Multimanager 2025 Lifetime Portfolio	19,278,099	117,210,529	136,488,628
Multimanager 2020 Lifetime Portfolio	15,145,837	51,567,174	66,713,011
Multimanager 2015 Lifetime Portfolio	5,804,404	16,018,813	21,823,217
Multimanager 2010 Lifetime Portfolio	4,628,489	8,555,060	13,183,549
The tax character of distributions for the year ended August 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager 2065 Lifetime Portfolio	$572,863	$91,199	$664,062
Multimanager 2060 Lifetime Portfolio	6,342,588	11,869,857	18,212,445
Multimanager 2055 Lifetime Portfolio	10,799,933	21,983,760	32,783,693
Multimanager 2050 Lifetime Portfolio	18,037,167	36,706,937	54,744,104
Multimanager 2045 Lifetime Portfolio	36,466,849	48,031,973	84,498,822
Multimanager 2040 Lifetime Portfolio	37,596,464	56,386,712	93,983,176
Multimanager 2035 Lifetime Portfolio	42,660,468	73,521,949	116,182,417
Multimanager 2030 Lifetime Portfolio	49,577,210	79,597,017	129,174,227
Multimanager 2025 Lifetime Portfolio	46,248,983	79,518,637	125,767,620
Multimanager 2020 Lifetime Portfolio	26,426,294	49,713,573	76,139,867
Multimanager 2015 Lifetime Portfolio	9,050,020	13,622,446	22,672,466
Multimanager 2010 Lifetime Portfolio	6,380,608	7,167,573	13,548,181
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multimanager 2065 Lifetime Portfolio	$148,109	$1,309,884
Multimanager 2060 Lifetime Portfolio	820,271	4,318,163
Multimanager 2055 Lifetime Portfolio	1,288,562	5,080,821
Multimanager 2050 Lifetime Portfolio	1,887,471	7,388,542
Multimanager 2045 Lifetime Portfolio	3,473,370	12,122,008
Multimanager 2040 Lifetime Portfolio	6,234,815	6,965,065
Multimanager 2035 Lifetime Portfolio	10,158,144	1,762,987
Multimanager 2030 Lifetime Portfolio	15,582,595	—
Multimanager 2025 Lifetime Portfolio	16,752,987	—
Multimanager 2020 Lifetime Portfolio	7,437,394	—
Multimanager 2015 Lifetime Portfolio	2,964,619	—
Multimanager 2010 Lifetime Portfolio	2,516,471	—
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	63

Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%
Expense reimbursements. The Advisor has contractually agreed to reduce its management fees or if necessary make payment to each portfolio in an amount by which certain expenses, including underlying fund expenses (acquired fund fees), exceed the amount indicated below of the respective portfolio’s average net assets. This expense limitation agreement expires on December 31, 2023, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Portfolio	Expense limitation as a percentage of average net assets
Multimanager 2065 Lifetime Portfolio	0.58%
Multimanager 2060 Lifetime Portfolio	0.58%
Multimanager 2055 Lifetime Portfolio	0.59%
Multimanager 2050 Lifetime Portfolio	0.60%
Multimanager 2045 Lifetime Portfolio	0.58%
Multimanager 2040 Lifetime Portfolio	0.58%
Portfolio	Expense limitation as a percentage of average net assets
Multimanager 2035 Lifetime Portfolio	0.59%
Multimanager 2030 Lifetime Portfolio	0.57%
Multimanager 2025 Lifetime Portfolio	0.56%
Multimanager 2020 Lifetime Portfolio	0.54%
Multimanager 2015 Lifetime Portfolio	0.52%
Multimanager 2010 Lifetime Portfolio	0.50%

Payments under this arrangement are intended to reimburse the portfolios for a portion of the indirect net expenses associated with the portfolios’ investments in underlying funds. Amounts received in excess of portfolio level operating expenses, if any, are included as Other income received from advisor in the Statements of operations.
Additionally, the Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio’s first $7.5 billion of average net assets and 0.50% of the portfolio’s average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.
For the year ended August 31, 2023, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1	Total
Multimanager 2065 Lifetime Portfolio	$1,897	$668	$384	$380	$824	$18,026	$269,508	$291,687
Multimanager 2060 Lifetime Portfolio	31,949	150	2,581	217	6,848	67,845	587,441	697,031
Multimanager 2055 Lifetime Portfolio	86,768	259	3,036	125	10,956	102,016	773,547	976,707
Multimanager 2050 Lifetime Portfolio	205,977	369	11,524	4,051	10,209	137,799	1,055,695	1,425,624
Multimanager 2045 Lifetime Portfolio	368,777	914	16,100	726	14,289	177,017	1,623,308	2,201,131
Multimanager 2040 Lifetime Portfolio	436,950	1,501	14,782	1,195	15,420	193,001	1,747,915	2,410,764
64	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

	Expense reimbursement by class
Portfolio	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1	Total
Multimanager 2035 Lifetime Portfolio	$525,838	$293	$25,012	$516	$25,587	$235,781	$2,109,708	$2,922,735
Multimanager 2030 Lifetime Portfolio	643,281	4,577	26,558	2,447	27,851	266,047	2,408,286	3,379,047
Multimanager 2025 Lifetime Portfolio	615,217	6,219	25,108	2,072	26,722	205,835	2,092,100	2,973,273
Multimanager 2020 Lifetime Portfolio	565,313	2,201	17,568	1,045	25,375	109,590	1,036,988	1,758,080
Multimanager 2015 Lifetime Portfolio	332,818	3,478	2,146	71	2,169	40,098	384,245	765,025
Multimanager 2010 Lifetime Portfolio	188,494	1,790	2,213	262	7,234	46,219	381,104	627,316
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Multimanager 2065 Lifetime Portfolio	0.00%
Multimanager 2060 Lifetime Portfolio	0.00%
Multimanager 2055 Lifetime Portfolio	0.00%
Multimanager 2050 Lifetime Portfolio	0.00%
Multimanager 2045 Lifetime Portfolio	0.00%
Multimanager 2040 Lifetime Portfolio	0.00%
Portfolio	Net Annual Effective Rate
Multimanager 2035 Lifetime Portfolio	0.00%
Multimanager 2030 Lifetime Portfolio	0.00%
Multimanager 2025 Lifetime Portfolio	0.00%
Multimanager 2020 Lifetime Portfolio	0.00%
Multimanager 2015 Lifetime Portfolio	0.00%
Multimanager 2010 Lifetime Portfolio	0.00%

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of each portfolios’ average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class R5	—	0.05%
Class 1	0.05%	—
The portfolios’ Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2023, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2023:
Portfolio	Class R4
Multimanager 2065 Lifetime Portfolio	$54
Multimanager 2060 Lifetime Portfolio	66
Multimanager 2055 Lifetime Portfolio	42
Multimanager 2050 Lifetime Portfolio	1,467
Multimanager 2045 Lifetime Portfolio	271
Multimanager 2040 Lifetime Portfolio	435
Portfolio	Class R4
Multimanager 2035 Lifetime Portfolio	$182
Multimanager 2030 Lifetime Portfolio	845
Multimanager 2025 Lifetime Portfolio	670
Multimanager 2020 Lifetime Portfolio	306
Multimanager 2015 Lifetime Portfolio	17
Multimanager 2010 Lifetime Portfolio	57

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2023:
	Multimanager 2065 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Total sales charges	$3,404	$7,142	$5,537	$10,761	$11,134	$20,879	$30,409	$18,142	$12,057	$2,684	$1,733	$559
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	65

	Multimanager 2065 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Retained for printing prospectus, advertising and sales literature	$530	$1,177	$939	$1,818	$1,798	$3,595	$5,325	$3,000	$2,100	$458	$289	$92
Sales commission to unrelated broker-dealers	2,874	5,965	4,598	8,943	9,336	17,284	25,084	15,142	9,957	2,226	1,444	467
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor for Class A shares were as follows:
Portfolio	Class A
Multimanager 2060 Lifetime Portfolio	$70
Multimanager 2045 Lifetime Portfolio	1
Multimanager 2035 Lifetime Portfolio	4
Multimanager 2025 Lifetime Portfolio	89
Multimanager 2015 Lifetime Portfolio	4
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2065 Lifetime Portfolio	Class A	$829	$320
	Class I	—	112
	Class R2	137	4
	Class R4	135	4
	Class R5	27	9
	Class R6	—	184
	Class 1	19,418	—
	Total	$20,546	$633
Multimanager 2060 Lifetime Portfolio	Class A	$29,035	$11,145
	Class I	—	53
	Class R2	3,879	58
	Class R4	185	5
	Class R5	1,002	149
	Class R6	—	1,505
	Class 1	88,856	—
	Total	$122,957	$12,915
66	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2055 Lifetime Portfolio	Class A	$87,631	$33,636
	Class I	—	100
	Class R2	5,091	77
	Class R4	105	3
	Class R5	1,779	271
	Class R6	—	2,554
	Class 1	130,110	—
	Total	$224,716	$36,641
Multimanager 2050 Lifetime Portfolio	Class A	$224,176	$86,030
	Class I	—	153
	Class R2	20,756	316
	Class R4	5,133	110
	Class R5	1,804	269
	Class R6	—	3,727
	Class 1	191,358	—
	Total	$443,227	$90,605
Multimanager 2045 Lifetime Portfolio	Class A	$414,106	$158,930
	Class I	—	394
	Class R2	29,985	453
	Class R4	949	20
	Class R5	2,609	397
	Class R6	—	4,980
	Class 1	303,759	—
	Total	$751,408	$165,174
Multimanager 2040 Lifetime Portfolio	Class A	$478,096	$183,479
	Class I	—	632
	Class R2	26,715	407
	Class R4	1,509	32
	Class R5	2,717	416
	Class R6	—	5,301
	Class 1	318,715	—
	Total	$827,752	$190,267
Multimanager 2035 Lifetime Portfolio	Class A	$558,063	$214,164
	Class I	—	119
	Class R2	43,739	663
	Class R4	546	13
	Class R5	4,402	670
	Class R6	—	6,250
	Class 1	373,135	—
	Total	$979,885	$221,879
Multimanager 2030 Lifetime Portfolio	Class A	$667,403	$256,175
	Class I	—	1,826
	Class R2	45,525	690
	Class R4	2,954	63
	Class R5	4,702	714
	Class R6	—	6,896
	Class 1	416,691	—
	Total	$1,137,275	$266,364
Multimanager 2025 Lifetime Portfolio	Class A	$596,936	$229,027
	Class I	—	2,319
	Class R2	40,468	613
	Class R4	2,337	50
	Class R5	4,308	642
	Class R6	—	5,006
	Class 1	338,677	—
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	67

Portfolio	Class	Distribution and service fees	Transfer agent fees
	Total	$982,726	$237,657
Multimanager 2020 Lifetime Portfolio	Class A	$499,572	$191,659
	Class I	—	741
	Class R2	25,943	400
	Class R4	1,071	23
	Class R5	3,529	563
	Class R6	—	2,446
	Class 1	152,895	—
	Total	$683,010	$195,832
Multimanager 2015 Lifetime Portfolio	Class A	$240,321	$92,193
	Class I	—	968
	Class R2	2,581	40
	Class R4	42	1
	Class R5	261	40
	Class R6	—	727
	Class 1	46,287	—
	Total	$289,492	$93,969
Multimanager 2010 Lifetime Portfolio	Class A	$122,824	$47,136
	Class I	—	450
	Class R2	2,394	38
	Class R4	198	4
	Class R5	788	121
	Class R6	—	756
	Class 1	41,428	—
	Total	$167,632	$48,505
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended August 31, 2023 and 2022 were as follows:
Multimanager 2065 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	29,906	$330,863	26,178	$303,916
Distributions reinvested	602	6,079	336	4,457
Repurchased	(7,666)	(83,468)	(19,553)	(222,089)
Net increase	22,842	$253,474	6,961	$86,284
Class I shares
Sold	5,887	$63,500	—	—
Distributions reinvested	220	2,223	—	—
Repurchased	(230)	(2,461)	—	—
Net increase	5,877	$63,262	—	—
Class R2 shares
Sold	104	$1,140	—	—
Distributions reinvested	1	7	—	—
Repurchased	(3)	(38)	—	—
Net increase	102	$1,109	—	—
68	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2065 Lifetime Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	9,879	$107,308	2,016	$23,214
Distributions reinvested	169	1,704	3	40
Repurchased	(219)	(2,265)	—	—
Net increase	9,829	$106,747	2,019	$23,254
Class R6 shares
Sold	235,442	$2,549,507	157,105	$1,986,838
Distributions reinvested	8,283	83,657	2,766	36,683
Repurchased	(42,912)	(463,465)	(25,626)	(292,006)
Net increase	200,813	$2,169,699	134,245	$1,731,515
Class 1 shares
Sold	2,424,895	$26,240,567	1,946,546	$23,748,562
Distributions reinvested	148,224	1,495,583	45,990	609,369
Repurchased	(525,483)	(5,549,008)	(234,726)	(2,832,257)
Net increase	2,047,636	$22,187,142	1,757,810	$21,525,674
Total net increase	2,287,099	$24,781,433	1,901,035	$23,366,727

Multimanager 2060 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	117,707	$1,381,112	100,012	$1,449,850
Distributions reinvested	107,703	1,130,877	65,302	985,402
Repurchased	(149,507)	(1,728,858)	(129,039)	(1,854,545)
Net increase	75,903	$783,131	36,275	$580,707
Class I shares
Sold	29	$326	—	—
Repurchased	—	—	(144)	$(2,346)
Net increase (decrease)	29	$326	(144)	$(2,346)
Class R2 shares
Sold	20,795	$241,780	19,417	$268,722
Distributions reinvested	8,107	85,120	3,633	54,787
Repurchased	(9,369)	(112,223)	(4,803)	(73,590)
Net increase	19,533	$214,677	18,247	$249,919
Class R4 shares
Sold	2	$17	95	$1,530
Distributions reinvested	233	2,455	285	4,308
Repurchased	(698)	(8,241)	(3,812)	(59,130)
Net decrease	(463)	$(5,769)	(3,432)	$(53,292)
Class R5 shares
Sold	139,344	$1,570,472	76,303	$1,143,485
Distributions reinvested	16,490	173,313	6,613	99,860
Repurchased	(19,945)	(227,362)	(5,897)	(79,617)
Net increase	135,889	$1,516,423	77,019	$1,163,728
Class R6 shares
Sold	1,026,029	$12,016,240	880,119	$13,080,128
Distributions reinvested	207,597	2,183,924	95,350	1,441,686
Repurchased	(459,113)	(5,462,183)	(251,313)	(3,378,278)
Net increase	774,513	$8,737,981	724,156	$11,143,536
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	69

Multimanager 2060 Lifetime Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	3,323,801	$38,344,021	2,713,396	$38,126,791
Distributions reinvested	1,996,494	21,003,115	1,033,224	15,612,019
Repurchased	(1,540,414)	(17,222,272)	(1,728,075)	(25,557,783)
Net increase	3,779,881	$42,124,864	2,018,545	$28,181,027
Total net increase	4,785,285	$53,371,633	2,870,666	$41,263,279

Multimanager 2055 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	325,879	$3,292,777	230,060	$2,902,524
Distributions reinvested	383,502	3,532,055	241,171	3,214,803
Repurchased	(412,000)	(4,158,800)	(447,678)	(5,752,287)
Net increase	297,381	$2,666,032	23,553	$365,040
Class I shares
Sold	752	$7,399	8,112	$100,319
Distributions reinvested	629	5,804	692	9,234
Repurchased	(3,052)	(30,504)	(8,808)	(104,317)
Net increase (decrease)	(1,671)	$(17,301)	(4)	$5,236
Class R2 shares
Sold	31,358	$317,067	30,641	$378,697
Distributions reinvested	13,564	124,787	7,444	99,159
Repurchased	(31,264)	(317,571)	(23,953)	(279,780)
Net increase	13,658	$124,283	14,132	$198,076
Class R4 shares
Sold	128	$1,288	—	—
Distributions reinvested	2	21	—	—
Repurchased	(1)	(14)	—	—
Net increase	129	$1,295	—	—
Class R5 shares
Sold	148,214	$1,477,088	172,437	$2,356,207
Distributions reinvested	43,326	399,896	20,996	280,501
Repurchased	(28,842)	(289,603)	(14,041)	(179,527)
Net increase	162,698	$1,587,381	179,392	$2,457,181
Class R6 shares
Sold	1,516,188	$15,577,399	1,587,450	$20,794,493
Distributions reinvested	426,966	3,936,622	236,608	3,161,082
Repurchased	(1,125,685)	(11,738,080)	(653,351)	(7,795,112)
Net increase	817,469	$7,775,941	1,170,707	$16,160,463
Class 1 shares
Sold	3,992,043	$40,681,960	3,349,675	$41,130,174
Distributions reinvested	3,583,949	33,044,014	1,944,884	25,964,198
Repurchased	(2,917,136)	(28,582,979)	(2,653,484)	(35,042,053)
Net increase	4,658,856	$45,142,995	2,641,075	$32,052,319
Total net increase	5,948,520	$57,280,626	4,028,855	$51,238,315

70	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2050 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	400,969	$4,207,218	272,183	$3,685,402
Distributions reinvested	1,167,416	11,090,452	588,097	8,345,090
Repurchased	(830,600)	(8,655,019)	(831,233)	(11,336,582)
Net increase	737,785	$6,642,651	29,047	$693,910
Class I shares
Sold	2,416	$25,019	3,935	$46,881
Distributions reinvested	1,307	12,443	591	8,391
Repurchased	(1,291)	(13,310)	(4,985)	(65,398)
Net increase (decrease)	2,432	$24,152	(459)	$(10,126)
Class R2 shares
Sold	78,251	$825,943	56,684	$749,833
Distributions reinvested	65,173	619,139	30,444	431,691
Repurchased	(123,529)	(1,306,562)	(96,687)	(1,289,054)
Net increase (decrease)	19,895	$138,520	(9,559)	$(107,530)
Class R4 shares
Sold	28,025	$307,970	26,436	$382,927
Distributions reinvested	23,278	221,142	10,603	150,453
Repurchased	(17,345)	(184,100)	(16,634)	(211,749)
Net increase	33,958	$345,012	20,405	$321,631
Class R5 shares
Sold	203,204	$2,104,424	160,103	$2,290,543
Distributions reinvested	47,101	448,397	14,679	208,736
Repurchased	(31,733)	(341,619)	(13,827)	(172,954)
Net increase	218,572	$2,211,202	160,955	$2,326,325
Class R6 shares
Sold	1,787,318	$19,183,424	1,899,364	$26,391,767
Distributions reinvested	735,116	6,998,307	349,707	4,972,835
Repurchased	(1,235,467)	(13,526,425)	(1,013,482)	(12,486,188)
Net increase	1,286,967	$12,655,306	1,235,589	$18,878,414
Class 1 shares
Sold	4,302,140	$45,392,559	3,511,187	$46,696,309
Distributions reinvested	6,112,191	58,126,941	2,854,349	40,531,758
Repurchased	(4,255,225)	(43,688,101)	(4,044,462)	(55,807,009)
Net increase	6,159,106	$59,831,399	2,321,074	$31,421,058
Total net increase	8,458,715	$81,848,242	3,757,052	$53,523,682

Multimanager 2045 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	826,187	$7,540,278	533,853	$6,345,045
Distributions reinvested	3,099,303	25,135,349	1,115,304	14,153,204
Repurchased	(1,550,761)	(14,107,356)	(1,427,697)	(17,052,017)
Net increase	2,374,729	$18,568,271	221,460	$3,446,232
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	71

Multimanager 2045 Lifetime Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class I shares
Sold	18,348	$163,503	36,025	$417,979
Distributions reinvested	6,167	50,449	1,735	22,177
Repurchased	(10,772)	(96,606)	(27,330)	(306,464)
Net increase	13,743	$117,346	10,430	$133,692
Class R2 shares
Sold	101,332	$937,128	110,431	$1,318,574
Distributions reinvested	136,264	1,111,913	43,787	558,282
Repurchased	(107,476)	(968,637)	(113,769)	(1,389,499)
Net increase	130,120	$1,080,404	40,449	$487,357
Class R4 shares
Sold	4,038	$37,172	2,907	$33,850
Distributions reinvested	6,018	48,987	1,780	22,664
Repurchased	(50)	(462)	(33)	(395)
Net increase	10,006	$85,697	4,654	$56,119
Class R5 shares
Sold	177,034	$1,567,772	271,970	$3,566,041
Distributions reinvested	108,255	888,773	37,564	481,575
Repurchased	(118,175)	(1,109,897)	(61,127)	(739,359)
Net increase	167,114	$1,346,648	248,407	$3,308,257
Class R6 shares
Sold	2,588,418	$24,165,984	2,483,549	$30,954,398
Distributions reinvested	1,439,675	11,776,539	486,159	6,213,113
Repurchased	(2,074,700)	(19,264,211)	(1,393,468)	(15,918,675)
Net increase	1,953,393	$16,678,312	1,576,240	$21,248,836
Class 1 shares
Sold	4,271,874	$39,281,783	4,174,020	$49,550,308
Distributions reinvested	14,047,223	115,046,760	4,892,833	62,579,329
Repurchased	(7,532,944)	(67,974,422)	(6,412,785)	(80,282,118)
Net increase	10,786,153	$86,354,121	2,654,068	$31,847,519
Total net increase	15,435,258	$124,230,799	4,755,708	$60,528,012

Multimanager 2040 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	804,609	$7,391,677	671,834	$8,166,693
Distributions reinvested	3,366,859	27,978,596	1,341,229	17,181,147
Repurchased	(1,800,291)	(16,462,651)	(1,797,047)	(21,939,286)
Net increase	2,371,177	$18,907,622	216,016	$3,408,554
Class I shares
Sold	14,682	$136,206	18,977	$238,324
Distributions reinvested	11,202	93,875	7,967	102,773
Repurchased	(27,546)	(256,863)	(73,258)	(931,388)
Net decrease	(1,662)	$(26,782)	(46,314)	$(590,291)
72	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2040 Lifetime Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	95,607	$882,514	111,050	$1,346,825
Distributions reinvested	112,139	935,236	44,756	575,114
Repurchased	(137,477)	(1,278,488)	(195,554)	(2,388,611)
Net increase (decrease)	70,269	$539,262	(39,748)	$(466,672)
Class R4 shares
Sold	9,002	$86,046	8,181	$103,421
Distributions reinvested	9,098	75,603	2,971	38,063
Repurchased	(1,060)	(9,894)	(2,444)	(27,135)
Net increase	17,040	$151,755	8,708	$114,349
Class R5 shares
Sold	190,255	$1,763,388	350,017	$4,464,819
Distributions reinvested	108,587	911,042	30,568	394,633
Repurchased	(78,049)	(751,669)	(86,410)	(956,762)
Net increase	220,793	$1,922,761	294,175	$3,902,690
Class R6 shares
Sold	2,810,567	$26,655,614	2,443,575	$30,782,991
Distributions reinvested	1,482,417	12,393,003	557,255	7,171,871
Repurchased	(2,164,653)	(20,141,054)	(1,821,181)	(21,269,089)
Net increase	2,128,331	$18,907,563	1,179,649	$16,685,773
Class 1 shares
Sold	5,051,615	$47,042,641	4,142,429	$49,952,601
Distributions reinvested	13,730,048	114,920,501	5,297,954	68,290,627
Repurchased	(8,675,291)	(79,444,984)	(7,291,179)	(91,489,353)
Net increase	10,106,372	$82,518,158	2,149,204	$26,753,875
Total net increase	14,912,320	$122,920,339	3,761,690	$49,808,278

Multimanager 2035 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,064,044	$9,666,415	768,758	$9,147,586
Distributions reinvested	3,616,088	29,724,240	1,706,552	21,092,977
Repurchased	(2,122,598)	(19,309,232)	(2,051,612)	(23,948,965)
Net increase	2,557,534	$20,081,423	423,698	$6,291,598
Class I shares
Sold	28,309	$261,403	47,679	$492,996
Distributions reinvested	1,756	14,504	648	8,047
Repurchased	(31,200)	(285,779)	(44,009)	(473,742)
Net increase (decrease)	(1,135)	$(9,872)	4,318	$27,301
Class R2 shares
Sold	186,043	$1,688,490	144,865	$1,718,773
Distributions reinvested	164,455	1,361,686	73,004	907,436
Repurchased	(144,188)	(1,308,975)	(209,502)	(2,517,704)
Net increase	206,310	$1,741,201	8,367	$108,505
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	73

Multimanager 2035 Lifetime Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	2,259	$20,868	6,150	$74,434
Distributions reinvested	3,481	28,822	1,180	14,662
Repurchased	(39)	(352)	(23)	(263)
Net increase	5,701	$49,338	7,307	$88,833
Class R5 shares
Sold	294,247	$2,641,001	469,045	$5,736,499
Distributions reinvested	158,344	1,312,676	43,535	542,443
Repurchased	(112,062)	(1,040,938)	(63,126)	(745,388)
Net increase	340,529	$2,912,739	449,454	$5,533,554
Class R6 shares
Sold	2,625,041	$24,325,287	2,996,917	$36,017,209
Distributions reinvested	1,608,885	13,321,565	700,189	8,710,346
Repurchased	(1,748,784)	(16,167,766)	(2,314,446)	(25,722,152)
Net increase	2,485,142	$21,479,086	1,382,660	$19,005,403
Class 1 shares
Sold	5,705,039	$52,370,880	4,926,192	$57,515,786
Distributions reinvested	14,898,115	123,505,373	6,780,994	84,491,184
Repurchased	(10,856,794)	(98,538,599)	(9,495,232)	(117,560,237)
Net increase	9,746,360	$77,337,654	2,211,954	$24,446,733
Total net increase	15,340,441	$123,591,569	4,487,758	$55,501,927

Multimanager 2030 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,296,310	$11,474,607	972,461	$11,642,722
Distributions reinvested	3,863,858	31,606,357	2,016,060	23,910,474
Repurchased	(2,565,045)	(22,912,067)	(2,909,537)	(32,874,111)
Net increase	2,595,123	$20,168,897	78,984	$2,679,085
Class I shares
Sold	29,005	$278,700	110,045	$1,290,519
Distributions reinvested	28,959	235,726	11,122	131,348
Repurchased	(81,760)	(714,641)	(74,217)	(837,870)
Net increase (decrease)	(23,796)	$(200,215)	46,950	$583,997
Class R2 shares
Sold	133,460	$1,176,125	234,842	$2,592,622
Distributions reinvested	159,724	1,293,761	86,376	1,015,776
Repurchased	(139,952)	(1,255,975)	(372,693)	(3,983,882)
Net increase (decrease)	153,232	$1,213,911	(51,475)	$(375,484)
Class R4 shares
Sold	13,642	$125,120	10,295	$122,292
Distributions reinvested	15,183	123,134	6,779	79,854
Repurchased	(3,790)	(33,474)	(4,717)	(48,867)
Net increase	25,035	$214,780	12,357	$153,279
74	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2030 Lifetime Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	329,919	$2,845,254	508,492	$5,926,250
Distributions reinvested	157,327	1,277,495	64,250	758,154
Repurchased	(161,551)	(1,403,657)	(216,534)	(2,406,035)
Net increase	325,695	$2,719,092	356,208	$4,278,369
Class R6 shares
Sold	3,301,739	$29,579,198	3,402,410	$39,873,894
Distributions reinvested	1,645,952	13,365,131	797,713	9,405,036
Repurchased	(2,551,825)	(22,644,317)	(2,494,369)	(26,979,653)
Net increase	2,395,866	$20,300,012	1,705,754	$22,299,277
Class 1 shares
Sold	4,852,520	$43,484,714	5,497,564	$62,308,250
Distributions reinvested	15,557,495	126,482,435	7,919,197	93,446,526
Repurchased	(14,311,606)	(126,054,202)	(11,049,572)	(125,697,108)
Net increase	6,098,409	$43,912,947	2,367,189	$30,057,668
Total net increase	11,569,564	$88,329,424	4,515,967	$59,676,191

Multimanager 2025 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,155,327	$9,796,313	1,058,491	$11,373,302
Distributions reinvested	3,374,611	26,794,414	2,157,658	24,036,311
Repurchased	(3,669,581)	(31,562,043)	(3,409,776)	(36,085,865)
Net increase (decrease)	860,357	$5,028,684	(193,627)	$(676,252)
Class I shares
Sold	44,083	$415,527	42,863	$448,278
Distributions reinvested	33,013	260,472	22,448	248,727
Repurchased	(84,232)	(704,153)	(90,287)	(893,196)
Net decrease	(7,136)	$(28,154)	(24,976)	$(196,191)
Class R2 shares
Sold	125,963	$1,076,622	150,575	$1,569,519
Distributions reinvested	137,977	1,085,877	102,883	1,136,862
Repurchased	(287,271)	(2,482,786)	(372,624)	(3,891,613)
Net decrease	(23,331)	$(320,287)	(119,166)	$(1,185,232)
Class R4 shares
Sold	4,604	$39,631	8,652	$98,675
Distributions reinvested	11,989	94,710	6,571	72,877
Repurchased	(6,198)	(51,230)	(1,380)	(14,967)
Net increase	10,395	$83,111	13,843	$156,585
Class R5 shares
Sold	433,975	$3,569,649	550,836	$6,041,337
Distributions reinvested	123,777	975,359	57,588	637,503
Repurchased	(245,498)	(2,081,235)	(219,057)	(2,206,699)
Net increase	312,254	$2,463,773	389,367	$4,472,141
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	75

Multimanager 2025 Lifetime Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	2,397,679	$20,651,077	2,542,179	$27,987,669
Distributions reinvested	1,090,990	8,586,095	678,533	7,497,792
Repurchased	(2,037,295)	(17,385,379)	(2,322,936)	(23,792,958)
Net increase	1,451,374	$11,851,793	897,776	$11,692,503
Class 1 shares
Sold	2,156,484	$18,357,180	3,390,101	$37,560,166
Distributions reinvested	12,392,870	97,655,814	8,234,978	91,161,204
Repurchased	(17,643,520)	(150,502,509)	(15,237,874)	(165,203,408)
Net decrease	(3,094,166)	$(34,489,515)	(3,612,795)	$(36,482,038)
Total net decrease	(490,253)	$(15,410,595)	(2,649,578)	$(22,218,484)

Multimanager 2020 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	446,555	$3,502,534	490,795	$4,685,544
Distributions reinvested	2,818,334	20,630,205	2,327,639	22,950,524
Repurchased	(3,215,436)	(25,243,731)	(3,640,513)	(34,871,107)
Net increase (decrease)	49,453	$(1,110,992)	(822,079)	$(7,235,039)
Class I shares
Sold	180,836	$1,413,732	92,136	$990,440
Distributions reinvested	3,836	28,077	9,715	95,882
Repurchased	(107,059)	(830,063)	(102,340)	(964,997)
Net increase (decrease)	77,613	$611,746	(489)	$121,325
Class R2 shares
Sold	65,436	$510,098	64,642	$608,123
Distributions reinvested	90,402	657,220	63,598	623,899
Repurchased	(249,133)	(1,927,382)	(52,208)	(496,078)
Net increase (decrease)	(93,295)	$(760,064)	76,032	$735,944
Class R4 shares
Sold	10,014	$79,921	9,973	$100,277
Distributions reinvested	5,145	37,351	6,967	68,277
Repurchased	(2,098)	(16,917)	(41,150)	(395,244)
Net increase (decrease)	13,061	$100,355	(24,210)	$(226,690)
Class R5 shares
Sold	91,505	$703,765	443,403	$4,421,421
Distributions reinvested	128,929	939,893	103,745	1,020,849
Repurchased	(103,591)	(796,412)	(497,956)	(4,726,954)
Net increase	116,843	$847,246	49,192	$715,316
Class R6 shares
Sold	1,581,080	$12,482,891	1,591,019	$16,014,671
Distributions reinvested	560,358	4,073,800	422,289	4,142,655
Repurchased	(1,621,624)	(12,615,289)	(1,611,556)	(15,001,289)
Net increase	519,814	$3,941,402	401,752	$5,156,037
76	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2020 Lifetime Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,327,591	$10,338,378	1,478,820	$14,335,516
Distributions reinvested	5,512,185	40,183,832	4,787,474	47,060,867
Repurchased	(9,354,912)	(72,697,681)	(10,654,550)	(101,917,411)
Net decrease	(2,515,136)	$(22,175,471)	(4,388,256)	$(40,521,028)
Total net decrease	(1,831,647)	$(18,545,778)	(4,708,058)	$(41,254,135)

Multimanager 2015 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	60,837	$436,624	99,838	$874,056
Distributions reinvested	1,358,234	9,263,154	1,003,898	8,994,929
Repurchased	(1,561,445)	(11,445,865)	(1,420,178)	(12,383,898)
Net decrease	(142,374)	$(1,746,087)	(316,442)	$(2,514,913)
Class I shares
Sold	—	—	98,399	$808,116
Distributions reinvested	12,966	$88,168	8,816	78,908
Repurchased	(94,205)	(715,750)	(17,437)	(148,378)
Net increase (decrease)	(81,239)	$(627,582)	89,778	$738,646
Class R2 shares
Sold	7,918	$56,966	9,202	$79,060
Distributions reinvested	9,405	63,668	8,596	76,591
Repurchased	(28,529)	(204,620)	(179,134)	(1,699,290)
Net decrease	(11,206)	$(83,986)	(161,336)	$(1,543,639)
Class R4 shares
Sold	1,355	$10,000	—	—
Net increase	1,355	$10,000	—	—
Class R5 shares
Sold	8,239	$58,502	43,429	$373,071
Distributions reinvested	9,057	61,495	2,694	24,087
Repurchased	(15,768)	(112,840)	(7,236)	(60,739)
Net increase	1,528	$7,157	38,887	$336,419
Class R6 shares
Sold	244,998	$1,788,251	298,345	$2,658,854
Distributions reinvested	170,613	1,160,167	127,963	1,145,265
Repurchased	(268,290)	(1,938,732)	(434,774)	(3,697,924)
Net increase (decrease)	147,321	$1,009,686	(8,466)	$106,195
Class 1 shares
Sold	556,385	$4,092,353	1,155,995	$10,445,160
Distributions reinvested	1,639,943	11,151,614	1,371,957	12,265,294
Repurchased	(3,051,229)	(22,296,484)	(4,051,740)	(35,059,164)
Net decrease	(854,901)	$(7,052,517)	(1,523,788)	$(12,348,710)
Total net decrease	(939,516)	$(8,483,329)	(1,881,367)	$(15,226,002)

ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	77

Multimanager 2010 Lifetime Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	141,704	$1,046,915	183,498	$1,502,550
Distributions reinvested	542,371	3,780,357	435,947	3,818,899
Repurchased	(737,674)	(5,454,255)	(706,647)	(5,961,264)
Net decrease	(53,599)	$(626,983)	(87,202)	$(639,815)
Class I shares
Sold	8,027	$59,125	35,467	$297,750
Distributions reinvested	4,795	33,325	3,303	28,897
Repurchased	(41,033)	(300,537)	(20,676)	(166,470)
Net increase (decrease)	(28,211)	$(208,087)	18,094	$160,177
Class R2 shares
Sold	6,540	$47,920	8,838	$74,546
Distributions reinvested	7,454	51,882	4,914	42,996
Repurchased	(67,248)	(491,128)	(3,017)	(26,727)
Net increase (decrease)	(53,254)	$(391,326)	10,735	$90,815
Class R4 shares
Sold	545	$4,082	733	$6,646
Distributions reinvested	756	5,258	514	4,495
Repurchased	(63)	(458)	(1,353)	(12,556)
Net increase (decrease)	1,238	$8,882	(106)	$(1,415)
Class R5 shares
Sold	7,622	$55,912	162,142	$1,361,244
Distributions reinvested	22,252	154,650	6,290	55,038
Repurchased	(49,048)	(358,288)	(25,460)	(205,567)
Net increase (decrease)	(19,174)	$(147,726)	142,972	$1,210,715
Class R6 shares
Sold	331,171	$2,427,575	272,526	$2,371,376
Distributions reinvested	133,216	927,181	104,161	911,410
Repurchased	(354,035)	(2,603,022)	(230,148)	(1,893,640)
Net increase	110,352	$751,734	146,539	$1,389,146
Class 1 shares
Sold	1,979,153	$14,579,582	1,802,539	$15,451,935
Distributions reinvested	1,176,581	8,189,002	988,298	8,647,605
Repurchased	(3,794,967)	(27,848,462)	(3,595,380)	(30,829,306)
Net decrease	(639,233)	$(5,079,878)	(804,543)	$(6,729,766)
Total net decrease	(681,881)	$(5,693,384)	(573,511)	$(4,520,143)
Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Portfolio	Class	% by Class
Multimanager 2065 Lifetime Portfolio	Class A	12%
Multimanager 2065 Lifetime Portfolio	Class I	46%
Multimanager 2065 Lifetime Portfolio	Class R2	98%
Multimanager 2065 Lifetime Portfolio	Class R4	100%
Multimanager 2065 Lifetime Portfolio	Class R5	31%
Multimanager 2065 Lifetime Portfolio	Class 1	100%
Multimanager 2060 Lifetime Portfolio	Class I	99%
Multimanager 2060 Lifetime Portfolio	Class R4	72%
Multimanager 2060 Lifetime Portfolio	Class 1	100%
Multimanager 2055 Lifetime Portfolio	Class I	53%
78	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	% by Class
Multimanager 2055 Lifetime Portfolio	Class R4	97%
Multimanager 2055 Lifetime Portfolio	Class 1	100%
Multimanager 2050 Lifetime Portfolio	Class I	26%
Multimanager 2050 Lifetime Portfolio	Class R6	1%
Multimanager 2050 Lifetime Portfolio	Class 1	100%
Multimanager 2045 Lifetime Portfolio	Class I	9%
Multimanager 2045 Lifetime Portfolio	Class R6	1%
Multimanager 2045 Lifetime Portfolio	Class 1	100%
Multimanager 2040 Lifetime Portfolio	Class R6	1%
Multimanager 2040 Lifetime Portfolio	Class 1	100%
Multimanager 2035 Lifetime Portfolio	Class 1	100%
Multimanager 2030 Lifetime Portfolio	Class 1	100%
Multimanager 2025 Lifetime Portfolio	Class 1	100%
Multimanager 2020 Lifetime Portfolio	Class 1	100%
Multimanager 2015 Lifetime Portfolio	Class R4	100%
Multimanager 2015 Lifetime Portfolio	Class 1	100%
Multimanager 2010 Lifetime Portfolio	Class R6	1%
Multimanager 2010 Lifetime Portfolio	Class 1	100%
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2023:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multimanager 2065 Lifetime Portfolio	$919,411	$31,885,192	$202,174	$7,418,343
Multimanager 2060 Lifetime Portfolio	3,380,298	67,037,173	1,464,810	29,131,977
Multimanager 2055 Lifetime Portfolio	4,810,843	82,150,455	2,427,318	50,791,012
Multimanager 2050 Lifetime Portfolio	7,448,631	110,194,404	4,032,450	81,597,140
Multimanager 2045 Lifetime Portfolio	15,025,848	142,518,370	8,382,871	135,671,206
Multimanager 2040 Lifetime Portfolio	19,653,086	161,167,736	17,400,608	153,080,358
Multimanager 2035 Lifetime Portfolio	27,939,072	186,979,925	31,057,776	178,223,910
Multimanager 2030 Lifetime Portfolio	35,453,686	221,263,063	49,473,367	236,292,358
Multimanager 2025 Lifetime Portfolio	28,588,574	161,324,897	49,860,709	244,313,634
Multimanager 2020 Lifetime Portfolio	15,354,575	85,369,295	25,940,699	135,270,304
Multimanager 2015 Lifetime Portfolio	5,569,778	25,540,118	8,608,360	44,279,765
Multimanager 2010 Lifetime Portfolio	4,243,594	29,861,845	5,762,533	40,970,340
Note 7—Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each affiliated underlying funds’ net assets. At August 31, 2023, the following portfolios held 5% or more of the net assets of the affiliated underlying funds shown below:
Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multimanager 2030 Lifetime Portfolio	JHF Diversified Real Assets Fund	6.2%
Multimanager 2025 Lifetime Portfolio	JHF Diversified Real Assets Fund	6.2%
	JHF II Fundamental Global Franchise Fund	5.0%
Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager 2065 Lifetime Portfolio
Absolute Return Currency	—	$384,709	—	$(391,823)	$(11,419)	$18,533	—	—	—
Blue Chip Growth	70,006	1,706,416	$1,226,135	(185,397)	(127,821)	580,632	—	$84,573	$3,199,965
Bond	28,914	152,071	420,746	(182,619)	(6,902)	(185)	$9,284	—	383,111
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	79

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Capital Appreciation	166,833	$1,058,307	$1,233,840	$(335,182)	$(342,882)	$606,463	—	$146,351	$2,220,546
Capital Appreciation Value	163,464	918,309	944,406	(363,015)	(158,470)	146,296	$17,165	126,397	1,487,526
Disciplined Value	115,799	1,380,707	1,273,536	(162,971)	(36,198)	151,557	24,462	93,537	2,606,631
Disciplined Value International	173,501	1,207,118	1,150,693	(111,126)	(7,411)	323,333	31,660	6,345	2,562,607
Emerging Markets Debt	44,683	152,596	376,273	(207,618)	(8,621)	12,214	14,303	—	324,844
Emerging Markets Equity	451,478	2,144,116	2,391,682	(504,278)	(350,592)	319,166	34,732	—	4,000,094
Equity Income	189,312	1,867,400	1,939,787	(154,361)	(34,834)	(89,211)	58,593	197,882	3,528,781
Financial Industries	36,251	408,564	386,315	(192,734)	(97,420)	11,847	6,193	48,120	516,572
Fundamental Large Cap Core	33,948	1,115,942	1,176,044	(235,415)	(101,896)	265,208	8,344	79,086	2,219,883
Health Sciences	139,881	439,383	499,206	(271,319)	(62,541)	70,894	—	15,315	675,623
High Yield	104,986	152,713	360,199	(204,575)	(8,476)	9,848	14,819	—	309,709
International Dynamic Growth	103,302	357,114	728,653	(106,180)	(62,453)	120,015	4,029	—	1,037,149
International Growth	47,423	670,113	764,678	(259,734)	(186,034)	158,604	—	100,031	1,147,627
International Small Company	98,935	520,519	537,146	(112,276)	(47,006)	102,837	10,601	12,747	1,001,220
International Strategic Equity Allocation	808,678	3,538,560	4,019,799	(472,115)	(40,680)	450,882	101,456	—	7,496,446
John Hancock Collateral Trust	11,223	32,702	531,980	(455,505)	1,318	1,695	4,130	—	112,190
Mid Cap Growth	196,544	1,428,751	1,683,426	(457,080)	(371,448)	460,106	—	121,259	2,743,755
Mid Value	209,896	1,679,591	2,225,478	(417,346)	(129,214)	87,984	11,908	357,102	3,446,493
Science & Technology	310,712	225,079	394,179	(150,513)	(99,538)	149,682	—	32,861	518,889
Short Duration Bond	77,211	—	1,103,800	(398,524)	1,388	2,902	22,346	—	709,566
Small Cap Growth	38,328	260,782	338,095	(64,216)	(54,034)	55,202	—	—	535,829
Small Cap Value	35,039	306,144	429,616	(74,425)	(30,801)	(8,233)	4,350	60,579	622,301
U.S. Sector Rotation	936,736	4,823,616	3,882,463	(660,956)	(81,677)	1,029,220	58,867	102,624	8,992,666
					$(2,455,662)	$5,037,491	$437,242	$1,584,809	$52,400,023
Multimanager 2060 Lifetime Portfolio
Absolute Return Currency	—	$2,521,057	—	$(2,566,767)	$(74,010)	$119,720	—	—	—
80	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Blue Chip Growth	281,406	$10,964,486	$1,965,468	$(1,802,317)	$(1,029,396)	$2,764,826	—	$518,418	$12,863,067
Bond	117,403	1,011,546	1,295,029	(710,949)	(63,050)	23,015	$44,428	—	1,555,591
Capital Appreciation	672,300	6,800,098	2,524,211	(1,440,019)	(1,282,362)	2,346,385	—	783,124	8,948,313
Capital Appreciation Value	691,714	5,886,256	1,892,411	(1,325,487)	(559,838)	401,253	92,415	680,513	6,294,595
Disciplined Value	503,310	8,901,769	2,665,137	(735,749)	(122,689)	621,039	131,902	504,353	11,329,507
Disciplined Value International	726,900	7,737,482	2,293,983	(964,713)	(94,473)	1,764,035	179,809	36,035	10,736,314
Emerging Markets Debt	181,328	1,010,055	1,086,210	(789,765)	(109,009)	120,767	68,626	—	1,318,258
Emerging Markets Equity	1,898,673	13,774,987	5,168,890	(2,076,084)	(1,466,134)	1,420,580	185,535	—	16,822,239
Equity Income	830,253	12,058,625	4,474,464	(358,054)	(62,299)	(636,821)	298,124	1,066,984	15,475,915
Financial Industries	152,030	2,649,454	1,065,147	(1,108,505)	(485,678)	46,010	33,333	258,995	2,166,428
Fundamental Large Cap Core	142,964	7,170,429	1,858,883	(330,747)	(131,641)	781,474	44,993	426,435	9,348,398
Health Sciences	586,044	2,823,234	869,899	(916,284)	(247,286)	301,031	—	82,579	2,830,594
High Yield	424,498	1,005,088	976,319	(729,491)	(71,581)	71,935	71,038	—	1,252,270
International Dynamic Growth	432,793	2,294,691	2,018,982	(264,090)	(186,572)	482,235	21,727	—	4,345,246
International Growth	198,682	4,295,344	1,613,687	(958,455)	(611,155)	468,682	—	538,097	4,808,103
International Small Company	415,348	3,336,464	905,651	(338,370)	(135,103)	434,683	57,069	68,618	4,203,325
International Strategic Equity Allocation	3,388,042	22,681,759	8,180,198	(1,594,474)	(179,561)	2,319,232	547,051	—	31,407,154
John Hancock Collateral Trust	53,472	309,606	2,171,941	(1,947,145)	90	45	21,324	—	534,537
Mid Cap Growth	828,800	9,225,622	3,370,230	(1,364,713)	(1,138,076)	1,476,990	—	653,830	11,570,053
Mid Value	883,917	10,831,155	5,010,955	(1,022,514)	(292,312)	(13,369)	64,208	1,925,496	14,513,915
Science & Technology	1,314,986	1,451,784	1,406,357	(861,745)	(958,950)	1,158,581	—	177,187	2,196,027
Short Duration Bond	311,586	—	4,438,373	(1,603,136)	9,429	18,814	103,720	—	2,863,480
Small Cap Growth	161,459	1,675,641	805,367	(208,853)	(205,845)	190,892	—	—	2,257,202
Small Cap Value	147,186	1,967,114	1,087,474	(224,998)	(81,500)	(134,071)	23,454	326,643	2,614,019
U.S. Sector Rotation	3,944,794	30,993,882	4,824,717	(2,048,888)	(273,908)	4,374,223	317,031	552,689	37,870,026
					$(9,852,909)	$20,922,186	$2,305,787	$8,599,996	$220,124,576
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	81

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager 2055 Lifetime Portfolio
Absolute Return Currency	—	$4,097,923	—	$(4,172,803)	$(151,311)	$226,191	—	—	—
Blue Chip Growth	420,137	17,926,787	$2,369,443	(3,606,691)	(1,900,864)	4,415,791	—	$838,043	$19,204,466
Bond	174,729	1,582,884	1,923,607	(1,127,029)	(130,104)	65,798	$68,453	—	2,315,156
Capital Appreciation	1,001,551	11,118,069	3,246,215	(2,565,111)	(2,112,260)	3,643,726	—	1,251,910	13,330,639
Capital Appreciation Value	1,038,804	9,631,927	2,357,668	(2,248,362)	(878,143)	590,027	146,612	1,079,599	9,453,117
Disciplined Value	763,748	14,605,492	2,785,372	(945,925)	(153,122)	900,157	209,256	800,130	17,191,974
Disciplined Value International	1,084,627	12,617,669	2,653,927	(1,869,520)	(171,883)	2,789,748	289,007	57,919	16,019,941
Emerging Markets Debt	269,510	1,583,066	1,518,280	(1,155,404)	(213,482)	226,879	105,772	—	1,959,339
Emerging Markets Equity	2,838,623	22,328,982	5,912,950	(2,925,944)	(2,059,325)	1,893,535	294,343	—	25,150,198
Equity Income	1,255,738	19,829,926	5,139,513	(416,233)	(60,830)	(1,085,420)	467,157	1,692,717	23,406,956
Financial Industries	227,533	4,378,656	1,368,113	(1,801,194)	(778,514)	75,279	52,881	410,883	3,242,340
Fundamental Large Cap Core	213,587	11,723,555	2,256,460	(957,486)	(340,668)	1,284,575	71,379	676,517	13,966,436
Health Sciences	875,536	4,615,949	1,033,019	(1,506,969)	(403,331)	490,173	—	131,007	4,228,841
High Yield	630,974	1,580,212	1,398,115	(1,111,356)	(130,699)	125,100	109,437	—	1,861,372
International Dynamic Growth	644,818	3,751,673	2,800,722	(536,215)	(332,946)	790,741	34,468	—	6,473,975
International Growth	295,907	6,989,575	2,044,090	(1,631,430)	(938,954)	697,673	—	853,664	7,160,954
International Small Company	620,801	5,441,784	1,070,087	(698,055)	(223,688)	692,374	90,537	108,860	6,282,502
International Strategic Equity Allocation	5,046,683	36,864,026	9,991,640	(3,424,844)	(371,858)	3,723,787	867,869	—	46,782,751
John Hancock Collateral Trust	72,745	454,442	3,055,245	(2,782,679)	130	63	30,925	—	727,201
Mid Cap Growth	1,234,070	15,250,191	4,016,545	(2,511,649)	(2,018,581)	2,491,115	—	1,037,269	17,227,621
Mid Value	1,318,919	17,707,429	6,314,517	(1,783,963)	(489,179)	(92,160)	101,863	3,054,703	21,656,644
Science & Technology	1,963,173	2,374,182	2,074,879	(1,461,057)	(1,590,904)	1,881,399	—	281,098	3,278,499
Short Duration Bond	465,423	—	6,766,057	(2,534,847)	14,949	31,079	159,073	—	4,277,238
Small Cap Growth	241,188	2,739,650	988,726	(318,971)	(307,457)	269,863	—	—	3,371,811
Small Cap Value	220,251	3,236,913	1,325,381	(301,335)	(108,594)	(240,702)	37,209	518,203	3,911,663
82	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
U.S. Sector Rotation	5,912,763	$50,755,603	$4,565,616	$(4,750,507)	$(650,019)	$6,841,833	$503,547	$877,855	$56,762,526
					$(16,501,637)	$32,728,624	$3,639,788	$13,670,377	$329,244,160
Multimanager 2050 Lifetime Portfolio
Absolute Return Currency	—	$6,499,182	—	$(6,617,873)	$(148,762)	$267,453	—	—	—
Blue Chip Growth	650,724	28,495,900	$3,055,106	(5,737,083)	(2,766,184)	6,696,834	—	$1,330,560	$29,744,573
Bond	265,299	2,495,098	2,888,875	(1,769,905)	(192,203)	93,353	$105,994	—	3,515,218
Capital Appreciation	1,546,145	17,780,240	4,191,758	(3,828,960)	(2,784,324)	5,220,470	—	1,957,757	20,579,184
Capital Appreciation Value	1,603,319	15,490,607	2,811,650	(3,242,564)	(1,198,854)	729,361	233,339	1,718,227	14,590,200
Disciplined Value	1,172,512	23,499,193	3,577,935	(1,841,256)	(206,048)	1,363,423	332,954	1,273,115	26,393,247
Disciplined Value International	1,672,863	20,035,057	3,575,938	(3,029,485)	(260,789)	4,387,472	451,887	90,561	24,708,193
Emerging Markets Debt	404,902	2,503,108	2,151,997	(1,736,908)	(338,972)	364,409	164,011	—	2,943,634
Emerging Markets Equity	4,376,154	35,654,853	7,675,274	(4,283,190)	(2,969,848)	2,695,637	468,491	—	38,772,726
Equity Income	1,914,206	31,905,052	7,263,696	(1,671,765)	(224,932)	(1,591,242)	737,224	2,693,350	35,680,809
Financial Industries	348,546	6,979,760	1,769,912	(2,699,097)	(1,091,914)	8,122	83,623	649,745	4,966,783
Fundamental Large Cap Core	331,432	18,854,999	2,556,981	(1,233,036)	(337,303)	1,830,679	112,749	1,068,615	21,672,320
Health Sciences	1,360,028	7,366,836	1,470,228	(2,420,299)	(581,591)	733,760	—	208,503	6,568,934
High Yield	947,950	2,503,108	2,221,020	(1,921,829)	(196,392)	190,545	169,664	—	2,796,452
International Dynamic Growth	995,550	5,953,171	4,297,495	(986,166)	(520,883)	1,251,704	54,853	—	9,995,321
International Growth	453,286	11,143,535	2,642,616	(2,422,657)	(1,301,477)	907,501	—	1,358,581	10,969,518
International Small Company	952,920	8,641,199	1,464,633	(1,206,713)	(329,367)	1,073,803	144,093	173,254	9,643,555
International Strategic Equity Allocation	7,730,827	58,665,333	14,070,548	(6,398,833)	(587,496)	5,915,214	1,381,249	—	71,664,766
John Hancock Collateral Trust	97,397	664,851	4,808,287	(4,499,747)	167	84	43,542	—	973,642
Mid Cap Growth	1,900,860	24,488,036	4,690,239	(3,323,412)	(2,857,332)	3,538,470	—	1,650,857	26,536,001
Mid Value	2,019,642	28,635,692	8,447,190	(3,046,075)	(738,968)	(135,311)	160,809	4,822,418	33,162,528
Science & Technology	3,024,224	3,789,145	3,165,060	(2,359,913)	(2,495,845)	2,952,007	—	447,379	5,050,454
Short Duration Bond	699,233	—	10,390,551	(4,036,764)	24,193	47,973	246,937	—	6,425,953
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	83

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Small Cap Growth	368,421	$4,368,924	$1,206,155	$(361,869)	$(340,973)	$278,287	—	—	$5,150,524
Small Cap Value	339,339	5,196,689	1,739,103	(363,501)	(134,132)	(411,505)	$58,743	$818,107	6,026,654
U.S. Sector Rotation	9,162,410	81,628,017	4,759,270	(8,179,435)	(1,042,595)	10,793,880	791,189	1,379,310	87,959,137
					$(23,622,824)	$49,202,383	$5,741,351	$21,640,339	$506,490,326
Multimanager 2045 Lifetime Portfolio
Absolute Return Currency	—	$10,543,559	—	$(10,734,366)	$62,147	$128,660	—	—	—
Blue Chip Growth	974,231	45,520,419	$2,849,134	(9,671,734)	(3,435,116)	9,269,401	—	$2,085,446	$44,532,104
Bond	1,329,581	10,110,557	10,664,777	(2,626,228)	(393,948)	(138,205)	$460,197	—	17,616,953
Capital Appreciation	2,302,631	28,362,359	4,855,639	(6,242,236)	(3,051,547)	6,723,799	—	2,994,426	30,648,014
Capital Appreciation Value	2,462,832	25,478,443	3,335,539	(5,650,168)	(1,381,994)	629,950	374,357	2,756,636	22,411,770
Disciplined Value	1,718,636	37,424,576	4,085,877	(4,497,444)	163,101	1,510,383	524,446	2,005,323	38,686,493
Disciplined Value International	2,588,588	32,343,210	4,741,619	(5,458,022)	90,624	6,516,009	724,772	145,249	38,233,440
Diversified Real Assets	718,376	5,339,331	3,943,685	(990,225)	(69,581)	2,198	127,771	178,748	8,225,408
Emerging Markets Debt	1,587,389	6,832,584	6,773,134	(2,065,782)	(586,342)	586,727	564,307	—	11,540,321
Emerging Markets Equity	6,111,848	54,700,829	7,282,034	(7,576,864)	(4,736,910)	4,481,880	718,397	—	54,150,969
Equity Income	2,853,693	50,807,225	8,851,339	(3,592,596)	100,861	(2,973,985)	1,148,694	4,271,283	53,192,844
Financial Industries	519,861	11,102,714	2,372,390	(4,416,569)	(647,830)	(1,002,688)	128,093	995,278	7,408,017
Fundamental Large Cap Core	488,960	29,722,080	2,992,140	(2,890,025)	(405,684)	2,554,586	170,859	1,619,383	31,973,097
Health Sciences	2,050,950	11,568,480	1,182,554	(3,065,866)	(281,381)	502,300	—	328,552	9,906,087
High Yield	2,292,326	5,582,721	2,591,314	(1,382,483)	(224,508)	195,319	382,946	—	6,762,363
International Dynamic Growth	1,524,988	9,587,153	6,033,991	(1,499,401)	(515,088)	1,704,225	88,659	—	15,310,880
International Growth	698,045	17,947,222	3,008,541	(3,429,265)	(765,744)	131,942	—	2,195,849	16,892,696
International Small Company	1,478,441	14,120,660	1,570,759	(1,942,581)	(18,930)	1,231,919	233,453	280,699	14,961,827
International Strategic Equity Allocation	11,690,854	93,183,409	16,818,280	(10,111,840)	(879,818)	9,364,189	2,198,047	—	108,374,220
John Hancock Collateral Trust	227,674	1,693,884	10,361,033	(9,779,547)	472	125	98,496	—	2,275,967
Mid Cap Growth	2,726,541	37,928,038	4,969,023	(5,784,910)	(3,699,012)	4,649,374	—	2,552,075	38,062,513
Mid Value	2,921,025	44,581,754	9,853,212	(5,228,280)	(103,157)	(1,140,305)	242,619	7,275,770	47,963,224
84	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Science & Technology	4,521,825	$5,949,637	$4,125,607	$(3,202,376)	$(3,290,395)	$3,968,975	—	$704,643	$7,551,448
Short Duration Bond	1,050,305	—	12,525,463	(2,978,604)	22,091	83,356	$381,882	—	9,652,306
Small Cap Growth	519,464	6,705,971	1,373,551	(713,716)	(265,213)	161,509	—	—	7,262,102
Small Cap Value	475,152	7,919,138	2,217,799	(871,137)	71,446	(898,555)	88,032	1,226,025	8,438,691
U.S. Sector Rotation	13,729,242	130,429,743	4,021,338	(17,404,225)	(2,133,416)	16,887,282	1,250,816	2,180,584	131,800,722
					$(26,374,872)	$65,130,370	$9,906,843	$33,795,969	$783,834,476
Multimanager 2040 Lifetime Portfolio
Absolute Return Currency	—	$13,241,255	—	$(13,483,199)	$(49,552)	$291,496	—	—	—
Blue Chip Growth	910,231	43,811,989	$2,633,085	(10,239,011)	(3,293,126)	8,693,719	—	$1,994,766	$41,606,656
Bond	2,582,326	22,574,931	16,411,006	(3,554,087)	(754,374)	(461,657)	$1,057,768	—	34,215,819
Capital Appreciation	2,155,612	26,760,572	4,897,962	(6,412,252)	(3,059,979)	6,504,896	—	2,843,223	28,691,199
Capital Appreciation Value	2,356,469	21,890,310	2,751,841	(2,817,848)	(580,091)	199,660	320,343	2,358,895	21,443,872
Core Bond	2,028,773	13,803,729	11,047,906	(2,170,974)	(393,977)	(254,205)	475,814	—	22,032,479
Disciplined Value	1,599,723	35,713,744	4,113,677	(5,389,486)	259,146	1,312,677	493,766	1,888,012	36,009,758
Disciplined Value International	2,572,820	31,871,236	4,129,806	(4,504,811)	139,263	6,365,054	704,764	141,239	38,000,548
Diversified Real Assets	1,980,053	18,943,186	5,640,864	(1,739,942)	(54,283)	(118,213)	449,348	628,625	22,671,612
Emerging Markets Debt	2,567,284	13,461,315	7,630,303	(2,472,640)	(726,562)	771,736	986,787	—	18,664,152
Emerging Markets Equity	5,340,439	48,531,416	6,630,406	(7,626,231)	(3,919,791)	3,700,486	646,482	—	47,316,286
Equity Income	2,660,910	48,319,057	7,792,846	(3,739,984)	137,651	(2,910,206)	1,087,567	4,061,890	49,599,364
Financial Industries	535,683	11,630,293	2,541,904	(4,773,129)	(680,549)	(1,085,030)	135,278	1,051,104	7,633,489
Fundamental Global Franchise	274,593	4,261,069	500,650	(1,841,874)	(560,688)	749,233	16,510	336,618	3,108,390
Fundamental Large Cap Core	378,337	23,666,839	2,437,964	(3,065,791)	363,082	1,337,389	135,497	1,284,220	24,739,483
Global Equity	264,994	4,243,368	349,554	(1,653,569)	(79,162)	226,988	40,981	254,562	3,087,179
Health Sciences	2,166,428	12,190,380	950,043	(2,905,721)	(264,401)	493,548	—	347,378	10,463,849
High Yield	4,544,200	12,072,716	3,631,224	(2,251,055)	(382,955)	335,460	810,600	—	13,405,390
International Dynamic Growth	1,544,336	9,435,023	6,209,079	(1,327,725)	(489,633)	1,678,387	87,795	—	15,505,131
International Growth	686,035	17,654,844	2,973,521	(3,443,579)	(440,474)	(142,266)	—	2,174,410	16,602,046
International Small Company	1,568,008	15,045,459	1,762,135	(2,246,038)	9,566	1,297,115	251,717	302,660	15,868,237
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	85

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Strategic Equity Allocation	11,554,427	$94,050,472	$15,773,641	$(11,292,036)	$(972,245)	$9,549,705	$2,224,260	—	$107,109,537
John Hancock Collateral Trust	210,831	1,613,217	13,689,142	(13,195,359)	363	225	94,607	—	2,107,588
Mid Cap Growth	2,433,049	34,311,764	5,127,835	(6,380,019)	(4,008,776)	4,914,563	—	$2,328,001	33,965,367
Mid Value	2,625,090	40,324,761	9,382,256	(5,494,371)	206,446	(1,315,115)	218,538	6,553,630	43,103,977
Science & Technology	4,653,001	6,227,732	4,381,648	(3,573,019)	(3,550,914)	4,285,065	—	742,619	7,770,512
Short Duration Bond	1,213,515	—	15,156,305	(4,132,913)	28,017	100,791	459,442	—	11,152,200
Small Cap Growth	427,632	5,589,376	1,227,867	(754,032)	(225,419)	140,508	—	—	5,978,300
Small Cap Value	397,431	6,653,687	1,897,446	(800,469)	73,084	(765,380)	73,401	1,022,257	7,058,368
Strategic Income Opportunities	468,282	4,356,413	1,214,635	(962,868)	(70,995)	9,832	171,995	—	4,547,017
U.S. Sector Rotation	13,687,649	132,135,358	3,821,167	(19,392,049)	(2,272,711)	17,109,667	1,263,022	2,201,865	131,401,432
					$(25,614,039)	$63,016,128	$12,206,282	$32,515,974	$824,859,237
Multimanager 2035 Lifetime Portfolio
Absolute Return Currency	—	$17,163,272	—	$(17,455,831)	$(96,327)	$388,886	—	—	—
Blue Chip Growth	909,130	44,340,820	$3,209,330	(11,310,812)	(2,605,389)	7,922,399	—	$2,037,275	$41,556,348
Bond	5,170,521	49,086,592	26,314,201	(4,368,370)	(946,744)	(1,576,273)	$2,205,004	—	68,509,406
Capital Appreciation	2,161,869	26,764,960	4,787,587	(6,327,489)	(2,857,934)	6,407,350	—	2,824,527	28,774,474
Capital Appreciation Value	3,765,342	34,228,455	4,270,118	(3,699,445)	(871,188)	336,676	499,395	3,677,373	34,264,616
Core Bond	4,835,371	36,479,687	21,368,248	(3,682,934)	(701,468)	(951,401)	1,220,099	—	52,512,132
Disciplined Value	1,564,119	36,445,360	3,755,439	(6,501,003)	279,369	1,229,149	501,166	1,916,308	35,208,314
Disciplined Value International	2,831,133	34,152,458	4,551,655	(3,989,700)	116,610	6,984,805	753,538	151,014	41,815,828
Diversified Real Assets	3,697,236	38,324,197	7,478,332	(3,124,943)	(51,978)	(292,255)	906,596	1,268,303	42,333,353
Emerging Markets Debt	4,252,217	24,895,812	8,533,173	(2,629,743)	(768,296)	882,670	1,687,297	—	30,913,616
Emerging Markets Equity	5,173,010	48,421,003	6,109,603	(8,503,725)	(4,054,790)	3,860,780	637,503	—	45,832,871
Equity Income	2,600,413	49,557,293	7,589,051	(5,849,820)	263,237	(3,088,063)	1,099,792	4,126,856	48,471,698
Financial Industries	589,790	11,554,181	2,387,917	(3,881,444)	(664,894)	(991,248)	129,966	1,009,831	8,404,512
Fundamental Global Franchise	451,849	6,348,126	693,670	(2,273,050)	(715,948)	1,062,129	24,336	496,187	5,114,927
86	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Fundamental Large Cap Core	325,528	$20,817,625	$2,164,476	$(3,157,773)	$442,511	$1,019,429	$122,012	$1,156,416	$21,286,268
Global Equity	554,603	7,622,023	637,510	(2,166,305)	(395,658)	763,558	73,045	453,730	6,461,128
Health Sciences	2,114,257	12,211,843	833,462	(3,059,200)	(85,438)	311,196	—	343,084	10,211,863
High Yield	8,247,465	23,190,077	4,039,090	(2,827,576)	(493,334)	421,766	1,501,325	—	24,330,023
International Dynamic Growth	1,698,288	10,110,316	6,877,294	(1,272,858)	(422,334)	1,758,398	92,976	—	17,050,816
International Growth	761,211	18,919,020	3,032,388	(2,985,240)	(418,804)	(126,059)	—	2,313,926	18,421,305
International Small Company	1,673,255	16,407,047	1,490,526	(2,363,580)	84,355	1,314,993	272,157	327,237	16,933,341
International Strategic Equity Allocation	11,985,158	99,308,669	14,913,805	(12,152,099)	(1,070,359)	10,102,395	2,338,005	—	111,102,411
John Hancock Collateral Trust	200,113	1,645,153	18,211,193	(17,856,517)	389	228	96,605	—	2,000,446
Mid Cap Growth	2,328,941	33,233,622	6,050,043	(7,712,038)	(3,784,476)	4,724,864	—	2,265,649	32,512,015
Mid Value	2,520,085	39,703,216	8,621,998	(5,796,854)	408,380	(1,556,946)	213,323	6,397,223	41,379,794
Science & Technology	5,069,863	6,218,908	4,406,456	(3,220,429)	(2,804,843)	3,866,579	—	732,390	8,466,671
Short Duration Bond	1,546,209	—	18,047,063	(3,999,228)	31,124	130,699	583,265	—	14,209,658
Small Cap Growth	371,022	4,963,956	1,024,387	(721,995)	(124,875)	45,421	—	—	5,186,894
Small Cap Value	342,826	5,895,236	1,554,680	(744,626)	79,955	(696,651)	64,561	899,146	6,088,594
Strategic Income Opportunities	1,256,001	13,075,531	1,795,702	(2,512,779)	(137,131)	(25,557)	499,346	—	12,195,766
U.S. Sector Rotation	13,463,670	134,385,557	3,851,529	(23,868,845)	(2,589,091)	17,472,084	1,286,856	2,243,416	129,251,234
					$(24,955,369)	$61,702,001	$16,808,168	$34,639,891	$960,800,322
Multimanager 2030 Lifetime Portfolio
Absolute Return Currency	—	$20,736,012	—	$(21,097,222)	$(147,649)	$508,859	—	—	—
Blue Chip Growth	723,238	38,064,867	$3,249,623	(12,292,620)	(2,092,635)	6,129,966	—	$1,746,288	$33,059,201
Bond	6,292,946	61,583,647	29,838,606	(4,812,565)	(967,093)	(2,261,066)	$2,811,193	—	83,381,529
Capital Appreciation	1,710,558	21,441,860	4,361,643	(5,932,735)	(2,246,557)	5,143,313	—	2,297,786	22,767,524
Capital Appreciation Value	4,577,745	46,162,793	5,703,015	(9,313,259)	(1,813,628)	918,561	678,158	4,993,722	41,657,482
Core Bond	7,856,378	56,040,923	35,159,993	(3,127,906)	(535,350)	(2,217,396)	1,994,115	—	85,320,264
Disciplined Value	1,268,741	30,598,593	3,001,885	(6,278,778)	335,752	901,915	418,682	1,600,913	28,559,367
Disciplined Value International	2,747,006	31,772,391	7,570,346	(5,635,404)	150,269	6,715,677	698,606	140,005	40,573,279
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	87

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Diversified Real Assets	5,644,596	$62,457,015	$9,453,886	$(6,698,137)	$(6,678)	$(575,462)	$1,451,886	$2,031,149	$64,630,624
Emerging Markets Debt	5,589,347	38,387,430	6,552,360	(4,505,367)	(1,377,105)	1,577,231	2,360,204	—	40,634,549
Emerging Markets Equity	4,160,862	41,809,529	3,896,316	(8,819,007)	(3,926,990)	3,905,388	546,305	—	36,865,236
Equity Income	2,112,320	41,249,585	6,042,668	(5,566,970)	266,233	(2,617,878)	910,347	3,460,139	39,373,638
Financial Industries	565,538	12,520,576	2,588,814	(5,202,863)	(915,608)	(931,996)	145,030	1,126,878	8,058,923
Floating Rate Income	1,061,098	13,137,299	2,201,056	(6,985,784)	(685,988)	472,037	820,001	—	8,138,620
Fundamental Global Franchise	1,078,067	14,541,074	1,633,960	(5,097,590)	(1,151,515)	2,277,785	55,812	1,137,949	12,203,714
Fundamental Large Cap Core	181,724	12,060,573	1,255,598	(2,234,828)	342,614	458,945	70,489	668,088	11,882,902
Global Equity	1,441,898	19,631,351	1,363,045	(5,350,934)	(843,927)	1,998,573	186,315	1,157,329	16,798,108
Health Sciences	2,334,659	13,239,285	980,266	(3,208,802)	37,379	228,277	—	374,442	11,276,405
High Yield	11,200,154	33,487,713	3,386,898	(3,723,279)	(639,082)	528,206	2,120,576	—	33,040,456
International Dynamic Growth	1,657,255	9,407,882	7,337,876	(1,400,097)	(455,681)	1,748,860	86,151	—	16,638,840
International Growth	725,393	17,479,725	2,901,671	(2,449,959)	(217,082)	(159,843)	—	2,149,127	17,554,512
International Small Company	1,735,442	17,541,043	1,743,604	(3,229,687)	128,125	1,379,585	291,940	351,023	17,562,670
International Strategic Equity Allocation	11,518,450	100,242,631	14,199,735	(16,754,112)	(1,424,971)	10,512,746	2,337,391	—	106,776,029
John Hancock Collateral Trust	258,531	2,075,768	17,587,393	(17,079,485)	506	251	124,065	—	2,584,433
Mid Cap Growth	2,040,172	30,620,487	5,657,519	(8,630,457)	(3,826,345)	4,659,592	—	2,083,226	28,480,796
Mid Value	2,207,634	36,437,094	8,252,490	(7,383,751)	697,740	(1,754,223)	195,476	5,862,030	36,249,350
Science & Technology	4,907,732	6,789,548	3,705,054	(3,527,489)	(2,900,104)	4,128,904	—	789,399	8,195,913
Short Duration Bond	4,211,228	15,186,236	28,830,700	(5,287,159)	(473,735)	445,146	1,543,605	—	38,701,188
Small Cap Growth	—	3,913,880	323,930	(3,903,602)	317,195	(651,403)	—	—	—
Small Cap Value	322,048	4,625,816	2,295,522	(740,275)	38,918	(500,405)	51,139	712,211	5,719,576
Strategic Income Opportunities	3,859,195	41,563,568	3,023,111	(6,608,047)	(580,414)	74,565	1,578,321	—	37,472,783
U.S. Sector Rotation	12,105,580	126,927,744	5,270,211	(29,495,131)	(3,461,549)	16,972,290	1,230,015	2,144,326	116,213,565
					$(28,374,955)	$60,017,000	$22,705,822	$34,826,030	$1,050,371,476
88	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager 2025 Lifetime Portfolio
Absolute Return Currency	—	$18,532,929	—	$(18,859,135)	$(140,539)	$466,745	—	—	—
Blue Chip Growth	335,869	20,018,970	$1,959,725	(8,207,333)	1,462,695	118,502	—	$895,216	$15,352,559
Bond	7,029,053	80,109,370	25,116,548	(8,144,842)	(1,709,340)	(2,236,782)	$3,415,244	—	93,134,954
Capital Appreciation	802,617	10,407,659	2,053,700	(3,092,225)	(992,281)	2,305,981	—	1,071,460	10,682,834
Capital Appreciation Value	4,604,495	48,970,680	5,906,745	(11,909,759)	(2,080,104)	1,013,344	706,240	5,200,505	41,900,906
Core Bond	8,191,778	69,419,410	27,255,966	(4,486,912)	(838,117)	(2,387,638)	2,322,941	—	88,962,709
Disciplined Value	539,919	15,790,325	1,406,369	(5,579,984)	447,685	89,193	210,485	804,830	12,153,588
Disciplined Value International	1,760,746	23,043,299	4,411,237	(6,105,281)	182,470	4,474,494	487,680	97,734	26,006,219
Diversified Real Assets	5,676,079	69,351,895	7,149,589	(10,884,265)	233,325	(859,444)	1,599,777	2,238,045	64,991,100
Emerging Markets Debt	5,376,403	40,392,257	4,737,870	(6,213,500)	(1,800,329)	1,970,151	2,390,619	—	39,086,449
Emerging Markets Equity	1,950,435	22,736,387	1,622,056	(7,101,467)	(1,530,236)	1,554,111	286,768	—	17,280,851
Equity Income	897,761	21,315,801	2,892,667	(6,320,716)	891,820	(2,045,304)	445,595	1,715,010	16,734,268
Financial Industries	383,812	9,453,621	1,865,318	(4,504,026)	(668,422)	(677,176)	103,986	807,964	5,469,315
Floating Rate Income	1,561,779	19,501,485	2,170,040	(9,368,874)	(818,504)	494,700	1,357,306	—	11,978,847
Fundamental Global Franchise	1,260,452	17,259,369	2,049,335	(6,434,855)	(931,510)	2,325,980	63,900	1,302,853	14,268,319
Fundamental Large Cap Core	112,749	8,563,157	863,087	(2,491,240)	(111,613)	549,235	49,335	467,587	7,372,626
Global Equity	1,306,229	18,821,449	1,280,866	(5,939,506)	(585,796)	1,640,559	171,248	1,063,741	15,217,572
Health Sciences	1,677,289	10,109,068	476,777	(2,678,578)	199,484	(5,445)	—	273,481	8,101,306
High Yield	11,106,319	36,618,514	2,585,273	(6,288,190)	(1,070,080)	918,124	2,199,786	—	32,763,641
International Dynamic Growth	1,143,943	6,816,437	5,804,544	(2,035,334)	(682,053)	1,581,596	59,453	—	11,485,190
International Growth	453,814	12,683,989	1,773,369	(3,179,805)	2,688	(297,931)	—	1,488,313	10,982,310
International Small Company	1,138,604	12,610,580	926,453	(3,044,648)	330,023	700,263	201,934	242,802	11,522,671
International Strategic Equity Allocation	7,409,916	72,607,399	7,347,838	(17,593,921)	(1,428,177)	7,756,781	1,610,900	—	68,689,920
John Hancock Collateral Trust	254,431	2,106,056	14,187,728	(13,751,053)	507	203	122,831	—	2,543,441
Mid Cap Growth	1,181,607	19,729,844	3,104,454	(6,774,944)	(2,394,438)	2,830,320	—	1,295,069	16,495,236
Mid Value	1,270,708	23,709,823	5,247,095	(7,340,398)	802,182	(1,553,675)	123,437	3,701,681	20,865,027
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	89

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Science & Technology	3,314,374	$5,055,332	$1,962,178	$(2,528,358)	$(1,756,965)	$2,802,817	—	$571,293	$5,535,004
Short Duration Bond	5,289,971	30,409,967	24,635,764	(6,092,952)	(554,621)	216,679	$2,019,435	—	48,614,837
Small Cap Growth	—	4,123,925	141,351	(3,928,062)	75,838	(413,052)	—	—	—
Small Cap Value	251,170	4,903,133	1,255,008	(1,186,989)	113,107	(623,487)	52,920	737,019	4,460,772
Strategic Income Opportunities	4,641,027	54,027,863	2,481,791	(10,773,937)	(861,485)	190,145	1,959,608	—	45,064,377
U.S. Sector Rotation	6,323,475	79,560,016	2,879,133	(28,864,603)	(3,525,580)	10,656,390	745,399	1,299,476	60,705,356
					$(19,738,366)	$33,556,379	$22,706,827	$25,274,079	$828,422,204
Multimanager 2020 Lifetime Portfolio
Absolute Return Currency	—	$10,382,613	—	$(10,562,653)	$(24,979)	$205,019	—	—	—
Blue Chip Growth	71,782	4,380,820	$649,383	(2,014,868)	693,310	(427,474)	—	$199,185	$3,281,171
Bond	4,451,862	58,797,554	10,027,066	(7,141,621)	(1,248,707)	(1,447,123)	$2,368,377	—	58,987,169
Capital Appreciation	171,752	1,698,236	955,303	(706,726)	(112,189)	451,394	—	182,120	2,286,018
Capital Appreciation Value	2,314,538	25,101,636	3,159,041	(6,603,130)	(1,112,651)	517,401	368,427	2,712,967	21,062,297
Core Bond	5,484,907	55,478,502	11,740,080	(5,255,191)	(879,750)	(1,517,552)	1,793,345	—	59,566,089
Disciplined Value	117,997	3,153,609	315,054	(928,058)	24,692	90,815	42,894	164,014	2,656,112
Disciplined Value International	792,108	9,036,510	3,681,701	(3,011,431)	98,265	1,894,390	191,964	38,471	11,699,435
Diversified Real Assets	3,192,588	40,840,168	4,645,994	(8,494,767)	431,537	(867,802)	958,972	1,341,576	36,555,130
Emerging Markets Debt	3,148,455	25,022,772	2,608,477	(4,885,046)	(1,371,050)	1,514,112	1,451,630	—	22,889,265
Emerging Markets Equity	660,229	9,161,157	745,454	(4,070,983)	(977,091)	991,096	115,191	—	5,849,633
Equity Income	196,317	4,256,878	653,957	(1,018,684)	148,155	(380,950)	90,112	350,402	3,659,356
Financial Industries	205,219	4,698,368	795,435	(1,904,208)	(261,435)	(403,789)	53,052	412,211	2,924,371
Floating Rate Income	1,206,706	14,997,000	1,748,998	(7,242,819)	(484,277)	236,534	1,097,989	—	9,255,436
Fundamental Global Franchise	653,161	9,117,834	1,266,899	(3,727,287)	(221,026)	957,366	34,280	698,940	7,393,786
Fundamental Large Cap Core	67,180	4,732,416	849,516	(1,451,841)	(78,659)	341,461	28,124	266,557	4,392,893
Global Equity	662,648	9,785,166	759,277	(3,369,888)	(127,510)	672,808	90,317	561,023	7,719,853
Global Shareholder Yield	380,582	4,688,578	494,260	(1,226,816)	132,927	(54,779)	133,226	257,002	4,034,170
Health Sciences	829,583	5,057,813	358,815	(1,515,631)	152,427	(46,538)	—	138,667	4,006,886
High Yield	6,587,873	23,078,716	1,592,361	(5,133,789)	(844,750)	741,689	1,354,395	—	19,434,227
90	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Dynamic Growth	551,475	$2,686,340	$3,481,832	$(1,032,310)	$(90,989)	$491,937	$23,326	—	$5,536,810
International Growth	203,377	5,015,177	1,140,060	(1,144,882)	(417,303)	328,665	—	$583,896	4,921,717
International Small Company	481,616	5,446,989	608,958	(1,631,965)	306,624	143,346	87,254	104,913	4,873,952
International Strategic Equity Allocation	3,303,562	31,903,400	4,062,843	(8,148,882)	(677,228)	3,483,884	709,315	—	30,624,017
John Hancock Collateral Trust	143,146	1,274,921	7,418,969	(7,263,316)	281	116	71,647	—	1,430,971
Mid Cap Growth	442,217	7,509,893	1,298,998	(2,783,189)	(62,301)	209,947	—	502,486	6,173,348
Mid Value	478,490	9,011,116	2,316,013	(3,163,389)	423,937	(730,866)	47,953	1,438,047	7,856,811
Science & Technology	1,751,121	2,557,429	1,198,245	(1,425,077)	(791,465)	1,385,239	—	290,664	2,924,371
Short Duration Bond	3,835,474	25,828,166	15,574,502	(5,848,724)	(518,814)	212,879	1,522,046	—	35,248,009
Small Cap Growth	—	1,546,844	125,878	(1,542,240)	(238,490)	108,008	—	—	—
Small Cap Value	133,348	1,834,964	1,396,164	(685,657)	15,877	(193,095)	20,303	282,757	2,368,253
Strategic Income Opportunities	2,555,190	30,549,443	1,226,863	(6,593,154)	(400,782)	28,523	1,104,698	—	24,810,893
U.S. Sector Rotation	2,804,116	33,895,682	3,294,223	(13,360,062)	(1,644,344)	4,734,011	325,103	566,763	26,919,510
					$(10,157,758)	$13,670,672	$14,083,940	$11,092,661	$441,341,959
Multimanager 2015 Lifetime Portfolio
Absolute Return Currency	—	$3,560,578	—	$(3,622,487)	$41,592	$20,317	—	—	—
Blue Chip Growth	27,949	1,575,366	$176,216	(611,828)	245,857	(108,067)	—	$68,615	$1,277,544
Bond	1,815,512	24,734,011	3,277,442	(2,833,976)	(508,542)	(613,403)	$983,819	—	24,055,532
Capital Appreciation	66,817	724,057	338,281	(301,903)	(11,320)	140,213	—	75,472	889,328
Capital Appreciation Value	830,969	9,219,164	1,164,448	(2,612,953)	(387,096)	178,258	130,376	960,042	7,561,821
Core Bond	2,181,090	22,953,396	3,641,160	(1,948,979)	(326,833)	(632,111)	731,682	—	23,686,633
Disciplined Value	46,220	1,188,244	125,129	(322,000)	6,117	42,927	15,509	59,302	1,040,417
Disciplined Value International	263,340	3,498,515	746,375	(1,047,311)	30,729	661,230	70,898	14,208	3,889,538
Diversified Real Assets	1,148,589	14,812,738	1,459,994	(2,968,526)	143,113	(295,975)	347,119	485,611	13,151,344
Emerging Markets Debt	1,194,015	9,583,620	810,108	(1,742,743)	(466,176)	495,680	544,610	—	8,680,489
Emerging Markets Equity	98,924	1,878,180	148,897	(1,152,857)	(137,101)	139,348	22,974	—	876,467
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	91

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Equity Income	76,913	$1,601,922	$273,980	$(355,403)	$52,724	$(139,562)	$34,239	$126,897	$1,433,661
Floating Rate Income	567,292	7,103,346	706,309	(3,351,357)	(122,479)	15,313	520,220	—	4,351,132
Fundamental Global Franchise	199,155	3,171,549	466,819	(1,582,345)	(52,905)	251,313	11,495	234,362	2,254,431
Fundamental Large Cap Core	21,090	1,416,017	254,099	(386,130)	10,695	84,420	8,098	76,749	1,379,101
Global Equity	242,987	3,940,193	273,460	(1,572,153)	(95,469)	284,764	34,769	215,972	2,830,795
Global Shareholder Yield	171,608	2,102,726	197,622	(517,941)	55,080	(18,442)	59,092	111,459	1,819,045
High Yield	2,510,279	8,768,457	558,485	(1,877,905)	(313,972)	270,257	512,807	—	7,405,322
International Dynamic Growth	162,436	1,037,521	768,680	(304,896)	(68,413)	197,964	8,773	—	1,630,856
International Growth	64,861	1,926,309	300,324	(609,377)	(103,460)	55,846	—	219,615	1,569,642
International Small Company	129,946	1,459,799	131,933	(396,729)	74,353	45,696	22,708	27,303	1,315,052
International Strategic Equity Allocation	1,017,769	9,789,916	1,303,083	(2,508,516)	(236,505)	1,086,745	211,371	—	9,434,723
John Hancock Collateral Trust	35,354	316,506	2,705,913	(2,669,085)	30	59	17,724	—	353,423
Mid Cap Growth	105,773	1,817,591	327,809	(712,738)	59,824	(15,892)	—	116,809	1,476,594
Mid Value	113,994	2,180,990	465,044	(705,829)	115,471	(183,895)	11,218	336,401	1,871,781
Short Duration Bond	1,712,085	12,724,824	5,638,643	(2,466,955)	(215,860)	53,409	682,394	—	15,734,061
Strategic Income Opportunities	962,949	11,484,492	491,586	(2,481,889)	(123,970)	(19,986)	410,842	—	9,350,233
U.S. Sector Rotation	853,112	10,096,984	1,008,883	(3,902,795)	(456,018)	1,442,822	92,730	161,659	8,189,876
					$(2,790,534)	$3,439,248	$5,485,467	$3,290,476	$157,508,841
Multimanager 2010 Lifetime Portfolio
Absolute Return Currency	—	$3,411,268	—	$(3,471,789)	$95,714	$(35,193)	—	—	—
Blue Chip Growth	20,994	768,305	$432,818	(357,045)	(6,742)	122,317	—	$34,008	$959,653
Bond	1,434,155	19,632,592	3,513,124	(3,261,801)	(572,053)	(309,308)	$785,524	—	19,002,554
Capital Appreciation Value	591,154	6,208,910	1,157,972	(1,851,260)	(288,554)	152,435	91,692	675,186	5,379,503
Core Bond	1,806,150	19,582,176	4,005,701	(3,164,270)	(541,262)	(267,556)	622,649	—	19,614,789
Disciplined Value International	165,640	2,173,166	747,090	(930,074)	24,824	431,502	45,919	9,202	2,446,508
Diversified Real Assets	853,174	10,715,197	2,952,461	(3,830,184)	100,347	(168,984)	251,989	352,525	9,768,837
92	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Emerging Markets Debt	931,984	$7,233,791	$1,116,552	$(1,607,052)	$(421,359)	$453,594	$422,171	—	$6,775,526
Emerging Markets Equity	—	354,841	78,661	(428,110)	(1,258)	(4,134)	4,479	—	—
Equity Income	34,443	915,280	254,346	(480,837)	64,002	(110,772)	19,332	$74,901	642,019
Floating Rate Income	527,527	6,237,675	1,008,179	(3,094,292)	(192,914)	87,485	484,205	—	4,046,133
Fundamental Global Franchise	152,332	2,141,162	511,594	(1,096,879)	(15,312)	183,830	7,960	162,295	1,724,395
Fundamental Large Cap Core	13,320	1,047,879	324,270	(537,395)	(13,702)	49,938	6,155	58,336	870,990
Global Equity	170,277	2,445,729	455,207	(1,061,714)	(39,793)	184,296	22,641	140,638	1,983,725
Global Shareholder Yield	156,437	1,863,581	421,719	(664,039)	33,505	3,462	53,920	102,862	1,658,228
High Yield	1,975,395	6,668,336	770,521	(1,582,292)	(270,758)	241,608	399,013	—	5,827,415
International Dynamic Growth	107,626	646,648	671,683	(326,048)	(115,223)	203,504	5,702	—	1,080,564
International Growth	40,420	1,206,985	378,896	(576,228)	(73,464)	41,974	—	142,223	978,163
International Small Company	64,353	707,646	160,823	(277,774)	36,782	23,779	11,426	13,739	651,256
International Strategic Equity Allocation	658,610	5,934,797	1,749,803	(2,123,429)	(204,978)	749,117	133,622	—	6,105,310
John Hancock Collateral Trust	36,741	269,294	2,072,343	(1,974,429)	47	31	17,042	—	367,286
Mid Cap Growth	38,795	688,723	263,657	(427,350)	(9,523)	26,077	—	45,908	541,584
Mid Value	41,979	814,158	333,433	(426,579)	36,772	(68,495)	4,456	133,625	689,289
Short Duration Bond	1,618,861	11,663,172	6,388,120	(3,023,744)	(260,719)	110,499	637,832	—	14,877,328
Strategic Income Opportunities	750,299	8,648,294	535,856	(1,792,006)	(78,864)	(27,872)	316,173	—	7,285,408
U.S. Sector Rotation	440,501	6,000,713	929,806	(3,207,237)	(406,979)	912,505	57,154	99,638	4,228,808
					$(3,121,464)	$2,985,639	$4,401,056	$2,045,086	$117,505,271
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of Multimanager 2065 Lifetime Portfolio, Multimanager 2060 Lifetime Portfolio, Multimanager 2055 Lifetime Portfolio, Multimanager 2050 Lifetime Portfolio, Multimanager 2045 Lifetime Portfolio, Multimanager 2040 Lifetime Portfolio, Multimanager 2035 Lifetime Portfolio, Multimanager 2030 Lifetime Portfolio, Multimanager 2025 Lifetime Portfolio, Multimanager 2020 Lifetime Portfolio, Multimanager 2015 Lifetime Portfolio and Multimanager 2010 Lifetime Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of Multimanager 2065 Lifetime Portfolio, Multimanager 2060 Lifetime Portfolio, Multimanager 2055 Lifetime Portfolio, Multimanager 2050 Lifetime Portfolio, Multimanager 2045 Lifetime Portfolio, Multimanager 2040 Lifetime Portfolio, Multimanager 2035 Lifetime Portfolio, Multimanager 2030 Lifetime Portfolio, Multimanager 2025 Lifetime Portfolio, Multimanager 2020 Lifetime Portfolio, Multimanager 2015 Lifetime Portfolio and Multimanager 2010 Lifetime Portfolio (twelve of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Portfolios") as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
94	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2023.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources:
Portfolio	Foreign sourced income	Foreign tax credit
Multimanager 2065 Lifetime Portfolio	$234,778	$35,758
Multimanager 2060 Lifetime Portfolio	1,276,675	193,748
Multimanager 2055 Lifetime Portfolio	2,031,314	308,064
Multimanager 2050 Lifetime Portfolio	3,223,480	489,214
Multimanager 2045 Lifetime Portfolio	5,082,013	768,413
Multimanager 2040 Lifetime Portfolio	4,963,195	741,928
Multimanager 2035 Lifetime Portfolio	5,186,979	764,336
Multimanager 2030 Lifetime Portfolio	5,084,904	733,432
Multimanager 2025 Lifetime Portfolio	3,361,254	476,843
Multimanager 2020 Lifetime Portfolio	1,444,737	200,993
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multimanager 2065 Lifetime Portfolio	$1,143,704
Multimanager 2060 Lifetime Portfolio	22,159,811
Multimanager 2055 Lifetime Portfolio	37,367,003
Multimanager 2050 Lifetime Portfolio	71,823,120
Multimanager 2045 Lifetime Portfolio	145,127,077
Multimanager 2040 Lifetime Portfolio	146,790,668
Multimanager 2035 Lifetime Portfolio	156,081,698
Multimanager 2030 Lifetime Portfolio	156,015,946
Multimanager 2025 Lifetime Portfolio	117,210,529
Multimanager 2020 Lifetime Portfolio	51,567,174
Multimanager 2015 Lifetime Portfolio	16,018,813
Multimanager 2010 Lifetime Portfolio	8,555,060
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	95

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report (the Funds).  The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement between the Advisor and Manulife Investment Management (US) (the Subadvisor) with respect to each of the Funds identified in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the Funds. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Funds by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex (the John Hancock Fund Complex).
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In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g)the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)reviewed information prepared by management regarding the Funds’ performance;
(b)considered the comparative performance of each Fund’s respective benchmark index;
(c)considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective peer group and benchmark index and concluded that the performance of the Funds have generally been in line with or generally outperformed the historical performance of comparable funds over the longer term as noted in Appendix A.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds.  In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management’s discussion of the Funds’ expenses, as well as any actions taken over the past several years to reduce the Funds’ operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and a Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)reviewed financial information of the Advisor;
(b)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
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(c)received and reviewed profitability information with respect to the John Hancock fund complex as a whole and with respect to each Fund;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the Funds;
(h)noted that the funds’ Subadvisor is an affiliate of the Advisor;
(i)noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement;
(b)reviewed the Trust’s advisory fee structure and concluded that (i) the Funds’ fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure; and
(c)considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds; and;
(3)the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to a Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and
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organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s respective peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)the performance of each Fund has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile over the longer term, as noted in Appendix A;
(3)the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)noted that the subadvisory fees are paid by the Advisor and not the Funds and the advisory fee for each of the funds contains breakpoints that permit shareholders to benefit from economies of scale.
In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and that the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.
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APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2022	Fees and expenses	Comments
Multimanager 2010 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three-, five- and ten-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three-, five- and ten-year periods and peer group median for the one-, three-, five- and ten-year periods.
Multimanager 2015 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three-, five- and ten-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are equal to the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index index for the three-, five- and ten-year periods and peer group median for the one-, three-, five- and ten-year periods.
Multimanager 2020 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three-, ﬁve- and ten-year periods.
Multimanager 2025 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three-, ﬁve- and ten-year periods.
Multimanager 2030 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three- and ten-year periods, underperformed for the one-year period and performed in-line with the benchmark index for the five-year period.
Lipper Category – The fund outperformed the median for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for three-, five- and ten-year periods and peer group median for the three-, ﬁve- and ten-year periods.
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Portfolio (subadvisor)	Performance of fund, as of 12.31.2022	Fees and expenses	Comments
Multimanager 2035 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the ten-year period and underperformed for the one-, three- and five-year periods.
Lipper Category – The fund outperformed the median for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the ten-year period and relative to the peer group median for the three-, ﬁve- and ten-year periods.
Multimanager 2040 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the ten-year period and underperformed for the one-, three- and five-year periods.
Lipper Category – The fund outperformed the median for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index index for the ten-year period and peer group median for the three-, ﬁve- and ten-year periods.
Multimanager 2045 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three-, ﬁve- and ten-year periods.
Lipper Category – The fund outperformed the median for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the three-, ﬁve- and ten-year periods.
Multimanager 2050 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three-, five- and ten-year periods.
Lipper Category – The fund outperformed the median for the three-, five- and ten-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the three-, five- and ten-year periods.
Multimanager 2055 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and five-year periods.
Lipper Category – The fund outperformed the median for the three- and five-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the three- and five-year periods.
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Portfolio (subadvisor)	Performance of fund, as of 12.31.2022	Fees and expenses	Comments
Multimanager 2060 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and five-year periods.
Lipper Category – The fund outperformed the median for the three- and five-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the three- and five-year periods.
Multimanager 2065 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-year period and for the period since inception on September 30, 2020.
Lipper Category – The fund underperformed the median for the one-year period and for the period since its inception on September 30, 2020.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and the peer group median for the one-year period and for the period since its inception on September 30, 2020.
The Board noted the Fund’s relatively limited performance history.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multimanager 2065 Lifetime Portfolio, John Hancock Multimanager 2060 Lifetime Portfolio, John Hancock Multimanager 2055 Lifetime Portfolio, John Hancock Multimanager 2050 Lifetime Portfolio, John Hancock Multimanager 2045 Lifetime Portfolio, John Hancock Multimanager 2040 Lifetime Portfolio, John Hancock Multimanager 2035 Lifetime Portfolio, John Hancock Multimanager 2030 Lifetime Portfolio, John Hancock Multimanager 2025 Lifetime Portfolio, John Hancock Multimanager 2020 Lifetime Portfolio, John Hancock Multimanager 2015 Lifetime Portfolio and John Hancock Multimanager 2010 Lifetime Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Portfolios’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	103

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
104	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	105

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
106	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Geoffrey Kelley, CFA1
David Kobuszewski, CFA1
Robert E. Sykes, CFA
Nathan W. Thooft, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
1 Effective January 1, 2023, Geoffrey Kelley and David Kobuszewski were added as portfolio managers of the portfolios.
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with  the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	107

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NOT PART OF THE SHAREHOLDER REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multimanager Lifetime Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099638	LCA 8/23
10/23

Annual report
John Hancock
Lifetime Blend Portfolios (formerly John Hancock Multi-Index Lifetime Portfolios)
Target date
August 31, 2023

A message to shareholders
Dear shareholder,
Global equities shook off a number of concerns to register gains during the 12 months ended August 31, 2023. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely recede at some point within the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022. A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, reflecting better-than-expected economic conditions. Value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes.
The global bond markets struggled in the rising-rate environment. While credit-sensitive market segments such as high-yield bonds and emerging-market debt held up well, the benefit was outweighed by pronounced weakness in longer-term government issues in the developed markets.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Lifetime Blend Portfolios

2	Lifetime Blend Portfolios’ strategy at a glance
3	Management’s discussion of portfolio performance
6	2065 Lifetime Blend Portfolio (formerly Multi-Index 2065 Lifetime Portfolio)
7	2060 Lifetime Blend Portfolio (formerly Multi-Index 2060 Lifetime Portfolio)
8	2055 Lifetime Blend Portfolio (formerly Multi-Index 2055 Lifetime Portfolio)
9	2050 Lifetime Blend Portfolio (formerly Multi-Index 2050 Lifetime Portfolio)
10	2045 Lifetime Blend Portfolio (formerly Multi-Index 2045 Lifetime Portfolio)
11	2040 Lifetime Blend Portfolio (formerly Multi-Index 2040 Lifetime Portfolio)
12	2035 Lifetime Blend Portfolio (formerly Multi-Index 2035 Lifetime Portfolio)
13	2030 Lifetime Blend Portfolio (formerly Multi-Index 2030 Lifetime Portfolio)
14	2025 Lifetime Blend Portfolio (formerly Multi-Index 2025 Lifetime Portfolio)
15	2020 Lifetime Blend Portfolio (formerly Multi-Index 2020 Lifetime Portfolio)
16	2015 Lifetime Blend Portfolio (formerly Multi-Index 2015 Lifetime Portfolio)
17	2010 Lifetime Blend Portfolio (formerly Multi-Index 2010 Lifetime Portfolio)
18	Your expenses
21	Portfolios’ investments
30	Financial statements
40	Financial highlights
52	Notes to financial statements
72	Report of independent registered public accounting firm
73	Tax information
74	Evaluation of advisory and subadvisory agreements by the Board of Trustees
81	Statement regarding liquidity risk management
82	Trustees and Officers
85	More information
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	1

Lifetime Blend Portfolios’ strategy at a glance
A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Lifetime Blend Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.
Portfolios with dates further off initially invest more aggressively in stock funds.
As a portfolio approaches its target date,1 the allocation will gradually migrate to more conservative fixed-income funds.
Once the target date is reached, the allocation will continue to become increasingly conservative until it reaches the end of its glide path, investing primarily in fixed-income funds.
JOHN HANCOCK LIFETIME BLEND PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Lifetime Blend Portfolios adjusts over time.
The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.
1 Based on an estimated retirement date.
2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.
2	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

Management’s discussion of portfolio performance
Effective February 1, 2023, John Hancock Multi-Index Lifetime Portfolios were renamed John Hancock Lifetime Blend Portfolios.
Can you describe investment conditions during the 12 months ended August 31, 2023?
Financial assets produced mixed results during the period. On the positive side, global equities shook off a number of concerns to register a robust gain. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely end at some point in 2023. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022. Together, these factors helped stocks overcome potential headwinds such as the ongoing war in Ukraine, short-lived turmoil in the U.S. and European banking sectors in March, and growing competition from rising yields on lower-risk investments.
A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, reflecting better-than-expected economic conditions in the region. On the other hand, value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes. The relative weakness in emerging-market stocks reflected China’s unexpectedly soft reopening from its stringent COVID-19 lockdown policies, as well as concerns about ongoing instability in the nation’s real estate sector.
The global bond markets struggled in the rising-rate environment. While credit-sensitive categories such as high-yield bonds and emerging-market debt held up well, the benefit was outweighed by pronounced weakness in longer-term government issues in the developed markets.

2065-2010 LIFETIME BLEND PORTFOLIOS’ CLASS A SHARE RETURNS (%)

For the twelve months ended 8/31/2023
Total returns for the portfolios exclude sales charges and assume all distributions are reinvested. The deduction of a class’ maximum sales charge would reduce the performance shown above.
Past performance does not guarantee future results.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	3

What elements of the portfolios’ positioning helped and hurt results?
All of the portfolios delivered positive absolute returns but underperformed their respective benchmarks during the period. One reason for the shortfall was that even diversified indexes, including the portfolios’ benchmarks, gained a substantial boost from the handful of strong-performing U.S. technology giants. As a result, the portfolios faced a headwind to relative performance by being broadly diversified away from this area. With this as background, asset allocation detracted from performance (across most portfolios, except John Hancock Lifetime Blend 2010, 2015, and 2020 Portfolios). Most notably, the portfolios were hurt by an underweight in U.S. large-cap stocks and corresponding overweights in domestic small caps and defensive equities. Although out-of-benchmark positions in defensive stocks registered gains, they did not keep pace with the broader market given investors’ robust appetite for risk from the start of 2023 onward.
An allocation to real assets—which consists of real estate investment trusts (REITs), natural resource equities, and infrastructure stocks—detracted in all portfolios except for John Hancock Lifetime Blend 2050, 2055, 2060, and 2065 Portfolios. While the resources sectors performed well, both REITs and infrastructure stocks were pressured by the rising-rate environment.
Positioning in the international markets was also a modest detractor for all portfolios except for John Hancock Lifetime Blend 2010, 2015, and 2025 Portfolios, due largely to an underweight in developed-market stocks. An underweight in the emerging markets contributed in John Hancock Lifetime Blend 2010, 2015, 2020, 2025, 2030, 2035, and 2040 Portfolios. However, all other portfolios were hurt by an overweight in the asset class.
Asset allocation had a mixed effect on results in fixed income. While we benefited from a tilt toward credit-oriented market segments over core bonds, an allocation to U.S. Treasury STRIPS was a meaningful detractor due to the category’s above-average interest-rate sensitivity.
The majority of the individual investment products in the portfolios are passively implemented strategies. However, a limited number have the ability to make active allocations decisions regarding sectors, countries, and regions. This element of our strategy detracted from results across all portfolios.

MARKET INDEX TOTAL RETURNS
For the twelve months ended 8/31/2023
U.S. Stocks	S&P 500 Index	15.94%
	Russell Midcap Index	8.38%
	Russell 2000 Index	4.65%
	FTSE NAREIT All Equity REIT Index	-7.71%
International Stocks	MSCI EAFE Index	17.92%
	MSCI Emerging Markets Index	1.25%
	MSCI EAFE Small Cap Index	9.18%
Fixed Income	Bloomberg U.S. Aggregate Bond Index	-1.19%
	ICE Bank of America U.S. High Yield Index	7.01%
	JPMorgan Global Government Bonds Unhedged Index	-1.61%
Market index total returns are included here as broad measures of market performance.
4	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

Can you tell us about changes to the portfolio management team?
Effective January 1, 2023, Geoffrey Kelley, CFA, and David Kobuszewski, CFA, were added to the team.
MANAGED BY

Nathan W. Thooft, CFA
Robert E. Sykes, CFA
Geoffrey Kelley, CFA
David Kobuszewski, CFA
Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures,which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	5

2065 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2065 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2065 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	52.1
Equity	52.1
Large blend	28.5
International equity	23.6
Unaffiliated investment companies	45.5
Equity	42.4
Fixed income	3.1
U.S. Government	1.9
Short-term investments	0.5
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20
Average annual total returns
1 year	4.77	10.52	10.78	10.72	12.95	11.20
Since inception	6.47	8.48	8.67	8.66	9.10	8.51
Cumulative returns
Since inception	20.25	27.03	27.69	27.66	29.16	27.15
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.97	1.91	1.56	1.60
Net (%)	0.73	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 6-21-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
6	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

2060 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2060 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2060 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	52.2
Equity	52.2
Large blend	28.5
International equity	23.7
Unaffiliated investment companies	45.6
Equity	42.6
Fixed income	3.0
U.S. Government	2.0
Short-term investments	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	4.87	10.55	10.84	10.78	12.95	11.20
5 year	5.41	6.50	6.72	6.67	6.89	7.40
Since inception	8.03	8.76	8.95	8.90	9.23	10.06
Cumulative returns
5 year	30.13	36.98	38.45	38.10	39.56	42.87
Since inception	77.46	86.52	89.02	88.38	92.60	103.70
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.16	1.10	0.75	0.79
Net (%)	0.73	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A and Class R4 shares were first offered on 6-21-21 and 4-7-17, respectively. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	7

2055 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2055 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2055 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2055 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	51.9
Equity	51.9
Large blend	28.4
International equity	23.5
Unaffiliated investment companies	45.3
Equity	42.4
Fixed income	2.9
U.S. Government	2.1
Short-term investments	0.7
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	4.80	10.57	10.77	10.70	12.85	11.20
5 year	5.42	6.48	6.72	6.66	6.87	7.40
Since inception	6.95	7.47	7.67	7.63	7.72	8.55
Cumulative returns
5 year	30.18	36.86	38.44	38.06	39.38	42.87
Since inception	88.57	97.33	100.91	100.05	101.64	116.80
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.08	1.03	0.68	0.72
Net (%)	0.73	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 3-26-14 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
8	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

2050 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2050 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2050 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2050 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	52.1
Equity	52.1
Large blend	28.5
International equity	23.6
Unaffiliated investment companies	45.6
Equity	42.6
Fixed income	3.0
U.S. Government	2.1
Short-term investments	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	4.86	10.49	10.71	10.82	12.77	11.20
5 year	5.45	6.47	6.72	6.70	6.82	7.40
Since inception	7.20	7.68	7.89	7.85	7.78	8.66
Cumulative returns
5 year	30.36	36.81	38.44	38.29	39.05	42.87
Since inception	97.93	106.73	110.77	109.99	108.65	125.93
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.07	1.01	0.66	0.70
Net (%)	0.73	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	9

2045 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2045 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2045 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2045 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	50.7
Equity	50.7
Large blend	27.8
International equity	22.9
Unaffiliated investment companies	46.2
Equity	40.7
Fixed income	5.5
U.S. Government	2.6
Short-term investments	0.5
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	4.41	10.11	10.38	10.33	12.36	10.79
5 year	5.39	6.42	6.68	6.63	6.68	7.33
Since inception	7.15	7.63	7.85	7.79	7.60	8.62
Cumulative returns
5 year	30.01	36.52	38.16	37.85	38.15	42.42
Since inception	96.89	105.79	109.92	108.87	105.25	125.21
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.06	1.00	0.65	0.69
Net (%)	0.73	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
10	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

2040 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2040 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2040 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2040 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	45.7
Equity	45.7
Large blend	25.1
International equity	20.6
Unaffiliated investment companies	50.2
Equity	38.6
Fixed income	11.6
U.S. Government	3.9
Short-term investments	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	3.28	8.88	9.18	9.04	11.43	9.64
5 year	5.03	6.08	6.32	6.26	6.36	6.90
Since inception	6.96	7.46	7.66	7.61	7.32	8.39
Cumulative returns
5 year	27.80	34.33	35.83	35.50	36.11	39.58
Since inception	93.60	102.70	106.46	105.39	100.12	120.50
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.05	1.00	0.65	0.69
Net (%)	0.73	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	11

2035 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2035 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2035 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2035 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	40.9
Equity	40.9
Large blend	22.4
International equity	18.5
Unaffiliated investment companies	54.1
Equity	34.9
Fixed income	19.2
U.S. Government	4.8
Short-term investments	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	2.19	7.61	7.90	7.94	10.09	8.31
5 year	4.47	5.50	5.75	5.72	5.85	6.36
Since inception	6.48	6.96	7.18	7.13	6.88	7.90
Cumulative returns
5 year	24.42	30.67	32.25	32.05	32.86	36.09
Since inception	85.25	93.65	97.47	96.67	92.10	110.87
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.05	0.99	0.64	0.68
Net (%)	0.73	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
12	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

2030 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2030 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2030 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2030 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	34.4
Equity	34.4
Large blend	18.9
International equity	15.5
Unaffiliated investment companies	56.4
Equity	29.3
Fixed income	27.1
U.S. Government	5.7
Short-term investments	3.5
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	0.97	6.37	6.76	6.62	8.61	7.09
5 year	3.97	4.99	5.24	5.19	5.21	5.85
Since inception	5.94	6.42	6.64	6.58	6.28	7.37
Cumulative returns
5 year	21.46	27.57	29.08	28.79	28.92	32.90
Since inception	76.17	84.19	87.95	86.90	81.76	101.02
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.07	1.01	0.66	0.70
Net (%)	0.74	0.58	0.33	0.37
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	13

2025 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2025 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2025 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2025 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	26.5
Equity	26.5
Large blend	14.1
International equity	12.4
Unaffiliated investment companies	64.6
Fixed income	37.7
Equity	26.9
U.S. Government	6.6
Short-term investments	2.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-0.19	5.32	5.50	5.45	7.16	5.90
5 year	3.43	4.47	4.69	4.65	4.63	5.28
Since inception	5.32	5.81	6.01	5.96	5.68	6.76
Cumulative returns
5 year	18.37	24.46	25.78	25.50	25.41	29.31
Since inception	66.36	74.09	77.40	76.49	72.05	90.05
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.08	1.02	0.67	0.71
Net (%)	0.76	0.60	0.35	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
14	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

2020 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2020 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2020 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2020 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	17.7
Equity	17.7
Large blend	9.7
International equity	8.0
Unaffiliated investment companies	72.0
Fixed income	45.3
Equity	26.7
U.S. Government	7.1
Short-term investments	3.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-0.74	4.68	4.94	4.79	6.31	5.20
5 year	2.85	3.85	4.12	4.06	4.02	4.60
Since inception	4.61	5.07	5.30	5.24	5.07	5.97
Cumulative returns
5 year	15.08	20.81	22.37	22.00	21.78	25.21
Since inception	55.60	62.54	66.04	65.07	62.56	76.62
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.13	1.07	0.72	0.76
Net (%)	0.77	0.61	0.36	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	15

2015 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2015 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2015 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2015 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	15.4
Equity	15.4
Large blend	9.2
International equity	6.2
Unaffiliated investment companies	71.8
Fixed income	49.7
Equity	22.1
U.S. Government	7.4
Short-term investments	5.4
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-0.96	4.45	4.61	4.71	5.51	4.86
5 year	2.58	3.59	3.85	3.81	3.86	4.26
Since inception	4.09	4.57	4.77	4.73	4.71	5.27
Cumulative returns
5 year	13.57	19.29	20.80	20.57	20.87	23.20
Since inception	48.19	55.02	58.04	57.41	57.10	65.54
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.30	1.25	0.90	0.94
Net (%)	0.78	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
16	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

2010 Lifetime Blend Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock 2010 Lifetime Blend Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2010 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2010 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and Morningstar LSTA US Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of total investments)
Affiliated investment companies	11.6
Equity	11.6
Large blend	6.7
International equity	4.9
Unaffiliated investment companies	76.7
Fixed income	56.4
Equity	20.3
U.S. Government	7.6
Short-term investments	4.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-1.19	4.19	4.46	4.43	5.28	4.51
5 year	2.43	3.47	3.69	3.64	3.61	3.94
Since inception	3.77	4.25	4.46	4.40	4.24	4.75
Cumulative returns
5 year	12.74	18.59	19.85	19.59	19.38	21.29
Since inception	43.84	50.53	53.40	52.63	50.30	57.66
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.43	1.38	1.03	1.07
Net (%)	0.78	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	17

Your expenses
As a shareholder of a John Hancock Funds II Lifetime Blend Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2023 through August 31, 2023).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio[2]
2065 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,074.30	$2.25	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	1,076.20	1.31	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Class R6	Actual expenses/actual returns	1,000.00	1,077.10	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	1,076.10	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
2060 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,075.00	$2.25	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	1,075.80	1.41	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Class R6	Actual expenses/actual returns	1,000.00	1,077.50	0.10	0.02%
	Hypothetical example	1,000.00	1,025.10	0.10	0.02%
Class 1	Actual expenses/actual returns	1,000.00	1,076.60	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
18	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio[2]
2055 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,075.00	$2.25	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	1,076.00	1.41	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Class R6	Actual expenses/actual returns	1,000.00	1,076.90	0.10	0.02%
	Hypothetical example	1,000.00	1,025.10	0.10	0.02%
Class 1	Actual expenses/actual returns	1,000.00	1,076.90	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
2050 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,074.90	$2.25	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	1,076.00	1.41	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Class R6	Actual expenses/actual returns	1,000.00	1,076.90	0.10	0.02%
	Hypothetical example	1,000.00	1,025.10	0.10	0.02%
Class 1	Actual expenses/actual returns	1,000.00	1,077.70	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
2045 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,072.10	$2.25	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	1,073.30	1.41	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Class R6	Actual expenses/actual returns	1,000.00	1,074.90	0.10	0.02%
	Hypothetical example	1,000.00	1,025.10	0.10	0.02%
Class 1	Actual expenses/actual returns	1,000.00	1,074.00	0.37	0.07%
	Hypothetical example	1,000.00	1,024.90	0.36	0.07%
2040 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,065.20	$2.34	0.45%
	Hypothetical example	1,000.00	1,022.90	2.29	0.45%
Class R4	Actual expenses/actual returns	1,000.00	1,066.10	1.51	0.29%
	Hypothetical example	1,000.00	1,023.70	1.48	0.29%
Class R6	Actual expenses/actual returns	1,000.00	1,068.00	0.21	0.04%
	Hypothetical example	1,000.00	1,025.00	0.20	0.04%
Class 1	Actual expenses/actual returns	1,000.00	1,067.10	0.47	0.09%
	Hypothetical example	1,000.00	1,024.80	0.46	0.09%
2035 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,058.00	$2.44	0.47%
	Hypothetical example	1,000.00	1,022.80	2.40	0.47%
Class R4	Actual expenses/actual returns	1,000.00	1,058.00	1.61	0.31%
	Hypothetical example	1,000.00	1,023.60	1.58	0.31%
Class R6	Actual expenses/actual returns	1,000.00	1,059.90	0.31	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class 1	Actual expenses/actual returns	1,000.00	1,059.90	0.52	0.10%
	Hypothetical example	1,000.00	1,024.70	0.51	0.10%
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	19

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio[2]
2030 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,049.40	$2.58	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	1,049.50	1.76	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
Class R6	Actual expenses/actual returns	1,000.00	1,052.40	0.47	0.09%
	Hypothetical example	1,000.00	1,024.80	0.46	0.09%
Class 1	Actual expenses/actual returns	1,000.00	1,051.40	0.67	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
2025 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,040.40	$2.83	0.55%
	Hypothetical example	1,000.00	1,022.40	2.80	0.55%
Class R4	Actual expenses/actual returns	1,000.00	1,042.40	2.01	0.39%
	Hypothetical example	1,000.00	1,023.20	1.99	0.39%
Class R6	Actual expenses/actual returns	1,000.00	1,043.40	0.72	0.14%
	Hypothetical example	1,000.00	1,024.50	0.71	0.14%
Class 1	Actual expenses/actual returns	1,000.00	1,042.40	0.93	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
2020 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,036.80	$3.08	0.60%
	Hypothetical example	1,000.00	1,022.20	3.06	0.60%
Class R4	Actual expenses/actual returns	1,000.00	1,036.80	2.26	0.44%
	Hypothetical example	1,000.00	1,023.00	2.24	0.44%
Class R6	Actual expenses/actual returns	1,000.00	1,038.80	0.98	0.19%
	Hypothetical example	1,000.00	1,024.20	0.97	0.19%
Class 1	Actual expenses/actual returns	1,000.00	1,037.80	1.18	0.23%
	Hypothetical example	1,000.00	1,024.00	1.17	0.23%
2015 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,035.00	$3.18	0.62%
	Hypothetical example	1,000.00	1,022.10	3.16	0.62%
Class R4	Actual expenses/actual returns	1,000.00	1,036.10	2.36	0.46%
	Hypothetical example	1,000.00	1,022.90	2.35	0.46%
Class R6	Actual expenses/actual returns	1,000.00	1,037.20	1.08	0.21%
	Hypothetical example	1,000.00	1,024.10	1.07	0.21%
Class 1	Actual expenses/actual returns	1,000.00	1,037.20	1.28	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
2010 Lifetime Blend Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,033.60	$3.28	0.64%
	Hypothetical example	1,000.00	1,022.00	3.26	0.64%
Class R4	Actual expenses/actual returns	1,000.00	1,033.60	2.31	0.45%
	Hypothetical example	1,000.00	1,022.90	2.29	0.45%
Class R6	Actual expenses/actual returns	1,000.00	1,034.70	1.13	0.22%
	Hypothetical example	1,000.00	1,024.10	1.12	0.22%
Class 1	Actual expenses/actual returns	1,000.00	1,034.70	1.38	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
20	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

Portfolios’ investments
2065 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 52.3%
Equity - 52.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	1,091,911	$10,122,018
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	1,268,996	12,182,361

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $21,512,710)		$22,304,379
UNAFFILIATED INVESTMENT COMPANIES - 45.7%
Equity - 42.6%
Fidelity Mid Cap Index Fund	199,467	5,638,921
Fidelity Small Cap Index Fund	75,436	1,779,545
Financial Select Sector SPDR Fund	11,191	384,747
iShares MSCI Global Min Vol Factor ETF	2,993	291,907
Vanguard Dividend Appreciation ETF	1,198	195,394
Vanguard FTSE All World ex-US Small-Cap ETF	6,678	744,530
Vanguard FTSE Developed Markets ETF	16,669	762,607
Vanguard FTSE Emerging Markets ETF	50,950	2,065,004
Vanguard Health Care ETF	2,049	500,858
Vanguard Information Technology ETF	872	387,935
Vanguard S&P 500 ETF	13,085	5,414,967
Fixed income - 3.1%
Vanguard Emerging Markets Government Bond ETF	3,448	212,190
Vanguard Intermediate-Term Corporate Bond ETF	5,535	433,335
Vanguard Total Bond Market ETF	6,031	432,724
Xtrackers USD High Yield Corporate Bond ETF	6,914	239,224

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $18,877,014)		$19,483,888
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	300	0
ICA Gruppen AB (C)(D)	13	0
Health care - 0.0%
NMC Health PLC (D)	9	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	40	121
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	1,216	33

TOTAL COMMON STOCKS (Cost $303)		$154
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.9%
U.S. Government - 1.9%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$439,500	136,986
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	845,100	267,066
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	794,400	260,908
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	434,200	148,149
2065 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $969,299)		$813,109
SHORT-TERM INVESTMENTS - 0.6%
Short-term funds - 0.6%
John Hancock Collateral Trust, 5.4789% (F)(G)	23,517	$235,087

TOTAL SHORT-TERM INVESTMENTS (Cost $234,898)		$235,087
Total investments (Cost $41,594,224) - 100.5%		$42,836,617
Other assets and liabilities, net - (0.5%)		(197,580)
TOTAL NET ASSETS - 100.0%		$42,639,037
2060 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 52.3%
Equity - 52.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	4,297,831	$39,840,896
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	4,991,198	47,915,499

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $85,970,449)		$87,756,395
UNAFFILIATED INVESTMENT COMPANIES - 45.6%
Equity - 42.6%
Fidelity Mid Cap Index Fund	784,541	22,178,972
Fidelity Small Cap Index Fund	296,706	6,999,294
Financial Select Sector SPDR Fund	44,060	1,514,783
iShares MSCI Global Min Vol Factor ETF	11,801	1,150,952
Vanguard Dividend Appreciation ETF	4,715	769,017
Vanguard FTSE All World ex-US Small-Cap ETF	26,301	2,932,298
Vanguard FTSE Developed Markets ETF	65,680	3,004,860
Vanguard FTSE Emerging Markets ETF	201,439	8,164,323
Vanguard Health Care ETF	8,071	1,972,875
Vanguard Information Technology ETF	3,483	1,549,517
Vanguard S&P 500 ETF	51,465	21,297,761
Fixed income - 3.0%
Vanguard Emerging Markets Government Bond ETF	13,657	840,452
Vanguard Intermediate-Term Corporate Bond ETF	21,767	1,704,138
Vanguard Total Bond Market ETF	22,714	1,629,730
Xtrackers USD High Yield Corporate Bond ETF	27,311	944,961

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $71,916,793)		$76,653,933
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	2,326	0
ICA Gruppen AB (C)(D)	100	0
Health care - 0.0%
NMC Health PLC (D)	73	0
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	21

2060 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	310	$934
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	9,419	258

TOTAL COMMON STOCKS (Cost $2,348)		$1,192
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.0%
U.S. Government - 2.0%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$1,843,000	574,439
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	3,544,700	1,120,184
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	3,331,400	1,094,144
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	1,820,800	621,255

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $4,200,217)		$3,410,022
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	23,136	231,280

TOTAL SHORT-TERM INVESTMENTS (Cost $231,041)		$231,280
Total investments (Cost $162,320,848) - 100.1%		$168,052,822
Other assets and liabilities, net - (0.1%)		(105,768)
TOTAL NET ASSETS - 100.0%		$167,947,054
2055 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 52.3%
Equity - 52.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	7,742,933	$71,776,986
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	9,027,552	86,664,496

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $156,055,641)		$158,441,482
UNAFFILIATED INVESTMENT COMPANIES - 45.5%
Equity - 42.6%
Fidelity Mid Cap Index Fund	1,416,815	40,053,357
Fidelity Small Cap Index Fund	536,312	12,651,607
Financial Select Sector SPDR Fund	79,531	2,734,276
iShares MSCI Global Min Vol Factor ETF	21,301	2,077,487
Vanguard Dividend Appreciation ETF	8,501	1,386,513
Vanguard FTSE All World ex-US Small-Cap ETF (H)	47,474	5,292,876
Vanguard FTSE Developed Markets ETF	118,556	5,423,937
Vanguard FTSE Emerging Markets ETF	363,606	14,736,951
Vanguard Health Care ETF	14,568	3,561,002
Vanguard Information Technology ETF	6,239	2,775,606
Vanguard S&P 500 ETF	93,022	38,495,294
2055 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - 2.9%
Vanguard Emerging Markets Government Bond ETF	24,651	$1,517,023
Vanguard Intermediate-Term Corporate Bond ETF	36,730	2,875,592
Vanguard Total Bond Market ETF	40,021	2,871,507
Xtrackers USD High Yield Corporate Bond ETF	45,879	1,587,413

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $127,728,549)		$138,040,441
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	4,869	0
ICA Gruppen AB (C)(D)	209	0
Health care - 0.0%
NMC Health PLC (D)	153	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	649	1,956
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	19,720	541

TOTAL COMMON STOCKS (Cost $4,917)		$2,497
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.1%
U.S. Government - 2.1%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$3,404,000	1,060,983
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	6,546,200	2,068,707
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	6,152,900	2,020,819
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	3,363,000	1,147,452

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $7,778,907)		$6,297,961
SHORT-TERM INVESTMENTS - 0.7%
Short-term funds - 0.7%
John Hancock Collateral Trust, 5.4789% (F)(I)	213,420	2,133,470

TOTAL SHORT-TERM INVESTMENTS (Cost $2,133,336)		$2,133,470
Total investments (Cost $293,701,350) - 100.6%		$304,915,851
Other assets and liabilities, net - (0.6%)		(1,826,764)
TOTAL NET ASSETS - 100.0%		$303,089,087
2050 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 52.2%
Equity - 52.2%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	10,197,048	$94,526,639
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	11,858,597	113,842,530

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $205,210,816)		$208,369,169
22	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

2050 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value

UNAFFILIATED INVESTMENT COMPANIES - 45.6%
Equity - 42.6%
Fidelity Mid Cap Index Fund	1,863,864	$52,691,430
Fidelity Small Cap Index Fund	705,476	16,642,175
Financial Select Sector SPDR Fund	104,969	3,608,834
iShares MSCI Global Min Vol Factor ETF	28,111	2,741,666
Vanguard Dividend Appreciation ETF	11,219	1,829,819
Vanguard FTSE All World ex-US Small-Cap ETF	62,652	6,985,071
Vanguard FTSE Developed Markets ETF	156,468	7,158,411
Vanguard FTSE Emerging Markets ETF	479,851	19,448,361
Vanguard Health Care ETF	19,226	4,699,603
Vanguard Information Technology ETF	8,291	3,688,500
Vanguard S&P 500 ETF	122,281	50,603,547
Fixed income - 3.0%
Vanguard Emerging Markets Government Bond ETF	32,482	1,998,942
Vanguard Intermediate-Term Corporate Bond ETF	50,820	3,978,698
Vanguard Total Bond Market ETF	53,109	3,810,571
Xtrackers USD High Yield Corporate Bond ETF	63,765	2,206,269

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $168,427,058)		$182,091,897
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	6,675	0
ICA Gruppen AB (C)(D)	287	0
Health care - 0.0%
NMC Health PLC (D)	209	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	890	2,681
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	27,032	741

TOTAL COMMON STOCKS (Cost $6,739)		$3,422
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.1%
U.S. Government - 2.1%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$4,491,400	1,399,911
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	8,637,500	2,729,592
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	8,118,200	2,666,290
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	4,436,000	1,513,558

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $10,257,698)		$8,309,351
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	71,596	715,714
2050 LIFETIME BLEND PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $715,670)	$715,714
Total investments (Cost $384,617,981) - 100.1%	$399,489,553
Other assets and liabilities, net - (0.1%)	(342,152)
TOTAL NET ASSETS - 100.0%	$399,147,401
2045 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 50.9%
Equity - 50.9%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	12,505,780	$115,928,585
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	14,629,715	140,445,260

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $254,488,237)		$256,373,845
UNAFFILIATED INVESTMENT COMPANIES - 46.3%
Equity - 40.8%
Fidelity Mid Cap Index Fund	2,199,095	62,168,406
Fidelity Small Cap Index Fund	832,699	19,643,365
Financial Select Sector SPDR Fund	129,039	4,436,361
iShares Global Infrastructure ETF	10,455	475,075
iShares MSCI Global Min Vol Factor ETF	35,369	3,449,539
Vanguard Dividend Appreciation ETF	14,116	2,302,320
Vanguard Energy ETF	11,593	1,444,836
Vanguard FTSE All World ex-US Small-Cap ETF	78,827	8,788,422
Vanguard FTSE Developed Markets ETF	217,940	9,970,755
Vanguard FTSE Emerging Markets ETF	516,773	20,944,810
Vanguard Global ex-U.S. Real Estate ETF	11,803	479,674
Vanguard Health Care ETF	23,571	5,761,695
Vanguard Information Technology ETF	10,127	4,505,300
Vanguard Materials ETF	5,275	962,582
Vanguard Real Estate ETF	17,366	1,430,611
Vanguard S&P 500 ETF	141,863	58,707,166
Fixed income - 5.5%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (H)	58,333	1,465,908
Vanguard Emerging Markets Government Bond ETF	56,229	3,460,333
Vanguard Intermediate-Term Corporate Bond ETF	123,550	9,672,730
Vanguard Total Bond Market ETF	125,706	9,019,406
Xtrackers USD High Yield Corporate Bond ETF	121,615	4,207,879

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $216,790,391)		$233,297,173
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	8,519	0
ICA Gruppen AB (C)(D)	366	0
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	23

2045 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value
Health care - 0.0%
NMC Health PLC (D)	267	$0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,136	3,422
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	34,500	946

TOTAL COMMON STOCKS (Cost $8,601)		$4,368
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.6%
U.S. Government - 2.6%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$7,205,900	2,245,986
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	13,859,500	4,379,830
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	13,026,800	4,278,440
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	7,119,700	2,429,233

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $16,469,746)		$13,333,489
SHORT-TERM INVESTMENTS - 0.5%
Short-term funds - 0.5%
John Hancock Collateral Trust, 5.4789% (F)(I)	232,200	2,321,215

TOTAL SHORT-TERM INVESTMENTS (Cost $2,320,805)		$2,321,215
Total investments (Cost $490,077,780) - 100.3%		$505,330,090
Other assets and liabilities, net - (0.3%)		(1,649,435)
TOTAL NET ASSETS - 100.0%		$503,680,655
2040 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 45.8%
Equity - 45.8%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	12,452,482	$115,434,504
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	14,609,121	140,247,559

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $255,241,343)		$255,682,063
UNAFFILIATED INVESTMENT COMPANIES - 50.3%
Equity - 38.7%
Fidelity Mid Cap Index Fund	2,101,280	59,403,190
Fidelity Small Cap Index Fund	795,970	18,776,923
Financial Select Sector SPDR Fund	137,129	4,714,495
iShares Global Infrastructure ETF	30,048	1,365,381
iShares MSCI Global Min Vol Factor ETF	86,817	8,467,262
Vanguard Dividend Appreciation ETF	34,663	5,653,535
Vanguard Energy ETF	33,370	4,158,903
Vanguard FTSE All World ex-US Small-Cap ETF	87,330	9,736,422
Vanguard FTSE Developed Markets ETF	291,913	13,355,020
Vanguard FTSE Emerging Markets ETF	421,421	17,080,193
Vanguard Global ex-U.S. Real Estate ETF	34,049	1,383,751
2040 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Vanguard Health Care ETF	25,930	$6,338,329
Vanguard Information Technology ETF	11,001	4,894,125
Vanguard Materials ETF	15,178	2,769,681
Vanguard Real Estate ETF	50,033	4,121,719
Vanguard S&P 500 ETF	129,861	53,740,378
Fixed income - 11.6%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	60,550	1,521,622
Vanguard Emerging Markets Government Bond ETF	139,024	8,555,537
Vanguard Intermediate-Term Corporate Bond ETF	297,751	23,310,926
Vanguard Total Bond Market ETF	311,870	22,376,673
Xtrackers USD High Yield Corporate Bond ETF	263,519	9,117,757

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $265,927,598)		$280,841,822
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	8,209	0
ICA Gruppen AB (C)(D)	353	0
Health care - 0.0%
NMC Health PLC (D)	258	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,095	3,297
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	33,245	911

TOTAL COMMON STOCKS (Cost $8,288)		$4,208
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.9%
U.S. Government - 3.9%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$11,654,700	3,632,620
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	22,417,000	7,084,141
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	21,069,100	6,919,802
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	11,515,600	3,929,109

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $27,315,563)		$21,565,672
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	139,412	1,393,650

TOTAL SHORT-TERM INVESTMENTS (Cost $1,393,590)		$1,393,650
Total investments (Cost $549,886,382) - 100.2%		$559,487,415
Other assets and liabilities, net - (0.2%)		(1,025,380)
TOTAL NET ASSETS - 100.0%		$558,462,035
24	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

2035 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 40.9%
Equity - 40.9%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	13,521,557	$125,344,834
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	15,738,164	151,086,378

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $276,764,319)		$276,431,212
UNAFFILIATED INVESTMENT COMPANIES - 54.2%
Equity - 34.9%
Fidelity Mid Cap Index Fund	2,137,049	60,414,370
Fidelity Small Cap Index Fund	808,706	19,077,377
Financial Select Sector SPDR Fund	156,082	5,366,099
iShares Global Infrastructure ETF	58,514	2,658,876
iShares MSCI Global Min Vol Factor ETF	172,824	16,855,525
Vanguard Dividend Appreciation ETF	69,224	11,290,434
Vanguard Energy ETF	65,207	8,126,748
Vanguard FTSE All World ex-US Small-Cap ETF	96,527	10,761,795
Vanguard FTSE Developed Markets ETF	369,435	16,901,651
Vanguard FTSE Emerging Markets ETF	314,923	12,763,829
Vanguard Global ex-U.S. Real Estate ETF	66,435	2,699,918
Vanguard Health Care ETF	26,293	6,427,061
Vanguard Information Technology ETF	12,497	5,559,665
Vanguard Materials ETF	29,631	5,407,065
Vanguard Real Estate ETF	97,866	8,062,201
Vanguard S&P 500 ETF	106,023	43,875,498
Fixed income - 19.3%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	71,225	1,789,884
Vanguard Emerging Markets Government Bond ETF	277,318	17,066,150
Vanguard Intermediate-Term Corporate Bond ETF	618,682	48,436,616
Vanguard Total Bond Market ETF	632,551	45,385,534
Xtrackers USD High Yield Corporate Bond ETF	506,388	17,521,025

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $357,007,183)		$366,447,321
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	8,783	0
ICA Gruppen AB (C)(D)	377	0
Health care - 0.0%
NMC Health PLC (D)	276	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,171	3,528
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	35,571	975

TOTAL COMMON STOCKS (Cost $8,869)		$4,503
2035 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.8%
U.S. Government - 4.8%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$17,453,500	$5,440,031
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	33,576,500	10,610,727
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	31,562,100	10,366,056
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	17,262,000	5,889,774

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $40,788,905)		$32,306,588
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 5.4789% (F)(G)	174,369	1,743,098

TOTAL SHORT-TERM INVESTMENTS (Cost $1,743,026)		$1,743,098
Total investments (Cost $676,312,302) - 100.1%		$676,932,722
Other assets and liabilities, net - (0.1%)		(782,667)
TOTAL NET ASSETS - 100.0%		$676,150,055
2030 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 35.8%
Equity - 35.8%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	11,837,911	$109,737,431
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	14,014,066	134,535,029

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $245,057,321)		$244,272,460
UNAFFILIATED INVESTMENT COMPANIES - 58.5%
Equity - 30.4%
Fidelity Mid Cap Index Fund	1,735,162	49,053,020
Fidelity Small Cap Index Fund	656,658	15,490,571
Financial Select Sector SPDR Fund	137,601	4,730,722
iShares Global Infrastructure ETF	81,649	3,710,131
iShares MSCI Global Min Vol Factor ETF	242,657	23,666,337
Vanguard Dividend Appreciation ETF	97,452	15,894,421
Vanguard Energy ETF (H)	91,512	11,405,141
Vanguard FTSE All World ex-US Small-Cap ETF (H)	92,443	10,306,470
Vanguard FTSE Developed Markets ETF	310,702	14,214,617
Vanguard FTSE Emerging Markets ETF	189,753	7,690,689
Vanguard Global ex-U.S. Real Estate ETF	93,377	3,794,841
Vanguard Health Care ETF	26,702	6,527,037
Vanguard Information Technology ETF	10,978	4,883,893
Vanguard Materials ETF	41,507	7,574,197
Vanguard Real Estate ETF	137,528	11,329,557
Vanguard S&P 500 ETF	42,703	17,671,782
Fixed income - 28.1%
Invesco Senior Loan ETF (H)	256,908	5,418,190
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	157,479	3,957,447
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	25

2030 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
Vanguard Emerging Markets Government Bond ETF	375,122	$23,085,008
Vanguard Intermediate-Term Corporate Bond ETF	816,418	63,917,366
Vanguard Short-Term Corporate Bond ETF	171,314	12,985,601
Vanguard Total Bond Market ETF	813,299	58,354,203
Xtrackers USD High Yield Corporate Bond ETF (H)	692,034	23,944,376

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $399,068,207)		$399,605,617
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	7,871	0
ICA Gruppen AB (C)(D)	338	0
Health care - 0.0%
NMC Health PLC (D)	247	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,050	3,162
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	31,878	874

TOTAL COMMON STOCKS (Cost $7,947)		$4,036
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.9%
U.S. Government - 5.9%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$362,322	352,604
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	1,699,234	1,620,628
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	1,151,677	1,080,124
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	2,327,310	2,152,080
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	1,109,758	1,068,272
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	18,355,700	5,721,235
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	35,321,400	11,162,144
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	33,207,400	10,906,428
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	18,176,500	6,201,800

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $50,970,795)		$40,265,315
SHORT-TERM INVESTMENTS - 3.6%
Short-term funds - 3.6%
John Hancock Collateral Trust, 5.4789% (F)(I)	2,484,527	24,836,822

TOTAL SHORT-TERM INVESTMENTS (Cost $24,833,518)		$24,836,822
Total investments (Cost $719,937,788) - 103.8%		$708,984,250
Other assets and liabilities, net - (3.8%)		(25,844,168)
TOTAL NET ASSETS - 100.0%		$683,140,082
2025 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 27.1%
Equity - 27.1%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	7,557,209	$70,055,324
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	8,280,631	79,494,057

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $149,785,907)		$149,549,381
UNAFFILIATED INVESTMENT COMPANIES - 66.1%
Equity - 27.5%
Fidelity Mid Cap Index Fund	1,073,131	30,337,408
Fidelity Small Cap Index Fund	405,838	9,573,726
Financial Select Sector SPDR Fund	96,344	3,312,307
iShares Global Infrastructure ETF	85,120	3,867,853
iShares MSCI Global Min Vol Factor ETF	254,091	24,781,495
Vanguard Dividend Appreciation ETF	102,077	16,648,759
Vanguard Energy ETF (H)	93,161	11,610,655
Vanguard FTSE All World ex-US Small-Cap ETF	62,504	6,968,571
Vanguard FTSE Developed Markets ETF	241,120	11,031,240
Vanguard FTSE Emerging Markets ETF	53,973	2,187,526
Vanguard Global ex-U.S. Real Estate ETF	96,541	3,923,426
Vanguard Health Care ETF (H)	19,729	4,822,557
Vanguard Information Technology ETF	7,571	3,368,186
Vanguard Materials ETF	43,101	7,865,070
Vanguard Real Estate ETF	142,249	11,718,473
Fixed income - 38.6%
Invesco Senior Loan ETF (H)	374,306	7,894,114
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	159,688	4,012,959
Vanguard Emerging Markets Government Bond ETF	388,318	23,897,090
Vanguard Intermediate-Term Corporate Bond ETF	895,933	70,142,597
Vanguard Short-Term Corporate Bond ETF	272,868	20,683,394
Vanguard Total Bond Market ETF	855,767	61,401,282
Xtrackers USD High Yield Corporate Bond ETF	720,119	24,916,117

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $370,191,891)		$364,964,805
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	5,304	0
ICA Gruppen AB (C)(D)	228	0
Health care - 0.0%
NMC Health PLC (D)	166	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	707	2,130
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	21,481	589
26	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

2025 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL COMMON STOCKS (Cost $5,355)		$2,719
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.8%
U.S. Government - 6.8%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$778,093	$757,222
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	3,650,277	3,481,416
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	2,486,459	2,331,978
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	5,024,696	4,646,371
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	2,382,964	2,293,882
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	12,936,700	4,032,203
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	24,899,700	7,868,715
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	23,413,000	7,689,617
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	12,822,000	4,374,851

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $45,683,259)		$37,476,255
SHORT-TERM INVESTMENTS - 2.3%
Short-term funds - 2.3%
John Hancock Collateral Trust, 5.4789% (F)(I)	1,296,702	12,962,612

TOTAL SHORT-TERM INVESTMENTS (Cost $12,959,517)		$12,962,612
Total investments (Cost $578,625,929) - 102.3%		$564,955,772
Other assets and liabilities, net - (2.3%)		(12,858,233)
TOTAL NET ASSETS - 100.0%		$552,097,539
2020 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 18.3%
Equity - 18.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	2,397,379	$22,223,701
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	2,816,098	27,034,543

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $48,761,247)		$49,258,244
UNAFFILIATED INVESTMENT COMPANIES - 74.5%
Equity - 27.6%
Fidelity Mid Cap Index Fund	384,862	10,880,052
Fidelity Small Cap Index Fund	145,554	3,433,616
Financial Select Sector SPDR Fund	47,064	1,618,060
iShares Global Infrastructure ETF	44,183	2,007,676
iShares MSCI Global Min Vol Factor ETF	131,801	12,854,552
Vanguard Dividend Appreciation ETF	52,727	8,599,774
Vanguard Energy ETF (H)	48,692	6,068,484
Vanguard FTSE All World ex-US Small-Cap ETF (H)	24,263	2,705,082
Vanguard FTSE Developed Markets ETF	189,367	8,663,540
2020 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Vanguard FTSE Emerging Markets ETF	40,492	$1,641,141
Vanguard Global ex-U.S. Real Estate ETF	49,870	2,026,717
Vanguard Health Care ETF (H)	9,005	2,201,182
Vanguard Information Technology ETF (H)	3,669	1,632,265
Vanguard Materials ETF	22,238	4,057,990
Vanguard Real Estate ETF	73,392	6,046,033
Fixed income - 46.9%
Invesco Senior Loan ETF (H)	262,558	5,537,348
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	79,803	2,005,449
Vanguard Emerging Markets Government Bond ETF	211,937	13,042,603
Vanguard Intermediate-Term Corporate Bond ETF	530,535	41,535,583
Vanguard Short-Term Corporate Bond ETF	202,032	15,314,026
Vanguard Total Bond Market ETF	496,371	35,614,619
Xtrackers USD High Yield Corporate Bond ETF	390,313	13,504,830

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $206,396,743)		$200,990,622
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	1,639	0
ICA Gruppen AB (C)(D)	70	0
Health care - 0.0%
NMC Health PLC (D)	51	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	219	658
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	6,637	182

TOTAL COMMON STOCKS (Cost $1,655)		$840
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.3%
U.S. Government - 7.3%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$614,406	597,926
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	2,879,497	2,746,293
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	1,988,795	1,865,233
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	4,019,929	3,717,257
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	1,878,075	1,807,867
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	4,824,100	1,503,610
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	9,285,500	2,934,371
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	8,731,700	2,867,784
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	4,781,300	1,631,374

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $23,243,715)		$19,671,715
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	27

2020 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 3.3%
Short-term funds - 3.3%
John Hancock Collateral Trust, 5.4789% (F)(I)	903,566	$9,032,588

TOTAL SHORT-TERM INVESTMENTS (Cost $9,031,004)		$9,032,588
Total investments (Cost $287,434,364) - 103.4%		$278,954,009
Other assets and liabilities, net - (3.4%)		(9,232,847)
TOTAL NET ASSETS - 100.0%		$269,721,162
2015 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 16.3%
Equity - 16.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	551,667	$5,113,956
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	799,470	7,674,914

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $12,326,463)		$12,788,870
UNAFFILIATED INVESTMENT COMPANIES - 76.0%
Equity - 23.4%
Fidelity Mid Cap Index Fund	79,127	2,236,930
Fidelity Small Cap Index Fund	29,945	706,399
iShares Global Infrastructure ETF	12,854	584,086
iShares MSCI Global Min Vol Factor ETF	38,285	3,733,936
Vanguard Dividend Appreciation ETF	15,441	2,518,427
Vanguard Energy ETF (H)	14,286	1,780,464
Vanguard FTSE All World ex-US Small-Cap ETF (H)	5,323	593,461
Vanguard FTSE Developed Markets ETF	56,531	2,586,293
Vanguard Global ex-U.S. Real Estate ETF	14,654	595,539
Vanguard Materials ETF	6,526	1,190,864
Vanguard Real Estate ETF	21,565	1,776,525
Fixed income - 52.6%
Invesco Senior Loan ETF (H)	98,378	2,074,792
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	24,293	610,483
Vanguard Emerging Markets Government Bond ETF	64,761	3,985,392
Vanguard Intermediate-Term Corporate Bond ETF	170,342	13,336,077
Vanguard Short-Term Corporate Bond ETF	77,953	5,908,837
Vanguard Total Bond Market ETF	156,425	11,223,494
Xtrackers USD High Yield Corporate Bond ETF	119,782	4,144,457

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $61,286,658)		$59,586,456
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	424	0
ICA Gruppen AB (C)(D)	18	0
2015 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value
Health care - 0.0%
NMC Health PLC (D)	13	$0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	56	170
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	1,716	47

TOTAL COMMON STOCKS (Cost $427)		$217
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.8%
U.S. Government - 7.8%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$248,486	241,821
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	1,163,728	1,109,894
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	810,129	759,797
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	1,636,757	1,513,520
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	758,655	730,294
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	961,000	299,531
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	1,850,100	584,662
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	1,739,500	571,310
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	952,500	324,992

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $6,994,032)		$6,135,821
SHORT-TERM INVESTMENTS - 5.7%
Short-term funds - 5.7%
John Hancock Collateral Trust, 5.4789% (F)(I)	449,520	4,493,675

TOTAL SHORT-TERM INVESTMENTS (Cost $4,492,591)		$4,493,675
Total investments (Cost $85,100,171) - 105.8%		$83,005,039
Other assets and liabilities, net - (5.8%)		(4,529,816)
TOTAL NET ASSETS - 100.0%		$78,475,223
2010 LIFETIME BLEND PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 12.0%
Equity - 12.0%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	324,237	$3,005,681
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	431,123	4,138,780

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $6,859,258)		$7,144,461
UNAFFILIATED INVESTMENT COMPANIES - 79.9%
Equity - 21.1%
Fidelity Mid Cap Index Fund	34,965	988,452
Fidelity Small Cap Index Fund	13,230	312,096
28	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

2010 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
iShares Global Infrastructure ETF	9,660	$438,950
iShares MSCI Global Min Vol Factor ETF	28,976	2,826,029
Vanguard Dividend Appreciation ETF	11,577	1,888,209
Vanguard Energy ETF	10,735	1,337,903
Vanguard FTSE All World ex-US Small-Cap ETF	2,652	295,671
Vanguard FTSE Developed Markets ETF	38,674	1,769,336
Vanguard Global ex-U.S. Real Estate ETF	10,903	443,098
Vanguard Materials ETF	4,864	887,583
Vanguard Real Estate ETF	16,076	1,324,341
Fixed income - 58.8%
Invesco Senior Loan ETF (H)	92,444	1,949,644
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (H)	19,402	487,572
Vanguard Emerging Markets Government Bond ETF	51,380	3,161,925
Vanguard Intermediate-Term Corporate Bond ETF	141,574	11,083,829
Vanguard Short-Term Corporate Bond ETF	74,381	5,638,080
Vanguard Total Bond Market ETF	128,416	9,213,848
Xtrackers USD High Yield Corporate Bond ETF	95,518	3,304,923

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $48,304,156)		$47,351,489
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	225	0
ICA Gruppen AB (C)(D)	10	0
Health care - 0.0%
NMC Health PLC (D)	7	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	30	90
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	911	25

TOTAL COMMON STOCKS (Cost $227)		$115
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.0%
U.S. Government - 8.0%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$233,454	227,192
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	1,095,697	1,045,010
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	742,657	696,517
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	1,500,936	1,387,926
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	715,326	688,586
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	362,800	113,080
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	698,900	220,864
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	657,000	215,781
2010 LIFETIME BLEND PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	359,500	$122,661

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $5,216,817)		$4,717,617
SHORT-TERM INVESTMENTS - 4.2%
Short-term funds - 4.2%
John Hancock Collateral Trust, 5.4789% (F)(I)	249,996	2,499,111

TOTAL SHORT-TERM INVESTMENTS (Cost $2,498,448)		$2,499,111
Total investments (Cost $62,878,906) - 104.1%		$61,712,793
Other assets and liabilities, net - (4.1%)		(2,426,404)
TOTAL NET ASSETS - 100.0%		$59,286,389
Percentages are based upon net assets.
Currency Abbreviations
Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Non-income producing.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	The rate shown is the annualized seven-day yield as of 8-31-23.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(H)	All or a portion of this security is on loan as of 8-31-23.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	29

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-23

	2065 Lifetime Blend Portfolio	2060 Lifetime Blend Portfolio	2055 Lifetime Blend Portfolio	2050 Lifetime Blend Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$20,297,151	$80,065,147	$144,340,899	$190,404,670
Affiliated investments, at value	22,539,466	87,987,675	160,574,952	209,084,883
Total investments, at value	42,836,617	168,052,822	304,915,851	399,489,553
Dividends and interest receivable	3,334	23,953	49,894	68,652
Receivable for fund shares sold	81,754	244,988	328,174	405,485
Receivable for investments sold	974	—	283,625	—
Receivable for securities lending income	—	60	319	193
Receivable from affiliates	963	2,058	3,213	4,034
Other assets	37,009	32,296	40,198	39,505
Total assets	42,960,651	168,356,177	305,621,274	400,007,422
Liabilities
Payable for investments purchased	303,477	322,124	337,302	384,994
Payable for fund shares repurchased	2,646	61,096	154,273	428,828
Payable upon return of securities loaned	—	—	2,003,056	—
Payable to affiliates
Accounting and legal services fees	1,967	8,067	14,780	19,463
Transfer agent fees	317	2,460	5,257	7,740
Distribution and service fees	37	256	479	658
Trustees’ fees	3	11	20	27
Other liabilities and accrued expenses	13,167	15,109	17,020	18,311
Total liabilities	321,614	409,123	2,532,187	860,021
Net assets	$42,639,037	$167,947,054	$303,089,087	$399,147,401
Net assets consist of
Paid-in capital	$42,149,330	$166,868,575	$302,226,184	$399,668,520
Total distributable earnings (loss)	489,707	1,078,479	862,903	(521,119)
Net assets	$42,639,037	$167,947,054	$303,089,087	$399,147,401
Unaffiliated investments, at cost	$19,846,616	$76,119,358	$135,512,373	$178,691,495
Affiliated investments, at cost	21,747,608	86,201,490	158,188,977	205,926,486
Total investments, at cost	41,594,224	162,320,848	293,701,350	384,617,981
Securities loaned, at value	—	—	$1,963,632	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$3,032,013	$23,627,728	$50,736,058	$75,210,734
Shares outstanding	249,541	1,752,452	4,113,793	6,028,361
Net asset value and redemption price per share	$12.15	$13.48	$12.33	$12.48
Class R4
Net assets	$475,955	$3,050,116	$5,676,667	$7,786,543
Shares outstanding	39,187	226,259	461,186	624,865
Net asset value, offering price and redemption price per share	$12.15	$13.48	$12.31	$12.46
Class R6
Net assets	$4,302,950	$33,344,287	$53,947,291	$74,465,315
Shares outstanding	354,173	2,471,866	4,377,694	5,974,811
Net asset value, offering price and redemption price per share	$12.15	$13.49	$12.32	$12.46
Class 1
Net assets	$34,828,119	$107,924,923	$192,729,071	$241,684,809
Shares outstanding	2,864,519	7,999,964	15,627,685	19,372,657
Net asset value, offering price and redemption price per share	$12.16	$13.49	$12.33	$12.48
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.79	$14.19	$12.98	$13.14

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
30	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-23

Continued

	2045 Lifetime Blend Portfolio	2040 Lifetime Blend Portfolio	2035 Lifetime Blend Portfolio	2030 Lifetime Blend Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$246,635,030	$302,411,702	$398,758,412	$439,874,968
Affiliated investments, at value	258,695,060	257,075,713	278,174,310	269,109,282
Total investments, at value	505,330,090	559,487,415	676,932,722	708,984,250
Dividends and interest receivable	87,664	85,937	92,849	90,547
Receivable for fund shares sold	446,423	494,781	800,147	700,982
Receivable for investments sold	414	124	622	546,881
Receivable for securities lending income	1,083	263	1,832	7,618
Receivable from affiliates	4,937	5,439	6,501	6,552
Other assets	43,078	42,128	47,659	47,247
Total assets	505,913,689	560,116,087	677,882,332	710,384,077
Liabilities
Payable for investments purchased	658,708	862,169	1,619,066	719,642
Payable for fund shares repurchased	94,272	734,225	46,539	2,466,129
Payable upon return of securities loaned	1,425,996	—	—	23,989,214
Payable to affiliates
Accounting and legal services fees	24,758	27,530	33,243	33,743
Transfer agent fees	9,728	10,017	11,584	13,069
Distribution and service fees	667	671	968	1,026
Trustees’ fees	34	37	45	46
Other liabilities and accrued expenses	18,871	19,403	20,832	21,126
Total liabilities	2,233,034	1,654,052	1,732,277	27,243,995
Net assets	$503,680,655	$558,462,035	$676,150,055	$683,140,082
Net assets consist of
Paid-in capital	$505,946,414	$566,237,709	$693,937,010	$710,784,199
Total distributable earnings (loss)	(2,265,759)	(7,775,674)	(17,786,955)	(27,644,117)
Net assets	$503,680,655	$558,462,035	$676,150,055	$683,140,082
Unaffiliated investments, at cost	$233,268,738	$293,251,449	$397,804,957	$450,046,949
Affiliated investments, at cost	256,809,042	256,634,933	278,507,345	269,890,839
Total investments, at cost	490,077,780	549,886,382	676,312,302	719,937,788
Securities loaned, at value	$1,397,742	—	—	$23,473,288
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$94,672,924	$97,674,091	$113,951,169	$125,637,133
Shares outstanding	7,768,374	8,186,197	9,911,703	11,384,884
Net asset value and redemption price per share	$12.19	$11.93	$11.50	$11.04
Class R4
Net assets	$7,908,683	$7,571,518	$11,483,968	$12,186,767
Shares outstanding	650,439	634,732	999,183	1,104,500
Net asset value, offering price and redemption price per share	$12.16	$11.93	$11.49	$11.03
Class R6
Net assets	$90,643,920	$111,762,264	$136,675,646	$155,731,941
Shares outstanding	7,431,395	9,363,567	11,881,634	14,099,705
Net asset value, offering price and redemption price per share	$12.20	$11.94	$11.50	$11.05
Class 1
Net assets	$310,455,128	$341,454,162	$414,039,272	$389,584,241
Shares outstanding	25,468,666	28,613,031	35,985,518	35,296,365
Net asset value, offering price and redemption price per share	$12.19	$11.93	$11.51	$11.04
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.83	$12.56	$12.11	$11.62

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	31

STATEMENTS OF ASSETS AND LIABILITIES 8-31-23

Continued

	2025 Lifetime Blend Portfolio	2020 Lifetime Blend Portfolio	2015 Lifetime Blend Portfolio	2010 Lifetime Blend Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$402,443,779	$220,663,177	$65,722,494	$52,069,221
Affiliated investments, at value	162,511,993	58,290,832	17,282,545	9,643,572
Total investments, at value	564,955,772	278,954,009	83,005,039	61,712,793
Dividends and interest receivable	70,633	30,226	9,839	7,687
Receivable for fund shares sold	145,084	65,482	11,024	102,082
Receivable for investments sold	117,245	238,252	61,524	82,087
Receivable for securities lending income	6,705	3,040	1,340	967
Receivable from affiliates	5,156	2,801	1,249	1,099
Other assets	45,951	32,882	23,470	20,888
Total assets	565,346,546	279,326,692	83,113,485	61,927,603
Liabilities
Due to custodian	119,462	326,340	—	—
Payable for investments purchased	—	—	56,151	299,317
Payable for fund shares repurchased	45,605	180,387	176,293	223
Payable upon return of securities loaned	13,020,411	9,059,284	4,385,362	2,323,888
Payable to affiliates
Accounting and legal services fees	27,800	13,634	3,995	2,917
Transfer agent fees	15,591	9,471	2,642	1,056
Distribution and service fees	523	296	44	11
Trustees’ fees	38	18	5	4
Other liabilities and accrued expenses	19,577	16,100	13,770	13,798
Total liabilities	13,249,007	9,605,530	4,638,262	2,641,214
Net assets	$552,097,539	$269,721,162	$78,475,223	$59,286,389
Net assets consist of
Paid-in capital	$581,096,282	$285,240,485	$83,099,598	$62,881,074
Total distributable earnings (loss)	(28,998,743)	(15,519,323)	(4,624,375)	(3,594,685)
Net assets	$552,097,539	$269,721,162	$78,475,223	$59,286,389
Unaffiliated investments, at cost	$415,880,505	$229,642,113	$68,281,117	$53,521,200
Affiliated investments, at cost	162,745,424	57,792,251	16,819,054	9,357,706
Total investments, at cost	578,625,929	287,434,364	85,100,171	62,878,906
Securities loaned, at value	$12,761,112	$8,879,011	$4,298,113	$2,277,500
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$150,549,960	$92,503,825	$25,675,228	$10,298,288
Shares outstanding	14,240,483	9,114,339	2,629,923	1,079,046
Net asset value and redemption price per share	$10.57	$10.15	$9.76	$9.54
Class R4
Net assets	$6,191,839	$3,448,279	$523,697	$113,049
Shares outstanding	586,054	340,033	53,685	11,857
Net asset value, offering price and redemption price per share	$10.57	$10.14	$9.75	$9.53
Class R6
Net assets	$117,355,850	$53,406,742	$18,648,278	$10,671,685
Shares outstanding	11,092,095	5,253,561	1,907,756	1,117,074
Net asset value, offering price and redemption price per share	$10.58	$10.17	$9.77	$9.55
Class 1
Net assets	$277,999,891	$120,362,316	$33,628,020	$38,203,367
Shares outstanding	26,301,134	11,855,724	3,442,028	4,002,467
Net asset value, offering price and redemption price per share	$10.57	$10.15	$9.77	$9.54
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.13	$10.68	$10.27	$10.04

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
32	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-23

	2065 Lifetime Blend Portfolio	2060 Lifetime Blend Portfolio	2055 Lifetime Blend Portfolio	2050 Lifetime Blend Portfolio
Investment income
Dividends from unaffiliated investments	$242,735	$1,291,497	$2,504,294	$3,378,998
Dividends from affiliated investments	182,044	1,091,647	2,161,354	2,933,115
Interest	19,003	99,043	214,560	288,354
Securities lending	—	3,852	5,257	18,223
Total investment income	443,782	2,486,039	4,885,465	6,618,690
Expenses
Investment management fees	77,177	379,291	727,639	973,614
Distribution and service fees	19,233	103,501	210,214	296,255
Accounting and legal services fees	5,861	28,880	55,429	74,119
Transfer agent fees	2,473	22,489	48,435	73,405
Trustees’ fees	578	3,257	6,410	8,657
Custodian fees	27,752	27,752	27,752	27,752
State registration fees	56,575	55,551	60,306	63,944
Printing and postage	14,041	12,898	13,607	14,245
Professional fees	35,315	45,009	50,153	53,829
Other	13,109	18,005	22,933	25,853
Total expenses	252,114	696,633	1,222,878	1,611,673
Less expense reductions	(228,742)	(560,235)	(944,131)	(1,215,201)
Net expenses	23,372	136,398	278,747	396,472
Net investment income	420,410	2,349,641	4,606,718	6,222,218
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(367,012)	(3,144,340)	(6,655,763)	(9,733,129)
Affiliated investments	(146,005)	(2,103,487)	(4,673,238)	(6,937,471)
Capital gain distributions received from affiliated investments	109,774	659,166	1,296,650	1,768,182
	(403,243)	(4,588,661)	(10,032,351)	(14,902,418)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	1,271,109	7,185,673	14,038,296	19,397,886
Affiliated investments	1,838,036	9,668,819	18,791,762	25,441,343
	3,109,145	16,854,492	32,830,058	44,839,229
Net realized and unrealized gain	2,705,902	12,265,831	22,797,707	29,936,811
Increase in net assets from operations	$3,126,312	$14,615,472	$27,404,425	$36,159,029
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	33

STATEMENTS OF OPERATIONS For the year ended 8-31-23

Continued
	2045 Lifetime Blend Portfolio	2040 Lifetime Blend Portfolio	2035 Lifetime Blend Portfolio	2030 Lifetime Blend Portfolio
Investment income
Dividends from unaffiliated investments	$4,515,041	$5,760,315	$8,139,359	$9,899,446
Dividends from affiliated investments	3,607,409	3,417,792	3,673,282	3,154,527
Interest	452,834	810,136	1,297,204	1,605,057
Securities lending	11,245	28,194	37,552	175,435
Total investment income	8,586,529	10,016,437	13,147,397	14,834,465
Expenses
Investment management fees	1,254,624	1,463,568	1,875,301	2,032,292
Distribution and service fees	369,392	396,918	470,056	503,244
Accounting and legal services fees	93,743	101,162	120,982	121,876
Transfer agent fees	90,620	93,554	106,162	120,386
Trustees’ fees	10,901	11,563	13,706	13,689
Custodian fees	27,752	27,752	27,752	29,877
State registration fees	64,711	66,833	66,896	66,727
Printing and postage	13,096	12,860	13,016	12,955
Professional fees	57,604	58,981	62,813	62,960
Other	27,658	25,879	26,971	26,475
Total expenses	2,010,101	2,259,070	2,783,655	2,990,481
Less expense reductions	(1,498,359)	(1,612,779)	(1,916,131)	(1,928,663)
Net expenses	511,742	646,291	867,524	1,061,818
Net investment income	8,074,787	9,370,146	12,279,873	13,772,647
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(12,449,197)	(14,033,416)	(17,447,851)	(17,301,411)
Affiliated investments	(6,916,573)	(4,271,500)	(3,064,014)	(1,773,753)
Capital gain distributions received from affiliated investments	2,163,701	2,065,180	2,199,476	1,858,323
	(17,202,069)	(16,239,736)	(18,312,389)	(17,216,841)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	23,610,818	22,911,909	23,464,925	18,035,805
Affiliated investments	30,211,651	27,599,663	28,559,977	24,503,953
	53,822,469	50,511,572	52,024,902	42,539,758
Net realized and unrealized gain	36,620,400	34,271,836	33,712,513	25,322,917
Increase in net assets from operations	$44,695,187	$43,641,982	$45,992,386	$39,095,564
34	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-23

Continued
	2025 Lifetime Blend Portfolio	2020 Lifetime Blend Portfolio	2015 Lifetime Blend Portfolio	2010 Lifetime Blend Portfolio
Investment income
Dividends from unaffiliated investments	$10,254,225	$5,992,204	$1,854,914	$1,410,350
Dividends from affiliated investments	2,156,442	687,992	183,268	98,267
Interest	1,496,627	744,975	220,671	154,323
Securities lending	190,621	146,918	49,126	44,425
Total investment income	14,097,915	7,572,089	2,307,979	1,707,365
Expenses
Investment management fees	1,889,690	1,034,617	306,284	225,977
Distribution and service fees	512,869	298,394	80,416	41,523
Accounting and legal services fees	102,322	50,365	14,699	10,342
Transfer agent fees	144,901	91,944	25,165	9,618
Trustees’ fees	11,684	5,759	1,678	1,167
Custodian fees	29,252	29,252	29,252	29,252
State registration fees	65,257	61,099	53,691	55,177
Printing and postage	13,141	11,387	10,140	10,362
Professional fees	59,256	49,162	42,268	41,455
Other	22,963	19,764	18,501	16,927
Total expenses	2,851,335	1,651,743	582,094	441,800
Less expense reductions	(1,581,383)	(835,689)	(339,165)	(284,998)
Net expenses	1,269,952	816,054	242,929	156,802
Net investment income	12,827,963	6,756,035	2,065,050	1,550,563
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(16,223,387)	(6,945,330)	(2,292,696)	(2,108,680)
Affiliated investments	(2,303,040)	(1,112,882)	(417,772)	(257,680)
Capital gain distributions received from affiliated investments	1,267,271	403,680	107,297	53,018
	(17,259,156)	(7,654,532)	(2,603,171)	(2,313,342)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	15,126,050	6,640,738	2,134,613	2,034,623
Affiliated investments	16,832,351	5,811,340	1,780,042	929,697
	31,958,401	12,452,078	3,914,655	2,964,320
Net realized and unrealized gain	14,699,245	4,797,546	1,311,484	650,978
Increase in net assets from operations	$27,527,208	$11,553,581	$3,376,534	$2,201,541
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	35

STATEMENTS OF CHANGES IN NET ASSETS

	2065 Lifetime Blend Portfolio		2060 Lifetime Blend Portfolio		2055 Lifetime Blend Portfolio
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$420,410	$161,775	$2,349,641	$1,583,214	$4,606,718	$3,444,589
Net realized gain (loss)	(403,243)	(329,390)	(4,588,661)	7,456,888	(10,032,351)	18,633,191
Change in net unrealized appreciation (depreciation)	3,109,145	(2,269,978)	16,854,492	(27,512,088)	32,830,058	(61,055,953)
Increase (decrease) in net assets resulting from operations	3,126,312	(2,437,593)	14,615,472	(18,471,986)	27,404,425	(38,978,173)
Distributions to shareholders
From earnings
Class A	(19,743)	(8,818)	(851,383)	(288,337)	(2,254,756)	(730,576)
Class R4	(4,727)	(5,110)	(139,187)	(91,759)	(344,963)	(278,803)
Class R6	(11,283)	(6,384)	(2,342,254)	(1,368,847)	(5,771,830)	(3,597,228)
Class 1	(319,704)	(242,944)	(4,888,811)	(3,591,110)	(11,181,753)	(8,121,327)
Total distributions	(355,457)	(263,256)	(8,221,635)	(5,340,053)	(19,553,302)	(12,727,934)
Portfolio share transactions
From portfolio share transactions	21,878,944	14,494,808	44,068,094	47,132,290	57,036,524	78,154,676
Total increase	24,649,799	11,793,959	50,461,931	23,320,251	64,887,647	26,448,569
Net assets
Beginning of year	17,989,238	6,195,279	117,485,123	94,164,872	238,201,440	211,752,871
End of year	$42,639,037	$17,989,238	$167,947,054	$117,485,123	$303,089,087	$238,201,440
36	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	2050 Lifetime Blend Portfolio		2045 Lifetime Blend Portfolio		2040 Lifetime Blend Portfolio
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$6,222,218	$4,577,802	$8,074,787	$6,114,579	$9,370,146	$6,937,831
Net realized gain (loss)	(14,902,418)	24,382,624	(17,202,069)	32,249,310	(16,239,736)	32,444,070
Change in net unrealized appreciation (depreciation)	44,839,229	(81,620,188)	53,822,469	(106,587,509)	50,511,572	(110,904,814)
Increase (decrease) in net assets resulting from operations	36,159,029	(52,659,762)	44,695,187	(68,223,620)	43,641,982	(71,522,913)
Distributions to shareholders
From earnings
Class A	(3,292,512)	(1,127,671)	(4,316,129)	(1,353,614)	(4,330,814)	(1,583,119)
Class R4	(459,664)	(398,103)	(499,496)	(420,021)	(483,909)	(441,248)
Class R6	(7,914,662)	(5,684,275)	(9,799,538)	(7,215,567)	(8,136,302)	(6,380,074)
Class 1	(13,098,720)	(10,118,619)	(18,160,164)	(14,420,758)	(19,939,303)	(16,604,511)
Total distributions	(24,765,558)	(17,328,668)	(32,775,327)	(23,409,960)	(32,890,328)	(25,008,952)
Portfolio share transactions
From portfolio share transactions	63,725,505	116,546,813	82,479,328	128,098,886	111,565,169	141,614,031
Total increase	75,118,976	46,558,383	94,399,188	36,465,306	122,316,823	45,082,166
Net assets
Beginning of year	324,028,425	277,470,042	409,281,467	372,816,161	436,145,212	391,063,046
End of year	$399,147,401	$324,028,425	$503,680,655	$409,281,467	$558,462,035	$436,145,212
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	37

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	2035 Lifetime Blend Portfolio		2030 Lifetime Blend Portfolio		2025 Lifetime Blend Portfolio
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$12,279,873	$8,908,567	$13,772,647	$10,649,862	$12,827,963	$9,843,164
Net realized gain (loss)	(18,312,389)	34,624,492	(17,216,841)	33,001,463	(17,259,156)	22,319,787
Change in net unrealized appreciation (depreciation)	52,024,902	(126,667,878)	42,539,758	(124,616,544)	31,958,401	(94,244,758)
Increase (decrease) in net assets resulting from operations	45,992,386	(83,134,819)	39,095,564	(80,965,219)	27,527,208	(62,081,807)
Distributions to shareholders
From earnings
Class A	(4,782,725)	(1,705,248)	(5,622,940)	(2,132,067)	(5,905,008)	(2,726,265)
Class R4	(662,378)	(592,118)	(741,644)	(674,010)	(350,594)	(439,487)
Class R6	(8,497,312)	(7,176,056)	(8,073,904)	(6,893,497)	(5,762,510)	(5,919,258)
Class 1	(23,951,005)	(19,771,865)	(24,258,898)	(22,558,522)	(15,775,618)	(18,101,006)
Total distributions	(37,893,420)	(29,245,287)	(38,697,386)	(32,258,096)	(27,793,730)	(27,186,016)
Portfolio share transactions
From portfolio share transactions	156,086,990	173,709,265	167,423,023	157,061,294	114,237,405	143,902,229
Total increase	164,185,956	61,329,159	167,821,201	43,837,979	113,970,883	54,634,406
Net assets
Beginning of year	511,964,099	450,634,940	515,318,881	471,480,902	438,126,656	383,492,250
End of year	$676,150,055	$511,964,099	$683,140,082	$515,318,881	$552,097,539	$438,126,656
38	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	2020 Lifetime Blend Portfolio		2015 Lifetime Blend Portfolio		2010 Lifetime Blend Portfolio
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$6,756,035	$5,404,516	$2,065,050	$1,704,245	$1,550,563	$1,281,175
Net realized gain (loss)	(7,654,532)	7,739,387	(2,603,171)	1,357,422	(2,313,342)	845,249
Change in net unrealized appreciation (depreciation)	12,452,078	(41,416,327)	3,914,655	(10,815,205)	2,964,320	(6,919,687)
Increase (decrease) in net assets resulting from operations	11,553,581	(28,272,424)	3,376,534	(7,753,538)	2,201,541	(4,793,263)
Distributions to shareholders
From earnings
Class A	(3,189,277)	(1,931,447)	(817,369)	(426,685)	(405,522)	(128,277)
Class R4	(173,321)	(312,715)	(26,859)	(41,807)	(11,387)	(14,351)
Class R6	(2,418,735)	(3,413,680)	(707,085)	(1,240,663)	(318,850)	(433,284)
Class 1	(5,625,441)	(9,116,734)	(1,532,747)	(2,619,689)	(1,726,825)	(2,205,321)
Total distributions	(11,406,774)	(14,774,576)	(3,084,060)	(4,328,844)	(2,462,584)	(2,781,233)
Portfolio share transactions
From portfolio share transactions	51,074,592	62,831,773	14,741,350	18,493,300	14,793,265	11,618,341
Total increase	51,221,399	19,784,773	15,033,824	6,410,918	14,532,222	4,043,845
Net assets
Beginning of year	218,499,763	198,714,990	63,441,399	57,030,481	44,754,167	40,710,322
End of year	$269,721,162	$218,499,763	$78,475,223	$63,441,399	$59,286,389	$44,754,167
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	39

Financial highlights
2065 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2065 Lifetime Blend Portfolio
Class A
08-31-2023	11.15	0.13	1.00	1.13	(0.13)	—	(0.13)	12.15	10.32 [5]	1.22	0.42	1.16	3,032	12
08-31-2022	13.52	0.07 [6]	(2.16)	(2.09)	(0.12)	(0.16)	(0.28)	11.15	(15.86) [5]	1.66	0.42	0.61	1,417	89
08-31-2021 [7]	12.85	— [6,8]	0.67	0.67	—	—	—	13.52	5.21 [5,9]	8.46 [10]	0.41 [10]	0.06 [10]	225	19 [11]
Class R4
08-31-2023	11.15	0.16	0.99	1.15	(0.15)	—	(0.15)	12.15	10.52	1.15	0.25	1.41	476	12
08-31-2022	13.51	0.15 [6]	(2.21)	(2.06)	(0.14)	(0.16)	(0.30)	11.15	(15.66)	1.57	0.23	1.26	292	89
08-31-2021 [12]	10.00	0.11 [6]	3.50	3.61	(0.10)	—	(0.10)	13.51	36.28 [9]	8.34 [10]	0.19 [10]	0.99 [10]	204	19
Class R6
08-31-2023	11.15	0.12	1.06	1.18	(0.18)	—	(0.18)	12.15	10.78	0.82	0.01	1.01	4,303	12
08-31-2022	13.52	0.19 [6]	(2.23)	(2.04)	(0.17)	(0.16)	(0.33)	11.15	(15.52)	1.25	0.01	1.61	410	89
08-31-2021 [12]	10.00	0.17 [6]	3.45	3.62	(0.10)	—	(0.10)	13.52	36.44 [9]	8.06 [10]	0.01 [10]	1.52 [10]	68	19
Class 1
08-31-2023	11.16	0.18	0.99	1.17	(0.17)	—	(0.17)	12.16	10.72	0.86	0.06	1.55	34,828	12
08-31-2022	13.52	0.16 [6]	(2.19)	(2.03)	(0.17)	(0.16)	(0.33)	11.16	(15.48)	1.29	0.05	1.34	15,871	89
08-31-2021 [12]	10.00	0.07 [6]	3.55	3.62	(0.10)	—	(0.10)	13.52	36.42 [9]	8.10 [10]	0.05 [10]	0.58 [10]	5,699	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share for the periods ended 8-31-22 and 8-31-21 and 0.01% and less than 0.005% for the period ended 8-31-22 and 8-31-21, respectively.
[7] The inception date for Class A shares is 6-21-21.
[8] Less than $0.005 per share.
[9] Not annualized.
[10] Annualized.
[11] Portfolio turnover is shown for the period from 9-23-20 to 8-31-21.
[12] Period from 9-23-20 (commencement of operations) to 8-31-21.
40	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

2060 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2060 Lifetime Blend Portfolio
Class A
08-31-2023	12.97	0.16	1.09	1.25	(0.16)	(0.58)	(0.74)	13.48	10.37 [5]	0.82	0.42	1.23	23,628	25
08-31-2022	16.14	0.13 [6]	(2.55)	(2.42)	(0.17)	(0.58)	(0.75)	12.97	(15.84) [5]	0.84	0.42	0.94	10,978	81
08-31-2021 [7]	15.35	(0.01)	0.80	0.79	—	—	—	16.14	5.15 [5,8]	0.88 [9]	0.41 [9]	(0.24) [9]	1,905	15 [10]
Class R4
08-31-2023	12.97	0.19	1.08	1.27	(0.18)	(0.58)	(0.76)	13.48	10.55	0.76	0.27	1.46	3,050	25
08-31-2022	16.14	0.19 [6]	(2.58)	(2.39)	(0.20)	(0.58)	(0.78)	12.97	(15.70)	0.78	0.26	1.31	2,006	81
08-31-2021	12.95	0.13	3.48	3.61	(0.18)	(0.24)	(0.42)	16.14	28.37	0.83	0.26	0.85	1,726	15
08-31-2020	12.06	0.13	1.59	1.72	(0.26)	(0.57)	(0.83)	12.95	14.56	1.02	0.24	1.16	376	32
08-31-2019	12.89	0.24 [6]	(0.35)	(0.11)	(0.21)	(0.51)	(0.72)	12.06	(0.04)	1.00	0.16	1.97 [6]	53	13
Class R6
08-31-2023	12.98	0.25	1.06	1.31	(0.22)	(0.58)	(0.80)	13.49	10.84	0.42	0.02	1.98	33,344	25
08-31-2022	16.16	0.22 [6]	(2.59)	(2.37)	(0.23)	(0.58)	(0.81)	12.98	(15.54)	0.43	0.01	1.50	32,711	81
08-31-2021	12.96	0.19	3.46	3.65	(0.21)	(0.24)	(0.45)	16.16	28.68	0.48	0.01	1.31	23,276	15
08-31-2020	12.06	0.22	1.53	1.75	(0.28)	(0.57)	(0.85)	12.96	14.84	0.70	—	1.90	8,365	32
08-31-2019	12.90	0.22 [6]	(0.32)	(0.10)	(0.23)	(0.51)	(0.74)	12.06	0.08	0.75	—	1.88 [6]	2,758	13
Class 1
08-31-2023	12.98	0.21	1.09	1.30	(0.21)	(0.58)	(0.79)	13.49	10.78	0.46	0.06	1.65	107,925	25
08-31-2022	16.15	0.22 [6]	(2.58)	(2.36)	(0.23)	(0.58)	(0.81)	12.98	(15.52)	0.47	0.05	1.52	71,791	81
08-31-2021	12.96	0.20	3.43	3.63	(0.20)	(0.24)	(0.44)	16.15	28.54	0.52	0.05	1.39	67,257	15
08-31-2020	12.06	0.25	1.50	1.75	(0.28)	(0.57)	(0.85)	12.96	14.77	0.73	0.05	2.08	36,437	32
08-31-2019	12.90	0.23 [6]	(0.33)	(0.10)	(0.23)	(0.51)	(0.74)	12.06	0.03	0.78	0.05	1.92 [6]	24,271	13

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share for the periods ended 8-31-22 and 8-31-19 and 0.01% and 0.01% for the periods ended 8-31-22 and 8-31-19, respectively.
[7] The inception date for Class A shares is 6-21-21.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	41

Financial highlights continued
2055 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2055 Lifetime Blend Portfolio
Class A
08-31-2023	12.04	0.14	0.99	1.13	(0.15)	(0.69)	(0.84)	12.33	10.29 [5]	0.77	0.43	1.22	50,736	29
08-31-2022	15.05	0.13 [6]	(2.37)	(2.24)	(0.16)	(0.61)	(0.77)	12.04	(15.78) [5]	0.76	0.42	1.00	23,337	79
08-31-2021 [7]	14.31	(0.01)	0.75	0.74	—	—	—	15.05	5.17 [5,8]	0.76 [9]	0.41 [9]	(0.27) [9]	4,336	15 [10]
Class R4
08-31-2023	12.01	0.18	0.98	1.16	(0.17)	(0.69)	(0.86)	12.31	10.57	0.72	0.27	1.51	5,677	29
08-31-2022	15.03	0.18 [6]	(2.41)	(2.23)	(0.18)	(0.61)	(0.79)	12.01	(15.73)	0.71	0.26	1.36	4,586	79
08-31-2021	12.15	0.15	3.21	3.36	(0.17)	(0.31)	(0.48)	15.03	28.26	0.71	0.26	1.11	5,128	15
08-31-2020	11.48	0.06	1.58	1.64	(0.25)	(0.72)	(0.97)	12.15	14.67	0.76	0.26	0.57	2,219	28
08-31-2019	12.71	0.23 [6]	(0.40)	(0.17)	(0.23)	(0.83)	(1.06)	11.48	(0.14)	0.65	0.16	1.96 [6]	52	18
Class R6
08-31-2023	12.03	0.25	0.93	1.18	(0.20)	(0.69)	(0.89)	12.32	10.77	0.37	0.02	2.09	53,947	29
08-31-2022	15.05	0.21 [6]	(2.40)	(2.19)	(0.22)	(0.61)	(0.83)	12.03	(15.51)	0.36	0.01	1.56	69,354	79
08-31-2021	12.16	0.19	3.20	3.39	(0.19)	(0.31)	(0.50)	15.05	28.60	0.36	0.01	1.39	57,666	15
08-31-2020	11.48	0.23	1.44	1.67	(0.27)	(0.72)	(0.99)	12.16	14.95	0.42	—	2.04	24,431	28
08-31-2019	12.71	0.21 [6]	(0.36)	(0.15)	(0.25)	(0.83)	(1.08)	11.48	0.06	0.40	—	1.86 [6]	10,711	18
Class 1
08-31-2023	12.04	0.20	0.98	1.18	(0.20)	(0.69)	(0.89)	12.33	10.70	0.41	0.06	1.69	192,729	29
08-31-2022	15.06	0.21 [6]	(2.40)	(2.19)	(0.22)	(0.61)	(0.83)	12.04	(15.53)	0.40	0.05	1.54	140,924	79
08-31-2021	12.16	0.19	3.21	3.40	(0.19)	(0.31)	(0.50)	15.06	28.63	0.40	0.05	1.42	144,622	15
08-31-2020	11.49	0.24	1.42	1.66	(0.27)	(0.72)	(0.99)	12.16	14.78	0.46	0.05	2.13	90,699	28
08-31-2019	12.72	0.23 [6]	(0.39)	(0.16)	(0.24)	(0.83)	(1.07)	11.49	0.00 [11]	0.44	0.05	2.01 [6]	71,469	18

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-22 and 8-31-19.
[7] The inception date for Class A shares is 6-21-21.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[11] Less than 0.005%.
42	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

2050 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2050 Lifetime Blend Portfolio
Class A
08-31-2023	12.11	0.15	1.01	1.16	(0.16)	(0.63)	(0.79)	12.48	10.40 [5]	0.76	0.43	1.28	75,211	32
08-31-2022	15.16	0.12 [6]	(2.38)	(2.26)	(0.16)	(0.63)	(0.79)	12.11	(15.84) [5]	0.75	0.42	0.91	37,655	80
08-31-2021 [7]	14.41	(0.01)	0.76	0.75	—	—	—	15.16	5.20 [5,8]	0.74 [9]	0.41 [9]	(0.28) [9]	4,180	17 [10]
Class R4
08-31-2023	12.10	0.18	0.99	1.17	(0.18)	(0.63)	(0.81)	12.46	10.49	0.70	0.27	1.53	7,787	32
08-31-2022	15.14	0.19 [6]	(2.42)	(2.23)	(0.18)	(0.63)	(0.81)	12.10	(15.65)	0.69	0.26	1.36	6,648	80
08-31-2021	12.27	0.14	3.25	3.39	(0.17)	(0.35)	(0.52)	15.14	28.30	0.69	0.26	0.99	7,284	17
08-31-2020	11.61	0.10	1.56	1.66	(0.25)	(0.75)	(1.00)	12.27	14.61	0.73	0.26	0.95	2,351	30
08-31-2019	12.85	0.10 [6]	(0.28)	(0.18)	(0.23)	(0.83)	(1.06)	11.61	(0.18)	0.68	0.24	0.87 [6]	241	19
Class R6
08-31-2023	12.11	0.25	0.94	1.19	(0.21)	(0.63)	(0.84)	12.46	10.71	0.35	0.02	2.11	74,465	32
08-31-2022	15.15	0.21 [6]	(2.40)	(2.19)	(0.22)	(0.63)	(0.85)	12.11	(15.43)	0.34	0.01	1.57	103,056	80
08-31-2021	12.28	0.19	3.23	3.42	(0.20)	(0.35)	(0.55)	15.15	28.55	0.34	0.01	1.42	94,579	17
08-31-2020	11.62	0.24	1.45	1.69	(0.28)	(0.75)	(1.03)	12.28	14.89	0.38	—	2.09	48,478	30
08-31-2019	12.85	0.23 [6]	(0.38)	(0.15)	(0.25)	(0.83)	(1.08)	11.62	0.11	0.36	—	1.98 [6]	26,188	19
Class 1
08-31-2023	12.11	0.20	1.00	1.20	(0.20)	(0.63)	(0.83)	12.48	10.82	0.40	0.06	1.69	241,685	32
08-31-2022	15.16	0.21 [6]	(2.42)	(2.21)	(0.21)	(0.63)	(0.84)	12.11	(15.52)	0.38	0.05	1.53	176,669	80
08-31-2021	12.28	0.19	3.23	3.42	(0.19)	(0.35)	(0.54)	15.16	28.59	0.38	0.05	1.42	171,428	17
08-31-2020	11.62	0.25	1.43	1.68	(0.27)	(0.75)	(1.02)	12.28	14.82	0.42	0.05	2.16	109,857	30
08-31-2019	12.85	0.23 [6]	(0.38)	(0.15)	(0.25)	(0.83)	(1.08)	11.62	0.05	0.39	0.05	2.01 [6]	91,692	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-22 and 8-31-19.
[7] The inception date for Class A shares is 6-21-21.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	43

Financial highlights continued
2045 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2045 Lifetime Blend Portfolio
Class A
08-31-2023	11.94	0.15	0.93	1.08	(0.16)	(0.67)	(0.83)	12.19	9.92 [5]	0.76	0.43	1.32	94,673	29
08-31-2022	14.96	0.12 [6]	(2.33)	(2.21)	(0.16)	(0.65)	(0.81)	11.94	(15.74) [5]	0.74	0.42	0.94	44,758	80
08-31-2021 [7]	14.22	(0.01)	0.75	0.74	—	—	—	14.96	5.20 [5,8]	0.72 [9]	0.41 [9]	(0.28) [9]	7,583	18 [10]
Class R4
08-31-2023	11.91	0.19	0.91	1.10	(0.18)	(0.67)	(0.85)	12.16	10.11	0.70	0.27	1.59	7,909	29
08-31-2022	14.93	0.19 [6]	(2.38)	(2.19)	(0.18)	(0.65)	(0.83)	11.91	(15.63)	0.68	0.26	1.38	6,716	80
08-31-2021	12.11	0.15	3.19	3.34	(0.17)	(0.35)	(0.52)	14.93	28.31	0.67	0.26	1.12	7,411	18
08-31-2020	11.49	0.13	1.51	1.64	(0.26)	(0.76)	(1.02)	12.11	14.67	0.70	0.27	1.18	3,188	33
08-31-2019	12.76	0.20 [6]	(0.38)	(0.18)	(0.23)	(0.86)	(1.09)	11.49	(0.11)	0.60	0.18	1.72 [6]	50	19
Class R6
08-31-2023	11.95	0.25	0.88	1.13	(0.21)	(0.67)	(0.88)	12.20	10.38	0.35	0.02	2.13	90,644	29
08-31-2022	14.97	0.22 [6]	(2.37)	(2.15)	(0.22)	(0.65)	(0.87)	11.95	(15.39)	0.33	0.01	1.60	122,435	80
08-31-2021	12.14	0.20	3.18	3.38	(0.20)	(0.35)	(0.55)	14.97	28.59	0.32	0.01	1.44	116,109	18
08-31-2020	11.51	0.24	1.43	1.67	(0.28)	(0.76)	(1.04)	12.14	14.94	0.35	—	2.16	66,299	33
08-31-2019	12.77	0.22 [6]	(0.37)	(0.15)	(0.25)	(0.86)	(1.11)	11.51	0.09	0.33	—	1.96 [6]	44,013	19
Class 1
08-31-2023	11.94	0.21	0.92	1.13	(0.21)	(0.67)	(0.88)	12.19	10.33	0.39	0.06	1.75	310,455	29
08-31-2022	14.96	0.21 [6]	(2.37)	(2.16)	(0.21)	(0.65)	(0.86)	11.94	(15.43)	0.37	0.05	1.56	235,373	80
08-31-2021	12.13	0.19	3.19	3.38	(0.20)	(0.35)	(0.55)	14.96	28.56	0.36	0.05	1.41	241,713	18
08-31-2020	11.50	0.24	1.42	1.66	(0.27)	(0.76)	(1.03)	12.13	14.89	0.39	0.05	2.15	142,635	33
08-31-2019	12.76	0.23 [6]	(0.39)	(0.16)	(0.24)	(0.86)	(1.10)	11.50	0.03	0.37	0.05	2.02 [6]	120,446	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-22 and 8-31-19.
[7] The inception date for Class A shares is 6-21-21.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
44	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

2040 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2040 Lifetime Blend Portfolio
Class A
08-31-2023	11.77	0.17	0.77	0.94	(0.16)	(0.62)	(0.78)	11.93	8.72 [5]	0.78	0.45	1.50	97,674	23
08-31-2022	14.71	0.14	(2.29)	(2.15)	(0.17)	(0.62)	(0.79)	11.77	(15.55) [5]	0.76	0.43	1.11	48,066	75
08-31-2021 [6]	14.02	(0.01)	0.70	0.69	—	—	—	14.71	4.92 [5,7]	0.74 [8]	0.41 [8]	(0.21) [8]	7,706	20 [9]
Class R4
08-31-2023	11.77	0.20	0.76	0.96	(0.18)	(0.62)	(0.80)	11.93	8.88	0.72	0.29	1.76	7,572	23
08-31-2022	14.71	0.20	(2.32)	(2.12)	(0.20)	(0.62)	(0.82)	11.77	(15.40)	0.70	0.27	1.49	7,079	75
08-31-2021	12.12	0.13	3.05	3.18	(0.18)	(0.41)	(0.59)	14.71	26.96	0.68	0.26	0.95	7,774	20
08-31-2020	11.50	0.08	1.57	1.65	(0.26)	(0.77)	(1.03)	12.12	14.75	0.69	0.26	0.77	1,808	41
08-31-2019	12.79	0.23 [10]	(0.38)	(0.15)	(0.23)	(0.91)	(1.14)	11.50	0.11	0.58	0.17	1.96 [10]	54	18
Class R6
08-31-2023	11.78	0.25	0.74	0.99	(0.21)	(0.62)	(0.83)	11.94	9.18	0.37	0.04	2.13	111,762	23
08-31-2022	14.72	0.23	(2.32)	(2.09)	(0.23)	(0.62)	(0.85)	11.78	(15.19)	0.36	0.02	1.71	107,439	75
08-31-2021	12.13	0.20	3.00	3.20	(0.20)	(0.41)	(0.61)	14.72	27.21	0.33	0.01	1.50	101,995	20
08-31-2020	11.50	0.25	1.43	1.68	(0.28)	(0.77)	(1.05)	12.13	15.05	0.35	0.01	2.21	56,804	41
08-31-2019	12.80	0.23 [10]	(0.37)	(0.14)	(0.25)	(0.91)	(1.16)	11.50	0.23	0.33	—	2.01 [10]	37,168	18
Class 1
08-31-2023	11.78	0.22	0.75	0.97	(0.20)	(0.62)	(0.82)	11.93	9.04	0.41	0.08	1.93	341,454	23
08-31-2022	14.72	0.22	(2.31)	(2.09)	(0.23)	(0.62)	(0.85)	11.78	(15.22)	0.40	0.06	1.67	273,561	75
08-31-2021	12.13	0.20	3.00	3.20	(0.20)	(0.41)	(0.61)	14.72	27.16	0.37	0.05	1.51	273,588	20
08-31-2020	11.50	0.25	1.42	1.67	(0.27)	(0.77)	(1.04)	12.13	14.98	0.39	0.06	2.23	171,471	41
08-31-2019	12.79	0.24 [10]	(0.38)	(0.14)	(0.24)	(0.91)	(1.15)	11.50	0.25	0.37	0.05	2.04 [10]	152,593	18

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[10] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and less than 0.005% for the period ended 8-31-19.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	45

Financial highlights continued
2035 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2035 Lifetime Blend Portfolio
Class A
08-31-2023	11.45	0.19	0.60	0.79	(0.18)	(0.56)	(0.74)	11.50	7.55 [5]	0.79	0.47	1.71	113,951	19
08-31-2022	14.26	0.15	(2.20)	(2.05)	(0.17)	(0.59)	(0.76)	11.45	(15.29) [5]	0.78	0.45	1.22	56,843	69
08-31-2021 [6]	13.64	— [7]	0.62	0.62	—	—	—	14.26	4.55 [5,8]	0.75 [9]	0.43 [9]	(0.09) [9]	7,671	24 [10]
Class R4
08-31-2023	11.45	0.22	0.58	0.80	(0.20)	(0.56)	(0.76)	11.49	7.61	0.73	0.31	1.94	11,484	19
08-31-2022	14.26	0.21	(2.24)	(2.03)	(0.19)	(0.59)	(0.78)	11.45	(15.15)	0.72	0.29	1.62	9,617	69
08-31-2021	12.00	0.16	2.69	2.85	(0.18)	(0.41)	(0.59)	14.26	24.47	0.70	0.27	1.24	10,690	24
08-31-2020	11.40	0.15	1.42	1.57	(0.27)	(0.70)	(0.97)	12.00	14.15	0.71	0.29	1.39	3,970	42
08-31-2019	12.52	0.22	(0.28)	(0.06)	(0.24)	(0.82)	(1.06)	11.40	0.72	0.61	0.19	1.92	66	19
Class R6
08-31-2023	11.46	0.25	0.58	0.83	(0.23)	(0.56)	(0.79)	11.50	7.90	0.38	0.06	2.23	136,676	19
08-31-2022	14.27	0.24	(2.23)	(1.99)	(0.23)	(0.59)	(0.82)	11.46	(14.93)	0.37	0.04	1.87	115,856	69
08-31-2021	12.01	0.21	2.67	2.88	(0.21)	(0.41)	(0.62)	14.27	24.73	0.35	0.02	1.58	115,558	24
08-31-2020	11.40	0.25	1.35	1.60	(0.29)	(0.70)	(0.99)	12.01	14.45	0.36	0.03	2.27	61,944	42
08-31-2019	12.52	0.24	(0.28)	(0.04)	(0.26)	(0.82)	(1.08)	11.40	0.93	0.34	0.01	2.11	38,369	19
Class 1
08-31-2023	11.46	0.24	0.59	0.83	(0.22)	(0.56)	(0.78)	11.51	7.94	0.43	0.10	2.14	414,039	19
08-31-2022	14.27	0.23	(2.23)	(2.00)	(0.22)	(0.59)	(0.81)	11.46	(14.97)	0.41	0.08	1.81	329,648	69
08-31-2021	12.01	0.21	2.67	2.88	(0.21)	(0.41)	(0.62)	14.27	24.67	0.39	0.06	1.62	316,717	24
08-31-2020	11.40	0.26	1.33	1.59	(0.28)	(0.70)	(0.98)	12.01	14.40	0.40	0.08	2.28	210,077	42
08-31-2019	12.52	0.25	(0.29)	(0.04)	(0.26)	(0.82)	(1.08)	11.40	0.88	0.38	0.06	2.19	185,231	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Less than $0.005 per share.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
46	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

2030 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2030 Lifetime Blend Portfolio
Class A
08-31-2023	11.15	0.21	0.43	0.64	(0.20)	(0.55)	(0.75)	11.04	6.32 [5]	0.82	0.49	1.95	125,637	16
08-31-2022	13.81	0.19	(2.08)	(1.89)	(0.18)	(0.59)	(0.77)	11.15	(14.59) [5]	0.80	0.47	1.58	67,199	69
08-31-2021 [6]	13.26	— [7]	0.55	0.55	—	—	—	13.81	4.15 [5,8]	0.77 [9]	0.46 [9]	0.12 [9]	9,031	31 [10]
Class R4
08-31-2023	11.15	0.24	0.41	0.65	(0.22)	(0.55)	(0.77)	11.03	6.37	0.76	0.33	2.21	12,187	16
08-31-2022	13.81	0.24	(2.11)	(1.87)	(0.20)	(0.59)	(0.79)	11.15	(14.44)	0.74	0.31	1.89	10,514	69
08-31-2021	11.90	0.19	2.31	2.50	(0.19)	(0.40)	(0.59)	13.81	21.64	0.72	0.30	1.48	11,545	31
08-31-2020	11.31	0.19	1.26	1.45	(0.27)	(0.59)	(0.86)	11.90	13.20	0.74	0.32	1.78	6,232	45
08-31-2019	12.20	0.24	(0.15)	0.09	(0.25)	(0.73)	(0.98)	11.31	1.80	0.62	0.21	2.18	56	24
Class R6
08-31-2023	11.16	0.26	0.42	0.68	(0.24)	(0.55)	(0.79)	11.05	6.76	0.41	0.08	2.40	155,732	16
08-31-2022	13.82	0.27	(2.10)	(1.83)	(0.24)	(0.59)	(0.83)	11.16	(14.23)	0.39	0.06	2.15	104,775	69
08-31-2021	11.91	0.22	2.31	2.53	(0.22)	(0.40)	(0.62)	13.82	21.88	0.37	0.05	1.68	102,495	31
08-31-2020	11.32	0.25	1.22	1.47	(0.29)	(0.59)	(0.88)	11.91	13.38	0.39	0.06	2.29	46,937	45
08-31-2019	12.21	0.25	(0.14)	0.11	(0.27)	(0.73)	(1.00)	11.32	2.01	0.37	0.04	2.29	21,285	24
Class 1
08-31-2023	11.16	0.26	0.41	0.67	(0.24)	(0.55)	(0.79)	11.04	6.62	0.45	0.13	2.41	389,584	16
08-31-2022	13.82	0.26	(2.10)	(1.84)	(0.23)	(0.59)	(0.82)	11.16	(14.25)	0.43	0.10	2.09	332,831	69
08-31-2021	11.91	0.23	2.29	2.52	(0.21)	(0.40)	(0.61)	13.82	21.83	0.41	0.09	1.77	348,410	31
08-31-2020	11.31	0.26	1.21	1.47	(0.28)	(0.59)	(0.87)	11.91	13.43	0.42	0.11	2.35	245,230	45
08-31-2019	12.20	0.26	(0.16)	0.10	(0.26)	(0.73)	(0.99)	11.31	1.94	0.41	0.09	2.33	216,585	24

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Less than $0.005 per share.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	47

Financial highlights continued
2025 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2025 Lifetime Blend Portfolio
Class A
08-31-2023	10.67	0.23	0.27	0.50	(0.22)	(0.38)	(0.60)	10.57	5.05 [5]	0.86	0.54	2.26	150,550	21
08-31-2022	13.07	0.21	(1.84)	(1.63)	(0.19)	(0.58)	(0.77)	10.67	(13.36) [5]	0.84	0.51	1.88	85,495	59
08-31-2021 [6]	12.62	0.01	0.44	0.45	—	—	—	13.07	3.57 [5,7]	0.81 [8]	0.49 [8]	0.45 [8]	12,112	41 [9]
Class R4
08-31-2023	10.66	0.26	0.26	0.52	(0.23)	(0.38)	(0.61)	10.57	5.32	0.80	0.38	2.49	6,192	21
08-31-2022	13.07	0.26	(1.88)	(1.62)	(0.21)	(0.58)	(0.79)	10.66	(13.30)	0.78	0.35	2.15	6,167	59
08-31-2021	11.62	0.20	1.88	2.08	(0.20)	(0.43)	(0.63)	13.07	18.50	0.76	0.34	1.67	7,251	41
08-31-2020	11.15	0.20	1.07	1.27	(0.28)	(0.52)	(0.80)	11.62	11.74	0.77	0.36	1.82	4,177	62
08-31-2019	11.86	0.27	(0.04)	0.23	(0.27)	(0.67)	(0.94)	11.15	2.94	0.66	0.25	2.40	55	25
Class R6
08-31-2023	10.68	0.28	0.26	0.54	(0.26)	(0.38)	(0.64)	10.58	5.50	0.45	0.13	2.70	117,356	21
08-31-2022	13.09	0.28	(1.87)	(1.59)	(0.24)	(0.58)	(0.82)	10.68	(13.06)	0.43	0.10	2.39	85,455	59
08-31-2021	11.63	0.23	1.89	2.12	(0.23)	(0.43)	(0.66)	13.09	18.84	0.41	0.09	1.89	91,021	41
08-31-2020	11.15	0.27	1.03	1.30	(0.30)	(0.52)	(0.82)	11.63	11.98	0.42	0.10	2.45	43,689	62
08-31-2019	11.87	0.24	— [10]	0.24	(0.29)	(0.67)	(0.96)	11.15	3.05	0.41	0.08	2.23	17,092	25
Class 1
08-31-2023	10.67	0.28	0.25	0.53	(0.25)	(0.38)	(0.63)	10.57	5.45	0.49	0.17	2.69	278,000	21
08-31-2022	13.08	0.28	(1.88)	(1.60)	(0.23)	(0.58)	(0.81)	10.67	(13.10)	0.47	0.14	2.35	261,009	59
08-31-2021	11.62	0.24	1.88	2.12	(0.23)	(0.43)	(0.66)	13.08	18.81	0.45	0.13	1.94	273,108	41
08-31-2020	11.14	0.27	1.02	1.29	(0.29)	(0.52)	(0.81)	11.62	11.94	0.46	0.15	2.46	205,297	62
08-31-2019	11.86	0.28	(0.05)	0.23	(0.28)	(0.67)	(0.95)	11.14	2.99	0.44	0.13	2.52	200,661	25

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[10] Less than $0.005 per share.
48	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

2020 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2020 Lifetime Blend Portfolio
Class A
08-31-2023	10.19	0.25	0.18	0.43	(0.23)	(0.24)	(0.47)	10.15	4.52 [5]	0.93	0.59	2.49	92,504	23
08-31-2022	12.40	0.23	(1.65)	(1.42)	(0.20)	(0.59)	(0.79)	10.19	(12.31) [5]	0.94	0.57	2.16	58,199	54
08-31-2021 [6]	12.04	0.01	0.35	0.36	—	—	—	12.40	2.99 [5,7]	0.91 [8]	0.55 [8]	0.56 [8]	8,174	48 [9]
Class R4
08-31-2023	10.18	0.27	0.18	0.45	(0.25)	(0.24)	(0.49)	10.14	4.68	0.87	0.43	2.71	3,448	23
08-31-2022	12.39	0.27	(1.67)	(1.40)	(0.22)	(0.59)	(0.81)	10.18	(12.17)	0.87	0.41	2.36	3,551	54
08-31-2021	11.34	0.22	1.44	1.66	(0.22)	(0.39)	(0.61)	12.39	15.08	0.86	0.40	1.89	5,186	48
08-31-2020	11.01	0.24	0.80	1.04	(0.29)	(0.42)	(0.71)	11.34	9.66	0.86	0.39	2.26	4,746	78
08-31-2019	11.48	0.24	0.13	0.37	(0.28)	(0.56)	(0.84)	11.01	4.12	0.75	0.29	2.25	101	24
Class R6
08-31-2023	10.21	0.29	0.18	0.47	(0.27)	(0.24)	(0.51)	10.17	4.94	0.52	0.18	2.92	53,407	23
08-31-2022	12.42	0.30	(1.67)	(1.37)	(0.25)	(0.59)	(0.84)	10.21	(11.92)	0.53	0.16	2.62	42,809	54
08-31-2021	11.36	0.25	1.45	1.70	(0.25)	(0.39)	(0.64)	12.42	15.41	0.51	0.14	2.12	47,943	48
08-31-2020	11.02	0.27	0.80	1.07	(0.31)	(0.42)	(0.73)	11.36	9.97	0.51	0.13	2.52	38,491	78
08-31-2019	11.49	0.27	0.12	0.39	(0.30)	(0.56)	(0.86)	11.02	4.32	0.47	0.10	2.54	9,368	24
Class 1
08-31-2023	10.20	0.29	0.17	0.46	(0.27)	(0.24)	(0.51)	10.15	4.79	0.57	0.23	2.89	120,362	23
08-31-2022	12.41	0.29	(1.67)	(1.38)	(0.24)	(0.59)	(0.83)	10.20	(11.96)	0.57	0.20	2.58	113,942	54
08-31-2021	11.35	0.25	1.44	1.69	(0.24)	(0.39)	(0.63)	12.41	15.37	0.55	0.19	2.11	137,412	48
08-31-2020	11.01	0.29	0.77	1.06	(0.30)	(0.42)	(0.72)	11.35	9.93	0.54	0.18	2.70	107,158	78
08-31-2019	11.48	0.30	0.08	0.38	(0.29)	(0.56)	(0.85)	11.01	4.27	0.50	0.15	2.73	124,872	24

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	49

Financial highlights continued
2015 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2015 Lifetime Blend Portfolio
Class A
08-31-2023	9.79	0.25	0.15	0.40	(0.24)	(0.19)	(0.43)	9.76	4.30 [5]	1.09	0.61	2.62	25,675	28
08-31-2022	11.76	0.24	(1.51)	(1.27)	(0.19)	(0.51)	(0.70)	9.79	(11.55) [5]	1.11	0.58	2.34	12,908	64
08-31-2021 [6]	11.46	0.02	0.28	0.30	—	—	—	11.76	2.62 [5,7]	1.12 [8]	0.57 [8]	0.81 [8]	1,932	58 [9]
Class R4
08-31-2023	9.78	0.27	0.14	0.41	(0.25)	(0.19)	(0.44)	9.75	4.45	1.03	0.45	2.82	524	28
08-31-2022	11.75	0.27	(1.52)	(1.25)	(0.21)	(0.51)	(0.72)	9.78	(11.41)	1.06	0.42	2.50	592	64
08-31-2021	11.00	0.22	1.16	1.38	(0.21)	(0.42)	(0.63)	11.75	13.00	1.07	0.41	1.98	672	58
08-31-2020	10.82	0.22	0.67	0.89	(0.30)	(0.41)	(0.71)	11.00	8.45	1.11	0.40	2.12	1,582	99
08-31-2019	11.07	0.29	0.20	0.49	(0.29)	(0.45)	(0.74)	10.82	5.20	0.90	0.27	2.73	50	27
Class R6
08-31-2023	9.81	0.29	0.13	0.42	(0.27)	(0.19)	(0.46)	9.77	4.61	0.68	0.20	3.02	18,648	28
08-31-2022	11.77	0.30	(1.51)	(1.21)	(0.24)	(0.51)	(0.75)	9.81	(11.08)	0.71	0.17	2.76	17,101	64
08-31-2021	11.02	0.26	1.15	1.41	(0.24)	(0.42)	(0.66)	11.77	13.24	0.72	0.16	2.27	19,660	58
08-31-2020	10.82	0.28	0.64	0.92	(0.31)	(0.41)	(0.72)	11.02	8.81	0.76	0.14	2.63	15,783	99
08-31-2019	11.07	0.27	0.23	0.50	(0.30)	(0.45)	(0.75)	10.82	5.39	0.65	0.10	2.57	3,227	27
Class 1
08-31-2023	9.80	0.29	0.15	0.44	(0.28)	(0.19)	(0.47)	9.77	4.71	0.72	0.24	3.01	33,628	28
08-31-2022	11.77	0.30	(1.53)	(1.23)	(0.23)	(0.51)	(0.74)	9.80	(11.20)	0.75	0.22	2.74	32,841	64
08-31-2021	11.02	0.25	1.16	1.41	(0.24)	(0.42)	(0.66)	11.77	13.19	0.76	0.21	2.23	34,767	58
08-31-2020	10.82	0.29	0.63	0.92	(0.31)	(0.41)	(0.72)	11.02	8.76	0.80	0.19	2.72	28,901	99
08-31-2019	11.07	0.30	0.20	0.50	(0.30)	(0.45)	(0.75)	10.82	5.33	0.69	0.15	2.84	36,564	27

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
50	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

2010 Lifetime Blend Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
2010 Lifetime Blend Portfolio
Class A
08-31-2023	9.67	0.27	0.09	0.36	(0.27)	(0.22)	(0.49)	9.54	4.02 [5]	1.20	0.63	2.84	10,298	35
08-31-2022	11.49	0.26	(1.42)	(1.16)	(0.21)	(0.45)	(0.66)	9.67	(10.72) [5]	1.26	0.60	2.55	3,404	69
08-31-2021 [6]	11.23	0.04	0.22	0.26	—	—	—	11.49	2.32 [5,7]	1.25 [8]	0.59 [8]	1.79 [8]	79	62 [9]
Class R4
08-31-2023	9.66	0.29	0.09	0.38	(0.29)	(0.22)	(0.51)	9.53	4.19	1.12	0.45	3.04	113	35
08-31-2022	11.48	0.29	(1.43)	(1.14)	(0.23)	(0.45)	(0.68)	9.66	(10.58)	1.18	0.42	2.71	218	69
08-31-2021	10.84	0.24	0.96	1.20	(0.22)	(0.34)	(0.56)	11.48	11.36	1.16	0.40	2.14	241	62
08-31-2020	10.53	0.25	0.57	0.82	(0.27)	(0.24)	(0.51)	10.84	7.92	1.25	0.38	2.44	207	96
08-31-2019	10.81	0.29	0.25	0.54	(0.31)	(0.51)	(0.82)	10.53	5.91	1.07	0.28	2.84	50	35
Class R6
08-31-2023	9.68	0.30	0.10	0.40	(0.31)	(0.22)	(0.53)	9.55	4.46	0.79	0.22	3.15	10,672	35
08-31-2022	11.50	0.31	(1.42)	(1.11)	(0.26)	(0.45)	(0.71)	9.68	(10.34)	0.86	0.19	2.92	7,161	69
08-31-2021	10.86	0.26	0.96	1.22	(0.24)	(0.34)	(0.58)	11.50	11.57	0.84	0.18	2.33	7,176	62
08-31-2020	10.55	0.32	0.51	0.83	(0.28)	(0.24)	(0.52)	10.86	8.09	0.92	0.14	3.05	4,651	96
08-31-2019	10.83	0.28	0.28	0.56	(0.33)	(0.51)	(0.84)	10.55	6.10	0.82	0.11	2.77	2,172	35
Class 1
08-31-2023	9.67	0.30	0.10	0.40	(0.31)	(0.22)	(0.53)	9.54	4.43	0.83	0.26	3.14	38,203	35
08-31-2022	11.49	0.30	(1.41)	(1.11)	(0.26)	(0.45)	(0.71)	9.67	(10.38)	0.90	0.23	2.89	33,971	69
08-31-2021	10.85	0.26	0.95	1.21	(0.23)	(0.34)	(0.57)	11.49	11.53	0.88	0.22	2.32	33,215	62
08-31-2020	10.54	0.28	0.55	0.83	(0.28)	(0.24)	(0.52)	10.85	8.04	0.96	0.19	2.74	27,389	96
08-31-2019	10.82	0.30	0.25	0.55	(0.32)	(0.51)	(0.83)	10.54	6.05	0.86	0.16	2.95	24,556	35

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	51

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, twelve of which are presented in this report (collectively, the Lifetime Blend Portfolios, or the portfolios and individually, the portfolio).  The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are offered to all investors. Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objective of each portfolio is to seek high total return through each portfolio’s target retirement dates, with a greater focus on income beyond the target dates. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
Effective February 1, 2023, the portfolios changed their names as follows:
Current Portfolio Name	Former Portfolio Name
2065 Lifetime Blend Portfolio	Multi-Index 2065 Lifetime Portfolio
2060 Lifetime Blend Portfolio	Multi-Index 2060 Lifetime Portfolio
2055 Lifetime Blend Portfolio	Multi-Index 2055 Lifetime Portfolio
2050 Lifetime Blend Portfolio	Multi-Index 2050 Lifetime Portfolio
2045 Lifetime Blend Portfolio	Multi-Index 2045 Lifetime Portfolio
2040 Lifetime Blend Portfolio	Multi-Index 2040 Lifetime Portfolio
2035 Lifetime Blend Portfolio	Multi-Index 2035 Lifetime Portfolio
2030 Lifetime Blend Portfolio	Multi-Index 2030 Lifetime Portfolio
2025 Lifetime Blend Portfolio	Multi-Index 2025 Lifetime Portfolio
2020 Lifetime Blend Portfolio	Multi-Index 2020 Lifetime Portfolio
2015 Lifetime Blend Portfolio	Multi-Index 2015 Lifetime Portfolio
2010 Lifetime Blend Portfolio	Multi-Index 2010 Lifetime Portfolio
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and other open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Equity securities, including exchange-traded funds or closed-end funds, held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these
52	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios’ investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
2065 Lifetime Blend Portfolio
Investments in securities:
Assets
Affiliated investment companies	$22,304,379	$22,304,379	—	—
Unaffiliated investment companies	19,483,888	19,483,888	—	—
Common stocks	154	—	—	$154
U.S. Government and Agency obligations	813,109	—	$813,109	—
Short-term investments	235,087	235,087	—	—
Total investments in securities	$42,836,617	$42,023,354	$813,109	$154

2060 Lifetime Blend Portfolio
Investments in securities:
Assets
Affiliated investment companies	$87,756,395	$87,756,395	—	—
Unaffiliated investment companies	76,653,933	76,653,933	—	—
Common stocks	1,192	—	—	$1,192
U.S. Government and Agency obligations	3,410,022	—	$3,410,022	—
Short-term investments	231,280	231,280	—	—
Total investments in securities	$168,052,822	$164,641,608	$3,410,022	$1,192

2055 Lifetime Blend Portfolio
Investments in securities:
Assets
Affiliated investment companies	$158,441,482	$158,441,482	—	—
Unaffiliated investment companies	138,040,441	138,040,441	—	—
Common stocks	2,497	—	—	$2,497
U.S. Government and Agency obligations	6,297,961	—	$6,297,961	—
Short-term investments	2,133,470	2,133,470	—	—
Total investments in securities	$304,915,851	$298,615,393	$6,297,961	$2,497

2050 Lifetime Blend Portfolio
Investments in securities:
Assets
Affiliated investment companies	$208,369,169	$208,369,169	—	—
Unaffiliated investment companies	182,091,897	182,091,897	—	—
Common stocks	3,422	—	—	$3,422
U.S. Government and Agency obligations	8,309,351	—	$8,309,351	—
Short-term investments	715,714	715,714	—	—
Total investments in securities	$399,489,553	$391,176,780	$8,309,351	$3,422

ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	53

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
2045 Lifetime Blend Portfolio
Investments in securities:
Assets
Affiliated investment companies	$256,373,845	$256,373,845	—	—
Unaffiliated investment companies	233,297,173	233,297,173	—	—
Common stocks	4,368	—	—	$4,368
U.S. Government and Agency obligations	13,333,489	—	$13,333,489	—
Short-term investments	2,321,215	2,321,215	—	—
Total investments in securities	$505,330,090	$491,992,233	$13,333,489	$4,368

2040 Lifetime Blend Portfolio
Investments in securities:
Assets
Affiliated investment companies	$255,682,063	$255,682,063	—	—
Unaffiliated investment companies	280,841,822	280,841,822	—	—
Common stocks	4,208	—	—	$4,208
U.S. Government and Agency obligations	21,565,672	—	$21,565,672	—
Short-term investments	1,393,650	1,393,650	—	—
Total investments in securities	$559,487,415	$537,917,535	$21,565,672	$4,208

2035 Lifetime Blend Portfolio
Investments in securities:
Assets
Affiliated investment companies	$276,431,212	$276,431,212	—	—
Unaffiliated investment companies	366,447,321	366,447,321	—	—
Common stocks	4,503	—	—	$4,503
U.S. Government and Agency obligations	32,306,588	—	$32,306,588	—
Short-term investments	1,743,098	1,743,098	—	—
Total investments in securities	$676,932,722	$644,621,631	$32,306,588	$4,503

2030 Lifetime Blend Portfolio
Investments in securities:
Assets
Affiliated investment companies	$244,272,460	$244,272,460	—	—
Unaffiliated investment companies	399,605,617	399,605,617	—	—
Common stocks	4,036	—	—	$4,036
U.S. Government and Agency obligations	40,265,315	—	$40,265,315	—
Short-term investments	24,836,822	24,836,822	—	—
Total investments in securities	$708,984,250	$668,714,899	$40,265,315	$4,036

2025 Lifetime Blend Portfolio
Investments in securities:
Assets
Affiliated investment companies	$149,549,381	$149,549,381	—	—
Unaffiliated investment companies	364,964,805	364,964,805	—	—
Common stocks	2,719	—	—	$2,719
U.S. Government and Agency obligations	37,476,255	—	$37,476,255	—
Short-term investments	12,962,612	12,962,612	—	—
Total investments in securities	$564,955,772	$527,476,798	$37,476,255	$2,719

2020 Lifetime Blend Portfolio
Investments in securities:
Assets
54	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
2020 Lifetime Blend Portfolio (continued)
Affiliated investment companies	$49,258,244	$49,258,244	—	—
Unaffiliated investment companies	200,990,622	200,990,622	—	—
Common stocks	840	—	—	$840
U.S. Government and Agency obligations	19,671,715	—	$19,671,715	—
Short-term investments	9,032,588	9,032,588	—	—
Total investments in securities	$278,954,009	$259,281,454	$19,671,715	$840

2015 Lifetime Blend Portfolio
Investments in securities:
Assets
Affiliated investment companies	$12,788,870	$12,788,870	—	—
Unaffiliated investment companies	59,586,456	59,586,456	—	—
Common stocks	217	—	—	$217
U.S. Government and Agency obligations	6,135,821	—	$6,135,821	—
Short-term investments	4,493,675	4,493,675	—	—
Total investments in securities	$83,005,039	$76,869,001	$6,135,821	$217

2010 Lifetime Blend Portfolio
Investments in securities:
Assets
Affiliated investment companies	$7,144,461	$7,144,461	—	—
Unaffiliated investment companies	47,351,489	47,351,489	—	—
Common stocks	115	—	—	$115
U.S. Government and Agency obligations	4,717,617	—	$4,717,617	—
Short-term investments	2,499,111	2,499,111	—	—
Total investments in securities	$61,712,793	$56,995,061	$4,717,617	$115
Level 3 includes securities valued at $0. Refer to Portfolios’ investments.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios may invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	55

indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the portfolios will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at August 31, 2023:
Portfolio	Market value of securities on loan	Cash collateral received
2055 Lifetime Blend Portfolio	$1,963,632	$2,003,056
2045 Lifetime Blend Portfolio	1,397,742	1,425,996
2030 Lifetime Blend Portfolio	23,473,288	23,989,214
2025 Lifetime Blend Portfolio	12,761,112	13,020,411
2020 Lifetime Blend Portfolio	8,879,011	9,059,284
2015 Lifetime Blend Portfolio	4,298,113	4,385,362
2010 Lifetime Blend Portfolio	2,277,500	2,323,888
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2023, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2023 were as follows:
Portfolio	Commitment fee
2065 Lifetime Blend Portfolio	$3,160
2060 Lifetime Blend Portfolio	3,526
2055 Lifetime Blend Portfolio	3,942
2050 Lifetime Blend Portfolio	4,239
2045 Lifetime Blend Portfolio	4,547
2040 Lifetime Blend Portfolio	4,673
2035 Lifetime Blend Portfolio	4,986
2030 Lifetime Blend Portfolio	4,996
2025 Lifetime Blend Portfolio	4,679
2020 Lifetime Blend Portfolio	3,860
2015 Lifetime Blend Portfolio	3,294
2010 Lifetime Blend Portfolio	3,227
56	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and each portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of August 31, 2023:
	No Expiration Date
Portfolio	Short Term	Long Term
2065 Lifetime Blend Portfolio	$262,943	—
2060 Lifetime Blend Portfolio	646,601	$612,892
2055 Lifetime Blend Portfolio	2,319,480	2,255,908
2050 Lifetime Blend Portfolio	4,093,332	3,652,698
2045 Lifetime Blend Portfolio	3,511,967	3,675,454
2040 Lifetime Blend Portfolio	1,444,314	4,738,633
2035 Lifetime Blend Portfolio	413,289	7,723,247
2030 Lifetime Blend Portfolio	—	9,606,779
2025 Lifetime Blend Portfolio	353,328	7,396,807
2020 Lifetime Blend Portfolio	155,022	2,446,460
2015 Lifetime Blend Portfolio	12,883	582,232
2010 Lifetime Blend Portfolio	29,432	43,196
As of August 31, 2023, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2023, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
2065 Lifetime Blend Portfolio	$42,186,451	$898,877	$(248,711)	$650,166
2060 Lifetime Blend Portfolio	166,182,225	3,061,764	(1,191,167)	1,870,597
2055 Lifetime Blend Portfolio	300,352,590	6,999,483	(2,436,222)	4,563,261
2050 Lifetime Blend Portfolio	393,415,095	9,131,850	(3,057,392)	6,074,458
2045 Lifetime Blend Portfolio	502,163,868	8,627,230	(5,461,008)	3,166,222
2040 Lifetime Blend Portfolio	563,855,274	6,262,030	(10,629,889)	(4,367,859)
2035 Lifetime Blend Portfolio	691,076,766	6,476,279	(20,620,323)	(14,144,044)
2030 Lifetime Blend Portfolio	733,042,245	17,568,988	(41,626,983)	(24,057,995)
2025 Lifetime Blend Portfolio	592,464,106	12,719,394	(40,227,728)	(27,508,334)
2020 Lifetime Blend Portfolio	295,352,324	6,681,720	(23,080,035)	(16,398,315)
2015 Lifetime Blend Portfolio	88,191,683	1,732,749	(6,919,393)	(5,186,644)
2010 Lifetime Blend Portfolio	66,065,211	1,053,758	(5,406,176)	(4,352,418)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2023 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
2065 Lifetime Blend Portfolio	$355,457	—	$355,457
2060 Lifetime Blend Portfolio	2,138,029	$6,083,606	8,221,635
2055 Lifetime Blend Portfolio	4,322,128	15,231,174	19,553,302
2050 Lifetime Blend Portfolio	5,868,871	18,896,687	24,765,558
2045 Lifetime Blend Portfolio	7,441,640	25,333,687	32,775,327
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	57

Portfolio	Ordinary Income	Long Term Capital Gains	Total
2040 Lifetime Blend Portfolio	$8,139,568	$24,750,760	$32,890,328
2035 Lifetime Blend Portfolio	10,307,392	27,586,028	37,893,420
2030 Lifetime Blend Portfolio	11,670,553	27,026,833	38,697,386
2025 Lifetime Blend Portfolio	10,950,084	16,843,646	27,793,730
2020 Lifetime Blend Portfolio	5,980,694	5,426,080	11,406,774
2015 Lifetime Blend Portfolio	1,804,373	1,279,687	3,084,060
2010 Lifetime Blend Portfolio	1,436,444	1,026,140	2,462,584
The tax character of distributions for the year ended August 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
2065 Lifetime Blend Portfolio	$237,492	$25,764	$263,256
2060 Lifetime Blend Portfolio	2,627,933	2,712,120	5,340,053
2055 Lifetime Blend Portfolio	5,671,465	7,056,469	12,727,934
2050 Lifetime Blend Portfolio	7,494,589	9,834,079	17,328,668
2045 Lifetime Blend Portfolio	9,839,160	13,570,800	23,409,960
2040 Lifetime Blend Portfolio	10,354,471	14,654,481	25,008,952
2035 Lifetime Blend Portfolio	12,166,330	17,078,957	29,245,287
2030 Lifetime Blend Portfolio	12,918,028	19,340,068	32,258,096
2025 Lifetime Blend Portfolio	10,522,686	16,663,330	27,186,016
2020 Lifetime Blend Portfolio	5,203,591	9,570,985	14,774,576
2015 Lifetime Blend Portfolio	1,678,044	2,650,800	4,328,844
2010 Lifetime Blend Portfolio	1,190,516	1,590,717	2,781,233
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income
2065 Lifetime Blend Portfolio	$102,484
2060 Lifetime Blend Portfolio	467,375
2055 Lifetime Blend Portfolio	875,030
2050 Lifetime Blend Portfolio	1,150,453
2045 Lifetime Blend Portfolio	1,755,440
2040 Lifetime Blend Portfolio	2,775,132
2035 Lifetime Blend Portfolio	4,493,625
2030 Lifetime Blend Portfolio	6,020,657
2025 Lifetime Blend Portfolio	6,259,726
2020 Lifetime Blend Portfolio	3,480,474
2015 Lifetime Blend Portfolio	1,157,384
2010 Lifetime Blend Portfolio	830,361
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
58	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%
Expense reimbursements. The Advisor has contractually agreed to reduce its management fees or if necessary make payment to each portfolio in an amount by which certain expenses, including underlying fund expenses (acquired fund fees), exceed the amount indicated below of the respective portfolio’s average net assets. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the portfolios and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Portfolio	Expense limitation as a percentage of average net assets
2065 Lifetime Blend Portfolio	0.31%
2060 Lifetime Blend Portfolio	0.31%
2055 Lifetime Blend Portfolio	0.31%
2050 Lifetime Blend Portfolio	0.31%
2045 Lifetime Blend Portfolio	0.31%
2040 Lifetime Blend Portfolio	0.31%
Portfolio	Expense limitation as a percentage of average net assets
2035 Lifetime Blend Portfolio	0.31%
2030 Lifetime Blend Portfolio	0.32%
2025 Lifetime Blend Portfolio	0.34%
2020 Lifetime Blend Portfolio	0.35%
2015 Lifetime Blend Portfolio	0.36%
2010 Lifetime Blend Portfolio	0.36%

Payments under this arrangement are intended to reimburse the portfolios for a portion of the indirect net expenses associated with the portfolios’ investments in underlying funds. Amounts received in excess of portfolio level operating expenses, if any, are included as Other income received from advisor in the Statements of operations.
The Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio’s first $7.5 billion of average net assets and 0.50% of the portfolio’s average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.
For the year ended August 31, 2023, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class A	Class R4	Class R6	Class 1	Total
2065 Lifetime Blend Portfolio	$16,032	$3,111	$16,526	$192,690	$228,359
2060 Lifetime Blend Portfolio	67,540	10,134	132,678	347,335	557,687
2055 Lifetime Blend Portfolio	129,586	17,714	222,431	569,328	939,059
2050 Lifetime Blend Portfolio	190,156	24,094	308,887	684,889	1,208,026
2045 Lifetime Blend Portfolio	230,759	23,964	359,747	876,577	1,491,047
2040 Lifetime Blend Portfolio	239,955	24,165	349,175	992,092	1,605,387
2035 Lifetime Blend Portfolio	270,131	33,957	402,616	1,198,964	1,905,668
2030 Lifetime Blend Portfolio	309,954	36,265	413,527	1,157,742	1,917,488
2025 Lifetime Blend Portfolio	376,754	19,509	317,237	861,731	1,575,231
2020 Lifetime Blend Portfolio	259,648	12,092	167,302	393,099	832,141
2015 Lifetime Blend Portfolio	97,834	2,732	80,119	157,907	338,592
2010 Lifetime Blend Portfolio	44,172	1,213	41,939	197,460	284,784
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	59

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:
Portfolio	Net Annual Effective Rate
2065 Lifetime Blend Portfolio	0.00%
2060 Lifetime Blend Portfolio	0.00%
2055 Lifetime Blend Portfolio	0.00%
2050 Lifetime Blend Portfolio	0.00%
2045 Lifetime Blend Portfolio	0.00%
2040 Lifetime Blend Portfolio	0.00%
Portfolio	Net Annual Effective Rate
2035 Lifetime Blend Portfolio	0.00%
2030 Lifetime Blend Portfolio	0.02%
2025 Lifetime Blend Portfolio	0.06%
2020 Lifetime Blend Portfolio	0.08%
2015 Lifetime Blend Portfolio	0.00%
2010 Lifetime Blend Portfolio	0.00%

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the portfolios’ average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class R4	0.25%	0.10%
Class 1	0.05%	—
The portfolios’ Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2023, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2023:
Portfolio	Class R4
2065 Lifetime Blend Portfolio	$383
2060 Lifetime Blend Portfolio	2,548
2055 Lifetime Blend Portfolio	5,072
2050 Lifetime Blend Portfolio	7,175
2045 Lifetime Blend Portfolio	7,312
2040 Lifetime Blend Portfolio	7,392
Portfolio	Class R4
2035 Lifetime Blend Portfolio	$10,463
2030 Lifetime Blend Portfolio	11,175
2025 Lifetime Blend Portfolio	6,152
2020 Lifetime Blend Portfolio	3,548
2015 Lifetime Blend Portfolio	573
2010 Lifetime Blend Portfolio	214

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2023:
	2065 Lifetime Blend Portfolio	2060 Lifetime Blend Portfolio	2055 Lifetime Blend Portfolio	2050 Lifetime Blend Portfolio	2045 Lifetime Blend Portfolio	2040 Lifetime Blend Portfolio	2035 Lifetime Blend Portfolio	2030 Lifetime Blend Portfolio	2025 Lifetime Blend Portfolio	2020 Lifetime Blend Portfolio	2015 Lifetime Blend Portfolio	2010 Lifetime Blend Portfolio
Total sales charges	$527	$381	$3,764	$2,074	$3,061	$863	$1,633	$5,146	$4,401	$4,983	$8,543	$216
Retained for printing prospectus, advertising and sales literature	93	70	618	340	488	158	289	818	830	841	1,524	32
Sales commission to unrelated broker-dealers	434	311	3,146	1,734	2,573	705	1,344	4,328	3,571	4,142	7,019	184
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor for Class A shares were as follows:
Portfolio	Class A
2065 Lifetime Blend Portfolio	$40
60	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
2065 Lifetime Blend Portfolio	Class A	$5,975	$2,302
	Class R4	1,288	28
	Class R6	—	143
	Class 1	11,970	—
	Total	$19,233	$2,473
2060 Lifetime Blend Portfolio	Class A	$50,922	$19,645
	Class R4	8,919	188
	Class R6	—	2,656
	Class 1	43,660	—
	Total	$103,501	$22,489
2055 Lifetime Blend Portfolio	Class A	$110,999	$42,836
	Class R4	17,739	378
	Class R6	—	5,221
	Class 1	81,476	—
	Total	$210,214	$48,435
2050 Lifetime Blend Portfolio	Class A	$169,284	$65,270
	Class R4	25,089	535
	Class R6	—	7,600
	Class 1	101,882	—
	Total	$296,255	$73,405
2045 Lifetime Blend Portfolio	Class A	$210,237	$81,091
	Class R4	25,565	547
	Class R6	—	8,982
	Class 1	133,590	—
	Total	$369,392	$90,620
2040 Lifetime Blend Portfolio	Class A	$219,413	$84,655
	Class R4	25,862	554
	Class R6	—	8,345
	Class 1	151,643	—
	Total	$396,918	$93,554
2035 Lifetime Blend Portfolio	Class A	$248,790	$95,920
	Class R4	36,574	781
	Class R6	—	9,461
	Class 1	184,692	—
	Total	$470,056	$106,162
2030 Lifetime Blend Portfolio	Class A	$285,809	$110,168
	Class R4	39,038	836
	Class R6	—	9,382
	Class 1	178,397	—
	Total	$503,244	$120,386
2025 Lifetime Blend Portfolio	Class A	$355,506	$136,984
	Class R4	21,529	465
	Class R6	—	7,452
	Class 1	135,834	—
	Total	$512,869	$144,901
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	61

Portfolio	Class	Distribution and service fees	Transfer agent fees
2020 Lifetime Blend Portfolio	Class A	$228,366	$87,997
	Class R4	12,371	269
	Class R6	—	3,678
	Class 1	57,657	—
	Total	$298,394	$91,944
2015 Lifetime Blend Portfolio	Class A	$61,844	$23,863
	Class R4	2,005	44
	Class R6	—	1,258
	Class 1	16,567	—
	Total	$80,416	$25,165
2010 Lifetime Blend Portfolio	Class A	$23,466	$9,070
	Class R4	704	17
	Class R6	—	531
	Class 1	17,353	—
	Total	$41,523	$9,618
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statements of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
John Hancock Funds II 2055 Lifetime Blend Portfolio	Borrower	$13,000,000	2	5.32%	$(3,844)
John Hancock Funds II 2050 Lifetime Blend Portfolio	Borrower	18,050,000	2	5.32%	(5,338)
John Hancock Funds II 2045 Lifetime Blend Portfolio	Borrower	23,000,000	2	5.32%	(6,801)
John Hancock Funds II 2040 Lifetime Blend Portfolio	Borrower	17,750,000	2	5.32%	(5,249)
John Hancock Funds II 2035 Lifetime Blend Portfolio	Borrower	15,400,000	2	5.32%	(4,554)
Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended August 31, 2023 and 2022 were as follows:
2065 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	189,208	$2,190,902	151,573	$1,920,626
Distributions reinvested	1,756	18,985	572	7,752
Repurchased	(68,485)	(786,919)	(41,745)	(513,256)
Net increase	122,479	$1,422,968	110,400	$1,415,122
Class R4 shares
Sold	16,911	$191,611	12,481	$153,210
Distributions reinvested	367	3,961	268	3,627
Repurchased	(4,259)	(49,355)	(1,661)	(20,683)
Net increase	13,019	$146,217	11,088	$136,154
Class R6 shares
Sold	347,020	$4,012,959	33,991	$428,587
Distributions reinvested	963	10,385	350	4,737
Repurchased	(30,565)	(346,237)	(2,586)	(29,188)
Net increase	317,418	$3,677,107	31,755	$404,136
62	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

2065 Lifetime Blend Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,635,028	$18,826,277	1,064,326	$13,266,019
Distributions reinvested	29,630	319,704	17,956	242,944
Repurchased	(222,214)	(2,513,329)	(81,589)	(969,567)
Net increase	1,442,444	$16,632,652	1,000,693	$12,539,396
Total net increase	1,895,360	$21,878,944	1,153,936	$14,494,808

2060 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,554,878	$20,057,861	1,031,950	$15,271,563
Distributions reinvested	71,008	851,383	18,220	287,333
Repurchased	(719,587)	(9,349,253)	(322,011)	(4,691,633)
Net increase	906,299	$11,559,991	728,159	$10,867,263
Class R4 shares
Sold	85,044	$1,087,036	60,105	$879,892
Distributions reinvested	11,628	139,187	5,822	91,759
Repurchased	(25,026)	(321,060)	(18,257)	(269,786)
Net increase	71,646	$905,163	47,670	$701,865
Class R6 shares
Sold	1,772,874	$22,801,702	1,197,746	$17,281,743
Distributions reinvested	195,841	2,342,254	86,966	1,368,847
Repurchased	(2,016,172)	(25,195,773)	(206,196)	(3,086,963)
Net increase (decrease)	(47,457)	$(51,817)	1,078,516	$15,563,627
Class 1 shares
Sold	2,525,410	$32,598,569	1,658,463	$24,188,887
Distributions reinvested	408,422	4,888,811	228,007	3,591,110
Repurchased	(463,266)	(5,832,623)	(520,618)	(7,780,462)
Net increase	2,470,566	$31,654,757	1,365,852	$19,999,535
Total net increase	3,401,054	$44,068,094	3,220,197	$47,132,290

2055 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,339,732	$39,464,949	2,282,658	$31,254,816
Distributions reinvested	204,887	2,247,610	49,937	730,576
Repurchased	(1,369,758)	(16,197,012)	(681,733)	(9,159,210)
Net increase	2,174,861	$25,515,547	1,650,862	$22,826,182
Class R4 shares
Sold	73,136	$859,144	60,862	$818,555
Distributions reinvested	31,561	344,963	19,109	278,803
Repurchased	(25,242)	(298,695)	(39,399)	(530,270)
Net increase	79,455	$905,412	40,572	$567,088
Class R6 shares
Sold	3,088,375	$36,441,404	2,109,442	$28,433,886
Distributions reinvested	528,072	5,771,830	246,554	3,597,228
Repurchased	(5,003,772)	(57,101,650)	(423,485)	(5,690,957)
Net increase (decrease)	(1,387,325)	$(14,888,416)	1,932,511	$26,340,157
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	63

2055 Lifetime Blend Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	3,723,048	$44,003,092	2,658,282	$35,784,295
Distributions reinvested	1,022,098	11,181,753	556,255	8,121,327
Repurchased	(824,624)	(9,680,864)	(1,113,064)	(15,484,373)
Net increase	3,920,522	$45,503,981	2,101,473	$28,421,249
Total net increase	4,787,513	$57,036,524	5,725,418	$78,154,676

2050 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,727,009	$56,485,802	3,781,338	$52,344,612
Distributions reinvested	296,527	3,288,489	76,608	1,127,671
Repurchased	(2,104,272)	(25,173,371)	(1,024,589)	(13,717,967)
Net increase	2,919,264	$34,600,920	2,833,357	$39,754,316
Class R4 shares
Sold	85,754	$1,020,072	74,897	$1,022,521
Distributions reinvested	41,523	459,664	27,100	398,103
Repurchased	(51,963)	(631,148)	(33,441)	(470,624)
Net increase	75,314	$848,588	68,556	$950,000
Class R6 shares
Sold	3,941,375	$46,828,329	2,679,864	$35,990,805
Distributions reinvested	716,259	7,914,662	387,212	5,684,275
Repurchased	(7,195,120)	(82,924,390)	(796,175)	(11,042,620)
Net increase (decrease)	(2,537,486)	$(28,181,399)	2,270,901	$30,632,460
Class 1 shares
Sold	4,965,919	$59,527,726	3,703,388	$50,645,660
Distributions reinvested	1,184,333	13,098,720	688,810	10,118,619
Repurchased	(1,364,287)	(16,169,050)	(1,113,593)	(15,554,242)
Net increase	4,785,965	$56,457,396	3,278,605	$45,210,037
Total net increase	5,243,057	$63,725,505	8,451,419	$116,546,813

2045 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	6,069,782	$71,108,962	4,264,119	$57,800,730
Distributions reinvested	396,367	4,308,513	93,151	1,350,686
Repurchased	(2,447,122)	(28,728,916)	(1,114,843)	(14,726,468)
Net increase	4,019,027	$46,688,559	3,242,427	$44,424,948
Class R4 shares
Sold	90,353	$1,051,681	72,121	$963,087
Distributions reinvested	46,121	499,496	29,067	420,017
Repurchased	(50,062)	(592,009)	(33,698)	(460,284)
Net increase	86,412	$959,168	67,490	$922,820
Class R6 shares
Sold	3,991,731	$46,637,154	2,790,560	$37,339,112
Distributions reinvested	903,183	9,799,538	498,657	7,215,567
Repurchased	(7,713,117)	(87,371,159)	(795,592)	(10,857,689)
Net increase (decrease)	(2,818,203)	$(30,934,467)	2,493,625	$33,696,990
64	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

2045 Lifetime Blend Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	5,674,912	$66,237,571	4,153,796	$56,636,572
Distributions reinvested	1,673,748	18,160,164	996,597	14,420,758
Repurchased	(1,596,786)	(18,631,667)	(1,589,821)	(22,003,202)
Net increase	5,751,874	$65,766,068	3,560,572	$49,054,128
Total net increase	7,039,110	$82,479,328	9,364,114	$128,098,886

2040 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	6,323,862	$72,909,860	4,828,308	$64,716,006
Distributions reinvested	402,866	4,330,814	110,981	1,582,588
Repurchased	(2,623,227)	(30,136,738)	(1,380,308)	(17,831,885)
Net increase	4,103,501	$47,103,936	3,558,981	$48,466,709
Class R4 shares
Sold	72,335	$831,242	64,847	$854,892
Distributions reinvested	45,099	483,909	30,987	441,248
Repurchased	(84,148)	(979,779)	(22,724)	(292,179)
Net increase	33,286	$335,372	73,110	$1,003,961
Class R6 shares
Sold	5,168,123	$59,541,196	2,606,711	$34,577,830
Distributions reinvested	758,983	8,136,302	448,354	6,380,074
Repurchased	(5,684,301)	(63,708,910)	(861,684)	(11,471,487)
Net increase	242,805	$3,968,588	2,193,381	$29,486,417
Class 1 shares
Sold	5,908,657	$67,892,467	5,314,115	$70,895,716
Distributions reinvested	1,860,010	19,939,303	1,166,867	16,604,511
Repurchased	(2,383,166)	(27,674,497)	(1,838,086)	(24,843,283)
Net increase	5,385,501	$60,157,273	4,642,896	$62,656,944
Total net increase	9,765,093	$111,565,169	10,468,368	$141,614,031

2035 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	7,222,786	$80,949,449	5,621,140	$73,148,702
Distributions reinvested	457,229	4,782,617	122,118	1,685,233
Repurchased	(2,731,772)	(30,558,102)	(1,317,648)	(16,589,959)
Net increase	4,948,243	$55,173,964	4,425,610	$58,243,976
Class R4 shares
Sold	126,853	$1,405,059	89,252	$1,147,502
Distributions reinvested	63,386	662,378	42,969	592,118
Repurchased	(31,115)	(351,087)	(41,914)	(551,008)
Net increase	159,124	$1,716,350	90,307	$1,188,612
Class R6 shares
Sold	5,369,440	$59,848,218	2,905,396	$37,996,786
Distributions reinvested	813,919	8,497,312	521,137	7,176,056
Repurchased	(4,409,995)	(48,203,871)	(1,414,146)	(18,541,150)
Net increase	1,773,364	$20,141,659	2,012,387	$26,631,692
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	65

2035 Lifetime Blend Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	7,668,240	$85,599,060	7,106,370	$93,450,322
Distributions reinvested	2,291,962	23,951,005	1,434,823	19,771,865
Repurchased	(2,735,005)	(30,495,048)	(1,969,255)	(25,577,202)
Net increase	7,225,197	$79,055,017	6,571,938	$87,644,985
Total net increase	14,105,928	$156,086,990	13,100,242	$173,709,265

2030 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	7,989,229	$86,283,943	6,690,990	$84,299,623
Distributions reinvested	552,493	5,618,858	160,242	2,131,223
Repurchased	(3,182,211)	(34,318,992)	(1,479,772)	(18,101,620)
Net increase	5,359,511	$57,583,809	5,371,460	$68,329,226
Class R4 shares
Sold	108,004	$1,167,346	105,226	$1,292,534
Distributions reinvested	72,996	741,644	50,754	674,010
Repurchased	(19,485)	(210,705)	(49,106)	(608,244)
Net increase	161,515	$1,698,285	106,874	$1,358,300
Class R6 shares
Sold	6,582,019	$70,845,310	3,049,049	$39,326,904
Distributions reinvested	795,459	8,073,904	519,089	6,893,497
Repurchased	(2,662,652)	(28,481,982)	(1,597,246)	(20,284,525)
Net increase	4,714,826	$50,437,232	1,970,892	$25,935,876
Class 1 shares
Sold	7,280,561	$78,726,199	7,256,098	$93,065,753
Distributions reinvested	2,390,039	24,258,898	1,699,964	22,558,522
Repurchased	(4,208,838)	(45,281,400)	(4,340,436)	(54,186,383)
Net increase	5,461,762	$57,703,697	4,615,626	$61,437,892
Total net increase	15,697,614	$167,423,023	12,064,852	$157,061,294

2025 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	9,822,633	$101,986,288	8,964,742	$107,493,382
Distributions reinvested	597,214	5,900,225	217,482	2,720,694
Repurchased	(4,193,059)	(43,604,364)	(2,094,939)	(24,193,311)
Net increase	6,226,788	$64,282,149	7,087,285	$86,020,765
Class R4 shares
Sold	72,676	$749,888	56,268	$670,756
Distributions reinvested	35,557	350,594	35,187	439,487
Repurchased	(100,506)	(1,043,206)	(67,868)	(797,963)
Net increase	7,727	$57,276	23,587	$312,280
Class R6 shares
Sold	5,263,823	$54,791,934	2,344,740	$28,512,002
Distributions reinvested	584,433	5,762,510	473,920	5,919,258
Repurchased	(2,757,679)	(28,498,713)	(1,771,014)	(21,444,639)
Net increase	3,090,577	$32,055,731	1,047,646	$12,986,621
66	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

2025 Lifetime Blend Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	5,831,441	$60,279,213	5,872,777	$71,393,435
Distributions reinvested	1,601,586	15,775,618	1,450,401	18,101,006
Repurchased	(5,596,626)	(58,212,582)	(3,744,206)	(44,911,878)
Net increase	1,836,401	$17,842,249	3,578,972	$44,582,563
Total net increase	11,161,493	$114,237,405	11,737,490	$143,902,229

2020 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,544,940	$55,426,900	6,274,259	$70,907,824
Distributions reinvested	333,258	3,189,277	164,239	1,931,447
Repurchased	(2,473,073)	(24,682,798)	(1,388,342)	(15,080,613)
Net increase	3,405,125	$33,933,379	5,050,156	$57,758,658
Class R4 shares
Sold	37,655	$377,708	30,927	$350,822
Distributions reinvested	18,149	173,321	26,637	312,715
Repurchased	(64,424)	(642,443)	(127,367)	(1,410,374)
Net decrease	(8,620)	$(91,414)	(69,803)	$(746,837)
Class R6 shares
Sold	2,526,857	$25,399,389	1,352,596	$15,874,812
Distributions reinvested	253,006	2,418,735	290,526	3,413,680
Repurchased	(1,719,464)	(17,095,877)	(1,309,694)	(14,920,811)
Net increase	1,060,399	$10,722,247	333,428	$4,367,681
Class 1 shares
Sold	3,004,147	$29,990,076	3,046,331	$35,200,654
Distributions reinvested	589,051	5,625,441	777,215	9,116,734
Repurchased	(2,912,596)	(29,105,137)	(3,723,421)	(42,865,117)
Net increase	680,602	$6,510,380	100,125	$1,452,271
Total net increase	5,137,506	$51,074,592	5,413,906	$62,831,773

2015 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,469,680	$14,065,860	1,412,093	$15,323,547
Distributions reinvested	88,460	817,369	38,165	426,685
Repurchased	(246,330)	(2,362,689)	(296,454)	(3,156,200)
Net increase	1,311,810	$12,520,540	1,153,804	$12,594,032
Class R4 shares
Sold	3,484	$33,420	3,674	$39,861
Distributions reinvested	2,913	26,859	3,746	41,807
Repurchased	(13,174)	(125,123)	(4,171)	(42,522)
Net increase (decrease)	(6,777)	$(64,844)	3,249	$39,146
Class R6 shares
Sold	711,122	$6,828,254	306,980	$3,245,344
Distributions reinvested	76,690	707,085	111,171	1,240,663
Repurchased	(623,938)	(5,928,197)	(344,081)	(3,627,799)
Net increase	163,874	$1,607,142	74,070	$858,208
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	67

2015 Lifetime Blend Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	950,456	$9,074,578	1,699,585	$19,045,153
Distributions reinvested	166,242	1,532,747	234,739	2,619,689
Repurchased	(1,024,777)	(9,928,813)	(1,538,032)	(16,662,928)
Net increase	91,921	$678,512	396,292	$5,001,914
Total net increase	1,560,828	$14,741,350	1,627,415	$18,493,300

2010 Lifetime Blend Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	924,460	$8,767,140	528,825	$5,601,204
Distributions reinvested	44,661	405,522	11,747	128,277
Repurchased	(242,056)	(2,285,464)	(195,471)	(2,013,855)
Net increase	727,065	$6,887,198	345,101	$3,715,626
Class R4 shares
Sold	663	$6,257	759	$8,011
Distributions reinvested	990	8,971	1,019	11,105
Repurchased	(12,349)	(117,379)	(189)	(2,149)
Net increase (decrease)	(10,696)	$(102,151)	1,589	$16,967
Class R6 shares
Sold	715,831	$6,769,454	227,283	$2,304,712
Distributions reinvested	35,193	318,850	39,714	433,284
Repurchased	(373,636)	(3,495,353)	(151,040)	(1,566,825)
Net increase	377,388	$3,592,951	115,957	$1,171,171
Class 1 shares
Sold	1,601,454	$15,028,297	2,088,283	$22,923,500
Distributions reinvested	190,809	1,726,825	202,323	2,205,321
Repurchased	(1,302,442)	(12,339,855)	(1,667,739)	(18,414,244)
Net increase	489,821	$4,415,267	622,867	$6,714,577
Total net increase	1,583,578	$14,793,265	1,085,514	$11,618,341
Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Portfolio	Class	% by Class
2065 Lifetime Blend Portfolio	R4	13%
2065 Lifetime Blend Portfolio	1	100%
2060 Lifetime Blend Portfolio	1	100%
2055 Lifetime Blend Portfolio	1	100%
2050 Lifetime Blend Portfolio	1	100%
2045 Lifetime Blend Portfolio	1	100%
2040 Lifetime Blend Portfolio	1	100%
2035 Lifetime Blend Portfolio	1	100%
2030 Lifetime Blend Portfolio	1	100%
2025 Lifetime Blend Portfolio	1	100%
2020 Lifetime Blend Portfolio	1	100%
2015 Lifetime Blend Portfolio	1	100%
2010 Lifetime Blend Portfolio	R4	40%
2010 Lifetime Blend Portfolio	1	100%
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2023:
68	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
2065 Lifetime Blend Portfolio	$702,465	$24,940,050	$150,811	$3,419,009
2060 Lifetime Blend Portfolio	2,576,281	71,499,759	1,139,386	33,884,353
2055 Lifetime Blend Portfolio	4,734,197	115,730,053	2,544,317	74,553,015
2050 Lifetime Blend Portfolio	6,355,230	155,240,953	3,666,063	110,387,248
2045 Lifetime Blend Portfolio	10,038,064	181,031,184	5,275,874	125,245,981
2040 Lifetime Blend Portfolio	14,148,105	187,767,010	9,130,867	101,997,493
2035 Lifetime Blend Portfolio	21,673,169	220,212,603	16,424,964	92,896,043
2030 Lifetime Blend Portfolio	23,536,196	218,623,083	20,079,772	76,323,315
2025 Lifetime Blend Portfolio	20,744,094	185,045,821	18,894,309	86,497,912
2020 Lifetime Blend Portfolio	10,406,595	92,886,222	8,727,079	47,408,427
2015 Lifetime Blend Portfolio	3,260,694	30,238,179	2,573,877	17,032,690
2010 Lifetime Blend Portfolio	2,463,150	29,181,011	1,598,028	16,157,988
Note 7—Investment in affiliated underlying funds
Certain portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each affiliated underlying funds’ net assets. At August 31, 2023, the portfolios did not hold 5% or more of the net assets of any affiliated underlying funds.
Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
2065 Lifetime Blend Portfolio
International Strategic Equity Allocation	1,091,911	$4,053,967	$6,185,395	$(586,653)	$(66,761)	$536,070	$114,429	—	$10,122,018
John Hancock Collateral Trust*	23,517	33,314	6,646,578	(6,447,959)	2,991	163	4,647	—	235,087
U.S. Sector Rotation	1,268,996	5,297,792	6,263,537	(598,536)	(82,235)	1,301,803	62,968	$109,774	12,182,361
					$(146,005)	$1,838,036	$182,044	$109,774	$22,539,466
2060 Lifetime Blend Portfolio
International Strategic Equity Allocation	4,297,831	$26,510,662	$17,853,411	$(7,135,699)	$(727,527)	$3,340,049	$696,852	—	$39,840,896
John Hancock Collateral Trust*	23,136	1,196,461	59,468,256	(60,444,683)	11,256	(10)	20,539	—	231,280
U.S. Sector Rotation	4,991,198	34,485,826	17,220,569	(8,732,460)	(1,387,216)	6,328,780	378,108	$659,166	47,915,499
					$(2,103,487)	$9,668,819	$1,095,499	$659,166	$87,987,675
2055 Lifetime Blend Portfolio
International Strategic Equity Allocation	7,742,933	$54,047,959	$28,815,560	$(16,120,308)	$(1,590,675)	$6,624,450	$1,386,095	—	$71,776,986
John Hancock Collateral Trust*	213,420	2,399,817	163,317,193	(163,587,227)	3,543	144	36,738	—	2,133,470
U.S. Sector Rotation	9,027,552	69,856,392	27,451,013	(19,723,971)	(3,086,106)	12,167,168	743,778	$1,296,650	86,664,496
					$(4,673,238)	$18,791,762	$2,166,611	$1,296,650	$160,574,952
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	69

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
2050 Lifetime Blend Portfolio
International Strategic Equity Allocation	10,197,048	$73,317,240	$38,402,368	$(23,882,180)	$(2,363,358)	$9,052,569	$1,874,887	—	$94,526,639
John Hancock Collateral Trust*	71,596	3,305,426	183,671,588	(186,261,803)	444	59	62,196	—	715,714
U.S. Sector Rotation	11,858,597	95,037,243	35,824,203	(28,833,074)	(4,574,557)	16,388,715	1,014,255	$1,768,182	113,842,530
					$(6,937,471)	$25,441,343	$2,951,338	$1,768,182	$209,084,883
2045 Lifetime Blend Portfolio
International Strategic Equity Allocation	12,505,780	$90,997,818	$41,241,369	$(24,686,003)	$(2,422,956)	$10,798,357	$2,303,351	—	$115,928,585
John Hancock Collateral Trust*	232,200	4,627,757	280,118,617	(282,440,849)	15,260	430	74,172	—	2,321,215
U.S. Sector Rotation	14,629,715	117,687,686	36,935,897	(29,082,310)	(4,508,877)	19,412,864	1,241,131	$2,163,701	140,445,260
					$(6,916,573)	$30,211,651	$3,618,654	$2,163,701	$258,695,060
2040 Lifetime Blend Portfolio
International Strategic Equity Allocation	12,452,482	$87,123,538	$37,465,873	$(17,279,245)	$(1,597,897)	$9,722,235	$2,160,429	—	$115,434,504
John Hancock Collateral Trust*	139,412	10,485,441	233,688,027	(242,778,542)	(2,314)	1,038	100,939	—	1,393,650
U.S. Sector Rotation	14,609,121	113,458,153	31,604,206	(20,019,901)	(2,671,289)	17,876,390	1,184,618	$2,065,180	140,247,559
					$(4,271,500)	$27,599,663	$3,445,986	$2,065,180	$257,075,713
2035 Lifetime Blend Portfolio
International Strategic Equity Allocation	13,521,557	$91,933,512	$36,803,196	$(12,201,071)	$(1,211,728)	$10,020,925	$2,317,855	—	$125,344,834
John Hancock Collateral Trust*	174,369	13,301,301	347,244,679	(358,802,850)	(1,224)	1,192	131,328	—	1,743,098
U.S. Sector Rotation	15,738,164	119,439,332	30,208,080	(15,247,832)	(1,851,062)	18,537,860	1,261,651	$2,199,476	151,086,378
					$(3,064,014)	$28,559,977	$3,710,834	$2,199,476	$278,174,310
2030 Lifetime Blend Portfolio
International Strategic Equity Allocation	11,837,911	$80,189,656	$28,771,382	$(6,991,673)	$(630,039)	$8,398,105	$1,993,225	—	$109,737,431
John Hancock Collateral Trust*	2,484,527	51,231,732	564,064,773	(590,469,038)	5,799	3,556	270,775	—	24,836,822
U.S. Sector Rotation	14,014,066	104,091,815	25,881,302	(10,390,867)	(1,149,513)	16,102,292	1,065,962	$1,858,323	134,535,029
					$(1,773,753)	$24,503,953	$3,329,962	$1,858,323	$269,109,282
70	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
2025 Lifetime Blend Portfolio
International Strategic Equity Allocation	7,557,209	$53,994,416	$16,581,925	$(5,832,165)	$(486,106)	$5,797,254	$1,349,582	—	$70,055,324
John Hancock Collateral Trust*	1,296,702	20,685,388	582,161,544	(589,876,335)	(11,450)	3,465	270,555	—	12,962,612
U.S. Sector Rotation	8,280,631	70,157,373	16,978,932	(16,868,396)	(1,805,484)	11,031,632	726,926	$1,267,271	79,494,057
					$(2,303,040)	$16,832,351	$2,347,063	$1,267,271	$162,511,993
2020 Lifetime Blend Portfolio
International Strategic Equity Allocation	2,397,379	$17,151,167	$7,325,973	$(3,905,641)	$(342,164)	$1,994,366	$418,765	—	$22,223,701
John Hancock Collateral Trust*	903,566	15,679,528	370,748,842	(377,399,113)	676	2,655	184,588	—	9,032,588
U.S. Sector Rotation	2,816,098	22,378,565	8,041,502	(6,428,449)	(771,394)	3,814,319	231,557	$403,680	27,034,543
					$(1,112,882)	$5,811,340	$834,910	$403,680	$58,290,832
2015 Lifetime Blend Portfolio
International Strategic Equity Allocation	551,667	$4,614,594	$1,894,014	$(1,844,994)	$(168,729)	$619,071	$112,385	—	$5,113,956
John Hancock Collateral Trust*	449,520	4,079,591	168,781,047	(168,369,763)	1,262	1,538	58,462	—	4,493,675
U.S. Sector Rotation	799,470	5,979,185	2,950,543	(2,163,942)	(250,305)	1,159,433	61,547	$107,297	7,674,914
					$(417,772)	$1,780,042	$232,394	$107,297	$17,282,545
2010 Lifetime Blend Portfolio
International Strategic Equity Allocation	324,237	$2,334,904	$1,446,559	$(996,291)	$(111,593)	$332,102	$55,854	—	$3,005,681
John Hancock Collateral Trust*	249,996	5,583,186	142,955,452	(146,041,895)	1,650	718	56,426	—	2,499,111
U.S. Sector Rotation	431,123	3,027,459	1,914,585	(1,252,404)	(147,737)	596,877	30,412	$53,018	4,138,780
					$(257,680)	$929,697	$142,692	$53,018	$9,643,572

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of 2065 Lifetime Blend Portfolio, 2060 Lifetime Blend Portfolio, 2055 Lifetime Blend Portfolio, 2050 Lifetime Blend Portfolio, 2045 Lifetime Blend Portfolio, 2040 Lifetime Blend Portfolio, 2035 Lifetime Blend Portfolio, 2030 Lifetime Blend Portfolio, 2025 Lifetime Blend Portfolio, 2020 Lifetime Blend Portfolio, 2015 Lifetime Blend Portfolio and 2010 Lifetime Blend Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments  , of 2065 Lifetime Blend Portfolio  , 2060 Lifetime Blend Portfolio, 2055 Lifetime Blend Portfolio, 2050 Lifetime Blend Portfolio, 2045 Lifetime Blend Portfolio, 2040 Lifetime Blend Portfolio, 2035 Lifetime Blend Portfolio, 2030 Lifetime Blend Portfolio, 2025 Lifetime Blend Portfolio, 2020 Lifetime Blend Portfolio, 2015 Lifetime Blend Portfolio and 2010 Lifetime Blend Portfolio   (twelve of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Portfolios") as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
72	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2023.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources:
Portfolio	Foreign sourced income	Foreign tax credit
2065 Lifetime Blend Portfolio	$196,022	$24,966
2060 Lifetime Blend Portfolio	1,155,629	148,114
2055 Lifetime Blend Portfolio	2,285,751	293,307
2050 Lifetime Blend Portfolio	3,090,907	396,640
2045 Lifetime Blend Portfolio	3,806,186	486,209
2040 Lifetime Blend Portfolio	3,626,089	460,032
2035 Lifetime Blend Portfolio	3,822,546	485,961
2030 Lifetime Blend Portfolio	3,262,155	414,985
2025 Lifetime Blend Portfolio	2,249,243	284,752
2020 Lifetime Blend Portfolio	908,001	106,101
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
2060 Lifetime Blend Portfolio	$6,083,606
2055 Lifetime Blend Portfolio	15,231,174
2050 Lifetime Blend Portfolio	18,896,687
2045 Lifetime Blend Portfolio	25,333,687
2040 Lifetime Blend Portfolio	24,750,760
2035 Lifetime Blend Portfolio	27,586,028
2030 Lifetime Blend Portfolio	27,026,833
2025 Lifetime Blend Portfolio	16,843,646
2020 Lifetime Blend Portfolio	5,426,080
2015 Lifetime Blend Portfolio	1,279,687
2010 Lifetime Blend Portfolio	1,026,140
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	73

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report (the Funds).  The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
 Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act (the Independent Trustees), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement between the Advisor and Manulife Investment Management (US) (the Subadvisor) with respect to each of the Funds identified in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisor with respect to the Funds.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Funds by the Advisor’s affiliates, including distribution services.  The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments.  The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.
74	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)reviewed information prepared by management regarding the Funds’ performance;
(b)considered the comparative performance of each Fund’s respective benchmark index;
(c)considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangement generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective peer group and benchmark index and concluded that the performance of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile over the longer-term.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion of the Funds’ expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds.  In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds’ operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and a Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)reviewed financial information of the Advisor;
(b)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	75

(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each Fund;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the products;
(h)noted that the Funds’ Subadvisor is an affiliate of the Advisor;
(i)noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor  and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios as of the date of this annual report are each of the Funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)reviewed the Trust’s advisory fee structure and concluded that (i) the Funds’ fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure; and
(c)considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to each Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the historical and current performance of each Fund and comparative performance information relating to an applicable benchmark index and comparable funds; and;
(3)the subadvisory fee for each Fund, including any breakpoints, and to the extent available, and comparative fee information, where available, prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and
76	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds and compared them to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)the performance of each Fund has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile over the longer-term;
(3)the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)the subadvisory fees are paid by the Advisor and not the Funds.
In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and that the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	77

APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.22	Fees and expenses	Comments
2010 Lifetime Blend Portfolio (formerly, Multi-Index 2010 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the five-year period and underperformed for the one- and three- year periods.
Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the five-year period and peer group median for the one-, three- and five-year periods.
2015 Lifetime Blend Portfolio (formerly, Multi-Index 2015 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the five-year period and underperformed for the one- and three-year periods.
Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the five-year period and peer group median for the one-, three- and five-year periods.
2020 Lifetime Blend Portfolio (formerly, Multi-Index 2020 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three- and five-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three- and five-year periods and peer group median for the one-, three- and five-year periods.
2025 Lifetime Blend Portfolio (formerly, Multi-Index 2025 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three- and five-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the three- and five-year periods and underperformed for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three- and five-year periods.
2030 Lifetime Blend Portfolio (formerly, Multi-Index 2030 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the five-year period and underperformed for the one- and three-year periods.
Lipper Category – The fund outperformed the median for the three- and five-year periods and underperformed for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the five-year period and peer group median for the three- and five-year periods.
78	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

Portfolio (subadvisor)	Performance of fund, as of 12.31.22	Fees and expenses	Comments
2035 Lifetime Blend Portfolio (formerly, Multi-Index 2035 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the five-year period and underperformed for the one- and three-year periods.
Lipper Category – The fund outperformed the median for the three- and five-year periods and underperformed for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the five-year period and peer group median for the three- and five-year periods.
2040 Lifetime Blend Portfolio (formerly, Multi-Index 2040 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three- and five-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the three- and five-year periods and underperformed for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three-and five-year periods.
2045 Lifetime Blend Portfolio (formerly, Multi-Index 2045 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three- and five-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three- and five-year periods and peer group median for the one-, three- and five-year periods.
2050 Lifetime Blend Portfolio (formerly, Multi-Index 2050 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the one-, three- and five-year periods.
2055 Lifetime Blend Portfolio (formerly, Multi-Index 2055 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the one-, three- and five-year periods.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	79

Portfolio (subadvisor)	Performance of fund, as of 12.31.22	Fees and expenses	Comments
2060 Lifetime Blend Portfolio (formerly, Multi-Index 2060 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the one-, three- and five-year periods.
2065 Lifetime Blend Portfolio (formerly, Multi-Index 2065 Lifetime Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-year period. Lipper Category – The fund outperformed the median for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the one-year period.
80	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock 2065 Lifetime Blend Portfolio, John Hancock 2060 Lifetime Blend Portfolio, John Hancock 2055 Lifetime Blend Portfolio, John Hancock 2050 Lifetime Blend Portfolio, John Hancock 2045 Lifetime Blend Portfolio, John Hancock 2040 Lifetime Blend Portfolio, John Hancock 2035 Lifetime Blend Portfolio, John Hancock 2030 Lifetime Blend Portfolio, John Hancock 2025 Lifetime Blend Portfolio, John Hancock 2020 Lifetime Blend Portfolio, John Hancock 2015 Lifetime Blend Portfolio and John Hancock 2010 Lifetime Blend Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Portfolios’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	81

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
82	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
84	JOHN HANCOCK LIFETIME BLEND PORTFOLIOS | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Geoffrey Kelley, CFA1
David Kobuszewski, CFA1
Robert E. Sykes, CFA
Nathan W. Thooft, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
1 Effective January 1, 2023, Geoffrey Kelley and David Kobuszewski were added as portfolio managers of the portfolios.
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with  the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK LIFETIME BLEND PORTFOLIOS	85

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Lifetime Blend Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099633	RL2A8/23
10/23

Annual report
John Hancock
Lifestyle Blend Portfolios (formerly John Hancock Multi-Index Lifestyle Portfolios)
Asset allocation
August 31, 2023

A message to shareholders
Dear shareholder,
Global equities shook off a number of concerns to register gains during the 12 months ended August 31, 2023. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely recede at some point within the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022. A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, reflecting better-than-expected economic conditions. Value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes.
The global bond markets struggled in the rising-rate environment. While credit-sensitive market segments such as high-yield bonds and emerging-market debt held up well, the benefit was outweighed by pronounced weakness in longer-term government issues in the developed markets.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Lifestyle Blend Portfolios

2	Lifestyle Blend Portfolios at a glance
5	Management’s discussion of portfolio performance
6	Lifestyle Blend Aggressive Portfolio (formerly Multi-Index Lifestyle Aggressive Portfolio)
7	Lifestyle Blend Growth Portfolio (formerly Multi-Index Lifestyle Growth Portfolio)
8	Lifestyle Blend Balanced Portfolio (formerly Multi-Index Lifestyle Balanced Portfolio)
9	Lifestyle Blend Moderate Portfolio (formerly Multi-Index Lifestyle Moderate Portfolio)
10	Lifestyle Blend Conservative Portfolio (formerly Multi-Index Lifestyle Conservative Portfolio)
11	Your expenses
13	Portfolios’ investments
17	Financial statements
21	Financial highlights
26	Notes to financial statements
37	Report of independent registered public accounting firm
38	Tax information
39	Evaluation of advisory and subadvisory agreements by the Board of Trustees
45	Statement regarding liquidity risk management
46	Trustees and Officers
49	More information
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	1

Lifestyle Blend Portfolios at a glance
PORTFOLIO ALLOCATION AS OF 8/31/2023 (% of net assets)

2	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

Lifestyle Blend Aggressive Portfolio
Lifestyle Blend Growth Portfolio
Lifestyle Blend Balanced Portfolio
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	3

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

Lifestyle Blend Moderate Portfolio
Lifestyle Blend Conservative Portfolio
Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
The Morningstar Target Allocation Index family consists of indexes that offer a diversified mix of stocks and bonds created for local investors to benchmark their allocation funds. Morningstar’s Category classification system defines the level of equity and bond exposure for each index.
The Morningstar U.S. Aggressive Target Allocation Index seeks 92.5% exposure to global equity markets.
The Morningstar U.S. Moderately Aggressive Target Allocation Index seeks 77.5% exposure to global equity markets.
The Morningstar U.S. Moderate Target Allocation Index seeks 60% exposure to global equity markets.
The Morningstar U.S. Moderately Conservative Target Allocation Index seeks 40% exposure to global equity markets.
The Morningstar U.S. Conservative Target Allocation Index seeks 22.5% exposure to global equity markets.
It is not possible to invest directly in an index. Index ﬁgures do not reﬂect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reﬂects reinvested distributions and the beneﬁcial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will ﬂuctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the portfolios’ objectives, risks, and strategy, see the portfolios’ prospectuses.
4	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

Management’s discussion of portfolio performance
Can you describe investment conditions during the 12 months ended August 31, 2023?
Financial assets produced mixed results during the period. On the positive side, global equities shook off a number of concerns to register a robust gain. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely recede at some point within the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022. Together, these factors helped stocks overcome potential headwinds such as the ongoing armed conflict in Ukraine, short-lived turmoil in the U.S. and European banking sectors in March, and growing competition from rising yields on lower-risk investments.
A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, reflecting better-than-expected economic conditions in the region. On the other hand, value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes. The relative weakness in emerging-market stocks reflected China’s unexpectedly soft reopening from its stringent COVID-19 lockdown policies, as well as concerns about ongoing instability in the nation’s real estate sector.
The global bond markets struggled in the rising-rate environment. While credit-sensitive categories such as high-yield bonds and emerging-market debt held up well, the benefit was outweighed by pronounced weakness in longer-term government issues in the developed markets.
What elements of the portfolios’ positioning helped and hurt results?
All of the John Hancock Lifestyle Blend Portfolios delivered positive relative returns in the annual period; however, with the exception of John Hancock Lifestyle Blend Conservative Portfolio, all portfolios underperformed their respective benchmarks. Diversified indexes, including the portfolios’ benchmarks, gained a substantial boost from the handful of strong-performing U.S. technology giants, while the portfolios faced a headwind to relative performance by being broadly diversified away from this area. However, it is important to keep in mind that our primary goal is to build a broad-based portfolio intended to outperform over full market cycles and not any specific 12-month period. We therefore maintained a steady approach designed to maximize diversification and augment long-term results.
With this as background, asset allocation was the largest detractor from performance across all portfolios, except John Hancock Lifestyle Conservative Portfolio. Most notably, the portfolios were hurt by an underweight in U.S. large-cap stocks and corresponding overweights in domestic small caps, domestic mid caps, and defensive equities. Although defensive stocks registered gains, they did not keep pace with the broader market given investors’ robust appetite for risk. On the positive side, an underweight in emerging-market equities contributed to performance.
An allocation to real assets—which consists of real estate investment trusts (REITs), natural resource equities, and infrastructure stocks—detracted in all funds except John Hancock Lifestyle Blend Conservative Portfolio. While the resources sectors performed well, both REITs and infrastructure stocks were pressured by the rising-rate environment.
Asset allocation had a mixed effect on results in fixed income. Overweights in high yield bonds, senior loans, and emerging markets debt, together with an underweight in the rate-sensitive core bond category, contributed positively. However, an allocation to U.S. Treasury STRIPS was a meaningful detractor in all funds, except John Hancock Lifestyle Blend Conservative Portfolio, due to the category’s above-average interest-rate sensitivity.
The majority of the individual investment products in the portfolios are passively implemented strategies. However, a limited number have the ability to make active allocations decisions regarding sectors, countries, and regions. This element of our strategy detracted from results across all portfolios.
MANAGED BY

Nathan W. Thooft, CFA
Robert E. Sykes, CFA
Geoffrey Kelley, CFA
David Kobuszewski, CFA
Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures,which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	5

Lifestyle Blend Aggressive Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Blend Aggressive Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the Morningstar U.S. Aggressive Target Allocation Index which seeks 92.5% exposure to global equity markets from a diversified mix of stocks and bonds.
Index 2 is the John Hancock Lifestyle Aggressive Index which comprises 44.1% of the S&P 500 Index, 16.2% of the MSCI World ex-USA Index, 18.9% of the Russell 2500 Index, 10.8% of the MSCI Emerging Markets Index, 5.0% of the John Hancock Real Asset Blended Index, 0.5% of the ICE BofA U.S. High Yield Index, 0.5% of the JP Morgan EMBI Global Index, and 4.0% of the ICE BofA Long U.S. STRIPS Index.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	57.2
Equity	57.2
Large blend	31.1
International equity	26.1
Unaffiliated investment companies	41.6
Equity	40.4
Fixed income	1.2
U.S. Government	1.1
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	4.24	10.16	10.02	13.80	10.75
5 year	5.16	6.48	6.40	8.19	7.21
Since inception	6.87	7.57	7.52	8.81	8.23
Cumulative returns
5 year	28.59	36.85	36.37	48.25	41.64
Since inception	90.10	102.50	101.68	126.33	114.83
Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R6	Class 1
Gross (%)	1.03	0.62	0.66
Net (%)	1.03	0.62	0.66
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
6	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

Lifestyle Blend Growth Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Blend Growth Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the Morningstar U.S. Moderately Aggressive Target Allocation Index which seeks 77.5% exposure to global equity markets from a diversified mix of stocks and bonds.
Index 2 is the John Hancock Lifestyle Growth Index which comprises 37.2% of the S&P 500 Index, 13.7% of the MSCI World ex-USA Index, 16.0% of the Russell 2500 Index, 9.1% of the MSCI Emerging Markets Index, 4.0% of the John Hancock Real Asset Blended Index, 1.5% of the ICE BofA U.S. High Yield Index, 1.5% of the JP Morgan EMBI Global Index, 1.5% of the S&P/LSTA Leveraged Loan Index, 9.5% of the Bloomberg U.S. Aggregate Bond Index, 4.0% of the ICE BofA Long U.S. STRIPS Index, and 2.0% of the Bloomberg 1-5 Year TIPS Index.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	45.1
Equity	45.1
Large blend	24.6
International equity	20.5
Unaffiliated investment companies	51.1
Equity	35.6
Fixed income	15.5
U.S. Government	3.7
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	2.54	8.51	8.39	11.50	9.14
5 year	4.36	5.67	5.62	7.01	6.42
Since inception	5.85	6.55	6.51	7.64	7.36
Cumulative returns
5 year	23.81	31.72	31.44	40.34	36.49
Since inception	73.26	84.70	84.00	103.80	98.82
Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R6	Class 1
Gross (%)	1.04	0.63	0.67
Net (%)	1.04	0.63	0.67
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	7

Lifestyle Blend Balanced Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Blend Balanced Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the Morningstar U.S. Moderate Target Allocation Index which seeks 60% exposure to global equity markets from a diversified mix of stocks and bonds.
Index 2 is the John Hancock Lifestyle Balanced Index which comprises 27.9% of the S&P 500 Index, 10.3% of the MSCI World ex-USA Index, 12.0% of the Russell 2500 Index, 6.8% of the MSCI Emerging Markets Index, 3.0% of the John Hancock Real Asset Blended Index, 3.0% of the ICE BofA U.S. High Yield Index, 3.0% of the JP Morgan EMBI Global Index, 3.0% of the S&P/LSTA Leveraged Loan Index, 21.0% of the Bloomberg U.S. Aggregate Bond Index, 6.0% of the ICE BofA Long U.S. STRIPS Index, and 4.0% of the Bloomberg 1-5 Year TIPS Index.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	33.5
Equity	33.5
Large blend	18.5
International equity	15.0
Unaffiliated investment companies	59.3
Fixed income	31.8
Equity	27.5
U.S. Government	7.1
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	0.77	6.53	6.40	8.87	6.51
5 year	3.30	4.57	4.53	5.95	5.19
Since inception	4.70	5.39	5.35	6.60	6.20
Cumulative returns
5 year	17.65	25.05	24.81	33.49	28.80
Since inception	55.95	66.10	65.50	85.51	78.93
Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R6	Class 1
Gross (%)	1.06	0.65	0.69
Net (%)	1.06	0.65	0.69
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
8	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

Lifestyle Blend Moderate Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Blend Moderate Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the Morningstar U.S. Moderately Conservative Target Allocation Index which seeks 40% exposure to global equity markets from a diversified mix of stocks and bonds.
Index 2 is the John Hancock Lifestyle Moderate Index which comprises 18.6% of the S&P 500 Index, 6.8% of the MSCI World ex-USA Index, 8.0% of the Russell 2500 Index, 4.6% of the MSCI Emerging Markets Index, 2.0% of the John Hancock Real Asset Blended Index, 4.5% of the ICE BofA U.S. High Yield Index, 4.5% of the JP Morgan EMBI Global Index, 4.5% of the S&P/LSTA Leveraged Loan Index, 36.5% of the Bloomberg U.S. Aggregate Bond Index, 4.0% of the ICE BofA Long U.S. STRIPS Index, and 6.0% of the Bloomberg 1-5 Year TIPS Index.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	21.6
Equity	21.6
Large blend	11.8
International equity	9.8
Unaffiliated investment companies	70.9
Fixed income	51.5
Equity	19.4
U.S. Government	7.5
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	-0.56	5.12	5.07	5.82	4.63
5 year	2.27	3.52	3.50	4.05	3.98
Since inception	3.50	4.17	4.14	4.75	4.86
Cumulative returns
5 year	11.86	18.89	18.78	21.98	21.52
Since inception	39.41	48.42	48.04	56.62	58.17
Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R6	Class 1
Gross (%)	1.10	0.69	0.73
Net (%)	1.09	0.68	0.72
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	9

Lifestyle Blend Conservative Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Blend Conservative Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the Morningstar U.S. Conservative Target Allocation Index which seeks 22.5% exposure to global equity markets from a diversified mix of stocks and bonds.
Index 2 is the John Hancock Lifestyle Conservative Index which comprises 9.8% of the S&P 500 Index, 3.6% of the MSCI World ex-USA Index, 4.2% of the Russell 2500 Index, 2.4% of the MSCI Emerging Markets Index, 6.0% of the ICE BofA U.S. High Yield Index, 6.0% of the JP Morgan EMBI Global Index, 6.0% of the S&P/LSTA Leveraged Loan Index, 52.0% of the Bloomberg U.S. Aggregate Bond Index, and 10.0% of the Bloomberg 1-5 Year TIPS Index.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	9.1
Equity	9.1
Large blend	4.9
International equity	4.2
Unaffiliated investment companies	82.2
Fixed income	70.3
Equity	11.9
U.S. Government	8.6
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-23 (%)
	Class A1	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	-1.52	4.09	4.04	3.23	3.15
5 year	1.31	2.57	2.53	2.62	2.78
Since inception	2.41	3.09	3.05	3.38	3.43
Cumulative returns
5 year	6.71	13.54	13.33	13.82	14.71
Since inception	25.93	34.20	33.73	37.87	38.63
Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R6	Class 1
Gross (%)	1.11	0.70	0.75
Net (%)	1.09	0.68	0.72
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
10	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

Your expenses
As a shareholder of a John Hancock Funds II Lifestyle Blend Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2023 through August 31, 2023).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio[2]
Lifestyle Blend Aggressive Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,065.90	$3.70	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Class R6	Actual expenses/actual returns	1,000.00	1,067.80	1.56	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Class 1	Actual expenses/actual returns	1,000.00	1,066.90	1.77	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
Lifestyle Blend Growth Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,056.10	$3.94	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Class R6	Actual expenses/actual returns	1,000.00	1,058.90	1.82	0.35%
	Hypothetical example	1,000.00	1,023.40	1.79	0.35%
Class 1	Actual expenses/actual returns	1,000.00	1,058.00	2.02	0.39%
	Hypothetical example	1,000.00	1,023.20	1.99	0.39%
Lifestyle Blend Balanced Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,045.90	$4.18	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Class R6	Actual expenses/actual returns	1,000.00	1,048.00	2.06	0.40%
	Hypothetical example	1,000.00	1,023.20	2.04	0.40%
Class 1	Actual expenses/actual returns	1,000.00	1,047.80	2.27	0.44%
	Hypothetical example	1,000.00	1,023.00	2.24	0.44%
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	11

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio[2]
Lifestyle Blend Moderate Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,037.70	$4.47	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%
Class R6	Actual expenses/actual returns	1,000.00	1,039.80	2.37	0.46%
	Hypothetical example	1,000.00	1,022.90	2.35	0.46%
Class 1	Actual expenses/actual returns	1,000.00	1,039.60	2.57	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Lifestyle Blend Conservative Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$1,031.10	$4.76	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Class R6	Actual expenses/actual returns	1,000.00	1,033.20	2.66	0.52%
	Hypothetical example	1,000.00	1,022.60	2.65	0.52%
Class 1	Actual expenses/actual returns	1,000.00	1,033.00	2.87	0.56%
	Hypothetical example	1,000.00	1,022.40	2.85	0.56%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
12	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

Portfolios’ investments
LIFESTYLE BLEND AGGRESSIVE PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 57.2%
Equity - 57.2%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	13,884,613	$128,710,365
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	15,921,640	152,847,748

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $287,990,148)		$281,558,113
UNAFFILIATED INVESTMENT COMPANIES - 41.6%
Equity - 40.4%
Fidelity Mid Cap Index Fund	2,404,613	67,978,417
Fidelity Small Cap Index Fund	1,629,143	38,431,491
Financial Select Sector SPDR Fund	127,833	4,394,899
iShares Global Infrastructure ETF	53,579	2,434,630
iShares MSCI Global Min Vol Factor ETF	78,148	7,621,774
Vanguard Dividend Appreciation ETF	35,679	5,819,245
Vanguard Energy ETF (C)	59,557	7,422,589
Vanguard FTSE All World ex-US Small-Cap ETF	43,121	4,807,560
Vanguard FTSE Developed Markets ETF	114,829	5,253,427
Vanguard FTSE Emerging Markets ETF	313,832	12,719,611
Vanguard Global ex-U.S. Real Estate ETF	60,605	2,462,987
Vanguard Health Care ETF	24,037	5,875,604
Vanguard Information Technology ETF	10,122	4,503,075
Vanguard Materials ETF	27,046	4,935,354
Vanguard Real Estate ETF	89,337	7,359,582
Vanguard S&P 500 ETF	40,503	16,761,356
Fixed income - 1.2%
Vanguard Emerging Markets Government Bond ETF	40,791	2,510,278
Vanguard Intermediate-Term Corporate Bond ETF	13,032	1,020,275
Vanguard Total Bond Market ETF	14,224	1,020,572
Xtrackers USD High Yield Corporate Bond ETF	39,355	1,361,683

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $193,604,627)		$204,694,409
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (D)(E)	11,471	0
ICA Gruppen AB (D)(E)	493	0
Health care - 0.0%
NMC Health PLC (E)	360	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (D)(E)(F)	1,529	4,608
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (D)(E)	46,457	1,274

TOTAL COMMON STOCKS (Cost $11,582)		$5,882
LIFESTYLE BLEND AGGRESSIVE PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.1%
U.S. Government - 1.1%
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	$2,881,200	$898,033
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	5,541,200	1,751,110
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	5,207,900	1,710,450
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	2,846,300	971,154

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $6,844,816)		$5,330,747
SHORT-TERM INVESTMENTS - 0.6%
Short-term funds - 0.6%
John Hancock Collateral Trust, 5.4789% (G)(H)	278,787	2,786,926

TOTAL SHORT-TERM INVESTMENTS (Cost $2,785,996)		$2,786,926
Total investments (Cost $491,237,169) - 100.5%		$494,376,077
Other assets and liabilities, net - (0.5%)		(2,450,938)
TOTAL NET ASSETS - 100.0%		$491,925,139
LIFESTYLE BLEND GROWTH PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 45.1%
Equity - 45.1%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	24,010,111	$222,573,729
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	27,856,988	267,427,081

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $501,052,719)		$490,000,810
UNAFFILIATED INVESTMENT COMPANIES - 51.1%
Equity - 35.6%
Fidelity Mid Cap Index Fund	4,237,635	119,797,929
Fidelity Small Cap Index Fund	2,961,603	69,864,206
Financial Select Sector SPDR Fund	247,570	8,511,457
iShares Global Infrastructure ETF	94,211	4,280,948
iShares MSCI Global Min Vol Factor ETF	395,142	38,538,199
Vanguard Dividend Appreciation ETF	165,505	26,993,866
Vanguard Energy ETF	104,626	13,039,538
Vanguard FTSE All World ex-US Small-Cap ETF	48,496	5,406,819
Vanguard FTSE Developed Markets ETF	221,299	10,124,429
Vanguard FTSE Emerging Markets ETF	614,636	24,911,197
Vanguard Global ex-U.S. Real Estate ETF	106,551	4,330,233
Vanguard Health Care ETF	47,580	11,630,455
Vanguard Information Technology ETF (C)	20,226	8,998,143
Vanguard Materials ETF	47,526	8,672,544
Vanguard Real Estate ETF	156,913	12,926,493
Vanguard S&P 500 ETF	43,712	18,089,337
Fixed income - 15.5%
Invesco Senior Loan ETF (C)	623,538	13,150,416
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (C)	198,152	4,979,560
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	13

LIFESTYLE BLEND GROWTH PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
Vanguard Emerging Markets Government Bond ETF	365,733	$22,507,209
Vanguard Intermediate-Term Corporate Bond ETF	666,233	52,159,382
Vanguard Short-Term Bond ETF	21,303	1,611,998
Vanguard Short-Term Corporate Bond ETF	131,137	9,940,185
Vanguard Total Bond Market ETF	586,579	42,087,043
Xtrackers USD High Yield Corporate Bond ETF	641,949	22,211,435

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $539,464,969)		$554,763,021
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (D)(E)	19,400	0
ICA Gruppen AB (D)(E)	833	0
Health care - 0.0%
NMC Health PLC (E)	609	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (D)(E)(F)	2,587	7,793
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (D)(E)	78,570	2,154

TOTAL COMMON STOCKS (Cost $19,587)		$9,947
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.7%
U.S. Government - 3.7%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$934,714	909,642
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	4,380,072	4,177,451
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	3,008,087	2,821,198
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	6,081,434	5,623,545
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	2,857,848	2,751,013
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	13,084,900	4,078,395
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	25,167,300	7,953,281
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	23,656,900	7,769,722
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	12,934,600	4,413,270

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $48,888,759)		$40,497,517
SHORT-TERM INVESTMENTS - 0.5%
Short-term funds - 0.5%
John Hancock Collateral Trust, 5.4789% (G)(H)	506,463	5,062,904

TOTAL SHORT-TERM INVESTMENTS (Cost $5,059,968)		$5,062,904
Total investments (Cost $1,094,486,002) - 100.4%		$1,090,334,199
Other assets and liabilities, net - (0.4%)		(4,345,966)
TOTAL NET ASSETS - 100.0%		$1,085,988,233
LIFESTYLE BLEND BALANCED PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 33.5%
Equity - 33.5%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	18,395,230	$170,523,786
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	21,797,420	209,255,236

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $386,167,809)		$379,779,022
UNAFFILIATED INVESTMENT COMPANIES - 59.3%
Equity - 27.5%
Fidelity Mid Cap Index Fund	3,219,881	91,026,036
Fidelity Small Cap Index Fund	2,308,494	54,457,385
Financial Select Sector SPDR Fund	227,981	7,837,987
iShares Global Infrastructure ETF	73,453	3,337,704
iShares MSCI Global Min Vol Factor ETF	466,270	45,475,313
Vanguard Dividend Appreciation ETF	196,181	31,997,121
Vanguard Energy ETF (C)	82,440	10,274,497
Vanguard FTSE Developed Markets ETF	150,662	6,892,787
Vanguard FTSE Emerging Markets ETF	441,458	17,892,293
Vanguard Global ex-U.S. Real Estate ETF	83,774	3,404,575
Vanguard Health Care ETF (C)	39,223	9,587,670
Vanguard Information Technology ETF (C)	18,102	8,053,218
Vanguard Materials ETF	37,227	6,793,183
Vanguard Real Estate ETF	122,572	10,097,481
Vanguard S&P 500 ETF	12,409	5,135,216
Fixed income - 31.8%
Invesco Senior Loan ETF (C)	1,332,927	28,111,430
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (C)	398,930	10,025,111
Vanguard Emerging Markets Government Bond ETF	745,454	45,875,239
Vanguard Intermediate-Term Corporate Bond ETF	1,413,082	110,630,190
Vanguard Short-Term Bond ETF	73,763	5,581,646
Vanguard Short-Term Corporate Bond ETF	349,337	26,479,745
Vanguard Total Bond Market ETF	1,178,244	84,539,007
Xtrackers USD High Yield Corporate Bond ETF (C)	1,410,966	48,819,424

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $678,109,751)		$672,324,258
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (D)(E)	14,022	0
ICA Gruppen AB (D)(E)	602	0
Health care - 0.0%
NMC Health PLC (E)	440	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (D)(E)(F)	1,870	5,632
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (D)(E)	56,786	1,557
14	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

LIFESTYLE BLEND BALANCED PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL COMMON STOCKS (Cost $14,156)		$7,189
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.1%
U.S. Government - 7.1%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$2,140,013	$2,082,611
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	10,030,053	9,566,065
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	6,915,413	6,485,766
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	13,976,289	12,923,973
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	6,541,174	6,296,646
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	23,099,700	7,199,879
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	44,432,700	14,041,465
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	41,766,000	13,717,360
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	22,831,300	7,790,012

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $97,408,203)		$80,103,777
SHORT-TERM INVESTMENTS - 4.3%
Short-term funds - 4.3%
John Hancock Collateral Trust, 5.4789% (G)(H)	4,845,620	48,439,726

TOTAL SHORT-TERM INVESTMENTS (Cost $48,431,395)		$48,439,726
Total investments (Cost $1,210,131,314) - 104.2%		$1,180,653,972
Other assets and liabilities, net - (4.2%)		(47,475,630)
TOTAL NET ASSETS - 100.0%		$1,133,178,342
LIFESTYLE BLEND MODERATE PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 21.6%
Equity - 21.6%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	3,686,984	$34,178,342
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	4,275,268	41,042,574

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $75,422,242)		$75,220,916
UNAFFILIATED INVESTMENT COMPANIES - 70.9%
Equity - 19.4%
Fidelity Mid Cap Index Fund	655,102	18,519,739
Fidelity Small Cap Index Fund	428,050	10,097,703
iShares Global Infrastructure ETF	15,191	690,279
iShares MSCI Global Min Vol Factor ETF	161,447	15,745,926
Vanguard Dividend Appreciation ETF	68,009	11,092,268
Vanguard Energy ETF	16,823	2,096,650
Vanguard FTSE Developed Markets ETF	45,128	2,064,606
Vanguard FTSE Emerging Markets ETF	37,240	1,509,337
Vanguard Global ex-U.S. Real Estate ETF	17,167	697,667
LIFESTYLE BLEND MODERATE PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Vanguard Materials ETF	7,655	$1,396,884
Vanguard Real Estate ETF	25,263	2,081,166
Vanguard S&P 500 ETF	3,105	1,284,942
Fixed income - 51.5%
Invesco Senior Loan ETF (C)	599,946	12,652,861
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (C)	164,866	4,143,083
Vanguard Emerging Markets Government Bond ETF	320,716	19,736,863
Vanguard Intermediate-Term Corporate Bond ETF	759,583	59,467,753
Vanguard Short-Term Bond ETF	31,612	2,392,080
Vanguard Short-Term Corporate Bond ETF	187,556	14,216,745
Vanguard Total Bond Market ETF	628,132	45,068,470
Xtrackers USD High Yield Corporate Bond ETF (C)	616,268	21,322,873

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $255,194,183)		$246,277,895
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (D)(E)	2,691	0
ICA Gruppen AB (D)(E)	116	0
Health care - 0.0%
NMC Health PLC (E)	84	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (D)(E)(F)	359	1,081
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (D)(E)	10,897	299

TOTAL COMMON STOCKS (Cost $2,716)		$1,380
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.5%
U.S. Government - 7.5%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$983,409	957,031
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	4,604,716	4,391,703
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	3,218,995	3,019,002
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	6,507,155	6,017,212
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	3,001,666	2,889,455
U.S. Treasury STRIPS, PO, 4.012%, 11/15/2052	4,774,900	1,488,275
U.S. Treasury STRIPS, PO, 4.145%, 08/15/2051	9,185,500	2,902,769
U.S. Treasury STRIPS, PO, 4.195%, 05/15/2050	8,634,200	2,835,762
U.S. Treasury STRIPS, PO, 4.294%, 11/15/2048	4,721,400	1,610,936

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $30,254,363)		$26,112,145
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	15

LIFESTYLE BLEND MODERATE PORTFOLIO (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 7.3%
Short-term funds - 7.3%
John Hancock Collateral Trust, 5.4789% (G)(H)	2,531,278	$25,304,179

TOTAL SHORT-TERM INVESTMENTS (Cost $25,297,869)		$25,304,179
Total investments (Cost $386,171,373) - 107.3%		$372,916,515
Other assets and liabilities, net - (7.3%)		(25,455,814)
TOTAL NET ASSETS - 100.0%		$347,460,701
LIFESTYLE BLEND CONSERVATIVE PORTFOLIO

As of 8-31-23
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 9.1%
Equity - 9.1%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	1,297,686	$12,029,551
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	1,451,388	13,933,322

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $25,281,313)		$25,962,873
UNAFFILIATED INVESTMENT COMPANIES - 82.2%
Equity - 11.9%
Fidelity Mid Cap Index Fund	279,657	7,905,901
Fidelity Small Cap Index Fund	218,404	5,152,158
iShares MSCI Global Min Vol Factor ETF	66,074	6,444,197
Vanguard Dividend Appreciation ETF (C)	27,805	4,534,996
Vanguard FTSE Developed Markets ETF	72,606	3,321,725
Vanguard FTSE Emerging Markets ETF	37,401	1,515,863
Vanguard S&P 500 ETF	12,661	5,239,502
Fixed income - 70.3%
Invesco Senior Loan ETF (C)	646,179	13,627,915
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (C)	176,219	4,428,383
Vanguard Emerging Markets Government Bond ETF	347,712	21,398,196
Vanguard Intermediate-Term Corporate Bond ETF (C)	870,576	68,157,394
Vanguard Short-Term Bond ETF	44,933	3,400,080
Vanguard Short-Term Corporate Bond ETF	197,122	14,941,848
Vanguard Total Bond Market ETF	729,683	52,354,756
Xtrackers USD High Yield Corporate Bond ETF (C)	658,029	22,767,804

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $249,230,674)		$235,190,718
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (D)(E)	955	0
ICA Gruppen AB (D)(E)	41	0
Health care - 0.0%
NMC Health PLC (E)	30	0
LIFESTYLE BLEND CONSERVATIVE PORTFOLIO (continued)

	Shares or Principal Amount	Value
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (D)(E)(F)	127	$384
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (D)(E)	3,867	106

TOTAL COMMON STOCKS (Cost $965)		$490
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.6%
U.S. Government - 8.6%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$1,398,537	1,361,025
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	6,544,774	6,242,014
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	4,611,943	4,325,408
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	9,321,344	8,619,512
U.S. Treasury Inflation Protected Security, 1.250%, 04/15/2028	4,264,497	4,105,078

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $26,431,238)		$24,653,037
SHORT-TERM INVESTMENTS - 7.0%
Short-term funds - 7.0%
John Hancock Collateral Trust, 5.4789% (G)(H)	1,998,558	19,978,782

TOTAL SHORT-TERM INVESTMENTS (Cost $19,975,970)		$19,978,782
Total investments (Cost $320,920,160) - 106.9%		$305,785,900
Other assets and liabilities, net - (6.9%)		(19,704,111)
TOTAL NET ASSETS - 100.0%		$286,081,789
Percentages are based upon net assets.
Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	All or a portion of this security is on loan as of 8-31-23.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Non-income producing.
(F)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(G)	The rate shown is the annualized seven-day yield as of 8-31-23.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending.
16	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-23

	Lifestyle Blend Aggressive Portfolio	Lifestyle Blend Growth Portfolio	Lifestyle Blend Balanced Portfolio	Lifestyle Blend Moderate Portfolio	Lifestyle Blend Conservative Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$210,031,038	$595,270,485	$752,435,224	$272,391,420	$259,844,245
Affiliated investments, at value	284,345,039	495,063,714	428,218,748	100,525,095	45,941,655
Total investments, at value	494,376,077	1,090,334,199	1,180,653,972	372,916,515	305,785,900
Dividends and interest receivable	112,899	211,522	185,683	48,414	40,184
Receivable for fund shares sold	677,270	1,629,144	1,105,021	3,727	371,520
Receivable for investments sold	181,824	55,678	1,965,733	234,565	105,195
Receivable for securities lending income	1,047	6,149	12,125	5,955	5,331
Receivable from affiliates	486	—	—	550	561
Other assets	39,244	67,699	69,084	34,430	28,913
Total assets	495,388,847	1,092,304,391	1,183,991,618	373,244,156	306,337,604
Liabilities
Due to custodian	173,138	9,318	1,756,884	—	87,759
Payable for investments purchased	399,192	808,712	239,638	215,955	40,497
Payable for fund shares repurchased	46,878	270,566	114,869	354,231	64,906
Payable upon return of securities loaned	2,793,340	5,128,817	48,592,829	25,167,700	20,022,132
Payable to affiliates
Accounting and legal services fees	25,187	55,173	57,498	17,724	14,646
Transfer agent fees	6,261	15,268	22,935	10,160	9,020
Trustees’ fees	34	76	78	24	20
Other liabilities and accrued expenses	19,678	28,228	28,545	17,661	16,835
Total liabilities	3,463,708	6,316,158	50,813,276	25,783,455	20,255,815
Net assets	$491,925,139	$1,085,988,233	$1,133,178,342	$347,460,701	$286,081,789
Net assets consist of
Paid-in capital	$494,949,567	$1,103,150,922	$1,183,428,480	$370,631,890	$312,003,763
Total distributable earnings (loss)	(3,024,428)	(17,162,689)	(50,250,138)	(23,171,189)	(25,921,974)
Net assets	$491,925,139	$1,085,988,233	$1,133,178,342	$347,460,701	$286,081,789
Unaffiliated investments, at cost	$200,461,025	$588,373,315	$775,532,110	$285,451,262	$275,662,877
Affiliated investments, at cost	290,776,144	506,112,687	434,599,204	100,720,111	45,257,283
Total investments, at cost	491,237,169	1,094,486,002	1,210,131,314	386,171,373	320,920,160
Securities loaned, at value	$2,738,560	$5,027,526	$47,616,080	$24,618,284	$19,607,297
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$62,427,156	$154,382,981	$231,836,126	$102,043,824	$90,396,732
Shares outstanding	5,440,082	13,891,822	22,292,127	10,127,455	9,385,981
Net asset value and redemption price per share	$11.48	$11.11	$10.40	$10.08	$9.63
Class R6
Net assets	$17,026,033	$28,436,225	$20,589,686	$7,074,011	$6,511,191
Shares outstanding	1,480,960	2,551,033	1,980,622	701,686	675,598
Net asset value, offering price and redemption price per share	$11.50	$11.15	$10.40	$10.08	$9.64
Class 1
Net assets	$412,471,950	$903,169,027	$880,752,530	$238,342,866	$189,173,866
Shares outstanding	35,915,526	81,199,614	84,761,133	23,644,919	19,636,652
Net asset value, offering price and redemption price per share	$11.48	$11.12	$10.39	$10.08	$9.63
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.08	$11.69	$10.95	$10.61	$10.14

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	17

STATEMENTS OF OPERATIONS For the year ended 8-31-23

	Lifestyle Blend Aggressive Portfolio	Lifestyle Blend Growth Portfolio	Lifestyle Blend Balanced Portfolio	Lifestyle Blend Moderate Portfolio	Lifestyle Blend Conservative Portfolio
Investment income
Dividends from affiliated investments	$4,073,006	$7,040,564	$5,299,239	$1,068,205	$406,270
Dividends from unaffiliated investments	3,999,947	14,447,442	20,707,372	8,473,928	8,999,011
Interest	185,191	1,421,794	2,914,784	934,736	873,950
Securities lending	11,714	382,079	787,547	383,930	402,332
Total investment income	8,269,858	23,291,879	29,708,942	10,860,799	10,681,563
Expenses
Investment management fees	1,095,394	2,986,694	3,650,205	1,297,856	1,262,989
Distribution and service fees	352,733	796,219	971,215	361,660	332,256
Accounting and legal services fees	96,240	212,436	219,426	67,602	57,626
Transfer agent fees	59,849	138,067	208,902	93,479	90,378
Trustees’ fees	11,217	24,782	25,428	7,826	6,799
Custodian fees	26,752	28,877	28,877	28,877	28,877
State registration fees	36,274	48,143	53,207	36,741	42,212
Printing and postage	20,325	22,579	23,673	20,308	20,285
Professional fees	57,760	79,842	81,029	52,156	50,262
Other	28,915	51,054	45,216	25,187	26,092
Total expenses	1,785,459	4,388,693	5,307,178	1,991,692	1,917,776
Less expense reductions	(35,531)	(123)	(252)	(68,197)	(83,987)
Net expenses	1,749,928	4,388,570	5,306,926	1,923,495	1,833,789
Net investment income	6,519,930	18,903,309	24,402,016	8,937,304	8,847,774
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(3,696,631)	(13,272,014)	(18,179,281)	(7,283,615)	(8,472,182)
Affiliated investments	(3,129,448)	(4,122,302)	(2,658,414)	(1,244,798)	(1,028,939)
Capital gain distributions received from affiliated investments	2,446,577	4,232,838	3,201,598	645,670	239,022
	(4,379,502)	(13,161,478)	(17,636,097)	(7,882,743)	(9,262,099)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	12,850,845	26,432,965	21,116,719	6,692,864	8,161,870
Affiliated investments	30,120,417	51,604,423	39,271,610	8,541,369	3,593,145
	42,971,262	78,037,388	60,388,329	15,234,233	11,755,015
Net realized and unrealized gain	38,591,760	64,875,910	42,752,232	7,351,490	2,492,916
Increase in net assets from operations	$45,111,690	$83,779,219	$67,154,248	$16,288,794	$11,340,690
18	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Lifestyle Blend Aggressive Portfolio		Lifestyle Blend Growth Portfolio		Lifestyle Blend Balanced Portfolio
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$6,519,930	$6,170,511	$18,903,309	$17,895,024	$24,402,016	$21,818,043
Net realized gain (loss)	(4,379,502)	66,001,508	(13,161,478)	122,744,995	(17,636,097)	98,365,012
Change in net unrealized appreciation (depreciation)	42,971,262	(149,570,653)	78,037,388	(300,764,694)	60,388,329	(273,738,361)
Increase (decrease) in net assets resulting from operations	45,111,690	(77,398,634)	83,779,219	(160,124,675)	67,154,248	(153,555,306)
Distributions to shareholders
From earnings
Class A	(5,315,969)	(2,003,659)	(11,651,766)	(3,383,549)	(15,005,145)	(4,350,623)
Class R6	(1,633,965)	(935,046)	(2,668,019)	(1,385,322)	(1,610,666)	(1,129,499)
Class 1	(46,896,397)	(35,035,864)	(98,515,443)	(67,301,517)	(82,881,884)	(64,509,406)
Total distributions	(53,846,331)	(37,974,569)	(112,835,228)	(72,070,388)	(99,497,695)	(69,989,528)
Portfolio share transactions
From portfolio share transactions	50,900,232	55,821,932	122,438,420	87,781,432	159,318,239	109,090,528
Total increase (decrease)	42,165,591	(59,551,271)	93,382,411	(144,413,631)	126,974,792	(114,454,306)
Net assets
Beginning of year	449,759,548	509,310,819	992,605,822	1,137,019,453	1,006,203,550	1,120,657,856
End of year	$491,925,139	$449,759,548	$1,085,988,233	$992,605,822	$1,133,178,342	$1,006,203,550
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	19

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Lifestyle Blend Moderate Portfolio		Lifestyle Blend Conservative Portfolio
	Year ended 8-31-23	Year ended 8-31-22	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$8,937,304	$7,394,751	$8,847,774	$7,081,453
Net realized gain (loss)	(7,882,743)	16,651,326	(9,262,099)	4,341,680
Change in net unrealized appreciation (depreciation)	15,234,233	(66,604,589)	11,755,015	(43,285,158)
Increase (decrease) in net assets resulting from operations	16,288,794	(42,558,512)	11,340,690	(31,862,025)
Distributions to shareholders
From earnings
Class A	(4,471,638)	(1,670,908)	(3,234,319)	(1,620,993)
Class R6	(357,524)	(255,860)	(184,977)	(152,033)
Class 1	(15,526,684)	(14,930,227)	(9,382,936)	(11,844,103)
Total distributions	(20,355,846)	(16,856,995)	(12,802,232)	(13,617,129)
Portfolio share transactions
From portfolio share transactions	46,034,503	46,516,269	26,204,928	63,271,894
Total increase (decrease)	41,967,451	(12,899,238)	24,743,386	17,792,740
Net assets
Beginning of year	305,493,250	318,392,488	261,338,403	243,545,663
End of year	$347,460,701	$305,493,250	$286,081,789	$261,338,403
20	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Lifestyle Blend Aggressive Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Blend Aggressive Portfolio
Class A
08-31-2023	11.86	0.11	0.88	0.99	(0.11)	(1.26)	(1.37)	11.48	9.69[5]	0.71	0.70	0.98	62	16
08-31-2022	14.98	0.09	(2.16)	(2.07)	(0.14)	(0.91)	(1.05)	11.86	(15.01)[5]	0.68	0.68	0.69	43	91
08-31-2021[6]	14.31	(0.02)	0.69	0.67	—	—	—	14.98	4.68[5,7]	0.65[8]	0.65[8]	(0.30)[8]	9	17
Class R6
08-31-2023	11.88	0.16	0.88	1.04	(0.16)	(1.26)	(1.42)	11.50	10.16	0.30	0.29	1.42	17	16
08-31-2022	15.01	0.16	(2.18)	(2.02)	(0.20)	(0.91)	(1.11)	11.88	(14.70)	0.27	0.27	1.19	14	91
08-31-2021	11.94	0.17	3.34	3.51	(0.17)	(0.27)	(0.44)	15.01	30.02	0.25	0.25	1.22	12	17
08-31-2020	11.57	0.16	1.32	1.48	(0.23)	(0.88)	(1.11)	11.94	13.00	0.26	0.26	1.48	8	21
08-31-2019	13.12	0.19	(0.50)	(0.31)	(0.20)	(1.04)	(1.24)	11.57	(0.88)	0.25	0.25	1.62	4	14
Class 1
08-31-2023	11.87	0.16	0.86	1.02	(0.15)	(1.26)	(1.41)	11.48	10.02	0.34	0.34	1.45	412	16
08-31-2022	15.00	0.18	(2.20)	(2.02)	(0.20)	(0.91)	(1.11)	11.87	(14.74)	0.31	0.31	1.30	392	91
08-31-2021	11.93	0.16	3.35	3.51	(0.17)	(0.27)	(0.44)	15.00	30.00	0.29	0.29	1.20	489	17
08-31-2020	11.56	0.21	1.27	1.48	(0.23)	(0.88)	(1.11)	11.93	12.98	0.30	0.29	1.90	379	21
08-31-2019	13.12	0.19	(0.51)	(0.32)	(0.20)	(1.04)	(1.24)	11.56	(1.01)	0.29	0.29	1.61	336	14

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 4-26-21.
[7] Not annualized.
[8] Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	21

Financial highlights continued
Lifestyle Blend Growth Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Blend Growth Portfolio
Class A
08-31-2023	11.57	0.15	0.65	0.80	(0.17)	(1.09)	(1.26)	11.11	7.95[5]	0.75	0.75	1.41	154	15
08-31-2022	14.32	0.14	(2.05)	(1.91)	(0.16)	(0.68)	(0.84)	11.57	(14.26)[5]	0.73	0.73	1.14	85	74
08-31-2021[6]	13.73	—[7]	0.59	0.59	—	—	—	14.32	4.30[5,8]	0.70[9]	0.70[9]	0.06[9]	20	22
Class R6
08-31-2023	11.60	0.21	0.65	0.86	(0.22)	(1.09)	(1.31)	11.15	8.51	0.34	0.34	1.88	28	15
08-31-2022	14.37	0.22	(2.09)	(1.87)	(0.22)	(0.68)	(0.90)	11.60	(14.01)	0.32	0.32	1.69	24	74
08-31-2021	11.97	0.19	2.68	2.87	(0.20)	(0.27)	(0.47)	14.37	24.56	0.30	0.30	1.43	21	22
08-31-2020	11.56	0.23	1.11	1.34	(0.26)	(0.67)	(0.93)	11.97	11.88	0.31	0.31	2.07	7	32
08-31-2019	12.56	0.23	(0.21)	0.02	(0.23)	(0.79)	(1.02)	11.56	1.30	0.30	0.30	1.99	6	13
Class 1
08-31-2023	11.58	0.21	0.63	0.84	(0.21)	(1.09)	(1.30)	11.12	8.39	0.39	0.39	1.89	903	15
08-31-2022	14.34	0.22	(2.08)	(1.86)	(0.22)	(0.68)	(0.90)	11.58	(14.00)	0.36	0.36	1.68	884	74
08-31-2021	11.95	0.19	2.67	2.86	(0.20)	(0.27)	(0.47)	14.34	24.48	0.34	0.34	1.48	1,096	22
08-31-2020	11.54	0.24	1.10	1.34	(0.26)	(0.67)	(0.93)	11.95	11.86	0.34	0.34	2.10	887	32
08-31-2019	12.54	0.22	(0.20)	0.02	(0.23)	(0.79)	(1.02)	11.54	1.27	0.34	0.34	1.96	823	13

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 4-26-21.
[7] Less than $0.005 per share.
[8] Not annualized.
[9] Annualized.
22	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Lifestyle Blend Balanced Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Blend Balanced Portfolio
Class A
08-31-2023	10.82	0.19	0.39	0.58	(0.21)	(0.79)	(1.00)	10.40	6.08[5]	0.80	0.80	1.90	232	15
08-31-2022	13.33	0.19	(1.93)	(1.74)	(0.19)	(0.58)	(0.77)	10.82	(13.85)[5]	0.79	0.79	1.62	126	58
08-31-2021[6]	12.84	0.02	0.50	0.52	(0.03)	—	(0.03)	13.33	4.06[5,7]	0.76[8]	0.76[8]	0.55[8]	28	32
Class R6
08-31-2023	10.82	0.24	0.38	0.62	(0.25)	(0.79)	(1.04)	10.40	6.53	0.40	0.40	2.35	21	15
08-31-2022	13.33	0.25	(1.93)	(1.68)	(0.25)	(0.58)	(0.83)	10.82	(13.48)	0.38	0.38	2.11	16	58
08-31-2021	11.66	0.21	1.94	2.15	(0.22)	(0.26)	(0.48)	13.33	18.91	0.36	0.36	1.69	19	32
08-31-2020	11.26	0.25	0.90	1.15	(0.27)	(0.48)	(0.75)	11.66	10.50	0.37	0.37	2.23	7	42
08-31-2019	11.79	0.26	0.03	0.29	(0.26)	(0.56)	(0.82)	11.26	3.26	0.36	0.36	2.32	6	21
Class 1
08-31-2023	10.82	0.25	0.36	0.61	(0.25)	(0.79)	(1.04)	10.39	6.40	0.44	0.44	2.38	881	15
08-31-2022	13.32	0.25	(1.93)	(1.68)	(0.24)	(0.58)	(0.82)	10.82	(13.45)	0.42	0.42	2.07	864	58
08-31-2021	11.65	0.22	1.93	2.15	(0.22)	(0.26)	(0.48)	13.32	18.87	0.40	0.40	1.73	1,074	32
08-31-2020	11.26	0.25	0.88	1.13	(0.26)	(0.48)	(0.74)	11.65	10.36	0.41	0.41	2.26	931	42
08-31-2019	11.78	0.25	0.05	0.30	(0.26)	(0.56)	(0.82)	11.26	3.31	0.40	0.40	2.30	891	21

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 4-26-21.
[7] Not annualized.
[8] Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	23

Financial highlights continued
Lifestyle Blend Moderate Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Blend Moderate Portfolio
Class A
08-31-2023	10.25	0.24	0.20	0.44	(0.24)	(0.37)	(0.61)	10.08	4.68[5]	0.88	0.86	2.38	102	20
08-31-2022	12.34	0.22	(1.73)	(1.51)	(0.21)	(0.37)	(0.58)	10.25	(12.77)[5]	0.87	0.86	2.04	55	45
08-31-2021[6]	11.98	0.04	0.36	0.40	(0.04)	—	(0.04)	12.34	3.33[5,7]	0.85[8]	0.84[8]	0.97[8]	15	34
Class R6
08-31-2023	10.25	0.28	0.20	0.48	(0.28)	(0.37)	(0.65)	10.08	5.12	0.48	0.46	2.81	7	20
08-31-2022	12.35	0.27	(1.74)	(1.47)	(0.26)	(0.37)	(0.63)	10.25	(12.49)	0.46	0.45	2.41	5	45
08-31-2021	11.40	0.21	1.21	1.42	(0.22)	(0.25)	(0.47)	12.35	12.73	0.45	0.44	1.81	4	34
08-31-2020	11.08	0.26	0.66	0.92	(0.28)	(0.32)	(0.60)	11.40	8.58	0.46	0.44	2.35	1	48
08-31-2019	11.15	0.28	0.28	0.56	(0.29)	(0.34)	(0.63)	11.08	5.58	0.44	0.44	2.56	1	21
Class 1
08-31-2023	10.25	0.28	0.20	0.48	(0.28)	(0.37)	(0.65)	10.08	5.07	0.52	0.50	2.84	238	20
08-31-2022	12.35	0.27	(1.75)	(1.48)	(0.25)	(0.37)	(0.62)	10.25	(12.52)	0.50	0.49	2.38	246	45
08-31-2021	11.40	0.23	1.19	1.42	(0.22)	(0.25)	(0.47)	12.35	12.69	0.49	0.48	1.91	300	34
08-31-2020	11.08	0.26	0.66	0.92	(0.28)	(0.32)	(0.60)	11.40	8.54	0.49	0.48	2.41	257	48
08-31-2019	11.14	0.27	0.29	0.56	(0.28)	(0.34)	(0.62)	11.08	5.64	0.48	0.48	2.55	262	21

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 4-26-21.
[7] Not annualized.
[8] Annualized.
24	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Lifestyle Blend Conservative Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Blend Conservative Portfolio
Class A
08-31-2023	9.71	0.28	0.06	0.34	(0.29)	(0.13)	(0.42)	9.63	3.66[5]	0.95	0.92	2.89	90	26
08-31-2022	11.59	0.26	(1.58)	(1.32)	(0.24)	(0.32)	(0.56)	9.71	(11.88)[5]	0.94	0.92	2.54	60	28
08-31-2021[6]	11.36	0.06	0.22	0.28	(0.05)	—	(0.05)	11.59	2.43[5,7]	0.93[8]	0.91[8]	1.53[8]	11	43
Class R6
08-31-2023	9.72	0.31	0.07	0.38	(0.33)	(0.13)	(0.46)	9.64	4.09	0.54	0.51	3.24	7	26
08-31-2022	11.60	0.30	(1.58)	(1.28)	(0.28)	(0.32)	(0.60)	9.72	(11.50)	0.53	0.51	2.84	3	28
08-31-2021	11.19	0.24	0.55	0.79	(0.23)	(0.15)	(0.38)	11.60	7.20	0.53	0.51	2.09	3	43
08-31-2020	10.84	0.21	0.56	0.77	(0.27)	(0.15)	(0.42)	11.19	7.37	0.54	0.51	2.02	2	57
08-31-2019	10.57	0.24	0.47	0.71	(0.28)	(0.16)	(0.44)	10.84	7.09	0.51	0.50	2.35	—[9]	21
Class 1
08-31-2023	9.71	0.31	0.06	0.37	(0.32)	(0.13)	(0.45)	9.63	4.04	0.59	0.56	3.28	189	26
08-31-2022	11.60	0.30	(1.59)	(1.29)	(0.28)	(0.32)	(0.60)	9.71	(11.62)	0.58	0.55	2.80	198	28
08-31-2021	11.18	0.24	0.55	0.79	(0.22)	(0.15)	(0.37)	11.60	7.26	0.57	0.55	2.10	230	43
08-31-2020	10.83	0.27	0.50	0.77	(0.27)	(0.15)	(0.42)	11.18	7.33	0.57	0.54	2.50	199	57
08-31-2019	10.56	0.28	0.43	0.71	(0.28)	(0.16)	(0.44)	10.83	7.05	0.55	0.54	2.73	184	21

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 4-26-21.
[7] Not annualized.
[8] Annualized.
[9] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	25

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, five of which are presented in this report (collectively, Lifestyle Blend Portfolios, or the portfolios and individually, the portfolio).  The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are open to all investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objectives of the portfolios are as follows:
Lifestyle Blend Aggressive Portfolio
To seek long-term growth of capital. Current income is not a consideration.
Lifestyle Blend Growth Portfolio
To seek long-term growth of capital. Current income is also a consideration.
Lifestyle Blend Balanced Portfolio
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Blend Moderate Portfolio
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Lifestyle Blend Conservative Portfolio
To seek a high level of current income with some consideration given to growth of capital.
Effective February 1, 2023, the portfolios changed their names as follows:
Current Portfolio Name	Former Portfolio Name
Lifestyle Blend Aggressive Portfolio	Multi-Index Lifestyle Aggressive Portfolio
Lifestyle Blend Growth Portfolio	Multi-Index Lifestyle Growth Portfolio
Lifestyle Blend Balanced Portfolio	Multi-Index Lifestyle Balanced Portfolio
Lifestyle Blend Moderate Portfolio	Multi-Index Lifestyle Moderate Portfolio
Lifestyle Blend Conservative Portfolio	Multi-Index Lifestyle Conservative Portfolio
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and other open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Equity securities, including exchange-traded funds or closed-end funds, held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the portfolios in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
26	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios’ investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Lifestyle Blend Aggressive Portfolio
Investments in securities:
Assets
Affiliated investment companies	$281,558,113	$281,558,113	—	—
Unaffiliated investment companies	204,694,409	204,694,409	—	—
Common stocks	5,882	—	—	$5,882
U.S. Government and Agency obligations	5,330,747	—	$5,330,747	—
Short-term investments	2,786,926	2,786,926	—	—
Total investments in securities	$494,376,077	$489,039,448	$5,330,747	$5,882

Lifestyle Blend Growth Portfolio
Investments in securities:
Assets
Affiliated investment companies	$490,000,810	$490,000,810	—	—
Unaffiliated investment companies	554,763,021	554,763,021	—	—
Common stocks	9,947	—	—	$9,947
U.S. Government and Agency obligations	40,497,517	—	$40,497,517	—
Short-term investments	5,062,904	5,062,904	—	—
Total investments in securities	$1,090,334,199	$1,049,826,735	$40,497,517	$9,947

Lifestyle Blend Balanced Portfolio
Investments in securities:
Assets
Affiliated investment companies	$379,779,022	$379,779,022	—	—
Unaffiliated investment companies	672,324,258	672,324,258	—	—
Common stocks	7,189	—	—	$7,189
U.S. Government and Agency obligations	80,103,777	—	$80,103,777	—
Short-term investments	48,439,726	48,439,726	—	—
Total investments in securities	$1,180,653,972	$1,100,543,006	$80,103,777	$7,189

Lifestyle Blend Moderate Portfolio
Investments in securities:
Assets
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	27

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Lifestyle Blend Moderate Portfolio (continued)
Affiliated investment companies	$75,220,916	$75,220,916	—	—
Unaffiliated investment companies	246,277,895	246,277,895	—	—
Common stocks	1,380	—	—	$1,380
U.S. Government and Agency obligations	26,112,145	—	$26,112,145	—
Short-term investments	25,304,179	25,304,179	—	—
Total investments in securities	$372,916,515	$346,802,990	$26,112,145	$1,380

Lifestyle Blend Conservative Portfolio
Investments in securities:
Assets
Affiliated investment companies	$25,962,873	$25,962,873	—	—
Unaffiliated investment companies	235,190,718	235,190,718	—	—
Common stocks	490	—	—	$490
U.S. Government and Agency obligations	24,653,037	—	$24,653,037	—
Short-term investments	19,978,782	19,978,782	—	—
Total investments in securities	$305,785,900	$281,132,373	$24,653,037	$490
Level 3 includes securities valued at $0. Refer to Portfolios’ investments.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios may invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the portfolios will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
28	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at August 31, 2023. In addition, non-cash collateral in the form of U.S. Treasuries was pledged, as indicated below. This non-cash collateral cannot be sold or repledged by the portfolios, and accordingly, is not reflected in the portfolios’ net assets.
Portfolio	Market value of securities on loan	Cash collateral received	Non-cash collateral
Lifestyle Blend Aggressive Portfolio	$2,738,560	$2,793,340	—
Lifestyle Blend Growth Portfolio	5,027,526	5,128,817	—
Lifestyle Blend Balanced Portfolio	47,616,080	48,592,829	$3,655
Lifestyle Blend Moderate Portfolio	24,618,284	25,167,700	—
Lifestyle Blend Conservative Portfolio	19,607,297	20,022,132	—
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2023, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2023 were as follows:
Portfolio	Commitment fee
Lifestyle Blend Aggressive Portfolio	$4,562
Lifestyle Blend Growth Portfolio	6,374
Lifestyle Blend Balanced Portfolio	6,496
Lifestyle Blend Moderate Portfolio	4,125
Lifestyle Blend Conservative Portfolio	3,963
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and each portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of August 31, 2023:
	No Expiration Date
Portfolio	Short Term	Long Term
Lifestyle Blend Aggressive Portfolio	$936,235	—
Lifestyle Blend Growth Portfolio	2,354,990	$4,387,755
Lifestyle Blend Balanced Portfolio	1,518,077	9,228,658
Lifestyle Blend Moderate Portfolio	125,610	2,869,501
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	29

	No Expiration Date
Portfolio	Short Term	Long Term
Lifestyle Blend Conservative Portfolio	$330,530	$2,394,356
As of August 31, 2023, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2023, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Lifestyle Blend Aggressive Portfolio	$497,290,140	$7,458,713	$(10,372,776)	$(2,914,063)
Lifestyle Blend Growth Portfolio	1,105,680,186	34,842,554	(50,188,541)	(15,345,987)
Lifestyle Blend Balanced Portfolio	1,223,349,542	31,105,503	(73,801,073)	(42,695,570)
Lifestyle Blend Moderate Portfolio	394,472,788	7,819,005	(29,375,278)	(21,556,273)
Lifestyle Blend Conservative Portfolio	330,458,711	3,916,774	(28,589,585)	(24,672,811)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. Lifestyle Blend Balanced Portfolio, Lifestyle Blend Moderate Portfolio and Lifestyle Blend Conservative Portfolio generally declare and pay dividends from net investment income quarterly. All other portfolios generally declare and pay dividends from net investment income annually. All portfolios generally declare and pay capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2023 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Lifestyle Blend Aggressive Portfolio	$5,764,078	$48,082,253	$53,846,331
Lifestyle Blend Growth Portfolio	17,792,036	95,043,192	112,835,228
Lifestyle Blend Balanced Portfolio	23,719,019	75,778,676	99,497,695
Lifestyle Blend Moderate Portfolio	8,755,989	11,599,857	20,355,846
Lifestyle Blend Conservative Portfolio	8,915,172	3,887,060	12,802,232
The tax character of distributions for the year ended August 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Lifestyle Blend Aggressive Portfolio	$12,801,500	$25,173,069	$37,974,569
Lifestyle Blend Growth Portfolio	27,444,093	44,626,295	72,070,388
Lifestyle Blend Balanced Portfolio	29,831,222	40,158,306	69,989,528
Lifestyle Blend Moderate Portfolio	8,756,124	8,100,871	16,856,995
Lifestyle Blend Conservative Portfolio	7,674,012	5,943,117	13,617,129
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income
Lifestyle Blend Aggressive Portfolio	$825,870
Lifestyle Blend Growth Portfolio	4,926,043
Lifestyle Blend Balanced Portfolio	3,192,167
Lifestyle Blend Moderate Portfolio	1,380,195
Lifestyle Blend Conservative Portfolio	1,475,723
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
30	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of MFC and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.050%	0.040%
Other assets	0.500%	0.490%
Expense reimbursements. The Advisor has contractually agreed to reduce its management fee and/or make payment to each portfolio in an amount equal to the amount by which “Other expenses” of each portfolio exceeds 0.05% of the average net assets of the portfolio. “Other expenses” means all of the expenses of the portfolio, excluding: management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, class specific expenses, underlying fund expenses (acquired fund fees), and short dividend expense. This expense limitation shall continue in effect until December 31, 2023, unless renewed by mutual agreement of the portfolios and the Advisor.
In addition, the Advisor has voluntarily agreed to waive its advisory fee for each portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the portfolio and its underlying investments after payment of subadvisory fees does not exceed 0.50% of the portfolios’ first $7.5 billion of average net assets and 0.49% of the portfolios’ average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the portfolios.
For the year ended August 31, 2023, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class A	Class R6	Class 1	Total
Lifestyle Blend Aggressive Portfolio	$4,038	$1,137	$30,356	$35,531
Lifestyle Blend Growth Portfolio	3	5	115	123
Lifestyle Blend Balanced Portfolio	26	4	222	252
Lifestyle Blend Moderate Portfolio	17,269	1,276	49,652	68,197
Lifestyle Blend Conservative Portfolio	23,755	1,378	58,854	83,987
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Lifestyle Blend Aggressive Portfolio	0.23%
Lifestyle Blend Growth Portfolio	0.29%
Lifestyle Blend Balanced Portfolio	0.34%
Portfolio	Net Annual Effective Rate
Lifestyle Blend Moderate Portfolio	0.38%
Lifestyle Blend Conservative Portfolio	0.42%

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the portfolios’ average daily net assets.
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	31

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2023:
	Lifestyle Blend Aggressive Portfolio	Lifestyle Blend Growth Portfolio	Lifestyle Blend Balanced Portfolio	Lifestyle Blend Moderate Portfolio	Lifestyle Blend Conservative Portfolio
Total sales charges	$3,307	$4,029	$5,772	$921	$10,080
Retained for printing prospectus, advertising and sales literature	561	692	935	142	2,044
Sales commission to unrelated broker-dealers	2,746	3,337	4,837	779	8,036
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor for Class A shares were as follows:
Portfolio	Class A
Lifestyle Blend Growth Portfolio	$9
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Lifestyle Blend Aggressive Portfolio	Class A	$152,712	$58,762
	Class R6	—	1,087
	Class 1	200,021	—
	Total	$352,733	$59,849
Lifestyle Blend Growth Portfolio	Class A	$353,407	$136,185
	Class R6	—	1,882
	Class 1	442,812	—
	Total	$796,219	$138,067
Lifestyle Blend Balanced Portfolio	Class A	$538,315	$207,584
	Class R6	—	1,318
	Class 1	432,900	—
	Total	$971,215	$208,902
Lifestyle Blend Moderate Portfolio	Class A	$241,145	$93,037
	Class R6	—	442
	Class 1	120,515	—
	Total	$361,660	$93,479
Lifestyle Blend Conservative Portfolio	Class A	$233,715	$90,074
	Class R6	—	304
	Class 1	98,541	—
	Total	$332,256	$90,378
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
32	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended August 31, 2023 and 2022 were as follows:
Lifestyle Blend Aggressive Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,058,325	$34,267,280	4,125,877	$56,326,325
Distributions reinvested	516,573	5,315,539	140,010	2,003,541
Repurchased	(1,793,310)	(20,121,992)	(1,183,748)	(15,564,432)
Net increase	1,781,588	$19,460,827	3,082,139	$42,765,434
Class R6 shares
Sold	408,252	$4,506,483	721,627	$9,635,790
Distributions reinvested	158,946	1,633,965	65,388	935,046
Repurchased	(263,026)	(2,867,870)	(413,498)	(5,325,653)
Net increase	304,172	$3,272,578	373,517	$5,245,183
Class 1 shares
Sold	2,854,812	$32,067,123	1,859,001	$24,774,297
Distributions reinvested	4,566,348	46,896,397	2,451,775	35,035,864
Repurchased	(4,559,536)	(50,796,693)	(3,831,817)	(51,998,846)
Net increase	2,861,624	$28,166,827	478,959	$7,811,315
Total net increase	4,947,384	$50,900,232	3,934,615	$55,821,932

Lifestyle Blend Growth Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,797,792	$96,550,300	8,185,255	$107,173,336
Distributions reinvested	1,149,935	11,648,838	245,890	3,383,450
Repurchased	(3,388,710)	(36,881,303)	(2,482,465)	(31,348,545)
Net increase	6,559,017	$71,317,835	5,948,680	$79,208,241
Class R6 shares
Sold	514,163	$5,531,542	750,550	$9,379,375
Distributions reinvested	263,378	2,668,019	100,604	1,385,322
Repurchased	(313,334)	(3,377,318)	(221,437)	(2,901,268)
Net increase	464,207	$4,822,243	629,717	$7,863,429
Class 1 shares
Sold	4,374,960	$47,922,509	3,501,965	$45,567,881
Distributions reinvested	9,744,356	98,515,443	4,894,656	67,301,517
Repurchased	(9,211,471)	(100,139,610)	(8,540,580)	(112,159,636)
Net increase (decrease)	4,907,845	$46,298,342	(143,959)	$709,762
Total net increase	11,931,069	$122,438,420	6,434,438	$87,781,432

Lifestyle Blend Balanced Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	14,862,363	$153,383,150	12,452,458	$150,689,139
Distributions reinvested	1,539,079	14,987,629	346,418	4,343,222
Repurchased	(5,716,880)	(58,816,397)	(3,295,718)	(38,646,063)
Net increase	10,684,562	$109,554,382	9,503,158	$116,386,298
Class R6 shares
Sold	543,367	$5,518,878	331,329	$3,837,817
Distributions reinvested	165,346	1,610,666	89,685	1,129,499
Repurchased	(233,349)	(2,386,174)	(305,821)	(3,678,333)
Net increase	475,364	$4,743,370	115,193	$1,288,983
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	33

Lifestyle Blend Balanced Portfolio , Cont’d	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	5,664,840	$58,310,318	3,743,294	$44,052,205
Distributions reinvested	8,523,999	82,881,884	5,121,752	64,509,406
Repurchased	(9,311,827)	(96,171,715)	(9,594,117)	(117,146,364)
Net increase (decrease)	4,877,012	$45,020,487	(729,071)	$(8,584,753)
Total net increase	16,036,938	$159,318,239	8,889,280	$109,090,528

Lifestyle Blend Moderate Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	7,019,249	$69,961,193	6,079,218	$68,475,220
Distributions reinvested	462,386	4,455,606	143,574	1,661,090
Repurchased	(2,681,662)	(26,721,917)	(2,075,531)	(22,676,098)
Net increase	4,799,973	$47,694,882	4,147,261	$47,460,212
Class R6 shares
Sold	200,496	$1,994,749	186,695	$2,100,968
Distributions reinvested	37,075	357,524	21,996	255,860
Repurchased	(53,138)	(528,081)	(36,890)	(424,458)
Net increase	184,433	$1,824,192	171,801	$1,932,370
Class 1 shares
Sold	2,437,966	$24,418,099	2,268,359	$25,663,683
Distributions reinvested	1,612,704	15,526,684	1,279,965	14,930,227
Repurchased	(4,366,463)	(43,429,354)	(3,850,681)	(43,470,223)
Net decrease	(315,793)	$(3,484,571)	(302,357)	$(2,876,313)
Total net increase	4,668,613	$46,034,503	4,016,705	$46,516,269

Lifestyle Blend Conservative Portfolio	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	6,225,239	$59,447,725	7,073,008	$74,855,657
Distributions reinvested	344,324	3,221,677	151,037	1,613,309
Repurchased	(3,360,055)	(32,107,093)	(1,987,969)	(20,542,617)
Net increase	3,209,508	$30,562,309	5,236,076	$55,926,349
Class R6 shares
Sold	367,049	$3,509,314	119,508	$1,219,255
Distributions reinvested	19,702	184,977	14,038	152,033
Repurchased	(44,938)	(432,774)	(59,987)	(654,259)
Net increase	341,813	$3,261,517	73,559	$717,029
Class 1 shares
Sold	2,714,081	$25,891,175	2,949,270	$31,320,497
Distributions reinvested	1,004,760	9,382,936	1,091,698	11,844,103
Repurchased	(4,480,672)	(42,893,009)	(3,442,853)	(36,536,084)
Net increase (decrease)	(761,831)	$(7,618,898)	598,115	$6,628,516
Total net increase	2,789,490	$26,204,928	5,907,750	$63,271,894
Affiliates of the Trust owned 100% of shares of Class 1 on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2023:
34	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Lifestyle Blend Aggressive Portfolio	$3,243,839	$76,407,299	$1,777,831	$71,556,002
Lifestyle Blend Growth Portfolio	21,813,444	162,194,004	15,589,635	136,374,441
Lifestyle Blend Balanced Portfolio	39,157,765	209,071,162	29,997,817	133,570,764
Lifestyle Blend Moderate Portfolio	12,913,357	88,219,155	9,510,887	56,903,587
Lifestyle Blend Conservative Portfolio	11,684,127	82,296,467	9,354,841	63,090,901
Note 7—Investment in affiliated underlying funds
Certain portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each affiliated underlying funds’ net assets. At August 31, 2023, the following portfolios held 5% or more of the net assets of the affiliated underlying funds shown below:
Portfolio	Affiliated Fund	Percentage of underlying fund net assets
Lifestyle Blend Growth Portfolio	John Hancock Funds II U.S. Sector Rotation Fund	8.4%
Lifestyle Blend Growth Portfolio	John Hancock Funds II International Strategic Equity Allocation Fund	6.5%
Lifestyle Blend Balanced Portfolio	John Hancock Funds II U.S. Sector Rotation Fund	6.6%
Lifestyle Blend Balanced Portfolio	John Hancock Funds II International Strategic Equity Allocation Fund	5.0%
Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Lifestyle Blend Aggressive Portfolio
International Strategic Equity Allocation	13,884,613	$110,269,765	$19,128,458	$(10,487,360)	$(1,035,299)	$10,834,801	$2,664,969	—	$128,710,365
John Hancock Collateral Trust*	278,787	1,640,245	154,509,763	(153,360,569)	(3,444)	931	16,358	—	2,786,926
U.S. Sector Rotation	15,921,640	145,043,629	9,236,739	(18,626,600)	(2,090,705)	19,284,685	1,403,393	$2,446,577	152,847,748
					$(3,129,448)	$30,120,417	$4,084,720	$2,446,577	$284,345,039
Lifestyle Blend Growth Portfolio
International Strategic Equity Allocation	24,010,111	$191,236,887	$28,191,448	$(14,108,628)	$(1,300,253)	$18,554,275	$4,597,537	—	$222,573,729
John Hancock Collateral Trust*	506,463	33,321,704	629,911,522	(658,171,677)	(7,865)	9,220	397,088	—	5,062,904
U.S. Sector Rotation	27,856,988	249,004,767	14,123,584	(25,928,014)	(2,814,184)	33,040,928	2,428,018	$4,232,838	267,427,081
					$(4,122,302)	$51,604,423	$7,422,643	$4,232,838	$495,063,714
Lifestyle Blend Balanced Portfolio
International Strategic Equity Allocation	18,395,230	$142,932,974	$24,939,509	$(10,610,023)	$(848,583)	$14,109,909	$3,432,067	—	$170,523,786
John Hancock Collateral Trust*	4,845,620	89,371,209	701,435,264	(742,350,343)	(36,199)	19,795	818,235	—	48,439,726
U.S. Sector Rotation	21,797,420	184,727,022	15,876,970	(14,717,030)	(1,773,632)	25,141,906	1,836,484	$3,201,598	209,255,236
					$(2,658,414)	$39,271,610	$6,086,786	$3,201,598	$428,218,748
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	35

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Lifestyle Blend Moderate Portfolio
International Strategic Equity Allocation	3,686,984	$28,003,946	$7,907,600	$(4,434,831)	$(381,923)	$3,083,550	$681,320	—	$34,178,342
John Hancock Collateral Trust*	2,531,278	37,572,000	443,129,841	(455,399,300)	(5,551)	7,189	400,450	—	25,304,179
U.S. Sector Rotation	4,275,268	36,300,225	7,727,098	(7,578,055)	(857,324)	5,450,630	370,365	$645,670	41,042,574
					$(1,244,798)	$8,541,369	$1,452,135	$645,670	$100,525,095
Lifestyle Blend Conservative Portfolio
International Strategic Equity Allocation	1,297,686	$10,181,763	$4,207,080	$(3,393,152)	$(310,386)	$1,344,246	$250,145	—	$12,029,551
John Hancock Collateral Trust*	1,998,558	39,033,032	440,768,839	(459,826,733)	(1,623)	5,267	421,350	—	19,978,782
U.S. Sector Rotation	1,451,388	13,247,923	4,942,601	(5,783,904)	(716,930)	2,243,632	137,107	$239,022	13,933,322
					$(1,028,939)	$3,593,145	$808,602	$239,022	$45,941,655

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
36	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of Lifestyle Blend Aggressive Portfolio, Lifestyle Blend Growth Portfolio, Lifestyle Blend Balanced Portfolio, Lifestyle Blend Moderate Portfolio and Lifestyle Blend Conservative Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of Lifestyle Blend Aggressive Portfolio, Lifestyle Blend Growth Portfolio, Lifestyle Blend Balanced Portfolio, Lifestyle Blend Moderate Portfolio and Lifestyle Blend Conservative Portfolio (five of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Portfolios") as of August 31, 2023, the related statements of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	37

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2023.
Dividend Received Deduction Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Qualified Dividend Income Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources:
Portfolio	Foreign sourced income	Foreign tax credit
Lifestyle Blend Aggressive Portfolio	$3,801,044	$507,330
Lifestyle Blend Growth Portfolio	6,654,866	873,757
Lifestyle Blend Balanced Portfolio	4,881,976	632,216
Lifestyle Blend Moderate Portfolio	966,085	121,402
Long Term Capital Gains The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Lifestyle Blend Aggressive Portfolio	$48,082,253
Lifestyle Blend Growth Portfolio	95,043,192
Lifestyle Blend Balanced Portfolio	75,778,676
Lifestyle Blend Moderate Portfolio	11,599,857
Lifestyle Blend Conservative Portfolio	3,887,060
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
38	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report (the Funds). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement between the Advisor and Manulife Investment Management (US) (the Subadvisor) with respect to each of the Funds identified in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisor with respect to the Funds.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Funds by the Advisor’s affiliates, including distribution services.  The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derrivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments.  The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	39

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)reviewed information prepared by management regarding the Funds’ performance;
(b)considered the comparative performance of each Fund’s respective benchmark index;
(c)considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangement generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective peer group median and benchmark index and concluded that the performance of certain Funds has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile with certain exceptions noted in Appendix A. In such cases, the Board concluded that the Fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion of the Funds’ expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds.  In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds’ operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and a Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)reviewed financial information of the Advisor;
40	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

(b)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each Fund;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the products;
(h)noted that the Funds’ Subadvisor is an affiliate of the Advisor;
(i)noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)noted that the subadvisory fees for the Funds are paid by the Advisor;
(k) with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)reviewed the Trust’s advisory fee structure and concluded that (i) the Funds’ fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure; and
(c)considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to each Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the historical and current performance of each Fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)the subadvisory fee for each Fund, and to the extent available, and comparative fee information, where available, prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	41

appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds and compared them to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)the performance of certain Funds has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile, with certain exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that the Fund’s performance is being monitored and reasonably addressed, where appropriate);
(3)the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)the subadvisory fees are paid by the Advisor and not the Funds.
In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and that the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.
42	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2022	Fees and expenses	Comments
Lifestyle Blend Aggressive Portfolio (formerly, Multi-Index Lifestyle Aggressive Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-year period and underperformed for the three- and ﬁve-year periods.
Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the three- and five-year periods.
The Board also noted the fund’s favorable performance relative to the benchmark index for the one-year period and to the peer group median for the one-, three- and five-year periods.
The Board took into account management’s discussion of the fund’s expenses.
Lifestyle Blend Growth Portfolio (formerly, Multi-Index Lifestyle Growth Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-year period and underperformed for the three- and ﬁve-year periods.
Lipper Category – The fund outperformed the median for the five-year period, underperformed for the three-year period and performed in-line with the peer group median for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the three- and five-year periods and relative to the peer group median for the three-year period.
The Board also noted the fund’s favorable performance relative to the benchmark index for the one-year period and relative to the peer group median for the one- and five-year periods.
The Board took into account management’s discussion of the fund’s expenses.
Lifestyle Blend Balanced Portfolio (formerly, Multi-Index Lifestyle Balanced Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and five-year periods. Lipper Category – The fund underperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and the peer group median for the one-, three-, and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	43

Portfolio (subadvisor)	Performance of fund, as of 12.31.2022	Fees and expenses	Comments
Lifestyle Blend Moderate Portfolio (formerly, Multi-Index Lifestyle Moderate Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-year period and underperformed for the three- and five-year periods.
Lipper Category – The fund outperformed the median for the five-year period and underperformed for the one- and three-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the three- and five-year periods and relative to the peer group median for the one- and three-year periods.
The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-year period and relative to the peer group median for the five-year period.
Lifestyle Blend Conservative Portfolio (formerly, Multi-Index Lifestyle Conservative Portfolio) (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one- and three-year periods and underperformed for the five-year period.
Lipper Category – The fund outperformed the median for the one- and five-year periods and performed in-line with the peer group median for the three-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the five-year period.
The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark for the one- and three-year periods and relative to the peer group median for the one-, three- and five-year periods.
44	JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Lifestyle Blend Aggressive Portfolio, John Hancock Lifestyle Blend Growth Portfolio, John Hancock Lifestyle Blend Balanced Portfolio, John Hancock Lifestyle Blend Moderate Portfolio, John Hancock Lifestyle Blend Conservative Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Portfolios’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	45

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
46	JOHN HANCOCK LIFESTYLE BLEND AGGRESSIVE PORTFOLIO | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND AGGRESSIVE PORTFOLIO	47

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
48	JOHN HANCOCK LIFESTYLE BLEND AGGRESSIVE PORTFOLIO | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Geoffrey Kelley, CFA1
David Kobuszewski, CFA1
Robert E. Sykes, CFA
Nathan W. Thooft, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
1 Effective January 1, 2023, Geoffrey Kelley and David Kobuszewski were added as portfolio managers of the portfolios.
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with  the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK LIFESTYLE BLEND PORTFOLIOS	49

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Lifestyle Blend Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2780168	MILA8/23
10/23

Annual report
John Hancock
Alternative Asset Allocation Fund
Alternative
August 31, 2023

A message to shareholders
Dear shareholder,
Global equities shook off a number of concerns to register gains during the 12 months ended August 31, 2023. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022. A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, reflecting better-than-expected economic conditions. Value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes.
The global bond markets struggled in the rising-rate environment. While credit-sensitive market segments such as high-yield bonds and emerging-market debt held up well, the benefit was outweighed by pronounced weakness in longer-term government issues in the developed markets.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Alternative Asset Allocation Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
12	Financial statements
16	Financial highlights
22	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Evaluation of advisory and subadvisory agreements by the Board of Trustees
40	Statement regarding liquidity risk management
42	Trustees and Officers
46	More information
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The HFRX Global Hedge Fund Index comprises funds representing all main hedge fund strategies, with underlying asset-weighted strategies based on the distribution of assets in the hedge fund industry.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The financial markets posted mixed results during the annual period
While the broader tone for risk assets was generally positive, market segments with above-average interest-rate sensitivity were hurt by central banks’ continued tightening of monetary policy.
The fund outpaced its benchmark, the HFRX Global Hedge Fund Index
Positions in absolute return strategies helped performance, as did holdings in strategies that use alternative approaches within traditional asset classes.
Holdings in real estate investment trusts, commodities, and infrastructure stocks detracted
These market segments proved vulnerable to the backdrop of slowing growth and rising inflation.
ASSET ALLOCATION AS OF 8/31/2023 (% of net assets)
Affiliated investment companies	66.1
Absolute return strategies	39.7
Alternative investment approaches	18.7
Alternative markets	7.7
Unaffiliated investment companies	30.1
Absolute return strategies	14.8
Alternative investment approaches	12.9
Alternative markets	2.4
Short-term investments and other	3.8
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	3

Management’s discussion of fund performance
Can you tell us how the markets performed during the 12 months ended August 31, 2023?
Financial assets produced mixed results during the period. On the positive side, global equities shook off a number of concerns to register robust gains. The global bond markets struggled in the rising-rate environment. While the broader tone for risk assets was generally positive, market segments with above-average interest-rate sensitivity were hurt by central banks’ continued tightening of monetary policy.
How did the fund perform?
The fund consists of three main strategies: Absolute return (weighted at 54.5% as of period end), which is designed to generate positive performance through a variety of scenarios; alternative investment approaches (31.6%), where the underlying managers use opportunistic techniques; and alternative markets (10.1%), which includes asset classes where the drivers of return are often unrelated to those of traditional investments.
The alternative investment approaches portfolio was the largest contributor to performance. All three of the holdings in this area—JPMorgan Hedged Equity Fund, Seaport Long/Short Fund (Wellington), and Strategic Income Opportunities Fund (MIM US)—were positioned to capitalize on the generally favorable tone in the markets.
The absolute return portfolio also contributed to performance. The majority of the strategies held in this segment of the fund produced positive returns, with the largest gains coming from Calamos Market Neutral Income Fund and Multi-Asset Absolute Return Fund (NIMNAI). However, Credit Suisse Managed Futures Strategy Fund and IQ Merger Arbitrage ETF experienced losses.
The alternative markets portfolio was the smallest contributor in the annual period. On the plus side, positions in exchange-traded funds that invest in gold and precious metals posted gains in the environment of persistent inflation. On the other hand, commodities—held through a position in Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF—finished with a loss as concerns about the global economic outlook weighed on the asset class through most of 2023. Allocations to infrastructure stocks and real estate investment trusts also lagged amid the backdrop of rising interest rates.
4	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

What changes did you make to the portfolio?
We maintained a fairly stable approach to asset allocation on the belief that the fund was well positioned for the broader investment environment. In late 2022 we eliminated the fund’s position in Absolute Return Currency Fund (First Quadrant), which liquidated, and reduced its allocation to Managed Futures Strategy Fund (Credit Suisse), whose weighting had moved above our target following a stretch of outperformance. We redeployed the proceeds across the absolute return portfolio, primarily into market-neutral and merger-arbitrage strategies. Early in 2023, one of the two funds we used to achieve exposure to gold—Invesco DB Gold Fund—closed, and we replaced it with a new position in Invesco DB Precious Metals Fund. The latter fund is different in that it in addition to holding gold, it also has an allocation to silver.
MANAGED BY

Nathan W. Thooft, CFA
Christopher Walsh, CFA
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, and Christopher Walsh, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-1.34	1.94	1.97	10.08	21.49
Class C	2.11	2.27	1.77	11.87	19.19
Class I1	4.17	3.31	2.80	17.66	31.84
Class R2[1]	3.82	2.89	2.37	15.31	26.37
Class R4[1]	4.06	3.15	2.64	16.80	29.78
Class R6[1]	4.25	3.41	2.91	18.24	33.18
Index†	0.67	1.82	1.58	9.43	17.02
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.84	2.54	1.54	1.93	1.78	1.43
Net (%)	1.66	2.36	1.36	1.75	1.50	1.25
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the HFRX Global Hedge Fund Index.
See the following page for footnotes.
6	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Alternative Asset Allocation Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the HFRX Global Hedge Fund Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	8-31-13	11,919	11,919	11,702
Class I1	8-31-13	13,184	13,184	11,702
Class R2[1]	8-31-13	12,637	12,637	11,702
Class R4[1]	8-31-13	12,978	12,978	11,702
Class R6[1]	8-31-13	13,318	13,318	11,702
The HFRX Global Hedge Fund Index comprises funds representing all main hedge fund strategies, with underlying asset-weighted strategies based on the distribution of assets in the hedge fund industry.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio[2]
Class A	Actual expenses/actual returns	$1,000.00	$1,029.30	$3.89	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Class C	Actual expenses/actual returns	1,000.00	1,025.80	7.45	1.46%
	Hypothetical example	1,000.00	1,017.80	7.43	1.46%
Class I	Actual expenses/actual returns	1,000.00	1,031.40	2.36	0.46%
	Hypothetical example	1,000.00	1,022.90	2.35	0.46%
Class R2	Actual expenses/actual returns	1,000.00	1,029.40	4.35	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
Class R4	Actual expenses/actual returns	1,000.00	1,030.60	3.07	0.60%
	Hypothetical example	1,000.00	1,022.20	3.06	0.60%
Class R6	Actual expenses/actual returns	1,000.00	1,031.30	1.79	0.35%
	Hypothetical example	1,000.00	1,023.40	1.79	0.35%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on mixed of underlying funds held by the fund.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	9

Fund’s investments
AS OF 8-31-23
	Shares	Value
Affiliated investment companies (A) 66.1%		$501,098,247
(Cost $500,889,109)
Absolute return strategies 39.7%		300,963,912
Credit Suisse Managed Futures Strategy Fund (B)	4,546,777	42,375,962
Diversified Macro, Class NAV, JHIT (Graham)	6,403,615	61,026,450
IQ Merger Arbitrage ETF (B)(C)(D)	949,632	29,837,437
Multi-Asset Absolute Return, Class NAV, JHF II (NIMNAI)	9,867,461	99,069,307
The Arbitrage Fund, Class I (B)	5,281,135	68,654,756
Alternative investment approaches 18.7%		141,642,975
Seaport Long/Short, Class NAV, JHIT (Wellington)	7,394,104	84,366,725
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (E)	5,898,687	57,276,250
Alternative markets 7.7%		58,491,360
Infrastructure, Class NAV, JHIT (Wellington)	2,873,394	35,687,553

Invesco DB Precious Metals Fund (B)	453,347	22,803,807
Unaffiliated investment companies 30.1%		$228,439,272
(Cost $210,097,507)
Absolute return strategies 14.8%		112,624,594
Calamos Market Neutral Income Fund	3,519,553	51,526,263
Victory Market Neutral Income Fund	7,188,039	61,098,331
Alternative investment approaches 12.9%		97,538,741
JPMorgan Hedged Equity Fund	3,452,699	97,538,741
Alternative markets 2.4%		18,275,937
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (D)	648,664	9,567,794
Vanguard Real Estate ETF	105,707	8,708,143

	Yield (%)	Shares	Value
Short-term investments 5.0%			$37,604,230
(Cost $37,590,270)
Short-term funds 5.0%			37,604,230
John Hancock Collateral Trust (F)	5.4789(G)	3,761,702	37,604,230

Total investments (Cost $748,576,886) 101.2%	$767,141,749
Other assets and liabilities, net (1.2%)	(8,968,341)
Total net assets 100.0%	$758,173,408

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
JHF II	John Hancock Funds II
JHIT	John Hancock Investment Trust
10	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to financial statements.
(C)	Non-income producing.
(D)	All or a portion of this security is on loan as of 8-31-23.
(E)	The subadvisor is an affiliate of the advisor.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending. Market value of this investment amounted to $10,138,932.
(G)	The rate shown is the annualized seven-day yield as of 8-31-23.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $764,470,913. Net unrealized appreciation aggregated to $2,670,836, of which $18,205,691 related to gross unrealized appreciation and $15,534,855 related to gross unrealized depreciation.
Subadvisors of Affiliated Underlying Funds
Graham Capital Management, L.P.	(Graham)
Manulife Investment Management (US) LLC	(MIM US)
Nordea Investment Management North America, Inc.	(NIMNAI)
Wellington Management Company LLP	(Wellington)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $210,097,507) including $9,955,352 of securities loaned	$228,439,272
Affiliated investments, at value (Cost $538,479,379)	538,702,477
Total investments, at value (Cost $748,576,886)	767,141,749
Dividends and interest receivable	298,120
Receivable for fund shares sold	2,053,668
Receivable for investments sold	760,152
Receivable for securities lending income	3,667
Receivable from affiliates	1,186
Other assets	77,810
Total assets	770,336,352
Liabilities
Due to custodian	702,155
Payable for investments purchased	308,374
Payable for fund shares repurchased	823,195
Payable upon return of securities loaned	10,158,405
Payable to affiliates
Accounting and legal services fees	38,932
Transfer agent fees	73,263
Distribution and service fees	644
Trustees’ fees	52
Other liabilities and accrued expenses	57,924
Total liabilities	12,162,944
Net assets	$758,173,408
Net assets consist of
Paid-in capital	$781,365,068
Total distributable earnings (loss)	(23,191,660)
Net assets	$758,173,408

12	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 8-31-23  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($60,308,943 ÷ 3,993,835 shares)[1]	$15.10
Class C ($7,168,094 ÷ 474,610 shares)[1]	$15.10
Class I ($660,062,268 ÷ 43,627,979 shares)	$15.13
Class R2 ($3,002,162 ÷ 199,040 shares)	$15.08
Class R4 ($115,067 ÷ 7,600 shares)	$15.14
Class R6 ($27,516,874 ÷ 1,817,209 shares)	$15.14
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.89

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	13

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Dividends from affiliated investments	$18,444,702
Dividends	5,809,947
Securities lending	52,803
Total investment income	24,307,452
Expenses
Investment management fees	3,275,729
Distribution and service fees	303,131
Accounting and legal services fees	148,421
Transfer agent fees	802,168
Trustees’ fees	17,432
Custodian fees	43,224
State registration fees	158,570
Printing and postage	58,194
Professional fees	91,795
Other	48,072
Total expenses	4,946,736
Less expense reductions	(1,379,026)
Net expenses	3,567,710
Net investment income	20,739,742
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(2,214,113)
Affiliated investments	(1,402,705)
Capital gain distributions received from unaffiliated investments	4,174,240
Capital gain distributions received from affiliated investments	7,317,772
7,875,194
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	11,047,008
Affiliated investments	(7,991,205)
3,055,803
Net realized and unrealized gain	10,930,997
Increase in net assets from operations	$31,670,739
14	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$20,739,742	$8,806,233
Net realized gain	7,875,194	6,847,520
Change in net unrealized appreciation (depreciation)	3,055,803	(31,014,064)
Increase (decrease) in net assets resulting from operations	31,670,739	(15,360,311)
Distributions to shareholders
From earnings
Class A	(2,173,302)	(1,158,179)
Class C	(198,996)	(144,223)
Class I	(20,633,976)	(7,749,131)
Class R2	(27,745)	(15,564)
Class R4	(3,724)	(1,362)
Class R6	(924,684)	(444,124)
Total distributions	(23,962,427)	(9,512,583)
From fund share transactions	108,938,502	184,838,183
Total increase	116,646,814	159,965,289
Net assets
Beginning of year	641,526,594	481,561,305
End of year	$758,173,408	$641,526,594
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	15

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$14.98	$15.70	$14.57	$14.66	$14.51
Net investment income[1,2]	0.40	0.23	0.07	0.09	0.25
Net realized and unrealized gain (loss) on investments	0.16	(0.69)	1.17	0.31	0.17
Total from investment operations	0.56	(0.46)	1.24	0.40	0.42
Less distributions
From net investment income	(0.34)	(0.24)	(0.03)	(0.27)	(0.17)
From net realized gain	(0.10)	(0.02)	(0.08)	(0.22)	(0.10)
Total distributions	(0.44)	(0.26)	(0.11)	(0.49)	(0.27)
Net asset value, end of period	$15.10	$14.98	$15.70	$14.57	$14.66
Total return (%)[3,4]	3.86	(2.95)	8.55	2.74	3.05
Ratios and supplemental data
Net assets, end of period (in millions)	$60	$73	$68	$62	$73
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	0.95	0.90	0.88	0.88	0.77
Expenses including reductions[5]	0.76	0.72	0.66	0.66	0.64
Net investment income[2]	2.69	1.47	0.47	0.63	1.73
Portfolio turnover (%)	30	13	25	37	39

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
16	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$14.98	$15.70	$14.58	$14.67	$14.51
Net investment income (loss)[1,2]	0.29	0.13	(0.03)	(0.01)	0.15
Net realized and unrealized gain (loss) on investments	0.16	(0.69)	1.16	0.31	0.18
Total from investment operations	0.45	(0.56)	1.13	0.30	0.33
Less distributions
From net investment income	(0.23)	(0.14)	—	(0.17)	(0.07)
From net realized gain	(0.10)	(0.02)	(0.01)	(0.22)	(0.10)
Total distributions	(0.33)	(0.16)	(0.01)	(0.39)	(0.17)
Net asset value, end of period	$15.10	$14.98	$15.70	$14.58	$14.67
Total return (%)[3,4]	3.11	(3.62)	7.77	2.04	2.37
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$11	$17	$31	$42
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	1.65	1.60	1.58	1.58	1.47
Expenses including reductions[5]	1.46	1.41	1.36	1.36	1.34
Net investment income (loss)[2]	1.93	0.86	(0.21)	(0.06)	1.02
Portfolio turnover (%)	30	13	25	37	39

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	17

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$15.01	$15.73	$14.59	$14.68	$14.53
Net investment income[1,2]	0.43	0.26	0.12	0.14	0.29
Net realized and unrealized gain (loss) on investments	0.17	(0.67)	1.17	0.30	0.18
Total from investment operations	0.60	(0.41)	1.29	0.44	0.47
Less distributions
From net investment income	(0.38)	(0.29)	(0.07)	(0.31)	(0.22)
From net realized gain	(0.10)	(0.02)	(0.08)	(0.22)	(0.10)
Total distributions	(0.48)	(0.31)	(0.15)	(0.53)	(0.32)
Net asset value, end of period	$15.13	$15.01	$15.73	$14.59	$14.68
Total return (%)[3]	4.17	(2.66)	8.92	3.04	3.39
Ratios and supplemental data
Net assets, end of period (in millions)	$660	$529	$374	$347	$423
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	0.65	0.60	0.58	0.58	0.49
Expenses including reductions[4]	0.46	0.42	0.36	0.36	0.35
Net investment income[2]	2.90	1.67	0.76	0.95	2.04
Portfolio turnover (%)	30	13	25	37	39

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
18	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$14.95	$15.67	$14.55	$14.64	$14.49
Net investment income[1,2]	0.25	0.22	0.06	0.08	0.24
Net realized and unrealized gain (loss) on investments	0.30	(0.69)	1.16	0.31	0.17
Total from investment operations	0.55	(0.47)	1.22	0.39	0.41
Less distributions
From net investment income	(0.32)	(0.23)	(0.02)	(0.26)	(0.16)
From net realized gain	(0.10)	(0.02)	(0.08)	(0.22)	(0.10)
Total distributions	(0.42)	(0.25)	(0.10)	(0.48)	(0.26)
Net asset value, end of period	$15.08	$14.95	$15.67	$14.55	$14.64
Total return (%)[3]	3.82	(3.04)	8.41	2.65	2.95
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$1	$1	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	1.04	0.99	0.95	0.96	0.87
Expenses including reductions[4]	0.85	0.81	0.74	0.75	0.74
Net investment income[2]	1.67	1.45	0.38	0.54	1.67
Portfolio turnover (%)	30	13	25	37	39

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	19

CLASS R4 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$15.01	$15.73	$14.60	$14.69	$14.54
Net investment income[1,2]	0.41	0.21	0.10	0.07	0.27
Net realized and unrealized gain (loss) on investments	0.18	(0.64)	1.16	0.35	0.18
Total from investment operations	0.59	(0.43)	1.26	0.42	0.45
Less distributions
From net investment income	(0.36)	(0.27)	(0.05)	(0.29)	(0.20)
From net realized gain	(0.10)	(0.02)	(0.08)	(0.22)	(0.10)
Total distributions	(0.46)	(0.29)	(0.13)	(0.51)	(0.30)
Net asset value, end of period	$15.14	$15.01	$15.73	$14.60	$14.69
Total return (%)[3]	4.06	(2.78)	8.70	2.91	3.22
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$—[4]	$—[4]	$—[4]	$—[4]
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	0.89	0.84	0.83	0.81	0.73
Expenses including reductions[5]	0.60	0.56	0.51	0.50	0.50
Net investment income[2]	2.75	1.41	0.68	0.45	1.76
Portfolio turnover (%)	30	13	25	37	39

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
[5]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
20	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$15.02	$15.74	$14.60	$14.69	$14.54
Net investment income[1,2]	0.45	0.27	0.13	0.14	0.32
Net realized and unrealized gain (loss) on investments	0.17	(0.66)	1.18	0.32	0.16
Total from investment operations	0.62	(0.39)	1.31	0.46	0.48
Less distributions
From net investment income	(0.40)	(0.31)	(0.09)	(0.33)	(0.23)
From net realized gain	(0.10)	(0.02)	(0.08)	(0.22)	(0.10)
Total distributions	(0.50)	(0.33)	(0.17)	(0.55)	(0.33)
Net asset value, end of period	$15.14	$15.02	$15.74	$14.60	$14.69
Total return (%)[3]	4.25	(2.55)	9.02	3.15	3.49
Ratios and supplemental data
Net assets, end of period (in millions)	$28	$27	$21	$22	$26
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	0.54	0.49	0.48	0.46	0.37
Expenses including reductions[4]	0.35	0.31	0.26	0.25	0.24
Net investment income[2]	2.99	1.74	0.88	1.01	2.23
Portfolio turnover (%)	30	13	25	37	39

[1]	Based on average daily shares outstanding.
[2]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	21

Notes to financial statements
Note 1—Organization
John Hancock Alternative Asset Allocation Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital. The fund operates as a “fund of funds", investing in affiliated underlying funds of the Trust, other series of the Trust, other funds in John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in underlying affiliated funds and other open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. ETFs held by the fund are valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
22	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of August 31, 2023, all investments are categorized as Level 1 under the hierarchy described above.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation
ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	23

from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2023, the fund loaned securities valued at $9,955,352 and received $10,158,405 of cash collateral.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $5,441.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, the fund has a short-term capital loss carryforward of $11,026,909 and a long-term capital loss carryforward of $17,428,807 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
24	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT

	August 31, 2023	August 31, 2022
Ordinary income	$23,962,427	$9,512,583
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $2,593,220 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund pays the Advisor a management fee for its services to the fund. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets).
Management fees are determined in accordance with the following schedule:
	First $5.0 billion of average net assets	Excess over $5.0 billion of average net assets
Assets in a fund of the Trust or JHF III	0.100%	0.075%
Other assets	0.550%	0.525%
The Advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.04% of the average net assets of the fund. “Other expenses” means all of the expenses of the fund, excluding: advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class specific expenses, underlying fund expenses (acquired
ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	25

fund fees), and short dividend expense. The current expense limitation agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee by 0.05% of the fund’s average daily net assets up to $5 billion, and by 0.025% of the fund’s average daily net assets over $5 billion. The current expense limitation agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to waive its management fee for the fund so that the aggregate advisory fee retained by the Advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.55% of the fund’s first $5 billion of average daily net assets and 0.525% of the fund’s average daily net assets in excess of $5 billion. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$131,672
Class C	16,237
Class I	1,175,201
Class R2	3,221
Class	Expense reduction
Class R4	$227
Class R6	52,349
Total	$1,378,907

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.26% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $119 for Class R4 shares for the year ended August 31, 2023.
26	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $70,022 for the year ended August 31, 2023. Of this amount, $11,491 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $58,531 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $3 and $261 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$208,594	$80,055
Class C	85,942	9,874
Class I	—	710,042
Class R2	8,176	106
Class R4	419	9
Class R6	—	2,082
Total	$303,131	$802,168
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	27

Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	620,355	$9,191,860	1,244,419	$18,972,407
Distributions reinvested	146,858	2,122,095	72,236	1,116,043
Repurchased	(1,670,002)	(24,775,499)	(763,300)	(11,698,023)
Net increase (decrease)	(902,789)	$(13,461,544)	553,355	$8,390,427
Class C shares
Sold	51,285	$759,484	295,681	$4,503,368
Distributions reinvested	13,666	198,423	9,254	143,625
Repurchased	(306,151)	(4,542,124)	(686,749)	(10,496,959)
Net decrease	(241,200)	$(3,584,217)	(381,814)	$(5,849,966)
Class I shares
Sold	25,705,834	$382,033,630	18,592,993	$283,634,391
Distributions reinvested	1,377,863	19,910,119	487,798	7,536,474
Repurchased	(18,720,646)	(278,008,520)	(7,602,455)	(116,191,625)
Net increase	8,363,051	$123,935,229	11,478,336	$174,979,240
Class R2 shares
Sold	147,595	$2,195,602	13,996	$213,182
Distributions reinvested	1,667	24,067	882	13,616
Repurchased	(17,606)	(261,935)	(8,996)	(137,741)
Net increase	131,656	$1,957,734	5,882	$89,057
Class R4 shares
Sold	994	$14,766	5,136	$78,964
Distributions reinvested	257	3,724	88	1,361
Repurchased	(1,476)	(22,027)	(453)	(6,966)
Net increase (decrease)	(225)	$(3,537)	4,771	$73,359
Class R6 shares
Sold	712,045	$10,574,599	1,007,464	$15,367,183
Distributions reinvested	63,992	924,684	28,746	444,124
Repurchased	(766,984)	(11,404,446)	(567,668)	(8,655,241)
Net increase	9,053	$94,837	468,542	$7,156,066
Total net increase	7,359,546	$108,938,502	12,129,072	$184,838,183
Affiliates of the fund owned 2% of shares of Class R6 on August 31, 2023.
28	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT

Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $300,476,231 and $209,121,873, respectively, for the year ended August 31, 2023.
Note 7—Investment in affiliated underlying funds
The fund invests primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund’s investment may represent a significant portion of each affiliated underlying funds’ net assets. At August 31, 2023, the fund held 5% or more of the net assets of the affiliated underlying funds shown below:
Fund	Underlying fund’s net assets
John Hancock Funds II Multi-Asset Absolute Return Fund	20.6%
John Hancock Investment Trust Seaport Long/Short Fund	11.8%
John Hancock Investment Trust Infrastructure Fund	5.4%
Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Absolute Return Currency	—	$48,348,931	—	$(49,137,942)	$292,463	$496,548	—	—	—
Diversified Macro	6,403,615	50,223,383	$32,724,274	(16,905,379)	(828,812)	(4,187,016)	$5,945,325	—	$61,026,450
Infrastructure	2,873,394	30,221,348	15,699,130	(9,121,969)	(510,167)	(600,789)	810,862	—	35,687,553
John Hancock Collateral Trust*	3,761,702	15,756,778	219,692,727	(197,856,652)	(4,560)	15,937	1,143,688	—	37,604,230
Multi-Asset Absolute Return	9,867,461	83,590,963	27,234,563	(13,761,347)	(588,079)	2,593,207	3,272,596	—	99,069,307
Seaport Long/Short	7,394,104	71,052,319	23,814,855	(12,400,420)	(1,239,225)	3,139,196	2,596,800	—	84,366,725
Strategic Income Opportunities	5,898,687	48,139,779	17,269,613	(7,660,891)	(1,005,934)	533,683	2,133,280	—	57,276,250
					$(3,884,314)	$1,990,766	$15,902,551	—	$375,030,515

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Transactions in securities of affiliated issuers
Affiliated issuers, as defined by the 1940 Act, are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund’s transactions in the securities of these issuers during the year ended August 31, 2023, is set forth below:
ANNUAL REPORT | JOHN HANCOCK Alternative Asset Allocation Fund	29

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Credit Suisse Managed Futures Strategy Fund	4,546,777	$34,982,689	$28,368,428	$(10,469,670)	$1,278,452	$(11,783,937)	$1,742,687	$5,527,957	$42,375,962
Invesco DB Gold Fund	—	16,837,070	9,994,522	(28,520,657)	1,864,556	(175,491)	172,829	—	—
Invesco DB Precious Metals Fund	453,347	—	25,116,734	(3,886,154)	90,053	1,483,174	—	—	22,803,807
IQ Merger Arbitrage ETF*	949,632	25,224,517	9,283,544	(4,391,982)	(240,106)	(38,536)	—	—	29,837,437
The Arbitrage Fund, Class I*	5,281,135	52,083,600	27,992,317	(10,946,385)	(511,346)	36,570	679,438	1,789,815	68,654,756
					$2,481,609	$(10,478,220)	$2,594,954	$7,317,772	$163,671,962

*	The security was not an affiliate at the beginning of the year.
30	JOHN HANCOCK Alternative Asset Allocation Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Alternative Asset Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Alternative Asset Allocation Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	31

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Alternative Asset Allocation Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	33

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
34	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the one-, three-, five- and ten-year periods ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and its peer group median for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.  The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risk undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	35

affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for the fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with the fund’s investments in the underlying portfolios, and that the Advisor made a finding that the fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fees for the fund are paid by the Advisor;
(k)	with respect to the fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the affiliated underlying funds in which the funds may invest;
(l)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
36	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that with respect to the John Hancock underlying funds in which the fund invests, the Advisor has contractually agreed to waive a portion of its management fee such funds and for each of the other John Hancock funds in the complex (except as discussed below) with respect to the John Hancock underlying funds in which the fund invests (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The funds that are not participating portfolios are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust. The funds of funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the participating portfolios, which are subject to reimbursement;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fees for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s respective Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	37

reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under each Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes.  The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.
In addition, the Trustees reviewed the subadvisory fees to be paid to the Subadvisor for the fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with the fund’s investments in the underlying portfolios, and that the Advisor made a finding that the fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
38	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	39

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Alternative Asset Allocation Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
40	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	41

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
42	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	43

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
44	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND	45

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Nathan W. Thooft, CFA
Christopher Walsh, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
46	JOHN HANCOCK ALTERNATIVE ASSET ALLOCATION FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Alternative Asset Allocation Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099531	345A 8/23
10/2023

Annual report
John Hancock
Blue Chip Growth Fund
U.S. equity
August 31, 2023

A message to shareholders
Dear shareholder,
After trading lower in the early part of the 12 months ended August 31, 2023, stocks rallied from mid-October onward to post impressive returns for the period. Although the U.S. Federal Reserve continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within the next year. Economic growth remained in positive territory even as interest rates rose. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability and turmoil in the U.S. and European banking sectors in March.
A large portion of the gains came from a narrow group of U.S. mega-cap, technology-related companies. On the other hand, the value style, defensive sectors, and smaller companies posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Blue Chip Growth Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
17	Financial highlights
21	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Evaluation of advisory and subadvisory agreements by the Board of Trustees
39	Statement regarding liquidity risk management
41	Trustees and Officers
45	More information
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital. Current income is a secondary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares and have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. equities delivered a robust, double-digit gain in the annual period
Better-than-expected economic conditions and hopes for a tapering of the U.S. Federal Reserve’s long series of interest-rate increases helped fuel investors’ appetite for risk.
The fund outperformed its benchmark, the S&P 500 Index
An overweight position in the information technology sector, together with stock selection in the category, was the primary factor in the fund’s strong showing.
Security selection in healthcare also contributed to performance
On the other hand, positioning and stock selection in the consumer discretionary sector detracted.
SECTOR COMPOSITION AS OF 8/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	3

Management’s discussion of fund performance
Can you describe the market environment during the 12 months ended August 31, 2023?
U.S. equities performed very well, as many of the concerns that had weighed on market performance throughout 2022 gradually dissipated. The U.S. Federal Reserve (Fed), while continuing to raise interest rates, began to slow its pace of rate hikes in response to cooling inflation. Investors were also cheered by the fact that economic growth and corporate earnings—while slowing somewhat in absolute terms—proved much more resilient than the markets had feared in late 2022.
Growth stocks underperformed significantly in 2022 as rising interest rates reduced the value of future cash flows when discounted to current dollars. In early 2023, however, hopes for more favorable Fed policy sparked a rotation into the types of growth stocks that had lagged previously. Mega-cap technology stocks, particularly those expected to capitalize on the adoption of artificial intelligence (AI), were key drivers of the rally in the growth category.
What aspects of the fund’s positioning helped and hurt relative performance?
Positioning in the information technology sector was a key driver of outperformance. The fund benefited from having an overweight allocation to
TOP 10 HOLDINGS AS OF 8/31/2023 (% of net assets)
Microsoft Corp.	13.2
Apple, Inc.	10.6
Amazon.com, Inc.	8.0
Alphabet, Inc., Class C	6.9
NVIDIA Corp.	6.8
Meta Platforms, Inc., Class A	4.9
Visa, Inc., Class A	3.3
UnitedHealth Group, Inc.	3.2
Eli Lilly & Company	3.0
Tesla, Inc.	2.8
TOTAL	62.7
Cash and cash equivalents are not included.
4	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

technology, the top-performing sector in the market, as well as from positive stock selection in the category. A sizable overweight in NVIDIA Corp. was a substantial contributor. The semiconductor stock soared on expectations that it will be the largest long-term beneficiary of AI, and it finished as one of the best-performing large-cap stocks in the market during the annual period. Overweights in Microsoft Corp., ServiceNow, Inc., an out-of-benchmark position in Shopify, Inc., and Apple, Inc. also made robust contributions in technology.
Healthcare was also an area of meaningful strength for the fund. A position in Eli Lilly & Company, which strongly outpaced both its sector peers and the market as a whole, was a significant contributor behind mounting optimism surrounding the prospects for its Alzheimer’s and obesity drugs. Intuitive Surgical, Inc., a producer of robotic surgery systems, was another notable outperformer due to its better-than-expected earnings and improved forward guidance. Our stock selection process also contributed to outperformance in financials, led by positions in Mastercard, Inc. and Visa, Inc. Underweight allocations to the market’s slower-growing, more defensive sectors—consumer staples, utilities, and real estate—helped results.
On the other side of the ledger, the fund underperformed in the consumer discretionary sector due to two aspects of our positioning. First, the fund was hurt by an overweight in Amazon.com, Inc. which saw weaker-than-expected results in its cloud computing business. Second, an overweight in Tesla, Inc. detracted due to concerns about its aggressive cost-cutting strategy and potential to be adversely affected by slowing economic growth in China. Outside of consumer discretionary, UnitedHealth Group, Inc., Dollar General Corp., and an out-of-benchmark position in BILL Holdings, Inc., were among the largest detractors.
MANAGED BY

Paul Greene II
The views expressed in this report are exclusively those of Paul Greene II, T. Rowe Price Associates, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	15.07	6.99	12.63	40.16	228.57
Class C1	19.26	7.31	12.51	42.29	225.10
Class 1[2]	21.56	8.47	13.52	50.13	255.34
Class NAV[2]	21.63	8.52	13.57	50.48	257.05
Index 1†	15.94	11.12	12.81	69.43	233.79
Index 2†	21.94	13.81	15.63	90.93	327.13
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class 1 and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class 1	Class NAV
Gross (%)	1.19	1.89	0.83	0.78
Net (%)	1.14	1.88	0.82	0.77
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index 1 is the S&P 500 Index; Index 2 is the Russell 1000 Growth Index.
See the following page for footnotes.
6	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Blue Chip Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-13	32,510	32,510	33,379	42,713
Class 1[2]	8-31-12	35,534	35,534	33,379	42,713
Class NAV[2]	8-31-13	35,705	35,705	33,379	42,713
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
The Russell 1000 Growth Index tracks the performance of publicly traded large-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A and Class C shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,284.70	$6.56	1.14%
	Hypothetical example	1,000.00	1,019.50	5.80	1.14%
Class C	Actual expenses/actual returns	1,000.00	1,279.90	10.69	1.86%
	Hypothetical example	1,000.00	1,015.80	9.45	1.86%
Class 1	Actual expenses/actual returns	1,000.00	1,287.20	4.55	0.79%
	Hypothetical example	1,000.00	1,021.20	4.02	0.79%
Class NAV	Actual expenses/actual returns	1,000.00	1,287.20	4.27	0.74%
	Hypothetical example	1,000.00	1,021.50	3.77	0.74%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	9

Fund’s investments
AS OF 8-31-23
	Shares	Value
Common stocks 99.4%		$3,555,839,356
(Cost $1,314,000,678)
Communication services 15.8%		566,092,188
Entertainment 1.6%
Netflix, Inc. (A)	119,017	51,615,293
Sea, Ltd., ADR (A)	173,238	6,518,946
Interactive media and services 13.3%
Alphabet, Inc., Class A (A)	377,428	51,394,371
Alphabet, Inc., Class C (A)	1,794,304	246,447,654
Meta Platforms, Inc., Class A (A)	596,612	176,531,525
Wireless telecommunication services 0.9%
T-Mobile US, Inc. (A)	246,491	33,584,399
Consumer discretionary 15.0%		536,563,312
Automobiles 2.8%
Tesla, Inc. (A)	392,353	101,258,462
Broadline retail 8.0%
Amazon.com, Inc. (A)	2,069,072	285,552,627
Hotels, restaurants and leisure 2.1%
Booking Holdings, Inc. (A)	10,346	32,124,640
Chipotle Mexican Grill, Inc. (A)	16,944	32,644,988
DoorDash, Inc., Class A (A)	101,579	8,545,841
Specialty retail 1.3%
Carvana Company (A)(B)	164,800	8,297,680
Ross Stores, Inc.	180,369	21,970,748
The TJX Companies, Inc.	189,978	17,569,165
Textiles, apparel and luxury goods 0.8%
Lululemon Athletica, Inc. (A)	44,436	16,941,669
NIKE, Inc., Class B	114,615	11,657,492
Consumer staples 0.5%		17,758,055
Consumer staples distribution and retail 0.5%
Dollar General Corp.	128,217	17,758,055
Energy 0.3%		9,239,032
Energy equipment and services 0.3%
Schlumberger, Ltd.	156,700	9,239,032
Financials 9.9%		355,109,702
Capital markets 1.7%
Morgan Stanley	195,017	16,605,698
MSCI, Inc.	8,227	4,472,362
S&P Global, Inc.	47,610	18,608,845
10	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
The Charles Schwab Corp.	192,463	$11,384,186
The Goldman Sachs Group, Inc.	27,347	8,961,885
Financial services 6.6%
Adyen NV (A)(C)	7,013	5,856,005
Affirm Holdings, Inc. (A)(B)	97,987	2,039,109
Block, Inc. (A)	76,889	4,432,651
Fiserv, Inc. (A)	60,910	7,393,865
Mastercard, Inc., Class A	236,270	97,494,453
Visa, Inc., Class A	480,642	118,084,127
Insurance 1.6%
Chubb, Ltd.	176,418	35,437,084
Marsh & McLennan Companies, Inc.	124,824	24,339,432
Health care 12.8%		458,867,774
Health care equipment and supplies 2.4%
Align Technology, Inc. (A)	13,184	4,879,926
Intuitive Surgical, Inc. (A)	175,328	54,821,559
Stryker Corp.	73,014	20,703,120
Teleflex, Inc.	22,034	4,687,513
Health care providers and services 4.2%
Elevance Health, Inc.	30,265	13,377,433
Humana, Inc.	50,811	23,455,882
UnitedHealth Group, Inc.	237,125	113,009,033
Health care technology 0.2%
Veeva Systems, Inc., Class A (A)	41,643	8,690,894
Life sciences tools and services 2.1%
Danaher Corp.	103,680	27,475,200
Thermo Fisher Scientific, Inc.	85,844	47,823,692
Pharmaceuticals 3.9%
AstraZeneca PLC, ADR	137,198	9,304,768
Eli Lilly & Company	196,669	108,993,960
Zoetis, Inc.	113,615	21,644,794
Industrials 1.4%		49,094,355
Aerospace and defense 0.3%
TransDigm Group, Inc. (A)	9,691	8,759,210
Commercial services and supplies 0.2%
Cintas Corp.	12,306	6,204,316
Ground transportation 0.4%
Old Dominion Freight Line, Inc.	36,250	15,492,163
Industrial conglomerates 0.5%
General Electric Company	162,840	18,638,666
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	11

	Shares	Value
Information technology 42.5%		$1,519,034,507
Electronic equipment, instruments and components 0.2%
TE Connectivity, Ltd.	47,015	6,224,316
IT services 1.4%
MongoDB, Inc. (A)	54,281	20,697,345
Shopify, Inc., Class A (A)	339,401	22,566,772
Snowflake, Inc., Class A (A)	41,520	6,512,412
Semiconductors and semiconductor equipment 10.3%
Advanced Micro Devices, Inc. (A)	220,076	23,266,435
ASML Holding NV, NYRS	62,614	41,358,425
Lam Research Corp.	9,346	6,564,630
Marvell Technology, Inc.	168,528	9,816,756
Monolithic Power Systems, Inc.	38,779	20,212,003
NVIDIA Corp.	493,229	243,433,173
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	122,020	11,417,411
Texas Instruments, Inc.	71,850	12,075,111
Software 20.0%
Atlassian Corp., Class A (A)	63,234	12,903,530
BILL Holdings, Inc. (A)	101,563	11,710,214
Confluent, Inc., Class A (A)	145,914	4,828,294
Crowdstrike Holdings, Inc., Class A (A)	35,903	5,853,266
Datadog, Inc., Class A (A)	65,449	6,314,520
Fortinet, Inc. (A)	52,134	3,138,988
Intuit, Inc.	88,356	47,872,164
Microsoft Corp.	1,439,664	471,864,273
Roper Technologies, Inc.	52,938	26,419,238
ServiceNow, Inc. (A)	136,736	80,514,259
Synopsys, Inc. (A)	93,424	42,871,339
Technology hardware, storage and peripherals 10.6%
Apple, Inc.	2,025,867	380,599,633
Materials 0.9%		33,758,175
Chemicals 0.9%
Linde PLC	45,430	17,583,227
The Sherwin-Williams Company	59,528	16,174,948
Utilities 0.3%		10,322,256
Electric utilities 0.3%
Constellation Energy Corp.	99,100	10,322,256

12	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 0.2%				$6,713,278
(Cost $8,660,000)
Consumer discretionary 0.2%				6,713,278
Specialty retail 0.2%
Carvana Company (C)	10.250	05-01-30	8,660,000	6,713,278

	Yield (%)	Shares	Value
Short-term investments 0.4%			$17,044,437
(Cost $17,044,006)
Short-term funds 0.4%			17,044,437
John Hancock Collateral Trust (D)	5.4789(E)	561,621	5,614,297
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.2681(E)	500,335	500,335
T. Rowe Price Government Reserve Fund	5.3678(E)	10,929,805	10,929,805

Total investments (Cost $1,339,704,684) 100.0%	$3,579,597,071
Other assets and liabilities, net (0.0%)	(1,527,267)
Total net assets 100.0%	$3,578,069,804

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-23.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 8-31-23.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $1,370,243,530. Net unrealized appreciation aggregated to $2,209,353,541, of which $2,276,053,270 related to gross unrealized appreciation and $66,699,729 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $1,334,090,818) including $5,498,617 of securities loaned	$3,573,982,774
Affiliated investments, at value (Cost $5,613,866)	5,614,297
Total investments, at value (Cost $1,339,704,684)	3,579,597,071
Dividends and interest receivable	2,094,066
Receivable for fund shares sold	1,401,362
Receivable for investments sold	7,486,233
Receivable for securities lending income	13,209
Receivable from affiliates	357
Other assets	193,054
Total assets	3,590,785,352
Liabilities
Due to custodian	25,520
Payable for investments purchased	2,231
Payable for fund shares repurchased	6,616,638
Payable upon return of securities loaned	5,613,705
Payable to affiliates
Accounting and legal services fees	179,692
Transfer agent fees	90,805
Trustees’ fees	246
Other liabilities and accrued expenses	186,711
Total liabilities	12,715,548
Net assets	$3,578,069,804
Net assets consist of
Paid-in capital	$1,257,754,504
Total distributable earnings (loss)	2,320,315,300
Net assets	$3,578,069,804

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($880,320,527 ÷ 20,088,144 shares)[1]	$43.82
Class C ($45,900,152 ÷ 1,144,512 shares)[1]	$40.10
Class 1 ($1,563,490,576 ÷ 34,372,201 shares)	$45.49
Class NAV ($1,088,358,549 ÷ 23,807,367 shares)	$45.72
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$46.13

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Dividends	$19,090,734
Interest	1,217,292
Securities lending	47,338
Less foreign taxes withheld	(116,645)
Total investment income	20,238,719
Expenses
Investment management fees	24,149,728
Distribution and service fees	3,431,534
Accounting and legal services fees	682,012
Transfer agent fees	919,088
Trustees’ fees	78,481
Custodian fees	294,761
State registration fees	63,032
Printing and postage	57,601
Professional fees	187,126
Other	124,643
Total expenses	29,988,006
Less expense reductions	(1,284,632)
Net expenses	28,703,374
Net investment loss	(8,464,655)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	98,290,484
Affiliated investments	1,456
98,291,940
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	543,049,991
Affiliated investments	970
543,050,961
Net realized and unrealized gain	641,342,901
Increase in net assets from operations	$632,878,246
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment loss	$(8,464,655)	$(21,011,966)
Net realized gain	98,291,940	319,097,745
Change in net unrealized appreciation (depreciation)	543,050,961	(1,964,104,075)
Increase (decrease) in net assets resulting from operations	632,878,246	(1,666,018,296)
Distributions to shareholders
From earnings
Class A	(36,078,845)	(170,511,454)
Class C	(2,553,228)	(14,757,655)
Class 1	(68,639,042)	(347,785,194)
Class NAV	(53,548,260)	(225,193,801)
Total distributions	(160,819,375)	(758,248,104)
From fund share transactions	(464,415,919)	392,096,995
Total increase (decrease)	7,642,952	(2,032,169,405)
Net assets
Beginning of year	3,570,426,852	5,602,596,257
End of year	$3,578,069,804	$3,570,426,852
16	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$38.26	$65.28	$55.94	$40.48	$42.40
Net investment loss[1]	(0.20)	(0.36)	(0.45)	(0.23)	(0.12)
Net realized and unrealized gain (loss) on investments	7.59	(17.44)	12.43	16.33	0.84
Total from investment operations	7.39	(17.80)	11.98	16.10	0.72
Less distributions
From net realized gain	(1.83)	(9.22)	(2.64)	(0.64)	(2.64)
Net asset value, end of period	$43.82	$38.26	$65.28	$55.94	$40.48
Total return (%)[2,3]	21.12	(31.17)	22.34	40.25	3.14
Ratios and supplemental data
Net assets, end of period (in millions)	$880	$782	$1,190	$943	$579
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.19	1.19	1.21	1.20
Expenses including reductions	1.14	1.14	1.14	1.14	1.14
Net investment loss	(0.53)	(0.73)	(0.79)	(0.52)	(0.30)
Portfolio turnover (%)	14	20	33	28	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	17

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$35.43	$61.56	$53.27	$38.86	$41.11
Net investment loss[1]	(0.42)	(0.67)	(0.81)	(0.53)	(0.39)
Net realized and unrealized gain (loss) on investments	6.92	(16.24)	11.74	15.58	0.78
Total from investment operations	6.50	(16.91)	10.93	15.05	0.39
Less distributions
From net realized gain	(1.83)	(9.22)	(2.64)	(0.64)	(2.64)
Net asset value, end of period	$40.10	$35.43	$61.56	$53.27	$38.86
Total return (%)[2,3]	20.26	(31.67)	21.46	39.22	2.40
Ratios and supplemental data
Net assets, end of period (in millions)	$46	$56	$103	$100	$74
Ratios (as a percentage of average net assets):
Expenses before reductions	1.89	1.89	1.89	1.91	1.90
Expenses including reductions	1.86	1.85	1.85	1.88	1.87
Net investment loss	(1.25)	(1.45)	(1.50)	(1.26)	(1.03)
Portfolio turnover (%)	14	20	33	28	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$39.50	$66.87	$57.05	$41.13	$42.89
Net investment income (loss)[1]	(0.07)	(0.20)	(0.25)	(0.08)	0.01
Net realized and unrealized gain (loss) on investments	7.89	(17.95)	12.71	16.64	0.87
Total from investment operations	7.82	(18.15)	12.46	16.56	0.88
Less distributions
From net realized gain	(1.83)	(9.22)	(2.64)	(0.64)	(2.64)
Net asset value, end of period	$45.49	$39.50	$66.87	$57.05	$41.13
Total return (%)[2]	21.56	(30.93)	22.76	40.74	3.50
Ratios and supplemental data
Net assets, end of period (in millions)	$1,563	$1,556	$2,621	$2,345	$1,804
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.83	0.82	0.84	0.84
Expenses including reductions	0.80	0.79	0.79	0.80	0.81
Net investment income (loss)	(0.18)	(0.39)	(0.43)	(0.18)	0.04
Portfolio turnover (%)	14	20	33	28	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	19

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$39.67	$67.08	$57.20	$41.22	$42.95
Net investment income (loss)[1]	(0.05)	(0.17)	(0.22)	(0.06)	0.04
Net realized and unrealized gain (loss) on investments	7.93	(18.02)	12.74	16.68	0.87
Total from investment operations	7.88	(18.19)	12.52	16.62	0.91
Less distributions
From net realized gain	(1.83)	(9.22)	(2.64)	(0.64)	(2.64)
Net asset value, end of period	$45.72	$39.67	$67.08	$57.20	$41.22
Total return (%)[2]	21.63	(30.91)	22.81	40.80	3.57
Ratios and supplemental data
Net assets, end of period (in millions)	$1,088	$1,177	$1,689	$1,732	$1,501
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.78	0.77	0.79	0.79
Expenses including reductions	0.75	0.74	0.74	0.75	0.76
Net investment income (loss)	(0.13)	(0.33)	(0.38)	(0.14)	0.09
Portfolio turnover (%)	14	20	33	28	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Blue Chip Growth Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide long-term growth of capital. Current income is a secondary objective.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	21

between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$566,092,188	$566,092,188	—	—
Consumer discretionary	536,563,312	536,563,312	—	—
Consumer staples	17,758,055	17,758,055	—	—
Energy	9,239,032	9,239,032	—	—
Financials	355,109,702	349,253,697	$5,856,005	—
Health care	458,867,774	458,867,774	—	—
Industrials	49,094,355	49,094,355	—	—
Information technology	1,519,034,507	1,519,034,507	—	—
Materials	33,758,175	33,758,175	—	—
Utilities	10,322,256	10,322,256	—	—
Corporate bonds	6,713,278	—	6,713,278	—
Short-term investments	17,044,437	17,044,437	—	—
Total investments in securities	$3,579,597,071	$3,567,027,788	$12,569,283	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
22	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2023, the fund loaned securities valued at $5,498,617 and received $5,613,705 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	23

have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $13,674.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
Qualified late year ordinary losses of $5,282,860 are treated as occurring on September 1, 2023, the first day of the fund’s next taxable year.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	—	$27,135,531
Long-term capital gains	$160,819,375	731,112,573
Total	$160,819,375	$758,248,104
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $116,244,619 of undistributed long-term capital gains.
24	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.780% of the first $500 million of the fund’s aggregate net assets; b) 0.775% of the next $500 million of the fund’s aggregate net assets; c) 0.740% of the next $2 billion of the fund’s aggregate net assets; and d) 0.725% of the fund’s aggregate net assets in excess of $3 billion. When aggregated net assets exceed $500 million on any day, the annual rate of Advisory fee is 0.775% on the first $500 million of aggregate net assets. When aggregated net assets exceed $1 billion on any day, the annual rate of advisory fee is 0.750% on the first $1 billion of aggregate net assets. When aggregated net assets exceed $2 billion on any day, the annual rate of advisory fee is 0.740% on the first $1 billion of aggregate net assets. Prior to April 1, 2023, the annual rates were a) 0.825% of the first $500 million of aggregate net assets; b) 0.800% of the next $500 million of aggregate net assets; c) 0.750% of the next $2 billion of aggregate net assets; and d) 0.725% of the excess over $3 billion of aggregate net assets. When aggregate net assets exceeded $1 billion on any day, the annual rate of advisory fee for that day was 0.750% on the first $1 billion of aggregate net assets. Aggregate net assets include the net assets of the fund, Blue Chip Growth Trust, a series of John Hancock Variable Insurance Trust, and Manulife North American Equity Fund Series – (I). The Advisor has a subadvisory agreement with T.Rowe Price Associates, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary,make payment to each of Class A and Class C shares in an amount equal to the amount by which the expenses of Class A and Class C shares, as applicable, exceed 1.14% and 1.89%, respectively, of the average net assets attributable, to the applicable class. For purposes of this agreement, “expenses of Class A and Class C shares” means all expenses of the applicable class (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, underlying fund expenses (acquired fund fees), litigation and indemnification expenses and other
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	25

extraordinary expenses not incurred in the ordinary course of business, and short dividend expense. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to waive a portion of its management fees for this fund. This voluntary waiver is the amount that the subadvisory fee is reduced by T.Rowe Price Associates, Inc. This voluntary expense waiver may be terminated at any time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$409,812
Class C	15,703
Class 1	494,955
Class	Expense reduction
Class NAV	$364,162
Total	$1,284,632

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.70% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $560,088 for the year ended August 31, 2023. Of this amount, $92,800 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $467,288 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $7,693 and $1,472 for Class A and Class C shares, respectively.
26	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$2,259,410	$866,840
Class C	455,241	52,248
Class 1	716,883	—
Total	$3,431,534	$919,088
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$11,856,000	5	3.884%	$(6,396)
Lender	$10,700,000	4	3.164%	$3,762
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,237,591	$120,658,837	3,431,020	$171,420,145
Distributions reinvested	1,132,680	36,053,211	3,218,519	170,195,268
Repurchased	(4,720,105)	(172,104,914)	(4,440,500)	(206,763,003)
Net increase (decrease)	(349,834)	$(15,392,866)	2,209,039	$134,852,410
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	27

	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class C shares
Sold	78,202	$2,671,341	94,743	$4,355,179
Distributions reinvested	87,153	2,550,981	299,688	14,750,650
Repurchased	(603,486)	(20,118,319)	(478,853)	(20,919,343)
Net decrease	(438,131)	$(14,895,997)	(84,422)	$(1,813,514)
Class 1 shares
Sold	727,466	$29,434,864	373,938	$20,141,445
Distributions reinvested	2,082,495	68,639,042	6,386,067	347,785,194
Repurchased	(7,827,265)	(300,757,956)	(6,558,164)	(329,839,555)
Net increase (decrease)	(5,017,304)	$(202,684,050)	201,841	$38,087,084
Class NAV shares
Sold	431,034	$16,911,292	2,761,489	$125,279,645
Distributions reinvested	1,617,284	53,548,260	4,118,394	225,193,801
Repurchased	(7,906,429)	(301,902,558)	(2,398,771)	(129,502,431)
Net increase (decrease)	(5,858,111)	$(231,443,006)	4,481,112	$220,971,015
Total net increase (decrease)	(11,663,380)	$(464,415,919)	6,807,570	$392,096,995
Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $480,552,617 and $1,117,979,983, respectively, for the year ended August 31, 2023.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2023, funds within the John Hancock group of funds complex held 30.4% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
JHF II Multimanager Lifestyle Growth Portfolio	10.7%
JHF II Multimanager Lifestyle Balanced Portfolio	6.6%
28	JOHN HANCOCK Blue Chip Growth Fund | ANNUAL REPORT

Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	561,621	$10,701,419	$158,686,873	$(163,776,421)	$1,456	$970	$47,338	—	$5,614,297

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Interfund trading
The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2023, the fund engaged in securities purchases amounting to $11,270,688.
ANNUAL REPORT | JOHN HANCOCK Blue Chip Growth Fund	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Blue Chip Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Blue Chip Growth Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $160,819,375 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Blue Chip Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund. In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not
32	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
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(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group.
The Board noted that the fund underperformed its benchmark index for the one- three-, five- and ten-year periods ended December 31, 2022. The Board also noted that the fund underperformed its peer group median for the one-, three-, five- and ten-year periods ended December 31, 2022. The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and relative to its peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor.  The Board considered the fund’s ranking with a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds.  In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.  The Board noted that net management fees for the fund are higher than the peer group median, and that net total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor  The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor.  In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below.  The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase.  The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex)
34	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

having similar investment mandates, if any.  The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds.  The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is
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based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
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Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes.  The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
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Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Blue Chip Growth Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, T. Rowe Price Associates, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
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•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

42	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	43

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
44	JOHN HANCOCK BLUE CHIP GROWTH FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
T. Rowe Price Associates, Inc.
Portfolio Manager
Paul Greene II
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK BLUE CHIP GROWTH FUND	45

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Blue Chip Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099543	457A 8/23
10/2023

Annual report
John Hancock
Equity Income Fund
U.S. equity
August 31, 2023

A message to shareholders
Dear shareholder,
After trading lower in the early part of the 12 months ended August 31, 2023, stocks rallied from mid-October onward to post impressive returns for the period. Although the U.S. Federal Reserve continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within the next year. Economic growth remained in positive territory even as interest rates rose. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability and turmoil in the U.S. and European banking sectors in March.
A large portion of the gains came from a narrow group of U.S. mega-cap, technology-related companies. On the other hand, the value style, defensive sectors, and smaller companies posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Equity Income Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
16	Financial statements
19	Financial highlights
23	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Evaluation of advisory and subadvisory agreements by the Board of Trustees
41	Statement regarding liquidity risk management
43	Trustees and Officers
47	More information
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide substantial dividend income and also long-term growth of capital.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The Russell 1000 Value Index tracks the performance of publicly traded large-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares and have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. equities produced healthy gains in the annual period
Better-than-expected economic conditions and hopes for a tapering of the U.S. Federal Reserve’s long series of interest-rate increases helped fuel investors’ appetite for risk.
The fund posted a positive return but underperformed its benchmark, the Russell 1000 Value Index
Stock selection detracted from results, with the weakest relative performance occurring in the materials, information technology, and consumer staples sectors.
Sector allocation also detracted
An overweight to the utilities sector was a key detractor; however, stock selection in the energy and consumer discretionary sectors contributed positively.
SECTOR COMPOSITION AS OF 8/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	3

Management’s discussion of fund performance
Can you describe the market environment during the 12 months ended August 31, 2023?
U.S. equities performed very well in the annual period, as many of the concerns that had weighed on market performance throughout 2022 gradually dissipated. The U.S. Federal Reserve (Fed), while continuing to raise interest rates, began to slow its pace of rate hikes in response to cooling inflation. Investors were also cheered by the fact that economic growth and corporate earnings—while slowing somewhat in absolute terms—proved much more resilient than the markets had feared in late 2022. During 2022, the backdrop of sharply rising interest rates contributed to outperformance for the value style and defensive stocks relative to the market as a whole. However, the beginning of 2023 brought a revival in investor risk appetites and a broad rotation into the growth style. This shift in the market’s overall tone proved to be a headwind for the fund and contributed to its underperformance over the period.
What aspects of the fund’s positioning helped and hurt relative performance?
Stock selection in the materials sector was a key detractor. A position in the fertilizer producer CF Industries Holdings, Inc. hurt results, as fertilizer prices fell sharply from the initial spike that followed the outbreak of war in Ukraine. International Paper Company and International Flavors & Fragrances, Inc., also
TOP 10 HOLDINGS AS OF 8/31/2023 (% of net assets)
TotalEnergies SE, ADR	3.0
The Southern Company	3.0
Wells Fargo & Company	2.8
Qualcomm, Inc.	2.4
General Electric Company	2.4
American International Group, Inc.	2.3
Elevance Health, Inc.	2.3
Becton, Dickinson and Company	2.2
Chubb, Ltd.	2.1
News Corp., Class A	1.8
TOTAL	24.3
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 8/31/2023 (% of net assets)
United States	87.2
France	3.8
Germany	2.7
Switzerland	2.1
Ireland	1.5
Canada	1.4
Other countries	1.3
TOTAL	100.0
4	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

weighed on our returns in the sector. We also lagged in information technology, primarily as a result of an overweight in Qualcomm, Inc. The world’s largest supplier of smartphone chips, Qualcomm trailed its sector peers due to concerns about slowing handset sales worldwide. However, a position in another semiconductor stock—Applied Materials, Inc.—was a sizable contributor.
Keeping in mind that sector allocations are a result of bottom-up stock selection and not a top-down view, an overweight in the utilities sector was a key detractor. Utilities, which tend to have above-average interest-rate sensitivity, suffered a double-digit loss and lagged the broader market by a wide margin. In addition, a position in Dominion Energy, Inc. posted a loss in excess of its sector peers.
On the positive side, General Electric Company was the top contributor in the fund as a whole. The stock benefited from the combination of better-than-expected earnings and improved forward guidance as the benefits of the company’s more streamlined structure began to bear fruit.
Stock selection in energy made a strong contribution due largely to an out-of-benchmark position in the French company TotalEnergies SE. The stock was boosted by its robust profit growth and improving fundamentals.  An overweight in Hess Corp., which beat first quarter earnings estimates and raised its forward guidance, was another key contributor. Positions in the consumer discretionary sector also outperformed. Las Vegas Sands Corp., which was helped by rebounding global travel trends and optimism surrounding China’s reopening from its COVID-19 lockdowns, was the top contributor. The TJX Companies, Inc., a leading off-price retailer, also added value as bargain-seeking consumers responded to rising inflation by shifting to discount stores.
MANAGED BY

John D. Linehan, CFA
The views expressed in this report are exclusively those of John D. Linehan, CFA, T. Rowe Price Associates, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-23	as of 8-31-23
Class A1	-0.87	5.24	7.43	29.07	104.82	1.72	1.69
Class C1	2.69	5.58	7.34	31.20	103.03	1.11	1.08
Class 1[2]	4.70	6.71	8.30	38.39	121.87	2.17	2.14
Class NAV[2]	4.77	6.76	8.35	38.67	122.91	2.22	2.19
Index 1††	8.59	7.11	9.15	40.98	139.93	—	—
Index 2††	15.94	11.12	12.81	69.43	233.79	—	—
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class1 and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class 1	Class NAV
Gross (%)	1.14	1.84	0.77	0.72
Net (%)	1.13	1.83	0.76	0.71
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.
See the following page for footnotes.
6	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Equity Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-13	20,303	20,303	23,993	33,379
Class 1[2]	7-31-13	22,187	22,187	23,993	33,379
Class NAV[2]	8-31-13	22,291	22,291	23,993	33,379
The Russell 1000 Value Index tracks the performance of publicly traded large-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A and Class C shares were first offered on 3-27-15. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,005.90	$5.71	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Class C	Actual expenses/actual returns	1,000.00	1,002.80	9.24	1.83%
	Hypothetical example	1,000.00	1,016.00	9.30	1.83%
Class 1	Actual expenses/actual returns	1,000.00	1,007.80	3.85	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Class NAV	Actual expenses/actual returns	1,000.00	1,007.60	3.59	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	9

Fund’s investments
AS OF 8-31-23
	Shares	Value
Common stocks 96.6%		$1,665,286,610
(Cost $1,205,088,450)
Communication services 4.6%		79,443,178
Diversified telecommunication services 0.8%
AT&T, Inc.	154,688	2,287,836
Verizon Communications, Inc.	318,199	11,130,601
Entertainment 1.1%
The Walt Disney Company (A)	227,708	19,054,605
Interactive media and services 0.2%
Meta Platforms, Inc., Class A (A)	11,465	3,392,379
Media 2.5%
Comcast Corp., Class A	169,807	7,940,175
News Corp., Class A	1,476,979	31,740,279
News Corp., Class B	159,999	3,519,978
Paramount Global, Class B (B)	25,005	377,325
Consumer discretionary 2.9%		50,850,122
Broadline retail 0.4%
Kohl’s Corp.	304,220	8,104,421
Hotels, restaurants and leisure 1.0%
Las Vegas Sands Corp.	305,958	16,784,856
Leisure products 0.7%
Mattel, Inc. (A)	525,728	11,650,132
Specialty retail 0.8%
Best Buy Company, Inc.	93,900	7,178,655
The TJX Companies, Inc.	77,120	7,132,058
Consumer staples 8.6%		147,443,337
Beverages 0.6%
Constellation Brands, Inc., Class A	37,000	9,640,720
Consumer staples distribution and retail 1.3%
Dollar General Corp.	13,000	1,800,500
Target Corp.	14,600	1,847,630
Walmart, Inc.	116,642	18,967,156
Food products 2.3%
Conagra Brands, Inc.	744,710	22,251,935
Mondelez International, Inc., Class A	33,826	2,410,441
Tyson Foods, Inc., Class A	288,151	15,349,804
Household products 1.7%
Colgate-Palmolive Company	125,600	9,227,832
Kimberly-Clark Corp.	146,962	18,933,114
10	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer staples (continued)
Personal care products 0.9%
Kenvue, Inc.	678,377	$15,636,590
Tobacco 1.8%
Philip Morris International, Inc.	326,646	31,377,615
Energy 8.9%		153,132,649
Energy equipment and services 0.0%
Baker Hughes Company	1,100	39,809
Oil, gas and consumable fuels 8.9%
Chevron Corp.	37,393	6,024,012
Enbridge, Inc.	133,800	4,693,704
EOG Resources, Inc.	134,727	17,328,587
EQT Corp.	95,800	4,140,476
Exxon Mobil Corp.	243,183	27,039,518
Hess Corp.	112,558	17,390,211
Suncor Energy, Inc. (B)	199,300	6,752,284
TC Energy Corp.	331,911	11,988,625
The Williams Companies, Inc.	161,200	5,566,236
TotalEnergies SE, ADR	829,267	52,169,187
Financials 21.3%		367,825,824
Banks 7.9%
Bank of America Corp.	281,334	8,065,846
Citigroup, Inc.	171,112	7,065,214
Fifth Third Bancorp	693,111	18,402,097
Huntington Bancshares, Inc.	1,448,701	16,066,094
JPMorgan Chase & Co.	114,581	16,766,638
The PNC Financial Services Group, Inc.	26,120	3,153,468
U.S. Bancorp	490,668	17,924,102
Wells Fargo & Company	1,176,085	48,560,550
Capital markets 2.4%
Franklin Resources, Inc.	59,634	1,594,613
Morgan Stanley	126,914	10,806,727
Raymond James Financial, Inc.	48,953	5,119,994
State Street Corp.	43,973	3,022,704
The Bank of New York Mellon Corp.	68,800	3,087,056
The Carlyle Group, Inc.	142,400	4,606,640
The Charles Schwab Corp.	151,319	8,950,519
The Goldman Sachs Group, Inc.	14,603	4,785,549
Financial services 3.1%
Apollo Global Management, Inc.	58,408	5,101,355
Equitable Holdings, Inc.	1,023,464	29,475,763
Fiserv, Inc. (A)	161,365	19,588,097
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	11

	Shares	Value
Financials (continued)
Insurance 7.9%
American International Group, Inc.	690,770	$40,423,860
Chubb, Ltd.	176,493	35,452,149
Loews Corp.	279,165	17,333,355
MetLife, Inc.	407,229	25,793,885
The Hartford Financial Services Group, Inc.	232,241	16,679,549
Health care 16.4%		282,165,399
Biotechnology 1.3%
AbbVie, Inc.	115,621	16,991,662
Biogen, Inc. (A)	19,577	5,234,107
Health care equipment and supplies 4.8%
Becton, Dickinson and Company	137,502	38,424,934
GE HealthCare Technologies, Inc.	128,134	9,027,040
Medtronic PLC	202,579	16,510,189
Zimmer Biomet Holdings, Inc.	161,046	19,183,800
Health care providers and services 4.9%
Cardinal Health, Inc.	40,638	3,548,917
Centene Corp. (A)	55,227	3,404,745
CVS Health Corp.	269,373	17,555,038
Elevance Health, Inc.	89,092	39,379,555
Humana, Inc.	4,100	1,892,683
The Cigna Group	64,630	17,854,684
Pharmaceuticals 5.4%
AstraZeneca PLC, ADR	154,700	10,491,754
Johnson & Johnson	150,602	24,349,331
Merck & Company, Inc.	148,760	16,211,865
Pfizer, Inc.	477,032	16,877,392
Sanofi, ADR	262,375	13,953,103
Viatris, Inc.	1,048,800	11,274,600
Industrials 11.8%		202,893,625
Aerospace and defense 3.0%
L3Harris Technologies, Inc.	154,339	27,486,233
The Boeing Company (A)	104,624	23,438,915
Air freight and logistics 1.3%
United Parcel Service, Inc., Class B	128,691	21,800,255
Commercial services and supplies 0.5%
Stericycle, Inc. (A)	202,379	8,947,176
Ground transportation 1.0%
Norfolk Southern Corp.	37,500	7,687,875
Union Pacific Corp.	40,600	8,955,142
12	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Industrial conglomerates 3.6%
3M Company	38,314	$4,086,954
General Electric Company	356,899	40,850,660
Siemens AG, ADR	232,963	17,504,840
Machinery 1.5%
Cummins, Inc.	21,500	4,945,860
Flowserve Corp.	36,906	1,460,370
Stanley Black & Decker, Inc.	212,511	20,056,788
Passenger airlines 0.9%
Southwest Airlines Company	495,967	15,672,557
Information technology 8.0%		137,248,927
Communications equipment 0.2%
Cisco Systems, Inc.	67,155	3,851,339
Electronic equipment, instruments and components 0.4%
TE Connectivity, Ltd.	51,835	6,862,436
IT services 0.6%
Accenture PLC, Class A	28,500	9,227,445
Semiconductors and semiconductor equipment 4.4%
Advanced Micro Devices, Inc. (A)	7,900	835,188
Applied Materials, Inc.	129,765	19,822,901
Qualcomm, Inc.	357,830	40,982,270
Texas Instruments, Inc.	88,004	14,789,952
Software 1.7%
Microsoft Corp.	87,001	28,515,448
Technology hardware, storage and peripherals 0.7%
Samsung Electronics Company, Ltd.	244,422	12,361,948
Materials 3.7%		63,651,133
Chemicals 2.4%
CF Industries Holdings, Inc.	411,215	31,692,340
DuPont de Nemours, Inc.	14,263	1,096,682
International Flavors & Fragrances, Inc.	72,407	5,101,073
RPM International, Inc.	33,780	3,369,217
Containers and packaging 1.3%
International Paper Company	641,232	22,391,821
Real estate 4.1%		71,121,750
Health care REITs 0.2%
Welltower, Inc.	40,080	3,321,830
Office REITs 0.0%
Vornado Realty Trust	26,846	644,841
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	13

	Shares	Value
Real estate (continued)
Residential REITs 1.5%
Equity Residential	396,858	$25,728,304
Specialized REITs 2.4%
Lamar Advertising Company, Class A	5,200	474,344
Rayonier, Inc.	439,276	13,134,352
Weyerhaeuser Company	849,407	27,818,079
Utilities 6.3%		109,510,666
Electric utilities 3.5%
NextEra Energy, Inc.	114,051	7,618,607
PG&E Corp. (A)	147,400	2,402,620
The Southern Company	753,339	51,023,650
Multi-utilities 2.8%
Ameren Corp.	91,734	7,271,754
Dominion Energy, Inc.	486,421	23,610,875
NiSource, Inc.	111,494	2,983,579

Sempra	207,912	14,599,581
Preferred securities 2.2%		$37,564,881
(Cost $37,975,011)
Consumer discretionary 1.7%		29,049,115
Automobiles 1.7%
Dr. Ing. h.c. F. Porsche AG (C)	117,645	12,975,043
Volkswagen AG, ADR	1,314,315	16,074,072
Utilities 0.5%		8,515,766
Electric utilities 0.2%
NextEra Energy, Inc., 6.926% (B)	72,955	3,085,997
Multi-utilities 0.3%
NiSource, Inc., 7.750%	54,708	5,429,769

	Yield (%)	Shares	Value
Short-term investments 1.2%			$20,437,346
(Cost $20,435,468)
Short-term funds 1.2%			20,437,346
John Hancock Collateral Trust (D)	5.4789(E)	950,211	9,498,875
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.2681(E)	10,883,379	10,883,379
T. Rowe Price Government Reserve Fund	5.3678(E)	55,092	55,092

Total investments (Cost $1,263,498,929) 100.0%	$1,723,288,837
Other assets and liabilities, net 0.0%	377,312
Total net assets 100.0%	$1,723,666,149

14	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-23.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 8-31-23.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $1,276,087,444. Net unrealized appreciation aggregated to $447,201,393, of which $487,086,895 related to gross unrealized appreciation and $39,885,502 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $1,254,001,932) including $9,310,114 of securities loaned	$1,713,789,962
Affiliated investments, at value (Cost $9,496,997)	9,498,875
Total investments, at value (Cost $1,263,498,929)	1,723,288,837
Foreign currency, at value (Cost $48)	47
Dividends and interest receivable	4,960,543
Receivable for fund shares sold	185,755
Receivable for investments sold	8,662,021
Receivable for securities lending income	52,113
Other assets	93,151
Total assets	1,737,242,467
Liabilities
Due to custodian	54,988
Payable for investments purchased	1,100,030
Payable for fund shares repurchased	2,707,529
Payable upon return of securities loaned	9,498,923
Payable to affiliates
Accounting and legal services fees	90,292
Transfer agent fees	14,497
Trustees’ fees	123
Other liabilities and accrued expenses	109,936
Total liabilities	13,576,318
Net assets	$1,723,666,149
Net assets consist of
Paid-in capital	$1,194,796,166
Total distributable earnings (loss)	528,869,983
Net assets	$1,723,666,149

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($140,380,276 ÷ 7,523,796 shares)[1]	$18.66
Class C ($1,788,206 ÷ 95,497 shares)[1]	$18.73
Class 1 ($174,041,548 ÷ 9,317,344 shares)	$18.68
Class NAV ($1,407,456,119 ÷ 75,488,662 shares)	$18.64
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$19.64

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Dividends	$51,920,173
Interest	808,097
Securities lending	115,266
Less foreign taxes withheld	(2,139,104)
Total investment income	50,704,432
Expenses
Investment management fees	12,150,529
Distribution and service fees	518,389
Accounting and legal services fees	363,892
Transfer agent fees	158,725
Trustees’ fees	43,483
Custodian fees	204,647
State registration fees	55,961
Printing and postage	23,725
Professional fees	130,488
Other	69,866
Total expenses	13,719,705
Less expense reductions	(532,446)
Net expenses	13,187,259
Net investment income	37,517,173
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	87,388,455
Affiliated investments	(2,443)
87,386,012
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(41,449,558)
Affiliated investments	1,919
(41,447,639)
Net realized and unrealized gain	45,938,373
Increase in net assets from operations	$83,455,546
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$37,517,173	$34,554,398
Net realized gain	87,386,012	175,404,966
Change in net unrealized appreciation (depreciation)	(41,447,639)	(225,272,189)
Increase (decrease) in net assets resulting from operations	83,455,546	(15,312,825)
Distributions to shareholders
From earnings
Class A	(13,519,984)	(8,043,969)
Class C	(228,043)	(182,321)
Class 1	(19,587,976)	(16,851,647)
Class NAV	(153,887,688)	(169,415,986)
Total distributions	(187,223,691)	(194,493,923)
From fund share transactions	30,082,430	(246,588,248)
Total decrease	(73,685,715)	(456,394,996)
Net assets
Beginning of year	1,797,351,864	2,253,746,860
End of year	$1,723,666,149	$1,797,351,864
18	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$19.93	$22.20	$16.28	$18.31	$20.97
Net investment income[1]	0.33	0.27	0.27	0.33	0.36
Net realized and unrealized gain (loss) on investments	0.46	(0.64)	6.06	(0.90)	(0.84)
Total from investment operations	0.79	(0.37)	6.33	(0.57)	(0.48)
Less distributions
From net investment income	(0.35)	(0.27)	(0.30)	(0.38)	(0.36)
From net realized gain	(1.71)	(1.63)	(0.11)	(1.08)	(1.82)
Total distributions	(2.06)	(1.90)	(0.41)	(1.46)	(2.18)
Net asset value, end of period	$18.66	$19.93	$22.20	$16.28	$18.31
Total return (%)[2,3]	4.35	(1.91)	39.49	(3.96)	(0.94)
Ratios and supplemental data
Net assets, end of period (in millions)	$140	$121	$90	$59	$51
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.14	1.14	1.17	1.16
Expenses including reductions	1.13	1.11	1.11	1.14	1.13
Net investment income	1.76	1.29	1.36	1.99	1.97
Portfolio turnover (%)	19	15	22	31	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	19

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$19.99	$22.25	$16.32	$18.34	$21.00
Net investment income[1]	0.20	0.12	0.14	0.22	0.24
Net realized and unrealized gain (loss) on investments	0.46	(0.63)	6.07	(0.90)	(0.86)
Total from investment operations	0.66	(0.51)	6.21	(0.68)	(0.62)
Less distributions
From net investment income	(0.21)	(0.12)	(0.17)	(0.26)	(0.22)
From net realized gain	(1.71)	(1.63)	(0.11)	(1.08)	(1.82)
Total distributions	(1.92)	(1.75)	(0.28)	(1.34)	(2.04)
Net asset value, end of period	$18.73	$19.99	$22.25	$16.32	$18.34
Total return (%)[2,3]	3.63	(2.56)	38.50	(4.60)	(1.66)
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$2	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86	1.84	1.84	1.87	1.86
Expenses including reductions	1.83	1.81	1.81	1.84	1.83
Net investment income	1.07	0.58	0.69	1.28	1.28
Portfolio turnover (%)	19	15	22	31	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$19.96	$22.22	$16.30	$18.33	$20.99
Net investment income[1]	0.40	0.35	0.34	0.40	0.43
Net realized and unrealized gain (loss) on investments	0.45	(0.63)	6.06	(0.91)	(0.85)
Total from investment operations	0.85	(0.28)	6.40	(0.51)	(0.42)
Less distributions
From net investment income	(0.42)	(0.35)	(0.37)	(0.44)	(0.42)
From net realized gain	(1.71)	(1.63)	(0.11)	(1.08)	(1.82)
Total distributions	(2.13)	(1.98)	(0.48)	(1.52)	(2.24)
Net asset value, end of period	$18.68	$19.96	$22.22	$16.30	$18.33
Total return (%)[2]	4.70	(1.48)	39.95	(3.58)	(0.57)
Ratios and supplemental data
Net assets, end of period (in millions)	$174	$186	$194	$160	$197
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.77	0.77	0.79	0.80
Expenses including reductions	0.76	0.74	0.74	0.76	0.77
Net investment income	2.12	1.65	1.74	2.35	2.32
Portfolio turnover (%)	19	15	22	31	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	21

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$19.92	$22.19	$16.28	$18.31	$20.97
Net investment income[1]	0.41	0.36	0.35	0.41	0.44
Net realized and unrealized gain (loss) on investments	0.45	(0.64)	6.05	(0.91)	(0.85)
Total from investment operations	0.86	(0.28)	6.40	(0.50)	(0.41)
Less distributions
From net investment income	(0.43)	(0.36)	(0.38)	(0.45)	(0.43)
From net realized gain	(1.71)	(1.63)	(0.11)	(1.08)	(1.82)
Total distributions	(2.14)	(1.99)	(0.49)	(1.53)	(2.25)
Net asset value, end of period	$18.64	$19.92	$22.19	$16.28	$18.31
Total return (%)[2]	4.77	(1.49)	40.01	(3.53)	(0.52)
Ratios and supplemental data
Net assets, end of period (in millions)	$1,407	$1,488	$1,968	$1,664	$1,495
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.72	0.72	0.74	0.75
Expenses including reductions	0.71	0.69	0.69	0.71	0.72
Net investment income	2.17	1.69	1.79	2.41	2.38
Portfolio turnover (%)	19	15	22	31	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Equity Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide substantial dividend income and also long-term growth of capital.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee,
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	23

following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$79,443,178	$79,443,178	—	—
Consumer discretionary	50,850,122	50,850,122	—	—
Consumer staples	147,443,337	147,443,337	—	—
Energy	153,132,649	153,132,649	—	—
Financials	367,825,824	367,825,824	—	—
Health care	282,165,399	282,165,399	—	—
Industrials	202,893,625	202,893,625	—	—
Information technology	137,248,927	124,886,979	$12,361,948	—
Materials	63,651,133	63,651,133	—	—
Real estate	71,121,750	71,121,750	—	—
Utilities	109,510,666	109,510,666	—	—
Preferred securities
Consumer discretionary	29,049,115	16,074,072	12,975,043	—
Utilities	8,515,766	8,515,766	—	—
Short-term investments	20,437,346	20,437,346	—	—
Total investments in securities	$1,723,288,837	$1,697,951,846	$25,336,991	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
24	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2023, the fund loaned securities valued at $9,310,114 and received $9,498,923 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	25

based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $8,599.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$43,446,570	$50,531,228
Long-term capital gains	143,777,121	143,962,695
Total	$187,223,691	$194,493,923
26	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $12,767,721 of undistributed ordinary income and $68,904,482 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the following:
Aggregate daily net assets ($)	Rate
First 100 million	0.800%
Between 100 million and 200 million	0.775%
Between 200 million and 500 million	0.750%
Between 500 million and 1 billion	0.725%
Between 1 billion and 1.5 billion	0.725%
Between 1.5 billion and 2 billion	0.700%
Between 2 billion and 3 billion	0.695%
Between 3 billion and 4 billion	0.690%
Between 4 billion and 5.5 billion	0.680%
Between 5.5 billion and 7.5 billion	0.675%
Excess over 7.5 billion	0.670%

When aggregate net assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of aggregate net assets.
When aggregate net assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of aggregate net assets and 0.725% on the amount above $500 million.
When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of aggregate net assets.
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	27

When aggregate net assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of aggregate net assets.
When aggregate net assets exceed $2 billion on any day, the annual rate of advisory fee for that day is 0.695% on the first $2 billion of aggregate net assets.
When aggregate net assets exceed $3 billion on any day, the annual rate of advisory fee for that day is 0.690% on the first $3 billion of aggregate net assets.
When aggregate net assets exceed $4 billion on any day, the annual rate of advisory fee for that day is 0.680% on the first $4 billion of aggregate net assets.
When aggregate net assets exceed $5.5 billion on any day, the annual rate of advisory fee for that day is 0.675% on the first $5.5 billion of aggregate net assets.
When aggregate net assets exceed $7.5 billion on any day, the annual rate of advisory fee for that day is 0.670% on the first $7.5 billion of aggregate net assets.
Aggregate net assets include the net assets of the fund, Equity Income Trust a series of John Hancock Variable Insurance Trust, and Manulife US Large Cap Value Equity Fund (Canada). The Advisor has a subadvisory agreement with T.Rowe Price Associates, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to Class A shares in an amount equal to the amount by which the expenses of the class exceed 1.14% of the class’s average net assets. Expenses exclude taxes, brokerage commissions, interest expense, acquired fund fees and expenses paid indirectly, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, and short dividend expense. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to waive a portion of its management fees for the fund. This voluntary waiver equals the amount by which the subadvisory fee paid to T. Rowe Price Associates, Inc. is reduced. This voluntary expense waiver may terminate at any time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$41,017
Class C	646
Class 1	54,687
Class	Expense reduction
Class NAV	$436,096
Total	$532,446

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.66% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory
28	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $165,954 for the year ended August 31, 2023. Of this amount, $28,428 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $137,526 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $7,242 and $1,461 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$406,531	$156,266
Class C	21,404	2,459
Class 1	90,454	—
Total	$518,389	$158,725
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	29

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$14,650,000	4	4.388%	$7,143
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,219,761	$42,066,941	2,477,487	$51,779,220
Distributions reinvested	744,662	13,512,078	388,574	8,027,170
Repurchased	(1,525,074)	(28,638,105)	(820,590)	(17,181,895)
Net increase	1,439,349	$26,940,914	2,045,471	$42,624,495
Class C shares
Sold	13,927	$271,874	35,301	$742,669
Distributions reinvested	12,499	228,043	8,786	182,321
Repurchased	(49,494)	(930,282)	(32,585)	(689,740)
Net increase (decrease)	(23,068)	$(430,365)	11,502	$235,250
Class 1 shares
Sold	534,859	$10,085,110	858,706	$18,252,736
Distributions reinvested	1,078,911	19,587,976	814,733	16,851,647
Repurchased	(1,625,603)	(30,466,423)	(1,052,541)	(22,417,033)
Net increase (decrease)	(11,833)	$(793,337)	620,898	$12,687,350
Class NAV shares
Sold	1,706,178	$31,406,939	1,214,956	$26,270,657
Distributions reinvested	8,494,634	153,887,688	8,198,722	169,415,986
Repurchased	(9,372,636)	(180,929,409)	(23,441,598)	(497,821,986)
Net increase (decrease)	828,176	$4,365,218	(14,027,920)	$(302,135,343)
Total net increase (decrease)	2,232,624	$30,082,430	(11,350,049)	$(246,588,248)
Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $331,602,498 and $451,814,939, respectively, for the year ended August 31, 2023.
30	JOHN HANCOCK Equity Income Fund | ANNUAL REPORT

Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2023, funds within the John Hancock group of funds complex held 81.6% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	29.7%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	17.7%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	13.1%
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	950,211	$6,253,562	$191,554,925	$(188,309,088)	$(2,443)	$1,919	$115,266	—	$9,498,875

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
ANNUAL REPORT | JOHN HANCOCK Equity Income Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Equity Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Equity Income Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
32	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $143,777,121 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	33

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with T. Rowe Price Associates, Inc. (the Subadvisor), for John Hancock Equity Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.  Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
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Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs,and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also concluded the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
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(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three- and five-year periods and underperformed for the ten-year period ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the one- and three- year periods and underperformed for the five- and ten-year periods ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for one-, three-, and five-year periods and relative to the peer group median for the one- and thee-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the benchmark index.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and that net total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is
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currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
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(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust’s Advisor and Subadvisor;
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
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orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available.The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
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(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Equity Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, T. Rowe Price Associates, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
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•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	45

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
46	JOHN HANCOCK EQUITY INCOME FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
T. Rowe Price Associates, Inc.
Portfolio Manager
John D. Linehan, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK EQUITY INCOME FUND	47

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099571	458A 8/23
10/2023

Annual report
John Hancock
Fundamental Global Franchise Fund
International equity
August 31, 2023

A message to shareholders
Dear shareholder,
Global equities shook off a number of concerns to register gains during the 12 months ended August 31, 2023. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely recede at some point within the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022.
A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, as the impact of the conflict in Ukraine did not hamper growth as much as initially feared. On the other hand, value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Global Franchise Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
12	Financial statements
15	Financial highlights
19	Notes to financial statements
26	Report of independent registered public accounting firm
27	Tax information
28	Evaluation of advisory and subadvisory agreements by the Board of Trustees
34	Statement regarding liquidity risk management
36	Trustees and Officers
40	More information
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks worldwide rallied
After weakening early in the period, equity markets staged a significant rebound as economic activity globally began to normalize.
The fund outperformed its benchmark
Stock picks in the consumer discretionary, financials, and consumer staples sectors pushed the fund well ahead of the MSCI World Index.
Security selection in the communication services sector detracted
Investment choices in the communication services and real estate sectors hindered relative performance.
SECTOR COMPOSITION AS OF 8/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	3

Management’s discussion of fund performance
Why did global equity markets rally during the 12 months ended August 31, 2023?
After bottoming in October 2022, stock markets rose as economies globally started to recover and inflation cooled. The U.S. stock market, which makes up roughly 75% of the fund’s benchmark MSCI World Index, was a notably strong performer, benefiting from healthy consumer spending and economic resilience despite higher interest rates. Economic activity in Europe and Asia also improved, but at a slower pace. The information technology and communication services sectors stood out. Conversely, the interest-rate sensitive real estate sector declined.
What helped the fund outpace the benchmark?
Security selection, particularly in the consumer discretionary, financials, and consumer staples sectors, drove outperformance. Among top individual contributors was Italy-based Ferrari NV. Strong demand for the company’s luxury autos and excitement around its pipeline of innovative new models fueled robust quarterly revenues and growth in its order book, which led to the stock’s steep gain. Another standout was diversified holding company EXOR NV, which appreciated after its decision to sell an insurance business and invest in a healthcare company.
TOP 10 HOLDINGS AS OF 8/31/2023 (% of net assets)
Amazon.com, Inc.	7.2
Anheuser-Busch InBev SA/NV	5.5
eBay, Inc.	5.4
Danone SA	5.2
EXOR NV	4.8
Heineken Holding NV	4.8
Comcast Corp., Class A	4.7
Walmart, Inc.	4.3
Liberty Media Corp-Liberty Formula One, Series A	4.0
Salesforce, Inc.	3.9
TOTAL	49.8
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 8/31/2023 (% of net assets)
United States	60.6
Netherlands	9.6
Italy	6.3
France	6.2
Belgium	5.5
United Kingdom	5.2
Spain	3.4
Taiwan	3.2
TOTAL	100.0
4	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

Which sectors and stocks hindered relative performance?
Investment choices in the real estate and communication services sectors hurt the fund’s result this period. Notable individual detractors included wireless tower company American Tower Corp., which saw its stock fall as investors worried about the impact of higher interest rates and the likelihood of reduced spending by global carriers. We eliminated the position from the portfolio before period end. Elsewhere, shares of biotechnology company Moderna, Inc. declined as revenue from its COVID-19 vaccines decelerated and investors overlooked the growth potential from its new product pipeline. Both positions were overweights. An out-of-benchmark holding in nutrition company The Hain Celestial Group, Inc. performed poorly as the company missed its revenue targets and the new CEO indicated a broad strategic turnaround would take time.
How is the fund positioned at period end?
The fund has sizable overweights in consumer discretionary, communication services, and consumer staples. During the period, we boosted exposure to the financials, information technology, and healthcare sectors and reduced exposure to consumer discretionary.
MANAGED BY

Jonathan T. White, CFA
Emory W. (Sandy) Sanders, Jr., CFA
The views expressed in this report are exclusively those of Jonathan T. White, CFA, and Emory W. (Sandy) Sanders, Jr., CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	12.29	4.87	8.07	26.86	117.29
Class I1	18.61	6.28	8.97	35.57	136.12
Class R6[1,2]	18.70	6.39	8.91	36.28	134.82
Class NAV[1]	18.72	6.40	9.09	36.36	138.78
Index†	15.60	8.33	9.28	49.17	142.79
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class R6	Class NAV
Gross (%)	1.31	1.01	0.90	0.89
Net (%)	1.30	1.00	0.89	0.88
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index 1 is the MSCI World Index.
See the following page for footnotes.
6	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Global Franchise Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI World Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1	8-31-13	23,612	23,612	24,279
Class R6[1,2]	8-31-13	23,482	23,482	24,279
Class NAV[1]	8-31-13	23,878	23,878	24,279
The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the portfolio’s prospectuses.
[2]	Class R6 shares were first offered on 2-13-17. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,099.80	$6.99	1.32%
	Hypothetical example	1,000.00	1,018.60	6.72	1.32%
Class I	Actual expenses/actual returns	1,000.00	1,101.50	5.46	1.03%
	Hypothetical example	1,000.00	1,020.00	5.24	1.03%
Class R6	Actual expenses/actual returns	1,000.00	1,102.20	4.82	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Class NAV	Actual expenses/actual returns	1,000.00	1,102.20	4.82	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	9

Fund’s investments
AS OF 8-31-23
	Shares	Value
Common stocks 98.3%		$277,986,863
(Cost $208,757,037)
Belgium 5.5%		15,499,741
Anheuser-Busch InBev SA/NV	273,065	15,499,741
France 6.2%		17,446,955
Danone SA	251,270	14,647,255
Sodexo SA	26,097	2,799,700
Italy 6.3%		17,752,107
Ferrari NV	30,972	9,841,043
Salvatore Ferragamo SpA	497,642	7,911,064
Netherlands 9.6%		27,294,438
EXOR NV	154,567	13,678,739
Heineken Holding NV	170,147	13,615,699
Spain 3.4%		9,632,401
Cellnex Telecom SA (A)(B)	251,857	9,632,401
Taiwan 3.2%		9,031,283
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	96,519	9,031,283
United Kingdom 5.2%		14,687,908
Associated British Foods PLC	260,117	6,552,314
GSK PLC	376,691	6,598,104
Haleon PLC	375,497	1,537,490
United States 58.9%		166,642,030
Alphabet, Inc., Class A (B)	21,529	2,931,604
Amazon.com, Inc. (B)	147,138	20,306,515
Analog Devices, Inc.	30,327	5,512,842
Atlanta Braves Holdings, Inc., Series C (B)	5,371	197,868
CarGurus, Inc. (B)	132,627	2,401,875
CDW Corp.	23,593	4,981,662
Cheniere Energy, Inc.	25,465	4,155,888
Comcast Corp., Class A	282,191	13,195,251
Crown Castle, Inc.	94,969	9,544,385
Danaher Corp.	16,814	4,455,710
eBay, Inc.	339,138	15,186,600
Group 1 Automotive, Inc.	15,574	4,118,077
KKR & Company, Inc.	69,055	4,337,345
Liberty Media Corp-Liberty Formula One, Series A (B)	185,464	11,248,392
Liberty Media Corp-Liberty Live, Series A (B)	7,937	264,381
Moderna, Inc. (B)	79,695	9,011,114
Nasdaq, Inc.	110,499	5,798,988
10	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Oracle Corp.	89,330	$10,754,439
Salesforce, Inc. (B)	50,185	11,113,970
The Hain Celestial Group, Inc. (B)	144,199	1,527,067
The Walt Disney Company (B)	80,231	6,713,730
Vail Resorts, Inc.	12,053	2,727,835
Walmart, Inc.	74,108	12,050,702
Warner Brothers Discovery, Inc. (B)	312,465	4,105,790

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.6%				$4,362,901
(Cost $4,362,901)
U.S. Government Agency 1.0%				2,764,000
Federal Home Loan Bank Discount Note	5.170	09-01-23	2,764,000	2,764,000

	Yield (%)	Shares	Value
Short-term funds 0.6%			1,598,901

JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	5.1800(C)	1,598,939	1,598,901

Total investments (Cost $213,119,938) 99.9%	$282,349,764
Other assets and liabilities, net 0.1%	409,515
Total net assets 100.0%	$282,759,279

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 8-31-23.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $214,564,357. Net unrealized appreciation aggregated to $67,785,407, of which $76,233,614 related to gross unrealized appreciation and $8,448,207 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $213,119,938)	$282,349,764
Cash	580
Foreign currency, at value (Cost $54)	54
Dividends and interest receivable	685,674
Receivable for fund shares sold	4,992
Other assets	40,257
Total assets	283,081,321
Liabilities
Payable for fund shares repurchased	250,414
Payable to affiliates
Accounting and legal services fees	14,843
Transfer agent fees	1,737
Trustees’ fees	20
Other liabilities and accrued expenses	55,028
Total liabilities	322,042
Net assets	$282,759,279
Net assets consist of
Paid-in capital	$198,166,121
Total distributable earnings (loss)	84,593,158
Net assets	$282,759,279

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($6,477,741 ÷ 581,980 shares)[1]	$11.13
Class I ($10,375,206 ÷ 919,231 shares)	$11.29
Class R6 ($10,931,110 ÷ 965,489 shares)	$11.32
Class NAV ($254,975,222 ÷ 22,517,229 shares)	$11.32
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.72

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
12	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Dividends	$4,688,491
Interest	48,502
Less foreign taxes withheld	(314,721)
Total investment income	4,422,272
Expenses
Investment management fees	2,456,224
Distribution and service fees	17,377
Accounting and legal services fees	63,893
Transfer agent fees	16,955
Trustees’ fees	8,175
Custodian fees	99,837
State registration fees	56,675
Printing and postage	17,276
Professional fees	79,451
Other	25,159
Total expenses	2,841,022
Less expense reductions	(22,086)
Net expenses	2,818,936
Net investment income	1,603,336
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	25,855,300
25,855,300
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	25,347,948
25,347,948
Net realized and unrealized gain	51,203,248
Increase in net assets from operations	$52,806,584
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	13

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$1,603,336	$920,777
Net realized gain	25,855,300	23,559,164
Change in net unrealized appreciation (depreciation)	25,347,948	(128,588,435)
Increase (decrease) in net assets resulting from operations	52,806,584	(104,108,494)
Distributions to shareholders
From earnings
Class A	(390,822)	(566,982)
Class I	(596,549)	(8,147,464)
Class R6	(878,755)	(1,071,842)
Class NAV	(24,518,214)	(33,523,141)
Total distributions	(26,384,340)	(43,309,429)
From fund share transactions	(74,300,154)	(41,842,590)
Total decrease	(47,877,910)	(189,260,513)
Net assets
Beginning of year	330,637,189	519,897,702
End of year	$282,759,279	$330,637,189
14	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.22	$14.34	$12.02	$11.91	$13.03
Net investment income (loss)[1]	0.02	(0.02)	(0.05)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.69	(2.86)	3.37	0.86	0.26
Total from investment operations	1.71	(2.88)	3.32	0.85	0.28
Less distributions
From net investment income	—	—	—	(0.05)	(0.02)
From net realized gain	(0.80)	(1.24)	(1.00)	(0.69)	(1.38)
Total distributions	(0.80)	(1.24)	(1.00)	(0.74)	(1.40)
Net asset value, end of period	$11.13	$10.22	$14.34	$12.02	$11.91
Total return (%)[2,3]	18.23	(21.96)	28.93	7.34	4.61
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$5	$7	$5	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.30	1.30	1.32	1.31
Expenses including reductions	1.32	1.29	1.29	1.31	1.30
Net investment income (loss)	0.15	(0.18)	(0.38)	(0.09)	0.20
Portfolio turnover (%)	31	30	34	49	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	15

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.35	$14.47	$12.08	$11.97	$13.10
Net investment income (loss)[1]	0.05	0.01	(0.01)	0.03	0.09
Net realized and unrealized gain (loss) on investments	1.72	(2.89)	3.40	0.86	0.22
Total from investment operations	1.77	(2.88)	3.39	0.89	0.31
Less distributions
From net investment income	(0.03)	—	—	(0.09)	(0.06)
From net realized gain	(0.80)	(1.24)	(1.00)	(0.69)	(1.38)
Total distributions	(0.83)	(1.24)	(1.00)	(0.78)	(1.44)
Net asset value, end of period	$11.29	$10.35	$14.47	$12.08	$11.97
Total return (%)[2]	18.61	(21.75)	29.39	7.60	4.90
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$8	$94	$75	$31
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.00	1.00	1.02	1.01
Expenses including reductions	1.02	0.99	0.99	1.01	1.01
Net investment income (loss)	0.46	0.09	(0.08)	0.27	0.77
Portfolio turnover (%)	31	30	34	49	26

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
16	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.38	$14.50	$12.10	$11.98	$13.11
Net investment income[1]	0.05	0.03	—[2]	0.04	0.08
Net realized and unrealized gain (loss) on investments	1.73	(2.91)	3.41	0.87	0.24
Total from investment operations	1.78	(2.88)	3.41	0.91	0.32
Less distributions
From net investment income	(0.04)	—[2]	(0.01)	(0.10)	(0.07)
From net realized gain	(0.80)	(1.24)	(1.00)	(0.69)	(1.38)
Total distributions	(0.84)	(1.24)	(1.01)	(0.79)	(1.45)
Net asset value, end of period	$11.32	$10.38	$14.50	$12.10	$11.98
Total return (%)[3]	18.70	(21.68)	29.48	7.80	5.02
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$11	$13	$11	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.89	0.89	0.90	0.90
Expenses including reductions	0.91	0.88	0.89	0.90	0.90
Net investment income	0.52	0.27	0.03	0.35	0.71
Portfolio turnover (%)	31	30	34	49	26

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	17

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.38	$14.50	$12.10	$11.98	$13.11
Net investment income[1]	0.06	0.03	0.01	0.04	0.07
Net realized and unrealized gain (loss) on investments	1.72	(2.91)	3.40	0.87	0.26
Total from investment operations	1.78	(2.88)	3.41	0.91	0.33
Less distributions
From net investment income	(0.04)	—[2]	(0.01)	(0.10)	(0.08)
From net realized gain	(0.80)	(1.24)	(1.00)	(0.69)	(1.38)
Total distributions	(0.84)	(1.24)	(1.01)	(0.79)	(1.46)
Net asset value, end of period	$11.32	$10.38	$14.50	$12.10	$11.98
Total return (%)[3]	18.72	(21.68)	29.49	7.81	5.04
Ratios and supplemental data
Net assets, end of period (in millions)	$255	$307	$406	$349	$444
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.88	0.88	0.89	0.89
Expenses including reductions	0.91	0.88	0.88	0.88	0.88
Net investment income	0.53	0.23	0.05	0.32	0.63
Portfolio turnover (%)	31	30	34	49	26

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
18	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Fundamental Global Franchise Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors.Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	19

between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Belgium	$15,499,741	—	$15,499,741	—
France	17,446,955	—	17,446,955	—
Italy	17,752,107	$9,841,043	7,911,064	—
Netherlands	27,294,438	—	27,294,438	—
Spain	9,632,401	—	9,632,401	—
Taiwan	9,031,283	9,031,283	—	—
United Kingdom	14,687,908	—	14,687,908	—
United States	166,642,030	166,642,030	—	—
Short-term investments	4,362,901	1,598,901	2,764,000	—
Total investments in securities	$282,349,764	$187,113,257	$95,236,507	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off
20	JOHN HANCOCK Fundamental Global Franchise Fund | ANNUAL REPORT

interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $3,993.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	21

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$1,205,011	$15,416,448
Long-term capital gains	25,179,329	27,892,981
Total	$26,384,340	$43,309,429
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $1,210,252 of undistributed ordinary income and $15,585,656 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $1 billion of the fund’s average daily net assets and (b) 0.780% of the fund’s average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
22	JOHN HANCOCK Fundamental Global Franchise Fund | ANNUAL REPORT

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$419
Class I	619
Class R6	776
Class	Expense reduction
Class NAV	$20,272
Total	$22,086

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.79% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,880 for the year ended August 31, 2023. Of this amount, $656 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $3,224 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition,
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	23

Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$17,377	$6,681
Class I	—	9,459
Class R6	—	815
Total	$17,377	$16,955
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$11,723,333	3	3.621%	$3,537
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	275,414	$2,916,249	76,871	$947,119
Distributions reinvested	41,799	390,822	43,347	566,982
Repurchased	(226,510)	(2,424,156)	(91,044)	(1,113,556)
Net increase	90,703	$882,915	29,174	$400,545
Class I shares
Sold	294,389	$3,207,247	1,317,234	$16,646,200
Distributions reinvested	63,059	596,539	616,765	8,147,464
Repurchased	(256,949)	(2,652,736)	(7,637,968)	(87,214,238)
Net increase (decrease)	100,499	$1,151,050	(5,703,969)	$(62,420,574)
24	JOHN HANCOCK Fundamental Global Franchise Fund | ANNUAL REPORT

	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	212,104	$2,204,612	331,133	$3,914,006
Distributions reinvested	92,696	878,755	80,955	1,071,842
Repurchased	(351,719)	(3,623,080)	(264,679)	(3,558,752)
Net increase (decrease)	(46,919)	$(539,713)	147,409	$1,427,096
Class NAV shares
Sold	747,207	$7,441,735	1,156,987	$14,592,199
Distributions reinvested	2,586,309	24,518,214	2,531,959	33,523,141
Repurchased	(10,355,097)	(107,754,355)	(2,174,154)	(29,364,997)
Net increase (decrease)	(7,021,581)	$(75,794,406)	1,514,792	$18,750,343
Total net decrease	(6,877,298)	$(74,300,154)	(4,012,594)	$(41,842,590)
Affiliates of the fund owned 71% and 100% of shares of Class R6 and Class NAV, respectively, on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $90,401,264 and $187,395,024, respectively, for the year ended August 31, 2023.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2023, funds within the John Hancock group of funds complex held 90.1% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	34.1%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	27.1%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	9.2%
John Hancock Funds II Multimanager 2025 Lifetime Portfolio	5.0%
ANNUAL REPORT | JOHN HANCOCK Fundamental Global Franchise Fund	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental Global Franchise Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Fundamental Global Franchise Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
26	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $25,179,329 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	27

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Fundamental Global Franchise Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
28	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	29

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance.  In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the ten-year period and underperformed for the one-, three- and five- year periods ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the factors that contributed to the fund’s performance relative to the benchmark index for the one-, three-, five- and ten-year periods and relative to its peer group median for the one-, three- and five-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.  The Board noted that net management fees and net total expenses are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as
30	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the SubAdvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	31

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
32	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes.  The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	33

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Fundamental Global Franchise Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
34	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	35

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
36	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	37

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
38	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND	39

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Emory W. (Sandy) Sanders, Jr., CFA
Jonathan T. White, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
40	JOHN HANCOCK FUNDAMENTAL GLOBAL FRANCHISE FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Fundamental Global Franchise Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099587	398A 8/23
10/2023

Annual report
John Hancock
Global Equity Fund
International equity
August 31, 2023

A message to shareholders
Dear shareholder,
Global equities shook off a number of concerns to register gains during the 12 months ended August 31, 2023. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely recede at some point within the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022.
A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, as the impact of the conflict in Ukraine did not hamper growth as much as initially feared. On the other hand, value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Equity Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
23	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Evaluation of advisory and subadvisory agreements by the Board of Trustees
39	Statement regarding liquidity risk management
41	Trustees and Officers
45	More information
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equity markets rallied
Declining global inflation and improving economic conditions in many regions of the world provided a tailwind for global equity market performance.
The fund posted a gain but trailed its benchmark
The fund delivered a positive return but underperformed its benchmark, the MSCI World Index.
Value emphasis detracted
The fund’s value orientation was a drag on performance relative to the benchmark as growth stocks outperformed during the period.
SECTOR COMPOSITION AS OF 8/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	3

Management’s discussion of fund performance
Can you describe the global market environment during the 12 months ended August 31, 2023?
Global stocks shrugged off a number of concerns to register strong gains. Although central banks in many countries continued to raise interest rates to rein in inflationary pressures, falling global inflation gave investors confidence that the monetary tightening cycle would likely slow sometime within the next year. In addition, robust economic growth fueled optimism that the global economy would experience a soft landing rather than a recession. Corporate earnings also came in better than the markets had been anticipating. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability, short-lived turmoil in the U.S. and European banking sectors, and an economic downturn in China.
A sizable portion of the positive performance in the broad global equity indexes came from a narrow group of large U.S. technology-related companies. European equities also performed well as the impact of the conflict in Ukraine did not hamper growth as much as initially feared. In contrast, value stocks, defensive sectors, smaller companies, and stocks in emerging markets posted gains but underperformed the broad-based indexes.
TOP 10 HOLDINGS AS OF 8/31/2023 (% of net assets)
Microsoft Corp.	5.7
Alphabet, Inc., Class A	4.1
Sumitomo Mitsui Financial Group, Inc.	3.9
Apple, Inc.	3.3
ING Groep NV	3.0
Philip Morris International, Inc.	3.0
ConocoPhillips	3.0
Capgemini SE	2.9
Sanofi	2.8
Cie de Saint-Gobain SA	2.8
TOTAL	34.5
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 8/31/2023 (% of net assets)
United States	56.2
France	16.3
Japan	9.7
Ireland	5.2
Netherlands	5.1
South Korea	2.5
Switzerland	2.1
United Kingdom	1.7
Spain	1.2
TOTAL	100.0
4	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

How did the fund perform?
The fund posted a gain but trailed the return of its benchmark. The fund’s value-oriented strategy was a detractor during the period as growth stocks outperformed value shares in a risk-on market environment. Some of the more significant detractors from performance included U.S. agricultural chemicals manufacturer FMC Corp. and Swiss packaging company Amcor PLC. FMC lowered earnings and revenue forecasts for 2023 due to declining demand in its end markets, while rising costs and supply chain disruptions weighed on Amcor’s stock.
On the positive side, the contributors included U.S. database software maker Oracle Corp. and Japanese financial services provider Sumitomo Mitsui Financial Group, Inc. Oracle rallied on the back of a strong market trend favoring companies poised to benefit from the growth of artificial intelligence. Rising interest rates in Japan boosted net interest income at Sumitomo Mitsui, providing a lift to earnings.
What changes did you make to the portfolio during the period?
We took advantage of periodic bouts of market volatility to revise the fund’s holdings. Significant new holdings included multinational corporation Cie de Saint-Gobain SA, health insurance provider Elevance Health, Inc., and home improvement retailer Lowe’s Companies, Inc. Noteworthy sales included health insurer UnitedHealth Group, Inc., consumer products company Johnson & Johnson, and food retailer Associated British Foods PLC.
Can you tell us about a change to the portfolio management team?
Effective March 31, 2023, Uday Chatterjee, CFA, left the portfolio management team.
MANAGED BY

Paul G. Boyne
Felicity Smith
Stephen Hermsdorf
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	8.53	6.14	7.06	34.72	97.89
Class C1	12.36	6.52	6.98	37.12	96.36
Class I2	14.57	7.56	7.92	43.99	114.39
Class R2[1,2]	13.96	7.14	7.57	41.19	107.44
Class R4[1,2]	14.45	7.51	7.84	43.65	112.62
Class R6[1,2]	14.60	7.66	7.97	44.64	115.35
Class NAV[2]	14.71	7.71	8.06	44.96	117.19
Index†	15.60	8.33	9.28	49.17	142.79
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.29	1.99	0.99	1.38	1.23	0.88	0.87
Net (%)	1.28	1.98	0.98	1.37	1.12	0.87	0.86
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI World Index.
See the following page for footnotes.
6	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI World Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-13	19,636	19,636	24,279
Class I2	8-31-13	21,439	21,439	24,279
Class R2[1,2]	8-31-13	20,744	20,744	24,279
Class R4[1,2]	8-31-13	21,262	21,262	24,279
Class R6[1,2]	8-31-13	21,535	21,535	24,279
Class NAV[2]	8-31-13	21,719	21,719	24,279
The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C, Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,093.00	$6.91	1.31%
	Hypothetical example	1,000.00	1,018.60	6.67	1.31%
Class C	Actual expenses/actual returns	1,000.00	1,089.60	10.59	2.01%
	Hypothetical example	1,000.00	1,015.10	10.21	2.01%
Class I	Actual expenses/actual returns	1,000.00	1,094.90	5.33	1.01%
	Hypothetical example	1,000.00	1,020.10	5.14	1.01%
Class R2	Actual expenses/actual returns	1,000.00	1,092.90	7.33	1.39%
	Hypothetical example	1,000.00	1,018.20	7.07	1.39%
Class R4	Actual expenses/actual returns	1,000.00	1,094.90	5.70	1.08%
	Hypothetical example	1,000.00	1,019.80	5.50	1.08%
Class R6	Actual expenses/actual returns	1,000.00	1,095.00	4.65	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Class NAV	Actual expenses/actual returns	1,000.00	1,096.00	4.70	0.89%
	Hypothetical example	1,000.00	1,020.70	4.53	0.89%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	9

Fund’s investments
AS OF 8-31-23
	Shares	Value
Common stocks 97.2%		$571,749,341
(Cost $458,612,846)
France 16.3%		96,089,500
Air Liquide SA	51,509	9,306,465
Capgemini SE	92,467	17,256,337
Carrefour SA	512,212	9,790,293
Cie de Saint-Gobain SA	250,223	16,277,571
Cie Generale des Etablissements Michelin SCA	159,994	5,005,575
Sanofi	156,239	16,640,100
Thales SA	60,333	8,798,337
TotalEnergies SE	207,477	13,014,822
Ireland 5.2%		30,581,483
Accenture PLC, Class A	45,862	14,848,740
CRH PLC	249,093	14,315,773
CRH PLC, ADR	24,613	1,416,970
Japan 9.7%		56,979,470
FANUC Corp.	348,320	9,906,694
Mitsubishi Estate Company, Ltd.	485,778	6,187,358
Sumitomo Mitsui Financial Group, Inc.	505,500	23,109,676
Sumitomo Mitsui Trust Holdings, Inc.	172,400	6,457,901
Tokyo Electric Power Company Holdings, Inc. (A)	2,583,400	11,317,841
Netherlands 5.1%		29,688,212
ING Groep NV	1,237,133	17,528,970
Koninklijke Ahold Delhaize NV	182,170	5,958,789
Stellantis NV	334,017	6,200,453
Spain 1.2%		7,208,539
Amadeus IT Group SA	105,060	7,208,539
Switzerland 2.1%		12,357,343
Chubb, Ltd.	32,030	6,433,866
Roche Holding AG	20,183	5,923,477
United Kingdom 1.7%		10,114,731
Amcor PLC	308,551	3,005,287
Amcor PLC, CHESS Depositary Interest	144,956	1,413,109
Reckitt Benckiser Group PLC	78,934	5,696,335
United States 55.9%		328,730,063
Abbott Laboratories	55,317	5,692,119
Alphabet, Inc., Class A (A)	177,990	24,236,898
Apple, Inc.	104,502	19,632,791
Arthur J. Gallagher & Company	41,494	9,563,537
10	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
AutoZone, Inc. (A)	5,798	$14,676,651
Bank of America Corp.	191,127	5,479,611
Cisco Systems, Inc.	240,905	13,815,902
ConocoPhillips	145,471	17,315,413
Corteva, Inc.	108,859	5,498,468
CSX Corp.	132,500	4,001,500
Darden Restaurants, Inc.	53,568	8,330,360
Electronic Arts, Inc.	66,560	7,985,869
Elevance Health, Inc.	29,494	13,036,643
FMC Corp.	113,095	9,752,182
Intercontinental Exchange, Inc.	84,245	9,940,068
Lowe’s Companies, Inc.	53,253	12,273,751
McKesson Corp.	17,763	7,324,040
Microsoft Corp.	101,735	33,344,664
Oracle Corp.	127,616	15,363,690
Otis Worldwide Corp.	110,712	9,471,412
Philip Morris International, Inc.	182,171	17,499,346
T-Mobile US, Inc. (A)	66,393	9,046,046
United Rentals, Inc.	10,176	4,849,271
Vertex Pharmaceuticals, Inc. (A)	34,411	11,986,728
Visa, Inc., Class A	43,977	10,804,269
Walmart, Inc.	56,701	9,220,150
Waste Management, Inc.	60,707	9,517,643

Wells Fargo & Company	219,691	9,071,041
Preferred securities 2.5%		$14,629,913
(Cost $14,397,491)
South Korea 2.5%		14,629,913
Samsung Electronics Company, Ltd.	358,401	14,629,913

	Yield (%)	Shares	Value
Short-term investments 0.2%			$1,127,388
(Cost $1,127,388)
Short-term funds 0.2%			1,127,388
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	5.1800(B)	1,127,494	1,127,388

Total investments (Cost $474,137,725) 99.9%	$587,506,642
Other assets and liabilities, net 0.1%	413,371
Total net assets 100.0%	$587,920,013

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	11

(B)	The rate shown is the annualized seven-day yield as of 8-31-23.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $482,424,431. Net unrealized appreciation aggregated to $105,082,211, of which $117,724,148 related to gross unrealized appreciation and $12,641,937 related to gross unrealized depreciation.
12	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $474,137,725)	$587,506,642
Foreign currency, at value (Cost $82,589)	82,589
Dividends and interest receivable	948,758
Receivable for fund shares sold	157,124
Other assets	59,171
Total assets	588,754,284
Liabilities
Payable for fund shares repurchased	715,119
Payable to affiliates
Accounting and legal services fees	30,679
Transfer agent fees	7,050
Distribution and service fees	12
Trustees’ fees	41
Other liabilities and accrued expenses	81,370
Total liabilities	834,271
Net assets	$587,920,013
Net assets consist of
Paid-in capital	$655,936,324
Total distributable earnings (loss)	(68,016,311)
Net assets	$587,920,013

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($52,411,574 ÷ 4,506,745 shares)[1]	$11.63
Class C ($1,851,108 ÷ 160,304 shares)[1]	$11.55
Class I ($15,099,864 ÷ 1,296,314 shares)	$11.65
Class R2 ($51,130 ÷ 4,387 shares)	$11.65
Class R4 ($61,621 ÷ 5,290 shares)	$11.65
Class R6 ($20,417,898 ÷ 1,753,993 shares)	$11.64
Class NAV ($498,026,818 ÷ 42,763,710 shares)	$11.65
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.24

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	13

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Dividends	$15,931,041
Interest	10,834
Less foreign taxes withheld	(1,176,847)
Total investment income	14,765,028
Expenses
Investment management fees	5,341,251
Distribution and service fees	168,096
Accounting and legal services fees	137,927
Transfer agent fees	87,700
Trustees’ fees	17,454
Custodian fees	194,866
State registration fees	98,026
Printing and postage	24,873
Professional fees	94,703
Other	41,745
Total expenses	6,206,641
Less expense reductions	(48,067)
Net expenses	6,158,574
Net investment income	8,606,454
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	10,141,894
10,141,894
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	72,310,952
72,310,952
Net realized and unrealized gain	82,452,846
Increase in net assets from operations	$91,059,300
14	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$8,606,454	$10,575,843
Net realized gain	10,141,894	65,381,805
Change in net unrealized appreciation (depreciation)	72,310,952	(188,428,245)
Increase (decrease) in net assets resulting from operations	91,059,300	(112,470,597)
Distributions to shareholders
From earnings
Class A	(3,088,124)	(10,344,847)
Class C	(118,644)	(460,316)
Class I	(1,498,277)	(3,721,142)
Class R2	(2,720)	(18,501)
Class R4	(3,759)	(13,586)
Class R6	(6,066,331)	(25,127,900)
Class NAV	(37,600,246)	(106,782,774)
Total distributions	(48,378,101)	(146,469,066)
From fund share transactions	(178,994,359)	55,702,636
Total decrease	(136,313,160)	(203,237,027)
Net assets
Beginning of year	724,233,173	927,470,200
End of year	$587,920,013	$724,233,173
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	15

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.89	$15.43	$12.36	$11.47	$11.92
Net investment income[1]	0.10	0.12	0.18	0.12	0.18
Net realized and unrealized gain (loss) on investments	1.35	(1.91)	3.15	1.02	0.08
Total from investment operations	1.45	(1.79)	3.33	1.14	0.26
Less distributions
From net investment income	(0.06)	(0.20)	(0.07)	(0.19)	(0.20)
From net realized gain	(0.65)	(2.55)	(0.19)	(0.06)	(0.51)
Total distributions	(0.71)	(2.75)	(0.26)	(0.25)	(0.71)
Net asset value, end of period	$11.63	$10.89	$15.43	$12.36	$11.47
Total return (%)[2,3]	14.22	(14.08)	27.30	9.99	3.23
Ratios and supplemental data
Net assets, end of period (in millions)	$52	$48	$58	$45	$42
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.29	1.28	1.31	1.30
Expenses including reductions	1.30	1.28	1.28	1.30	1.29
Net investment income	0.93	0.98	1.28	1.01	1.60
Portfolio turnover (%)	48	65	63[4]	74	18

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
16	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.84	$15.36	$12.32	$11.44	$11.87
Net investment income[1]	0.02	0.03	0.05	0.03	0.10
Net realized and unrealized gain (loss) on investments	1.34	(1.90)	3.18	1.03	0.10
Total from investment operations	1.36	(1.87)	3.23	1.06	0.20
Less distributions
From net investment income	—	(0.10)	—	(0.12)	(0.12)
From net realized gain	(0.65)	(2.55)	(0.19)	(0.06)	(0.51)
Total distributions	(0.65)	(2.65)	(0.19)	(0.18)	(0.63)
Net asset value, end of period	$11.55	$10.84	$15.36	$12.32	$11.44
Total return (%)[2,3]	13.36	(14.65)	26.48	9.22	2.59
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$3	$6	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	2.01	1.99	1.98	2.01	2.00
Expenses including reductions	2.00	1.98	1.98	2.00	1.99
Net investment income	0.21	0.27	0.41	0.27	0.89
Portfolio turnover (%)	48	65	63[4]	74	18

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	17

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.91	$15.46	$12.37	$11.48	$11.94
Net investment income[1]	0.13	0.16	0.21	0.15	0.21
Net realized and unrealized gain (loss) on investments	1.36	(1.92)	3.17	1.03	0.07
Total from investment operations	1.49	(1.76)	3.38	1.18	0.28
Less distributions
From net investment income	(0.10)	(0.24)	(0.10)	(0.23)	(0.23)
From net realized gain	(0.65)	(2.55)	(0.19)	(0.06)	(0.51)
Total distributions	(0.75)	(2.79)	(0.29)	(0.29)	(0.74)
Net asset value, end of period	$11.65	$10.91	$15.46	$12.37	$11.48
Total return (%)[2]	14.57	(13.84)	27.78	10.28	3.52
Ratios and supplemental data
Net assets, end of period (in millions)	$15	$21	$20	$16	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	0.99	0.98	1.01	1.01
Expenses including reductions	1.00	0.98	0.98	1.00	1.00
Net investment income	1.20	1.31	1.57	1.32	1.86
Portfolio turnover (%)	48	65	63[3]	74	18

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
18	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.92	$15.46	$12.38	$11.49	$11.93
Net investment income[1]	0.10	0.11	0.17	0.10	0.16
Net realized and unrealized gain (loss) on investments	1.33	(1.91)	3.16	1.03	0.10
Total from investment operations	1.43	(1.80)	3.33	1.13	0.26
Less distributions
From net investment income	(0.05)	(0.19)	(0.06)	(0.18)	(0.19)
From net realized gain	(0.65)	(2.55)	(0.19)	(0.06)	(0.51)
Total distributions	(0.70)	(2.74)	(0.25)	(0.24)	(0.70)
Net asset value, end of period	$11.65	$10.92	$15.46	$12.38	$11.49
Total return (%)[2]	13.96	(14.12)	27.23	9.87	3.21
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.40	1.38	1.37	1.39	1.39
Expenses including reductions	1.39	1.37	1.37	1.39	1.39
Net investment income	0.94	0.91	1.21	0.86	1.40
Portfolio turnover (%)	48	65	63[4]	74	18

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	19

CLASS R4 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.91	$15.46	$12.37	$11.48	$11.93
Net investment income[1]	0.13	0.15	0.21	0.15	0.21
Net realized and unrealized gain (loss) on investments	1.34	(1.91)	3.17	1.02	0.08
Total from investment operations	1.47	(1.76)	3.38	1.17	0.29
Less distributions
From net investment income	(0.08)	(0.24)	(0.10)	(0.22)	(0.23)
From net realized gain	(0.65)	(2.55)	(0.19)	(0.06)	(0.51)
Total distributions	(0.73)	(2.79)	(0.29)	(0.28)	(0.74)
Net asset value, end of period	$11.65	$10.91	$15.46	$12.37	$11.48
Total return (%)[2]	14.45	(13.88)	27.71	10.21	3.54
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.15	1.15	1.16	1.16
Expenses including reductions	1.07	1.04	1.04	1.05	1.05
Net investment income	1.16	1.19	1.51	1.27	1.84
Portfolio turnover (%)	48	65	63[4]	74	18

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes in-kind transactions.
20	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.91	$15.46	$12.37	$11.48	$11.94
Net investment income[1]	0.13	0.16	0.23	0.20	0.22
Net realized and unrealized gain (loss) on investments	1.36	(1.90)	3.17	0.99	0.07
Total from investment operations	1.49	(1.74)	3.40	1.19	0.29
Less distributions
From net investment income	(0.11)	(0.26)	(0.12)	(0.24)	(0.24)
From net realized gain	(0.65)	(2.55)	(0.19)	(0.06)	(0.51)
Total distributions	(0.76)	(2.81)	(0.31)	(0.30)	(0.75)
Net asset value, end of period	$11.64	$10.91	$15.46	$12.37	$11.48
Total return (%)[2]	14.60	(13.73)	27.90	10.38	3.63
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$87	$234	$197	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.88	0.88	0.89	0.90
Expenses including reductions	0.89	0.87	0.87	0.89	0.89
Net investment income	1.23	1.24	1.68	1.76	1.99
Portfolio turnover (%)	48	65	63[3]	74	18

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	21

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$10.91	$15.46	$12.37	$11.48	$11.93
Net investment income[1]	0.15	0.18	0.23	0.16	0.22
Net realized and unrealized gain (loss) on investments	1.35	(1.92)	3.17	1.03	0.09
Total from investment operations	1.50	(1.74)	3.40	1.19	0.31
Less distributions
From net investment income	(0.11)	(0.26)	(0.12)	(0.24)	(0.25)
From net realized gain	(0.65)	(2.55)	(0.19)	(0.06)	(0.51)
Total distributions	(0.76)	(2.81)	(0.31)	(0.30)	(0.76)
Net asset value, end of period	$11.65	$10.91	$15.46	$12.37	$11.48
Total return (%)[2]	14.71	(13.72)	27.91	10.39	3.73
Ratios and supplemental data
Net assets, end of period (in millions)	$498	$566	$614	$564	$638
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.87	0.87	0.88	0.88
Expenses including reductions	0.88	0.86	0.86	0.87	0.88
Net investment income	1.34	1.39	1.71	1.42	2.00
Portfolio turnover (%)	48	65	63[3]	74	18

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
22	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Global Equity Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee,
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	23

following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
France	$96,089,500	—	$96,089,500	—
Ireland	30,581,483	$16,265,710	14,315,773	—
Japan	56,979,470	—	56,979,470	—
Netherlands	29,688,212	—	29,688,212	—
Spain	7,208,539	—	7,208,539	—
Switzerland	12,357,343	6,433,866	5,923,477	—
United Kingdom	10,114,731	3,005,287	7,109,444	—
United States	328,730,063	328,730,063	—	—
Preferred securities	14,629,913	—	14,629,913	—
Short-term investments	1,127,388	1,127,388	—	—
Total investments in securities	$587,506,642	$355,562,314	$231,944,328	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
24	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $5,107.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, the fund has a short-term capital loss carryforward of $21,153,101 and a long-term capital loss carryforward of $167,285,696 available to offset future net realized capital gains. These carryforwards do not expire.
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	25

The utilization of the loss carryforwards, which were acquired in a merger, are limited to $3,061,922 each fiscal year due to IRC Section 382 limitations. Any unused portion of this limitation will carryforward to the following fiscal year.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$6,486,541	$47,522,646
Long-term capital gains	41,891,560	98,946,420
Total	$48,378,101	$146,469,066
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $6,293,852 of undistributed ordinary income and $9,037,105 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.800% of the first $1 billion of the fund’s aggregate net assets and b) 0.790% of the fund’s aggregate net assets in excess over $1 billion. Aggregate net assets include the net assets of the fund as well as Global Equity Trust, a series of John
26	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agreed to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.89% of average net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$3,565
Class C	140
Class I	1,429
Class R2	4
Class	Expense reduction
Class R4	$4
Class R6	4,770
Class NAV	38,098
Total	$48,010

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.79% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	27

Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $57 for Class R4 shares for the year ended August 31, 2023.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $14,458 for the year ended August 31, 2023. Of this amount, $2,495 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $11,963 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $3 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$148,260	$56,917
Class C	19,427	2,235
Class I	—	22,930
Class R2	252	4
Class R4	157	4
Class R6	—	5,610
Total	$168,096	$87,700
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
28	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$5,300,000	2	5.558%	$(1,636)
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	446,986	$4,899,866	558,135	$7,150,912
Distributions reinvested	291,211	2,979,087	787,524	9,962,178
Repurchased	(631,248)	(6,876,765)	(678,014)	(8,410,039)
Net increase	106,949	$1,002,188	667,645	$8,703,051
Class C shares
Sold	26,210	$283,007	20,510	$253,776
Distributions reinvested	11,620	118,644	36,389	460,316
Repurchased	(65,281)	(711,583)	(47,983)	(596,163)
Net increase (decrease)	(27,451)	$(309,932)	8,916	$117,929
Class I shares
Sold	594,602	$6,365,317	715,513	$8,716,342
Distributions reinvested	112,183	1,146,506	255,941	3,237,656
Repurchased	(1,307,607)	(14,325,902)	(356,705)	(4,342,825)
Net increase (decrease)	(600,822)	$(6,814,079)	614,749	$7,611,173
Class R2 shares
Sold	671	$7,335	2,907	$36,263
Distributions reinvested	265	2,720	1,458	18,501
Repurchased	(5,501)	(57,625)	(2,059)	(25,654)
Net increase (decrease)	(4,565)	$(47,570)	2,306	$29,110
Class R4 shares
Sold	126	$1,406	79	$1,008
Distributions reinvested	83	851	202	2,554
Repurchased	(17)	(193)	(54)	(683)
Net increase	192	$2,064	227	$2,879
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	29

	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	482,124	$5,261,162	2,448,451	$31,234,440
Distributions reinvested	594,156	6,066,331	1,987,967	25,127,900
Repurchased	(7,312,331)	(81,388,908)	(11,552,105)	(159,531,307)
Net decrease	(6,236,051)	$(70,061,415)	(7,115,687)	$(103,168,967)
Class NAV shares
Sold	146,285	$1,584,986	6,698,057	$77,692,494
Distributions reinvested	3,682,688	37,600,246	8,448,004	106,782,774
Repurchased	(12,952,731)	(141,950,847)	(2,946,415)	(42,067,807)
Net increase (decrease)	(9,123,758)	$(102,765,615)	12,199,646	$142,407,461
Total net increase (decrease)	(15,885,506)	$(178,994,359)	6,377,802	$55,702,636
Affiliates of the fund owned 76%, 24% and 100% of shares of Class R4, Class R6 and Class NAV, respectively, on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $315,805,357 and $524,277,700, respectively, for the year ended August 31, 2023.
Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2023, funds within the John Hancock group of funds complex held 81.8% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	27.1%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	27.0%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	8.5%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	7.1%
30	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Global Equity Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $41,891,560 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor), for John Hancock Global Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
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Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
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(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-year period and underperformed for the three- and five-year periods ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the three- and five-year periods and underperformed for the one-year period ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the factors that contributed to the fund’s performance relative to the benchmark index for the three- and five-year periods and relative to the peer group for the one-year period. The Board also took into account the fund’s favorable performance relative to the peer group median for the three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds over the longer term.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund
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and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
36	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
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Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds over the longer term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Global Equity Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
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•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

42	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	43

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
44	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Paul G. Boyne
Stephen Hermsdorf
Edward Ritchie, ASIP1
Felicity Smith
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
1 Effective November 30, 2023, Edward Ritchie, ASIP, will be added as a Portfolio Manager.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	45

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Global Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099591	425A 8/23
10/2023

Annual report
John Hancock
International Small Company Fund
International equity
August 31, 2023

A message to shareholders
Dear shareholder,
Global equities shook off a number of concerns to register gains during the 12 months ended August 31, 2023. Although central banks continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within the next year. In addition, continued global growth fueled optimism that the world economy would experience a soft landing rather than a recession. Corporate earnings also came in much better than the markets had been anticipating in late 2022.
A large portion of the gain for the major world indexes came from a narrow group of U.S. mega-cap, technology-related companies. European equities also performed very well, as the impact of the conflict in Ukraine did not hamper growth as much as initially feared. On the other hand, value stocks, defensive sectors, smaller companies, and the emerging markets posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Small Company Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
15	Financial statements
18	Financial highlights
23	Notes to financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Evaluation of advisory and subadvisory agreements by the Board of Trustees
42	Statement regarding liquidity risk management
44	Trustees and Officers
48	More information
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The MSCI World ex USA Small Cap Index tracks the performance of publicly traded small-cap stocks of developed-market companies, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Small-cap equities gained ground
Non-U.S. small-cap stocks rose for the period, benefiting from an improved global macroeconomic backdrop, lower commodity prices, and an easing of China’s zero-COVID policies.
The fund outperformed its benchmark, the MSCI World ex USA Small Cap Index
The outperformance was partly due to stock selection in the industrials, information technology, financials, and materials sectors.
Underweighting certain sectors also helped
An underweight to the lagging real estate and healthcare sectors contributed.
SECTOR COMPOSITION AS OF 8/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	3

Management’s discussion of fund performance
Can you describe market conditions for international small-cap equities during the 12 months ended August 31, 2023?
Non-U.S. small-cap stocks, as measured by the fund’s benchmark, enjoyed solid gains this period. An improved global macroeconomic backdrop, which included lower inflation, lower commodity prices, and an easing of China’s zero-COVID policies, boosted the performance of international equities this period. Overall, currency movements had a positive impact on the U.S.-dollar-denominated returns of developed stocks outside the U.S. Most currencies, particularly the British pound and the euro, appreciated relative to the U.S. dollar, while others, such as the Japanese yen, depreciated.
Given this environment, how did the fund perform?
The fund outperformed its benchmark, partly due to stock selection in the industrials, information technology, financials, and materials sectors. Another relative contributor was the fund’s underweighting of real estate investment trusts (REITs). Given that the REITs category was a detractor, the fund’s reduced exposure contributed to results on a relative basis. In terms of performance, only the communication services, healthcare, real estate, and utilities sectors produced negative returns. The fund was underweight in all four sectors.
TOP 10 HOLDINGS AS OF 8/31/2023 (% of net assets)
Bank of Ireland Group PLC	0.4
Banco BPM SpA	0.4
BE Semiconductor Industries NV	0.4
Banco de Sabadell SA	0.3
Helvetia Holding AG	0.3
Leonardo SpA	0.3
SNC-Lavalin Group, Inc.	0.3
Georg Fischer AG	0.3
PSP Swiss Property AG	0.3
Belimo Holding AG	0.3
TOTAL	3.3
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 8/31/2023 (% of net assets)
Japan	24.2
United Kingdom	11.5
Canada	11.2
Switzerland	7.9
Australia	6.3
Germany	6.0
France	4.8
Italy	4.2
Denmark	2.6
Spain	2.5
TOTAL	81.2
Cash and cash equivalents are not included.
4	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

In terms of individual contributors, some of the fund’s top holdings came from the financials sector, including Italian bank Banco BPM SpA, Spanish bank Banco de Sabadell SA, Bank of Ireland Group PLC, and French reinsurance firm SCOR SE. Dutch multinational company BE Semiconductor Industries NV was another key contributor. Detractors included French videogame publisher Ubisoft Entertainment SA and British oil and gas firm Capricorn Energy PLC.
Can you tell us about a change to the portfolio management team?
Effective January 1, 2023, Bhanu P. Singh left the portfolio management team.
MANAGED BY

Jed S. Fogdall
Arun C. Keswani, CFA
Joel P. Schneider
The views expressed in this report are exclusively those of the portfolio management team at Dimensional Fund Advisors LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	6.38	0.85	4.36	4.34	53.26
Class C1	10.12	1.14	4.21	5.82	51.10
Class I2	12.32	2.16	5.19	11.29	65.84
Class R6[1,2]	12.43	2.29	5.31	11.97	67.83
Class NAV[2]	12.34	2.28	5.31	11.94	67.81
Index 1†	8.77	2.06	5.46	10.72	70.10
Index 2†	9.18	1.53	5.67	7.89	73.67
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.31	2.01	1.01	0.91	0.90
Net (%)	1.30	2.00	1.00	0.90	0.89
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index 1 is the MSCI World ex USA Small Cap Index; Index 2 is the MSCI EAFE Small Cap Index.
See the following page for footnotes.
6	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Small Company Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-13	15,110	15,110	17,010	17,367
Class I2	8-31-13	16,584	16,584	17,010	17,367
Class R6[1,2]	8-31-13	16,783	16,783	17,010	17,367
Class NAV[2]	8-31-13	16,781	16,781	17,010	17,367
The MSCI World ex USA Small Cap Index tracks the performance of publicly traded small-cap stocks of developed-market companies, excluding the United States.
The MSCI Europe, Australasia, and Far East (EAFE) Small Cap Index tracks the performance of publicly traded small-cap stocks of companies in those regions.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C and Class R6 shares were first offered on 6-27-14 and 8-30-17, respectively. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,019.10	$6.72	1.32%
	Hypothetical example	1,000.00	1,018.60	6.72	1.32%
Class C	Actual expenses/actual returns	1,000.00	1,015.00	10.26	2.02%
	Hypothetical example	1,000.00	1,015.00	10.26	2.02%
Class I	Actual expenses/actual returns	1,000.00	1,020.20	5.19	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Class R6	Actual expenses/actual returns	1,000.00	1,021.20	4.64	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Class NAV	Actual expenses/actual returns	1,000.00	1,020.20	4.63	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	9

Fund’s investments
Summary of fund’s investments as of 8-31-23
(showing percentage of total net assets)
This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. Certain percentages of less than 0.05% are rounded and presented as 0.0%. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling 1-800-225-5291. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.
	Shares	Value	% of Net Assets
Common stocks 98.5%		$604,357,771
(Cost $550,704,763)
Australia 6.3%		38,672,348	6.3%
Austria 1.5%		9,116,545	1.5%
Belgium 1.5%		9,124,671	1.5%
Ackermans & van Haaren NV	6,930	1,090,809	0.2%
Euronav NV	64,024	1,115,079	0.2%
OTHER SECURITIES		6,918,783	1.1%
Bermuda 0.2%		1,006,727	0.2%
Cambodia 0.0%		179,754	0.0%
Canada 11.2%		68,593,457	11.2%
Alamos Gold, Inc., Class A	125,805	1,618,185	0.3%
ATS Corp. (A)	24,691	1,107,733	0.2%
Boyd Group Services, Inc.	6,239	1,125,209	0.2%
Crescent Point Energy Corp.	157,296	1,294,502	0.2%
Crescent Point Energy Corp. (New York Stock Exchange)	20,800	170,976	0.0%
Enerplus Corp.	71,048	1,215,156	0.2%
Finning International, Inc.	45,584	1,431,416	0.2%
Parkland Corp.	49,512	1,309,988	0.2%
PrairieSky Royalty, Ltd.	61,894	1,184,103	0.2%
SNC-Lavalin Group, Inc.	55,234	1,799,847	0.3%
OTHER SECURITIES		56,336,342	9.2%
Chile 0.0%		9,686	0.0%
China 0.0%		88,294	0.0%
Cyprus 0.0%		4,909	0.0%
Denmark 2.6%		16,139,351	2.6%
Ringkjoebing Landbobank A/S	8,819	1,305,399	0.2%
Royal Unibrew A/S	16,664	1,461,335	0.2%
OTHER SECURITIES		13,372,617	2.2%
Faeroe Islands 0.0%		31,197	0.0%
10	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
Finland 2.0%		$12,311,012	2.0%
Valmet OYJ	44,736	1,137,571	0.2%
Wartsila OYJ ABP	108,176	1,372,853	0.2%
OTHER SECURITIES		9,800,588	1.6%
France 4.8%		29,385,201	4.8%
Alten SA	7,824	1,111,522	0.2%
Elis SA	58,984	1,125,713	0.2%
Rexel SA	60,634	1,421,690	0.2%
SCOR SE	43,968	1,367,053	0.2%
SOITEC (A)	6,129	1,120,281	0.2%
Sopra Steria Group SACA	4,921	1,082,411	0.2%
SPIE SA	37,460	1,121,446	0.2%
Valeo SE	61,277	1,191,122	0.2%
OTHER SECURITIES		19,843,963	3.2%
Gabon 0.0%		43,814	0.0%
Georgia 0.1%		322,358	0.1%
Germany 5.7%		35,123,880	5.7%
Bechtle AG	24,471	1,189,682	0.2%
FUCHS SE	9,623	315,882	0.1%
Gerresheimer AG	10,784	1,399,760	0.2%
HelloFresh SE (A)	37,077	1,194,923	0.2%
HUGO BOSS AG	19,103	1,438,083	0.2%
OTHER SECURITIES		29,585,550	4.8%
Gibraltar 0.0%		26,539	0.0%
Greece 0.0%		77,413	0.0%
Greenland 0.0%		28,877	0.0%
Hong Kong 1.9%		11,867,152	1.9%
Ireland 0.8%		5,018,531	0.8%
Bank of Ireland Group PLC	254,816	2,537,402	0.4%
OTHER SECURITIES		2,481,129	0.4%
Isle of Man 0.1%		581,255	0.1%
Israel 1.1%		6,809,217	1.1%
Italy 4.2%		25,415,146	4.2%
Banco BPM SpA	506,125	2,414,852	0.4%
Leonardo SpA	125,939	1,812,638	0.3%
OTHER SECURITIES		21,187,656	3.5%
Japan 24.2%		148,647,277	24.2%
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	11

	Shares	Value	% of Net Assets
Jersey, Channel Islands 0.1%		$446,582	0.1%
Jordan 0.0%		189,661	0.0%
Liechtenstein 0.1%		392,586	0.1%
Luxembourg 0.4%		2,193,518	0.4%
Macau 0.0%		44,880	0.0%
Malaysia 0.0%		48,772	0.0%
Malta 0.0%		18,378	0.0%
Monaco 0.0%		48,732	0.0%
Mongolia 0.0%		41,276	0.0%
Netherlands 2.1%		12,636,901	2.1%
Aalberts NV	29,452	1,223,429	0.2%
BE Semiconductor Industries NV	18,268	2,096,896	0.4%
OTHER SECURITIES		9,316,576	1.5%
New Zealand 0.4%		2,258,330	0.4%
Norway 0.8%		4,603,659	0.8%
Peru 0.0%		124,827	0.0%
Philippines 0.0%		15,614	0.0%
Poland 0.0%		125,903	0.0%
Portugal 0.4%		2,481,173	0.4%
Singapore 1.1%		6,853,765	1.1%
Spain 2.5%		15,506,532	2.5%
Banco de Sabadell SA	1,700,559	1,966,803	0.3%
Bankinter SA	210,725	1,350,700	0.2%
Enagas SA	69,311	1,182,797	0.2%
OTHER SECURITIES		11,006,232	1.8%
Sweden 2.2%		13,591,058	2.2%
Switzerland 7.9%		48,590,470	7.9%
Belimo Holding AG	3,306	1,738,959	0.3%
BKW AG	6,536	1,123,038	0.2%
Dufry AG (A)	25,556	1,135,519	0.2%
Flughafen Zurich AG	6,349	1,306,581	0.2%
Galenica AG (B)	16,337	1,296,502	0.2%
Georg Fischer AG	27,644	1,786,340	0.3%
Helvetia Holding AG	12,308	1,871,732	0.3%
12	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value	% of Net Assets
Switzerland (continued)			7.9%
PSP Swiss Property AG	14,470	$1,758,039	0.3%
Siegfried Holding AG (A)	1,370	1,236,750	0.2%
Swiss Prime Site AG	18,104	1,738,397	0.3%
Temenos AG	17,468	1,384,443	0.2%
OTHER SECURITIES		32,214,170	5.2%
Taiwan 0.0%		22,465	0.0%
United Arab Emirates 0.0%		183,805	0.0%
United Kingdom 11.5%		70,515,749	11.5%
Diploma PLC	30,198	1,195,747	0.2%
Games Workshop Group PLC	9,947	1,362,070	0.2%
Marks & Spencer Group PLC (A)	504,048	1,445,710	0.3%
OTHER SECURITIES		66,512,222	10.8%

United States 0.8%		4,798,524	0.8%
Preferred securities 0.3%		$2,097,304
(Cost $1,806,112)
Germany 0.3%		2,097,304	0.3%
FUCHS SE	22,125	917,149	0.1%

OTHER SECURITIES		1,180,155	0.2%
Rights 0.0%		$12,602
(Cost $12,184)
Warrants 0.0%		$3,971
(Cost $0)

	Yield (%)	Shares	Value	% of Net Assets
Short-term investments 0.0%			$18,312
(Cost $18,299)
Short-term funds 0.0%			18,312	0.0%
John Hancock Collateral Trust (C)	5.4789 (D)	1,832	18,312	0.0%

Total investments (Cost $552,541,358) 98.8%	$606,489,960	98.8%
Other assets and liabilities, net 1.2%	7,350,839	1.2%
Total net assets 100.0%	$613,840,799	100.0%

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	13

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	38	Long	Sep 2023	$4,153,012	$4,006,910	$(146,102)
						$(146,102)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $564,306,068. Net unrealized appreciation aggregated to $42,037,790, of which $140,318,121 related to gross unrealized appreciation and $98,280,331 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $552,523,059) including $43,879 of securities loaned	$606,471,648
Affiliated investments, at value (Cost $18,299)	18,312
Total investments, at value (Cost $552,541,358)	606,489,960
Cash	4,766,669
Foreign currency, at value (Cost $561,247)	560,220
Collateral held at broker for futures contracts	125,900
Dividends and interest receivable	2,368,390
Receivable for fund shares sold	61,394
Receivable for investments sold	308,473
Receivable for securities lending income	12,769
Other assets	68,691
Total assets	614,762,466
Liabilities
Payable for futures variation margin	20,092
Payable for fund shares repurchased	636,377
Payable upon return of securities loaned	46,441
Payable to affiliates
Accounting and legal services fees	31,483
Transfer agent fees	6,656
Trustees’ fees	44
Other liabilities and accrued expenses	180,574
Total liabilities	921,667
Net assets	$613,840,799
Net assets consist of
Paid-in capital	$562,337,759
Total distributable earnings (loss)	51,503,040
Net assets	$613,840,799

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($53,360,065 ÷ 5,274,275 shares)[1]	$10.12
Class C ($491,364 ÷ 48,552 shares)[1]	$10.12
Class I ($9,195,298 ÷ 908,943 shares)	$10.12
Class R6 ($66,202,285 ÷ 6,538,358 shares)	$10.13
Class NAV ($484,591,787 ÷ 47,872,606 shares)	$10.12
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.65

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	15

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Dividends	$20,644,417
Interest	102,110
Securities lending	397,816
Less foreign taxes withheld	(1,889,261)
Total investment income	19,255,082
Expenses
Investment management fees	4,878,092
Distribution and service fees	164,626
Accounting and legal services fees	126,184
Transfer agent fees	76,759
Trustees’ fees	15,025
Custodian fees	373,716
State registration fees	70,574
Printing and postage	35,255
Professional fees	109,432
Other	42,099
Total expenses	5,891,762
Less expense reductions	(43,928)
Net expenses	5,847,834
Net investment income	13,407,248
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(175,669)
Affiliated investments	230
Futures contracts	311,675
136,236
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	59,244,356
Affiliated investments	(274)
Futures contracts	(88,654)
59,155,428
Net realized and unrealized gain	59,291,664
Increase in net assets from operations	$72,698,912
16	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$13,407,248	$16,198,807
Net realized gain	136,236	25,585,245
Change in net unrealized appreciation (depreciation)	59,155,428	(239,293,610)
Increase (decrease) in net assets resulting from operations	72,698,912	(197,509,558)
Distributions to shareholders
From earnings
Class A	(1,666,989)	(7,301,245)
Class C	(16,336)	(110,173)
Class I	(292,083)	(206,842)
Class R6	(2,290,346)	(8,215,898)
Class NAV	(17,440,055)	(75,854,795)
Total distributions	(21,705,809)	(91,688,953)
From fund share transactions	(47,454,778)	6,759,364
Total increase (decrease)	3,538,325	(282,439,147)
Net assets
Beginning of year	610,302,474	892,741,621
End of year	$613,840,799	$610,302,474
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	17

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$9.34	$13.64	$10.38	$10.08	$12.51
Net investment income[1]	0.18	0.19	0.11	0.12	0.16
Net realized and unrealized gain (loss) on investments	0.91	(3.12)	3.45	0.62	(1.66)
Total from investment operations	1.09	(2.93)	3.56	0.74	(1.50)
Less distributions
From net investment income	(0.12)	(0.29)	(0.15)	(0.20)	(0.12)
From net realized gain	(0.19)	(1.08)	(0.15)	(0.24)	(0.81)
Total distributions	(0.31)	(1.37)	(0.30)	(0.44)	(0.93)
Net asset value, end of period	$10.12	$9.34	$13.64	$10.38	$10.08
Total return (%)[2,3]	11.96	(23.36)	34.74	7.13	(11.32)
Ratios and supplemental data
Net assets, end of period (in millions)	$53	$53	$72	$52	$53
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	1.34	1.41	1.48	1.48
Expenses including reductions	1.33	1.34	1.39	1.39	1.39
Net investment income	1.84	1.71	0.88	1.17	1.49
Portfolio turnover (%)	11	14	12	22	15

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$9.34	$13.63	$10.37	$10.09	$12.48
Net investment income[1]	0.10	0.11	0.02	0.04	0.07
Net realized and unrealized gain (loss) on investments	0.92	(3.12)	3.46	0.60	(1.63)
Total from investment operations	1.02	(3.01)	3.48	0.64	(1.56)
Less distributions
From net investment income	(0.05)	(0.20)	(0.07)	(0.12)	(0.02)
From net realized gain	(0.19)	(1.08)	(0.15)	(0.24)	(0.81)
Total distributions	(0.24)	(1.28)	(0.22)	(0.36)	(0.83)
Net asset value, end of period	$10.12	$9.34	$13.63	$10.37	$10.09
Total return (%)[2,3]	11.12	(23.89)	33.76	6.24	(11.95)
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.04	2.04	2.11	2.18	2.18
Expenses including reductions	2.03	2.04	2.10	2.17	2.17
Net investment income	1.08	0.97	0.15	0.39	0.66
Portfolio turnover (%)	11	14	12	22	15

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	19

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$9.34	$13.65	$10.37	$10.08	$12.51
Net investment income[1]	0.21	0.21	0.15	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.91	(3.11)	3.45	0.62	(1.60)
Total from investment operations	1.12	(2.90)	3.60	0.75	(1.47)
Less distributions
From net investment income	(0.15)	(0.33)	(0.17)	(0.22)	(0.15)
From net realized gain	(0.19)	(1.08)	(0.15)	(0.24)	(0.81)
Total distributions	(0.34)	(1.41)	(0.32)	(0.46)	(0.96)
Net asset value, end of period	$10.12	$9.34	$13.65	$10.37	$10.08
Total return (%)[2]	12.32	(23.17)	35.21	7.24	(11.07)
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$4	$2	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.05	1.11	1.18	1.19
Expenses including reductions	1.03	1.04	1.10	1.17	1.19
Net investment income	2.19	1.94	1.19	1.27	1.24
Portfolio turnover (%)	11	14	12	22	15

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$9.35	$13.66	$10.38	$10.08	$12.51
Net investment income[1]	0.22	0.24	0.15	0.15	0.19
Net realized and unrealized gain (loss) on investments	0.91	(3.13)	3.46	0.63	(1.65)
Total from investment operations	1.13	(2.89)	3.61	0.78	(1.46)
Less distributions
From net investment income	(0.16)	(0.34)	(0.18)	(0.24)	(0.16)
From net realized gain	(0.19)	(1.08)	(0.15)	(0.24)	(0.81)
Total distributions	(0.35)	(1.42)	(0.33)	(0.48)	(0.97)
Net asset value, end of period	$10.13	$9.35	$13.66	$10.38	$10.08
Total return (%)[2]	12.43	(23.06)	35.30	7.45	(10.97)
Ratios and supplemental data
Net assets, end of period (in millions)	$66	$61	$78	$63	$61
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.94	1.01	1.07	1.08
Expenses including reductions	0.93	0.93	1.00	1.06	1.07
Net investment income	2.25	2.12	1.27	1.51	1.80
Portfolio turnover (%)	11	14	12	22	15

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	21

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$9.35	$13.66	$10.38	$10.08	$12.51
Net investment income[1]	0.22	0.24	0.15	0.15	0.21
Net realized and unrealized gain (loss) on investments	0.90	(3.12)	3.46	0.63	(1.67)
Total from investment operations	1.12	(2.88)	3.61	0.78	(1.46)
Less distributions
From net investment income	(0.16)	(0.35)	(0.18)	(0.24)	(0.16)
From net realized gain	(0.19)	(1.08)	(0.15)	(0.24)	(0.81)
Total distributions	(0.35)	(1.43)	(0.33)	(0.48)	(0.97)
Net asset value, end of period	$10.12	$9.35	$13.66	$10.38	$10.08
Total return (%)[2]	12.34	(23.04)	35.31	7.47	(10.96)
Ratios and supplemental data
Net assets, end of period (in millions)	$485	$491	$740	$684	$637
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.93	1.00	1.05	1.07
Expenses including reductions	0.92	0.92	0.99	1.05	1.06
Net investment income	2.23	2.13	1.28	1.53	1.97
Portfolio turnover (%)	11	14	12	22	15

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock International Small Company Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors.Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	23

between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$38,672,348	$753,040	$37,735,850	$183,458
Austria	9,116,545	—	9,116,545	—
Belgium	9,124,671	—	9,124,671	—
Bermuda	1,006,727	—	1,006,727	—
Cambodia	179,754	—	179,754	—
Canada	68,593,457	68,348,680	244,770	7
Chile	9,686	9,686	—	—
China	88,294	—	88,294	—
Cyprus	4,909	—	4,909	—
Denmark	16,139,351	—	16,139,351	—
Faeroe Islands	31,197	—	31,197	—
Finland	12,311,012	—	12,311,012	—
France	29,385,201	28,030	29,357,171	—
Gabon	43,814	—	43,814	—
Georgia	322,358	—	322,358	—
Germany	35,123,880	—	35,123,880	—
Gibraltar	26,539	—	26,539	—
Greece	77,413	—	77,377	36
Greenland	28,877	—	28,877	—
Hong Kong	11,867,152	14,698	11,714,386	138,068
24	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Ireland	$5,018,531	—	$5,018,531	—
Isle of Man	581,255	—	581,255	—
Israel	6,809,217	$94,131	6,715,086	—
Italy	25,415,146	—	25,415,146	—
Japan	148,647,277	—	148,647,277	—
Jersey, Channel Islands	446,582	—	446,582	—
Jordan	189,661	—	189,661	—
Liechtenstein	392,586	—	392,586	—
Luxembourg	2,193,518	—	2,193,518	—
Macau	44,880	—	44,880	—
Malaysia	48,772	—	48,772	—
Malta	18,378	—	18,378	—
Monaco	48,732	—	48,732	—
Mongolia	41,276	—	41,276	—
Netherlands	12,636,901	—	12,636,901	—
New Zealand	2,258,330	—	2,258,330	—
Norway	4,603,659	—	4,603,659	—
Peru	124,827	—	124,827	—
Philippines	15,614	—	15,614	—
Poland	125,903	—	125,903	—
Portugal	2,481,173	—	2,481,173	—
Singapore	6,853,765	—	6,777,589	$76,176
Spain	15,506,532	—	15,506,532	—
Sweden	13,591,058	—	13,585,384	5,674
Switzerland	48,590,470	—	48,590,470	—
Taiwan	22,465	—	22,465	—
United Arab Emirates	183,805	93,121	90,684	—
United Kingdom	70,515,749	1,911	70,413,468	100,370
United States	4,798,524	2,057,825	2,740,699	—
Preferred securities	2,097,304	—	2,097,304	—
Rights	12,602	246	12,172	184
Warrants	3,971	90	3,881	—
Short-term investments	18,312	18,312	—	—
Total investments in securities	$606,489,960	$71,419,770	$534,566,217	$503,973
Derivatives:
Liabilities
Futures	$(146,102)	$(146,102)	—	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	25

ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2023, the fund loaned securities valued at $43,879 and received $46,441 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
26	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $4,949.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, the fund has a short-term capital loss carryforward of $1,567,720 and a long-term capital loss carryforward of $2,615,151 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$9,720,810	$34,094,337
Long-term capital gains	11,984,999	57,594,616
Total	$21,705,809	$91,688,953
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	27

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $13,646,398 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2023, the fund used futures contracts to equitize cash balances. The fund held futures contracts with USD notional values ranging from $0.7 million to $4.0 million, as measured at each quarter end.
28	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2023 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	—	$(146,102)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts
Equity	$311,675
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2023:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts
Equity	$(88,654)
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.800% of the fund’s aggregate net assets. Aggregate net assets include the net assets of the fund and International Small Company Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	29

calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class A shares in an amount equal to the amount by which expenses of Class A shares exceed 1.39% of average daily net assets attributable to the class. For purposes of this agreement, “expenses of Class A shares” means all expenses of the class (including fund expenses attributable to the class), excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$3,811
Class C	43
Class I	645
Class	Expense reduction
Class R6	$4,668
Class NAV	34,761
Total	$43,928

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.79% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $31,966 for the year ended August 31, 2023. Of this amount, $5,443 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $26,523 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to
30	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $242 for Class A shares. There were no CDSCs received by the Distributor for Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$158,656	$60,884
Class C	5,970	685
Class I	—	10,318
Class R6	—	4,872
Total	$164,626	$76,759
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$4,600,000	6	3.164%	$(2,425)
Lender	3,240,000	5	3.447%	1,551
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	31

Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	600,213	$5,856,654	886,682	$10,285,372
Distributions reinvested	179,729	1,662,494	637,663	7,301,245
Repurchased	(1,179,502)	(11,366,068)	(1,119,663)	(12,435,507)
Net increase (decrease)	(399,560)	$(3,846,920)	404,682	$5,151,110
Class C shares
Sold	542	$5,394	1,830	$20,877
Distributions reinvested	1,757	16,336	9,441	108,668
Repurchased	(31,574)	(306,750)	(23,703)	(267,149)
Net decrease	(29,275)	$(285,020)	(12,432)	$(137,604)
Class I shares
Sold	1,031,394	$9,745,969	400,208	$4,066,341
Distributions reinvested	31,645	292,083	18,097	206,842
Repurchased	(581,616)	(5,777,507)	(111,766)	(1,197,500)
Net increase	481,423	$4,260,545	306,539	$3,075,683
Class R6 shares
Sold	1,167,742	$11,266,295	1,366,621	$15,383,276
Distributions reinvested	248,141	2,290,346	718,801	8,215,898
Repurchased	(1,453,940)	(14,127,920)	(1,234,797)	(13,771,892)
Net increase (decrease)	(38,057)	$(571,279)	850,625	$9,827,282
Class NAV shares
Sold	1,528,271	$14,724,899	873,610	$10,490,898
Distributions reinvested	1,891,546	17,440,055	6,636,465	75,854,795
Repurchased	(8,070,652)	(79,177,058)	(9,154,917)	(97,502,800)
Net decrease	(4,650,835)	$(47,012,104)	(1,644,842)	$(11,157,107)
Total net increase (decrease)	(4,636,304)	$(47,454,778)	(95,428)	$6,759,364
Affiliates of the fund owned 100% of shares of Class NAV on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $63,649,992 and $120,229,751, respectively, for the year ended August 31, 2023.
32	JOHN HANCOCK International Small Company Fund | ANNUAL REPORT

Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2023, funds within the John Hancock group of funds complex held 78.9% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	30.0%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	14.7%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	13.9%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	1,832	$14,958,658	$96,620,983	$(111,561,285)	$230	$(274)	$397,816	—	$18,312

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
ANNUAL REPORT | JOHN HANCOCK International Small Company Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock International Small Company Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock International Small Company Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
34	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $20,725,950. The fund intends to pass through foreign tax credits of $1,655,139.
The fund paid $11,984,999 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	35

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Dimensional Fund Advisors LP (the Subadvisor), for John Hancock International Small Company Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
36	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	37

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended December 31, 2022. The Board also noted that the fund outperformed its peer group median for the one-, three-, five- and ten-year periods ended December 31, 2022.  The Board took into account the fund’s favorable performance relative to the benchmark index for the one- and three-year periods and relative to its peer group median for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s expenses, including the implementation of a new fee schedule in March 2022, which reduced the fund’s expenses. The Board took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently
38	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

waiving fees and/or reimbursing expenses with respect to the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	39

otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	the Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
40	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	41

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock International Small Company Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Dimensional Fund Advisors LP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
42	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	43

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
44	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	45

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
46	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	47

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Dimensional Fund Advisors LP
Portfolio Managers
Jed S. Fogdall
Arun Keswani, CFA
Joel P. Schneider
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
48	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock International Small Company Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099601	424A 8/23
10/2023

Annual report
John Hancock
Small Cap Growth Fund
U.S. equity
August 31, 2023

A message to shareholders
Dear shareholder,
After trading lower in the early part of the 12 months ended August 31, 2023, stocks rallied from mid-October onward to post impressive returns for the period. Although the U.S. Federal Reserve continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within the next year. Economic growth remained in positive territory even as interest rates rose. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability and turmoil in the U.S. and European banking sectors in March.
A large portion of the gains came from a narrow group of U.S. mega-cap, technology-related companies. On the other hand, the value style, defensive sectors, and smaller companies posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Growth Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
21	Notes to financial statements
28	Report of independent registered public accounting firm
29	Tax information
30	Evaluation of advisory and subadvisory agreements by the Board of Trustees
37	Statement regarding liquidity risk management
39	Trustees and Officers
43	More information
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The Russell 2000 Growth Index tracks the performance of publicly traded small-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1 Class A shares were first offered on 3-27-18. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks rallied
Easing inflationary pressures and signs of strength in key sectors of the U.S. economy provided a tailwind for U.S. equity performance.
Small-cap stocks lagged, but growth outperformed value
The outperformance of a handful of large technology stocks helped large-cap stocks outperform smaller-cap issues, but growth stocks outperformed value issues across the board.
The fund trailed its benchmark
The fund underperformed its benchmark, the Russell 2000 Growth Index, due primarily to stock selection.
SECTOR COMPOSITION AS OF 8/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	3

Management’s discussion of fund performance
How did the U.S. equity market perform during the 12 months ended August 31, 2023?
Stocks fared well during the period, marking a sharp reversal from their substantial declines during the first nine months of 2022. For much of the period, the U.S. Federal Reserve (Fed) embarked on an aggressive campaign of short-term interest rate increases to combat inflationary pressures. Although inflation eased gradually over the past year, signs of strength in the job market and consumer spending kept the Fed vigilant. The improving economic environment and growing expectations that the Fed was close to winding down its monetary tightening efforts provided a boost to the equity market. The end result was double-digit gains for the broad U.S. equity indexes during the period. While small-cap stocks underperformed large-cap stocks, due primarily to the outperformance of several large technology companies, growth stocks outpaced value shares across all market capitalizations.
How did the fund perform?
The fund declined, underperforming the positive return of its benchmark. The factors we emphasize in our stock selection process—quality, valuation, and earnings strength—didn’t perform well during the period. Stocks that fared poorly in these characteristics outperformed those that ranked highly, creating significant performance headwinds for our investment approach.
TOP 10 HOLDINGS AS OF 8/31/2023 (% of net assets)
Workiva, Inc.	3.4
Chart Industries, Inc.	3.1
Nutanix, Inc., Class A	3.0
The Brink’s Company	3.0
Applied Industrial Technologies, Inc.	3.0
MGP Ingredients, Inc.	2.9
Atkore, Inc.	2.8
The Ensign Group, Inc.	2.8
Kinsale Capital Group, Inc.	2.8
EVERTEC, Inc.	2.8
TOTAL	29.6
Cash and cash equivalents are not included.
4	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

Challenges for some of our individual holdings also weighed on fund performance during the period. Noteworthy detractors included fiber optic cable manufacturer Clearfield, Inc. and medical logistics company CryoPort, Inc. Clearfield, Inc., one of the fund’s top performers in 2022, struggled with an inventory build-up and faced uncertainty about the timing of a federal broadband initiative. CryoPort, Inc., which provides temperature-controlled shipping for life sciences companies, reported a revenue shortfall due to a short-term slowdown in demand. We exited the fund’s positions in both companies prior to period end.
On the positive side, the top contributors to performance included property and casualty insurer Kinsale Capital Group, Inc. and integrative cloud computing company Workiva, Inc. Strong premium growth and higher investment income on its assets provided a lift to Kinsale, while Workiva reported better-than-expected earnings and revenues thanks to strong demand for its data aggregation software.
How was the fund positioned at the end of the period?
On a sector basis, the fund’s largest overweight positions included the industrials, information technology, and financials sectors, while its most significant underweights included the healthcare, energy, and materials sectors.
MANAGED BY

Jennifer K. Silver, CFA
Michael J. Mufson, CFA
Anthony E. Sutton
Ezra S. Samet, CFA
Alexi Makkas
The views expressed in this report are exclusively those of the portfolio management team at Redwood Investments, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-7.53	-0.25	6.62	-1.25	89.76
Class C1	-4.40	0.00	6.72	0.00	91.60
Class I1,2	-2.40	1.01	7.30	5.13	102.27
Class R6[1,2]	-2.31	1.13	7.37	5.78	103.63
Class NAV[2]	-2.31	1.14	7.38	5.84	103.74
Index†	6.78	2.46	8.17	12.94	119.36
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2025 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.30	2.05	1.05	0.94	0.93
Net (%)	1.29	2.04	1.04	0.93	0.92
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the Russell 2000 Growth Index.
See the following page for footnotes.
6	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 2000 Growth Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	8-31-13	19,160	19,160	21,936
Class I1,2	8-31-13	20,227	20,227	21,936
Class R6[1,2]	8-31-13	20,363	20,363	21,936
Class NAV[2]	8-31-13	20,374	20,374	21,936
The Russell 2000 Growth Index tracks the performance of publicly traded small-cap companies in the United States with higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class C, Class I, and Class R6 shares were first offered on 3-27-18. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,010.40	$6.64	1.31%
	Hypothetical example	1,000.00	1,018.60	6.67	1.31%
Class C	Actual expenses/actual returns	1,000.00	1,005.40	10.41	2.06%
	Hypothetical example	1,000.00	1,014.80	10.46	2.06%
Class I	Actual expenses/actual returns	1,000.00	1,011.70	5.37	1.06%
	Hypothetical example	1,000.00	1,019.90	5.40	1.06%
Class R6	Actual expenses/actual returns	1,000.00	1,011.60	4.82	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Class NAV	Actual expenses/actual returns	1,000.00	1,012.30	4.77	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	9

Fund’s investments
AS OF 8-31-23
	Shares	Value
Common stocks 96.6%		$413,797,714
(Cost $361,476,376)
Consumer discretionary 11.4%		48,855,093
Automobile components 3.0%
Fox Factory Holding Corp. (A)	26,965	2,987,992
Visteon Corp. (A)	69,525	9,682,747
Broadline retail 2.6%
Ollie’s Bargain Outlet Holdings, Inc. (A)	146,149	11,265,165
Hotels, restaurants and leisure 4.0%
Boyd Gaming Corp.	170,533	11,403,542
Texas Roadhouse, Inc.	56,684	5,900,804
Household durables 1.8%
Skyline Champion Corp. (A)	106,845	7,614,843
Consumer staples 5.0%		21,265,011
Beverages 2.9%
MGP Ingredients, Inc.	101,207	12,134,719
Food products 2.1%
Freshpet, Inc. (A)	120,915	9,130,292
Energy 2.5%		10,897,682
Energy equipment and services 2.5%
Cactus, Inc., Class A	204,306	10,897,682
Financials 10.2%		43,787,096
Banks 2.6%
Axos Financial, Inc. (A)	264,331	11,390,023
Financial services 2.8%
EVERTEC, Inc.	301,498	11,930,276
Insurance 4.8%
Kinsale Capital Group, Inc.	30,082	11,991,588
Palomar Holdings, Inc. (A)	166,148	8,475,209
Health care 19.9%		85,323,756
Biotechnology 4.8%
Alkermes PLC (A)	211,528	6,174,502
Halozyme Therapeutics, Inc. (A)	235,308	10,014,708
PTC Therapeutics, Inc. (A)	108,437	4,283,262
Health care equipment and supplies 5.7%
Inmode, Ltd. (A)	171,656	6,710,033
Lantheus Holdings, Inc. (A)	123,911	8,480,469
Merit Medical Systems, Inc. (A)	142,291	9,288,756
10	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care providers and services 8.3%
Addus HomeCare Corp. (A)	98,757	$8,660,989
AMN Healthcare Services, Inc. (A)	64,446	5,695,737
Surgery Partners, Inc. (A)	252,443	9,153,583
The Ensign Group, Inc.	120,155	12,041,934
Health care technology 1.1%
Evolent Health, Inc., Class A (A)	188,937	4,819,783
Industrials 24.0%		102,553,104
Aerospace and defense 2.5%
AeroVironment, Inc. (A)	108,545	10,532,121
Commercial services and supplies 5.0%
MSA Safety, Inc.	47,425	8,663,599
The Brink’s Company	167,052	12,664,212
Construction and engineering 2.1%
Comfort Systems USA, Inc.	49,281	9,095,794
Electrical equipment 2.8%
Atkore, Inc. (A)	78,220	12,043,533
Machinery 4.1%
Chart Industries, Inc. (A)(B)	72,156	13,029,930
EnPro Industries, Inc.	31,628	4,313,743
Trading companies and distributors 7.5%
Applied Industrial Technologies, Inc.	81,826	12,631,480
H&E Equipment Services, Inc.	202,830	9,192,256
Rush Enterprises, Inc., Class A	250,820	10,386,436
Information technology 21.2%		90,802,625
Communications equipment 3.6%
Calix, Inc. (A)	166,835	7,759,496
Extreme Networks, Inc. (A)	283,159	7,772,715
Semiconductors and semiconductor equipment 5.0%
Allegro MicroSystems, Inc. (A)	169,649	6,489,074
Axcelis Technologies, Inc. (A)	36,923	7,094,754
Onto Innovation, Inc. (A)	56,922	7,911,020
Software 12.6%
DoubleVerify Holdings, Inc. (A)	247,418	8,365,203
Nutanix, Inc., Class A (A)	411,972	12,812,329
Sprout Social, Inc., Class A (A)(B)	124,515	6,666,533
SPS Commerce, Inc. (A)	61,871	11,516,049
Workiva, Inc. (A)	128,882	14,415,452
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	11

	Shares	Value
Materials 2.4%		$10,313,347
Chemicals 2.4%
Aspen Aerogels, Inc. (A)	530,675	3,231,811
Livent Corp. (A)(B)	329,834	7,081,536

	Yield (%)	Shares	Value
Short-term investments 6.0%			$25,598,407
(Cost $25,596,351)
Short-term funds 6.0%			25,598,407
John Hancock Collateral Trust (C)	5.4789(D)	1,059,608	10,592,474
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.2681(D)	15,005,933	15,005,933

Total investments (Cost $387,072,727) 102.6%	$439,396,121
Other assets and liabilities, net (2.6%)	(11,207,325)
Total net assets 100.0%	$428,188,796

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-23.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-23.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $391,027,589. Net unrealized appreciation aggregated to $48,368,532, of which $66,610,181 related to gross unrealized appreciation and $18,241,649 related to gross unrealized depreciation.
12	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $376,482,309) including $10,384,895 of securities loaned	$428,803,647
Affiliated investments, at value (Cost $10,590,418)	10,592,474
Total investments, at value (Cost $387,072,727)	439,396,121
Dividends and interest receivable	247,854
Receivable for fund shares sold	25,113
Receivable for investments sold	583,777
Receivable for securities lending income	1,999
Other assets	50,693
Total assets	440,305,557
Liabilities
Payable for investments purchased	630,988
Payable for fund shares repurchased	821,783
Payable upon return of securities loaned	10,596,326
Payable to affiliates
Accounting and legal services fees	21,753
Transfer agent fees	2,669
Trustees’ fees	30
Other liabilities and accrued expenses	43,212
Total liabilities	12,116,761
Net assets	$428,188,796
Net assets consist of
Paid-in capital	$426,907,076
Total distributable earnings (loss)	1,281,720
Net assets	$428,188,796

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($22,010,644 ÷ 1,615,402 shares)[1]	$13.63
Class C ($229,539 ÷ 17,761 shares)[1]	$12.92
Class I ($4,449,433 ÷ 321,328 shares)	$13.85
Class R6 ($335,607 ÷ 24,028 shares)	$13.97
Class NAV ($401,163,573 ÷ 28,701,471 shares)	$13.98
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.35

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	13

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Dividends	$1,859,519
Securities lending	30,492
Total investment income	1,890,011
Expenses
Investment management fees	3,630,243
Distribution and service fees	53,162
Accounting and legal services fees	85,395
Transfer agent fees	27,353
Trustees’ fees	10,141
Custodian fees	49,451
State registration fees	71,134
Printing and postage	16,646
Professional fees	72,036
Other	26,458
Total expenses	4,042,019
Less expense reductions	(29,995)
Net expenses	4,012,024
Net investment loss	(2,122,013)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(40,052,556)
Affiliated investments	(2,601)
(40,055,157)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	33,588,843
Affiliated investments	3,357
33,592,200
Net realized and unrealized loss	(6,462,957)
Decrease in net assets from operations	$(8,584,970)
14	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment loss	$(2,122,013)	$(2,299,392)
Net realized gain (loss)	(40,055,157)	18,095,599
Change in net unrealized appreciation (depreciation)	33,592,200	(197,604,567)
Decrease in net assets resulting from operations	(8,584,970)	(181,808,360)
Distributions to shareholders
From earnings
Class A	—	(6,334,166)
Class C	—	(86,563)
Class I	—	(196,941)
Class R6	—	(22,284)
Class NAV	—	(152,746,529)
Total distributions	—	(159,386,483)
From fund share transactions	4,071,893	94,339,573
Total decrease	(4,513,077)	(246,855,270)
Net assets
Beginning of year	432,701,873	679,557,143
End of year	$428,188,796	$432,701,873
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	15

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$14.00	$27.21	$20.14	$16.62	$19.27
Net investment loss[1]	(0.11)	(0.14)	(0.26)	(0.15)	(0.18)
Net realized and unrealized gain (loss) on investments	(0.26)	(6.06)	8.17	3.67	(1.93)
Total from investment operations	(0.37)	(6.20)	7.91	3.52	(2.11)
Less distributions
From net realized gain	—	(7.01)	(0.84)	—	(0.54)
Net asset value, end of period	$13.63	$14.00	$27.21	$20.14	$16.62
Total return (%)[2,3]	(2.64)	(29.82)	40.11	21.18	(10.41)
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$18	$21	$7	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.30	1.28	1.31	1.32
Expenses including reductions	1.31	1.29	1.28	1.30	1.31
Net investment loss	(0.85)	(0.78)	(1.05)	(0.91)	(1.07)
Portfolio turnover (%)	81	55	66	98	101

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
16	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$13.38	$26.48	$19.77	$16.44	$19.21
Net investment loss[1]	(0.20)	(0.28)	(0.42)	(0.27)	(0.30)
Net realized and unrealized gain (loss) on investments	(0.26)	(5.81)	7.97	3.60	(1.93)
Total from investment operations	(0.46)	(6.09)	7.55	3.33	(2.23)
Less distributions
From net realized gain	—	(7.01)	(0.84)	—	(0.54)
Net asset value, end of period	$12.92	$13.38	$26.48	$19.77	$16.44
Total return (%)[2,3]	(3.44)	(30.36)	39.06	20.26	(11.08)
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$—[4]	$—[4]	$—[4]	$—[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.07	2.05	2.03	2.06	2.07
Expenses including reductions	2.06	2.04	2.03	2.05	2.06
Net investment loss	(1.60)	(1.53)	(1.79)	(1.67)	(1.81)
Portfolio turnover (%)	81	55	66	98	101

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	17

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$14.19	$27.43	$20.25	$16.67	$19.29
Net investment loss[1]	(0.08)	(0.09)	(0.19)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.26)	(6.14)	8.21	3.69	(1.94)
Total from investment operations	(0.34)	(6.23)	8.02	3.58	(2.08)
Less distributions
From net realized gain	—	(7.01)	(0.84)	—	(0.54)
Net asset value, end of period	$13.85	$14.19	$27.43	$20.25	$16.67
Total return (%)[2]	(2.40)	(29.69)	40.49	21.48	(10.23)
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$1	$1	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.05	1.03	1.06	1.08
Expenses including reductions	1.06	1.04	1.03	1.05	1.07
Net investment loss	(0.58)	(0.54)	(0.78)	(0.65)	(0.80)
Portfolio turnover (%)	81	55	66	98	101

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
18	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$14.30	$27.55	$20.32	$16.70	$19.30
Net investment loss[1]	(0.07)	(0.06)	(0.16)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.26)	(6.18)	8.23	3.71	(1.94)
Total from investment operations	(0.33)	(6.24)	8.07	3.62	(2.06)
Less distributions
From net realized gain	—	(7.01)	(0.84)	—	(0.54)
Net asset value, end of period	$13.97	$14.30	$27.55	$20.32	$16.70
Total return (%)[2]	(2.31)	(29.58)	40.60	21.68	(10.12)
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	0.94	0.93	0.94	0.97
Expenses including reductions	0.95	0.93	0.92	0.94	0.96
Net investment loss	(0.50)	(0.36)	(0.67)	(0.54)	(0.70)
Portfolio turnover (%)	81	55	66	98	101

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	19

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$14.31	$27.56	$20.33	$16.71	$19.30
Net investment loss[1]	(0.07)	(0.08)	(0.16)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.26)	(6.16)	8.23	3.71	(1.93)
Total from investment operations	(0.33)	(6.24)	8.07	3.62	(2.05)
Less distributions
From net realized gain	—	(7.01)	(0.84)	—	(0.54)
Net asset value, end of period	$13.98	$14.31	$27.56	$20.33	$16.71
Total return (%)[2]	(2.31)	(29.56)	40.58	21.66	(10.07)
Ratios and supplemental data
Net assets, end of period (in millions)	$401	$413	$657	$615	$560
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.93	0.92	0.93	0.96
Expenses including reductions	0.94	0.92	0.91	0.93	0.95
Net investment loss	(0.49)	(0.41)	(0.66)	(0.53)	(0.70)
Portfolio turnover (%)	81	55	66	98	101

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Small Cap Growth Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors.Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	21

significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of August 31, 2023, all investments are categorized as Level 1 under the hierarchy described above.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2023, the fund loaned securities valued at $10,384,895 and received $10,596,326 of cash collateral.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund
22	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT

is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $4,379.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2023, the fund has a short-term capital loss carryforward of $45,352,266 and a long-term capital loss carryforward of $361,225 available to offset future net realized capital gains. These carryforwards do not expire.
Qualified late year ordinary losses of $1,373,321 are treated as occurring on September 1, 2023, the first day of the fund’s next taxable year.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	—	$20,992,219
Long-term capital gains	—	138,394,264
Total	—	$159,386,483
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, there were no distributable earnings on a tax basis.
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	23

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.880% of the first $300 million of the fund’s average daily net assets; b) 0.850% of the next $300 million of average daily net assets; c) 0.830% of the next $300 million of average daily net assets; and d) 0.800% of the excess over $900 million of average daily net assets. The Advisor has a subadvisory agreement with Redwood Investments, LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$1,475
Class C	15
Class I	222
Class	Expense reduction
Class R6	$22
Class NAV	28,261
Total	$29,995

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.86% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory
24	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT

reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $8,689 for the year ended August 31, 2023. Of this amount, $1,417 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $7,272 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, there were no CDSCs received by the Distributor for Class A or Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$51,128	$23,566
Class C	2,034	234
Class I	—	3,530
Class R6	—	23
Total	$53,162	$27,353
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	25

Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	734,153	$9,844,147	659,071	$12,692,927
Distributions reinvested	—	—	328,175	6,333,781
Repurchased	(437,103)	(5,823,248)	(446,318)	(7,825,477)
Net increase	297,050	$4,020,899	540,928	$11,201,231
Class C shares
Sold	4,446	$55,266	5,893	$106,067
Distributions reinvested	—	—	3,558	65,970
Repurchased	(2,252)	(28,637)	(4,911)	(83,789)
Net increase	2,194	$26,629	4,540	$88,248
Class I shares
Sold	321,027	$4,400,136	87,812	$1,652,996
Distributions reinvested	—	—	10,084	196,941
Repurchased	(60,047)	(806,703)	(62,620)	(1,084,030)
Net increase	260,980	$3,593,433	35,276	$765,907
Class R6 shares
Sold	4,076	$55,722	18,589	$333,066
Distributions reinvested	—	—	86	1,691
Repurchased	(581)	(8,036)	(1,157)	(16,556)
Net increase	3,495	$47,686	17,518	$318,201
Class NAV shares
Sold	2,038,302	$27,357,984	2,605,686	$42,327,577
Distributions reinvested	—	—	7,765,456	152,746,529
Repurchased	(2,196,844)	(30,974,738)	(5,358,633)	(113,108,120)
Net increase (decrease)	(158,542)	$(3,616,754)	5,012,509	$81,965,986
Total net increase	405,177	$4,071,893	5,610,771	$94,339,573
Affiliates of the fund owned 17%, 12% and 100% of shares of Class C, Class R6 and Class NAV, respectively, on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $339,178,811 and $331,794,228, respectively, for the year ended August 31, 2023.
26	JOHN HANCOCK Small Cap Growth Fund | ANNUAL REPORT

Note 7—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2023, funds within the John Hancock group of funds complex held 93.7% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	29.2%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	18.5%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	15.3%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	8.9%
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	1,059,608	$12,646,327	$203,973,966	$(206,028,575)	$(2,601)	$3,357	$30,492	—	$10,592,474

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
ANNUAL REPORT | JOHN HANCOCK Small Cap Growth Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Small Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Small Cap Growth Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
28	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	29

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Redwood Investments, LLC (the Subadvisor), for John Hancock Small Cap Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the continuation of the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
30	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	31

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group.
The Board noted that the fund outperformed its benchmark index for the three-year period and underperformed for the one-, five- and ten-year periods ended December 31, 2022. The Board also noted that the fund underperformed the peer group median for the one-, three-, five- and ten-year periods ended December 31, 2022. The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one-, five- and ten-year periods and relative to its peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is
32	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	33

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
34	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fees for the fund are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	35

***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
36	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Small Cap Growth Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Redwood Investments, LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	37

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
38	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	39

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

40	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	41

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
42	JOHN HANCOCK SMALL CAP GROWTH FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Redwood Investments, LLC
Portfolio Managers
Alexi Makkas
Michael J. Mufson, CFA
Ezra S. Samet, CFA
Jennifer K. Silver, CFA
Anthony E. Sutton
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK SMALL CAP GROWTH FUND	43

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099618	470A 8/23
10/2023

Annual report
John Hancock
Small Cap Value Fund
U.S. equity
August 31, 2023

A message to shareholders
Dear shareholder,
After trading lower in the early part of the 12 months ended August 31, 2023, stocks rallied from mid-October onward to post impressive returns for the period. Although the U.S. Federal Reserve continued to raise interest rates, falling inflation gave investors confidence that the tightening cycle would likely slow at some point within the next year. Economic growth remained in positive territory even as interest rates rose. Together, these factors helped stocks overcome potential headwinds such as ongoing geopolitical instability and turmoil in the U.S. and European banking sectors in March.
A large portion of the gains came from a narrow group of U.S. mega-cap, technology-related companies. On the other hand, the value style, defensive sectors, and smaller companies posted gains but underperformed the broad-based indexes.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Value Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
15	Financial statements
18	Financial highlights
22	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Evaluation of advisory and subadvisory agreements by the Board of Trustees
39	Statement regarding liquidity risk management
41	Trustees and Officers
45	More information
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2023 (%)

The Russell 2000 Value Index tracks the performance of publicly traded small-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 12-30-13. The returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks staged a sharp rally
U.S. stocks posted strong gains over the past year as easing inflationary pressures and a surprisingly resilient U.S. economy led to increased optimism about corporate earnings growth.
Small-cap value stocks trailed the broader market
Small-cap value stocks underperformed as the equity market’s overall advance was driven by a handful of large technology stocks.
Sector allocation aided fund performance
Overweight positions in the industrials and information technology sectors helped the fund outperform its benchmark, the Russell 2000 Value Index.
SECTOR COMPOSITION AS OF 8/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectuses. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectuses.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	3

Management’s discussion of fund performance
How did the stock market perform for small-cap value stocks during the 12 months ended August 31, 2023?
Small-cap value stocks posted positive returns for the period but trailed the double-digit gains of the broader U.S. equity market. The U.S. Federal Reserve continued to raise interest rates aggressively during the past year to combat elevated inflation levels. Despite higher rates and tighter credit conditions, the U.S. economy showed remarkable vigor, paced by a robust job market, resilient consumer spending, and renewed strength in the housing market. The promising economic conditions, combined with easing inflation and improving corporate earnings, led to a sharp rally in the U.S. equity market for the period.
A small group of the largest technology stocks led the market’s overall advance, benefiting from optimism about their growth prospects and exuberance surrounding generative artificial intelligence. Given this narrow market leadership, small-cap value stocks underperformed the broader equity market.
How did the fund perform?
The fund posted a solid gain and outperformed its benchmark. Sector allocation, which is driven by our bottom-up stock selection process, was the key driver behind the fund’s outperformance, most notably overweight positions in the industrials and information technology sectors, along with an underweight position in
TOP 10 HOLDINGS AS OF 8/31/2023 (% of net assets)
Element Solutions, Inc.	2.1
TriMas Corp.	2.0
Chord Energy Corp.	1.9
Sitio Royalties Corp., Class A	1.8
Bread Financial Holdings, Inc.	1.7
Kemper Corp.	1.7
Progress Software Corp.	1.7
Integra LifeSciences Holdings Corp.	1.7
SP Plus Corp.	1.7
Seacoast Banking Corp. of Florida	1.7
TOTAL	18.0
Cash and cash equivalents are not included.
4	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

healthcare stocks. Individual stock selection also contributed favorably to relative performance, led by the financials and information technology sectors.
Among the fund’s individual holdings, the top contributors included homebuilder Tri Pointe Homes, Inc. and insurer SiriusPoint Ltd. Tri Pointe consistently surpassed earnings expectations as the company benefited from strength in its primary markets in the southwestern U.S., while SiriusPoint rebounded from a difficult 2022 thanks to a robust underwriting business that lifted earnings.
On the downside, the most noteworthy detractors in the portfolio included organic food distributor United Natural Foods, Inc. and broadband provider WideOpenWest, Inc. Ongoing struggles with accelerating inflation and supply chain volatility weighed on the earnings of United Natural Foods and led the company to lower earnings guidance for the year. WideOpenWest reported losses and disappointing revenues resulting from greater-than-expected competitive pressure. We sold the fund’s holdings in both positions prior to period end.
How was the fund positioned at the end of the reporting period?
The fund’s largest overweight positions compared with its benchmark index included the industrials and materials sectors, while its largest underweight positions were the healthcare and energy sectors.
Can you tell us about a change to the portfolio management team?
Effective December 31, 2022, Timothy J, McCormack, CFA, retired.
MANAGED BY

Shaun F. Pedersen
Edmond C. Griffin, CFA
Danielle S. Williams. CFA
The views expressed in this report are exclusively those of the portfolio management team at Wellington Management Company LLP and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2023

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-0.23	1.36	5.93	7.01	77.92
Class I1,2	5.34	2.70	6.78	14.27	92.75
Class R6[1,2]	5.53	2.83	6.91	14.98	95.06
Class NAV[2]	5.49	2.83	6.91	14.99	95.07
Index†	2.17	3.18	7.36	16.92	103.45
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.0%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class R6	Class NAV
Gross (%)	1.43	1.13	1.03	1.02
Net (%)	1.41	1.11	1.00	0.99
Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the Russell 2000 Value Index.
See the following page for footnotes.
6	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 2000 Value Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1,2	8-31-13	19,275	19,275	20,345
Class R6[1,2]	8-31-13	19,506	19,506	20,345
Class NAV[2]	8-31-13	19,507	19,507	20,345
The Russell 2000 Value Index tracks the performance of publicly traded small-cap companies in the United States with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class I, and Class R6 shares were first offered on 12-30-13. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2023, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2023, with the same investment held until August 31, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2023	Ending value on 8-31-2023	Expenses paid during period ended 8-31-2023[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$980.60	$6.94	1.39%
	Hypothetical example	1,000.00	1,018.20	7.07	1.39%
Class I	Actual expenses/actual returns	1,000.00	981.80	5.44	1.09%
	Hypothetical example	1,000.00	1,019.70	5.55	1.09%
Class R6	Actual expenses/actual returns	1,000.00	982.90	4.90	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Class NAV	Actual expenses/actual returns	1,000.00	982.30	4.85	0.97%
	Hypothetical example	1,000.00	1,020.30	4.94	0.97%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	9

Fund’s investments
AS OF 8-31-23
	Shares	Value
Common stocks 98.1%		$536,872,938
(Cost $457,115,418)
Communication services 1.2%		6,554,253
Interactive media and services 1.2%
Shutterstock, Inc. (A)	155,646	6,554,253
Consumer discretionary 11.6%		63,307,779
Automobile components 2.5%
The Goodyear Tire & Rubber Company (B)	518,772	6,697,347
Visteon Corp. (B)	52,344	7,289,949
Hotels, restaurants and leisure 1.7%
Aramark	50,762	1,887,331
Wyndham Hotels & Resorts, Inc.	95,361	7,189,266
Household durables 3.8%
Century Communities, Inc.	95,013	7,054,715
Sonos, Inc. (B)	464,979	6,407,411
Tri Pointe Homes, Inc. (B)	231,574	7,201,951
Specialty retail 1.4%
Five Below, Inc. (B)	7,067	1,215,241
Monro, Inc.	193,510	6,335,517
Textiles, apparel and luxury goods 2.2%
Kontoor Brands, Inc.	179,747	8,230,615
Oxford Industries, Inc.	37,612	3,798,436
Consumer staples 2.8%		15,252,577
Consumer staples distribution and retail 0.2%
U.S. Foods Holding Corp. (B)	21,260	859,542
Food products 1.1%
Post Holdings, Inc. (B)	69,812	6,262,835
Household products 1.5%
Spectrum Brands Holdings, Inc.	97,754	8,130,200
Energy 5.2%		28,733,044
Oil, gas and consumable fuels 5.2%
Chesapeake Energy Corp.	15,114	1,333,206
Chord Energy Corp.	63,744	10,294,656
Gulfport Energy Corp. (B)	62,435	7,367,330
Sitio Royalties Corp., Class A (A)	383,380	9,737,852
Financials 25.7%		140,624,258
Banks 14.1%
1st Source Corp.	123,566	5,522,165
Berkshire Hills Bancorp, Inc.	239,671	5,009,124
10	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Cadence Bank	295,334	$6,757,242
Eastern Bankshares, Inc.	342,339	4,607,883
Enterprise Financial Services Corp.	131,509	5,090,713
First Busey Corp.	265,696	5,367,059
First Citizens BancShares, Inc., Class A	1,350	1,836,540
First Interstate BancSystem, Inc., Class A	213,526	5,532,459
Hancock Whitney Corp.	194,856	8,037,810
International Bancshares Corp.	119,590	5,355,240
National Bank Holdings Corp., Class A	215,175	6,786,620
Seacoast Banking Corp. of Florida	384,367	9,074,905
Synovus Financial Corp.	230,455	7,134,887
Webster Financial Corp.	27,690	1,174,333
Capital markets 1.3%
Houlihan Lokey, Inc.	63,902	6,731,437
Consumer finance 1.7%
Bread Financial Holdings, Inc.	249,875	9,390,303
Financial services 1.3%
NMI Holdings, Inc., Class A (B)	249,377	7,137,170
Insurance 7.3%
Assured Guaranty, Ltd.	115,387	6,789,371
Kemper Corp.	197,507	9,276,904
ProAssurance Corp.	444,213	7,853,686
Reinsurance Group of America, Inc.	12,750	1,767,405
SiriusPoint, Ltd. (B)	655,070	7,245,074
White Mountains Insurance Group, Ltd.	4,498	7,145,928
Health care 3.6%		19,971,411
Health care equipment and supplies 3.6%
Haemonetics Corp. (B)	47,668	4,277,250
ICU Medical, Inc. (B)	44,952	6,519,389
Integra LifeSciences Holdings Corp. (B)	215,674	9,174,772
Industrials 18.4%		100,460,028
Aerospace and defense 0.8%
Leonardo DRS, Inc. (B)	244,306	4,182,519
Building products 1.8%
American Woodmark Corp. (B)	111,256	8,641,254
Fortune Brands Innovations, Inc.	19,757	1,363,628
Commercial services and supplies 6.4%
ACCO Brands Corp.	990,928	5,281,646
Brady Corp., Class A	146,215	7,375,085
BrightView Holdings, Inc. (B)	530,251	4,390,478
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	11

	Shares	Value
Industrials (continued)
Commercial services and supplies (continued)
Clean Harbors, Inc. (B)	3,935	$666,353
SP Plus Corp. (B)	232,282	9,098,486
UniFirst Corp.	45,147	7,951,741
Electrical equipment 0.8%
Thermon Group Holdings, Inc. (B)	161,232	4,430,655
Machinery 0.9%
Luxfer Holdings PLC	314,837	3,787,489
The Middleby Corp. (B)	9,522	1,386,308
Professional services 5.7%
Huron Consulting Group, Inc. (B)	89,042	8,899,748
ICF International, Inc.	20,292	2,740,638
Sterling Check Corp. (B)	573,157	7,989,809
TriNet Group, Inc. (B)	43,397	4,814,029
WNS Holdings, Ltd., ADR (B)	99,945	6,531,406
Trading companies and distributors 2.0%
Air Lease Corp.	210,069	8,562,412
GATX Corp.	20,030	2,366,344
Information technology 8.5%		46,269,532
Electronic equipment, instruments and components 4.1%
Belden, Inc.	87,744	8,239,162
CTS Corp.	142,800	6,376,020
ePlus, Inc. (B)	115,676	7,678,573
IT services 1.2%
Perficient, Inc. (B)	104,332	6,655,338
Software 3.2%
ACI Worldwide, Inc. (B)	333,368	8,094,175
Progress Software Corp.	151,648	9,226,264
Materials 8.6%		47,048,892
Chemicals 6.4%
Axalta Coating Systems, Ltd. (B)	261,838	7,410,015
Element Solutions, Inc.	551,616	11,374,319
HB Fuller Company	97,897	7,100,469
Mativ Holdings, Inc.	546,001	8,954,416
Containers and packaging 2.2%
Sealed Air Corp.	34,258	1,269,601
TriMas Corp.	417,560	10,940,072
Real estate 10.3%		56,621,927
Diversified REITs 0.9%
Alexander & Baldwin, Inc.	276,855	4,986,159
12	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate (continued)
Hotel and resort REITs 1.4%
Pebblebrook Hotel Trust	546,064	$7,901,546
Industrial REITs 0.8%
LXP Industrial Trust	474,860	4,663,125
Real estate management and development 1.2%
Colliers International Group, Inc.	55,151	6,367,734
Residential REITs 2.6%
Centerspace	100,998	6,538,611
Independence Realty Trust, Inc.	444,271	7,477,081
Retail REITs 2.1%
Kimco Realty Corp.	73,521	1,392,488
NETSTREIT Corp.	293,604	4,970,716
Phillips Edison & Company, Inc.	144,774	4,902,048
Specialized REITs 1.3%
PotlatchDeltic Corp.	157,055	7,422,419
Utilities 2.2%		12,029,237
Electric utilities 1.2%
Portland General Electric Company	147,969	6,489,920
Gas utilities 1.0%
ONE Gas, Inc.	76,436	5,539,317

	Yield (%)	Shares	Value
Short-term investments 4.0%			$21,775,209
(Cost $21,773,068)
Short-term funds 2.0%			10,675,209
John Hancock Collateral Trust (C)	5.4789(D)	1,067,884	10,675,209

	Par value^	Value
Repurchase agreement 2.0%		11,100,000
Deutsche Bank Tri-Party Repurchase Agreement dated 8-31-23 at 5.300% to be repurchased at $11,101,634 on 9-1-23, collateralized by $11,698,333 Federal National Mortgage Association, 4.500% - 5.000% due 9-1-52 (valued at $11,322,001)	11,100,000	11,100,000

Total investments (Cost $478,888,486) 102.1%	$558,648,147
Other assets and liabilities, net (2.1%)	(11,369,950)
Total net assets 100.0%	$547,278,197

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	13

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	All or a portion of this security is on loan as of 8-31-23.
(B)	Non-income producing security.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 8-31-23.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $488,977,874. Net unrealized appreciation aggregated to $69,670,273, of which $102,114,193 related to gross unrealized appreciation and $32,443,920 related to gross unrealized depreciation.
14	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-23

Assets
Unaffiliated investments, at value (Cost $468,215,418) including $10,452,916 of securities loaned	$547,972,938
Affiliated investments, at value (Cost $10,673,068)	10,675,209
Total investments, at value (Cost $478,888,486)	558,648,147
Cash	235,144
Dividends and interest receivable	669,732
Receivable for fund shares sold	247,149
Receivable for investments sold	1,565,260
Receivable for securities lending income	3,953
Receivable from affiliates	762
Other assets	47,013
Total assets	561,417,160
Liabilities
Payable for investments purchased	2,575,863
Payable for fund shares repurchased	795,277
Payable upon return of securities loaned	10,677,335
Payable to affiliates
Accounting and legal services fees	27,898
Transfer agent fees	10,463
Trustees’ fees	38
Other liabilities and accrued expenses	52,089
Total liabilities	14,138,963
Net assets	$547,278,197
Net assets consist of
Paid-in capital	$438,018,350
Total distributable earnings (loss)	109,259,847
Net assets	$547,278,197

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($44,656,075 ÷ 2,521,023 shares)[1]	$17.71
Class I ($57,954,266 ÷ 3,260,523 shares)	$17.77
Class R6 ($32,603,130 ÷ 1,833,207 shares)	$17.78
Class NAV ($412,064,726 ÷ 23,196,335 shares)	$17.76
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$18.64

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	15

STATEMENT OF OPERATIONS For the year ended 8-31-23

Investment income
Dividends	$9,557,475
Interest	451,142
Securities lending	47,593
Less foreign taxes withheld	(1,777)
Total investment income	10,054,433
Expenses
Investment management fees	5,066,022
Distribution and service fees	124,714
Accounting and legal services fees	111,510
Transfer agent fees	119,441
Trustees’ fees	13,200
Custodian fees	65,360
State registration fees	58,465
Printing and postage	25,196
Professional fees	81,769
Other	31,411
Total expenses	5,697,088
Less expense reductions	(225,171)
Net expenses	5,471,917
Net investment income	4,582,516
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	42,351,504
Affiliated investments	(2,588)
42,348,916
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(16,016,862)
Affiliated investments	2,576
(16,014,286)
Net realized and unrealized gain	26,334,630
Increase in net assets from operations	$30,917,146
16	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-23	Year ended 8-31-22
Increase (decrease) in net assets
From operations
Net investment income	$4,582,516	$5,661,995
Net realized gain	42,348,916	121,416,558
Change in net unrealized appreciation (depreciation)	(16,014,286)	(156,007,057)
Increase (decrease) in net assets resulting from operations	30,917,146	(28,928,504)
Distributions to shareholders
From earnings
Class A	(6,658,901)	(4,219,390)
Class I	(10,302,593)	(7,084,965)
Class R6	(4,927,510)	(2,957,516)
Class NAV	(67,800,259)	(75,220,925)
Total distributions	(89,689,263)	(89,482,796)
From fund share transactions	58,469,891	(151,154,269)
Total decrease	(302,226)	(269,565,569)
Net assets
Beginning of year	547,580,423	817,145,992
End of year	$547,278,197	$547,580,423
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	17

Financial highlights
CLASS A SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$20.26	$24.09	$16.01	$19.54	$23.06
Net investment income[1]	0.09	0.10	0.04	0.04	0.12
Net realized and unrealized gain (loss) on investments	0.69	(1.26)	8.05	(2.78)	(2.83)
Total from investment operations	0.78	(1.16)	8.09	(2.74)	(2.71)
Less distributions
From net investment income	(0.14)	(0.03)	(0.01)	(0.12)	(0.07)
From net realized gain	(3.19)	(2.64)	—	(0.67)	(0.74)
Total distributions	(3.33)	(2.67)	(0.01)	(0.79)	(0.81)
Net asset value, end of period	$17.71	$20.26	$24.09	$16.01	$19.54
Total return (%)[2,3]	5.04	(5.51)	50.56	(15.04)	(11.28)
Ratios and supplemental data
Net assets, end of period (in millions)	$45	$39	$36	$22	$31
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43	1.41	1.41	1.47	1.46
Expenses including reductions	1.39	1.39	1.39	1.46	1.46
Net investment income	0.49	0.45	0.20	0.24	0.60
Portfolio turnover (%)	49	41	34	46	29

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$20.33	$24.17	$16.05	$19.58	$23.13
Net investment income[1]	0.14	0.16	0.11	0.09	0.18
Net realized and unrealized gain (loss) on investments	0.69	(1.26)	8.07	(2.77)	(2.86)
Total from investment operations	0.83	(1.10)	8.18	(2.68)	(2.68)
Less distributions
From net investment income	(0.20)	(0.10)	(0.06)	(0.18)	(0.13)
From net realized gain	(3.19)	(2.64)	—	(0.67)	(0.74)
Total distributions	(3.39)	(2.74)	(0.06)	(0.85)	(0.87)
Net asset value, end of period	$17.77	$20.33	$24.17	$16.05	$19.58
Total return (%)[2]	5.34	(5.24)	51.06	(14.77)	(11.08)
Ratios and supplemental data
Net assets, end of period (in millions)	$58	$62	$61	$72	$93
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.11	1.11	1.17	1.18
Expenses including reductions	1.09	1.09	1.08	1.16	1.17
Net investment income	0.78	0.75	0.53	0.53	0.91
Portfolio turnover (%)	49	41	34	46	29

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	19

CLASS R6 SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$20.34	$24.19	$16.06	$19.59	$23.14
Net investment income[1]	0.16	0.19	0.13	0.11	0.20
Net realized and unrealized gain (loss) on investments	0.69	(1.27)	8.08	(2.77)	(2.85)
Total from investment operations	0.85	(1.08)	8.21	(2.66)	(2.65)
Less distributions
From net investment income	(0.22)	(0.13)	(0.08)	(0.20)	(0.16)
From net realized gain	(3.19)	(2.64)	—	(0.67)	(0.74)
Total distributions	(3.41)	(2.77)	(0.08)	(0.87)	(0.90)
Net asset value, end of period	$17.78	$20.34	$24.19	$16.06	$19.59
Total return (%)[2]	5.53	(5.16)	51.22	(14.69)	(10.95)
Ratios and supplemental data
Net assets, end of period (in millions)	$33	$28	$25	$12	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.01	1.00	1.05	1.06
Expenses including reductions	0.98	0.98	0.98	1.04	1.06
Net investment income	0.89	0.85	0.60	0.63	1.00
Portfolio turnover (%)	49	41	34	46	29

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-23	8-31-22	8-31-21	8-31-20	8-31-19
Per share operating performance
Net asset value, beginning of period	$20.32	$24.17	$16.05	$19.57	$23.12
Net investment income[1]	0.16	0.18	0.13	0.11	0.21
Net realized and unrealized gain (loss) on investments	0.69	(1.25)	8.07	(2.76)	(2.86)
Total from investment operations	0.85	(1.07)	8.20	(2.65)	(2.65)
Less distributions
From net investment income	(0.22)	(0.14)	(0.08)	(0.20)	(0.16)
From net realized gain	(3.19)	(2.64)	—	(0.67)	(0.74)
Total distributions	(3.41)	(2.78)	(0.08)	(0.87)	(0.90)
Net asset value, end of period	$17.76	$20.32	$24.17	$16.05	$19.57
Total return (%)[2]	5.49	(5.15)	51.20	(14.64)	(10.95)
Ratios and supplemental data
Net assets, end of period (in millions)	$412	$419	$695	$510	$470
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.00	0.99	1.04	1.05
Expenses including reductions	0.97	0.97	0.97	1.03	1.04
Net investment income	0.89	0.82	0.60	0.63	1.07
Portfolio turnover (%)	49	41	34	46	29

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	21

Notes to financial statements
Note 1—Organization
John Hancock Small Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors.Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
22	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2023, by major security category or type:
	Total value at 8-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$536,872,938	$536,872,938	—	—
Short-term investments	21,775,209	10,675,209	$11,100,000	—
Total investments in securities	$558,648,147	$547,548,147	$11,100,000	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	23

ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2023, the fund loaned securities valued at $10,452,916 and received $10,677,335 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund
24	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2023, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2023 were $4,729.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2023 and 2022 was as follows:
	August 31, 2023	August 31, 2022
Ordinary income	$11,208,480	$36,519,782
Long-term capital gains	78,480,783	52,963,014
Total	$89,689,263	$89,482,796
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2023, the components of distributable earnings on a tax basis consisted of $6,173,169 of undistributed ordinary income and $33,416,405 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	25

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.95% of the first $250 million of the fund’s aggregate daily net assets; (b) 0.94% of the next $500 million of the fund’s aggregate daily net assets; (c) 0.93% of the next $500 million of the fund’s aggregate daily net assets; and (d) 0.92% of the fund’s aggregate daily net assets in excess over $1.25 billion. Aggregate net assets include the net assets of the fund and Small Cap Value Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2023, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.97% of the average daily net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on December 31, 2023, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2023, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$17,422
Class I	25,041
Class R6	12,757
Class	Expense reduction
Class NAV	$169,951
Total	$225,171

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
26	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2023, were equivalent to a net annual effective rate of 0.90% of the fund’s average daily net assets.
Accounting and legal services.  Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2023, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $27,465 for the year ended August 31, 2023. Of this amount, $4,597 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $22,868 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2023, CDSCs received by the Distributor amounted to $575 for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2023 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$124,714	$47,890
Class I	—	69,257
Class R6	—	2,294
Total	$124,714	$119,441
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	27

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$9,860,000	5	3.964%	$5,428
Note 5—Fund share transactions
Transactions in fund shares for the years ended August 31, 2023 and 2022 were as follows:
	Year Ended 8-31-23		Year Ended 8-31-22
	Shares	Amount	Shares	Amount
Class A shares
Sold	647,495	$11,606,917	506,322	$11,209,313
Distributions reinvested	401,643	6,627,112	193,525	4,191,751
Repurchased	(468,050)	(8,326,012)	(274,921)	(6,038,393)
Net increase	581,088	$9,908,017	424,926	$9,362,671
Class I shares
Sold	618,811	$11,528,962	506,795	$11,266,708
Distributions reinvested	623,061	10,292,973	326,432	7,080,307
Repurchased	(1,014,510)	(18,588,719)	(305,152)	(6,694,710)
Net increase	227,362	$3,233,216	528,075	$11,652,305
Class R6 shares
Sold	595,640	$10,896,379	489,474	$10,736,747
Distributions reinvested	298,166	4,925,709	136,233	2,953,529
Repurchased	(438,290)	(8,029,266)	(272,244)	(5,980,865)
Net increase	455,516	$7,792,822	353,463	$7,709,411
Class NAV shares
Sold	1,492,168	$25,552,820	509,933	$11,807,712
Distributions reinvested	4,109,107	67,800,259	3,472,804	75,220,925
Repurchased	(3,001,956)	(55,817,243)	(12,155,845)	(266,907,293)
Net increase (decrease)	2,599,319	$37,535,836	(8,173,108)	$(179,878,656)
Total net increase (decrease)	3,863,285	$58,469,891	(6,866,644)	$(151,154,269)
Affiliates of the fund owned 100% of shares of Class NAV on August 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
28	JOHN HANCOCK Small Cap Value Fund | ANNUAL REPORT

Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $261,620,452 and $284,809,057, respectively, for the year ended August 31, 2023.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2023, funds within the John Hancock group of funds complex held 75.3% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	26.6%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	19.4%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	13.2%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	1,067,884	$1,914,622	$60,207,382	$(51,446,783)	$(2,588)	$2,576	$47,593	—	$10,675,209

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
ANNUAL REPORT | JOHN HANCOCK Small Cap Value Fund	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Small Cap Value Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
30	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $78,480,783 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	31

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Small Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 26-29, 2023 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a meeting held on May 30-June 1, 2023. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 26-29, 2023, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
32	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	33

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. . In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the one-year period and underperformed its benchmark index and peer group median for the three-, five- and ten-year periods ended December 31, 2022. The Board took into account management’s discussion of the fund’s performance, including the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses were higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses, including prior actions taken to reduce the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management
34	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	35

otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
36	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	37

***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
38	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Small Cap Value Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Wellington Management Company LLP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	39

•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
40	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2005	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[3] Born: 1944	2012	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2008	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	41

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[3] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

42	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Kristie M. Feinberg, Born: 1975	2023
President
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021-2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019-2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001-2019, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2023).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	43

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
44	JOHN HANCOCK SMALL CAP VALUE FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Deborah C. Jackson
Patricia Lizarraga*,^,§
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Edmond C. Griffin, CFA
Shaun F. Pedersen
Danielle S. Williams, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
§ Effective September 21, 2023, Ms. Lizarraga is no longer a Trustee.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK SMALL CAP VALUE FUND	45

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Small Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF3099620	439A 8/23
10/2023

ITEM 2. CODE OF ETHICS.

As of the end of the fiscal year August 31, 2023 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent" pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended August 31, 2023 and 2022. These fees were billed to the registrant and were approved by the registrant's audit committee:

2023: $1,126,073

2022: $1,078,737

(b) Audit-related services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews, security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940, and reviews related to supplemental regulatory filings. Amounts billed to the registrant for the fiscal years ended August 31, 2023 and 2022 were as follows:

2023: $223,361

2022: $378,934

Amounts billed to control affiliates were $127,376 and $129,201 for the fiscal years ended August 31, 2023 and 2022, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended August 31, 2023 and 2022. The nature of the services comprising the tax fees was the review of the registrant's tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

2023: $4,201

2022: $7,667

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended August 31, 2023 and 2022:

2023: $0

2022: $13,723

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre- approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended August 31, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,423,118 for the fiscal year ended August 31, 2023 and $810,235 for the fiscal year ended August 31, 2022.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson William H. Cunningham

Hassell H. McClellan - Member of the Audit Committee as of September 26, 2023. Patricia Lizarraga - effective September 20, 2022 to September 21, 2023

ITEM 6. SCHEDULE OF INVESTM-ENTS.

(a)This schedule is included as part of the Report to shareholders filed under Item 1 of this form, except for John Hancock International Small Company Fund which follows:

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock International Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary of fund's investments, of John Hancock International Small Company Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statements of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (included in Item 1 of this Form N-CSR) and the fund's investments (included in Item 6 of this Form N-CSR) as of August 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Boston, Massachusetts

October 4, 2023

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

2 of 2

Annual report
John Hancock
International Small Company Fund
International equity
August 31, 2023

Fund’s investments
AS OF 8-31-23
	Shares	Value
Common stocks 98.5%		$604,357,771
(Cost $550,704,763)
Australia 6.3%		38,672,348
A2B Australia, Ltd. (A)	32,294	33,547
Accent Group, Ltd.	117,141	154,951
Acrow Formwork and Construction Services, Ltd.	21,984	12,964
Adairs, Ltd.	61,059	57,528
Adbri, Ltd.	93,582	133,476
Ainsworth Game Technology, Ltd. (A)	47,462	29,514
Alcidion Group, Ltd. (A)	86,733	7,050
Alkane Resources, Ltd. (A)	124,706	53,846
Alliance Aviation Services, Ltd. (A)	39,423	82,290
Altium, Ltd.	4,017	125,536
Alumina, Ltd. (A)	323,624	224,779
AMA Group, Ltd. (A)	296,751	23,044
AMP, Ltd.	590,441	481,848
Ansell, Ltd.	31,727	483,516
Appen, Ltd. (A)	39,339	40,242
Arafura Rare Earths, Ltd. (A)	538,672	85,074
ARB Corp., Ltd.	22,931	500,027
Ardea Resources, Ltd. (A)	13,492	6,277
Ardent Leisure Group, Ltd. (A)	150,506	52,524
Argosy Minerals, Ltd. (A)	134,969	22,538
ARN Media, Ltd.	83,708	46,124
AUB Group, Ltd.	32,092	638,470
Audinate Group, Ltd. (A)	14,507	130,840
Aurelia Metals, Ltd. (A)	556,014	32,550
Aussie Broadband, Ltd. (A)	54,478	125,590
Austal, Ltd.	109,405	138,020
Austin Engineering, Ltd.	64,891	11,334
Australian Agricultural Company, Ltd. (A)	82,157	77,105
Australian Clinical Labs, Ltd.	31,607	60,355
Australian Ethical Investment, Ltd.	13,293	38,664
Australian Finance Group, Ltd.	65,518	66,807
Australian Strategic Materials, Ltd. (A)	32,274	36,527
Australian Vintage, Ltd.	76,170	19,697
Auswide Bank, Ltd.	5,658	20,175
AVJennings, Ltd.	46,118	12,276
AVZ Minerals, Ltd. (A)(B)	322,880	122,388
Baby Bunting Group, Ltd.	41,046	58,371
Bank of Queensland, Ltd.	147,279	547,005
Bannerman Energy, Ltd. (A)	11,581	14,631
Bapcor, Ltd.	93,292	400,296
1	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Australia (continued)
Base Resources, Ltd.	100,127	$14,234
Beach Energy, Ltd.	341,995	342,537
Beacon Lighting Group, Ltd.	18,647	21,726
Bega Cheese, Ltd.	89,005	172,947
Bell Financial Group, Ltd.	43,704	29,988
Bellevue Gold, Ltd. (A)	310,090	337,349
Betmakers Technology Group, Ltd. (A)	22,863	1,554
Bigtincan Holdings, Ltd. (A)	99,441	25,078
Boral, Ltd. (A)	87,279	265,623
Boss Energy, Ltd. (A)	85,914	192,273
Bravura Solutions, Ltd.	150,405	74,958
Breville Group, Ltd.	27,013	428,311
Brickworks, Ltd.	19,501	344,253
Capitol Health, Ltd.	292,400	42,631
Capral, Ltd.	7,205	37,290
Capricorn Metals, Ltd. (A)	92,082	269,900
Carnarvon Energy, Ltd. (A)	422,815	43,574
Cash Converters International, Ltd.	122,755	17,901
Catapult Group International, Ltd. (A)	16,337	11,529
Cedar Woods Properties, Ltd.	19,145	66,461
Challenger, Ltd.	31,864	139,669
Champion Iron, Ltd.	62,349	242,997
Civmec, Ltd.	40,300	23,848
Clean Seas Seafood, Ltd. (A)	23,080	7,100
ClearView Wealth, Ltd.	34,533	12,318
Clinuvel Pharmaceuticals, Ltd.	12,708	157,915
Clover Corp., Ltd.	51,463	34,251
Cobalt Blue Holdings, Ltd. (A)	8,655	1,710
Codan, Ltd.	30,933	157,049
COG Financial Services, Ltd.	19,816	17,412
Cogstate, Ltd. (A)	16,116	15,649
Collins Foods, Ltd.	35,727	228,384
Cooper Energy, Ltd. (A)	756,946	58,784
Core Lithium, Ltd. (A)	89,718	22,791
Corporate Travel Management, Ltd.	35,427	425,897
Costa Group Holdings, Ltd.	135,153	248,685
Credit Corp. Group, Ltd.	19,524	269,106
CSR, Ltd.	149,148	566,827
Danakali, Ltd. (A)(B)	17,023	4,522
Data#3, Ltd.	50,636	242,372
De Grey Mining, Ltd. (A)	384,097	353,330
Deep Yellow, Ltd. (A)	54,202	30,952
Deterra Royalties, Ltd.	16,671	47,759
Develop Global, Ltd. (A)	6,759	12,302
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	2

	Shares	Value
Australia (continued)
Dicker Data, Ltd.	16,832	$107,456
Domain Holdings Australia, Ltd.	94,999	235,386
Downer EDI, Ltd.	156,303	431,327
Eagers Automotive, Ltd.	41,786	431,176
Earlypay, Ltd.	42,680	5,918
Elanor Investor Group	27,964	28,827
Elders, Ltd.	53,058	220,529
Element 25, Ltd. (A)	13,560	3,608
Emeco Holdings, Ltd.	116,009	49,450
Emerald Resources NL (A)	64,988	99,492
EML Payments, Ltd. (A)	79,307	58,019
Energy World Corp., Ltd. (A)(B)	328,859	6,712
Enero Group, Ltd.	10,415	10,503
EQT Holdings, Ltd.	9,048	158,937
Estia Health, Ltd.	67,959	133,103
Eureka Group Holdings, Ltd.	19,136	5,633
European Lithium, Ltd. (A)	238,993	11,004
Euroz Hartleys Group, Ltd.	44,464	29,366
EVT, Ltd.	33,412	263,282
Fiducian Group, Ltd.	1,107	4,374
Finbar Group, Ltd. (A)	71,892	28,847
Firefinch, Ltd. (A)(B)	160,759	20,833
FleetPartners Group, Ltd. (A)	101,873	193,409
Fleetwood, Ltd. (A)	32,879	45,503
Flight Centre Travel Group, Ltd. (A)	43,904	598,085
Frontier Digital Ventures, Ltd. (A)	57,371	13,912
G8 Education, Ltd.	240,494	175,761
Galan Lithium, Ltd. (A)	63,662	30,340
Generation Development Group, Ltd.	17,607	16,050
Genesis Minerals, Ltd. (A)	63,297	65,472
Gold Road Resources, Ltd.	285,121	325,059
GR Engineering Services, Ltd.	6,821	10,271
GrainCorp, Ltd., Class A	73,111	344,345
Grange Resources, Ltd.	200,708	58,901
GUD Holdings, Ltd.	49,539	387,587
GWA Group, Ltd.	68,070	84,620
Hansen Technologies, Ltd.	58,148	206,136
Harvey Norman Holdings, Ltd.	101,226	264,045
Healius, Ltd.	144,876	262,296
Helia Group, Ltd.	120,934	303,196
Helloworld Travel, Ltd.	23,085	47,792
Highfield Resources, Ltd. (A)	45,811	12,734
Horizon Oil, Ltd.	11,332	1,170
HUB24, Ltd.	21,626	449,827
3	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Australia (continued)
Humm Group, Ltd.	132,349	$37,267
Iluka Resources, Ltd.	50,745	278,009
Imdex, Ltd.	159,638	167,218
Infomedia, Ltd.	133,827	145,509
Inghams Group, Ltd.	113,255	254,538
Insignia Financial, Ltd.	169,263	283,191
Integral Diagnostics, Ltd.	60,871	117,944
InvoCare, Ltd.	37,308	302,608
Ioneer, Ltd. (A)	466,451	72,100
IPH, Ltd.	60,477	297,543
IRESS, Ltd.	61,000	251,895
IVE Group, Ltd.	39,068	53,044
JB Hi-Fi, Ltd.	9,461	279,071
Johns Lyng Group, Ltd.	56,477	233,629
Jumbo Interactive, Ltd.	11,374	112,513
Jupiter Mines, Ltd.	455,380	60,265
Karoon Energy, Ltd. (A)	182,511	282,037
Kelsian Group, Ltd.	43,091	175,639
Kogan.com, Ltd. (A)	15,803	55,330
Lark Distilling Company, Ltd. (A)	3,102	3,105
Liberty Financial Group, Ltd.	3,600	8,670
Lifestyle Communities, Ltd.	25,616	287,190
Link Administration Holdings, Ltd.	165,552	143,118
Lovisa Holdings, Ltd.	17,691	255,260
Lycopodium, Ltd.	4,375	29,060
MA Financial Group, Ltd.	20,932	64,555
Macmahon Holdings, Ltd.	496,385	51,209
Macquarie Technology Group, Ltd. (A)	1,620	70,130
Mader Group, Ltd.	4,772	23,244
Magellan Financial Group, Ltd.	25,330	146,087
MaxiPARTS, Ltd.	6,629	12,668
Mayne Pharma Group, Ltd.	23,804	56,522
McMillan Shakespeare, Ltd.	23,521	270,756
Megaport, Ltd. (A)	5,618	43,637
Mesoblast, Ltd. (A)	86,396	27,880
Metals X, Ltd. (A)	195,027	36,387
Metcash, Ltd.	218,071	525,854
Michael Hill International, Ltd.	16,258	9,740
Michael Hill International, Ltd. (New Zealand Exchange)	43,259	26,216
MMA Offshore, Ltd. (A)	92,633	79,514
Monadelphous Group, Ltd.	29,579	279,495
Monash IVF Group, Ltd.	129,690	104,795
Mount Gibson Iron, Ltd. (A)	210,281	61,032
Myer Holdings, Ltd.	192,016	83,105
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	4

	Shares	Value
Australia (continued)
MyState, Ltd.	28,796	$61,170
Nanosonics, Ltd. (A)	71,381	192,793
Navigator Global Investments, Ltd.	51,211	47,898
Neometals, Ltd. (A)	33,926	11,160
Netwealth Group, Ltd.	30,596	295,698
New Hope Corp., Ltd.	137,643	499,275
Newcrest Mining, Ltd.	14,910	248,279
nib holdings, Ltd.	117,095	629,346
Nick Scali, Ltd.	23,090	186,501
Nickel Industries, Ltd.	334,194	170,713
Nine Entertainment Company Holdings, Ltd.	279,774	371,143
Novonix, Ltd. (A)	46,257	29,421
NRW Holdings, Ltd.	180,255	320,957
Nufarm, Ltd.	118,255	395,402
Objective Corp., Ltd.	4,348	35,138
OceanaGold Corp.	233,573	504,761
OFX Group, Ltd. (A)	95,044	106,022
Omni Bridgeway, Ltd. (A)	95,000	128,835
oOh!media, Ltd.	154,139	145,188
OreCorp, Ltd. (A)	20,841	6,763
Orora, Ltd.	284,629	662,743
Pacific Current Group, Ltd.	16,873	121,124
Pacific Smiles Group, Ltd.	11,867	11,237
Pact Group Holdings, Ltd. (A)	33,533	15,802
Paladin Energy, Ltd. (A)	720,077	391,217
Panoramic Resources, Ltd. (A)	572,837	17,454
Pantoro, Ltd. (A)	705,904	22,800
Peet, Ltd.	115,617	90,661
Peninsula Energy, Ltd. (A)	98,506	5,788
PeopleIN, Ltd.	16,482	21,844
Perenti, Ltd. (A)	186,413	127,703
Perpetual, Ltd.	31,074	421,910
Perseus Mining, Ltd.	406,388	492,627
PEXA Group, Ltd. (A)	29,724	220,748
Pinnacle Investment Management Group, Ltd.	31,541	189,847
Platinum Asset Management, Ltd.	139,628	128,920
PointsBet Holdings, Ltd. (A)	41,968	44,035
Praemium, Ltd. (A)	110,359	51,382
Premier Investments, Ltd.	19,173	317,498
Probiotec, Ltd.	4,196	7,299
Propel Funeral Partners, Ltd.	9,089	26,066
PSC Insurance Group, Ltd.	27,514	91,859
PWR Holdings, Ltd.	26,246	183,790
QANTM Intellectual Property, Ltd.	11,929	7,435
5	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Australia (continued)
Ramelius Resources, Ltd.	291,476	$257,899
ReadyTech Holdings, Ltd. (A)	11,234	26,283
Red 5, Ltd. (A)	1,089,896	172,079
Redbubble, Ltd. (A)	56,271	21,165
Regis Healthcare, Ltd.	40,833	67,079
Regis Resources, Ltd. (A)	227,903	236,888
Resolute Mining, Ltd. (A)	679,286	162,246
Retail Food Group, Ltd. (A)	331,273	10,726
Ridley Corp., Ltd.	94,684	132,204
RPMGlobal Holdings, Ltd. (A)	61,685	65,630
Sandfire Resources, Ltd. (A)	161,825	693,518
Select Harvests, Ltd.	45,123	122,427
Servcorp, Ltd.	13,949	27,112
Service Stream, Ltd.	194,862	113,238
Seven West Media, Ltd. (A)	295,535	57,399
SG Fleet Group, Ltd.	39,363	66,722
Shaver Shop Group, Ltd.	21,893	16,141
Sigma Healthcare, Ltd.	333,871	172,862
Silver Lake Resources, Ltd. (A)	319,504	202,268
Silver Mines, Ltd. (A)	100,705	11,986
Sims, Ltd.	51,011	502,591
SmartGroup Corp., Ltd.	40,678	226,039
SolGold PLC (A)	193,333	36,763
Solvar, Ltd.	61,469	51,075
Southern Cross Electrical Engineering, Ltd.	43,054	22,144
Southern Cross Media Group, Ltd.	84,254	42,173
SRG Global, Ltd.	95,903	44,059
St. Barbara, Ltd. (A)	252,512	32,697
Strandline Resources, Ltd. (A)	154,105	17,418
Strike Energy, Ltd. (A)	276,251	68,650
Super Retail Group, Ltd.	43,131	361,095
Superloop, Ltd. (A)	117,047	53,324
Symbio Holdings, Ltd.	15,935	25,513
Syrah Resources, Ltd. (A)	215,425	80,290
Tabcorp Holdings, Ltd.	586,760	415,359
Technology One, Ltd.	36,764	365,703
Temple & Webster Group, Ltd. (A)	23,096	107,554
Ten Sixty Four, Ltd. (B)	77,809	28,737
Terracom, Ltd.	98,531	30,177
The Reject Shop, Ltd. (A)	7,826	27,568
The Star Entertainment Group, Ltd. (A)	408,692	263,522
Tyro Payments, Ltd. (A)	105,098	95,832
United Malt Grp, Ltd. (A)	78,602	250,532
Viva Energy Group, Ltd. (C)	149,695	301,579
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	6

	Shares	Value
Australia (continued)
Webjet, Ltd. (A)	115,598	$520,001
West African Resources, Ltd. (A)	294,711	162,095
Westgold Resources, Ltd. (A)	150,966	157,259
Widgie Nickel, Ltd. (A)	8,042	1,012
Wiluna Mining Corp., Ltd. (A)(B)	10,005	266
Xanadu Mines, Ltd. (A)	6,468	401
Zip Company, Ltd. (A)	91,773	18,382
Austria 1.5%		9,116,545
Addiko Bank AG (A)	1,199	16,885
Agrana Beteiligungs AG	5,107	86,393
ams AG (A)	77,810	545,383
ANDRITZ AG	20,000	1,062,405
AT&S Austria Technologie & Systemtechnik AG	7,395	263,474
BAWAG Group AG (A)(C)	19,590	922,939
CA Immobilien Anlagen AG	9,901	328,363
DO & Company AG	2,399	279,258
EVN AG	9,287	229,905
Fabasoft AG	1,301	25,469
FACC AG (A)	6,411	43,768
IMMOFINANZ AG (A)	4,416	85,085
Kapsch TrafficCom AG (A)	2,742	30,445
Kontron AG	14,916	324,681
Lenzing AG (A)	5,066	240,307
Mayr Melnhof Karton AG	2,545	360,515
Oesterreichische Post AG	5,671	195,300
Palfinger AG	4,501	120,081
POLYTEC Holding AG	4,411	21,282
Porr AG	4,862	63,520
Raiffeisen Bank International AG (A)	30,552	438,514
RHI Magnesita NV	5,454	193,444
RHI Magnesita NV (London Stock Exchange)	5,892	211,027
Rosenbauer International AG (A)	1,314	44,145
Schoeller-Bleckmann Oilfield Equipment AG	3,321	184,605
Semperit AG Holding	3,014	71,934
Telekom Austria AG (A)	32,504	243,823
UBM Development AG	1,455	33,886
UNIQA Insurance Group AG	38,465	309,656
Vienna Insurance Group AG	10,058	269,631
voestalpine AG	32,182	940,336
Wienerberger AG	31,479	866,507
Zumtobel Group AG	8,422	63,579
Belgium 1.5%		9,124,671
Ackermans & van Haaren NV	6,930	1,090,809
7	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Belgium (continued)
AGFA-Gevaert NV (A)	41,215	$94,077
Atenor	1,552	32,222
Azelis Group NV	2,996	66,430
Barco NV	21,791	467,739
Bekaert SA	10,307	488,723
bpost SA	25,672	120,857
Cie d’Entreprises CFE	2,358	20,622
Deceuninck NV	22,742	56,660
Deme Group NV	2,358	275,885
Econocom Group SA/NV	34,770	105,010
Etablissements Franz Colruyt NV	13,902	530,150
Euronav NV	64,024	1,115,079
EVS Broadcast Equipment SA	4,231	113,918
Fagron	19,779	352,872
Galapagos NV (A)	10,447	394,873
Gimv NV	6,784	311,612
Greenyard NV (A)	986	6,737
Immobel SA	1,341	48,738
Ion Beam Applications	5,822	76,635
Jensen-Group NV	1,485	52,627
Kinepolis Group NV	4,120	195,692
Lotus Bakeries NV	111	874,872
Melexis NV	5,920	558,264
Ontex Group NV (A)	17,990	145,569
Orange Belgium SA (A)	5,254	76,954
Proximus SADP	34,603	261,531
Recticel SA	14,101	154,773
Sipef NV	2,118	125,797
Tessenderlo Group SA	6,238	193,416
Van de Velde NV	2,367	85,486
VGP NV	2,286	238,658
Viohalco SA	18,237	138,329
What’s Cooking BV	191	15,935
X-Fab Silicon Foundries SE (A)(C)	20,933	237,120
Bermuda 0.2%		1,006,727
Hiscox, Ltd.	78,654	992,390
Northern Ocean, Ltd. (A)	11,312	14,337
Cambodia 0.0%		179,754
NagaCorp, Ltd. (A)	352,534	179,754
Canada 11.2%		68,593,457
5N Plus, Inc. (A)	38,389	100,007
Acadian Timber Corp.	3,534	48,203
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	8

	Shares	Value
Canada (continued)
Advantage Energy, Ltd. (A)	62,206	$443,342
Aecon Group, Inc.	21,101	178,653
Africa Oil Corp.	10,700	25,736
Ag Growth International, Inc.	5,425	237,002
AGF Management, Ltd., Class B	20,293	119,397
Aimia, Inc. (A)	22,533	54,031
AirBoss of America Corp.	4,809	18,899
Alamos Gold, Inc., Class A	125,805	1,618,185
Alaris Equity Partners Income	6,113	69,174
Algoma Central Corp.	5,552	61,840
Altius Minerals Corp.	13,308	217,072
Altus Group, Ltd.	13,736	529,027
Americas Gold & Silver Corp. (A)	8,321	3,572
Amerigo Resources, Ltd.	49,100	51,963
Andlauer Healthcare Group, Inc.	4,695	152,886
Andrew Peller, Ltd., Class A	11,193	35,289
Aritzia, Inc. (A)	29,438	540,307
Ascot Resources, Ltd. (A)	44,475	15,799
Atco, Ltd., Class I	23,107	637,871
Athabasca Oil Corp. (A)	150,957	418,953
ATS Corp. (A)	24,691	1,107,733
Aurora Cannabis, Inc. (A)	11,162	5,535
AutoCanada, Inc. (A)	7,343	146,132
B2Gold Corp.	340,898	1,049,538
Badger Infrastructure Solutions, Ltd.	11,458	300,951
Ballard Power Systems, Inc. (A)	48,471	204,115
Bausch Health Companies, Inc. (A)	59,355	495,504
Baytex Energy Corp. (A)	162,450	661,246
Birch Mountain Resources, Ltd. (A)(B)	11,200	1
Birchcliff Energy, Ltd.	86,693	535,736
Bird Construction, Inc.	15,285	123,642
Black Diamond Group, Ltd.	17,717	81,950
BlackBerry, Ltd. (A)	75,502	421,318
BMTC Group, Inc.	4,096	46,047
Bombardier, Inc., Class A (A)	816	33,463
Bombardier, Inc., Class B (A)	25,373	1,035,050
Bonterra Energy Corp. (A)	1,314	7,089
Boralex, Inc., Class A	29,396	713,145
Boyd Group Services, Inc.	6,239	1,125,209
Bridgemarq Real Estate Services	2,800	29,633
Brookfield Infrastructure Corp., Class A	4,884	189,837
Calian Group, Ltd.	3,839	150,213
Canaccord Genuity Group, Inc.	33,536	211,213
Canacol Energy, Ltd.	7,454	63,441
9	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
Canada Goose Holdings, Inc. (A)	15,792	$248,708
Canadian Western Bank	29,399	572,010
Canfor Corp. (A)	17,927	275,698
Capital Power Corp.	35,405	1,065,661
Capstone Copper Corp. (A)	171,933	800,369
Cardinal Energy, Ltd.	41,663	222,622
Cargojet, Inc.	540	38,402
Cascades, Inc.	25,515	240,006
Celestica, Inc. (A)	34,767	810,510
Celestica, Inc. (New York Stock Exchange) (A)	2,400	55,944
Centerra Gold, Inc.	49,616	297,799
CES Energy Solutions Corp.	87,804	239,135
China Gold International Resources Corp., Ltd.	90,882	380,020
CI Financial Corp.	57,939	743,533
Cogeco Communications, Inc.	4,730	233,489
Cogeco, Inc.	1,492	55,210
Colliers International Group, Inc.	4,921	568,544
Computer Modelling Group, Ltd.	26,233	168,519
Conifex Timber, Inc. (A)	4,700	4,174
Corby Spirit and Wine, Ltd.	5,444	61,402
Corus Entertainment, Inc., B Shares	72,507	72,979
Crescent Point Energy Corp.	157,296	1,294,502
Crescent Point Energy Corp. (New York Stock Exchange)	20,800	170,976
Crew Energy, Inc. (A)	22,300	104,799
Cronos Group, Inc. (A)	31,132	63,821
Definity Financial Corp.	3,282	90,308
Denison Mines Corp. (A)	242,897	341,551
Dexterra Group, Inc.	10,134	43,050
Doman Building Materials Group, Ltd.	27,055	155,578
Dorel Industries, Inc., Class B (A)	8,944	39,186
DREAM Unlimited Corp., Class A	7,615	119,759
Dundee Precious Metals, Inc.	69,633	449,378
Dye & Durham, Ltd.	4,330	57,810
Dynacor Group, Inc.	9,900	23,373
ECN Capital Corp.	39,234	76,946
E-L Financial Corp., Ltd.	574	395,921
Eldorado Gold Corp. (A)	61,906	591,479
Endeavour Silver Corp. (A)	36,791	104,829
Endeavour Silver Corp. (New York Stock Exchange) (A)	1,400	3,990
Enerflex, Ltd.	34,331	211,901
Enerplus Corp.	71,048	1,215,156
Enghouse Systems, Ltd.	14,691	333,244
Ensign Energy Services, Inc. (A)	50,538	115,199
EQB, Inc.	8,012	461,259
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	10

	Shares	Value
Canada (continued)
Equinox Gold Corp. (A)	76,791	$387,024
ERO Copper Corp. (A)	15,656	323,849
Evertz Technologies, Ltd.	10,517	99,473
Exchange Income Corp.	6,091	218,135
Exco Technologies, Ltd.	7,690	44,904
Extendicare, Inc.	26,908	128,446
Fiera Capital Corp.	24,267	108,117
Finning International, Inc.	45,584	1,431,416
Firm Capital Mortgage Investment Corp.	7,600	60,409
First Majestic Silver Corp.	74,599	457,686
First Majestic Silver Corp. (New York Stock Exchange)	3,855	23,631
First Mining Gold Corp. (A)	127,000	13,159
First National Financial Corp.	5,098	141,108
Fission Uranium Corp. (A)	139,747	77,568
Fortuna Silver Mines, Inc. (A)	91,343	283,926
Fraser Papers Holdings, Inc. (A)(B)	4,800	0
Freehold Royalties, Ltd.	42,409	451,333
Frontera Energy Corp. (A)	15,044	115,569
Galiano Gold, Inc. (A)	31,531	20,069
Gamehost, Inc.	6,100	39,728
GDI Integrated Facility Services, Inc. (A)	4,900	154,485
Gear Energy, Ltd.	35,000	21,758
Gibson Energy, Inc.	47,759	718,223
goeasy, Ltd.	3,130	292,476
GoGold Resources, Inc. (A)	53,900	59,038
GoldMining, Inc. (A)	22,500	19,649
GoldMoney, Inc. (A)	3,599	24,638
Gran Tierra Energy, Inc. (A)	13,113	84,819
Guardian Capital Group, Ltd., Class A	6,700	200,747
H2O Innovation, Inc. (A)	6,200	12,985
Hanfeng Evergreen, Inc. (A)(B)	3,700	6
Headwater Exploration, Inc.	63,768	338,378
Heroux-Devtek, Inc. (A)	9,392	110,310
High Liner Foods, Inc.	6,893	60,451
HLS Therapeutics, Inc.	2,600	8,948
Home Capital Group, Inc.	13,702	448,824
Hudbay Minerals, Inc.	94,803	471,489
IAMGOLD Corp. (A)	165,425	410,135
Illumin Holdings, Inc. (A)	3,180	4,448
Imperial Metals Corp. (A)	22,308	40,449
Information Services Corp.	4,400	78,804
Innergex Renewable Energy, Inc.	45,941	438,262
InPlay Oil Corp.	8,571	16,683
Interfor Corp. (A)	17,329	292,408
11	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
International Petroleum Corp. (A)	1,489	$13,962
International Petroleum Corp. (Nasdaq Stockholm Exchange) (A)	25,984	244,770
Jamieson Wellness, Inc. (C)	14,063	268,000
Journey Energy, Inc. (A)	6,200	25,833
K92 Mining, Inc. (A)	12,008	56,787
KAB Distribution, Inc. (A)(B)	18,405	0
Karora Resources, Inc. (A)	39,895	138,770
K-Bro Linen, Inc.	3,186	82,503
Kelt Exploration, Ltd. (A)	56,755	294,864
Keyera Corp.	3,977	98,248
Kinaxis, Inc. (A)	1,517	187,009
Knight Therapeutics, Inc. (A)	36,489	123,412
KP Tissue, Inc.	5,100	38,310
Labrador Iron Ore Royalty Corp.	17,767	413,012
Largo, Inc. (A)	6,650	21,753
Lassonde Industries, Inc., Class A	1,100	107,582
Laurentian Bank of Canada	14,755	401,307
Leon’s Furniture, Ltd.	7,854	110,440
Lightspeed Commerce, Inc. (A)	40,760	665,457
Lightstream Resources, Ltd. (A)(B)	75,972	0
Linamar Corp.	14,016	735,550
Logan Energy Corp. (A)	7,882	6,067
Logistec Corp., Class B	400	20,056
Lucara Diamond Corp. (A)	124,430	44,202
Lundin Gold, Inc.	26,200	314,121
MAG Silver Corp. (A)	1,117	12,714
Magellan Aerospace Corp.	8,083	43,131
Mainstreet Equity Corp. (A)	1,822	181,458
Major Drilling Group International, Inc. (A)	28,074	180,761
Mandalay Resources Corp. (A)	8,000	9,295
Manitok Energy, Inc. (A)(B)	167	0
Maple Leaf Foods, Inc.	25,433	547,547
Marathon Gold Corp. (A)	15,600	8,890
Martinrea International, Inc.	24,832	251,040
MDA, Ltd. (A)	1,077	8,242
Medical Facilities Corp.	10,930	75,633
MEG Energy Corp. (A)	60,238	1,077,526
Melcor Developments, Ltd.	4,800	41,989
Methanex Corp.	17,137	729,261
Morguard Corp.	1,478	112,283
MTY Food Group, Inc.	7,115	348,115
Mullen Group, Ltd.	28,188	298,319
Neighbourly Pharmacy, Inc.	900	10,231
Neo Performance Materials, Inc.	3,800	25,901
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	12

	Shares	Value
Canada (continued)
New Gold, Inc. (A)	218,451	$231,191
New Pacific Metals Corp. (A)	2,211	5,645
NFI Group, Inc.	22,816	208,539
North American Construction Group, Ltd.	9,537	236,096
Nuvei Corp. (C)	9,154	165,235
NuVista Energy, Ltd. (A)	54,105	496,523
Obsidian Energy, Ltd. (A)	2,964	20,971
Onex Corp.	7,984	493,328
Optiva, Inc. (A)	400	1,560
Orbite Technologies, Inc. (A)(B)	105,500	0
Organigram Holdings, Inc. (A)	8,800	14,654
Organigram Holdings, Inc. (Nasdaq Exchange) (A)	5,900	9,676
Orla Mining, Ltd. (A)	24,669	117,576
Orla Mining, Ltd. (NYSE American Exchange) (A)	11,612	55,273
Osisko Gold Royalties, Ltd.	52,210	697,833
Osisko Mining, Inc. (A)	62,228	129,872
Paramount Resources, Ltd., Class A	25,405	588,497
Parex Resources, Inc.	36,804	696,476
Park Lawn Corp.	12,127	200,501
Parkland Corp.	49,512	1,309,988
Pason Systems, Inc.	27,155	279,348
Peyto Exploration & Development Corp.	54,568	506,830
PHX Energy Services Corp.	11,019	64,587
Pine Cliff Energy, Ltd.	23,500	24,870
Pipestone Energy Corp. (A)	12,600	21,261
Pizza Pizza Royalty Corp.	9,276	100,572
Polaris Renewable Energy, Inc.	7,043	75,319
Pollard Banknote, Ltd.	3,690	71,714
PolyMet Mining Corp. (A)	2,025	4,046
PrairieSky Royalty, Ltd.	61,894	1,184,103
Precision Drilling Corp. (A)	4,054	267,416
Premium Brands Holdings Corp.	13,707	1,053,792
Quarterhill, Inc.	40,708	44,588
Questerre Energy Corp., Class A (A)	41,900	6,512
Real Matters, Inc. (A)	18,312	92,563
RF Capital Group, Inc. (A)	1,826	9,325
Richelieu Hardware, Ltd.	18,054	578,685
Rogers Sugar, Inc.	34,211	145,584
Roots Corp. (A)	3,881	8,473
Russel Metals, Inc.	19,186	570,667
Savaria Corp.	16,877	201,095
Seabridge Gold, Inc. (A)	15,351	180,186
Secure Energy Services, Inc.	90,776	502,520
ShawCor, Ltd. (A)	22,609	311,727
13	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada (continued)
Sienna Senior Living, Inc.	26,699	$231,976
SilverCrest Metals, Inc. (A)	13,258	65,642
Sleep Country Canada Holdings, Inc. (C)	11,709	214,388
SNC-Lavalin Group, Inc.	55,234	1,799,847
Spartan Delta Corp.	3,941	12,308
Spin Master Corp. (C)	10,054	267,497
Sprott, Inc.	7,199	239,434
Stelco Holdings, Inc.	12,062	345,470
Stella-Jones, Inc.	19,006	922,590
Superior Plus Corp.	56,857	429,626
Supremex, Inc.	4,000	13,706
Taiga Building Products, Ltd. (A)	5,000	10,509
Tamarack Valley Energy, Ltd.	99,174	267,899
Taseko Mines, Ltd. (A)	90,702	130,226
TELUS Corp.	10,668	187,353
TerraVest Industries, Inc.	1,900	49,848
The North West Company, Inc.	17,130	386,667
Tidewater Midstream and Infrastructure, Ltd.	97,265	77,743
Tilray Brands, Inc. (A)	320	943
Timbercreek Financial Corp.	29,474	158,582
Topaz Energy Corp.	5,326	85,613
Torex Gold Resources, Inc. (A)	30,780	355,592
Total Energy Services, Inc.	14,706	102,306
Touchstone Exploration, Inc. (A)	10,000	9,473
TransAlta Corp.	73,756	707,975
TransAlta Renewables, Inc.	34,439	335,163
Transcontinental, Inc., Class A	23,552	230,605
Trican Well Service, Ltd.	65,626	232,158
Tricon Residential, Inc.	70,437	597,401
Triple Flag Precious Metals Corp.	8,780	121,901
Trisura Group, Ltd. (A)	12,393	293,958
Vecima Networks, Inc.	1,797	22,875
Vermilion Energy, Inc.	49,824	725,678
VersaBank	2,000	17,022
Victoria Gold Corp. (A)	4,906	24,835
Vitalhub Corp. (A)	5,800	11,761
Wajax Corp.	6,547	136,250
Wall Financial Corp.	1,600	22,025
Wesdome Gold Mines, Ltd. (A)	48,161	301,184
Western Copper & Gold Corp. (A)	42,400	62,759
Western Forest Products, Inc.	105,142	73,145
Westshore Terminals Investment Corp.	14,844	319,577
Whitecap Resources, Inc.	72,508	592,964
WildBrain, Ltd. (A)	20,697	27,725
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	14

	Shares	Value
Canada (continued)
Winpak, Ltd.	10,636	$314,467
Yellow Pages, Ltd.	3,166	28,820
Zenith Capital Corp. (A)	5,300	742
Chile 0.0%		9,686
Marimaca Copper Corp. (A)	3,200	9,686
China 0.0%		88,294
AustAsia Group, Ltd. (A)	17,524	4,959
Bund Center Investment, Ltd.	55,500	18,455
Fosun Tourism Group (A)(C)	36,000	36,931
KRP Development Holdings, Ltd. (A)	45,000	5,690
Xingye Alloy Materials Group, Ltd. (A)	176,000	22,259
Cyprus 0.0%		4,909
SD Standard ETC PLC (A)	28,377	4,909
Denmark 2.6%		16,139,351
ALK-Abello A/S (A)	37,407	444,464
Alm Brand A/S	267,959	442,881
Ambu A/S, Class B (A)	25,818	311,993
Bang & Olufsen A/S (A)	32,663	42,876
Bavarian Nordic A/S (A)	22,184	492,459
Better Collective A/S (A)	8,719	200,193
Brodrene Hartmann A/S (A)	865	36,971
CBrain A/S	1,665	43,205
Chemometec A/S (A)	4,183	256,009
Columbus A/S	26,124	24,183
D/S Norden A/S	6,126	293,996
Dfds A/S	11,648	389,507
FLSmidth & Company A/S	17,547	800,613
Fluegger Group A/S	225	10,280
GN Store Nord A/S (A)	22,821	466,058
H Lundbeck A/S	81,954	415,152
H Lundbeck A/S, A Shares	4,749	21,183
H+H International A/S, Class B (A)	5,314	54,944
Harboes Bryggeri A/S, Class B (A)	1,452	14,578
ISS A/S	45,674	810,737
Jeudan A/S	3,010	106,498
Jyske Bank A/S (A)	14,735	1,047,861
Matas A/S	11,335	175,319
MT Hoejgaard Holding A/S (A)	339	4,930
Netcompany Group A/S (A)(C)	9,519	360,216
Nilfisk Holding A/S (A)	3,779	73,923
NKT A/S (A)	16,413	888,243
NNIT A/S (A)(C)	4,314	50,720
15	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Denmark (continued)
North Media AS	2,487	$22,405
NTG Nordic Transport Group A/S (A)	2,271	124,411
Parken Sport & Entertainment A/S	1,870	34,031
Per Aarsleff Holding A/S	6,442	311,264
Ringkjoebing Landbobank A/S	8,819	1,305,399
ROCKWOOL A/S, A Shares	85	21,635
ROCKWOOL A/S, B Shares	597	152,366
Royal Unibrew A/S	16,664	1,461,335
RTX A/S (A)	2,997	41,473
Scandinavian Tobacco Group A/S (C)	17,106	259,827
Schouw & Company A/S	4,219	309,682
SimCorp A/S	8,435	896,858
Solar A/S, B Shares	1,722	116,651
SP Group A/S	1,662	49,179
Spar Nord Bank A/S	27,617	416,767
Sparekassen Sjaelland-Fyn A/S	3,904	105,571
Sydbank A/S	18,215	855,551
TCM Group A/S (A)	1,441	13,508
Tivoli A/S	691	72,744
Topdanmark A/S	14,308	677,132
UIE PLC	5,980	158,588
Vestjysk Bank A/S	25,591	13,592
Zealand Pharma A/S (A)	11,790	439,390
Faeroe Islands 0.0%		31,197
BankNordik P/F	1,415	31,197
Finland 2.0%		12,311,012
Aktia Bank OYJ	15,719	161,802
Alma Media OYJ	11,325	110,718
Anora Group OYJ	2,753	13,992
Apetit OYJ	1,524	19,982
Aspo OYJ	5,505	36,418
Atria OYJ	4,132	43,686
Bittium OYJ	10,462	45,763
Cargotec OYJ, B Shares	12,834	602,461
Caverion OYJ	9,892	93,352
Citycon OYJ (A)	21,062	129,391
Digia OYJ	7,562	47,377
Enento Group OYJ (A)(C)	5,041	123,494
EQ OYJ	1,165	22,996
Finnair OYJ (A)	205,747	115,027
Fiskars OYJ ABP	9,083	169,981
F-Secure OYJ	33,411	86,273
Gofore OYJ	789	18,303
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	16

	Shares	Value
Finland (continued)
Harvia OYJ	3,999	$99,480
Huhtamaki OYJ	25,607	879,597
Ilkka OYJ	9,901	32,840
Incap OYJ (A)	2,230	24,128
Kamux Corp.	8,572	56,804
Kemira OYJ	33,664	532,838
Kojamo OYJ	30,929	308,266
Konecranes OYJ	16,563	571,711
Lassila & Tikanoja OYJ	9,775	104,810
Marimekko OYJ	7,820	94,521
Metsa Board OYJ, A Shares	1,067	10,275
Metsa Board OYJ, B Shares	44,791	357,737
Musti Group OYJ (A)	8,683	192,394
Nokian Renkaat OYJ	32,261	279,489
Olvi OYJ, A Shares	4,942	166,084
Oma Saastopankki OYJ	1,470	33,668
Oriola OYJ, A Shares	8,342	10,527
Oriola OYJ, B Shares	36,684	37,591
Orion OYJ, Class A	8,076	332,826
Orion OYJ, Class B	14,494	592,377
Outokumpu OYJ	97,262	453,129
Pihlajalinna OYJ (A)	2,615	22,771
Ponsse OYJ	3,645	115,729
Puuilo OYJ	1,767	14,245
QT Group OYJ (A)	3,412	217,736
Raisio OYJ, V Shares	46,629	104,603
Rapala VMC OYJ	5,592	18,717
Revenio Group OYJ	5,577	142,586
Sanoma OYJ	21,566	165,994
Taaleri OYJ	2,201	22,970
Talenom OYJ	1,935	12,338
Teleste OYJ (A)	3,860	14,703
Terveystalo OYJ (C)	24,763	208,412
TietoEVRY OYJ	26,058	637,120
Tokmanni Group Corp.	13,828	204,758
Uponor OYJ	16,321	515,400
Vaisala OYJ, A Shares	5,709	225,945
Valmet OYJ	44,736	1,137,571
Verkkokauppa.com OYJ	6,156	18,766
Wartsila OYJ ABP	108,176	1,372,853
WithSecure OYJ (A)	33,411	37,825
YIT OYJ	36,025	87,862
17	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France 4.8%		$29,385,201
ABC arbitrage	2,890	19,114
AKWEL	2,819	45,014
ALD SA (C)	45,013	435,140
Altamir	5,040	145,364
Alten SA	7,824	1,111,522
Arkema SA	4,142	432,836
Assystem SA	2,021	98,538
Atos SE (A)	8,172	68,491
Aubay	920	42,619
Axway Software SA	2,311	59,385
Bastide le Confort Medical (A)	1,264	37,223
Beneteau SA	14,545	221,146
Bigben Interactive (A)	4,952	22,912
Boiron SA	1,579	88,869
Bonduelle SCA	4,122	49,103
Bourbon Corp. (A)(B)	1,464	0
Caisse Regionale de Credit Agricole Mutuel du Languedoc SCCV	121	6,823
Catana Group	5,106	40,366
CBo Territoria	8,257	31,691
Cegedim SA (A)	1,780	39,483
CGG SA (A)	213,187	167,976
Chargeurs SA	5,875	72,022
Cie des Alpes	7,675	108,273
Cie Plastic Omnium SE	17,801	312,278
Clariane SE	20,080	135,749
Coface SA	37,203	498,024
Derichebourg SA	29,544	161,281
Ekinops SAS (A)	3,234	24,529
Electricite de Strasbourg SA	351	36,821
Elior Group SA (A)(C)	42,759	95,805
Elis SA	58,984	1,125,713
Equasens	1,219	99,325
Eramet SA	2,605	199,498
Etablissements Maurel et Prom SA	21,880	104,653
Eurazeo SE	11,557	680,963
Eutelsat Communications SA	37,668	229,190
Exclusive Networks SA (A)	3,871	78,128
Exel Industries, A Shares	466	24,999
Fnac Darty SA	5,437	169,394
Foraco International SA (A)	20,584	28,030
Forvia SE (A)	42,729	905,645
Gaumont SA (A)	489	52,726
Gaztransport Et Technigaz SA	7,495	928,143
GEA	126	13,115
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	18

	Shares	Value
France (continued)
Genfit SA (A)	747	$2,682
GL Events	3,354	68,313
Groupe Crit	1,108	86,504
Guerbet	1,938	45,589
Haulotte Group SA (A)	3,951	13,258
ID Logistics Group (A)	849	221,154
Imerys SA	9,519	324,092
Infotel SA	1,413	78,788
Interparfums SA	3,092	204,211
IPSOS	15,145	757,908
Jacquet Metals SACA	3,847	74,942
JCDecaux SE (A)	19,042	353,394
Kaufman & Broad SA	4,342	125,169
La Francaise De L’energie SACA (A)	411	18,364
La Francaise des Jeux SAEM (C)	6,607	238,907
Laurent-Perrier	1,118	145,384
Lectra	2,697	86,208
Linedata Services	308	17,025
LISI	5,884	143,522
LNA Sante SA	2,041	63,611
Lumibird (A)	2,952	47,706
Maisons du Monde SA (C)	9,334	87,094
Manitou BF SA	4,031	105,762
Mersen SA	7,996	363,397
Metropole Television SA	7,648	104,791
Nacon SA (A)	3,217	5,496
Neoen SA (C)	9,289	278,607
Nexans SA	7,583	623,748
Nexity SA	11,669	193,486
NRJ Group	6,595	48,074
Oeneo SA	2,485	37,590
Pierre Et Vacances SA (A)	26,760	39,181
Prodways Group SA (A)	86	175
Quadient SA	9,179	189,011
Recylex SA (A)(B)	4,454	0
Rexel SA	60,634	1,421,690
Robertet SA	33	30,274
Rothschild & Company	10,848	454,421
Rubis SCA	27,615	673,250
Samse SA	285	56,690
Savencia SA	1,501	90,785
SCOR SE	43,968	1,367,053
SEB SA	5,039	553,109
Seche Environnement SA	847	110,735
19	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France (continued)
SES-imagotag SA (A)	148	$17,542
SMCP SA (A)(C)	9,812	63,804
Societe BIC SA	7,307	467,032
Societe LDC SADIR	493	69,278
Societe pour l’Informatique Industrielle	2,047	114,449
SOITEC (A)	6,129	1,120,281
Sopra Steria Group SACA	4,921	1,082,411
SPIE SA	37,460	1,121,446
Stef SA	1,253	149,665
Synergie SE	3,038	106,380
Technip Energies NV	35,184	814,288
Television Francaise 1	12,835	104,112
Thermador Groupe	2,018	185,353
Tikehau Capital SCA	9,962	237,512
Trigano SA	2,721	382,765
Ubisoft Entertainment SA (A)	23,219	702,135
Valeo SE	61,277	1,191,122
Vallourec SA (A)	38,555	515,232
Vantiva SA (A)	63,521	11,642
Verallia SA (C)	18,813	898,949
Vetoquinol SA	317	30,357
Vicat SA	5,979	201,580
VIEL & Cie SA	6,888	57,049
Virbac SA	1,189	354,260
Voltalia SA (A)	2,523	44,252
Vranken-Pommery Monopole SA	923	16,260
Wavestone	2,034	120,351
Xilam Animation SA (A)	268	6,625
Gabon 0.0%		43,814
Totalenergies EP Gabon	243	43,814
Georgia 0.1%		322,358
Georgia Capital PLC (A)	5,972	73,495
TBC Bank Group PLC	6,910	248,863
Germany 5.7%		35,123,880
1&1 AG	10,633	157,972
7C Solarparken AG	13,672	49,332
Adesso SE	836	104,604
Adtran Networks SE (A)	1,275	27,727
All for One Group SE	784	33,396
Allgeier SE	2,876	66,133
Amadeus Fire AG	1,891	230,731
Atoss Software AG	1,254	305,213
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	20

	Shares	Value
Germany (continued)
Aurubis AG	10,804	$893,369
Auto1 Group SE (A)(C)	18,155	152,073
Basler AG	3,699	55,763
BayWa AG	4,813	169,722
Bechtle AG	24,471	1,189,682
Bertrandt AG	2,111	105,274
Bijou Brigitte AG	1,526	57,896
Bilfinger SE	11,198	388,034
Borussia Dortmund GmbH & Company KGaA (A)	29,529	148,077
CANCOM SE	12,396	359,626
CECONOMY AG (A)	48,085	125,260
CENIT AG	2,412	36,062
Cewe Stiftung & Company KGAA	2,024	198,820
CompuGroup Medical SE & Company KGaA	8,422	393,596
CropEnergies AG	9,512	87,833
CTS Eventim AG & Company KGaA	14,749	917,515
Data Modul AG	635	37,511
Dermapharm Holding SE	5,347	255,629
Deutsche Beteiligungs AG	4,967	174,873
Deutsche Pfandbriefbank AG (C)	46,517	366,388
Deutz AG	29,998	140,748
DIC Asset AG	14,590	68,633
Dr. Hoenle AG (A)	1,598	34,808
Draegerwerk AG & Company KGaA	1,163	47,914
Duerr AG	18,706	557,597
DWS Group GmbH & Company KGaA (C)	5,589	192,516
Eckert & Ziegler Strahlen- und Medizintechnik AG	4,771	171,618
Elmos Semiconductor SE	2,704	195,462
ElringKlinger AG	9,007	59,213
Encavis AG (A)	35,041	536,681
Energiekontor AG	2,118	200,567
Evotec SE (A)	7,818	183,227
Fielmann Group AG	6,964	326,857
flatexDEGIRO AG (A)	12,744	111,567
FORTEC Elektronik AG	601	18,357
Fraport AG Frankfurt Airport Services Worldwide (A)	11,414	618,172
Freenet AG	39,484	945,561
FUCHS SE	9,623	315,882
GEA Group AG	25,035	987,215
Gerresheimer AG	10,784	1,399,760
Gesco SE	3,651	90,193
GFT Technologies SE	6,077	169,736
GRENKE AG	2,025	51,487
H&R GmbH & Company KGaA	6,074	32,718
21	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Germany (continued)
Hamburger Hafen und Logistik AG	9,289	$102,113
Hawesko Holding SE	828	31,793
Heidelberger Druckmaschinen AG (A)	90,943	127,667
HelloFresh SE (A)	37,077	1,194,923
Hensoldt AG	10,475	339,500
HOCHTIEF AG	6,930	739,833
Hornbach Holding AG & Company KGaA	3,072	241,574
HUGO BOSS AG	19,103	1,438,083
Indus Holding AG	7,265	174,380
Init Innovation in Traffic Systems SE	2,239	66,972
Instone Real Estate Group SE (C)	11,939	76,303
IVU Traffic Technologies AG	1,803	27,557
Jenoptik AG	18,413	539,073
JOST Werke SE (C)	4,614	237,991
K+S AG	45,391	852,436
KION Group AG	10,835	432,547
Kloeckner & Company SE	24,680	258,773
Knaus Tabbert AG	893	54,751
Koenig & Bauer AG (A)	4,359	70,188
Krones AG	4,487	485,873
KSB SE & Company KGaA	73	57,315
KWS Saat SE & Company KGaA	4,093	248,908
LANXESS AG	28,186	889,444
LEG Immobilien SE (A)	4,618	332,572
Leifheit AG	2,841	56,955
Manz AG (A)	1,315	21,197
Mediclin AG (A)	8,179	25,925
Medios AG (A)	1,073	17,337
METRO AG (A)	35,729	284,435
MLP SE	22,937	121,822
Nagarro SE (A)	2,762	207,900
New Work SE	869	92,867
Nexus AG	1,741	106,408
Norma Group SE	9,972	183,069
OHB SE	2,007	93,046
PATRIZIA SE	15,691	149,794
Pfeiffer Vacuum Technology AG	1,271	202,903
PNE AG	9,264	127,797
ProSiebenSat.1 Media SE	57,961	459,425
PSI Software SE	3,728	103,026
PVA TePla AG (A)	5,294	101,470
PWO AG	386	13,044
q.beyond AG (A)	10,199	7,726
R Stahl AG (A)	823	20,331
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	22

	Shares	Value
Germany (continued)
Rational AG	101	$76,937
SAF-Holland SE	11,092	138,114
Salzgitter AG	11,082	326,062
Scout24 SE (C)	1,493	102,848
Secunet Security Networks AG	413	99,390
SGL Carbon SE (A)	17,099	129,339
Siltronic AG	4,840	385,874
Sirius Real Estate, Ltd.	298,315	328,800
Sixt SE	4,442	473,556
SMA Solar Technology AG (A)	3,759	301,997
Software AG	17,078	590,861
Stabilus SE	8,285	464,827
Stemmer Imaging AG	270	9,249
STRATEC SE	1,576	85,073
Stroeer SE & Company KGaA	9,415	427,613
Suedzucker AG	22,841	368,466
SUESS MicroTec SE	6,541	153,036
Surteco Group SE	2,163	42,958
Synlab AG	2,086	21,316
Syzygy AG	471	2,095
TAG Immobilien AG (A)	46,798	530,506
Takkt AG	11,895	173,250
TeamViewer SE (A)(C)	44,499	824,718
Technotrans SE	2,893	59,724
thyssenkrupp AG	137,986	1,060,394
United Internet AG	4,975	95,668
USU Software AG	468	8,916
VERBIO Vereinigte BioEnergie AG	6,637	313,703
Vitesco Technologies Group AG (A)	4,520	356,769
Vivoryon Therapeutics NV (A)	1,006	13,351
Vossloh AG	3,151	141,933
Wacker Chemie AG	2,402	353,793
Wacker Neuson SE	10,307	227,661
Washtec AG	4,217	152,436
Westwing Group SE (A)	3,087	32,564
Wuestenrot & Wuerttembergische AG	8,786	146,264
Zeal Network SE	4,034	142,173
Gibraltar 0.0%		26,539
888 Holdings PLC (A)	16,454	26,539
Greece 0.0%		77,413
Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical Products (A)(B)	1,810	36
Okeanis Eco Tankers Corp. (A)(C)	3,343	77,377
23	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Greece (continued)
TT Hellenic Postbank SA (A)(B)	20,725	$0
Greenland 0.0%		28,877
GronlandsBANKEN A/S	313	28,877
Hong Kong 1.9%		11,867,152
3D-Gold Jewellery Holdings, Ltd. (A)(B)	310,000	0
Aeon Credit Service Asia Company, Ltd.	60,000	40,768
Aidigong Maternal & Child Health, Ltd. (A)	588,000	23,947
Allied Group, Ltd.	360,000	73,878
Analogue Holdings, Ltd.	44,000	7,963
APAC Resources, Ltd.	218,605	31,160
Apollo Future Mobility Group, Ltd. (A)	1,040,000	12,215
Asia Financial Holdings, Ltd.	94,000	37,333
Asia Standard International Group, Ltd. (A)	236,000	15,341
ASMPT, Ltd.	81,900	819,566
Associated International Hotels, Ltd.	26,000	25,827
BOCOM International Holdings Company, Ltd. (A)	346,000	16,100
Bright Smart Securities & Commodities Group, Ltd.	132,000	24,044
Brightoil Petroleum Holdings, Ltd. (A)(B)	563,000	61,919
Build King Holdings, Ltd.	150,000	21,242
Burwill Holdings, Ltd. (A)(B)	1,216,000	4,962
Cafe de Coral Holdings, Ltd.	100,000	121,160
Century City International Holdings, Ltd. (A)	452,000	14,695
Chevalier International Holdings, Ltd.	45,524	38,439
China Baoli Technologies Holdings, Ltd. (A)	5,175	514
China Best Group Holding, Ltd. (A)	210,000	5,522
China Energy Development Holdings, Ltd. (A)	2,938,000	30,302
China Motor Bus Company, Ltd.	6,400	54,268
China Solar Energy Holdings, Ltd. (A)(B)	127,000	0
China Star Entertainment, Ltd. (A)	488,000	56,153
Chinese Estates Holdings, Ltd. (A)	183,500	41,880
Chinney Investments, Ltd.	36,000	5,046
Chow Sang Sang Holdings International, Ltd.	107,000	128,032
Chuang’s China Investments, Ltd.	90,000	1,945
Chuang’s Consortium International, Ltd.	340,021	21,464
CITIC Telecom International Holdings, Ltd.	476,000	185,020
CMBC Capital Holdings, Ltd. (A)	42,750	4,097
C-MER Eye Care Holdings, Ltd. (A)	114,000	53,631
Convoy Global Holdings, Ltd. (A)(B)	630,000	9,078
Cowell e Holdings, Inc. (A)	69,000	135,942
Crystal International Group, Ltd. (C)	51,500	17,001
CSC Holdings, Ltd. (A)	4,597,500	18,786
CSI Properties, Ltd.	1,976,333	29,952
Dah Sing Banking Group, Ltd.	137,648	94,090
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	24

	Shares	Value
Hong Kong (continued)
Dah Sing Financial Holdings, Ltd.	46,744	$102,717
DFI Retail Group Holdings, Ltd.	8,200	20,249
Dickson Concepts International, Ltd.	63,500	32,274
DMX Technologies Group, Ltd. (A)(B)	34,000	0
Dynamic Holdings, Ltd.	44,000	62,165
Eagle Nice International Holdings, Ltd.	46,000	25,642
EC Healthcare	82,000	40,188
EcoGreen International Group, Ltd. (A)(B)	76,000	16,572
EganaGoldpfeil Holdings, Ltd. (A)(B)	131,750	0
Emperor International Holdings, Ltd.	508,250	31,915
Emperor Watch & Jewellery, Ltd.	1,270,000	29,959
ENM Holdings, Ltd. (A)	368,000	25,249
Esprit Holdings, Ltd. (A)	525,375	28,115
Fairwood Holdings, Ltd.	30,500	42,254
Far East Consortium International, Ltd.	400,275	90,830
First Pacific Company, Ltd.	618,000	263,102
Fountain SET Holdings, Ltd. (A)	188,000	11,985
FSE Lifestyle Services, Ltd.	13,000	9,858
Genting Hong Kong, Ltd. (A)(B)	550,000	110
Giordano International, Ltd.	355,708	136,485
Glorious Sun Enterprises, Ltd.	146,000	14,871
Golden Resources Development International, Ltd.	298,000	26,572
Gold-Finance Holdings, Ltd. (A)(B)	214,000	0
Good Resources Holdings, Ltd. (A)(B)	270,000	806
GR Life Style Company, Ltd. (A)	184,000	18,539
Great Eagle Holdings, Ltd.	55,874	100,588
G-Resources Group, Ltd.	114,080	25,274
Guotai Junan International Holdings, Ltd.	744,600	61,630
Haitong International Securities Group, Ltd. (A)	715,316	57,444
Hang Lung Group, Ltd.	197,000	271,728
Hanison Construction Holdings, Ltd.	143,631	19,622
Harbour Centre Development, Ltd. (A)	37,500	34,437
HK Electric Investments, Ltd.	214,000	124,146
HKBN, Ltd.	216,000	104,131
HKR International, Ltd.	361,840	73,747
Hon Kwok Land Investment Company, Ltd.	64,000	14,398
Hong Kong Ferry Holdings Company, Ltd.	64,000	38,801
Hong Kong Technology Venture Company, Ltd.	130,000	57,607
Hong Kong Technology Venture Company, Ltd., ADR	1,717	14,698
Hongkong Chinese, Ltd.	224,000	12,269
Hsin Chong Group Holdings, Ltd. (A)(B)	736,000	32,847
Hutchison Port Holdings Trust	1,122,600	186,267
Hutchison Telecommunications Hong Kong Holdings, Ltd.	516,000	72,314
Hysan Development Company, Ltd.	160,000	333,288
25	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Imagi International Holdings, Ltd. (A)	69,281	$10,074
International Housewares Retail Company, Ltd.	95,000	27,376
IPE Group, Ltd. (A)	220,000	14,000
IRC, Ltd. (A)	1,194,000	13,978
ITC Properties Group, Ltd. (A)	136,252	14,103
Jacobson Pharma Corp., Ltd.	176,000	15,484
JBM Healthcare, Ltd.	44,792	6,878
Johnson Electric Holdings, Ltd.	114,253	152,994
K Wah International Holdings, Ltd.	295,000	88,754
Kader Holdings Company, Ltd. (A)	14,000	784
Karrie International Holdings, Ltd.	180,000	13,504
Keck Seng Investments Hong Kong, Ltd.	19,000	4,920
Kerry Logistics Network, Ltd.	100,500	94,413
Kerry Properties, Ltd.	143,000	264,230
Kingmaker Footwear Holdings, Ltd.	54,000	5,651
Kowloon Development Company, Ltd.	106,000	96,602
Lai Sun Development Company, Ltd. (A)	127,179	15,548
Lai Sun Garment International, Ltd. (A)	70,269	8,976
Langham Hospitality Investments, Ltd.	390,250	44,792
Lerthai Group, Ltd. (A)(B)	18,000	2,043
Lippo China Resources, Ltd.	102,800	9,800
Lippo, Ltd. (A)	31,250	5,827
Liu Chong Hing Investment, Ltd.	76,000	56,015
Luk Fook Holdings International, Ltd.	97,000	240,359
Man Wah Holdings, Ltd.	374,000	271,811
Mandarin Oriental International, Ltd.	48,800	84,897
Mason Group Holdings, Ltd. (A)	9,029,000	36,858
MH Development, Ltd. (A)(B)	124,000	8,254
Miramar Hotel & Investment	86,000	120,692
Modern Dental Group, Ltd.	107,000	43,436
National Electronics Holdings	88,000	8,996
National United Resources Holdings, Ltd. (A)	109,000	1,353
Nissin Foods Company, Ltd.	91,000	70,629
NWS Holdings, Ltd.	331,000	376,892
Oriental Watch Holdings	134,378	72,665
Oshidori International Holdings, Ltd. (A)	1,540,200	46,123
Pacific Andes International Holdings, Ltd. (A)(B)	2,171,305	0
Pacific Basin Shipping, Ltd.	1,377,000	372,898
Pacific Century Premium Developments, Ltd. (A)	32,400	1,238
Pacific Textiles Holdings, Ltd.	270,000	57,450
Paliburg Holdings, Ltd. (A)	101,380	12,658
Paradise Entertainment, Ltd. (A)	176,000	27,834
PC Partner Group, Ltd.	56,000	23,600
PCCW, Ltd.	876,773	416,892
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	26

	Shares	Value
Hong Kong (continued)
Peace Mark Holdings, Ltd. (A)(B)	180,000	$0
Perfect Medical Health Management, Ltd.	121,000	60,137
Pico Far East Holdings, Ltd.	254,000	44,061
Playmates Holdings, Ltd.	640,000	50,569
Plover Bay Technologies, Ltd.	88,000	25,441
PT International Development Company, Ltd. (A)	679,990	6,237
Public Financial Holdings, Ltd.	126,000	29,700
Realord Group Holdings, Ltd. (A)	30,000	20,734
Regal Hotels International Holdings, Ltd. (A)	117,200	41,392
Regina Miracle International Holdings, Ltd. (C)	67,000	21,886
Sa Sa International Holdings, Ltd. (A)	146,000	21,209
SAS Dragon Holdings, Ltd.	84,000	35,434
SEA Holdings, Ltd.	68,484	15,567
Shangri-La Asia, Ltd. (A)	298,000	203,779
Shun Tak Holdings, Ltd. (A)	385,250	53,937
Singamas Container Holdings, Ltd.	270,000	24,426
SITC International Holdings Company, Ltd.	131,000	244,329
SJM Holdings, Ltd. (A)	589,000	237,184
SmarTone Telecommunications Holdings, Ltd.	73,089	40,729
Solomon Systech International, Ltd. (A)	266,000	11,520
Soundwill Holdings, Ltd.	39,500	29,173
Stella International Holdings, Ltd.	131,000	137,207
Sun Hung Kai & Company, Ltd.	129,318	45,675
SUNeVision Holdings, Ltd.	173,000	82,702
TAI Cheung Holdings, Ltd.	115,000	51,342
Tan Chong International, Ltd.	63,000	13,498
Television Broadcasts, Ltd. (A)	105,800	51,848
Texhong International Group, Ltd.	42,000	22,474
Texwinca Holdings, Ltd.	264,000	39,646
The Bank of East Asia, Ltd.	176,508	251,381
The Hongkong & Shanghai Hotels, Ltd. (A)	116,523	94,553
Theme International Holdings, Ltd. (A)	320,000	30,168
Town Health International Medical Group, Ltd.	308,000	12,143
Tradelink Electronic Commerce, Ltd.	186,000	21,578
Transport International Holdings, Ltd.	90,631	117,487
United Laboratories International Holdings, Ltd.	308,500	275,450
Up Energy Development Group, Ltd. (A)(B)	898,000	1,477
Upbest Group, Ltd.	8,000	614
Value Partners Group, Ltd.	295,000	100,394
Valuetronics Holdings, Ltd.	125,150	49,057
Vedan International Holdings, Ltd. (A)	168,000	9,635
Vitasoy International Holdings, Ltd.	194,000	249,925
VSTECS Holdings, Ltd.	188,400	97,945
VTech Holdings, Ltd.	41,800	255,169
27	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Hong Kong (continued)
Wai Kee Holdings, Ltd. (A)	72,000	$11,296
Wang On Group, Ltd.	1,780,000	12,243
Wealthking Investments, Ltd. (A)	228,000	6,138
Wing On Company International, Ltd.	28,000	43,529
Wing Tai Properties, Ltd.	118,000	51,230
Yue Yuen Industrial Holdings, Ltd.	218,000	273,205
Yunfeng Financial Group, Ltd. (A)	46,000	6,846
Zhaobangji Properties Holdings, Ltd. (A)	632,000	22,597
Ireland 0.8%		5,018,531
Bank of Ireland Group PLC	254,816	2,537,402
C&C Group PLC	122,600	211,993
Cairn Homes PLC	93,903	117,017
COSMO Pharmaceuticals NV	2,339	118,017
Dalata Hotel Group PLC (A)	25,673	119,773
FBD Holdings PLC	7,166	101,364
Glanbia PLC	42,210	701,636
Glenveagh Properties PLC (A)(C)	59,988	65,107
Grafton Group PLC, CHESS Depositary Interest	65,373	714,100
Greencore Group PLC (A)	158,471	168,935
Hostelworld Group PLC (A)(C)	15,666	25,567
Irish Continental Group PLC	20,593	99,322
Permanent TSB Group Holdings PLC (A)	16,886	38,298
Isle of Man 0.1%		581,255
Playtech PLC (A)	76,705	510,393
Strix Group PLC	62,220	70,862
Israel 1.1%		6,809,217
Abra Information Technologies, Ltd. (A)	12,456	9,116
Adgar Investment and Development, Ltd.	21,013	26,517
Afcon Holdings, Ltd. (A)	677	21,539
AFI Properties, Ltd. (A)	4,473	148,723
Africa Israel Residences, Ltd.	1,267	59,637
Airport City, Ltd. (A)	1	8
Allot, Ltd. (A)	10,164	25,366
Alrov Properties and Lodgings, Ltd.	2,069	82,817
Arad, Ltd.	2,993	47,225
Ashtrom Group, Ltd.	1	8
AudioCodes, Ltd.	5,373	55,557
Aura Investments, Ltd.	38,484	76,475
Automatic Bank Services, Ltd.	2,098	8,806
Avgol Industries 1953, Ltd. (A)	33,538	12,082
Azorim-Investment Development & Construction Company, Ltd. (A)	18,584	56,901
Bet Shemesh Engines Holdings 1997, Ltd. (A)	2,169	63,299
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	28

	Shares	Value
Israel (continued)
BioLine RX, Ltd. (A)	56,614	$5,733
Blue Square Real Estate, Ltd.	1,082	63,781
Camtek, Ltd. (A)	1,190	72,390
Carasso Motors, Ltd.	10,045	43,490
Cellcom Israel, Ltd. (A)	28,310	93,798
Ceragon Networks, Ltd. (A)	14,289	27,864
Clal Insurance Enterprises Holdings, Ltd. (A)	14,804	219,216
Compugen, Ltd. (A)	2,812	3,168
Danel Adir Yeoshua, Ltd.	1,164	93,344
Delek Automotive Systems, Ltd.	14,507	90,684
Delta Galil, Ltd.	2,564	100,178
Delta Israel Brands, Ltd.	611	7,052
Dor Alon Energy in Israel 1988, Ltd.	2,265	41,323
El Al Israel Airlines (A)	11,807	12,847
Electra Consumer Products 1970, Ltd.	2,312	50,587
Electra Real Estate, Ltd.	5,828	64,175
Ellomay Capital, Ltd. (A)	420	6,145
Energix-Renewable Energies, Ltd.	1	2
Equital, Ltd. (A)	6,322	197,120
First International Bank of Israel, Ltd.	1	24
FMS Enterprises Migun, Ltd.	748	21,278
Formula Systems 1985, Ltd.	2,659	197,145
Fox Wizel, Ltd.	1,196	86,553
Gav-Yam Lands Corp., Ltd.	24,744	158,888
Gilat Satellite Networks, Ltd. (A)	9,149	62,504
Gilat Satellite Networks, Ltd. (New York Stock Exchange) (A)	759	5,055
Globrands, Ltd.	85	8,602
Hamat Group, Ltd.	3,347	11,416
Hilan, Ltd.	3,350	171,773
IDI Insurance Company, Ltd.	2,440	53,065
IES Holdings, Ltd. (A)	762	47,470
Ilex Medical, Ltd.	1,319	24,712
Inrom Construction Industries, Ltd.	29,233	90,001
Isracard, Ltd.	37,464	151,880
Israel Canada T.R, Ltd.	28,087	62,741
Israel Land Development Company, Ltd.	5,117	41,313
Isras Investment Company, Ltd.	423	79,314
Issta, Ltd.	1,875	37,975
Kamada, Ltd. (A)	7,673	44,270
Kardan Real Estate Enterprise & Development, Ltd.	5,870	5,711
Kerur Holdings, Ltd.	1,291	28,654
Klil Industries, Ltd.	300	13,599
Lapidoth Capital, Ltd.	581	9,943
Levinstein Properties, Ltd.	1,350	22,890
29	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Israel (continued)
M Yochananof & Sons, Ltd.	1,229	$50,481
Magic Software Enterprises, Ltd.	6,930	80,181
Malam - Team, Ltd.	2,400	37,643
Matrix IT, Ltd.	5,038	102,277
Max Stock, Ltd.	6,001	11,498
Mediterranean Towers, Ltd.	22,244	48,334
Mega Or Holdings, Ltd.	5,739	106,671
Mehadrin, Ltd. (A)	167	6,384
Meitav Investment House, Ltd.	8,133	32,049
Menora Mivtachim Holdings, Ltd.	6,228	131,312
Meshulam Levinstein Contracting & Engineering, Ltd.	125	9,196
Migdal Insurance & Financial Holdings, Ltd.	61,896	71,831
Mivne Real Estate KD, Ltd.	1	2
Mivtach Shamir Holdings, Ltd. (A)	1,455	38,140
Mizrahi Tefahot Bank, Ltd.	1	22
Naphtha Israel Petroleum Corp., Ltd.	12,008	56,983
Nawi Brothers, Ltd.	4,915	37,226
Nayax, Ltd. (A)	703	15,823
Neto Malinda Trading, Ltd. (A)	532	7,426
Novolog, Ltd.	76,556	37,726
Oil Refineries, Ltd.	591,341	192,585
One Software Technologies, Ltd.	9,249	117,676
OY Nofar Energy, Ltd. (A)	1,820	41,294
Palram Industries 1990, Ltd.	2,911	23,474
Partner Communications Company, Ltd. (A)	36,837	154,177
Paz Ashdod Refinery, Ltd. (A)	2,625	71,573
Paz Oil Company, Ltd. (A)	2,625	217,020
Peninsula Group, Ltd.	11,513	5,270
Perion Network, Ltd. (A)	7,270	241,674
Plasson Industries, Ltd.	710	31,940
Plus500, Ltd.	30,141	545,112
Prashkovsky Investments and Construction, Ltd.	929	20,975
Priortech, Ltd. (A)	2,299	72,531
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	1,831	105,830
Raval Ics, Ltd.	11,596	10,181
Retailors, Ltd.	2,095	42,630
Sano-Brunos Enterprises, Ltd.	577	38,618
Scope Metals Group, Ltd. (A)	2,284	72,970
Shikun & Binui, Ltd. (A)	1	2
Summit Real Estate Holdings, Ltd.	10,195	134,215
Suny Cellular Communication, Ltd.	18,682	5,146
Tadiran Group, Ltd.	651	46,077
Tamar Petroleum, Ltd. (C)	16,837	70,514
Tel Aviv Stock Exchange, Ltd. (A)	15,875	83,372
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	30

	Shares	Value
Israel (continued)
Telsys, Ltd.	899	$62,386
Tiv Taam Holdings 1, Ltd.	11,851	18,707
Tower Semiconductor, Ltd. (A)	1	18
Tremor International, Ltd. (A)	17,934	34,898
Tremor International, Ltd., ADR (A)	1,500	5,655
Victory Supermarket Chain, Ltd.	2,484	21,556
YD More Investments, Ltd.	4,219	8,537
YH Dimri Construction & Development, Ltd.	1,740	107,650
Italy 4.2%		25,415,146
A2A SpA	449,642	860,493
ACEA SpA	13,366	160,219
Aeffe SpA (A)	16,597	19,244
Anima Holding SpA (C)	79,382	326,350
Aquafil SpA	5,089	17,341
Arnoldo Mondadori Editore SpA	41,391	96,440
Ascopiave SpA	22,706	53,066
Avio SpA (A)	6,136	61,636
Azimut Holding SpA	32,492	751,625
Banca Generali SpA	17,982	655,777
Banca IFIS SpA	9,421	165,343
Banca Mediolanum SpA	43,425	396,312
Banca Popolare di Sondrio SpA	179,908	853,653
Banca Profilo SpA	121,842	26,945
Banca Sistema SpA (C)	14,130	18,530
Banco BPM SpA	506,125	2,414,852
Banco di Desio e della Brianza SpA	13,389	47,706
BasicNet SpA	3,403	18,092
BFF Bank SpA (C)	16,584	177,873
Biesse SpA	1,347	18,837
BPER Banca	303,316	913,370
Brembo SpA	42,382	589,003
Brunello Cucinelli SpA	10,679	882,502
Buzzi SpA	29,399	878,897
Cairo Communication SpA	21,855	39,334
Carel Industries SpA (C)	9,561	268,619
Cementir Holding NV	17,059	148,987
CIR SpA-Compagnie Industriali (A)	284,178	121,648
Credito Emiliano SpA	34,182	285,510
Danieli & C Officine Meccaniche SpA	4,189	100,426
Danieli & C Officine Meccaniche SpA, Savings Shares	11,575	218,658
De’ Longhi SpA	15,594	412,027
Digital Bros SpA	631	11,373
doValue SpA (C)	11,526	56,413
31	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Italy (continued)
Elica SpA	10,005	$28,321
Emak SpA	21,737	25,107
Enav SpA (C)	29,762	120,068
Equita Group SpA	6,950	27,482
ERG SpA	10,517	287,749
Esprinet SpA	11,933	75,063
Eurotech SpA (A)	9,022	29,471
Fila SpA	3,770	34,484
Fincantieri SpA (A)	165,161	91,551
FNM SpA	72,366	34,089
Garofalo Health Care SpA (A)	6,031	27,745
Gefran SpA	1,600	14,920
Geox SpA (A)	22,422	18,707
Gruppo MutuiOnline SpA	9,259	262,107
Hera SpA	263,262	795,879
Illimity Bank SpA	18,559	121,543
IMMSI SpA	75,963	40,082
Interpump Group SpA	17,644	891,997
Iren SpA	217,224	448,099
Italgas SpA	161,459	917,052
Italmobiliare SpA	5,244	141,033
Iveco Group NV (A)	52,824	523,864
KME Group SpA (A)	66,972	72,010
Leonardo SpA	125,939	1,812,638
LU-VE SpA	2,562	74,062
Maire Tecnimont SpA	49,836	199,025
MFE-MediaForEurope NV, Class A	230,009	116,390
MFE-MediaForEurope NV, Class B	89,755	64,243
Newlat Food SpA (A)	1,582	10,192
Openjobmetis SpA Agenzia per il Lavoro	4,189	41,820
Orsero SpA	2,504	35,823
OVS SpA (C)	66,084	165,208
Pharmanutra SpA	1,031	61,244
Piaggio & C SpA	59,218	225,991
Piovan SpA (C)	1,138	11,357
Pirelli & C. SpA (C)	109,418	544,847
RAI Way SpA (C)	34,478	191,623
Reply SpA	7,043	719,370
Rizzoli Corriere Della Sera Mediagroup SpA	44,608	35,100
Sabaf SpA (A)	2,928	56,522
SAES Getters SpA	1,559	49,265
Safilo Group SpA (A)	50,543	54,813
Salvatore Ferragamo SpA	15,561	247,375
Sanlorenzo SpA/Ameglia	454	18,233
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	32

	Shares	Value
Italy (continued)
Saras SpA	170,118	$242,232
Sesa SpA	2,594	303,680
SOL SpA	11,563	317,131
Tamburi Investment Partners SpA	29,605	282,636
Technogym SpA (C)	41,738	356,702
Technoprobe SpA (A)	32,964	275,910
Telecom Italia SpA (A)	1,689,019	523,989
Tinexta SpA	953	19,080
Tod’s SpA (A)	1,555	64,263
TXT e-solutions SpA	2,589	50,409
Unieuro SpA (C)	5,335	59,563
Unipol Gruppo SpA	112,112	624,258
UnipolSai Assicurazioni SpA	70,495	178,081
Webuild SpA	63,047	128,579
Wiit SpA	587	11,138
Zignago Vetro SpA	8,446	146,830
Japan 24.2%		148,647,277
&Do Holdings Company, Ltd.	2,600	18,471
A&D HOLON Holdings Company, Ltd.	6,900	81,684
Access Company, Ltd. (A)	2,400	15,030
Achilles Corp.	3,200	32,501
AD Works Group Company, Ltd.	10,540	16,137
Adastria Company, Ltd.	6,340	126,662
ADEKA Corp.	25,191	483,968
Ad-sol Nissin Corp.	2,800	33,294
Adtec Plasma Technology Company, Ltd.	1,400	16,114
Advan Group Company, Ltd.	7,300	49,997
Advance Create Company, Ltd.	3,200	24,963
Advanced Media, Inc.	1,400	16,506
Adventure, Inc.	600	27,790
Aeon Delight Company, Ltd.	6,300	138,208
Aeon Fantasy Company, Ltd.	2,200	49,353
AEON Financial Service Company, Ltd.	14,900	129,913
Aeon Hokkaido Corp.	7,700	45,462
Aeon Kyushu Company, Ltd.	900	14,825
AFC-HD AMS Life Science Company, Ltd.	3,000	16,403
Agro-Kanesho Company, Ltd.	2,800	27,178
Ahresty Corp.	9,400	47,477
Ai Holdings Corp.	10,900	177,021
Aica Kogyo Company, Ltd.	15,200	360,428
Aichi Corp.	9,000	58,912
Aichi Financial Group, Inc.	11,390	190,385
Aichi Steel Corp.	3,300	82,902
33	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Aichi Tokei Denki Company, Ltd.	3,300	$36,303
Aida Engineering, Ltd.	15,200	105,916
Aiful Corp.	58,500	138,915
Ain Holdings, Inc.	7,400	264,156
Ainavo Holdings Company, Ltd.	2,400	19,733
Aiphone Company, Ltd.	3,500	73,027
Airport Facilities Company, Ltd.	9,200	37,330
Airtrip Corp.	4,600	73,930
Aisan Industry Company, Ltd.	10,600	94,498
AIT Corp.	2,300	29,079
Aizawa Securities Group Company, Ltd.	7,900	48,579
Ajis Company, Ltd.	1,600	25,620
Akatsuki Corp.	6,800	19,624
Akatsuki, Inc.	3,000	43,230
Akebono Brake Industry Company, Ltd. (A)	25,300	23,085
Albis Company, Ltd.	2,200	37,174
Alconix Corp.	8,400	79,829
Alinco, Inc.	5,400	40,170
Alleanza Holdings Company, Ltd.	2,600	17,920
Allied Telesis Holdings KK (A)	9,200	6,824
Alpen Company, Ltd.	5,400	70,842
Alpha Corp.	2,500	26,198
AlphaPolis Company, Ltd. (A)	1,100	18,903
Alps Alpine Company, Ltd.	41,200	344,029
Alps Logistics Company, Ltd.	6,000	64,144
Altech Corp.	5,730	100,459
Amano Corp.	16,200	353,124
Amiyaki Tei Company, Ltd.	1,000	23,973
Amuse, Inc.	3,900	42,521
Amvis Holdings, Inc.	1,000	19,948
Anabuki Kosan, Inc.	1,000	13,841
Anest Iwata Corp.	10,300	86,700
AnGes, Inc. (A)	6,300	4,460
Anicom Holdings, Inc.	22,100	98,023
Anritsu Corp.	39,900	292,717
AOI Electronics Company, Ltd.	1,600	19,569
AOKI Holdings, Inc.	12,500	89,565
Aoyama Trading Company, Ltd.	15,100	167,369
Aoyama Zaisan Networks Company, Ltd.	5,700	42,701
Aozora Bank, Ltd.	14,400	282,734
Arakawa Chemical Industries, Ltd.	5,800	40,275
Arata Corp.	4,900	181,874
Araya Industrial Company, Ltd.	1,200	22,799
ARCLANDS Corp.	11,211	127,835
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	34

	Shares	Value
Japan (continued)
Arcs Company, Ltd.	12,784	$226,808
Ardepro Company, Ltd.	1,579	3,731
ARE Holdings, Inc.	23,000	298,438
Arealink Company, Ltd.	3,100	61,281
Argo Graphics, Inc.	5,500	126,865
Arisawa Manufacturing Company, Ltd.	9,500	66,569
Artiza Networks, Inc.	2,400	14,792
Artnature, Inc.	6,300	33,946
Aruhi Corp.	3,200	20,481
As One Corp.	3,800	148,990
Asahi Company, Ltd.	5,200	45,559
Asahi Diamond Industrial Company, Ltd.	14,000	85,817
Asahi Intelligence Service Company, Ltd.	600	5,118
Asahi Kogyosha Company, Ltd.	2,600	42,025
Asahi Net, Inc.	6,800	29,170
Asahi Printing Company, Ltd.	3,100	18,638
Asahi Yukizai Corp.	4,000	110,956
Asanuma Corp.	4,600	112,746
Asax Company, Ltd.	4,100	18,700
Ashimori Industry Company, Ltd.	1,599	23,362
Asia Pile Holdings Corp.	11,600	52,768
ASKA Pharmaceutical Holdings Company, Ltd.	7,100	81,670
ASKUL Corp.	12,400	167,256
Astena Holdings Company, Ltd.	12,400	38,879
Asti Corp.	700	16,007
Aucnet, Inc.	3,600	44,081
Autobacs Seven Company, Ltd.	20,600	229,268
Avant Group Corp.	7,100	68,884
Avantia Company, Ltd.	5,700	34,491
Avex, Inc.	9,900	99,767
Axial Retailing, Inc.	4,600	118,694
Axxzia, Inc.	1,300	9,783
Axyz Company, Ltd.	500	10,392
AZ-COM MARUWA Holdings, Inc.	12,100	188,538
Bando Chemical Industries, Ltd.	9,500	100,126
Bank of the Ryukyus, Ltd.	13,600	98,419
Base Company, Ltd.	1,800	53,846
Beauty Garage, Inc.	1,100	34,353
Belc Company, Ltd.	3,400	158,388
Bell System24 Holdings, Inc.	10,500	109,685
Belluna Company, Ltd.	16,400	81,843
Benefit One, Inc.	9,100	78,884
Benesse Holdings, Inc.	18,300	233,078
Bengo4.com, Inc. (A)	2,000	69,425
35	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Bic Camera, Inc.	24,900	$184,970
BML, Inc.	6,700	132,938
Bookoff Group Holdings, Ltd.	2,900	23,981
Bourbon Corp.	2,600	39,976
Br. Holdings Corp.	9,900	26,372
BrainPad, Inc.	5,100	34,462
Broadband Tower, Inc.	8,800	9,236
Bull-Dog Sauce Company, Ltd.	2,800	40,067
Bunka Shutter Company, Ltd.	15,100	112,930
Business Brain Showa-Ota, Inc.	2,300	33,381
Business Engineering Corp.	1,500	34,032
BuySell Technologies Company, Ltd.	500	13,051
C Uyemura & Company, Ltd.	3,100	202,724
CAC Holdings Corp.	4,400	51,648
Canon Electronics, Inc.	6,500	82,658
Careerlink Company, Ltd.	1,500	24,633
Carenet, Inc.	4,800	29,211
Carlit Holdings Company, Ltd.	7,200	44,360
Cawachi, Ltd.	4,000	62,791
CellSource Company, Ltd. (A)	1,800	27,773
Celsys, Inc.	10,300	49,748
Central Automotive Products, Ltd.	3,600	86,999
Central Glass Company, Ltd.	7,486	150,657
Central Security Patrols Company, Ltd.	2,600	54,410
Central Sports Company, Ltd.	2,400	40,290
Ceres, Inc.	2,700	18,573
Change Holdings, Inc.	4,800	67,807
Charm Care Corp. KK	5,400	43,978
Chilled & Frozen Logistics Holdings Company, Ltd.	6,200	59,842
Chino Corp.	2,500	35,321
Chiyoda Company, Ltd.	7,200	47,924
Chiyoda Corp. (A)	48,400	123,208
Chiyoda Integre Company, Ltd.	3,100	59,535
Chofu Seisakusho Company, Ltd.	5,700	84,227
Chori Company, Ltd.	3,700	72,516
Chubu Shiryo Company, Ltd.	7,800	60,571
Chudenko Corp.	7,000	114,871
Chuetsu Pulp & Paper Company, Ltd.	3,300	29,279
Chugai Ro Company, Ltd.	2,400	33,907
Chugin Financial Group, Inc.	40,200	266,857
Chugoku Marine Paints, Ltd.	11,600	113,541
Chuo Gyorui Company, Ltd.	300	6,248
Chuo Spring Company, Ltd.	6,400	32,288
Chuo Warehouse Company, Ltd.	2,600	20,178
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	36

	Shares	Value
Japan (continued)
CI Takiron Corp.	13,700	$56,526
Citizen Watch Company, Ltd.	62,700	384,018
CKD Corp.	15,100	208,363
CK-San-Etsu Company, Ltd.	800	20,507
Cleanup Corp.	7,100	34,679
CMC Corp.	1,600	14,614
CMIC Holdings Company, Ltd.	3,400	40,701
CMK Corp.	10,800	45,832
COLOPL, Inc.	17,900	78,375
Colowide Company, Ltd.	22,400	388,073
Computer Engineering & Consulting, Ltd.	1,800	21,065
Computer Institute of Japan, Ltd.	12,240	47,209
Comture Corp.	8,100	135,608
COOKPAD, Inc. (A)	7,200	8,157
Core Corp.	2,100	25,070
Corona Corp.	5,000	31,158
Cosel Company, Ltd.	6,600	58,741
Cota Company, Ltd.	7,374	82,613
CRE, Inc.	4,200	44,337
Create Restaurants Holdings, Inc.	28,600	234,998
Create SD Holdings Company, Ltd.	8,200	209,962
Creek & River Company, Ltd.	3,400	50,481
Cresco, Ltd.	5,100	66,469
CrowdWorks, Inc. (A)	2,000	19,580
CTI Engineering Company, Ltd.	3,900	118,023
CTS Company, Ltd.	9,900	47,672
Cube System, Inc.	4,500	35,906
Curves Holdings Company, Ltd.	16,600	83,000
Cyber Security Cloud, Inc. (A)	1,500	24,253
Cybozu, Inc.	8,500	126,488
Dai Nippon Toryo Company, Ltd.	6,700	44,507
Daicel Corp.	39,300	328,071
Dai-Dan Company, Ltd.	4,200	86,080
Daido Kogyo Company, Ltd.	3,900	19,779
Daido Metal Company, Ltd.	13,000	47,271
Daido Steel Company, Ltd.	7,600	314,158
Daihatsu Diesel Manufacturing Company, Ltd.	8,500	49,271
Daihen Corp.	6,500	237,612
Daiho Corp.	2,100	57,613
Dai-Ichi Cutter Kogyo KK	1,200	10,640
Daiichi Jitsugyo Company, Ltd.	2,200	80,659
Daiichi Kensetsu Corp.	800	8,246
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	7,000	45,980
Daiichikosho Company, Ltd.	3,900	75,336
37	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Daiken Corp.	4,000	$83,483
Daiken Medical Company, Ltd.	5,000	18,775
Daiki Aluminium Industry Company, Ltd.	9,100	89,841
Daikoku Denki Company, Ltd.	2,000	72,726
Daikokutenbussan Company, Ltd.	1,700	76,956
Daikyonishikawa Corp.	14,400	80,100
Dainichi Company, Ltd.	5,000	25,610
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	5,000	79,288
Daio Paper Corp.	17,300	147,401
Daiseki Company, Ltd.	12,580	380,823
Daiseki Eco. Solution Company, Ltd.	1,400	12,705
Daishi Hokuetsu Financial Group, Inc.	11,200	280,611
Daishinku Corp.	10,400	57,579
Daisue Construction Company, Ltd.	2,300	23,308
Daito Pharmaceutical Company, Ltd.	4,895	76,858
Daitron Company, Ltd.	2,800	58,185
Daiwa Industries, Ltd.	8,700	84,370
Daiwabo Holdings Company, Ltd.	26,700	541,208
DCM Holdings Company, Ltd.	30,320	253,422
Dear Life Company, Ltd.	9,300	55,276
DeNA Company, Ltd.	23,200	240,391
Denka Company, Ltd.	10,400	196,039
Densan System Holdings Company, Ltd.	2,200	44,752
Denyo Company, Ltd.	4,900	69,827
Dexerials Corp.	16,600	410,618
DIC Corp.	20,100	346,310
Digital Arts, Inc.	3,700	122,522
Digital Hearts Holdings Company, Ltd.	3,200	25,956
Digital Holdings, Inc.	4,900	35,960
Digital Information Technologies Corp.	2,800	35,949
Dip Corp.	10,400	249,950
Direct Marketing MiX, Inc.	7,000	27,749
DKK Company, Ltd.	2,400	41,158
DKK-Toa Corp.	2,500	14,677
DKS Company, Ltd.	3,000	34,614
DMG Mori Company, Ltd.	35,500	646,855
Doshisha Company, Ltd.	6,600	107,339
Double Standard, Inc.	2,100	20,565
Doutor Nichires Holdings Company, Ltd.	9,293	148,793
Dowa Holdings Company, Ltd.	7,500	240,928
Drecom Company, Ltd. (A)	4,400	15,428
DTS Corp.	10,700	236,913
Duskin Company, Ltd.	12,500	281,507
DyDo Group Holdings, Inc.	2,800	111,672
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	38

	Shares	Value
Japan (continued)
Eagle Industry Company, Ltd.	7,100	$81,723
EAT&HOLDINGS Company, Ltd.	1,800	26,530
Ebara Foods Industry, Inc.	2,200	44,774
Ebara Jitsugyo Company, Ltd.	2,900	57,341
Ebase Company, Ltd.	8,000	38,619
Eco’s Company, Ltd.	2,200	30,773
EDION Corp.	23,200	233,381
EF-ON, Inc.	6,680	24,282
eGuarantee, Inc.	11,200	149,318
E-Guardian, Inc.	2,900	51,976
Eidai Company, Ltd.	12,000	18,215
Eiken Chemical Company, Ltd.	10,700	102,666
Eizo Corp.	4,900	169,186
Elan Corp.	10,800	64,209
Elecom Company, Ltd.	14,100	169,431
Elematec Corp.	5,800	74,270
EM Systems Company, Ltd.	4,100	20,950
en-japan, Inc.	9,900	173,008
Enomoto Company, Ltd.	900	10,853
Enplas Corp.	1,600	120,610
Entrust, Inc.	3,300	20,839
eRex Company, Ltd.	9,100	58,336
ERI Holdings Company, Ltd.	1,000	14,472
ES-Con Japan, Ltd.	11,200	66,551
Eslead Corp.	2,800	57,059
ESPEC Corp.	5,300	83,389
Exedy Corp.	10,100	182,773
EXEO Group, Inc.	26,500	563,797
Ezaki Glico Company, Ltd.	14,400	379,679
F&M Company, Ltd.	2,400	39,676
FALCO HOLDINGS Company, Ltd.	3,200	44,193
Fancl Corp.	1,200	21,022
Fast Fitness Japan, Inc.	800	7,948
FCC Company, Ltd.	10,400	137,233
FDK Corp. (A)	5,300	31,221
Feed One Company, Ltd.	8,108	45,366
Felissimo Corp.	1,900	13,040
Ferrotec Holdings Corp.	13,600	282,665
Fibergate, Inc.	2,500	26,390
FIDEA Holdings Company, Ltd.	6,540	68,266
Financial Partners Group Company, Ltd.	10,400	102,396
FINDEX, Inc.	3,900	18,141
First Juken Company, Ltd.	3,400	27,083
Fixstars Corp.	7,200	61,119
39	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
FJ Next Holdings Company, Ltd.	7,600	$54,787
Focus Systems Corp.	2,900	19,553
Food & Life Companies, Ltd.	4,900	93,068
Forum Engineering, Inc.	2,800	24,272
Forval Corp.	1,600	13,749
Foster Electric Company, Ltd.	5,700	35,228
FP Corp.	5,400	103,730
France Bed Holdings Company, Ltd.	7,500	62,371
Freebit Company, Ltd.	3,500	28,975
Freund Corp.	3,000	14,019
F-Tech, Inc.	5,900	32,269
FTGroup Company, Ltd.	3,000	25,071
Fudo Tetra Corp.	5,420	67,995
Fuji Corp. (Aichi)	20,500	337,931
Fuji Corp. (Miyagi)	3,800	48,815
Fuji Corp., Ltd.	8,700	43,957
Fuji Kyuko Company, Ltd.	6,800	247,794
Fuji Media Holdings, Inc.	7,400	77,254
Fuji Oil Company, Ltd.	9,700	20,343
Fuji Oil Holdings, Inc.	12,900	207,132
Fuji Pharma Company, Ltd.	4,500	36,260
Fuji Seal International, Inc.	13,300	159,462
Fuji Soft, Inc.	3,200	96,605
Fujibo Holdings, Inc.	3,700	88,635
Fujicco Company, Ltd.	5,900	78,656
Fujikura Composites, Inc.	6,700	51,419
Fujikura Kasei Company, Ltd.	9,600	30,563
Fujikura, Ltd.	33,200	274,642
Fujimi, Inc.	11,400	263,370
Fujimori Kogyo Company, Ltd.	5,300	136,466
Fujisash Company, Ltd.	45,100	24,791
Fujishoji Company, Ltd.	2,400	23,964
Fujiya Company, Ltd.	3,900	65,988
FuKoKu Company, Ltd.	3,000	30,086
Fukuda Corp.	1,700	54,982
Fukuda Denshi Company, Ltd.	5,600	195,313
Fukui Computer Holdings, Inc.	3,800	69,261
Fukushima Galilei Company, Ltd.	4,400	156,284
Fukuyama Transporting Company, Ltd.	6,300	156,557
FULLCAST Holdings Company, Ltd.	6,100	86,948
Fumakilla, Ltd.	1,500	11,458
Funai Soken Holdings, Inc.	12,230	226,422
Furukawa Company, Ltd.	9,700	118,038
Furukawa Electric Company, Ltd.	19,300	331,515
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	40

	Shares	Value
Japan (continued)
Furuno Electric Company, Ltd.	8,600	$76,163
Furuya Metal Company, Ltd.	1,000	65,001
Furyu Corp.	5,600	65,115
Fuso Chemical Company, Ltd.	5,800	169,961
Fuso Pharmaceutical Industries, Ltd.	2,500	35,697
Futaba Corp.	11,457	43,067
Futaba Industrial Company, Ltd.	17,100	80,684
Future Corp.	13,500	144,080
Fuyo General Lease Company, Ltd.	2,000	165,290
G-7 Holdings, Inc.	8,400	72,144
Gakken Holdings Company, Ltd.	8,100	47,105
Gakkyusha Company, Ltd.	2,400	33,097
Gecoss Corp.	4,100	26,949
Genki Sushi Company, Ltd.	2,100	70,002
Genky DrugStores Company, Ltd.	2,600	92,837
Geo Holdings Corp.	8,800	158,368
Gift Holdings, Inc.	1,600	28,248
Giken, Ltd.	100	1,391
GL Sciences, Inc.	2,800	44,298
GLOBERIDE, Inc.	6,200	82,586
Glory, Ltd.	13,300	280,746
Glosel Company, Ltd.	4,400	12,869
GMO Financial Gate, Inc.	400	29,167
GMO Financial Holdings, Inc.	9,400	46,903
GMO GlobalSign Holdings KK	1,600	34,124
Godo Steel, Ltd.	2,300	69,307
Goldcrest Company, Ltd.	5,770	77,239
Good Com Asset Company, Ltd.	4,800	30,942
Grandy House Corp.	5,700	23,793
Gree, Inc.	5,800	24,683
Gremz, Inc.	2,600	44,263
GS Yuasa Corp.	20,600	390,352
GSI Creos Corp.	2,200	33,157
G-Tekt Corp.	7,000	88,597
Gun-Ei Chemical Industry Company, Ltd.	1,900	44,174
GungHo Online Entertainment, Inc.	14,300	235,477
Gunze, Ltd.	4,500	141,603
H.U. Group Holdings, Inc.	17,200	311,051
H2O Retailing Corp.	25,500	306,897
Hagihara Industries, Inc.	4,100	47,526
Hagiwara Electric Holdings Company, Ltd.	2,200	59,460
Hakudo Company, Ltd.	2,400	38,516
Hakuto Company, Ltd.	3,500	120,950
Halows Company, Ltd.	3,100	86,909
41	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Hamakyorex Company, Ltd.	5,400	$155,259
Hamee Corp.	1,000	7,711
Handsman Company, Ltd.	1,300	9,652
Hanwa Company, Ltd.	9,900	314,916
Happinet Corp.	6,000	107,477
Hard Off Corp. Company, Ltd.	3,900	40,035
Harima Chemicals Group, Inc.	6,000	34,097
Hashimoto Sogyo Holdings Company, Ltd.	2,400	18,529
Hazama Ando Corp.	49,000	399,197
Heiwa Corp.	17,300	264,061
Heiwa Real Estate Company, Ltd.	6,500	174,364
Heiwado Company, Ltd.	7,300	120,223
Hennge KK (A)	4,800	34,529
Hibiya Engineering, Ltd.	6,200	95,188
HI-LEX Corp.	6,800	58,250
Himacs, Ltd.	1,100	10,758
Himaraya Company, Ltd.	1,700	11,004
Hioki EE Corp.	3,100	163,934
Hirakawa Hewtech Corp.	3,600	36,900
Hirano Tecseed Company, Ltd.	3,200	50,585
Hirata Corp.	1,600	85,640
Hirogin Holdings, Inc.	72,500	452,547
Hirose Tusyo, Inc.	600	12,757
Hiroshima Electric Railway Company, Ltd. (A)	100	557
Hiroshima Gas Company, Ltd.	16,200	42,727
Hisaka Works, Ltd.	6,800	44,401
Hisamitsu Pharmaceutical Company, Inc.	1,000	33,874
Hitachi Zosen Corp.	50,280	297,319
Hito Communications Holdings, Inc.	2,000	19,163
Hochiki Corp.	5,500	63,026
Hodogaya Chemical Company, Ltd.	2,300	52,173
Hogy Medical Company, Ltd.	4,200	92,154
Hokkaido Coca-Cola Bottling Company, Ltd.	1,600	30,393
Hokkaido Electric Power Company, Inc. (A)	49,500	227,391
Hokkaido Gas Company, Ltd.	4,900	78,356
Hokkan Holdings, Ltd.	2,600	28,108
Hokko Chemical Industry Company, Ltd.	5,300	32,891
Hokkoku Financial Holdings, Inc.	6,500	219,302
Hokuetsu Corp.	39,200	243,348
Hokuetsu Industries Company, Ltd.	7,700	101,771
Hokuhoku Financial Group, Inc.	35,200	318,416
Hokuriku Electric Industry Company, Ltd.	3,100	30,910
Hokuriku Electric Power Company (A)	52,300	304,264
Hokuriku Electrical Construction Company, Ltd.	5,640	36,466
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	42

	Shares	Value
Japan (continued)
Hokuto Corp.	7,900	$99,256
H-One Company, Ltd.	7,700	39,994
Honeys Holdings Company, Ltd.	5,560	64,389
Honma Golf, Ltd. (C)	30,500	12,648
Hoosiers Holdings Company, Ltd.	9,600	70,651
Horiba, Ltd.	4,500	233,961
Hosiden Corp.	13,600	169,141
Hosokawa Micron Corp.	3,700	103,157
Hotland Company, Ltd.	3,000	34,730
House Foods Group, Inc.	1,100	23,743
Howa Machinery, Ltd.	5,300	29,460
HS Holdings Company, Ltd.	4,400	31,335
IBJ, Inc.	7,700	32,432
Ichigo, Inc.	26,400	56,647
Ichiken Company, Ltd.	2,300	32,469
Ichikoh Industries, Ltd.	14,100	51,293
Ichinen Holdings Company, Ltd.	5,400	49,968
Ichiyoshi Securities Company, Ltd.	9,100	43,346
Icom, Inc.	2,500	57,572
ID Holdings Corp.	4,950	47,099
IDEA Consultants, Inc.	700	8,031
IDEC Corp.	8,300	173,292
IDOM, Inc.	18,200	97,957
Iino Kaiun Kaisha, Ltd.	19,900	142,474
IJTT Company, Ltd.	7,760	30,635
I’ll, Inc.	2,800	53,234
IMAGICA GROUP, Inc.	5,400	22,508
Imasen Electric Industrial	1,900	8,584
i-mobile Company, Ltd.	1,300	11,130
Imuraya Group Company, Ltd.	2,700	43,201
Inaba Denki Sangyo Company, Ltd.	14,600	315,943
Inaba Seisakusho Company, Ltd.	3,100	33,238
Inabata & Company, Ltd.	13,400	291,302
Inageya Company, Ltd.	4,000	41,480
I-NE Company, Ltd. (A)	1,800	36,387
Ines Corp.	5,100	58,265
i-Net Corp.	3,600	43,279
Infocom Corp.	6,900	134,301
Information Services International-Dentsu, Ltd.	1,800	71,993
INFRONEER Holdings, Inc.	15,016	156,829
Innotech Corp.	3,800	41,065
Insource Company, Ltd.	14,000	105,612
Intage Holdings, Inc.	10,800	129,842
Integrated Design & Engineering Holdings Company, Ltd.	3,700	86,226
43	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Intelligent Wave, Inc.	2,900	$18,249
Inter Action Corp.	3,100	23,130
Inui Global Logistics Company, Ltd.	2,800	24,272
I-PEX, Inc.	4,400	50,860
IPS, Inc.	1,300	19,573
IR Japan Holdings, Ltd.	2,500	39,288
Iriso Electronics Company, Ltd.	6,000	178,076
I’rom Group Company, Ltd.	2,100	26,191
ISB Corp.	2,600	24,850
Ise Chemicals Corp.	600	34,157
Iseki & Company, Ltd.	6,700	55,495
Ishihara Chemical Company, Ltd.	3,600	40,103
Ishihara Sangyo Kaisha, Ltd.	11,400	112,054
Ishii Iron Works Company, Ltd.	900	17,803
Ishizuka Glass Company, Ltd.	1,000	16,441
Istyle, Inc. (A)	17,400	59,439
ITFOR, Inc.	9,400	68,321
ITmedia, Inc.	3,500	27,271
Itochu Enex Company, Ltd.	15,500	156,852
Itochu-Shokuhin Company, Ltd.	1,500	63,111
Itoham Yonekyu Holdings, Inc.	40,600	225,732
Itoki Corp.	9,500	90,291
IwaiCosmo Holdings, Inc.	6,100	72,532
Iwaki Company, Ltd.	2,600	33,737
Iwatsu Electric Company, Ltd. (A)	3,700	21,118
Iwatsuka Confectionery Company, Ltd.	1,500	53,501
Iyogin Holdings, Inc.	65,300	453,000
Izumi Company, Ltd.	9,100	237,321
J Trust Company, Ltd.	17,900	56,794
JAC Recruitment Company, Ltd.	4,800	88,680
Jaccs Company, Ltd.	7,200	250,409
Jade Group, Inc. (A)	3,100	37,546
JAFCO Group Company, Ltd.	14,200	182,044
JANOME Corp.	6,500	28,459
Japan Aviation Electronics Industry, Ltd.	14,100	296,841
Japan Best Rescue System Company, Ltd.	6,200	30,568
Japan Communications, Inc. (A)	47,900	74,301
Japan Electronic Materials Corp.	4,300	45,164
Japan Elevator Service Holdings Company, Ltd.	19,300	320,798
Japan Foundation Engineering Company, Ltd.	6,600	22,207
Japan Hospice Holdings, Inc. (A)	600	10,804
Japan Lifeline Company, Ltd.	18,700	147,671
Japan Material Company, Ltd.	20,600	376,485
Japan Medical Dynamic Marketing, Inc.	4,900	25,504
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	44

	Shares	Value
Japan (continued)
Japan Oil Transportation Company, Ltd.	1,100	$19,247
Japan Petroleum Exploration Company, Ltd.	9,500	312,429
Japan Property Management Center Company, Ltd.	4,300	32,985
Japan Pulp & Paper Company, Ltd.	3,100	100,931
Japan Pure Chemical Company, Ltd.	1,000	17,544
Japan Securities Finance Company, Ltd.	25,400	219,102
Japan System Techniques Company, Ltd.	1,200	18,157
Japan Transcity Corp.	11,700	51,428
Japan Wool Textile Company, Ltd.	13,400	115,243
Jastec Company, Ltd.	3,500	34,823
JBCC Holdings, Inc.	5,000	87,311
JCU Corp.	6,300	145,885
JDC Corp.	1,900	8,000
Jeol, Ltd.	11,800	375,919
JFE Systems, Inc.	1,500	30,146
JIG-SAW, Inc. (A)	1,400	39,000
JINS Holdings, Inc.	3,900	92,089
JINUSHI Company, Ltd.	4,400	56,391
JK Holdings Company, Ltd.	4,600	31,011
J-Lease Company, Ltd.	900	13,217
JM Holdings Company, Ltd.	4,400	57,294
JMS Company, Ltd.	7,500	27,860
Joban Kosan Company, Ltd. (A)	2,000	18,712
J-Oil Mills, Inc.	7,200	89,914
Joshin Denki Company, Ltd.	5,500	83,983
Joyful Honda Company, Ltd.	14,300	168,427
JP-Holdings, Inc.	14,400	32,210
JSB Company, Ltd.	1,600	61,171
JSP Corp.	4,200	56,642
Juki Corp.	9,100	38,943
Juroku Financial Group, Inc.	9,600	241,370
Justsystems Corp.	7,800	161,385
JVCKenwood Corp.	52,228	227,855
K&O Energy Group, Inc.	3,200	53,708
Kadoya Sesame Mills, Inc.	400	9,552
Kaga Electronics Company, Ltd.	5,300	240,525
Kagome Company, Ltd.	2,600	60,632
Kaken Pharmaceutical Company, Ltd.	6,100	149,583
Kakiyasu Honten Company, Ltd.	2,600	45,088
Kamakura Shinsho, Ltd.	7,600	34,524
Kameda Seika Company, Ltd.	4,400	133,298
Kamei Corp.	8,100	81,705
Kanaden Corp.	3,400	33,524
Kanagawa Chuo Kotsu Company, Ltd.	1,600	36,372
45	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Kanamic Network Company, Ltd.	200	$709
Kanamoto Company, Ltd.	10,100	171,191
Kandenko Company, Ltd.	28,600	262,011
Kaneka Corp.	14,500	406,986
Kaneko Seeds Company, Ltd.	3,900	38,078
Kanematsu Corp.	23,300	327,968
Kanemi Company, Ltd.	1,000	20,433
Kanto Denka Kogyo Company, Ltd.	13,700	78,340
Kaonavi, Inc. (A)	700	11,672
Katakura Industries Company, Ltd.	6,300	70,837
Katitas Company, Ltd.	11,900	189,934
Kato Sangyo Company, Ltd.	8,000	230,143
Kato Works Company, Ltd.	3,800	34,026
Kawada Technologies, Inc.	1,300	54,240
Kawai Musical Instruments Manufacturing Company, Ltd.	1,900	44,288
KeePer Technical Laboratory Company, Ltd.	3,800	176,950
Keihanshin Building Company, Ltd.	9,600	84,033
KEIWA, Inc.	3,400	28,051
Keiyo Company, Ltd.	11,700	68,260
KEL Corp.	1,900	25,129
Kenko Mayonnaise Company, Ltd.	4,500	44,294
KeyHolder, Inc.	1,100	6,530
KFC Holdings Japan, Ltd.	4,900	101,688
KFC, Ltd.	700	6,347
KH Neochem Company, Ltd.	11,000	171,286
Kibun Foods, Inc.	3,800	29,836
Kimura Chemical Plants Company, Ltd.	5,900	30,721
Kimura Unity Company, Ltd.	1,200	11,763
King Company, Ltd.	2,300	10,135
Kintetsu Department Store Company, Ltd. (A)	1,100	21,674
Kissei Pharmaceutical Company, Ltd.	8,600	200,841
Ki-Star Real Estate Company, Ltd.	2,800	91,121
Kitagawa Corp.	3,400	34,024
Kitano Construction Corp.	1,500	31,625
Kitanotatsujin Corp.	3,800	6,486
Kitz Corp.	20,500	148,276
Koa Corp.	9,400	118,624
Koa Shoji Holdings Company, Ltd.	2,400	11,398
Koatsu Gas Kogyo Company, Ltd.	9,600	49,876
Kobe Electric Railway Company, Ltd. (A)	2,300	48,672
Kohnan Shoji Company, Ltd.	7,300	178,126
Kohsoku Corp.	3,200	45,606
Kojima Company, Ltd.	10,700	46,572
Kokuyo Company, Ltd.	25,173	391,143
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	46

	Shares	Value
Japan (continued)
Komatsu Matere Company, Ltd.	7,300	$36,932
Komatsu Wall Industry Company, Ltd.	2,700	54,473
KOMEDA Holdings Company, Ltd.	14,100	276,317
Komehyo Holdings Company, Ltd.	1,600	63,449
Komeri Company, Ltd.	9,000	190,035
Komori Corp.	14,424	108,648
Konaka Company, Ltd.	10,500	31,007
Kondotec, Inc.	7,100	57,460
Konica Minolta, Inc.	83,500	257,799
Konishi Company, Ltd.	9,100	155,469
Konoike Transport Company, Ltd.	8,800	123,208
Konoshima Chemical Company, Ltd.	1,800	20,210
Kosaido Holdings Company, Ltd.	3,000	57,832
Koshidaka Holdings Company, Ltd.	5,000	45,847
Kotobuki Spirits Company, Ltd.	1,800	141,140
Kotobukiya Company, Ltd.	900	12,901
Kozo Keikaku Engineering, Inc.	1,500	33,904
KPP Group Holdings Company, Ltd.	11,900	53,173
Krosaki Harima Corp.	1,300	84,934
KRS Corp.	4,500	29,417
K’s Holdings Corp.	35,200	324,475
KU Holdings Company, Ltd.	3,500	28,877
Kumagai Gumi Company, Ltd.	9,700	216,792
Kumiai Chemical Industry Company, Ltd.	15,690	121,054
Kunimine Industries Company, Ltd.	2,100	15,012
Kurabo Industries, Ltd.	5,000	80,178
Kureha Corp.	4,900	287,728
Kurimoto, Ltd.	3,300	64,404
Kuriyama Holdings Corp.	5,400	32,042
Kusuri no Aoki Holdings Company, Ltd.	4,600	287,656
KVK Corp.	1,500	17,958
KYB Corp.	5,800	189,080
Kyoden Company, Ltd.	7,900	32,418
Kyodo Printing Company, Ltd.	2,200	49,111
Kyoei Steel, Ltd.	5,500	73,209
Kyokuto Boeki Kaisha, Ltd.	2,600	33,715
Kyokuto Kaihatsu Kogyo Company, Ltd.	10,500	130,609
Kyokuto Securities Company, Ltd.	7,300	39,629
Kyokuyo Company, Ltd.	2,600	67,818
Kyorin Pharmaceutical Company, Ltd.	12,000	146,012
Kyoritsu Maintenance Company, Ltd.	7,200	310,476
Kyosan Electric Manufacturing Company, Ltd.	14,900	46,626
Kyowa Electronic Instruments Company, Ltd.	7,300	17,987
Kyudenko Corp.	12,700	390,789
47	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Kyushu Financial Group, Inc.	104,000	$508,824
Kyushu Leasing Service Company, Ltd.	5,600	32,522
LA Holdings Company, Ltd.	700	23,642
LAC Company, Ltd.	4,100	21,173
Lacto Japan Company, Ltd.	2,600	36,635
LEC, Inc.	8,500	55,500
Leopalace21 Corp. (A)	51,900	130,224
Life Corp.	5,200	129,651
LIFULL Company, Ltd.	22,900	38,642
LIKE, Inc.	3,100	32,413
Linical Company, Ltd.	4,600	22,546
Link And Motivation, Inc.	13,400	42,430
Lintec Corp.	11,000	181,336
Litalico, Inc.	6,600	99,289
Look Holdings, Inc.	1,600	21,990
LTS, Inc. (A)	400	10,733
M&A Capital Partners Company, Ltd. (A)	4,300	83,219
Mabuchi Motor Company, Ltd.	13,700	419,292
Macnica Holdings, Inc.	9,000	421,097
Macromill, Inc.	12,500	63,074
Maeda Kosen Company, Ltd.	5,700	122,389
Maezawa Industries, Inc.	5,000	34,691
Maezawa Kasei Industries Company, Ltd.	3,500	36,296
Maezawa Kyuso Industries Company, Ltd.	7,200	61,604
Makino Milling Machine Company, Ltd.	7,015	335,064
Management Solutions Company, Ltd.	3,400	89,940
Mandom Corp.	11,800	116,362
Mani, Inc.	22,300	290,038
MarkLines Company, Ltd.	3,700	78,329
Mars Group Holdings Corp.	3,100	60,766
Marubun Corp.	5,900	47,375
Marudai Food Company, Ltd.	6,700	78,570
Maruha Nichiro Corp.	11,581	202,103
Maruichi Steel Tube, Ltd.	11,700	304,050
MARUKA FURUSATO Corp.	1,153	22,427
Marumae Company, Ltd.	3,000	37,211
Marusan Securities Company, Ltd.	22,161	79,526
Maruwa Company, Ltd.	2,600	483,676
Maruzen CHI Holdings Company, Ltd.	4,800	11,175
Maruzen Company, Ltd.	4,100	57,183
Maruzen Showa Unyu Company, Ltd.	3,400	92,379
Marvelous, Inc.	9,500	44,743
Matching Service Japan Company, Ltd.	3,100	24,515
Matsuda Sangyo Company, Ltd.	3,620	55,844
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	48

	Shares	Value
Japan (continued)
Matsui Construction Company, Ltd.	6,100	$31,094
Matsui Securities Company, Ltd.	35,700	196,345
Max Company, Ltd.	6,200	116,478
Maxell, Ltd.	13,800	149,563
Maxvalu Tokai Company, Ltd.	2,600	49,850
MCJ Company, Ltd.	22,900	187,109
MEC Company, Ltd.	5,300	140,015
Media Do Company, Ltd. (A)	2,600	21,256
Medical Data Vision Company, Ltd.	8,300	42,602
Medical System Network Company, Ltd.	6,600	18,221
Medikit Company, Ltd.	1,400	25,874
Medius Holdings Company, Ltd.	2,500	13,210
MedPeer, Inc. (A)	4,500	33,605
Megachips Corp.	4,300	123,888
Megmilk Snow Brand Company, Ltd.	13,200	215,951
Meidensha Corp.	10,717	160,674
Meiho Facility Works, Ltd.	1,400	7,188
Meiji Electric Industries Company, Ltd.	2,800	29,208
Meiji Shipping Company, Ltd.	3,100	15,840
Meiko Electronics Company, Ltd.	6,300	154,260
Meisei Industrial Company, Ltd.	12,700	83,594
Meitec Corp.	20,800	364,132
Meito Sangyo Company, Ltd.	3,500	39,220
Meiwa Corp.	8,200	37,279
Melco Holdings, Inc.	2,100	46,317
Members Company, Ltd.	2,700	23,713
Menicon Company, Ltd.	17,800	248,524
Mercuria Holdings Company, Ltd.	1,700	9,220
MetaReal Corp. (A)	1,800	17,617
METAWATER Company, Ltd.	8,000	105,418
Micronics Japan Company, Ltd.	9,600	143,393
Midac Holdings Company, Ltd.	2,500	31,513
Mie Kotsu Group Holdings, Inc.	19,600	80,867
Mikuni Corp.	8,400	26,675
Milbon Company, Ltd.	8,220	254,223
Mimaki Engineering Company, Ltd.	900	4,521
Mimasu Semiconductor Industry Company, Ltd.	4,700	92,601
Ministop Company, Ltd.	5,200	51,505
Mipox Corp.	4,100	15,205
Miraial Company, Ltd.	1,800	18,361
MIRAIT ONE Corp.	25,720	340,656
Mirarth Holdings, Inc.	27,300	87,685
Miroku Jyoho Service Company, Ltd.	6,100	64,008
Mitani Corp.	16,800	157,662
49	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Mitani Sangyo Company, Ltd.	8,100	$18,015
Mitani Sekisan Company, Ltd.	3,200	111,669
Mito Securities Company, Ltd.	19,100	56,238
Mitsuba Corp.	11,200	58,693
Mitsubishi Kakoki Kaisha, Ltd.	1,900	35,587
Mitsubishi Logisnext Company, Ltd.	10,700	100,348
Mitsubishi Logistics Corp.	9,800	260,233
Mitsubishi Materials Corp.	3,200	53,716
Mitsubishi Pencil Company, Ltd.	10,400	137,673
Mitsubishi Research Institute, Inc.	2,500	86,121
Mitsubishi Shokuhin Company, Ltd.	4,900	134,163
Mitsubishi Steel Manufacturing Company, Ltd.	4,600	44,840
Mitsuboshi Belting, Ltd.	5,200	171,875
Mitsui DM Sugar Holdings Company, Ltd.	5,100	104,607
Mitsui E&S Company, Ltd. (A)	24,800	85,154
Mitsui Matsushima Holdings Company, Ltd.	3,200	63,379
Mitsui Mining & Smelting Company, Ltd.	16,600	424,042
Mitsui-Soko Holdings Company, Ltd.	6,000	171,002
Mitsuuroko Group Holdings Company, Ltd.	10,800	97,398
Mixi, Inc.	11,700	195,283
Miyaji Engineering Group, Inc.	1,500	60,658
Miyoshi Oil & Fat Company, Ltd.	2,600	20,306
Mizuho Leasing Company, Ltd.	8,500	280,434
Mizuho Medy Company, Ltd.	1,300	24,290
Mizuno Corp.	6,300	200,917
Mochida Pharmaceutical Company, Ltd.	6,300	145,643
Modec, Inc. (A)	1,800	20,451
Monex Group, Inc.	55,900	200,311
Morinaga & Company, Ltd.	11,100	403,401
Morinaga Milk Industry Company, Ltd.	10,600	433,856
Moriroku Holdings Company, Ltd.	2,700	40,875
Morita Holdings Corp.	10,200	114,695
Morito Company, Ltd.	7,100	60,379
Morozoff, Ltd.	2,000	50,596
Mory Industries, Inc.	1,600	38,536
MrMax Holdings, Ltd.	8,700	36,122
Mugen Estate Company, Ltd.	4,300	29,971
m-up Holdings, Inc.	8,800	89,891
Murakami Corp.	2,600	51,608
Musashi Seimitsu Industry Company, Ltd.	14,700	174,717
NAC Company, Ltd.	3,500	23,389
Nachi-Fujikoshi Corp.	4,600	126,599
Nafco Company, Ltd.	5,000	65,612
Nagano Keiki Company, Ltd.	3,300	60,091
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	50

	Shares	Value
Japan (continued)
Nagase & Company, Ltd.	26,900	$460,985
Nagatanien Holdings Company, Ltd.	4,500	72,935
Nagawa Company, Ltd.	1,800	87,846
Naigai Trans Line, Ltd.	2,100	39,127
Nakabayashi Company, Ltd.	8,300	30,652
Nakamoto Packs Company, Ltd.	800	9,060
Nakamuraya Company, Ltd.	1,600	34,191
Nakanishi, Inc.	18,800	473,134
Nakano Corp.	7,900	20,926
Nakano Refrigerators Company, Ltd.	300	13,355
Nakayama Steel Works, Ltd.	5,300	33,651
Namura Shipbuilding Company, Ltd. (A)	11,372	71,416
Nankai Electric Railway Company, Ltd.	3,000	63,025
Narasaki Sangyo Company, Ltd.	1,600	26,157
Natori Company, Ltd.	4,000	54,717
NEC Capital Solutions, Ltd.	2,900	63,293
NEC Networks & System Integration Corp.	12,200	162,679
NET One Systems Company, Ltd.	22,400	438,905
Neturen Company, Ltd.	10,800	74,769
New Art Holdings Company, Ltd.	3,000	35,110
Nextage Company, Ltd.	13,600	306,143
NexTone, Inc. (A)	1,900	24,343
NHK Spring Company, Ltd.	57,300	444,253
Nicca Chemical Company, Ltd.	2,500	14,939
Nice Corp.	2,300	24,032
Nichia Steel Works, Ltd.	11,800	25,261
Nichias Corp.	16,600	347,192
Nichiban Company, Ltd.	3,400	44,622
Nichicon Corp.	12,473	120,360
Nichiden Corp.	4,200	72,538
Nichiha Corp.	8,400	180,000
Nichimo Company, Ltd.	700	18,915
Nichireki Company, Ltd.	7,400	105,834
Nichirin Company, Ltd.	2,490	52,040
Nihon Chouzai Company, Ltd.	4,960	46,652
Nihon Dempa Kogyo Company, Ltd.	5,700	60,706
Nihon Dengi Company, Ltd.	1,400	40,964
Nihon Denkei Company, Ltd.	2,100	29,788
Nihon Flush Company, Ltd.	7,000	43,541
Nihon House Holdings Company, Ltd.	13,300	34,236
Nihon Kagaku Sangyo Company, Ltd.	3,200	23,916
Nihon Kohden Corp.	3,000	79,873
Nihon Nohyaku Company, Ltd.	10,100	47,719
Nihon Parkerizing Company, Ltd.	28,100	224,043
51	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Nihon Tokushu Toryo Company, Ltd.	5,000	$45,302
Nihon Trim Company, Ltd.	1,400	29,366
Niitaka Company, Ltd.	800	10,904
Nikkiso Company, Ltd.	12,900	89,144
Nikko Company, Ltd.	9,100	41,726
Nikkon Holdings Company, Ltd.	15,600	355,528
Nippi, Inc.	400	10,963
Nippn Corp.	15,000	213,271
Nippon Air Conditioning Services Company, Ltd.	10,100	54,101
Nippon Aqua Company, Ltd.	2,800	19,578
Nippon Avionics Company, Ltd. (A)	300	12,642
Nippon Beet Sugar Manufacturing Company, Ltd.	3,900	51,154
Nippon Carbide Industries Company, Inc.	2,500	27,664
Nippon Carbon Company, Ltd.	3,700	112,665
Nippon Care Supply Company, Ltd.	700	8,115
Nippon Chemical Industrial Company, Ltd.	2,500	32,331
Nippon Chemi-Con Corp. (A)	6,927	66,671
Nippon Coke & Engineering Company, Ltd. (A)	62,600	48,542
Nippon Concept Corp.	3,300	39,973
Nippon Concrete Industries Company, Ltd. (A)	18,600	42,604
Nippon Denko Company, Ltd.	31,900	60,846
Nippon Densetsu Kogyo Company, Ltd.	10,900	159,630
Nippon Dry-Chemical Company, Ltd.	900	12,858
Nippon Electric Glass Company, Ltd.	15,800	278,807
Nippon Felt Company, Ltd.	5,500	16,020
Nippon Filcon Company, Ltd.	5,600	18,342
Nippon Fine Chemical Company, Ltd.	3,800	66,163
Nippon Gas Company, Ltd.	32,600	507,442
Nippon Hume Corp.	8,600	51,074
Nippon Kayaku Company, Ltd.	31,200	279,394
Nippon Kodoshi Corp.	2,000	28,938
Nippon Light Metal Holdings Company, Ltd.	17,720	188,671
Nippon Paper Industries Company, Ltd. (A)	29,700	265,638
Nippon Parking Development Company, Ltd.	59,200	88,990
Nippon Pillar Packing Company, Ltd.	6,100	175,831
Nippon Piston Ring Company, Ltd.	3,400	39,103
Nippon Rietec Company, Ltd.	3,000	26,030
Nippon Seiki Company, Ltd.	13,600	102,299
Nippon Seisen Company, Ltd.	1,000	32,629
Nippon Sharyo, Ltd.	3,000	41,906
Nippon Sheet Glass Company, Ltd. (A)	25,900	135,919
Nippon Shokubai Company, Ltd.	6,400	243,550
Nippon Signal Company, Ltd.	15,400	102,005
Nippon Soda Company, Ltd.	6,400	236,704
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	52

	Shares	Value
Japan (continued)
Nippon Thompson Company, Ltd.	16,500	$63,652
Nippon Yakin Kogyo Company, Ltd.	3,720	114,692
Nipro Corp.	48,300	400,003
Nireco Corp.	1,900	16,817
Nishikawa Rubber Company, Ltd.	5,200	46,786
Nishimatsu Construction Company, Ltd.	10,000	253,642
Nishimatsuya Chain Company, Ltd.	10,400	120,041
Nishimoto Company, Ltd.	1,500	45,855
Nishi-Nippon Financial Holdings, Inc.	37,800	391,166
Nishi-Nippon Railroad Company, Ltd.	18,800	350,989
Nishio Holdings Company, Ltd.	5,900	143,869
Nissan Shatai Company, Ltd.	21,100	131,137
Nissan Tokyo Sales Holdings Company, Ltd.	8,300	25,677
Nissei ASB Machine Company, Ltd.	2,800	82,926
Nissei Plastic Industrial Company, Ltd.	5,600	40,858
Nissha Company, Ltd.	13,000	157,389
Nisshin Group Holdings Company, Ltd.	10,300	36,342
Nisshinbo Holdings, Inc.	38,257	284,147
Nissin Corp.	4,500	79,675
Nisso Corp.	4,000	22,978
Nissui Corp.	95,400	500,924
Nitta Corp.	5,600	127,175
Nitta Gelatin, Inc.	3,400	16,757
Nittetsu Mining Company, Ltd.	4,000	140,126
Nitto Boseki Company, Ltd.	7,100	195,010
Nitto Fuji Flour Milling Company, Ltd.	800	26,810
Nitto Kogyo Corp.	8,300	221,492
Nitto Kohki Company, Ltd.	3,400	46,106
Nitto Seiko Company, Ltd.	8,700	33,663
Nittoc Construction Company, Ltd.	5,200	38,509
NJS Company, Ltd.	2,200	45,487
Noda Corp.	2,500	20,923
Noevir Holdings Company, Ltd.	4,700	183,564
Nohmi Bosai, Ltd.	7,200	87,534
Nojima Corp.	19,600	172,041
NOK Corp.	8,100	113,497
Nomura Micro Science Company, Ltd.	2,000	79,999
Noritake Company, Ltd.	2,500	103,430
Noritsu Koki Company, Ltd.	5,100	103,224
Noritz Corp.	9,700	106,482
North Pacific Bank, Ltd.	82,600	173,788
Nozawa Corp.	2,600	14,947
NS Tool Company, Ltd.	5,400	43,030
NS United Kaiun Kaisha, Ltd.	2,700	75,359
53	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
NSD Company, Ltd.	17,412	$305,598
NSW, Inc.	3,100	58,646
NTN Corp.	118,700	235,616
Oat Agrio Company, Ltd.	900	10,772
Obara Group, Inc.	3,000	81,504
Oenon Holdings, Inc.	17,500	50,077
Ohara, Inc.	2,700	25,762
Ohashi Technica, Inc.	4,100	45,773
Ohba Company, Ltd.	2,200	13,320
Ohmoto Gumi Company, Ltd.	700	33,886
Ohsho Food Service Corp.	3,300	159,118
Oiles Corp.	6,272	88,972
Oisix ra daichi, Inc. (A)	7,600	86,930
Okabe Company, Ltd.	11,400	57,707
Okada Aiyon Corp.	2,200	33,908
Okamoto Industries, Inc.	3,600	115,487
Okamoto Machine Tool Works, Ltd.	1,300	49,533
Okamura Corp.	17,700	263,857
Okasan Securities Group, Inc.	51,300	202,697
Oki Electric Industry Company, Ltd.	26,000	161,078
Okinawa Cellular Telephone Company	8,200	177,487
Okinawa Financial Group, Inc.	6,905	106,779
OKUMA Corp.	7,676	359,559
Okumura Corp.	9,500	297,004
Okura Industrial Company, Ltd.	2,500	44,363
Okuwa Company, Ltd.	8,900	52,750
Onoken Company, Ltd.	5,300	61,155
Onward Holdings Company, Ltd.	27,800	99,377
Optex Group Company, Ltd.	11,600	140,037
Optim Corp. (A)	4,000	24,777
Optorun Company, Ltd.	5,700	76,330
Organo Corp.	7,600	210,933
Oricon, Inc.	2,800	15,349
Orient Corp.	15,910	120,703
Oriental Shiraishi Corp.	46,600	104,651
Oro Company, Ltd.	2,100	30,527
Osaka Organic Chemical Industry, Ltd.	4,700	83,370
Osaka Soda Company, Ltd.	4,300	206,008
Osaka Steel Company, Ltd.	2,900	33,447
OSAKA Titanium Technologies Company, Ltd. (A)	2,200	50,253
Osaki Electric Company, Ltd.	12,000	52,435
OSG Corp.	25,700	323,846
OUG Holdings, Inc.	1,700	29,009
Outsourcing, Inc.	35,400	277,136
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	54

	Shares	Value
Japan (continued)
Oyo Corp.	5,500	$102,792
Ozu Corp.	2,000	21,870
Pacific Industrial Company, Ltd.	13,700	134,070
Pacific Metals Company, Ltd. (A)	4,600	50,184
PAL GROUP Holdings Company, Ltd.	13,200	186,171
PALTAC Corp.	1,000	32,939
Paraca, Inc.	2,500	35,575
Paramount Bed Holdings Company, Ltd.	12,800	207,319
Park24 Company, Ltd. (A)	9,400	132,578
Parker Corp.	4,000	21,646
Pasona Group, Inc.	6,900	77,351
PCI Holdings, Inc.	1,600	11,980
Pegasus Company, Ltd.	7,800	31,764
Penta-Ocean Construction Company, Ltd.	68,300	405,929
People Dreams & Technologies Group Company, Ltd.	2,800	34,110
PeptiDream, Inc. (A)	4,500	57,772
PIA Corp. (A)	1,000	24,753
Pickles Holdings Company, Ltd.	4,200	36,318
Pigeon Corp.	36,100	418,461
Pilot Corp.	6,700	215,679
Piolax, Inc.	8,700	139,378
Plus Alpha Consulting Company, Ltd.	800	15,634
Pole To Win Holdings, Inc.	10,400	49,653
Premium Group Company, Ltd.	11,400	127,558
Premium Water Holdings, Inc.	900	17,193
Press Kogyo Company, Ltd.	27,600	126,770
Pressance Corp.	6,300	82,655
Prestige International, Inc.	28,800	116,105
Prima Meat Packers, Ltd.	7,100	123,391
Procrea Holdings, Inc.	7,996	110,067
Pronexus, Inc.	6,000	44,241
Pro-Ship, Inc.	1,900	16,785
Proto Corp.	9,000	73,214
PS Mitsubishi Construction Company, Ltd.	8,400	45,435
Punch Industry Company, Ltd.	6,700	20,402
QB Net Holdings Company, Ltd.	3,200	35,846
Qol Holdings Company, Ltd.	8,500	112,195
Quick Company, Ltd.	3,200	46,872
Raccoon Holdings, Inc.	5,700	29,560
Raito Kogyo Company, Ltd.	12,300	171,835
Raiznext Corp.	8,500	82,267
RaQualia Pharma, Inc. (A)	3,300	17,220
Rasa Corp.	2,900	31,040
Rasa Industries, Ltd.	2,800	38,789
55	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Raysum Company, Ltd.	700	$16,054
Relo Group, Inc.	3,100	36,310
Renaissance, Inc.	1,700	10,887
Rengo Company, Ltd.	55,300	375,764
RENOVA, Inc. (A)	5,700	53,865
Resorttrust, Inc.	25,000	400,783
Restar Holdings Corp.	3,600	59,667
Retail Partners Company, Ltd.	7,500	82,918
Rheon Automatic Machinery Company, Ltd.	7,800	73,997
Rhythm Company, Ltd.	2,000	22,586
Riberesute Corp.	2,000	10,579
Ricoh Leasing Company, Ltd.	4,400	129,555
Ride On Express Holdings Company, Ltd.	2,400	16,696
Right On Company, Ltd. (A)	6,300	23,490
Riken Corp.	2,000	45,146
Riken Keiki Company, Ltd.	4,400	159,233
Riken Technos Corp.	13,400	66,096
Riken Vitamin Company, Ltd.	6,900	109,446
Rion Company, Ltd.	3,400	51,458
Riso Kyoiku Company, Ltd.	31,300	53,321
Rock Field Company, Ltd.	6,500	68,811
Rokko Butter Company, Ltd.	4,700	45,325
Roland Corp.	3,500	93,607
Roland DG Corp.	3,900	92,611
Rorze Corp.	3,000	238,855
Round One Corp.	56,200	228,837
RS Technologies Company, Ltd.	5,000	95,254
Ryobi, Ltd.	6,900	134,175
Ryoden Corp.	4,100	66,828
Ryosan Company, Ltd.	5,429	157,828
S Foods, Inc.	5,600	128,942
S Line Company, Ltd.	1,700	9,992
S&B Foods, Inc.	2,100	54,194
Sac’s Bar Holdings, Inc.	7,300	44,759
Saibu Gas Holdings Company, Ltd.	7,200	100,559
Saint-Care Holding Corp.	3,300	18,635
Saison Information Systems Company, Ltd.	1,000	13,117
Sakai Chemical Industry Company, Ltd.	5,200	70,125
Sakai Heavy Industries, Ltd.	800	27,999
Sakai Moving Service Company, Ltd.	3,200	119,333
Sakata INX Corp.	10,700	100,276
Sakura Internet, Inc.	8,100	63,729
Sala Corp.	14,700	75,371
SAMTY Company, Ltd.	7,200	114,551
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	56

	Shares	Value
Japan (continued)
San Holdings, Inc.	2,600	$39,105
San ju San Financial Group, Inc.	6,320	75,706
San-A Company, Ltd.	5,900	199,017
San-Ai Obbli Company, Ltd.	16,800	193,201
Sanei Architecture Planning Company, Ltd.	4,100	56,883
Sangetsu Corp.	12,700	263,234
Sanken Electric Company, Ltd.	4,687	357,692
Sanki Engineering Company, Ltd.	11,900	131,672
Sanko Gosei, Ltd.	3,100	14,236
Sanko Metal Industrial Company, Ltd.	600	17,267
Sankyo Frontier Company, Ltd.	1,300	38,005
Sankyo Seiko Company, Ltd.	10,400	52,790
Sankyo Tateyama, Inc.	7,500	46,604
Sankyu, Inc.	8,500	296,358
Sanoh Industrial Company, Ltd.	8,800	55,373
Sansei Technologies, Inc.	3,900	31,590
Sansha Electric Manufacturing Company, Ltd.	4,100	41,010
Sanshin Electronics Company, Ltd.	2,900	43,065
Sanyo Chemical Industries, Ltd.	3,900	110,825
Sanyo Denki Company, Ltd.	2,600	126,904
Sanyo Electric Railway Company, Ltd.	5,600	85,694
Sanyo Engineering & Construction, Inc.	1,900	8,483
Sanyo Shokai, Ltd.	3,300	45,151
Sanyo Special Steel Company, Ltd.	5,629	107,478
Sanyo Trading Company, Ltd.	7,600	70,044
Sapporo Holdings, Ltd.	13,600	416,385
Sato Holdings Corp.	8,500	123,146
Sato Shoji Corp.	5,200	52,399
Satori Electric Company, Ltd.	2,900	32,405
Sawai Group Holdings Company, Ltd.	9,500	304,424
Saxa Holdings, Inc.	1,800	29,405
SB Technology Corp.	3,400	55,777
SBI Global Asset Management Company, Ltd.	10,800	40,626
SBI Insurance Group Company, Ltd. (A)	2,300	17,345
SBS Holdings, Inc.	5,000	104,979
Scroll Corp.	9,000	62,149
SEC Carbon, Ltd.	500	39,630
Seed Company, Ltd.	3,300	18,414
Seika Corp.	2,900	42,149
Seikagaku Corp.	14,500	79,652
Seikitokyu Kogyo Company, Ltd.	6,300	71,952
Seiko Electric Company, Ltd.	1,100	8,459
Seiko Group Corp.	8,000	147,495
Seiko PMC Corp.	5,600	21,636
57	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Seikoh Giken Company, Ltd.	900	$8,528
Seino Holdings Company, Ltd.	9,400	136,932
Seiren Company, Ltd.	13,100	216,004
Sekisui Jushi Corp.	8,600	148,463
Sekisui Kasei Company, Ltd.	9,800	30,475
SEMITEC Corp.	1,200	16,351
Senko Group Holdings Company, Ltd.	31,200	218,433
Senshu Electric Company, Ltd.	4,200	110,594
Senshu Ikeda Holdings, Inc.	72,400	131,559
Senshukai Company, Ltd. (A)	13,900	38,559
Seria Company, Ltd.	13,700	216,350
Seven Bank, Ltd.	18,700	39,773
Shibaura Electronics Company, Ltd.	1,900	84,955
Shibaura Machine Company, Ltd.	6,000	173,614
Shibaura Mechatronics Corp.	1,100	193,713
Shibuya Corp.	5,600	100,013
Shidax Corp.	6,500	23,958
Shikibo, Ltd.	2,100	14,878
Shikoku Electric Power Company, Inc. (A)	43,300	311,819
Shikoku Kasei Holdings Corp.	10,500	105,064
Shima Seiki Manufacturing, Ltd.	7,900	107,584
Shimojima Company, Ltd.	3,900	31,421
Shin Maint Holdings Company, Ltd.	1,200	12,169
Shin Nippon Air Technologies Company, Ltd.	2,700	45,811
Shin Nippon Biomedical Laboratories, Ltd.	7,000	108,380
Shinagawa Refractories Company, Ltd.	1,800	86,717
Shindengen Electric Manufacturing Company, Ltd.	1,600	34,080
Shin-Etsu Polymer Company, Ltd.	12,000	112,959
Shinki Bus Company, Ltd.	1,300	30,877
Shinko Shoji Company, Ltd.	5,900	47,306
Shinmaywa Industries, Ltd.	17,400	168,496
Shinnihon Corp.	9,600	81,133
Shin-Nihon Tatemono Company, Ltd.	3,900	16,391
Shinnihonseiyaku Company, Ltd.	2,700	29,730
Shinsho Corp.	1,700	66,240
Shinwa Company, Ltd.	3,300	50,803
Shinwa Company, Ltd. (Gifu)	2,700	14,293
Ship Healthcare Holdings, Inc.	14,700	249,412
Shizuki Electric Company, Inc.	5,000	16,338
Shizuoka Gas Company, Ltd.	10,200	71,610
Shoei Company, Ltd.	13,600	230,244
Shoei Foods Corp.	2,900	90,473
Shofu, Inc.	3,500	51,429
Showa Sangyo Company, Ltd.	6,300	129,469
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	58

	Shares	Value
Japan (continued)
Sigma Koki Company, Ltd.	1,800	$19,224
SIGMAXYZ Holdings, Inc.	8,400	94,284
Siix Corp.	10,500	113,442
Sinanen Holdings Company, Ltd.	1,800	49,558
Sinfonia Technology Company, Ltd.	7,300	78,947
Sinko Industries, Ltd.	6,900	95,424
Sintokogio, Ltd.	15,000	111,882
SK Kaken Company, Ltd.	1,000	48,493
SK-Electronics Company, Ltd.	1,900	36,984
SKY Perfect JSAT Holdings, Inc.	45,600	207,299
Smaregi, Inc. (A)	1,600	25,381
SMK Corp.	1,900	33,048
SMS Company, Ltd.	8,900	171,399
Snow Peak, Inc.	9,200	99,713
Soda Nikka Company, Ltd.	5,800	36,519
Sodick Company, Ltd.	17,100	80,657
Soft99 Corp.	6,300	56,443
Softcreate Holdings Corp.	5,400	65,189
Software Service, Inc.	900	62,990
Soken Chemical & Engineering Company, Ltd.	2,300	28,556
Solasto Corp.	16,100	73,310
Soliton Systems KK	3,800	30,004
Sotetsu Holdings, Inc.	14,000	273,605
Sotoh Company, Ltd.	2,400	12,927
Space Company, Ltd.	2,970	18,700
Sparx Group Company, Ltd.	5,180	53,381
SPK Corp.	1,800	24,883
S-Pool, Inc.	21,400	71,341
SRA Holdings	3,500	81,686
SRE Holdings Corp. (A)	3,300	78,013
ST Corp.	4,300	45,271
St. Marc Holdings Company, Ltd.	2,400	31,173
Star Mica Holdings Company, Ltd.	8,400	35,676
Star Micronics Company, Ltd.	12,200	157,425
Starts Corp., Inc.	9,700	203,552
Starzen Company, Ltd.	5,000	88,273
Stella Chemifa Corp.	3,500	74,444
Step Company, Ltd.	2,900	35,639
Strike Company, Ltd.	2,600	57,019
Studio Alice Company, Ltd.	3,500	51,091
Subaru Enterprise Company, Ltd.	500	37,743
Sugimoto & Company, Ltd.	3,300	51,836
Sumida Corp.	7,800	88,599
Suminoe Textile Company, Ltd.	2,199	33,840
59	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Sumiseki Holdings, Inc.	11,400	$29,512
Sumitomo Bakelite Company, Ltd.	10,100	477,224
Sumitomo Densetsu Company, Ltd.	5,400	107,409
Sumitomo Mitsui Construction Company, Ltd.	44,160	122,775
Sumitomo Osaka Cement Company, Ltd.	9,400	258,335
Sumitomo Pharma Company, Ltd.	16,200	56,416
Sumitomo Riko Company, Ltd.	9,500	70,648
Sumitomo Seika Chemicals Company, Ltd.	2,400	74,491
Sun Frontier Fudousan Company, Ltd.	10,000	99,043
Suncall Corp.	7,800	26,862
Sun-Wa Technos Corp.	3,500	52,455
Suruga Bank, Ltd.	51,300	213,570
Suzuki Company, Ltd.	4,100	32,423
SWCC Corp.	8,300	111,799
System Information Company, Ltd.	2,200	11,263
System Research Company, Ltd.	1,400	24,454
System Support, Inc.	1,100	14,775
Systems Engineering Consultants Company, Ltd.	600	13,900
Systena Corp.	83,500	154,564
Syuppin Company, Ltd.	5,600	43,603
T Hasegawa Company, Ltd.	6,500	155,911
T RAD Company, Ltd.	2,000	28,972
T&K Toka Company, Ltd.	7,400	71,326
Tachibana Eletech Company, Ltd.	5,100	92,948
Tachikawa Corp.	3,500	32,932
Tachi-S Company, Ltd.	8,000	96,071
Tadano, Ltd.	31,500	255,339
Taihei Dengyo Kaisha, Ltd.	3,600	96,597
Taiheiyo Cement Corp.	21,600	414,146
Taiho Kogyo Company, Ltd.	6,000	36,652
Taikisha, Ltd.	7,200	226,245
Taisei Lamick Company, Ltd.	2,500	52,909
Taisei Oncho Company, Ltd.	500	7,799
Taiyo Holdings Company, Ltd.	10,900	196,499
Takamatsu Construction Group Company, Ltd.	5,100	91,364
Takamiya Company, Ltd.	9,700	34,205
Takano Company, Ltd.	2,400	14,430
Takaoka Toko Company, Ltd.	3,970	60,370
Takara & Company, Ltd.	3,400	54,812
Takara Bio, Inc.	15,800	154,735
Takara Holdings, Inc.	43,500	375,062
Takara Standard Company, Ltd.	7,600	101,280
Takasago International Corp.	4,200	82,850
Takasago Thermal Engineering Company, Ltd.	12,200	245,387
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	60

	Shares	Value
Japan (continued)
Takashima & Company, Ltd.	1,400	$35,780
Takashimaya Company, Ltd.	8,300	124,610
Takasho Company, Ltd.	3,000	13,288
Take And Give Needs Company, Ltd. (A)	1,200	9,040
TAKEBISHI Corp.	2,500	32,071
Takeuchi Manufacturing Company, Ltd.	10,800	342,954
Takisawa Machine Tool Company, Ltd.	2,600	45,621
Takuma Company, Ltd.	17,400	192,573
Tama Home Company, Ltd.	5,200	126,712
Tamron Company, Ltd.	4,900	151,288
Tamura Corp.	22,400	89,699
Tanabe Engineering Corp.	1,900	19,056
Tanaka Chemical Corp. (A)	3,400	30,731
Tanseisha Company, Ltd.	10,700	57,362
Taoka Chemical Company, Ltd.	2,500	12,104
Tatsuta Electric Wire and Cable Company, Ltd.	15,400	74,911
Tayca Corp.	5,300	48,670
Tazmo Company, Ltd.	3,000	63,782
TBK Company, Ltd.	9,100	24,850
TDC Soft, Inc.	5,400	62,815
TechMatrix Corp.	10,800	121,797
Techno Medica Company, Ltd.	2,400	35,138
Techno Ryowa, Ltd.	3,800	31,565
Techno Smart Corp.	3,200	35,688
Technoflex Corp.	1,300	9,813
Tecnos Japan, Inc.	3,900	19,041
Teijin, Ltd.	33,700	342,191
Teikoku Electric Manufacturing Company, Ltd.	5,000	86,983
Teikoku Sen-I Company, Ltd.	6,300	84,173
Teikoku Tsushin Kogyo Company, Ltd.	2,800	35,695
Tekken Corp.	5,000	69,230
Temairazu, Inc.	800	18,400
Tenma Corp.	4,300	75,771
Tenpos Holdings Company, Ltd.	1,400	24,778
Tera Probe, Inc.	1,200	36,289
Tess Holdings Company, Ltd.	8,200	29,563
T-Gaia Corp.	6,500	78,148
The 77 Bank, Ltd.	15,500	334,540
The Akita Bank, Ltd.	5,700	72,110
The Awa Bank, Ltd.	10,300	160,024
The Bank of Iwate, Ltd.	3,900	67,141
The Bank of Nagoya, Ltd.	2,800	81,701
The Bank of Saga, Ltd.	3,400	42,229
The Chiba Kogyo Bank, Ltd.	10,800	58,033
61	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
The Chugoku Electric Power Company, Inc. (A)	49,200	$323,726
The Daito Bank, Ltd.	2,800	13,280
The Ehime Bank, Ltd.	9,950	60,070
The First Bank of Toyama, Ltd.	15,900	95,007
The Fukui Bank, Ltd.	7,118	76,184
The Furukawa Battery Company, Ltd.	5,900	39,291
The Gunma Bank, Ltd.	103,000	474,312
The Hachijuni Bank, Ltd.	28,406	152,937
The Hyakugo Bank, Ltd.	65,500	227,263
The Hyakujushi Bank, Ltd.	6,800	104,276
The Japan Steel Works, Ltd.	3,100	62,637
The Keiyo Bank, Ltd.	31,200	127,486
The Kita-Nippon Bank, Ltd.	2,500	37,607
The Kiyo Bank, Ltd.	18,139	187,951
The Miyazaki Bank, Ltd.	5,300	95,210
The Monogatari Corp.	10,500	343,063
The Musashino Bank, Ltd.	8,300	150,422
The Nanto Bank, Ltd.	9,100	165,759
The Nippon Road Company, Ltd.	1,300	85,999
The Nisshin Oillio Group, Ltd.	6,600	189,328
The Ogaki Kyoritsu Bank, Ltd.	10,800	149,034
The Oita Bank, Ltd.	4,500	75,250
The Okinawa Electric Power Company, Inc. (A)	15,364	120,683
The Pack Corp.	4,900	104,551
The San-In Godo Bank, Ltd.	40,700	256,185
The Shibusawa Warehouse Company, Ltd.	3,500	79,379
The Shiga Bank, Ltd.	10,700	239,190
The Shikoku Bank, Ltd.	8,800	56,032
The Shimizu Bank, Ltd.	3,900	41,446
The Sumitomo Warehouse Company, Ltd.	15,376	263,567
The Taiko Bank, Ltd.	3,400	28,775
The Tochigi Bank, Ltd.	31,700	63,873
The Toho Bank, Ltd.	57,700	109,690
The Tohoku Bank, Ltd.	3,800	28,178
The Torigoe Company, Ltd.	5,900	26,578
The Tottori Bank, Ltd.	3,400	30,550
The Towa Bank, Ltd.	14,100	55,126
The Yamagata Bank, Ltd.	6,300	47,644
The Yamanashi Chuo Bank, Ltd.	8,851	91,809
Tigers Polymer Corp.	6,500	36,781
TKC Corp.	8,100	204,481
TKP Corp. (A)	3,900	72,215
Toa Corp. (Hyogo)	7,100	52,481
Toa Corp. (Tokyo)	4,200	103,952
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	62

	Shares	Value
Japan (continued)
TOA ROAD Corp.	2,400	$82,341
Toagosei Company, Ltd.	29,300	279,145
Toba, Inc.	800	17,923
Tobishima Corp.	6,820	61,498
TOC Company, Ltd.	9,300	39,550
Tocalo Company, Ltd.	17,000	166,840
Toda Corp.	37,200	209,245
Toda Kogyo Corp. (A)	900	12,096
Toei Company, Ltd.	300	35,687
Toell Company, Ltd.	3,900	20,469
Toenec Corp.	2,700	75,056
Togami Electric Manufacturing Company, Ltd.	600	8,994
Toho Acetylene Company, Ltd.	900	9,668
Toho Company, Ltd.	2,800	63,089
Toho Gas Company, Ltd.	8,200	146,543
Toho Holdings Company, Ltd.	16,300	326,183
Toho Titanium Company, Ltd.	10,000	135,421
Toho Zinc Company, Ltd.	3,600	41,427
Tohoku Steel Company, Ltd.	500	6,163
Tohokushinsha Film Corp.	6,700	48,336
Tokai Carbon Company, Ltd.	53,800	424,926
Tokai Corp.	6,200	80,347
TOKAI Holdings Corp.	31,100	201,847
Tokai Lease Company, Ltd.	300	2,699
Tokai Rika Company, Ltd.	16,100	251,712
Tokai Tokyo Financial Holdings, Inc.	60,000	184,858
Token Corp.	2,250	118,431
Tokushu Tokai Paper Company, Ltd.	2,100	46,721
Tokuyama Corp.	17,600	280,735
Tokyo Base Company, Ltd.	7,500	16,071
Tokyo Electron Device, Ltd.	2,100	144,346
Tokyo Energy & Systems, Inc.	6,000	41,430
Tokyo Individualized Educational Institute, Inc.	7,900	26,424
Tokyo Keiki, Inc.	4,200	42,037
Tokyo Kiraboshi Financial Group, Inc.	8,158	215,181
Tokyo Ohka Kogyo Company, Ltd.	1,000	67,595
Tokyo Rakutenchi Company, Ltd.	1,200	34,085
Tokyo Rope Manufacturing Company, Ltd.	1,700	13,630
Tokyo Sangyo Company, Ltd.	6,600	37,953
Tokyo Seimitsu Company, Ltd.	7,400	407,549
Tokyo Steel Manufacturing Company, Ltd.	19,600	220,110
Tokyo Tekko Company, Ltd.	1,700	39,060
Tokyotokeiba Company, Ltd.	5,000	135,032
Tokyu Construction Company, Ltd.	26,200	138,129
63	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
Toli Corp.	17,800	$44,107
Tomato Bank, Ltd.	3,200	25,136
Tomen Devices Corp.	900	31,075
Tomoe Corp.	7,600	27,590
Tomoe Engineering Company, Ltd.	2,400	48,057
Tomoku Company, Ltd.	2,900	45,802
TOMONY Holdings, Inc.	44,000	124,597
Tomy Company, Ltd.	25,800	418,634
Tonami Holdings Company, Ltd.	1,800	58,046
Topcon Corp.	32,000	385,172
Topre Corp.	13,100	155,855
Topy Industries, Ltd.	4,200	65,568
Torex Semiconductor, Ltd.	2,300	36,781
Toridoll Holdings Corp.	12,900	352,452
Torii Pharmaceutical Company, Ltd.	4,200	108,132
Torishima Pump Manufacturing Company, Ltd.	4,600	59,853
Tosei Corp.	9,300	117,012
Toshiba TEC Corp.	6,900	167,778
Tosho Company, Ltd.	2,700	23,016
Totech Corp.	2,000	71,902
Totetsu Kogyo Company, Ltd.	7,200	135,768
Toukei Computer Company, Ltd.	600	26,825
Towa Corp.	6,800	171,176
Towa Pharmaceutical Company, Ltd.	8,400	160,111
Toyo Construction Company, Ltd.	31,300	238,297
Toyo Corp.	8,200	76,243
Toyo Engineering Corp. (A)	11,300	49,845
Toyo Gosei Company, Ltd.	1,800	91,707
Toyo Ink SC Holdings Company, Ltd.	11,100	172,894
Toyo Kanetsu KK	1,600	36,951
Toyo Machinery & Metal Company, Ltd.	6,200	28,733
Toyo Securities Company, Ltd.	15,100	33,665
Toyo Tanso Company, Ltd.	4,600	187,913
Toyo Tire Corp.	31,900	480,264
Toyobo Company, Ltd.	24,606	178,578
Toyoda Gosei Company, Ltd.	2,700	58,241
TPR Company, Ltd.	7,200	90,355
Traders Holdings Company, Ltd.	6,220	32,985
Trancom Company, Ltd.	2,200	113,687
Transaction Company, Ltd.	3,700	49,716
Transcosmos, Inc.	4,900	107,255
TRE Holdings Corp.	3,976	32,053
Treasure Factory Company, Ltd.	2,200	22,066
Trenders, Inc.	1,200	9,423
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	64

	Shares	Value
Japan (continued)
Tri Chemical Laboratories, Inc.	8,400	$158,361
Trinity Industrial Corp.	2,000	12,388
Trusco Nakayama Corp.	14,000	246,745
TS Tech Company, Ltd.	26,000	307,545
TSI Holdings Company, Ltd.	12,005	59,673
Tsubaki Nakashima Company, Ltd.	14,200	79,855
Tsubakimoto Chain Company	7,600	200,614
Tsubakimoto Kogyo Company, Ltd.	1,400	47,975
Tsugami Corp.	11,400	91,976
Tsukishima Holdings Company, Ltd.	9,900	93,479
Tsukuba Bank, Ltd.	31,600	52,449
Tsumura & Company	18,000	339,185
Tsurumi Manufacturing Company, Ltd.	5,400	112,552
Tsutsumi Jewelry Company, Ltd.	2,500	41,226
Tsuzuki Denki Company, Ltd.	2,100	33,887
TV Asahi Holdings Corp.	5,400	61,413
Tv Tokyo Holdings Corp.	2,400	50,712
TYK Corp.	6,400	15,071
UACJ Corp.	9,871	212,082
UBE Corp.	28,500	480,735
Ubicom Holdings, Inc.	2,100	18,600
Uchida Yoko Company, Ltd.	2,500	111,502
Ueki Corp.	1,200	12,469
ULS Group, Inc.	600	18,097
Ultrafabrics Holdings Company, Ltd.	2,600	30,564
Ulvac, Inc.	7,200	279,009
Union Tool Company	3,100	80,823
Unipres Corp.	12,500	105,424
UNIRITA, Inc.	700	8,923
United Arrows, Ltd.	5,700	84,498
United Super Markets Holdings, Inc.	16,700	128,284
UNITED, Inc.	6,800	44,672
Unitika, Ltd. (A)	23,900	35,265
Universal Entertainment Corp.	7,300	119,165
Urbanet Corp. Company, Ltd.	3,800	9,947
Usen-Next Holdings Company, Ltd.	4,100	98,459
User Local, Inc.	1,400	20,089
Ushio, Inc.	31,100	391,971
UT Group Company, Ltd. (A)	8,000	133,014
UUUM Company, Ltd. (A)	2,800	13,923
V Technology Company, Ltd.	2,900	47,587
Valor Holdings Company, Ltd.	11,700	174,494
Valqua, Ltd.	5,200	154,828
Value HR Company, Ltd.	4,200	36,533
65	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan (continued)
ValueCommerce Company, Ltd.	4,800	$42,316
Valuence Holdings, Inc.	1,700	28,659
V-Cube, Inc.	5,200	15,269
Vector, Inc.	9,700	89,370
Vertex Corp.	4,320	44,838
Village Vanguard Company, Ltd. (A)	1,400	10,649
Vision, Inc. (A)	7,300	84,181
Visional, Inc. (A)	2,500	131,346
Vital KSK Holdings, Inc.	12,500	83,959
VT Holdings Company, Ltd.	25,800	90,625
Wacoal Holdings Corp.	12,600	277,107
Wacom Company, Ltd.	30,200	124,242
Wakachiku Construction Company, Ltd.	2,400	49,587
Wakita & Company, Ltd.	10,600	97,565
Warabeya Nichiyo Holdings Company, Ltd.	3,800	71,034
Waseda Academy Company, Ltd.	3,800	36,709
Watahan & Company, Ltd.	5,600	52,429
WDB Holdings Company, Ltd.	3,600	51,431
Weathernews, Inc.	1,900	83,221
Wellneo Sugar Company, Ltd.	4,100	60,928
Wellnet Corp.	2,500	10,325
West Holdings Corp.	6,809	132,272
Will Group, Inc.	5,700	43,175
WingArc1st, Inc.	4,500	77,037
WIN-Partners Company, Ltd.	4,900	36,471
Wood One Company, Ltd.	3,600	26,503
World Company, Ltd.	7,000	77,778
World Holdings Company, Ltd.	3,100	51,377
Xebio Holdings Company, Ltd.	7,100	49,707
Yachiyo Industry Company, Ltd.	2,500	23,712
Yahagi Construction Company, Ltd.	8,200	70,529
YAKUODO Holdings Company, Ltd.	3,600	63,416
YAMABIKO Corp.	11,600	117,239
YAMADA Consulting Group Company, Ltd.	3,700	40,066
Yamaguchi Financial Group, Inc.	56,000	444,301
Yamaichi Electronics Company, Ltd.	6,000	75,688
YA-MAN, Ltd.	10,300	73,080
Yamatane Corp.	2,900	40,611
Yamato Corp.	5,600	34,896
Yamaura Corp.	1,600	13,583
Yamaya Corp.	1,800	37,164
Yamazawa Company, Ltd.	1,800	15,531
Yamazen Corp.	19,100	149,699
Yaoko Company, Ltd.	2,300	121,231
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	66

	Shares	Value
Japan (continued)
Yashima Denki Company, Ltd.	4,800	$43,305
Yasuda Logistics Corp.	5,200	37,060
YE Digital Corp.	1,900	9,234
Yellow Hat, Ltd.	10,900	141,221
Yodogawa Steel Works, Ltd.	6,765	158,233
Yokogawa Bridge Holdings Corp.	9,200	174,315
Yokorei Company, Ltd.	13,200	119,669
Yokowo Company, Ltd.	6,100	70,504
Yomeishu Seizo Company, Ltd.	2,800	36,641
Yondenko Corp.	3,200	52,683
Yondoshi Holdings, Inc.	5,659	73,111
Yonex Company, Ltd.	11,900	114,904
Yonkyu Company, Ltd.	1,200	18,412
Yorozu Corp.	6,100	37,899
Yoshinoya Holdings Company, Ltd.	19,900	388,760
Yotai Refractories Company, Ltd.	4,500	46,334
Yuasa Funashoku Company, Ltd.	1,100	22,533
Yuasa Trading Company, Ltd.	5,700	167,295
Yuken Kogyo Company, Ltd.	1,200	17,828
Yukiguni Maitake Company, Ltd.	5,000	31,243
Yurtec Corp.	11,700	74,066
Yushin Precision Equipment Company, Ltd.	3,000	14,227
Yushiro Chemical Industry Company, Ltd.	3,700	37,442
Yutaka Giken Company, Ltd.	1,600	22,445
Zaoh Company, Ltd.	1,800	32,134
Zenitaka Corp.	600	16,087
Zenrin Company, Ltd.	10,400	64,947
ZERIA Pharmaceutical Company, Ltd.	6,500	107,613
ZIGExN Company, Ltd.	17,300	68,578
Zuiko Corp.	4,400	41,699
Jersey, Channel Islands 0.1%		446,582
Centamin PLC	402,088	446,582
Jordan 0.0%		189,661
Hikma Pharmaceuticals PLC	6,866	189,661
Liechtenstein 0.1%		392,586
Liechtensteinische Landesbank AG	4,093	281,517
VP Bank AG, Class A	1,093	111,069
Luxembourg 0.4%		2,193,518
APERAM SA	11,185	316,472
B&S Group Sarl (C)	5,479	22,053
Befesa SA (C)	10,492	386,178
d’Amico International Shipping SA	21,521	98,846
67	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Luxembourg (continued)
Grand City Properties SA (A)	25,322	$226,001
IVS Group SA	9,712	56,869
L’Occitane International SA	57,000	201,761
RTL Group SA	532	19,653
SES SA	103,701	754,770
Sword Group	2,454	110,915
Macau 0.0%		44,880
MECOM Power and Construction, Ltd.	414,000	44,880
Malaysia 0.0%		48,772
Frencken Group, Ltd.	52,800	40,557
Pentamaster International, Ltd.	62,000	8,215
Malta 0.0%		18,378
Catena Media PLC (A)	2,080	3,410
Gaming Innovation Group, Inc. (A)	5,338	14,968
Monaco 0.0%		48,732
Societe des Bains de Mer et du Cercle des Etrangers a Monaco	407	48,732
Mongolia 0.0%		41,276
Mongolian Mining Corp. (A)	114,000	41,276
Netherlands 2.1%		12,636,901
Aalberts NV	29,452	1,223,429
Acomo NV	4,872	103,457
Alfen N.V. (A)(C)	6,205	358,628
AMG Critical Materials NV	8,363	283,596
Arcadis NV	21,136	989,293
ASR Nederland NV	24,710	1,080,436
Basic-Fit NV (A)(C)	12,628	384,821
BE Semiconductor Industries NV	18,268	2,096,896
Beter Bed Holding NV	4,223	26,319
Brack Capital Properties NV (A)	1,254	121,695
Brunel International NV	6,880	92,746
Corbion NV	17,985	430,140
CTP NV (C)	10,559	149,838
Euronext NV (C)	2,790	201,412
Flow Traders, Ltd.	9,046	183,222
ForFarmers NV	13,376	35,498
Fugro NV (A)	31,463	530,180
Heijmans NV	6,455	77,625
Just Eat Takeaway.com NV (A)(C)	642	8,973
Kendrion NV	4,735	74,008
Koninklijke BAM Groep NV	68,896	146,754
Koninklijke Vopak NV	14,100	508,359
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	68

	Shares	Value
Netherlands (continued)
Lucas Bols NV (C)	3,531	$40,388
Nedap NV	1,602	103,466
OCI NV	7,493	189,508
Ordina NV	26,818	166,694
Pharming Group NV (A)	105,944	134,596
PostNL NV	93,874	218,653
PPHE Hotel Group, Ltd.	4,959	68,394
SBM Offshore NV	38,083	551,725
SIF Holding NV (A)	2,116	25,760
Signify NV (C)	33,733	953,543
Sligro Food Group NV	7,248	139,429
TKH Group NV	12,076	555,921
TomTom NV (A)	18,990	150,702
Van Lanschot Kempen NV	7,794	230,797
New Zealand 0.4%		2,258,330
Air New Zealand, Ltd. (A)	317,520	152,435
Arvida Group, Ltd.	106,810	78,449
Briscoe Group, Ltd.	11,818	32,552
Channel Infrastructure NZ, Ltd.	43,399	41,397
Chorus, Ltd.	75,332	360,341
Comvita, Ltd.	3,159	6,020
Delegat Group, Ltd.	9,275	45,769
Freightways Group, Ltd.	28,463	147,870
Gentrack Group, Ltd. (A)	9,421	24,869
Hallenstein Glasson Holdings, Ltd.	12,034	44,316
Heartland Group Holdings, Ltd.	121,972	130,207
Investore Property, Ltd.	79,415	59,122
KMD Brands, Ltd.	152,310	75,388
Manawa Energy, Ltd.	10,579	29,223
Napier Port Holdings, Ltd.	4,702	6,457
NZME, Ltd.	72,696	41,224
NZX, Ltd.	84,368	58,262
Oceania Healthcare, Ltd.	137,353	62,238
PGG Wrightson, Ltd.	6,900	16,792
Rakon, Ltd.	10,875	4,673
Restaurant Brands New Zealand, Ltd.	8,039	21,429
Sanford, Ltd.	22,753	54,945
Scales Corp., Ltd.	25,768	47,644
Serko, Ltd. (A)	10,833	25,175
Skellerup Holdings, Ltd.	32,456	83,153
SKY Network Television, Ltd.	36,695	54,732
SKYCITY Entertainment Group, Ltd.	121,765	172,061
Steel & Tube Holdings, Ltd.	21,933	15,442
69	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
New Zealand (continued)
Summerset Group Holdings, Ltd.	22,167	$135,392
Synlait Milk, Ltd. (A)	16,019	12,403
The Warehouse Group, Ltd.	25,288	26,843
Tourism Holdings, Ltd. (A)	24,687	56,969
TOWER, Ltd.	136,191	50,729
Turners Automotive Group, Ltd.	14,302	30,591
Vista Group International, Ltd. (A)	57,676	53,218
Norway 0.8%		4,603,659
2020 Bulkers, Ltd. (A)	2,700	23,055
ABG Sundal Collier Holding ASA	121,577	59,749
Agilyx ASA (A)	4,323	11,392
Akastor ASA	61,659	61,638
Aker Carbon Capture ASA (A)	54,921	63,255
AMSC ASA (A)	15,163	59,610
ArcticZymes Technologies ASA (A)	10,381	31,653
Atea ASA (A)	17,440	216,601
Austevoll Seafood ASA	9,949	71,978
Avance Gas Holding, Ltd. (C)	2,133	21,331
Axactor ASA (A)	47,680	24,513
B2Holding ASA	70,553	44,845
Belships ASA	19,970	30,153
BLUENORD ASA (A)	4,557	206,633
Bonheur ASA	5,968	129,663
Borregaard ASA	10,332	150,424
Bouvet ASA	21,297	112,810
BW Offshore, Ltd.	21,303	49,692
Cloudberry Clean Energy ASA (A)	16,155	15,239
Crayon Group Holding ASA (A)(C)	17,078	138,107
DNO ASA	103,277	96,252
Elmera Group ASA (C)	10,524	21,791
Elopak ASA	5,391	11,049
Europris ASA (C)	45,417	258,456
FLEX LNG, Ltd.	2,407	73,095
Golden Ocean Group, Ltd.	7,694	56,582
Grieg Seafood ASA	12,141	85,732
Hexagon Composites ASA (A)	39,844	140,907
Hexagon Purus ASA (A)	13,675	25,189
Hoegh Autoliners ASA	3,847	26,810
Hofseth BioCare ASA (A)	27,299	7,902
IDEX Biometrics ASA (A)	160,219	9,604
Itera ASA	21,736	26,933
Kahoot! ASA (A)	23,324	75,354
Kid ASA (C)	6,963	55,196
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	70

	Shares	Value
Norway (continued)
Kitron ASA	44,546	$157,999
LINK Mobility Group Holding ASA (A)	12,558	15,168
Medistim ASA	2,819	61,243
Morrow Bank ASA (A)	16,702	6,566
MPC Container Ships ASA	81,418	140,399
Multiconsult ASA (C)	4,235	56,777
Norske Skog ASA (C)	14,010	57,659
Norwegian Air Shuttle ASA (A)	70,682	59,681
NRC Group ASA (A)	15,653	17,612
Odfjell Drilling, Ltd. (A)	25,549	86,796
Odfjell SE, A Shares	5,085	44,183
OKEA ASA	6,814	25,118
Otello Corp. ASA (A)	16,811	12,868
Panoro Energy ASA	18,518	51,179
Pareto Bank ASA	9,307	45,225
PGS ASA (A)	202,980	140,192
PhotoCure ASA (A)	7,868	34,266
PoLight ASA (A)(C)	4,176	4,907
Protector Forsikring ASA	18,763	299,142
Sandnes Sparebank	1,787	14,224
Scatec ASA (C)	14,212	94,765
Self Storage Group ASA (A)	14,066	31,033
Selvaag Bolig ASA	13,802	38,580
Siem Offshore, Inc. (A)	10,316	22,093
SpareBank 1 Helgeland	791	9,227
Sparebank 1 Oestlandet	5,853	73,687
SpareBank 1 Sorost-Norge	9,718	46,082
Sparebanken More	7,071	51,195
Ultimovacs ASA (A)	2,829	19,300
Veidekke ASA	27,173	257,185
Volue ASA (A)	4,209	9,042
Vow ASA (A)	7,259	9,130
Wilh Wilhelmsen Holding ASA, Class A	3,125	87,819
Zaptec ASA (A)	10,602	30,124
Peru 0.0%		124,827
Hochschild Mining PLC	107,762	124,827
Philippines 0.0%		15,614
Del Monte Pacific, Ltd.	136,300	15,614
Poland 0.0%		125,903
InPost SA (A)	10,714	125,903
Portugal 0.4%		2,481,173
Altri SGPS SA	28,159	138,616
71	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Portugal (continued)
Banco Comercial Portugues SA (A)	2,532,482	$706,611
Corticeira Amorim SGPS SA	6,510	71,434
CTT-Correios de Portugal SA	37,215	136,433
Greenvolt-Energias Renovaveis SA (A)	10,901	73,845
Ibersol SGPS SA	4,333	31,908
Mota-Engil SGPS SA	23,312	72,472
NOS SGPS SA	64,258	242,079
REN - Redes Energeticas Nacionais SGPS SA	155,280	424,361
Semapa-Sociedade de Investimento e Gestao	1,051	15,272
Sonae SGPS SA	304,900	321,192
The Navigator Company SA	67,490	246,950
Singapore 1.1%		6,853,765
AEM Holdings, Ltd.	62,200	161,745
Amara Holdings, Ltd.	80,000	27,229
Avarga, Ltd. (A)	74,200	10,798
Aztech Global, Ltd.	44,700	26,943
Banyan Tree Holdings, Ltd. (A)	78,000	23,074
Best World International, Ltd. (A)	20,626	25,775
Bonvests Holdings, Ltd.	36,400	27,256
Boustead Singapore, Ltd.	104,189	66,287
BRC Asia, Ltd.	15,100	18,771
Bukit Sembawang Estates, Ltd.	56,200	165,891
BW Energy, Ltd. (A)	25,086	60,570
BW LPG, Ltd. (C)	23,642	286,432
Capitaland India Trust	227,492	195,197
Centurion Corp., Ltd.	85,000	26,393
China Aviation Oil Singapore Corp., Ltd.	72,800	48,698
China Sunsine Chemical Holdings, Ltd.	152,100	45,015
Chuan Hup Holdings, Ltd.	109,000	14,843
ComfortDelGro Corp., Ltd.	475,700	446,639
COSCO Shipping International Singapore Company, Ltd. (A)	278,500	27,807
CSE Global, Ltd.	92,000	33,003
CW Group Holdings, Ltd. (A)(B)	135,000	3,181
Dasin Retail Trust (A)	49,600	2,900
Delfi, Ltd.	88,200	81,527
Dyna-Mac Holdings, Ltd.	100,500	28,651
Ezion Holdings, Ltd. (A)(B)	1,126,020	35,827
Ezra Holdings, Ltd. (A)(B)	438,996	893
Far East Orchard, Ltd.	60,031	45,747
First Resources, Ltd.	136,100	155,897
Food Empire Holdings, Ltd.	36,000	27,418
Fraser and Neave, Ltd.	82,900	66,245
Fu Yu Corp., Ltd.	142,200	15,350
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	72

	Shares	Value
Singapore (continued)
Gallant Venture, Ltd. (A)	264,000	$25,205
Geo Energy Resources, Ltd.	105,900	17,229
Golden Agri-Resources, Ltd.	1,633,100	301,822
GuocoLand, Ltd.	69,700	78,376
Haw Par Corp., Ltd.	22,600	167,669
Hiap Hoe, Ltd.	38,000	18,271
Ho Bee Land, Ltd.	53,300	74,915
Hong Fok Corp., Ltd.	77,336	55,483
Hong Leong Asia, Ltd.	70,600	32,366
Hong Leong Finance, Ltd.	84,000	153,481
Hotel Grand Central, Ltd.	48,457	31,346
HRnetgroup, Ltd.	75,200	41,477
Hyflux, Ltd. (A)(D)	154,800	2
iFAST Corp., Ltd.	32,000	134,388
IGG, Inc. (A)	234,000	109,735
InnoTek, Ltd.	20,500	6,515
Japfa, Ltd.	87,620	15,230
Keppel Infrastructure Trust	971,938	355,956
Low Keng Huat Singapore, Ltd.	64,000	17,763
Marco Polo Marine, Ltd. (A)	526,500	19,062
Metro Holdings, Ltd.	151,300	63,215
Micro-Mechanics Holdings, Ltd.	5,200	7,269
Midas Holdings, Ltd. (A)(B)(D)	249,000	30,069
Nanofilm Technologies International, Ltd.	56,700	44,394
NetLink NBN Trust	439,200	281,049
NSL, Ltd.	29,000	23,587
OM Holdings, Ltd.	69,157	22,853
OUE, Ltd.	79,600	60,638
Oxley Holdings, Ltd.	409,889	30,318
Pacific Century Regional Developments, Ltd.	52,900	11,347
Pan-United Corp., Ltd.	68,750	19,581
Propnex, Ltd.	33,800	22,629
Q&M Dental Group Singapore, Ltd.	57,720	11,946
QAF, Ltd.	59,334	35,555
Raffles Medical Group, Ltd.	187,218	174,429
Riverstone Holdings, Ltd.	47,000	21,899
SATS, Ltd. (A)	163,920	313,873
SBS Transit, Ltd.	27,700	52,858
Sheng Siong Group, Ltd.	160,400	180,354
SHS Holdings, Ltd.	84,000	8,716
SIA Engineering Company, Ltd.	69,400	123,174
SIIC Environment Holdings, Ltd.	412,280	60,899
Silverlake Axis, Ltd.	45,300	9,549
Sinarmas Land, Ltd.	300,000	43,694
73	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Singapore (continued)
Sing Holdings, Ltd.	79,000	$19,625
Sing Investments & Finance, Ltd.	42,900	31,578
Singapore Land Group, Ltd.	55,200	82,041
Singapore Post, Ltd.	329,400	120,662
Singapore Shipping Corp., Ltd.	87,492	15,834
Stamford Land Corp., Ltd.	162,285	45,632
StarHub, Ltd.	154,500	116,559
Straits Trading Company, Ltd.	26,078	37,996
Swiber Holdings, Ltd. (A)(B)	128,250	6,206
The Hour Glass, Ltd.	68,900	99,828
Thomson Medical Group, Ltd.	654,600	29,591
Tuan Sing Holdings, Ltd.	163,317	35,051
UMS Holdings, Ltd.	144,312	133,315
United Overseas Insurance, Ltd.	2,400	10,830
UOB-Kay Hian Holdings, Ltd.	107,939	110,996
Venture Corp., Ltd.	31,100	301,439
Vicom, Ltd.	26,000	29,812
Wee Hur Holdings, Ltd.	102,000	12,982
Wing Tai Holdings, Ltd.	97,417	97,286
Yeo Hiap Seng, Ltd.	9,032	4,314
Spain 2.5%		15,506,532
Acerinox SA	49,453	496,627
Aedas Homes SA (C)	2,309	39,164
Alantra Partners SA	3,868	40,623
Almirall SA	24,078	244,367
Amper SA (A)	307,165	38,036
Applus Services SA	45,688	469,115
Atresmedia Corp. de Medios de Comunicacion SA	26,821	106,545
Audax Renovables SA (A)	25,087	35,814
Azkoyen SA	4,660	29,363
Banco de Sabadell SA	1,700,559	1,966,803
Bankinter SA	210,725	1,350,700
Caja de Ahorros del Mediterraneo (A)(B)	1,684	0
Cia de Distribucion Integral Logista Holdings SA	17,943	486,259
CIE Automotive SA	14,909	453,415
Construcciones y Auxiliar de Ferrocarriles SA	6,278	225,296
Distribuidora Internacional de Alimentacion SA (A)	1,894,676	28,519
Ebro Foods SA	19,510	352,167
eDreams ODIGEO SA (A)	22,487	160,747
Elecnor SA	9,042	133,329
Enagas SA	69,311	1,182,797
Ence Energia y Celulosa SA	43,407	138,198
Ercros SA	32,252	105,248
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	74

	Shares	Value
Spain (continued)
Faes Farma SA	101,797	$356,088
Fluidra SA	18,959	426,328
Fomento de Construcciones y Contratas SA	7,203	92,660
Gestamp Automocion SA (C)	36,770	164,365
Global Dominion Access SA (C)	28,249	112,999
Grenergy Renovables SA (A)	473	13,182
Grifols SA (A)	4,007	54,895
Grupo Catalana Occidente SA	11,064	366,917
Grupo Empresarial San Jose SA	8,498	35,193
Iberpapel Gestion SA	2,945	50,738
Indra Sistemas SA	48,006	678,898
Laboratorios Farmaceuticos Rovi SA	6,307	358,479
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	207,632	210,538
Mapfre SA	234,025	495,014
Melia Hotels International SA (A)	32,086	209,979
Miquel y Costas & Miquel SA	6,017	67,101
Neinor Homes SA (A)(C)	8,814	88,247
Obrascon Huarte Lain SA (A)	78,906	39,993
Oryzon Genomics SA (A)	5,490	12,390
Pharma Mar SA	3,479	134,656
Prim SA	3,271	40,336
Promotora de Informaciones SA, Class A (A)	66,046	27,835
Prosegur Cash SA (C)	84,840	54,759
Prosegur Cia de Seguridad SA	60,034	104,769
Realia Business SA	115,998	129,570
Renta 4 Banco SA	1,156	13,026
Sacyr SA	179,426	571,388
Sacyr SA, Entitlement Offer (A)	4,721	15,034
Solaria Energia y Medio Ambiente SA (A)	23,195	344,674
Talgo SA (C)	24,045	101,990
Tecnicas Reunidas SA (A)	13,910	128,118
Tubacex SA	32,792	101,470
Tubos Reunidos SA (A)	19,513	13,432
Unicaja Banco SA (C)	404,399	446,771
Vidrala SA	5,909	556,091
Viscofan SA	12,393	805,477
Sweden 2.2%		13,591,058
AcadeMedia AB (C)	30,274	139,566
AddLife AB, B Shares	12,454	85,895
AddNode Group AB	32,979	223,990
AFRY AB	16,879	221,955
Alimak Group AB (C)	15,592	103,805
Alligo AB, Class B	9,039	85,971
75	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Sweden (continued)
Ambea AB (C)	14,053	$47,994
Annehem Fastigheter AB, B Shares (A)	9,576	14,719
AQ Group AB	2,735	104,845
Arjo AB, B Shares	59,921	236,144
Attendo AB (A)(C)	34,023	96,298
BE Group AB	899	7,274
Beijer Alma AB	14,313	224,445
Bergman & Beving AB	9,696	130,904
Besqab AB (A)	8,595	20,423
Betsson AB, B Shares (A)	42,456	475,050
BHG Group AB (A)	7,065	9,864
Bilia AB, A Shares	22,940	219,224
BioGaia AB, B Shares	2,906	26,521
Biotage AB	13,388	144,511
Bjorn Borg AB (A)	1,367	4,516
Bonava AB, B Shares	29,697	48,542
Boozt AB (A)(C)	5,190	47,915
Bravida Holding AB (C)	8,786	62,491
Bufab AB	8,187	220,173
Bulten AB	5,708	38,688
Bure Equity AB	11,714	234,862
Byggmax Group AB (A)	22,675	66,561
Catella AB	11,079	28,659
Catena AB	9,203	335,645
Cellavision AB	4,258	76,873
Cibus Nordic Real Estate AB	1,102	11,862
Clas Ohlson AB, B Shares	12,179	111,784
Cloetta AB, B Shares	67,383	113,599
Collector Bank AB (A)	12,523	39,216
Coor Service Management Holding AB (C)	30,236	129,013
Corem Property Group AB, B Shares	96,298	70,395
Corem Property Group AB, D Shares	667	9,695
CTT Systems AB	936	19,381
Dedicare AB, B Shares	1,034	8,078
Dios Fastigheter AB	29,621	184,578
Dometic Group AB (C)	3,784	24,242
Duni AB (A)	11,211	102,368
Dustin Group AB (A)(C)	23,623	49,077
Eastnine AB	5,069	70,385
Elanders AB, B Shares	4,037	38,699
Electrolux Professional AB, B Shares	56,300	302,803
Eltel AB (A)(C)	12,277	7,503
Enea AB (A)	5,690	25,698
Ependion AB	9,584	113,730
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	76

	Shares	Value
Sweden (continued)
eWork Group AB	2,362	$25,382
Fagerhult Group AB	18,260	87,665
Fastighets AB Trianon (A)	12,708	17,819
FastPartner AB, A Shares	10,041	40,196
FormPipe Software AB (A)	5,063	13,153
G5 Entertainment AB	1,577	24,542
GARO AB	2,076	9,851
Granges AB	35,149	334,944
Green Landscaping Group AB (A)(C)	1,280	7,526
Hanza AB	2,882	20,259
Heba Fastighets AB, Class B	23,826	56,444
Hemnet Group AB	1,263	22,888
HMS Networks AB	5,699	228,321
Hoist Finance AB (A)(C)	21,184	57,243
Humana AB (A)	14,866	38,395
Instalco AB	50,540	171,920
Inwido AB	19,565	204,291
ITAB Shop Concept AB	7,377	6,233
JM AB	16,432	216,326
Karnov Group AB (A)	22,617	92,486
K-fast Holding AB (A)	1,830	2,913
KNOW IT AB	7,687	97,588
Lagercrantz Group AB, B Shares	7,100	74,366
Lime Technologies AB	2,893	66,456
Lindab International AB	24,346	357,459
Loomis AB	12,404	328,827
Medcap AB (A)	1,769	45,680
Medivir AB (A)	9,480	6,351
MEKO AB	14,892	133,786
Micro Systemation AB, Class B (A)	896	4,655
MIPS AB	7,655	282,769
Modern Times Group MTG AB, B Shares (A)	28,006	190,082
Momentum Group AB	10,018	87,458
Munters Group AB (C)	28,400	350,609
Mycronic AB	16,974	347,539
NCAB Group AB	33,765	181,919
NCC AB, B Shares	22,559	231,949
Nederman Holding AB	5,899	109,308
Net Insight AB, B Shares (A)	57,222	22,302
New Wave Group AB, B Shares	30,098	214,316
Nilorngruppen AB, B Shares	1,816	9,615
Nobia AB (A)	40,167	33,756
Nolato AB, B Shares	67,781	290,100
Nordic Paper Holding AB	3,939	11,378
77	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Sweden (continued)
Nordic Waterproofing Holding AB	7,761	$109,272
Note AB (A)	5,236	83,207
NP3 Fastigheter AB	8,635	132,602
Nyfosa AB	33,060	207,583
OEM International AB, B Shares	24,113	176,904
Orron Energy AB (A)	38,699	32,171
Ovzon AB (A)	5,064	9,171
Pandox AB	2,959	32,860
Peab AB, Class B	3,152	12,791
Platzer Fastigheter Holding AB, Series B	20,822	138,693
Prevas AB, B Shares	1,258	12,121
Pricer AB (A)	15,794	11,757
Pricer AB, B Shares	39,488	29,419
Proact IT Group AB	9,725	63,019
Probi AB	430	7,586
Ratos AB, B Shares	67,311	208,011
RaySearch Laboratories AB (A)	7,197	55,059
Rejlers AB	2,462	26,752
Resurs Holding AB (C)	40,162	87,942
Rottneros AB	30,661	30,087
Scandi Standard AB	16,774	79,594
Scandic Hotels Group AB (A)(C)	53,782	174,214
Sdiptech AB, Class B (A)	2,539	57,932
Sensys Gatso Group AB (A)	2,799	17,748
Serneke Group AB (A)(B)	2,199	5,674
Sintercast AB	1,910	15,887
SkiStar AB	14,295	152,405
Softronic AB, B Shares	8,843	12,022
Solid Forsakring AB	5,351	31,467
Stendorren Fastigheter AB (A)	3,938	50,698
Stillfront Group AB (A)	79,456	130,529
Storskogen Group AB, Class B	100,541	75,857
Systemair AB	31,828	194,564
Tethys Oil AB	8,103	39,795
TF Bank AB (A)	1,974	26,868
Troax Group AB	11,456	183,675
VBG Group AB, B Shares	6,568	111,954
Viaplay Group AB, B Shares (A)	1,669	7,817
Vitec Software Group AB, B Shares	5,912	319,169
Volati AB	3,453	28,831
XANO Industri AB, Class B	3,940	33,857
Switzerland 7.9%		48,590,470
Accelleron Industries AG	5,139	138,764
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	78

	Shares	Value
Switzerland (continued)
Adecco Group AG	22,445	$965,474
Allreal Holding AG	4,645	810,824
ALSO Holding AG	2,122	515,374
Aluflexpack AG (A)	644	10,218
APG SGA SA	455	93,716
Arbonia AG	17,476	184,780
Aryzta AG (A)	284,643	473,451
Ascom Holding AG	7,226	88,976
Autoneum Holding AG (A)	1,174	174,981
Baloise Holding AG	5,546	866,404
Banque Cantonale de Geneve, Bearer Shares	764	192,994
Banque Cantonale Vaudoise	5,917	641,075
Basilea Pharmaceutica AG (A)	2,614	142,368
Belimo Holding AG	3,306	1,738,959
Bell Food Group AG	808	243,729
Bellevue Group AG	2,666	73,547
Berner Kantonalbank AG	1,534	418,242
BKW AG	6,536	1,123,038
Bossard Holding AG, Class A	2,020	462,585
Bucher Industries AG	2,228	913,362
Burckhardt Compression Holding AG	1,032	607,294
Burkhalter Holding AG	824	86,472
Bystronic AG	476	320,853
Calida Holding AG	1,870	66,955
Carlo Gavazzi Holding AG	231	87,604
Cavotec SA (A)	16,419	20,129
Cembra Money Bank AG	9,176	668,103
Cicor Technologies, Ltd. (A)	495	25,221
Cie Financiere Tradition SA, Bearer Shares	884	119,112
Clariant AG (A)	64,845	1,078,763
Coltene Holding AG (A)	1,123	87,523
Comet Holding AG	2,242	574,899
Daetwyler Holding AG, Bearer Shares	1,591	331,391
DKSH Holding AG	11,181	854,476
dormakaba Holding AG	1,021	534,229
Dufry AG (A)	25,556	1,135,519
EDAG Engineering Group AG	3,415	42,358
EFG International AG (A)	29,659	331,501
Emmi AG	727	783,188
Energiedienst Holding AG	4,425	221,344
Feintool International Holding AG	1,968	50,888
Fenix Outdoor International AG	1,259	75,073
Ferrexpo PLC (A)	19,618	19,212
Flughafen Zurich AG	6,349	1,306,581
79	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Switzerland (continued)
Forbo Holding AG	331	$447,048
Fundamenta Real Estate AG (A)	6,335	116,564
Galenica AG (C)	16,337	1,296,502
GAM Holding AG (A)	66,118	32,108
Georg Fischer AG	27,644	1,786,340
Glarner Kantonalbank	403	10,946
Gurit Holding AG, Bearer Shares (A)	1,058	103,019
Helvetia Holding AG	12,308	1,871,732
Hiag Immobilien Holding AG	1,495	126,478
Highlight Communications AG, Bearer Shares (A)	4,309	15,505
Huber + Suhner AG	5,846	450,299
Hypothekarbank Lenzburg AG	17	80,473
Implenia AG	5,455	194,315
Ina Invest Holding AG (A)	1,963	38,892
Inficon Holding AG	550	701,290
Interroll Holding AG	203	604,958
Intershop Holding AG	406	275,682
Investis Holding SA	998	106,975
IWG PLC (A)	247,651	561,218
Jungfraubahn Holding AG	1,797	328,128
Kardex Holding AG	2,185	501,671
Komax Holding AG	1,269	317,803
Kongsberg Automotive ASA (A)	142,572	30,869
Kudelski SA, Bearer Shares (A)	14,739	27,124
Landis+Gyr Group AG (A)	7,144	527,938
Lastminute.com NV (A)	758	20,021
LEM Holding SA	176	397,091
Luzerner Kantonalbank AG	6,248	525,366
Medacta Group SA (C)	1,907	268,297
medmix AG (C)	7,405	219,611
Meier Tobler Group AG	2,721	131,698
Metall Zug AG, B Shares	72	121,672
Mikron Holding AG	1,756	25,658
Mobilezone Holding AG	15,596	243,301
Mobimo Holding AG	2,399	701,073
Novavest Real Estate AG (A)	1,200	45,514
OC Oerlikon Corp. AG	54,624	268,022
Orascom Development Holding AG (A)	6,368	38,657
Orell Fuessli AG	223	18,525
Orior AG	2,233	190,455
Phoenix Mecano AG (A)	274	116,612
Plazza AG, Class A	271	92,665
PSP Swiss Property AG	14,470	1,758,039
Rieter Holding AG	934	98,951
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	80

	Shares	Value
Switzerland (continued)
Romande Energie Holding SA	3,950	$233,842
Schaffner Holding AG	235	132,185
Schweiter Technologies AG	339	244,075
Sensirion Holding AG (A)(C)	3,148	276,507
SFS Group AG	6,442	737,886
Siegfried Holding AG (A)	1,370	1,236,750
SIG Group AG (A)	3,062	80,547
Softwareone Holding AG (A)	13,969	278,785
St. Galler Kantonalbank AG	974	544,409
Stadler Rail AG	5,468	222,244
Sulzer AG	5,887	598,090
Swiss Prime Site AG	18,104	1,738,397
Swiss Steel Holding AG (A)	268,300	38,060
Swissquote Group Holding SA	3,479	690,693
Temenos AG	17,468	1,384,443
Thurgauer Kantonalbank	252	35,073
Tornos Holding AG (A)	3,182	21,421
TX Group AG	974	102,002
u-blox Holding AG (A)	2,296	204,679
Valiant Holding AG	5,508	590,665
Varia US Properties AG	1,653	72,198
VAT Group AG (C)	1,811	723,761
Vaudoise Assurances Holding SA	255	126,831
Vetropack Holding AG	4,450	234,843
Von Roll Holding AG, Bearer Shares (A)	24,922	24,328
Vontobel Holding AG	9,558	591,575
VZ Holding AG	4,476	452,056
V-ZUG Holding AG (A)	900	68,140
Walliser Kantonalbank	1,001	127,948
Warteck Invest AG	74	155,321
Ypsomed Holding AG	759	224,245
Zehnder Group AG	3,793	250,834
Zueblin Immobilien Holding AG (A)	324	9,828
Zug Estates Holding AG, B Shares	91	159,634
Zuger Kantonalbank AG, Bearer Shares	50	441,521
Taiwan 0.0%		22,465
FIT Hon Teng, Ltd. (A)(C)	168,000	22,465
United Arab Emirates 0.0%		183,805
Borr Drilling, Ltd. (A)	13,322	93,121
Shelf Drilling, Ltd. (A)(C)	33,573	90,684
United Kingdom 11.5%		70,515,749
4imprint Group PLC	7,346	473,904
81	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
A.G. Barr PLC	31,571	$194,916
abrdn PLC	31,427	65,559
Accesso Technology Group PLC (A)	5,085	44,998
Accrol Group Holdings PLC (A)	24,318	9,698
Advanced Medical Solutions Group PLC	30,228	97,404
AJ Bell PLC	77,473	284,315
Alfa Financial Software Holdings PLC (C)	28,797	55,446
Alliance Pharma PLC	126,363	76,610
Anglo-Eastern Plantations PLC	9,864	92,368
Argentex Group PLC	2,580	3,625
Ascential PLC (A)	115,514	293,292
Ashmore Group PLC	110,867	271,924
Auction Technology Group PLC (A)	9,742	87,277
Avon Protection PLC	11,476	94,530
Babcock International Group PLC (A)	174,882	855,264
Bakkavor Group PLC (C)	32,786	41,488
Balfour Beatty PLC	234,276	969,967
Bank of Georgia Group PLC	13,173	581,126
Beazley PLC	132,274	913,270
Begbies Traynor Group PLC	38,310	61,110
Bellway PLC	34,517	932,773
Benchmark Holdings PLC (A)	779	366
Bloomsbury Publishing PLC	35,904	189,579
Bodycote PLC	68,334	574,305
Boohoo Group PLC (A)	217,506	97,997
BRAEMAR PLC (B)	7,806	17,280
Breedon Group PLC	14,107	62,406
Bridgepoint Group PLC (C)	61,227	135,152
Britvic PLC	87,158	968,918
Brooks Macdonald Group PLC	2,126	52,518
Bytes Technology Group PLC	64,722	397,610
Camellia PLC	237	16,398
Capita PLC (A)	521,379	119,025
Capricorn Energy PLC	66,774	145,403
Card Factory PLC (A)	110,145	143,053
Carillion PLC (A)(B)	114,263	13,881
Carr’s Group PLC	23,815	39,838
Castings PLC	13,200	58,359
Cazoo Group, Ltd. (A)	1,691	1,911
Central Asia Metals PLC	46,495	117,745
CentralNic Group PLC	43,466	66,497
Chemring Group PLC	97,323	357,494
Chesnara PLC	54,372	187,778
City of London Investment Group PLC	2,827	14,241
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	82

	Shares	Value
United Kingdom (continued)
Clarkson PLC	9,803	$336,177
Close Brothers Group PLC	47,638	494,447
CMC Markets PLC (C)	40,911	54,825
Coats Group PLC	443,318	430,378
Cohort PLC	2,227	14,064
Computacenter PLC	26,318	726,609
Concentric AB	11,039	173,266
Costain Group PLC (A)	45,591	32,941
Cranswick PLC	18,645	795,285
Crest Nicholson Holdings PLC	73,779	168,423
Currys PLC	308,948	195,637
CVS Group PLC	18,950	508,179
Darktrace PLC (A)	28,283	128,725
De La Rue PLC (A)	26,448	18,656
Debenhams PLC (A)(B)	306,827	0
Deliveroo PLC (A)(C)	89,686	128,398
DFS Furniture PLC	54,530	75,894
Dialight PLC (A)	10,395	28,346
Diploma PLC	30,198	1,195,747
Direct Line Insurance Group PLC (A)	69,001	141,401
DiscoverIE Group PLC	18,374	169,762
Domino’s Pizza Group PLC	127,207	635,811
dotdigital Group PLC	80,240	86,268
Dr Martens PLC	60,207	119,609
Drax Group PLC	132,783	927,154
Dunelm Group PLC	34,295	505,165
DWF Group PLC (C)	50,001	61,645
ECORA RESOURCES PLC	70,150	97,695
EKF Diagnostics Holdings PLC	106,847	36,749
Elementis PLC (A)	199,175	287,823
EMIS Group PLC	18,782	455,417
Energean PLC	31,946	459,879
EnQuest PLC (A)	492,057	105,942
Epwin Group PLC	19,976	17,967
Ergomed PLC (A)	11,072	147,659
Essentra PLC	91,192	170,273
FD Technologies PLC (A)	4,462	93,457
FDM Group Holdings PLC	28,133	205,227
Firstgroup PLC	189,934	348,183
Foresight Group Holdings, Ltd.	3,978	23,468
Forterra PLC (C)	71,565	151,482
Foxtons Group PLC	98,524	46,136
Frasers Group PLC (A)	42,170	430,604
Frontier Developments PLC (A)	5,848	24,938
83	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Fuller Smith & Turner PLC, Class A	10,874	$78,504
Funding Circle Holdings PLC (A)(C)	33,089	18,195
Galliford Try Holdings PLC	34,697	86,127
Games Workshop Group PLC	9,947	1,362,070
Gamma Communications PLC	21,943	297,760
GB Group PLC	4,235	12,191
Gem Diamonds, Ltd. (A)	21,233	4,487
Genel Energy PLC	60,213	63,443
Genuit Group PLC	85,251	344,008
Gooch & Housego PLC	2,166	14,001
Goodwin PLC	1,168	68,553
Grainger PLC	232,562	694,886
Greggs PLC	33,313	1,038,520
Gulf Keystone Petroleum, Ltd.	76,757	90,969
H&T Group PLC	5,754	29,713
Halfords Group PLC	66,664	154,223
Harbour Energy PLC	138,121	436,968
Hargreaves Lansdown PLC	40,697	391,636
Hargreaves Services PLC	890	5,350
Harworth Group PLC	17,409	23,810
Hays PLC	485,844	658,073
Headlam Group PLC	26,696	74,007
Helical PLC	42,397	126,053
Helios Towers PLC (A)	187,834	216,635
Henry Boot PLC	36,616	97,480
Hill & Smith PLC	27,916	632,335
Hilton Food Group PLC	23,845	203,144
Hollywood Bowl Group PLC	49,809	149,495
Howden Joinery Group PLC	89,579	837,793
Hunting PLC	47,796	148,729
Ibstock PLC (C)	132,119	248,918
IDOX PLC	44,603	36,168
IG Group Holdings PLC	67,542	578,103
IMI PLC	16,214	307,702
Impax Asset Management Group PLC	20,876	141,264
Inchcape PLC	107,695	1,039,419
Indivior PLC (A)	43,012	989,714
IntegraFin Holdings PLC	62,970	192,003
Intermediate Capital Group PLC	22,776	389,233
International Distributions Services PLC (A)	119,129	365,853
International Personal Finance PLC	75,585	119,215
iomart Group PLC	31,934	71,313
IP Group PLC	277,752	206,276
IQE PLC (A)	95,065	22,797
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	84

	Shares	Value
United Kingdom (continued)
ITV PLC	854,113	$763,793
J.D. Wetherspoon PLC (A)	23,201	212,695
James Fisher & Sons PLC (A)	13,980	58,402
James Halstead PLC	80,865	203,752
JET2 PLC	43,228	577,939
John Wood Group PLC (A)	200,883	405,547
Johnson Matthey PLC	4,065	83,805
Johnson Service Group PLC	91,766	138,207
Jupiter Fund Management PLC	131,429	165,411
Just Group PLC	372,531	355,319
Kainos Group PLC	25,158	386,650
Keller Group PLC	26,190	255,220
Kier Group PLC (A)	111,930	120,290
Kin & Carta PLC (A)	28,603	29,503
Kitwave Group PLC	3,781	13,898
Knights Group Holdings PLC	2,146	2,472
Lancashire Holdings, Ltd.	86,022	623,348
Learning Technologies Group PLC	87,165	84,666
Liontrust Asset Management PLC	16,912	140,773
Lookers PLC	98,652	160,783
LSL Property Services PLC	33,235	99,713
Luceco PLC (C)	36,040	56,221
Macfarlane Group PLC	27,112	37,401
Man Group PLC	394,762	1,057,933
Marks & Spencer Group PLC (A)	504,048	1,445,710
Marshalls PLC	22,852	79,459
Marston’s PLC (A)	219,200	88,811
ME Group International PLC	110,712	222,377
Mears Group PLC	35,696	126,369
Metro Bank Holdings PLC (A)	15,668	20,567
Midwich Group PLC	7,442	38,167
Mitchells & Butlers PLC (A)	92,808	259,236
Mitie Group PLC	468,253	575,518
MJ Gleeson PLC	19,340	94,951
Mobico Group PLC	162,973	172,510
Moneysupermarket.com Group PLC	180,232	566,670
Moonpig Group PLC (A)	14,373	30,801
Morgan Advanced Materials PLC	103,772	345,167
Morgan Sindall Group PLC	15,566	388,306
Mortgage Advice Bureau Holdings, Ltd.	9,104	64,628
Motorpoint group PLC (A)	20,167	24,780
MP Evans Group PLC	6,022	55,652
N. Brown Group PLC (A)	39,244	10,641
Naked Wines PLC (A)	2,243	1,975
85	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
NCC Group PLC	104,321	$131,416
Next 15 Group PLC	27,404	214,243
Nichols PLC	1,774	22,556
Ninety One PLC	98,307	213,115
Norcros PLC	22,835	43,399
Numis Corp. PLC	26,686	113,098
Odfjell Technology, Ltd.	5,943	28,145
OSB Group PLC	102,385	441,792
Oxford Instruments PLC	17,974	504,186
Pagegroup PLC	115,370	611,850
Pan African Resources PLC	407,545	72,289
Paragon Banking Group PLC	75,827	505,416
PayPoint PLC	23,387	162,926
Pendragon PLC (A)	399,706	94,483
Pennon Group PLC	83,082	677,908
Persimmon PLC	16,945	228,441
Petrofac, Ltd. (A)	22,925	20,963
Pets at Home Group PLC	158,832	758,064
Pharos Energy PLC	103,615	29,683
Phoenix Spree Deutschland, Ltd.	5,180	11,043
Polar Capital Holdings PLC	24,577	151,709
Porvair PLC	10,112	78,346
Premier Foods PLC	229,830	359,089
PZ Cussons PLC	89,165	179,006
QinetiQ Group PLC	182,573	769,003
Quilter PLC (C)	416,108	450,229
Rank Group PLC (A)	69,151	73,508
Rathbones Group PLC	19,807	441,187
Reach PLC	105,636	98,110
Record PLC	16,553	16,851
Redcentric PLC	1,167	1,884
Redde Northgate PLC	71,007	288,694
Redrow PLC	90,057	541,339
Renew Holdings PLC	17,714	161,379
Renewi PLC (A)	26,325	160,191
Renishaw PLC	2,541	116,986
Ricardo PLC	20,401	131,747
RM PLC (A)	12,019	9,280
Robert Walters PLC	18,372	85,616
Rotork PLC	240,125	912,598
RS GROUP PLC	28,864	277,366
RWS Holdings PLC	12,808	39,071
S&U PLC	1,096	31,193
S4 Capital PLC (A)	8,658	10,860
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	86

	Shares	Value
United Kingdom (continued)
Sabre Insurance Group PLC (C)	72,221	$140,339
Saga PLC (A)	41,405	76,859
Savannah Energy PLC (A)(B)	124,942	41,548
Savills PLC	47,248	544,568
ScS Group PLC	4,496	9,360
Senior PLC	132,084	301,258
Serco Group PLC	349,166	676,284
Serica Energy PLC	56,116	177,548
Severfield PLC	117,388	101,265
SIG PLC (A)	238,760	101,759
Smart Metering Systems PLC	32,595	283,489
Smiths News PLC	42,303	22,776
Softcat PLC	33,287	633,023
Spectris PLC	17,464	734,612
Speedy Hire PLC	172,366	76,451
Spire Healthcare Group PLC (C)	99,139	273,331
Spirent Communications PLC	202,832	402,916
SSP Group PLC (A)	210,302	626,031
SThree PLC	43,418	195,589
Stolt-Nielsen, Ltd.	4,318	107,372
Studio Retail Group PLC (A)(B)	18,987	27,661
STV Group PLC	8,849	21,637
Superdry PLC (A)	17,005	12,057
Synthomer PLC (A)	107,771	87,266
Tate & Lyle PLC	116,545	1,041,841
Tatton Asset Management PLC	9,513	60,424
Taylor Wimpey PLC	270,625	391,107
TClarke PLC	22,432	37,559
Telecom Plus PLC	23,239	467,940
The Gym Group PLC (A)(C)	50,921	71,512
The Restaurant Group PLC (A)	170,186	91,492
The Vitec Group PLC	13,617	89,525
THG PLC (A)	92,840	115,603
TI Fluid Systems PLC (C)	19,361	31,024
Topps Tiles PLC	62,375	40,389
TORM PLC, Class A	9,712	238,712
TP ICAP Group PLC	245,624	513,497
Travis Perkins PLC	67,649	735,859
Trellus Health PLC (A)	6,575	479
Tribal Group PLC	40	23
Trifast PLC	32,876	34,554
TT Electronics PLC	64,139	138,794
Tullow Oil PLC (A)	387,401	171,840
Tyman PLC	39,993	149,751
87	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Vanquis Banking Group PLC	82,094	$107,680
Vertu Motors PLC	120,571	106,446
Vesuvius PLC	80,276	447,744
Victrex PLC	24,841	471,895
Virgin Money UK PLC	337,270	693,388
Vistry Group PLC	91,115	901,525
Volex PLC	44,053	181,303
Volution Group PLC	57,817	279,304
Vp PLC	3,980	27,318
Watches of Switzerland Group PLC (A)(C)	56,394	415,353
Watkin Jones PLC	61,285	36,379
WH Smith PLC	35,928	666,127
Wickes Group PLC	89,428	158,909
Wilmington PLC	8,311	33,231
Wincanton PLC	45,881	138,857
Xaar PLC (A)	24,649	58,975
XPS Pensions Group PLC	19,896	47,243
Young & Co’s Brewery PLC	2,256	22,283
Young & Co’s Brewery PLC, Class A	5,978	87,217
Zotefoams PLC	4,703	19,889
United States 0.8%		4,798,524
ADTRAN Holdings, Inc.	15,333	133,584
Argonaut Gold, Inc. (A)	105,540	56,238
Atlantic Sapphire ASA (A)	14,337	3,238
Aura Minerals, Inc.	700	4,523
Burford Capital, Ltd.	47,843	660,144
Diversified Energy Company PLC	242,396	281,053
Energy Fuels, Inc. (A)	7,234	51,557
Frontage Holdings Corp. (A)(C)	106,000	29,714
Noble Corp. PLC	1,150	59,916
Perpetua Resources Corp. (A)	7,000	23,209
Primo Water Corp.	48,261	736,487
PureTech Health PLC (A)	59,300	148,310
PureTech Health PLC, ADR (A)	387	9,292
REC Silicon ASA (A)	90,960	145,036
Reliance Worldwide Corp., Ltd.	208,194	560,646
Samsonite International SA (A)(C)	214,800	719,058
SSR Mining, Inc.	67,120	995,474
SunOpta, Inc. (A)	2,100	9,219
SunOpta, Inc. (Toronto Stock Exchange) (A)	25,545	112,487
VAALCO Energy, Inc.	3,901	16,150
Viemed Healthcare, Inc. (A)	1,216	9,619

Viemed Healthcare, Inc. (Toronto Stock Exchange) (A)	4,200	33,570
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	88

	Shares	Value

Preferred securities 0.3%		$2,097,304
(Cost $1,806,112)
Germany 0.3%		2,097,304
Draegerwerk AG & Company KGaA	3,073	148,524
Einhell Germany AG	137	21,791
FUCHS SE	22,125	917,149
Jungheinrich AG	14,274	473,766
Sixt SE	5,323	345,090
STO SE & Company KGaA	842	125,396

Villeroy & Boch AG	3,600	65,588
Rights 0.0%		$12,602
(Cost $12,184)
APERAM SA (Expiration Date: 9-5-23) (A)(E)	11,185	6,064
China Best Group Holding, Ltd. (Expiration Date: 9-11-23; Strike Price: HKD 0.16) (A)	84,000	246
Decmil Group, Ltd. (Expiration Date: 9-6-23; Strike Price: AUD 0.40) (A)	3,773	0
Fingerprint Cards AB (Expiration Date: 9-12-23; Strike Price: SEK 1.20) (A)(B)	108,199	184
Intercell AG (A)(B)(E)	8,699	0
PostNL NV (Expiration Date: 1-1-24) (A)(E)	93,874	6,108
S IMMO AG (Expiration Date: 1-1-26) (A)(E)	19,209	0

Strabag SE (Expiration Date: 1-1-27) (A)(B)(E)	6,041	0
Warrants 0.0%		$3,971
(Cost $0)
European Lithium, Ltd. (Expiration Date: 3-31-25; Strike Price: AUD 0.18) (A)	19,944	90
Webuild SpA (Expiration Date: 8-2-30) (A)(E)	5,704	3,881

	Yield (%)	Shares	Value
Short-term investments 0.0%			$18,312
(Cost $18,299)
Short-term funds 0.0%			18,312
John Hancock Collateral Trust (F)	5.4789(G)	1,832	18,312

Total investments (Cost $552,541,358) 98.8%	$606,489,960
Other assets and liabilities, net 1.2%	7,350,839
Total net assets 100.0%	$613,840,799

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Currency Abbreviations
AUD	Australian Dollar
HKD	Hong Kong Dollar
SEK	Swedish Krona

Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
89	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	All or a portion of this security is on loan as of 8-31-23.
(E)	Strike price and/or expiration date not available.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(G)	The rate shown is the annualized seven-day yield as of 8-31-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND	90

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	38	Long	Sep 2023	$4,153,012	$4,006,910	$(146,102)
						$(146,102)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
At 8-31-23, the aggregate cost of investments for federal income tax purposes was $564,306,068. Net unrealized appreciation aggregated to $42,037,790, of which $140,318,121 related to gross unrealized appreciation and $98,280,331 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
91	JOHN HANCOCK INTERNATIONAL SMALL COMPANY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Kristie M. Fienberg

Kristie M. Feinberg

President

Date: October 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristie M. Fienberg

Kristie M. Feinberg

President

Date: October 4, 2023

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: October 4, 2023